UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
 							             USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   DECEMBER 31

Date of reporting period:  DECEMBER 31, 2016



ITEM 1. REPORTS TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORTS FOR PERIOD ENDING DECEMBER 31, 2016



[LOGO OF USAA]
   USAA(R)

                                            [GRAPHIC OF USAA S&P 500 INDEX FUND]

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         ANNUAL REPORT
         USAA S&P 500 INDEX FUND
         MEMBER SHARES o REWARD SHARES
         DECEMBER 31, 2016

 ============================================================

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

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PRESIDENT'S MESSAGE

"A DIVERSIFIED PORTFOLIO--ONE BASED ON YOUR
INDIVIDUAL GOALS, TIME HORIZON, AND RISK            [PHOTO OF BROOKS ENGLEHARDT]
TOLERANCE--CAN HELP YOU WEATHER THE MARKETS'
INEVITABLE UPS AND DOWNS."

--------------------------------------------------------------------------------

FEBRUARY 2017

No one knows exactly what is going to happen from one day to the next. So, it makes sense to be prepared for the unexpected. This is particularly true in the investment world. In the closing weeks of 2016, global stock markets were rising and bond prices were falling. Precisely the opposite was happening at the beginning of 2016.

In early 2016, concern over economic growth spread across the world and fueled global stock market declines. After reaching their lows of the year in mid-February 2016, most global stock markets rebounded. In the United States, stocks climbed, rallying after Donald Trump's victory in the November 2016 presidential election. Investors appeared to like the President's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. Outside of the United States, emerging-markets equities recorded solid gains in 2016. Developed-markets stocks overall posted negative returns, with European stock markets providing the weakest performance.

Meanwhile, bond markets were dominated by shifting expectations about Federal Reserve (the Fed) monetary policy. The Fed, which raised short-term interest rates by 0.25% in December 2015, had previously forecast four interest rate increases during 2016. Policymakers backed off this expectation in March 2016, saying that only two interest rate increases were possible. As expectations about the Fed's action extended into the future, longer-term interest rates fell and bond prices, which move in the opposite direction, rose. Yields then edged up during the summer and into the autumn of 2016 as U.S. economic data improved. They rose dramatically after the November 2016 presidential election and continued to rise in anticipation of a December 2016 interest rate increase by the Fed. As yields rose, bond prices fell. In December 2016, the Fed raised short-term interest rates by 0.25% and said it was likely to raise interest rates by 0.75% during 2017.

At the end of the twelve-month reporting period, as investors anticipated what might lie ahead, stock prices remained elevated and longer-term yields were near their highs for 2016. At some point, investors are likely to assess

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

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whether reality matches their expectations. As of this writing, U.S. stock prices seem rather high. We believe that earnings news in the coming months will have to be extremely good in order to support continued price appreciation. We see relatively more opportunity in Europe in the near term, despite political uncertainties and slow economic growth. As for emerging-market equities, we believe the 2016 rally may continue, with the asset class benefiting from a pickup in economic growth, widening corporate profit margins, and improving liquidity.

Regarding the bond market, interest rate increases by the Fed in 2017 could add to short-term pressures. However, we believe that there is little reason to worry about rising yields, as long as they do not rise too quickly. We believe that interest rates will increase on a gradual basis; the economy is still growing slowly and inflation currently remains on the low side. Bonds continue to have an important role in a diversified portfolio, as they may help offset the potential volatility of stock holdings. They can also be an important source of income.

Looking ahead, we cannot predict how everything will play out. Investors should be prepared for increased volatility as the markets steadily readjust in response to new information. A diversified portfolio--one based on your individual goals, time horizon, and risk tolerance--can help you weather the markets' inevitable ups and downs. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor.

On behalf of everyone here at USAA Investments, we appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.
o Diversification does not guarantee a profit or prevent a loss.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                 1

MANAGER'S COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            4

FINANCIAL INFORMATION

  Distributions to Shareholders                                                9

  Report of Independent Registered
    Public Accounting Firm                                                    10

  Portfolio of Investments                                                    11

  Notes to Portfolio of Investments                                           32

  Financial Statements                                                        34

  Notes to Financial Statements                                               37

EXPENSE EXAMPLE                                                               53

TRUSTEES' AND OFFICERS' INFORMATION                                           55

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

201617-0217

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

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FUND OBJECTIVE

THE USAA S&P 500 INDEX FUND (THE FUND) SEEKS TO MATCH, BEFORE FEES AND EXPENSES, THE PERFORMANCE OF THE STOCKS COMPOSING THE S&P 500(R) INDEX. THE S&P 500 INDEX EMPHASIZES STOCKS OF LARGE U.S. COMPANIES.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is, under normal market conditions, to invest at least 80% of the Fund's assets in the common stocks of companies composing the S&P 500 Index. This strategy may be changed upon 60 days' written notice to shareholders.

In seeking to track the performance of the S&P 500 Index, the Fund's sub-adviser, Northern Trust Investments, Inc. (NTI), attempts to allocate the Fund's investments among stocks in approximately the same weightings as the S&P 500 Index, beginning with the stocks that make up the larger portion of the index's value. The Fund is rebalanced as required to reflect index changes and to accommodate Fund cash flows. NTI may exclude or remove any S&P stock from the Fund if NTI believes that the stock is illiquid or has been impaired by financial conditions or other extraordinary events.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

BRENT REEDER
Northern Trust Investments, Inc.

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The first two weeks of 2016 began with U.S. markets trending downwards as problems with the Chinese economy preoccupied investors and declining oil prices weighed on investor sentiment. Markets rebounded as global central banks expanded monetary operations yet again in response to signs of slow growth.

    The June 23, 2016 referendum in the United Kingdom to exit the European Union brought a surprise victory for the "leave" campaign. The vote resulted in increased volatility across asset classes and caused an immediate drop in global equity markets. U.S. equities rallied in subsequent days, wiping away losses that may have occurred as a result of the vote. While many investors had expected two interest rate increases over the course of the year, weak economic data helped push the Federal Reserve into delaying an interest rate increase until December 2016. The Federal Open Market Committee's December 2016 projections imply three interest rate increases in 2017.

    In November 2016, OPEC approved its first production cut in eight years, pushing oil prices above $50/barrel. U.S. equities finished the year strong after heightened volatility preceding the U.S. presidential election. The majority of the rally appeared to be driven by the prospect of Republican pro-growth initiatives - including tax reform and regulatory rollback in addition to potential increases in infrastructure spending - with the new presidential administration.

================================================================================

2  | USAA S&P 500 INDEX FUND

================================================================================

    Jobless claims reached multi-year lows as 2016 concluded with a 4.7% national unemployment rate. The yield curve shifted higher and became steeper during the fourth quarter 2016 as the 10-year U.S. Treasury rose above 2.4%. Although inflation remained stubbornly low throughout 2016, investors pushed interest rates upward in anticipation of higher growth and inflation in 2017. These expectations resulted in a stronger U.S. dollar compared to foreign currencies after the election.

o HOW DID THE USAA S&P 500 INDEX FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund closely tracked its benchmark, the broad-based S&P 500(R) Index (the Index), during the reporting period ended December 31, 2016. The USAA S&P 500 Index Fund Member Shares and Reward Shares returned 11.70% and 11.79%, respectively, during the reporting period versus the Index which returned 11.96%. The Index emphasizes large U.S. company stocks and is not available for direct investment.

o   PLEASE DESCRIBE SECTOR PERFORMANCE DURING THE REPORTING PERIOD.

    In 2016, the Index returned 11.96%. Large cap U.S. equities largely outperformed developed market equities outside of the United States, as represented by the MSCI World ex U.S. Index, which returned 4.41% in 2016.

    Energy and Telecommunication Services were the strongest performing sectors within the index, returning 27.49% and 23.49%, respectively. The Health Care and Real Estate sectors exhibited the worst performance, returning -2.45% and 3.66%, respectively.

    Thank you for the opportunity to help you with your investment needs.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o INVESTING IN SECURITIES PRODUCTS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

    Refer to page 5 for the benchmark definition.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

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INVESTMENT OVERVIEW

USAA S&P 500 INDEX FUND MEMBER SHARES (MEMBER SHARES) (Ticker Symbol: USSPX)

--------------------------------------------------------------------------------
                                             12/31/16                12/31/15
--------------------------------------------------------------------------------
Net Assets                                 $3.0 Billion            $2.8 Billion
Net Asset Value Per Share                     $31.81                  $29.18

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS* AS OF 12/31/16
--------------------------------------------------------------------------------
   1 YEAR                        5 YEARS                             10 YEARS
   11.70%                         14.38%                               6.70%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/15**
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT        0.29%         AFTER REIMBURSEMENT       0.26%

              (Includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Returns for the Member Shares exclude the account maintenance fee.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Member Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.25% of the Member Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2017. If the total annual operating expense ratio of the Member Shares is lower than 0.25%, the Member Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The performance data excludes the impact of a $10 account maintenance fee that is assessed on accounts of less than $10,000. Performance of Member Shares will vary from Reward Shares due to differences in expenses.

================================================================================

4  | USAA S&P 500 INDEX FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                      USAA S&P 500
                                    S&P 500                            INDEX FUND
                                     INDEX                           MEMBER SHARES
12/31/2006                         $10,000.00                         $10,000.00
 1/31/2007                          10,151.24                          10,151.00
 2/28/2007                           9,952.69                           9,953.00
 3/31/2007                          10,064.01                          10,062.00
 4/30/2007                          10,509.80                          10,507.00
 5/31/2007                          10,876.54                          10,871.00
 6/30/2007                          10,695.84                          10,691.00
 7/31/2007                          10,364.22                          10,359.00
 8/31/2007                          10,519.58                          10,511.00
 9/30/2007                          10,913.00                          10,904.00
10/31/2007                          11,086.59                          11,075.00
11/30/2007                          10,623.10                          10,608.00
12/31/2007                          10,549.40                          10,532.00
 1/31/2008                           9,916.63                           9,900.00
 2/29/2008                           9,594.48                           9,579.00
 3/31/2008                           9,553.05                           9,532.00
 4/30/2008                          10,018.31                           9,999.00
 5/31/2008                          10,148.08                          10,124.00
 6/30/2008                           9,292.56                           9,270.00
 7/31/2008                           9,214.44                           9,192.00
 8/31/2008                           9,347.73                           9,323.00
 9/30/2008                           8,514.78                           8,488.00
10/31/2008                           7,084.74                           7,063.00
11/30/2008                           6,576.38                           6,552.00
12/31/2008                           6,646.35                           6,621.00
 1/31/2009                           6,086.15                           6,063.00
 2/28/2009                           5,438.11                           5,416.00
 3/31/2009                           5,914.47                           5,890.00
 4/30/2009                           6,480.54                           6,453.00
 5/31/2009                           6,843.01                           6,813.00
 6/30/2009                           6,856.58                           6,827.00
 7/31/2009                           7,375.20                           7,343.00
 8/31/2009                           7,641.47                           7,606.00
 9/30/2009                           7,926.62                           7,888.00
10/31/2009                           7,779.36                           7,738.00
11/30/2009                           8,246.00                           8,202.00
12/31/2009                           8,405.27                           8,361.00
 1/31/2010                           8,102.90                           8,061.00
 2/28/2010                           8,353.91                           8,306.00
 3/31/2010                           8,858.02                           8,809.00
 4/30/2010                           8,997.87                           8,945.00
 5/31/2010                           8,279.39                           8,227.00
 6/30/2010                           7,845.97                           7,794.00
 7/31/2010                           8,395.69                           8,339.00
 8/31/2010                           8,016.67                           7,961.00
 9/30/2010                           8,732.12                           8,669.00
10/31/2010                           9,064.37                           8,998.00
11/30/2010                           9,065.53                           8,998.00
12/31/2010                           9,671.39                           9,600.00
 1/31/2011                           9,900.62                           9,823.00
 2/28/2011                          10,239.80                          10,159.00
 3/31/2011                          10,243.88                          10,157.00
 4/30/2011                          10,547.25                          10,459.00
 5/31/2011                          10,427.86                          10,336.00
 6/30/2011                          10,254.04                          10,166.00
 7/31/2011                          10,045.53                           9,955.00
 8/31/2011                           9,499.83                           9,410.00
 9/30/2011                           8,832.01                           8,747.00
10/31/2011                           9,797.28                           9,703.00
11/30/2011                           9,775.63                           9,677.00
12/31/2011                           9,875.63                           9,774.00
 1/31/2012                          10,318.21                          10,210.00
 2/29/2012                          10,764.39                          10,652.00
 3/31/2012                          11,118.64                          10,997.00
 4/30/2012                          11,048.85                          10,930.00
 5/31/2012                          10,384.80                          10,267.00
 6/30/2012                          10,812.68                          10,691.00
 7/31/2012                          10,962.86                          10,837.00
 8/31/2012                          11,209.77                          11,079.00
 9/30/2012                          11,499.45                          11,364.00
10/31/2012                          11,287.12                          11,148.00
11/30/2012                          11,352.60                          11,211.00
12/31/2012                          11,456.07                          11,314.00
 1/31/2013                          12,049.44                          11,898.00
 2/28/2013                          12,213.01                          12,054.00
 3/31/2013                          12,671.04                          12,500.00
 4/30/2013                          12,915.17                          12,740.00
 5/31/2013                          13,217.28                          13,037.00
 6/30/2013                          13,039.78                          12,858.00
 7/31/2013                          13,703.30                          13,521.00
 8/31/2013                          13,306.43                          13,117.00
 9/30/2013                          13,723.72                          13,526.00
10/31/2013                          14,354.56                          14,146.00
11/30/2013                          14,792.00                          14,575.00
12/31/2013                          15,166.48                          14,938.00
 1/31/2014                          14,642.11                          14,417.00
 2/28/2014                          15,311.90                          15,073.00
 3/31/2014                          15,440.61                          15,198.00
 4/30/2014                          15,554.75                          15,306.00
 5/31/2014                          15,919.88                          15,664.00
 6/30/2014                          16,248.74                          15,980.00
 7/31/2014                          16,024.66                          15,757.00
 8/31/2014                          16,665.73                          16,385.00
 9/30/2014                          16,432.01                          16,151.00
10/31/2014                          16,833.37                          16,541.00
11/30/2014                          17,286.09                          16,982.00
12/31/2014                          17,242.55                          16,937.00
 1/31/2015                          16,724.94                          16,424.00
 2/28/2015                          17,686.15                          17,368.00
 3/31/2015                          17,406.45                          17,092.00
 4/30/2015                          17,573.44                          17,249.00
 5/31/2015                          17,799.42                          17,463.00
 6/30/2015                          17,454.85                          17,124.00
 7/31/2015                          17,820.56                          17,478.00
 8/31/2015                          16,745.37                          16,421.00
 9/30/2015                          16,331.03                          16,008.00
10/31/2015                          17,708.62                          17,357.00
11/30/2015                          17,761.29                          17,409.00
12/31/2015                          17,481.16                          17,128.00
 1/31/2016                          16,613.67                          16,277.00
 2/29/2016                          16,591.25                          16,248.00
 3/31/2016                          17,716.77                          17,348.00
 4/30/2016                          17,785.46                          17,413.00
 5/31/2016                          18,104.85                          17,720.00
 6/30/2016                          18,151.76                          17,764.00
 7/31/2016                          18,820.99                          18,417.00
 8/31/2016                          18,847.42                          18,435.00
 9/30/2016                          18,850.98                          18,435.00
10/31/2016                          18,507.12                          18,096.00
11/30/2016                          19,192.53                          18,763.00
12/31/2016                          19,571.89                          19,132.00

                                   [END CHART]

                      Data from 12/31/06 to 12/31/16.

The graph illustrates how a $10,000 hypothetical investment in the USAA S&P 500 Index Fund Member Shares closely tracks the S&P 500 Index. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded U.S. stocks.

"Standard & Poor's(R)," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for our use. The USAA S&P 500 Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the USAA S&P 500 Index Fund. o Index products incur fees and expenses and may not always be invested in all securities of the index the Fund attempts to mirror.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

USAA S&P 500 INDEX FUND REWARD SHARES (REWARD SHARES) (Ticker Symbol: USPRX)

--------------------------------------------------------------------------------
                                             12/31/16                12/31/15
--------------------------------------------------------------------------------
Net Assets                                 $3.0 Billion           $2.6 Billion
Net Asset Value Per Share                     $31.82                 $29.19

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
   1 YEAR                        5 YEARS                             10 YEARS
   11.79%                         14.49%                               6.83%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 12/31/15*
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT          0.19%        AFTER REIMBURSEMENT        0.16%

                 (Includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Reward Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.15% of the Reward Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2017. If the total annual operating expense ratio of the Reward Shares is lower than 0.15%, the Reward Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Reward Shares are currently offered for sale to qualified shareholders, USAA discretionary managed account program, and a USAA Fund participating in a fund-of-funds investment strategy.

================================================================================

6  | USAA S&P 500 INDEX FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                             USAA S&P 500
                                       S&P 500                                INDEX FUND
                                        INDEX                                REWARD SHARES
12/31/2006                            $10,000.00                              $10,000.00
 1/31/2007                             10,151.24                               10,151.00
 2/28/2007                              9,952.69                                9,953.00
 3/31/2007                             10,064.01                               10,060.00
 4/30/2007                             10,509.80                               10,509.00
 5/31/2007                             10,876.54                               10,873.00
 6/30/2007                             10,695.84                               10,691.00
 7/31/2007                             10,364.22                               10,359.00
 8/31/2007                             10,519.58                               10,515.00
 9/30/2007                             10,913.00                               10,906.00
10/31/2007                             11,086.59                               11,078.00
11/30/2007                             10,623.10                               10,615.00
12/31/2007                             10,549.40                               10,542.00
 1/31/2008                              9,916.63                                9,909.00
 2/29/2008                              9,594.48                                9,583.00
 3/31/2008                              9,553.05                                9,544.00
 4/30/2008                             10,018.31                               10,006.00
 5/31/2008                             10,148.08                               10,136.00
 6/30/2008                              9,292.56                                9,285.00
 7/31/2008                              9,214.44                                9,202.00
 8/31/2008                              9,347.73                                9,338.00
 9/30/2008                              8,514.78                                8,506.00
10/31/2008                              7,084.74                                7,073.00
11/30/2008                              6,576.38                                6,567.00
12/31/2008                              6,646.35                                6,634.00
 1/31/2009                              6,086.15                                6,079.00
 2/28/2009                              5,438.11                                5,431.00
 3/31/2009                              5,914.47                                5,904.00
 4/30/2009                              6,480.54                                6,473.00
 5/31/2009                              6,843.01                                6,834.00
 6/30/2009                              6,856.58                                6,846.00
 7/31/2009                              7,375.20                                7,363.00
 8/31/2009                              7,641.47                                7,631.00
 9/30/2009                              7,926.62                                7,912.00
10/31/2009                              7,779.36                                7,767.00
11/30/2009                              8,246.00                                8,232.00
12/31/2009                              8,405.27                                8,391.00
 1/31/2010                              8,102.90                                8,089.00
 2/28/2010                              8,353.91                                8,340.00
 3/31/2010                              8,858.02                                8,844.00
 4/30/2010                              8,997.87                                8,980.00
 5/31/2010                              8,279.39                                8,264.00
 6/30/2010                              7,845.97                                7,828.00
 7/31/2010                              8,395.69                                8,380.00
 8/31/2010                              8,016.67                                8,000.00
 9/30/2010                              8,732.12                                8,714.00
10/31/2010                              9,064.37                                9,045.00
11/30/2010                              9,065.53                                9,045.00
12/31/2010                              9,671.39                                9,648.00
 1/31/2011                              9,900.62                                9,874.00
 2/28/2011                             10,239.80                               10,211.00
 3/31/2011                             10,243.88                               10,218.00
 4/30/2011                             10,547.25                               10,517.00
 5/31/2011                             10,427.86                               10,398.00
 6/30/2011                             10,254.04                               10,225.00
 7/31/2011                             10,045.53                               10,012.00
 8/31/2011                              9,499.83                                9,469.00
 9/30/2011                              8,832.01                                8,801.00
10/31/2011                              9,797.28                                9,762.00
11/30/2011                              9,775.63                                9,742.00
12/31/2011                              9,875.63                                9,837.00
 1/31/2012                             10,318.21                               10,281.00
 2/29/2012                             10,764.39                               10,720.00
 3/31/2012                             11,118.64                               11,076.00
 4/30/2012                             11,048.85                               11,002.00
 5/31/2012                             10,384.80                               10,341.00
 6/30/2012                             10,812.68                               10,764.00
 7/31/2012                             10,962.86                               10,912.00
 8/31/2012                             11,209.77                               11,155.00
 9/30/2012                             11,499.45                               11,445.00
10/31/2012                             11,287.12                               11,233.00
11/30/2012                             11,352.60                               11,297.00
12/31/2012                             11,456.07                               11,398.00
 1/31/2013                             12,049.44                               11,986.00
 2/28/2013                             12,213.01                               12,149.00
 3/31/2013                             12,671.04                               12,602.00
 4/30/2013                             12,915.17                               12,844.00
 5/31/2013                             13,217.28                               13,143.00
 6/30/2013                             13,039.78                               12,960.00
 7/31/2013                             13,703.30                               13,627.00
 8/31/2013                             13,306.43                               13,225.00
 9/30/2013                             13,723.72                               13,636.00
10/31/2013                             14,354.56                               14,261.00
11/30/2013                             14,792.00                               14,693.00
12/31/2013                             15,166.48                               15,063.00
 1/31/2014                             14,642.11                               14,543.00
 2/28/2014                             15,311.90                               15,206.00
 3/31/2014                             15,440.61                               15,329.00
 4/30/2014                             15,554.75                               15,443.00
 5/31/2014                             15,919.88                               15,799.00
 6/30/2014                             16,248.74                               16,127.00
 7/31/2014                             16,024.66                               15,903.00
 8/31/2014                             16,665.73                               16,536.00
 9/30/2014                             16,432.01                               16,304.00
10/31/2014                             16,833.37                               16,698.00
11/30/2014                             17,286.09                               17,143.00
12/31/2014                             17,242.55                               17,101.00
 1/31/2015                             16,724.94                               16,583.00
 2/28/2015                             17,686.15                               17,531.00
 3/31/2015                             17,406.45                               17,256.00
 4/30/2015                             17,573.44                               17,420.00
 5/31/2015                             17,799.42                               17,636.00
 6/30/2015                             17,454.85                               17,298.00
 7/31/2015                             17,820.56                               17,656.00
 8/31/2015                             16,745.37                               16,588.00
 9/30/2015                             16,331.03                               16,176.00
10/31/2015                             17,708.62                               17,538.00
11/30/2015                             17,761.29                               17,591.00
12/31/2015                             17,481.16                               17,311.00
 1/31/2016                             16,613.67                               16,445.00
 2/29/2016                             16,591.25                               16,422.00
 3/31/2016                             17,716.77                               17,537.00
 4/30/2016                             17,785.46                               17,602.00
 5/31/2016                             18,104.85                               17,919.00
 6/30/2016                             18,151.76                               17,962.00
 7/31/2016                             18,820.99                               18,622.00
 8/31/2016                             18,847.42                               18,646.00
 9/30/2016                             18,850.98                               18,646.00
10/31/2016                             18,507.12                               18,302.00
11/30/2016                             19,192.53                               18,977.00
12/31/2016                             19,571.89                               19,353.00

                                   [END CHART]

                         Data from 12/31/06 to 12/31/16

The graph illustrates how a $10,000 hypothetical investment in the USAA S&P 500 Index Fund Reward Shares closely tracks the S&P 500 Index (see page 5 for the benchmark definition).

"Standard & Poor's(R)," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for our use. The USAA S&P 500 Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the USAA S&P 500 Index Fund. o Index products incur fees and expenses and may not always be invested in all securities of the index the Fund attempts to mirror.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                          o TOP 10 EQUITY HOLDINGS - 12/31/16 o
                                  (% of Net Assets)

Apple, Inc. ..............................................................  3.2%
Microsoft Corp. ..........................................................  2.5%
Exxon Mobil Corp. ........................................................  1.9%
Johnson & Johnson ........................................................  1.6%
Berkshire Hathaway, Inc. "B" .............................................  1.6%
JPMorgan Chase & Co. .....................................................  1.6%
Amazon.com, Inc. .........................................................  1.5%
General Electric Co. .....................................................  1.4%
Facebook, Inc. "A" .......................................................  1.4%
AT&T, Inc. ...............................................................  1.3%

You will fund a complete list of securities that the Fund owns on pages 11-31.

                        o SECTOR ALLOCATION* - 12/31/16 o

                        [PIE CHART OF SECTOR ALLOCATION*]

INFORMATION TECHNOLOGY                                                     20.4%
FINANCIALS                                                                 14.6%
HEALTH CARE                                                                13.4%
CONSUMER DISCRETIONARY                                                     11.8%
INDUSTRIALS                                                                10.1%
CONSUMER STAPLES                                                            9.2%
ENERGY                                                                      7.4%
UTILITIES                                                                   3.1%
REAL ESTATE                                                                 2.9%
MATERIALS                                                                   2.8%
TELECOMMUNICATION SERVICES                                                  2.6%

                                   [END CHART]

*Excludes money market instruments.

Percentages are of the net assets of the Fund, and may not equal 100%.

================================================================================

8   | USAA S&P 500 INDEX FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2016:

    DIVIDEND RECEIVED           QUALIFIED DIVIDEND             LONG-TERM           QUALIFIED
  DEDUCTION (CORPORATE          INCOME (NON-CORPORATE         CAPITAL GAIN          INTEREST
    SHAREHOLDERS)(1)              SHAREHOLDERS)(1)           DISTRIBUTIONS(2)        INCOME
--------------------------------------------------------------------------------------------
         100%                          100%                    $24,247,000          $356,000
--------------------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA S&P 500 INDEX FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA S&P 500 Index Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA S&P 500 Index Fund at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /S/ ERNST & YOUNG LLP

San Antonio, Texas
February 21, 2017

================================================================================

10  | USAA S&P 500 INDEX FUND

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2016

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              COMMON STOCKS (98.3%)

              CONSUMER DISCRETIONARY (11.8%)
              ------------------------------
              ADVERTISING (0.1%)
   120,334    Interpublic Group of Companies, Inc.                                                 $    2,817
    71,913    Omnicom Group, Inc.                                                                       6,121
                                                                                                   ----------
                                                                                                        8,938
                                                                                                   ----------
              APPAREL & ACCESSORIES & LUXURY GOODS (0.3%)
    85,012    Coach, Inc.                                                                               2,977
   114,368    Hanesbrands, Inc.                                                                         2,467
    50,123    Michael Kors Holdings Ltd.*                                                               2,154
    24,061    PVH Corp.                                                                                 2,171
    17,014    Ralph Lauren Corp.                                                                        1,537
    56,177    Under Armour, Inc. "A"*                                                                   1,632
    57,088    Under Armour, Inc. "C"*                                                                   1,437
   101,213    V.F. Corp.                                                                                5,400
                                                                                                   ----------
                                                                                                       19,775
                                                                                                   ----------
              APPAREL RETAIL (0.6%)
    41,368    Foot Locker, Inc.                                                                         2,932
    66,401    Gap, Inc.                                                                                 1,490
    72,949    L Brands, Inc.                                                                            4,803
   121,174    Ross Stores, Inc.                                                                         7,949
   198,640    TJX Companies, Inc.                                                                      14,924
    27,390    Urban Outfitters, Inc.*                                                                     780
                                                                                                   ----------
                                                                                                       32,878
                                                                                                   ----------
              AUTO PARTS & EQUIPMENT (0.1%)
    60,957    BorgWarner, Inc.                                                                          2,404
    82,728    Delphi Automotive plc                                                                     5,572
                                                                                                   ----------
                                                                                                        7,976
                                                                                                   ----------
              AUTOMOBILE MANUFACTURERS (0.5%)
 1,189,620    Ford Motor Co.                                                                           14,430
   422,853    General Motors Co.                                                                       14,732
                                                                                                   ----------
                                                                                                       29,162
                                                                                                   ----------
              AUTOMOTIVE RETAIL (0.4%)
    22,401    Advance Auto Parts, Inc.                                                                  3,788
    19,982    AutoNation, Inc.*                                                                           972

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
     8,812    AutoZone, Inc.*                                                                      $    6,960
    58,142    CarMax, Inc.*                                                                             3,744
    28,833    O'Reilly Automotive, Inc.*                                                                8,027
                                                                                                   ----------
                                                                                                       23,491
                                                                                                   ----------
              BROADCASTING (0.2%)
   119,482    CBS Corp. "B"                                                                             7,601
    46,099    Discovery Communications, Inc. "A"*                                                       1,264
    68,046    Discovery Communications, Inc. "C"*                                                       1,822
    29,158    Scripps Network Interactive "A"                                                           2,081
    64,512    TEGNA, Inc.                                                                               1,380
                                                                                                   ----------
                                                                                                       14,148
                                                                                                   ----------
              CABLE & SATELLITE (1.2%)
    66,002    Charter Communications, Inc. "A"*                                                        19,003
   726,450    Comcast Corp. "A"                                                                        50,162
                                                                                                   ----------
                                                                                                       69,165
                                                                                                   ----------
              CASINOS & GAMING (0.0%)
    24,109    Wynn Resorts Ltd.                                                                         2,086
                                                                                                   ----------
              COMPUTER & ELECTRONIC RETAIL (0.1%)
    83,672    Best Buy Co., Inc.                                                                        3,570
                                                                                                   ----------
              CONSUMER ELECTRONICS (0.1%)
    34,960    Garmin Ltd.                                                                               1,695
    21,256    Harman International Industries, Inc.                                                     2,363
                                                                                                   ----------
                                                                                                        4,058
                                                                                                   ----------
              DEPARTMENT STORES (0.1%)
    53,838    Kohl's Corp.                                                                              2,658
    93,074    Macy's, Inc.                                                                              3,333
    35,299    Nordstrom, Inc.                                                                           1,692
                                                                                                   ----------
                                                                                                        7,683
                                                                                                   ----------
              DISTRIBUTORS (0.1%)
    45,216    Genuine Parts Co.                                                                         4,320
    93,700    LKQ Corp.*                                                                                2,872
                                                                                                   ----------
                                                                                                        7,192
                                                                                                   ----------
              FOOTWEAR (0.4%)
   407,429    NIKE, Inc. "B"                                                                           20,710
                                                                                                   ----------
              GENERAL MERCHANDISE STORES (0.4%)
    77,531    Dollar General Corp.                                                                      5,743
    72,020    Dollar Tree, Inc.*                                                                        5,558
   171,322    Target Corp.                                                                             12,375
                                                                                                   ----------
                                                                                                       23,676
                                                                                                   ----------

================================================================================

12  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              HOME FURNISHINGS (0.1%)
    40,737    Leggett & Platt, Inc.                                                                $    1,991
    19,245    Mohawk Industries, Inc.*                                                                  3,843
                                                                                                   ----------
                                                                                                        5,834
                                                                                                   ----------
              HOME IMPROVEMENT RETAIL (1.2%)
   371,366    Home Depot, Inc.                                                                         49,793
   264,972    Lowe's Companies, Inc.                                                                   18,845
                                                                                                   ----------
                                                                                                       68,638
                                                                                                   ----------
              HOMEBUILDING (0.1%)
   103,799    D.R. Horton, Inc.                                                                         2,837
    59,867    Lennar Corp. "A"                                                                          2,570
    90,633    PulteGroup, Inc.                                                                          1,666
                                                                                                   ----------
                                                                                                        7,073
                                                                                                   ----------
              HOMEFURNISHING RETAIL (0.0%)
    45,873    Bed Bath & Beyond, Inc.                                                                   1,864
                                                                                                   ----------
              HOTELS, RESORTS & CRUISE LINES (0.4%)
   127,867    Carnival Corp.                                                                            6,657
    97,568    Marriott International, Inc. "A"                                                          8,067
    50,956    Royal Caribbean Cruises Ltd.                                                              4,180
    33,066    Wyndham Worldwide Corp.                                                                   2,525
                                                                                                   ----------
                                                                                                       21,429
                                                                                                   ----------
              HOUSEHOLD APPLIANCES (0.1%)
    22,961    Whirlpool Corp.                                                                           4,174
                                                                                                   ----------
              HOUSEWARES & SPECIALTIES (0.1%)
   146,870    Newell Rubbermaid, Inc.                                                                   6,558
                                                                                                   ----------
              INTERNET RETAIL (2.3%)
   120,214    Amazon.com, Inc.*                                                                        90,145
    37,007    Expedia, Inc.                                                                             4,192
   130,814    Netflix, Inc.*                                                                           16,195
    15,039    Priceline Group, Inc.*                                                                   22,048
    34,486    TripAdvisor, Inc.*                                                                        1,599
                                                                                                   ----------
                                                                                                      134,179
                                                                                                   ----------
              LEISURE PRODUCTS (0.1%)
    33,993    Hasbro, Inc.                                                                              2,644
   103,942    Mattel, Inc.                                                                              2,864
                                                                                                   ----------
                                                                                                        5,508
                                                                                                   ----------
              MOTORCYCLE MANUFACTURERS (0.1%)
    54,275    Harley-Davidson, Inc.                                                                     3,166
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              MOVIES & ENTERTAINMENT (1.4%)
   235,050    Time Warner, Inc.                                                                    $   22,689
   323,074    Twenty-First Century Fox, Inc. "A"                                                        9,059
   147,878    Twenty-First Century Fox, Inc. "B"                                                        4,030
   106,201    Viacom, Inc. "B"                                                                          3,728
   446,270    Walt Disney Co.                                                                          46,510
                                                                                                   ----------
                                                                                                       86,016
                                                                                                   ----------
              PUBLISHING (0.0%)
   117,161    News Corp. "A"                                                                            1,342
    36,078    News Corp. "B"                                                                              426
                                                                                                   ----------
                                                                                                        1,768
                                                                                                   ----------
              RESTAURANTS (1.1%)
     8,834    Chipotle Mexican Grill, Inc.*                                                             3,333
    37,570    Darden Restaurants, Inc.                                                                  2,732
   253,153    McDonald's Corp.                                                                         30,814
   443,690    Starbucks Corp.                                                                          24,634
   105,883    Yum! Brands, Inc.                                                                         6,705
                                                                                                   ----------
                                                                                                       68,218
                                                                                                   ----------
              SPECIALIZED CONSUMER SERVICES (0.0%)
    67,281    H&R Block, Inc.                                                                           1,547
                                                                                                   ----------
              SPECIALTY STORES (0.2%)
    21,132    Signet Jewelers Ltd.                                                                      1,992
   198,394    Staples, Inc.                                                                             1,795
    32,606    Tiffany & Co.                                                                             2,525
    39,867    Tractor Supply Co.                                                                        3,022
    17,803    Ulta Salon, Cosmetics & Fragrance, Inc.*                                                  4,539
                                                                                                   ----------
                                                                                                       13,873
                                                                                                   ----------
              TIRES & RUBBER (0.0%)
    78,851    Goodyear Tire & Rubber Co.                                                                2,434
                                                                                                   ----------
              Total Consumer Discretionary                                                            706,787
                                                                                                   ----------
              CONSUMER STAPLES (9.2%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.1%)
   175,396    Archer-Daniels-Midland Co.                                                                8,007
                                                                                                   ----------
              BREWERS (0.1%)
    56,422    Molson Coors Brewing Co. "B"                                                              5,491
                                                                                                   ----------
              DISTILLERS & VINTNERS (0.2%)
    55,364    Brown-Forman Corp. "B"                                                                    2,487
    54,206    Constellation Brands, Inc. "A"                                                            8,310
                                                                                                   ----------
                                                                                                       10,797
                                                                                                   ----------

================================================================================

14  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              DRUG RETAIL (0.8%)
   325,094    CVS Health Corp.                                                                     $   25,653
   260,876    Walgreens Boots Alliance, Inc.                                                           21,590
                                                                                                   ----------
                                                                                                       47,243
                                                                                                   ----------
              FOOD DISTRIBUTORS (0.1%)
   153,375    Sysco Corp.                                                                               8,493
                                                                                                   ----------
              FOOD RETAIL (0.2%)
   287,096    Kroger Co.                                                                                9,908
    97,665    Whole Foods Market, Inc.                                                                  3,004
                                                                                                   ----------
                                                                                                       12,912
                                                                                                   ----------
              HOUSEHOLD PRODUCTS (1.8%)
    79,396    Church & Dwight Co., Inc.                                                                 3,509
    39,089    Clorox Co.                                                                                4,691
   270,850    Colgate-Palmolive Co.                                                                    17,724
   109,088    Kimberly-Clark Corp.                                                                     12,449
   815,706    Procter & Gamble Co.(f)                                                                  68,585
                                                                                                   ----------
                                                                                                      106,958
                                                                                                   ----------
              HYPERMARKETS & SUPER CENTERS (0.9%)
   133,351    Costco Wholesale Corp.                                                                   21,351
   459,019    Wal-Mart Stores, Inc.(f)                                                                 31,727
                                                                                                   ----------
                                                                                                       53,078
                                                                                                   ----------
              PACKAGED FOOD & MEAT (1.5%)
    59,024    Campbell Soup Co.                                                                         3,569
   126,436    ConAgra Foods, Inc.                                                                       5,001
   180,193    General Mills, Inc.                                                                      11,131
    42,339    Hershey Co.                                                                               4,379
    82,921    Hormel Foods Corp.                                                                        2,886
    35,343    J.M. Smucker Co.                                                                          4,526
    77,205    Kellogg Co.                                                                               5,691
   181,810    Kraft Heinz Co.                                                                          15,876
    35,113    McCormick & Co., Inc.                                                                     3,277
    56,533    Mead Johnson Nutrition Co.                                                                4,000
   470,745    Mondelez International, Inc. "A"                                                         20,868
    88,576    Tyson Foods, Inc. "A"                                                                     5,463
                                                                                                   ----------
                                                                                                       86,667
                                                                                                   ----------
              PERSONAL PRODUCTS (0.1%)
   143,255    Coty, Inc. "A"                                                                            2,623
    67,734    Estee Lauder Companies, Inc. "A"                                                          5,181
                                                                                                   ----------
                                                                                                        7,804
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              SOFT DRINKS (1.8%)
 1,183,301    Coca-Cola Co.                                                                        $   49,059
    55,915    Dr Pepper Snapple Group, Inc.                                                             5,070
   123,132    Monster Beverage Corp.*                                                                   5,460
   437,015    PepsiCo, Inc.                                                                            45,725
                                                                                                   ----------
                                                                                                      105,314
                                                                                                   ----------
              TOBACCO (1.6%)
   594,550    Altria Group, Inc.                                                                       40,203
   472,875    Philip Morris International, Inc.                                                        43,263
   251,936    Reynolds American, Inc.                                                                  14,119
                                                                                                   ----------
                                                                                                       97,585
                                                                                                   ----------
              Total Consumer Staples                                                                  550,349
                                                                                                   ----------
              ENERGY (7.4%)
              -------------
              INTEGRATED OIL & GAS (3.3%)
   575,356    Chevron Corp.                                                                            67,720
 1,263,872    Exxon Mobil Corp.                                                                       114,077
   232,852    Occidental Petroleum Corp.                                                               16,586
                                                                                                   ----------
                                                                                                      198,383
                                                                                                   ----------
              OIL & GAS DRILLING (0.1%)
    33,194    Helmerich & Payne, Inc.                                                                   2,569
   117,827    Transocean Ltd.*                                                                          1,737
                                                                                                   ----------
                                                                                                        4,306
                                                                                                   ----------
              OIL & GAS EQUIPMENT & SERVICES (1.1%)
   128,914    Baker Hughes, Inc.                                                                        8,376
    68,460    FMC Technologies, Inc.*                                                                   2,432
   263,739    Halliburton Co.                                                                          14,266
   114,698    National Oilwell Varco, Inc.                                                              4,294
   424,160    Schlumberger Ltd.                                                                        35,608
                                                                                                   ----------
                                                                                                       64,976
                                                                                                   ----------
              OIL & GAS EXPLORATION & PRODUCTION (1.9%)
   170,318    Anadarko Petroleum Corp.                                                                 11,876
   115,883    Apache Corp.                                                                              7,355
   140,986    Cabot Oil & Gas Corp.                                                                     3,293
   226,336    Chesapeake Energy Corp.*                                                                  1,589
    29,025    Cimarex Energy Co.                                                                        3,945
    44,489    Concho Resources, Inc.*                                                                   5,899
   377,628    ConocoPhillips                                                                           18,934
   159,598    Devon Energy Corp.                                                                        7,289
   175,667    EOG Resources, Inc.                                                                      17,760
    52,983    EQT Corp.                                                                                 3,465
    81,000    Hess Corp.                                                                                5,046

================================================================================

16  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
   257,900    Marathon Oil Corp.                                                                   $    4,464
    49,903    Murphy Oil Corp.                                                                          1,553
    59,756    Newfield Exploration Co.*                                                                 2,420
   130,871    Noble Energy, Inc.                                                                        4,981
    51,773    Pioneer Natural Resources Co.                                                             9,323
    57,101    Range Resources Corp.                                                                     1,962
   149,869    Southwestern Energy Co.*                                                                  1,622
                                                                                                   ----------
                                                                                                      112,776
                                                                                                   ----------
              OIL & GAS REFINING & MARKETING (0.5%)
   160,924    Marathon Petroleum Corp.                                                                  8,102
   135,011    Phillips 66                                                                              11,666
    35,561    Tesoro Corp.                                                                              3,110
   137,965    Valero Energy Corp.                                                                       9,426
                                                                                                   ----------
                                                                                                       32,304
                                                                                                   ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.5%)
   585,427    Kinder Morgan, Inc.                                                                      12,124
    64,108    ONEOK, Inc.                                                                               3,681
   214,138    Spectra Energy Corp.                                                                      8,799
   209,084    Williams Companies, Inc.                                                                  6,511
                                                                                                   ----------
                                                                                                       31,115
                                                                                                   ----------
              Total Energy                                                                            443,860
                                                                                                   ----------
              FINANCIALS (14.6%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.1%)
    16,837    Affiliated Managers Group, Inc.*                                                          2,446
    48,180    Ameriprise Financial, Inc.                                                                5,345
   322,365    Bank of New York Mellon Corp.                                                            15,274
    37,084    BlackRock, Inc.                                                                          14,112
   105,606    Franklin Resources, Inc.                                                                  4,180
   123,962    Invesco Ltd.                                                                              3,761
    63,759    Northern Trust Corp.(c)                                                                   5,678
   110,545    State Street Corp.                                                                        8,591
    74,250    T. Rowe Price Group, Inc.                                                                 5,588
                                                                                                   ----------
                                                                                                       64,975
                                                                                                   ----------
              CONSUMER FINANCE (0.8%)
   234,354    American Express Co.                                                                     17,361
   147,081    Capital One Financial Corp.                                                              12,831
   120,273    Discover Financial Services                                                               8,670
    92,434    Navient Corp.                                                                             1,519
   239,084    Synchrony Financial                                                                       8,672
                                                                                                   ----------
                                                                                                       49,053
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              DIVERSIFIED BANKS (5.3%)
 3,080,196    Bank of America Corp.(f)                                                             $   68,072
   868,658    Citigroup, Inc.                                                                          51,624
    52,425    Comerica, Inc.                                                                            3,571
 1,090,656    JPMorgan Chase & Co.(f)                                                                  94,113
   486,929    U.S. Bancorp                                                                             25,013
 1,377,787    Wells Fargo & Co.                                                                        75,930
                                                                                                   ----------
                                                                                                      318,323
                                                                                                   ----------
              FINANCIAL EXCHANGES & DATA (0.6%)
   103,470    CME Group, Inc.                                                                          11,935
   181,671    Intercontinental Exchange, Inc.                                                          10,250
    50,883    Moody's Corp.                                                                             4,797
    34,560    NASDAQ OMX Group, Inc.                                                                    2,320
    78,985    S&P Global, Inc.                                                                          8,494
                                                                                                   ----------
                                                                                                       37,796
                                                                                                   ----------
              INSURANCE BROKERS (0.5%)
    80,190    Aon plc                                                                                   8,943
    54,326    Arthur J. Gallagher & Co.                                                                 2,823
   157,329    Marsh & McLennan Companies, Inc.                                                         10,634
    38,990    Willis Towers Watson plc                                                                  4,768
                                                                                                   ----------
                                                                                                       27,168
                                                                                                   ----------
              INVESTMENT BANKING & BROKERAGE (1.1%)
   367,729    Charles Schwab Corp.                                                                     14,514
    83,201    E*TRADE Financial Corp.*                                                                  2,883
   112,746    Goldman Sachs Group, Inc.                                                                26,997
   439,671    Morgan Stanley                                                                           18,576
                                                                                                   ----------
                                                                                                       62,970
                                                                                                   ----------
              LIFE & HEALTH INSURANCE (0.9%)
   124,343    Aflac, Inc.                                                                               8,654
    69,671    Lincoln National Corp.                                                                    4,617
   335,023    MetLife, Inc.                                                                            18,054
    81,445    Principal Financial Group, Inc.                                                           4,713
   131,079    Prudential Financial, Inc.                                                               13,640
    33,769    Torchmark Corp.                                                                           2,491
    70,713    Unum Group                                                                                3,107
                                                                                                   ----------
                                                                                                       55,276
                                                                                                   ----------
              MULTI-LINE INSURANCE (0.5%)
   297,413    American International Group, Inc.                                                       19,424
    17,408    Assurant, Inc.                                                                            1,617
   115,162    Hartford Financial Services Group, Inc.                                                   5,487
    83,859    Loews Corp.                                                                               3,927
                                                                                                   ----------
                                                                                                       30,455
                                                                                                   ----------

================================================================================

18  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              MULTI-SECTOR HOLDINGS (1.6%)
   578,846    Berkshire Hathaway, Inc. "B" *                                                       $   94,340
    97,885    Leucadia National Corp.                                                                   2,276
                                                                                                   ----------
                                                                                                       96,616
                                                                                                   ----------
              PROPERTY & CASUALTY INSURANCE (0.9%)
   112,277    Allstate Corp.                                                                            8,322
   141,860    Chubb Ltd.                                                                               18,743
    45,392    Cincinnati Financial Corp.                                                                3,438
   177,569    Progressive Corp.                                                                         6,304
    86,607    Travelers Companies, Inc.                                                                10,602
    82,049    XL Group Ltd.                                                                             3,057
                                                                                                   ----------
                                                                                                       50,466
                                                                                                   ----------
              REGIONAL BANKS (1.3%)
   247,245    BB&T Corp.                                                                               11,626
   156,111    Citizens Financial Group, Inc.                                                            5,562
   230,351    Fifth Third Bancorp                                                                       6,213
   332,068    Huntington Bancshares, Inc.                                                               4,390
   330,348    KeyCorp                                                                                   6,035
    47,261    M&T Bank Corp.                                                                            7,393
    95,975    People's United Financial, Inc.                                                           1,858
   148,305    PNC Financial Services Group, Inc.                                                       17,346
   375,170    Regions Financial Corp.                                                                   5,387
   149,623    SunTrust Banks, Inc.                                                                      8,207
    61,612    Zions Bancorp                                                                             2,652
                                                                                                   ----------
                                                                                                       76,669
                                                                                                   ----------
              Total Financials                                                                        869,767
                                                                                                   ----------
              HEALTH CARE (13.4%)
              -------------------
              BIOTECHNOLOGY (2.7%)
   495,463    AbbVie, Inc.                                                                             31,026
    68,483    Alexion Pharmaceuticals, Inc.*                                                            8,379
   226,733    Amgen, Inc.                                                                              33,151
    66,306    Biogen, Inc.*                                                                            18,803
   236,246    Celgene Corp.*                                                                           27,345
   401,514    Gilead Sciences, Inc.(f)                                                                 28,752
    23,063    Regeneron Pharmaceuticals, Inc.*                                                          8,466
    75,710    Vertex Pharmaceuticals, Inc.*                                                             5,578
                                                                                                   ----------
                                                                                                      161,500
                                                                                                   ----------
              HEALTH CARE DISTRIBUTORS (0.4%)
    50,794    AmerisourceBergen Corp.                                                                   3,972
    97,588    Cardinal Health, Inc.                                                                     7,023
    24,554    Henry Schein, Inc.*                                                                       3,725

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
    68,921    McKesson Corp.                                                                       $    9,680
    25,797    Patterson Companies, Inc.                                                                 1,059
                                                                                                   ----------
                                                                                                       25,459
                                                                                                   ----------
              HEALTH CARE EQUIPMENT (2.3%)
   448,831    Abbott Laboratories                                                                      17,240
   149,696    Baxter International, Inc.                                                                6,638
    64,632    Becton, Dickinson & Co.                                                                  10,700
   415,514    Boston Scientific Corp.*                                                                  8,988
    22,345    C.R. Bard, Inc.                                                                           5,020
   185,551    Danaher Corp.                                                                            14,443
    65,200    Edwards Lifesciences Corp.*                                                               6,109
    84,215    Hologic, Inc.*                                                                            3,379
    11,815    Intuitive Surgical, Inc.*                                                                 7,493
   418,538    Medtronic plc                                                                            29,812
    87,155    St. Jude Medical, Inc.                                                                    6,989
    94,762    Stryker Corp.                                                                            11,353
    28,637    Varian Medical Systems, Inc.*                                                             2,571
    61,186    Zimmer Biomet Holdings, Inc.                                                              6,314
                                                                                                   ----------
                                                                                                      137,049
                                                                                                   ----------
              HEALTH CARE FACILITIES (0.2%)
    88,891    HCA Holdings, Inc.*                                                                       6,580
    27,329    Universal Health Services, Inc. "B"                                                       2,907
                                                                                                   ----------
                                                                                                        9,487
                                                                                                   ----------
              HEALTH CARE SERVICES (0.4%)
    48,188    DaVita HealthCare Partners, Inc.*                                                         3,094
    35,641    Envision Healthcare Corp.*                                                                2,256
   187,984    Express Scripts Holding Co.*                                                             12,931
    31,590    Laboratory Corp. of America Holdings*                                                     4,055
    41,999    Quest Diagnostics, Inc.                                                                   3,860
                                                                                                   ----------
                                                                                                       26,196
                                                                                                   ----------
              HEALTH CARE SUPPLIES (0.1%)
    14,805    Cooper Companies, Inc.                                                                    2,590
    70,076    DENTSPLY SIRONA, Inc.                                                                     4,045
                                                                                                   ----------
                                                                                                        6,635
                                                                                                   ----------
              HEALTH CARE TECHNOLOGY (0.1%)
    92,574    Cerner Corp.*                                                                             4,385
                                                                                                   ----------
              LIFE SCIENCES TOOLS & SERVICES (0.6%)
    99,021    Agilent Technologies, Inc.                                                                4,511
    44,589    Illumina, Inc.*                                                                           5,709
     7,979    Mettler-Toledo International, Inc.*                                                       3,340
    33,069    PerkinElmer, Inc.                                                                         1,725

================================================================================

20  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
   120,443    Thermo Fisher Scientific, Inc.                                                       $   16,995
    24,595    Waters Corp.*                                                                             3,305
                                                                                                   ----------
                                                                                                       35,585
                                                                                                   ----------
              MANAGED HEALTH CARE (1.6%)
   106,972    Aetna, Inc.                                                                              13,265
    80,322    Anthem, Inc.                                                                             11,548
    51,949    Centene Corp.*                                                                            2,936
    78,263    Cigna Corp.                                                                              10,439
    45,399    Humana, Inc.                                                                              9,263
   290,139    UnitedHealth Group, Inc.                                                                 46,434
                                                                                                   ----------
                                                                                                       93,885
                                                                                                   ----------
              PHARMACEUTICALS (5.0%)
   114,334    Allergan plc *                                                                           24,011
   509,406    Bristol-Myers Squibb Co.                                                                 29,770
   296,116    Eli Lilly and Co.                                                                        21,779
    59,568    Endo International plc *                                                                    981
   829,218    Johnson & Johnson(f)                                                                     95,534
    32,713    Mallinckrodt plc *                                                                        1,630
   840,588    Merck & Co., Inc.(f)                                                                     49,485
   139,729    Mylan N.V.*                                                                               5,331
    43,868    Perrigo Co. plc                                                                           3,651
 1,849,651    Pfizer, Inc.(f)                                                                          60,077
   150,385    Zoetis, Inc.                                                                              8,050
                                                                                                   ----------
                                                                                                      300,299
                                                                                                   ----------
              Total Health Care                                                                       800,480
                                                                                                   ----------
              INDUSTRIALS (10.1%)
              -------------------
              AEROSPACE & DEFENSE (2.2%)
   133,405    Arconic, Inc.                                                                             2,473
   174,963    Boeing Co.                                                                               27,238
    87,248    General Dynamics Corp.                                                                   15,064
    23,499    L-3 Communications Holdings, Inc.                                                         3,574
    76,871    Lockheed Martin Corp.                                                                    19,213
    53,745    Northrop Grumman Corp.                                                                   12,500
    89,606    Raytheon Co.                                                                             12,724
    39,838    Rockwell Collins, Inc.                                                                    3,695
    81,909    Textron, Inc.                                                                             3,978
    15,201    TransDigm Group, Inc.                                                                     3,785
   233,463    United Technologies Corp.                                                                25,592
                                                                                                   ----------
                                                                                                      129,836
                                                                                                   ----------
              AGRICULTURE & FARM MACHINERY (0.2%)
    88,334    Deere & Co.                                                                               9,102
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              AIR FREIGHT & LOGISTICS (0.7%)
    43,056    C.H. Robinson Worldwide, Inc.                                                        $    3,154
    54,922    Expeditors International of Washington, Inc.                                              2,909
    74,556    FedEx Corp.                                                                              13,882
   210,035    United Parcel Service, Inc. "B"                                                          24,079
                                                                                                   ----------
                                                                                                       44,024
                                                                                                   ----------
              AIRLINES (0.6%)
    37,585    Alaska Air Group, Inc.                                                                    3,335
   157,997    American Airlines Group, Inc.                                                             7,377
   224,550    Delta Air Lines, Inc.                                                                    11,045
   187,403    Southwest Airlines Co.                                                                    9,340
    88,047    United Continental Holdings, Inc.*                                                        6,417
                                                                                                   ----------
                                                                                                       37,514
                                                                                                   ----------
              BUILDING PRODUCTS (0.3%)
    29,088    Allegion plc                                                                              1,862
    47,299    Fortune Brands Home & Security, Inc.                                                      2,529
   285,474    Johnson Controls International plc                                                       11,759
   100,460    Masco Corp.                                                                               3,176
                                                                                                   ----------
                                                                                                       19,326
                                                                                                   ----------
              CONSTRUCTION & ENGINEERING (0.1%)
    42,100    Fluor Corp.                                                                               2,211
    36,924    Jacobs Engineering Group, Inc.*                                                           2,105
    45,493    Quanta Services, Inc.*                                                                    1,585
                                                                                                   ----------
                                                                                                        5,901
                                                                                                   ----------
              CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.5%)
   178,313    Caterpillar, Inc.                                                                        16,537
    47,073    Cummins, Inc.                                                                             6,434
   106,861    PACCAR, Inc.                                                                              6,828
                                                                                                   ----------
                                                                                                       29,799
                                                                                                   ----------
              DIVERSIFIED SUPPORT SERVICES (0.1%)
    26,283    Cintas Corp.                                                                              3,037
                                                                                                   ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.5%)
    13,384    Acuity Brands, Inc.                                                                       3,090
    70,305    AMETEK, Inc.                                                                              3,417
   137,592    Eaton Corp. plc                                                                           9,231
   195,972    Emerson Electric Co.                                                                     10,925
    39,111    Rockwell Automation, Inc.                                                                 5,257
                                                                                                   ----------
                                                                                                       31,920
                                                                                                   ----------

================================================================================

22  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              ENVIRONMENTAL & FACILITIES SERVICES (0.3%)
    70,641    Republic Services, Inc.                                                              $    4,030
    25,602    Stericycle, Inc.*                                                                         1,972
   124,212    Waste Management, Inc.                                                                    8,808
                                                                                                   ----------
                                                                                                       14,810
                                                                                                   ----------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
    39,805    Robert Half International, Inc.                                                           1,942
                                                                                                   ----------
              INDUSTRIAL CONGLOMERATES (2.5%)
   183,251    3M Co.                                                                                   32,723
 2,696,408    General Electric Co.                                                                     85,207
   232,323    Honeywell International, Inc.                                                            26,915
    31,056    Roper Technologies, Inc.                                                                  5,686
                                                                                                   ----------
                                                                                                      150,531
                                                                                                   ----------
              INDUSTRIAL MACHINERY (0.8%)
    47,363    Dover Corp.                                                                               3,549
    39,692    Flowserve Corp.                                                                           1,907
    91,690    Fortive Corp.                                                                             4,917
    96,260    Illinois Tool Works, Inc.                                                                11,788
    79,029    Ingersoll-Rand plc                                                                        5,930
    40,641    Parker-Hannifin Corp.                                                                     5,690
    51,348    Pentair plc                                                                               2,879
    17,747    Snap-on, Inc.                                                                             3,040
    46,081    Stanley Black & Decker, Inc.                                                              5,285
    54,702    Xylem, Inc.                                                                               2,709
                                                                                                   ----------
                                                                                                       47,694
                                                                                                   ----------
              OFFICE SERVICES & SUPPLIES (0.0%)
    57,684    Pitney Bowes, Inc.                                                                          876
                                                                                                   ----------
              RAILROADS (0.8%)
   285,479    CSX Corp.                                                                                10,257
    32,905    Kansas City Southern                                                                      2,792
    89,132    Norfolk Southern Corp.                                                                    9,633
   251,177    Union Pacific Corp.                                                                      26,042
                                                                                                   ----------
                                                                                                       48,724
                                                                                                   ----------
              RESEARCH & CONSULTING SERVICES (0.2%)
    11,123    Dun & Bradstreet Corp.                                                                    1,350
    36,557    Equifax, Inc.                                                                             4,322
   101,876    Nielsen Holdings plc                                                                      4,274
    47,609    Verisk Analytics, Inc.*                                                                   3,864
                                                                                                   ----------
                                                                                                       13,810
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              TRADING COMPANIES & DISTRIBUTORS (0.2%)
    88,028    Fastenal Co.                                                                         $    4,135
    25,500    United Rentals, Inc.*                                                                     2,692
    16,657    W.W. Grainger, Inc.                                                                       3,869
                                                                                                   ----------
                                                                                                       10,696
                                                                                                   ----------
              TRUCKING (0.1%)
    26,795    J.B. Hunt Transport Services, Inc.                                                        2,601
    15,995    Ryder System, Inc.                                                                        1,191
                                                                                                   ----------
                                                                                                        3,792
                                                                                                   ----------
              Total Industrials                                                                       603,334
                                                                                                   ----------
              INFORMATION TECHNOLOGY (20.4%)
              -------------------------------
              APPLICATION SOFTWARE (0.8%)
   151,737    Adobe Systems, Inc.*                                                                     15,621
    59,889    Autodesk, Inc.*                                                                           4,432
    47,526    Citrix Systems, Inc.*                                                                     4,245
    74,416    Intuit, Inc.                                                                              8,529
   194,554    salesforce.com, Inc.*                                                                    13,319
                                                                                                   ----------
                                                                                                       46,146
                                                                                                   ----------
              COMMUNICATIONS EQUIPMENT (1.0%)
 1,529,855    Cisco Systems, Inc.                                                                      46,232
    20,012    F5 Networks, Inc.*                                                                        2,896
    37,692    Harris Corp.                                                                              3,862
   116,303    Juniper Networks, Inc.                                                                    3,287
    50,632    Motorola Solutions, Inc.                                                                  4,197
                                                                                                   ----------
                                                                                                       60,474
                                                                                                   ----------
              DATA PROCESSING & OUTSOURCED SERVICES (2.3%)
    17,611    Alliance Data Systems Corp.                                                               4,024
   137,494    Automatic Data Processing, Inc.                                                          14,132
   100,187    Fidelity National Information Services, Inc.                                              7,578
    66,144    Fiserv, Inc.*                                                                             7,030
    47,137    Global Payments, Inc.                                                                     3,272
   290,120    MasterCard, Inc. "A"                                                                     29,955
    97,742    Paychex, Inc.                                                                             5,950
   342,103    PayPal Holdings, Inc.*                                                                   13,503
    50,199    Total System Services, Inc.                                                               2,461
   569,223    Visa, Inc. "A"                                                                           44,411
   148,022    Western Union Co.                                                                         3,215
   258,308    Xerox Corp.                                                                               2,255
                                                                                                   ----------
                                                                                                      137,786
                                                                                                   ----------

================================================================================

24  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              ELECTRONIC COMPONENTS (0.2%)
    94,410    Amphenol Corp. "A"                                                                   $    6,344
   290,925    Corning, Inc.                                                                             7,061
                                                                                                   ----------
                                                                                                       13,405
                                                                                                   ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
    40,965    FLIR Systems, Inc.                                                                        1,483
                                                                                                   ----------
              ELECTRONIC MANUFACTURING SERVICES (0.1%)
   108,283    TE Connectivity Ltd.                                                                      7,502
                                                                                                   ----------
              HOME ENTERTAINMENT SOFTWARE (0.3%)
   208,482    Activision Blizzard, Inc.                                                                 7,528
    91,959    Electronic Arts, Inc.*                                                                    7,243
                                                                                                   ----------
                                                                                                       14,771
                                                                                                   ----------
              INTERNET SOFTWARE & SERVICES (4.2%)
    53,025    Akamai Technologies, Inc.*                                                                3,536
    90,249    Alphabet, Inc. "A"*                                                                      71,518
    90,459    Alphabet, Inc. "C"*                                                                      69,818
   316,414    eBay, Inc.*                                                                               9,394
   713,488    Facebook, Inc. "A"*                                                                      82,087
    27,603    VeriSign, Inc.*                                                                           2,100
   267,575    Yahoo!, Inc.*                                                                            10,347
                                                                                                   ----------
                                                                                                      248,800
                                                                                                   ----------
              IT CONSULTING & OTHER SERVICES (1.3%)
   189,081    Accenture plc "A"                                                                        22,147
   184,534    Cognizant Technology Solutions Corp. "A"*                                                10,339
    44,165    CSRA, Inc.                                                                                1,406
   263,709    International Business Machines Corp.                                                    43,773
    39,919    Teradata Corp.*                                                                           1,085
                                                                                                   ----------
                                                                                                       78,750
                                                                                                   ----------
              SEMICONDUCTOR EQUIPMENT (0.3%)
   329,417    Applied Materials, Inc.                                                                  10,630
    47,598    KLA-Tencor Corp.                                                                          3,745
    49,579    Lam Research Corp.                                                                        5,242
                                                                                                   ----------
                                                                                                       19,617
                                                                                                   ----------
              SEMICONDUCTORS (3.0%)
    93,970    Analog Devices, Inc.                                                                      6,824
   121,095    Broadcom Ltd.                                                                            21,406
    24,520    First Solar, Inc.*                                                                          787
 1,444,302    Intel Corp.                                                                              52,385
    73,041    Linear Technology Corp.                                                                   4,554
    65,681    Microchip Technology, Inc.                                                                4,213
   318,324    Micron Technology, Inc.*                                                                  6,978

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
   164,286    NVIDIA Corp.                                                                         $   17,536
    38,704    Qorvo, Inc.*                                                                              2,041
   450,115    QUALCOMM, Inc.                                                                           29,347
    56,754    Skyworks Solutions, Inc.                                                                  4,237
   304,959    Texas Instruments, Inc.                                                                  22,253
    76,840    Xilinx, Inc.                                                                              4,639
                                                                                                   ----------
                                                                                                      177,200
                                                                                                   ----------
              SYSTEMS SOFTWARE (3.2%)
    95,416    CA, Inc.                                                                                  3,031
 2,369,874    Microsoft Corp.(f)                                                                      147,264
   914,036    Oracle Corp.                                                                             35,145
    54,561    Red Hat, Inc.*                                                                            3,803
   189,942    Symantec Corp.                                                                            4,538
                                                                                                   ----------
                                                                                                      193,781
                                                                                                   ----------
              TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (3.7%)
 1,625,352    Apple, Inc.(f)                                                                          188,248
   507,711    Hewlett Packard Enterprise Co.                                                           11,748
   520,065    HP, Inc.                                                                                  7,718
    84,565    NetApp, Inc.                                                                              2,983
    89,768    Seagate Technology plc                                                                    3,426
    87,045    Western Digital Corp.                                                                     5,915
                                                                                                   ----------
                                                                                                      220,038
                                                                                                   ----------
              Total Information Technology                                                          1,219,753
                                                                                                   ----------
              MATERIALS (2.8%)
              ----------------
              COMMODITY CHEMICALS (0.1%)
   101,870    LyondellBasell Industries N.V. "A"                                                        8,738
                                                                                                   ----------
              CONSTRUCTION MATERIALS (0.2%)
    19,360    Martin Marietta Materials, Inc.                                                           4,289
    40,214    Vulcan Materials Co.                                                                      5,033
                                                                                                   ----------
                                                                                                        9,322
                                                                                                   ----------
              COPPER (0.1%)
   382,224    Freeport-McMoRan, Inc. *                                                                  5,042
                                                                                                   ----------
              DIVERSIFIED CHEMICALS (0.7%)
   342,212    Dow Chemical Co.                                                                         19,581
   264,833    E.I. du Pont de Nemours & Co.                                                            19,439
    44,560    Eastman Chemical Co.                                                                      3,351
                                                                                                   ----------
                                                                                                       42,371
                                                                                                   ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.4%)
    70,871    CF Industries Holdings, Inc.                                                              2,231
    41,045    FMC Corp.                                                                                 2,321

================================================================================

26  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
   133,500    Monsanto Co.                                                                         $   14,046
   106,240    Mosaic Co.                                                                                3,116
                                                                                                   ----------
                                                                                                       21,714
                                                                                                   ----------
              GOLD (0.1%)
   161,215    Newmont Mining Corp.                                                                      5,493
                                                                                                   ----------
              INDUSTRIAL GASES (0.3%)
    66,256    Air Products & Chemicals, Inc.                                                            9,529
    86,999    Praxair, Inc.                                                                            10,195
                                                                                                   ----------
                                                                                                       19,724
                                                                                                   ----------
              METAL & GLASS CONTAINERS (0.1%)
    53,263    Ball Corp.                                                                                3,998
                                                                                                   ----------
              PAPER PACKAGING (0.2%)
    27,296    Avery Dennison Corp.                                                                      1,917
   125,368    International Paper Co.                                                                   6,652
    58,844    Sealed Air Corp.                                                                          2,668
    76,811    WestRock Co.                                                                              3,899
                                                                                                   ----------
                                                                                                       15,136
                                                                                                   ----------
              SPECIALTY CHEMICALS (0.5%)
    34,525    Albemarle Corp.                                                                           2,972
    80,078    Ecolab, Inc.                                                                              9,387
    24,030    International Flavors & Fragrances, Inc.                                                  2,831
    80,337    PPG Industries, Inc.                                                                      7,613
    24,641    Sherwin-Williams Co.                                                                      6,622
                                                                                                   ----------
                                                                                                       29,425
                                                                                                   ----------
              STEEL (0.1%)
    96,953    Nucor Corp.                                                                               5,771
                                                                                                   ----------
              Total Materials                                                                         166,734
                                                                                                   ----------
              REAL ESTATE (2.9%)
              ------------------
              REAL ESTATE SERVICES (0.1%)
    92,129    CBRE Group, Inc. "A"*                                                                     2,901
                                                                                                   ----------
              REITs - HEALTH CARE (0.3%)
   142,323    HCP, Inc.                                                                                 4,230
   107,950    Ventas, Inc.                                                                              6,749
   110,528    Welltower, Inc.                                                                           7,398
                                                                                                   ----------
                                                                                                       18,377
                                                                                                   ----------
              REITs - HOTEL & RESORT (0.1%)
   226,600    Host Hotels & Resorts, Inc.                                                               4,269
                                                                                                   ----------
              REITs - INDUSTRIAL (0.1%)
   161,111    Prologis, Inc.                                                                            8,505
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              REITs - OFFICE (0.2%)
    46,993    Boston Properties, Inc.                                                              $    5,911
    30,999    SL Green Realty Corp.                                                                     3,334
    52,596    Vornado Realty Trust                                                                      5,489
                                                                                                   ----------
                                                                                                       14,734
                                                                                                   ----------
              REITs - RESIDENTIAL (0.5%)
    47,957    Apartment Investment & Management Co. "A"                                                 2,180
    41,985    AvalonBay Communities, Inc.                                                               7,438
   111,077    Equity Residential                                                                        7,149
    20,019    Essex Property Trust, Inc.                                                                4,655
    34,471    Mid-America Apartment Communities, Inc.                                                   3,375
    81,969    UDR, Inc.                                                                                 2,990
                                                                                                   ----------
                                                                                                       27,787
                                                                                                   ----------
              REITs - RETAIL (0.6%)
    21,906    Federal Realty Investment Trust                                                           3,113
   177,683    General Growth Properties, Inc.                                                           4,438
   129,487    Kimco Realty Corp.                                                                        3,258
    36,586    Macerich Co.                                                                              2,592
    78,703    Realty Income Corp.                                                                       4,524
    95,758    Simon Property Group, Inc.                                                               17,013
                                                                                                   ----------
                                                                                                       34,938
                                                                                                   ----------
              REITs - SPECIALIZED (1.0%)
   129,743    American Tower Corp.                                                                     13,711
   110,084    Crown Castle International Corp.                                                          9,552
    48,263    Digital Realty Trust, Inc.                                                                4,742
    21,755    Equinix, Inc.                                                                             7,776
    38,344    Extra Space Storage, Inc.                                                                 2,962
    74,277    Iron Mountain, Inc.                                                                       2,413
    45,517    Public Storage                                                                           10,173
   227,232    Weyerhaeuser Co.                                                                          6,837
                                                                                                   ----------
                                                                                                       58,166
                                                                                                   ----------
              Total Real Estate                                                                       169,677
                                                                                                   ----------
              TELECOMMUNICATION SERVICES (2.6%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.1%)
    89,162    Level 3 Communications, Inc.*                                                             5,025
                                                                                                   ----------
              INTEGRATED TELECOMMUNICATION SERVICES (2.5%)
 1,871,900    AT&T, Inc.(f)                                                                            79,612
   165,804    CenturyLink, Inc.                                                                         3,943

================================================================================

28  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
   361,783    Frontier Communications Corp.                                                        $    1,223
 1,242,613    Verizon Communications, Inc.(f)                                                          66,330
                                                                                                   ----------
                                                                                                      151,108
                                                                                                   ----------
              Total Telecommunication Services                                                        156,133
                                                                                                   ----------
              UTILITIES (3.1%)
              ----------------
              ELECTRIC UTILITIES (1.9%)
    68,719    Alliant Energy Corp.                                                                      2,604
   150,219    American Electric Power Co., Inc.                                                         9,458
   210,257    Duke Energy Corp.                                                                        16,320
    99,086    Edison International                                                                      7,133
    54,774    Entergy Corp.                                                                             4,024
    96,317    Eversource Energy                                                                         5,320
   281,539    Exelon Corp.                                                                              9,992
   129,255    FirstEnergy Corp.                                                                         4,003
   142,462    NextEra Energy, Inc.                                                                     17,018
   154,290    PG&E Corp.                                                                                9,376
    33,902    Pinnacle West Capital Corp.                                                               2,645
   206,512    PPL Corp.                                                                                 7,032
   298,920    Southern Co.                                                                             14,704
   154,715    Xcel Energy, Inc.                                                                         6,297
                                                                                                   ----------
                                                                                                      115,926
                                                                                                   ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.0%)
   202,069    AES Corp.                                                                                 2,348
    96,532    NRG Energy, Inc.                                                                          1,183
                                                                                                   ----------
                                                                                                        3,531
                                                                                                   ----------
              MULTI-UTILITIES (1.1%)
    74,210    Ameren Corp.                                                                              3,893
   130,382    CenterPoint Energy, Inc.                                                                  3,213
    85,019    CMS Energy Corp.                                                                          3,538
    93,113    Consolidated Edison, Inc.                                                                 6,861
   191,118    Dominion Resources, Inc.                                                                 14,638
    54,605    DTE Energy Co.                                                                            5,379
    98,764    NiSource, Inc.                                                                            2,187
   154,069    Public Service Enterprise Group, Inc.                                                     6,760
    43,476    SCANA Corp.                                                                               3,186
    76,276    Sempra Energy                                                                             7,676
    95,974    WEC Energy Group, Inc.                                                                    5,629
                                                                                                   ----------
                                                                                                       62,960
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              WATER UTILITIES (0.1%)
    54,475    American Water Works Co., Inc.                                                       $    3,942
                                                                                                   ----------
              Total Utilities                                                                         186,359
                                                                                                   ----------
              Total Common Stock (Cost: $3,254,950)                                                 5,873,233
                                                                                                   ----------

              GOVERNMENT & U.S. TREASURY MONEY MARKET INSTRUMENTS (1.6%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.4%)
              ---------------------------------------------------
82,399,864    Northern Institutional Funds - Government Assets
                Portfolio, 0.32%(a),(d)                                                                82,400
                                                                                                   ----------

-------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
-------------------------------------------------------------------------------------------------------------
              U.S. TREASURY BILLS (0.2%)
              --------------------------
$   12,955    0.46%, 3/2/17(b),(e)                                                                     12,945
                                                                                                   ----------
              Total Government & U.S. Treasury
                Money Market Instruments (Cost: $95,345)                                               95,345
                                                                                                   ----------

              TOTAL INVESTMENTS (COST: $3,350,295)                                                 $5,968,578
                                                                                                   ==========

-------------------------------------------------------------------------------------------------------------
                                                                                                   UNREALIZED
                                                                                                APPRECIATION/
NUMBER OF                                                       EXPIRATION       CONTRACT      (DEPRECIATION)
CONTRACTS                                                          DATE         VALUE (000)             (000)
-------------------------------------------------------------------------------------------------------------
              FUTURES(g)

              LONG FUTURES

              EQUITY CONTRACTS
       908    E-mini S&P 500 Index Futures                       3/17/2017      $101,523              $(227)
                                                                                ---------------------------
              TOTAL FUTURES                                                     $101,523              $(227)
                                                                                ===========================

================================================================================

30  | USAA S&P 500 INDEX FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
ASSETS                               LEVEL 1               LEVEL 2               LEVEL 3                TOTAL
-------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                   $5,873,233               $     -               $     -           $5,873,233

Government & U.S. Treasury
  Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                82,400                     -                     -               82,400
  U.S. Treasury Bills                 12,945                     -                     -               12,945
-------------------------------------------------------------------------------------------------------------
Total                             $5,968,578               $     -               $     -           $5,968,578
-------------------------------------------------------------------------------------------------------------

LIABILITIES                          LEVEL 1               LEVEL 2               LEVEL 3                TOTAL
-------------------------------------------------------------------------------------------------------------
Futures(I)                        $     (227)              $     -               $     -           $     (227)
-------------------------------------------------------------------------------------------------------------
Total                             $     (227)              $     -               $     -           $     (227)
-------------------------------------------------------------------------------------------------------------

(I) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of January 1, 2016, through December 31, 2016, there were no transfers between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period In which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    REIT    Real estate investment trust

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at December 31, 2016.

    (b) Rate represents an annualized yield at time of purchase, not a coupon rate.

    (c)  Northern Trust Corp. is the parent to Northern Trust Investments, Inc.
         (NTI), which is the subadviser of the Fund.

    (d) NTI is both the subadviser of the Fund and the adviser of the Northern Institutional Funds.

    (e) Security with a value of $12,945,000 is segregated as collateral for initial margin requirements on open futures contracts.

================================================================================

32  | USAA S&P 500 INDEX FUND

================================================================================

    (f) Security, or a portion thereof, is segregated to cover the value of open futures contracts at December 31, 2016.

    (g) The contract value of the futures purchased and/or sold as a percentage of net assets is 1.7%.

     *   Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  33

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $3,350,295)                                   $5,968,578
   Receivables:
      Capital shares sold:
         Affiliated transactions (Note 7)                                                                   100
         Nonaffiliated transactions                                                                       4,104
      USAA Asset Management Company (Note 6D)                                                               240
      Dividends and interest                                                                              7,507
      Other                                                                                                  12
                                                                                                     ----------
         Total assets                                                                                 5,980,541
                                                                                                     ----------
LIABILITIES
   Payables:
      Capital shares redeemed                                                                             6,056
   Variation margin on futures contracts                                                                    401
   Accrued management fees                                                                                  523
   Accrued administration and servicing fees                                                                 19
   Accrued transfer agent's fees                                                                             71
   Other accrued expenses and payables                                                                      190
                                                                                                     ----------
         Total liabilities                                                                                7,260
                                                                                                     ----------
            Net assets applicable to capital shares outstanding                                      $5,973,281
                                                                                                     ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                   $3,379,909
   Accumulated undistributed net investment income                                                        4,029
   Accumulated net realized loss on investments and futures transactions                                (28,713)
   Net unrealized appreciation of investments and futures contracts                                   2,618,056
                                                                                                     ----------
            Net assets applicable to capital shares outstanding                                      $5,973,281
                                                                                                     ==========
   Net asset value, redemption price, and offering price per share:
      Member Shares (net assets of $2,962,450/93,133
         capital shares outstanding, no par value)                                                   $    31.81
                                                                                                     ==========
      Reward Shares (net assets of $3,010,831/94,627
         capital shares outstanding, no par value)                                                   $    31.82
                                                                                                     ==========

See accompanying notes to financial statements.

================================================================================

34  | USAA S&P 500 INDEX FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended December 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                                           $121,980
   Interest                                                                                                 392
                                                                                                       --------
      Total income                                                                                      122,372
                                                                                                       --------
EXPENSES
   Management fees                                                                                        5,575
   Administration and servicing fees:
      Member Shares                                                                                       1,702
      Reward Shares                                                                                       1,643
   Transfer agent's fees:
      Member Shares                                                                                       2,753
      Reward Shares                                                                                         222
   Custody and accounting fees:
      Member Shares                                                                                          22
      Reward Shares                                                                                          20
   Postage:
      Member Shares                                                                                         160
      Reward Shares                                                                                          37
   Shareholder reporting fees:
      Member Shares                                                                                          75
      Reward Shares                                                                                          10
   Trustees' fees                                                                                            30
   Registration fees:
      Member Shares                                                                                          70
      Reward Shares                                                                                          80
   Professional fees                                                                                        321
   Other                                                                                                    194
                                                                                                       --------
         Total expenses                                                                                  12,914
   Expenses reimbursed:
      Member Shares                                                                                        (808)
      Reward Shares                                                                                        (908)
                                                                                                       --------
         Net expenses                                                                                    11,198
                                                                                                       --------
NET INVESTMENT INCOME                                                                                   111,174
                                                                                                       --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES CONTRACTS
   Net realized gain on:
      Investments                                                                                        17,034
      Futures transactions                                                                               15,979
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                       491,087
      Futures contracts                                                                                    (650)
                                                                                                       --------
         Net realized and unrealized gain                                                               523,450
                                                                                                       --------
   Increase in net assets resulting from operations                                                    $634,624
                                                                                                       ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  35

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

---------------------------------------------------------------------------------------------------------------
                                                                                      2016                 2015
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                        $  111,174           $  102,000
   Net realized gain on investments                                                 17,034                5,902
   Net realized gain (loss) on futures transactions                                 15,979               (4,696)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                  491,087              (40,579)
      Futures contracts                                                               (650)              (3,323)
                                                                                -------------------------------
      Increase in net assets resulting from operations                             634,624               59,304
                                                                                -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Member Shares                                                                (57,545)             (49,323)
      Reward Shares                                                                (58,395)             (46,758)
                                                                                -------------------------------
         Total distributions of net investment income                             (115,940)             (96,081)
                                                                                -------------------------------
   Net realized gains:
      Member Shares                                                                (12,619)              (2,620)
      Reward Shares                                                                (12,554)              (2,460)
                                                                                -------------------------------
         Total distributions of net realized gains                                 (25,173)              (5,080)
                                                                                -------------------------------
      Distributions to shareholders                                               (141,113)            (101,161)
                                                                                -------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Member Shares                                                                   (66,615)              34,412
   Reward Shares                                                                   155,192              330,361
                                                                                -------------------------------
      Total net increase in net assets from capital
         share transactions                                                         88,577              364,773
                                                                                -------------------------------
   Capital contribution from USAA Transfer Agency Company:
      Reward Shares                                                                      -                    5
                                                                                -------------------------------
   Net increase in net assets                                                      582,088              322,921

NET ASSETS
   Beginning of year                                                             5,391,193            5,068,272
                                                                                -------------------------------
   End of year                                                                  $5,973,281           $5,391,193
                                                                                ===============================
Accumulated undistributed net investment income:
   End of year                                                                  $    4,029           $   10,021
                                                                                ===============================

See accompanying notes to financial statements.

================================================================================

36  | USAA S&P 500 INDEX FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA S&P 500 Index Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund seeks to match, before fees and expenses, the performance of the stocks composing the S&P 500 Index. The S&P 500 Index emphasizes stocks of large U.S. companies. USAA Asset Management Company (the Manager), an affiliate of the Fund, has retained Northern Trust Investments, Inc. (NTI) to serve as subadviser for the Fund. NTI is responsible for investing the Fund's assets. Under normal market conditions, NTI attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets in the common stocks of companies composing the S&P 500 Index.

The Fund consists of two classes of shares: Member Shares and Reward Shares. Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agency fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Reward Shares are currently offered for sale to qualified shareholders, USAA discretionary managed account program,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

and a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid

================================================================================

38  | USAA S&P 500 INDEX FUND

================================================================================

       and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    3. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6. Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

       been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

40  | USAA S&P 500 INDEX FUND

================================================================================

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at December 31, 2016, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to cash flow and tracking error risk in the normal course of pursuing its investment objectives. The Fund may use stock index futures contracts in an attempt to reduce any performance discrepancies between the Fund and the S&P 500 Index. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2016* (IN
    THOUSANDS)

                                      ASSET DERIVATIVES                       LIABILITY DERIVATIVES
    -------------------------------------------------------------------------------------------------------
                               STATEMENT OF                              STATEMENT OF
    DERIVATIVES NOT            ASSETS AND                                ASSETS AND
    ACCOUNTED FOR AS           LIABILITIES                               LIABILITIES
    HEDGING INSTRUMENTS        LOCATION              FAIR VALUE          LOCATION                FAIR VALUE
    -------------------------------------------------------------------------------------------------------
    Equity contracts           Net unrealized            $-              -                         $(227)**
                               appreciation of
                               investments and
                               futures contracts
    -------------------------------------------------------------------------------------------------------

     * For open derivative instruments as of December 31, 2016, see the Portfolio of Investments, which also is indicative of activity for the year ended December 31, 2016.

    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2016 (IN THOUSANDS)

                                                                                              CHANGE IN
                                                                                              UNREALIZED
    DERIVATIVES NOT                                                                          APPRECIATION/
    ACCOUNTED FOR AS                STATEMENT OF                     REALIZED GAIN           (DEPRECIATION)
    HEDGING INSTRUMENTS             OPERATIONS LOCATION              ON DERIVATIVES          ON DERIVATIVES
    -------------------------------------------------------------------------------------------------------
    Equity contracts                Net realized gain                    $15,979                 $(650)
                                    on Futures transactions/
                                    Change in net unrealized
                                    appreciation/(depreciation)
                                    of Futures contracts
    -------------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost

================================================================================

42  | USAA S&P 500 INDEX FUND

================================================================================

    basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended December 31, 2016, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended December 31, 2016, the Fund paid CAPCO facility fees of $38,000, which represents 7.8% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended December 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for non-REIT return of capital dividend and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income by $1,226,000, increase accumulated net realized loss on investments by $715,000, and increase in paid in capital by $1,941,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended December 31, 2016, and 2015, was as follows:

                                                   2016                  2015
                                               ---------------------------------
Ordinary income*                               $116,866,000         $ 96,081,000
Long-term realized capital gain                  24,247,000            5,080,000
                                               ------------         ------------
  Total distributions paid                     $141,113,000         $101,161,000
                                               ------------         ------------

================================================================================

44  | USAA S&P 500 INDEX FUND

================================================================================

As of December 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                    $    4,030,000
Accumulated capital and other losses                                    (871,000)
Unrealized appreciation of investments                             2,590,214,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and non-REIT return of capital dividend adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended December 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2016, the Fund deferred to January 1, 2017, post October capital losses of $871,000.

For the year ended December 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2016, were $347,634,000 and $226,150,000, respectively.

As of December 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $3,378,364,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

Gross unrealized appreciation and depreciation of investments as of December 31, 2016, for federal income tax purposes, were $2,705,409,000 and $115,195,000, respectively, resulting in net unrealized appreciation of $2,590,214,000.

(5) CAPITAL SHARE TRANSACTIONS

At December 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions were as follows, in thousands:

                                                YEAR ENDED                 YEAR ENDED
                                            DECEMBER 31, 2016          DECEMBER 31, 2015
-------------------------------------------------------------------------------------------
                                            SHARES      AMOUNT         SHARES      AMOUNT
                                           ------------------------------------------------
  MEMBER SHARES:
  Shares sold                               15,060     $ 448,334       15,977     $ 469,450
  Shares issued from reinvested
    dividends                                2,267        69,211        1,777        51,069
  Shares redeemed                          (19,370)     (584,160)     (16,474)     (486,107)
                                           ------------------------------------------------
  Net increase (decrease) from
    capital share transactions              (2,043)    $ (66,615)       1,280     $  34,412
                                           ================================================
  REWARD SHARES:
  Shares sold                               13,504     $ 408,077       17,547     $ 520,435
  Shares issued from reinvested
    dividends                                2,234        68,267        1,647        47,276
  Shares redeemed                          (10,667)     (321,152)      (8,053)     (237,350)
                                           ------------------------------------------------
  Net increase from capital share
    transactions                             5,071     $ 155,192       11,141     $ 330,361
                                           ================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to a Management Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

================================================================================

46  | USAA S&P 500 INDEX FUND

================================================================================

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the year ended December 31, 2016, the Fund incurred management fees, paid or payable to the Manager, of $5,575,000.

B. SUBADVISORY ARRANGEMENT(S) - The Manager has entered into an Investment Subadvisory Agreement with NTI, under which NTI directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays NTI a subadvisory fee in an annual amount of 0.02% of the Fund's average daily net assets on amounts up to $1.5 billion; 0.01% of the Fund's average daily net assets for the next $1.5 billion; and 0.005% of the Fund's average daily net assets that exceed $3 billion. For the year ended December 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to NTI, of $579,000.

    NTI has agreed to remit to the Fund all subadvisory fees earned on Fund assets invested in any of NTI's affiliated money market funds. For the year ended December 31, 2016, NTI remitted $37,000 to the Fund for the investments in the Northern Institutional Funds Money Market Portfolios.

    NTI is a subsidiary of The Northern Trust Company, the Fund's custodian and accounting agent.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.06% of the Fund's average net assets for the fiscal year. For the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    year ended December 31, 2016, the Member Shares and Reward Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,702,000 and $1,643,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2016, the Fund reimbursed the Manager $140,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through May 1, 2017, to limit the total annual operating expenses of the Member Shares and the Reward Shares to 0.25% and 0.15%, respectively, of their average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through May 1, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended December 31, 2016, the Fund incurred reimbursable expenses from the Manager for the Member Shares and the Reward Shares of $808,000 and $908,000, respectively, of which $240,000 was receivable from the Manager.

    In addition, NTI has contractually agreed to reimburse the Fund for all license fees paid by the Fund to Standard & Poor's, in amounts not exceeding the annual rate of 0.001% of the average daily net assets of the Fund. For the year ended December 31, 2016, the Fund incurred reimbursable expenses from NTI for the Member Shares and the Reward Shares of $28,000 and $27,000, respectively.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $20 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended

================================================================================

48  | USAA S&P 500 INDEX FUND

================================================================================

    December 31, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS for the Member Shares and Reward Shares, of $2,753,000 and $222,000, respectively.

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

G. ACCOUNT MAINTENANCE FEE - SAS assesses a $10 annual account maintenance fee to the Member Shares to allocate part of the fixed cost of maintaining shareholder accounts. This fee is charged directly to the shareholders' accounts and does not impact the Fund. The fee is waived on accounts with balances of $10,000 or more.

(7) TRANSACTIONS WITH AFFILIATES

The Fund's Reward Shares is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of December 31, 2016, the Fund recorded a receivable for capital shares sold of $100,000 for the USAA fund-of-funds' purchases of Reward Shares. As of December 31, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                0.1
Cornerstone Equity                                                      0.3
Target Retirement Income                                                0.2
Target Retirement 2020                                                  0.7
Target Retirement 2030                                                  1.9
Target Retirement 2040                                                  2.2
Target Retirement 2050                                                  1.4
Target Retirement 2060                                                  0.1

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the final rules require the filing of new forms N-PORT and N-CEN, and amends Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This final rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

50  | USAA S&P 500 INDEX FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS - MEMBER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED DECEMBER 31,
                                    ------------------------------------------------------------------------------------
                                          2016              2015              2014               2013               2012
                                    ------------------------------------------------------------------------------------
Net asset value at
  beginning of period               $    29.18        $    29.41        $    26.39         $    20.34         $    18.83
                                    ------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                    .58               .56               .49                .44                .41
  Net realized and
    unrealized gain (loss)                2.80              (.24)             3.01               6.02               2.54
                                    ------------------------------------------------------------------------------------
Total from investment
  operations                              3.38               .32              3.50               6.46               2.95
                                    ------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.61)             (.52)             (.48)              (.41)              (.43)
  Realized capital gains                  (.14)             (.03)                -                  -              (1.01)
                                    ------------------------------------------------------------------------------------
Total distributions                       (.75)             (.55)             (.48)              (.41)             (1.44)
                                    ------------------------------------------------------------------------------------
Net asset value at
  end of period                     $    31.81        $    29.18        $    29.41         $    26.39         $    20.34
                                    ====================================================================================
Total return (%)*                        11.70              1.13             13.38              32.03              15.75
Net assets at end
  of period (000)                   $2,962,450        $2,777,361        $2,761,616         $2,571,828         $2,116,203
Ratios to average
  net assets:**
  Expenses (%)(a)                          .25               .25               .25                .25                .25
  Expenses, excluding
    reimbursements (%)(a)                  .28               .28               .28                .30                .32
  Net investment income (%)               1.95              1.88              1.76               1.85               2.06
Portfolio turnover (%)                       4                 4                 3                  3                  4

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period; does not reflect $10 annual account maintenance fee. Includes adjustments in accordance with U.S.
    generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2016, average net assets were
    $2,836,026,000.
(a) Reflects total annual operating expenses of the Member Shares before reductions of any expenses paid indirectly. The Member Shares' expenses paid indirectly decreased the expense ratios as follows:
                                             -                 -                 -               (.00%)(+)          (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - REWARD SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED DECEMBER 31,
                                    ------------------------------------------------------------------------------------
                                          2016              2015              2014               2013               2012
                                    ------------------------------------------------------------------------------------
Net asset value at
  beginning of period               $    29.19        $    29.42        $    26.39         $    20.34         $    18.83
                                    ------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                    .60               .59               .51                .45                .43
  Net realized and
    unrealized gain (loss)                2.81              (.24)             3.03               6.04               2.54
                                    ------------------------------------------------------------------------------------
Total from investment
  operations                              3.41               .35              3.54               6.49               2.97
                                    ------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.64)             (.55)             (.51)              (.44)              (.45)
  Realized capital gains                  (.14)             (.03)                -                  -              (1.01)
                                    ------------------------------------------------------------------------------------
Total distributions                       (.78)             (.58)             (.51)              (.44)             (1.46)
                                    ------------------------------------------------------------------------------------
Net asset value at
  end of period                     $    31.82        $    29.19        $    29.42         $    26.39         $    20.34
                                    ====================================================================================
Total return (%)*                        11.79              1.23             13.53              32.16              15.86
Net assets at end
  of period (000)                   $3,010,831        $2,613,832        $2,306,656         $1,832,575         $1,173,588
Ratios to average
  net assets:**
  Expenses (%)(a)                          .15               .15               .15                .15                .15
  Expenses, excluding
    reimbursements (%)(a)                  .18               .18               .18                .20                .27
  Net investment income (%)               2.04              1.99              1.86               1.95               2.15
Portfolio turnover (%)                       4                 4                 3                  3                  4

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2016, average net assets were
    $2,738,900,000.
(a) Reflects total annual operating expenses of the Reward Shares before reductions of any expenses paid indirectly. The Reward Shares' expenses paid indirectly decreased the expense ratios as follows:
                                             -                 -                 -               (.00%)(+)          (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

52  | USAA S&P 500 INDEX FUND

================================================================================

EXPENSE EXAMPLE

December 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as account maintenance fees, wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2016, through December 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Actual expenses in the table on the next page do not reflect the effect of the annual $10.00 account maintenance fee that is assessed on Member Share accounts with balances of less than $10,000, at a rate of $2.50 per quarter. To include the effect of this fee on the expenses that you paid, add $5.00 ($2.50 for two quarters) to your calculated estimated expenses. If you are currently assessed this fee, your ending account value reflects the quarterly deduction from your account.

================================================================================

                                                           EXPENSE EXAMPLE |  53

================================================================================

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as account maintenance fees, wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                         EXPENSES PAID
                                            BEGINNING               ENDING              DURING PERIOD*
                                          ACCOUNT VALUE          ACCOUNT VALUE           JULY 1, 2016 -
                                           JULY 1, 2016        DECEMBER 31, 2016       DECEMBER 31, 2016
                                          --------------------------------------------------------------
MEMBER SHARES
Actual                                      $1,000.00              $1,077.00                  $1.31

Hypothetical
  (5% return before expenses)                1,000.00               1,023.88                   1.27

REWARD SHARES
Actual                                       1,000.00               1,077.40                   0.78

Hypothetical
  (5% return before expenses)                1,000.00               1,024.38                   0.76

*Expenses are equal to the Fund's annualized expense ratio of 0.25% for Member Shares and 0.15% for Reward Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 7.70% for Member Shares and 7.74% for Reward Shares for the six-month period of July 1, 2016, through December 31, 2016.

================================================================================

54  | USAA S&P 500 INDEX FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

56  | USAA S&P 500 INDEX FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as three years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over two years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

58  | USAA S&P 500 INDEX FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President and Chief Investment Officer, USAA Investments, (11/16-present); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

60  | USAA S&P 500 INDEX FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

62  | USAA S&P 500 INDEX FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        The Northern Trust Company
ACCOUNTING AGENT                     50 S. LaSalle St.
                                     Chicago, Illinois 60603
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

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                                    [GRAPHIC OF USAA EXTENDED MARKET INDEX FUND]

 ==============================================================

         ANNUAL REPORT
         USAA EXTENDED MARKET INDEX FUND
         DECEMBER 31, 2016

 ==============================================================

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

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PRESIDENT'S MESSAGE

"A DIVERSIFIED PORTFOLIO--ONE BASED ON YOUR
INDIVIDUAL GOALS, TIME HORIZON, AND RISK            [PHOTO OF BROOKS ENGLEHARDT]
TOLERANCE--CAN HELP YOU WEATHER THE MARKETS'
INEVITABLE UPS AND DOWNS."

--------------------------------------------------------------------------------

FEBRUARY 2017

No one knows exactly what is going to happen from one day to the next. So, it makes sense to be prepared for the unexpected. This is particularly true in the investment world. In the closing weeks of 2016, global stock markets were rising and bond prices were falling. Precisely the opposite was happening at the beginning of 2016.

In early 2016, concern over economic growth spread across the world and fueled global stock market declines. After reaching their lows of the year in mid-February 2016, most global stock markets rebounded. In the United States, stocks climbed, rallying after Donald Trump's victory in the November 2016 presidential election. Investors appeared to like the President's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. Outside of the United States, emerging-markets equities recorded solid gains in 2016. Developed-markets stocks overall posted negative returns, with European stock markets providing the weakest performance.

Meanwhile, bond markets were dominated by shifting expectations about Federal Reserve (the Fed) monetary policy. The Fed, which raised short-term interest rates by 0.25% in December 2015, had previously forecast four interest rate increases during 2016. Policymakers backed off this expectation in March 2016, saying that only two interest rate increases were possible. As expectations about the Fed's action extended into the future, longer-term interest rates fell and bond prices, which move in the opposite direction, rose. Yields then edged up during the summer and into the autumn of 2016 as U.S. economic data improved. They rose dramatically after the November 2016 presidential election and continued to rise in anticipation of a December 2016 interest rate increase by the Fed. As yields rose, bond prices fell. In December 2016, the Fed raised short-term interest rates by 0.25% and said it was likely to raise interest rates by 0.75% during 2017.

At the end of the twelve-month reporting period, as investors anticipated what might lie ahead, stock prices remained elevated and longer-term yields were near their highs for 2016. At some point, investors are likely to assess

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

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whether reality matches their expectations. As of this writing, U.S. stock prices seem rather high. We believe that earnings news in the coming months will have to be extremely good in order to support continued price appreciation. We see relatively more opportunity in Europe in the near term, despite political uncertainties and slow economic growth. As for emerging- market equities, we believe the 2016 rally may continue, with the asset class benefiting from a pickup in economic growth, widening corporate profit margins, and improving liquidity.

Regarding the bond market, interest rate increases by the Fed in 2017 could add to short-term pressures. However, we believe that there is little reason to worry about rising yields, as long as they do not rise too quickly. We believe that interest rates will increase on a gradual basis; the economy is still growing slowly and inflation currently remains on the low side. Bonds continue to have an important role in a diversified portfolio, as they may help offset the potential volatility of stock holdings. They can also be an important source of income.

Looking ahead, we cannot predict how everything will play out. Investors should be prepared for increased volatility as the markets steadily readjust in response to new information. A diversified portfolio--one based on your individual goals, time horizon, and risk tolerance--can help you weather the markets' inevitable ups and downs. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor.

On behalf of everyone here at USAA Investments, we appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.
o Diversification does not guarantee a profit or prevent a loss.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                  1

MANAGERS' COMMENTARY ON THE FUND                                                2

INVESTMENT OVERVIEW                                                             4

FINANCIAL INFORMATION

  USAA EXTENDED MARKET INDEX FUND:

   Distributions to Shareholders                                                8

   Report of Independent Registered
     Public Accounting Firm                                                     9

   Financial Statements                                                        10

   Financial Highlights                                                        13

   Notes to Financial Statements                                               14

EXPENSE EXAMPLE                                                                20

TRUSTEES' AND OFFICERS' INFORMATION                                            22

  MASTER EXTENDED MARKET INDEX SERIES:

   Report of Independent Registered                                            31
     Public Accounting Firm

   Schedule of Investments                                                     33

     Financial Statements                                                      79

     Financial Highlights                                                      82

     Notes to Financial Statements                                             83

OFFICERS' AND DIRECTORS' INFORMATION                                          100

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

201618-0217

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

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FUND OBJECTIVE

THE USAA EXTENDED MARKET INDEX FUND (THE FUND) SEEKS TO MATCH, BEFORE FEES AND EXPENSES, THE PERFORMANCE OF THE U.S. STOCKS NOT INCLUDED IN THE S&P 500(R) INDEX AS REPRESENTED BY THE DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEX(SMI). THE DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEX MEASURES THE PERFORMANCE OF ALL SMALL- AND MID-CAP STOCKS AS MEASURED BY THE DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) LESS THE STOCKS IN THE S&P 500 INDEX.

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TYPES OF INVESTMENTS

The Fund's principal investment strategy is to invest all of the Fund's investable assets in the Master Extended Market Index Series of the Quantitative Master Series LLC (Extended Market Portfolio), which is a separate fund advised by BlackRock Advisors, LLC (BlackRock), with a substantially similar investment objective as the Fund. Therefore, your interest in the Extended Market Portfolio's securities is indirect, and the investment characteristics of the Fund will correspond directly to those of the Extended Market Portfolio. This type of arrangement is commonly referred to as a master-feeder structure.

The Extended Market Portfolio seeks to track, before fees and expenses, the performance of the Dow Jones U.S. Completion Total Stock Market Index as closely as possible, and normally, at least 80% of its assets will be invested in securities or other financial instruments of companies that are components of or have economic characteristics similar to the securities included in the Dow Jones U.S. Completion Total Stock Market Index.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

Blackrock Advisors, LLC

    ALAN MASON                                    RACHEL M. AGUIRRE
    GREG SAVAGE, CFA                              CREIGHTON JUE, CFA

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o   HOW DID THE USAA EXTENDED MARKET INDEX FUND (THE FUND) PERFORM?

    For the reporting period ended December 31, 2016, the Fund had a total return of 15.48%, while the benchmark Dow Jones U.S. Completion Total Stock Market Index(SM) (the Benchmark Index) returned 15.75%.

o   DESCRIBE THE MARKET ENVIRONMENT.

    The year started with U.S. stock prices falling due to fears of a global economic slowdown, oil prices cratering, and terrorist attacks in Istanbul, Jakarta, and Pakistan. Domestic equity markets rebounded in the second quarter of 2016, despite increased volatility in June from the Brexit, i.e., the United Kingdom's vote to leave the European Union.

    U.S. equities capitalized on the upward momentum from their second quarter rally, which continued through the second half of the reporting period, driven by a dovish Federal Reserve (the Fed) that kept rates unchanged and stronger-than-expected earnings releases versus analyst expectations. The U.S. economy continued to strengthen into the fourth quarter as seen by strong macro data and tightening of the U.S. labor market. As such, the Fed's decision to raise rates by 25 basis points (0.25%) at the end of the reporting period did not come as a big surprise.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    Refer to page 5 for benchmark definition.

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2  | USAA EXTENDED MARKET INDEX FUND

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    The U.S. election and the Fed were front and center in 2016. The year started with an increase in volatility as investors prepared for a possible Fed rate increase, and weighed probable outcomes of the U.S. election. While many people were shocked by the Trump win, markets did not experience the same type of volatility seen after the Brexit vote, with major U.S. indexes posting solid gains in November.

o   DESCRIBE RECENT PORTFOLIO ACTIVITY.

    During the period, as changes were made to the composition of the Benchmark Index, the Master Extended Market Index Series (the Series) purchased and sold securities to maintain its objective of matching the performance of the Benchmark Index as closely as possible before the deduction of Series expenses.

o   DESCRIBE PORTFOLIO POSITIONING AT PERIOD END.

    The Series remains positioned to attempt to match the risk characteristics of the Benchmark Index, irrespective of the market's future direction.

    The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

    INVESTING INVOLVES RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. INTERNATIONAL INVESTING INVOLVES RISKS, INCLUDING RISKS RELATED TO FOREIGN CURRENCY, LIMITED LIQUIDITY, LESS GOVERNMENT REGULATION, AND THE POSSIBILITY OF SUBSTANTIAL VOLATILITY DUE TO ADVERSE POLITICAL, ECONOMIC OR OTHER DEVELOPMENTS.

    THIS MATERIAL IS NOT INTENDED TO BE RELIED UPON AS A FORECAST, RESEARCH OR INVESTMENT ADVICE, AND IS NOT A RECOMMENDATION, OFFER OR SOLICITATION TO BUY OR SELL ANY SECURITIES OR TO ADOPT ANY INVESTMENT STRATEGY. THE OPINIONS EXPRESSED ARE AS OF DECEMBER 31, 2016, AND MAY CHANGE AS SUBSEQUENT CONDITIONS VARY. THE INFORMATION AND OPINIONS CONTAINED IN THIS MATERIAL ARE DERIVED FROM PROPRIETARY AND NON-PROPRIETARY SOURCES DEEMED BY BLACKROCK TO BE RELIABLE, ARE NOT NECESSARILY ALL-INCLUSIVE AND ARE NOT GUARANTEED AS TO ACCURACY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS. ANY INVESTMENTS NAMED WITHIN THIS MATERIAL MAY NOT NECESSARILY BE HELD IN ANY ACCOUNTS MANAGED BY BLACKROCK. RELIANCE UPON INFORMATION IN THIS MATERIAL IS AT THE SOLE DISCRETION OF THE READER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INDEX PERFORMANCE IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

    PREPARED BY BLACKROCK INVESTMENTS, LLC, MEMBER FINRA.

    (C)2017 BLACKROCK, INC. ALL RIGHTS RESERVED.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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INVESTMENT OVERVIEW

USAA EXTENDED MARKET INDEX FUND (THE FUND)
(Ticker Symbol: USMIX)

--------------------------------------------------------------------------------
                                        12/31/16                     12/31/15
--------------------------------------------------------------------------------
Net Assets                           $671.7 Million               $619.6 Million
Net Asset Value Per Share               $17.34                       $16.06

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                             5 YEARS                      10 YEARS
    15.48%                             13.94%                         7.42%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 12/31/15*
--------------------------------------------------------------------------------
                                      0.48%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

* The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including the Fund's share of the allocated expenses of the Master Extended Market Index Series, as reported in the Fund's prospectus dated May 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

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4  | USAA EXTENDED MARKET INDEX FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                    DOW JONES
                                 U.S. COMPLETION                         USAA
                                   TOTAL STOCK                      EXTENDED MARKET
                                  MARKET INDEX*                       INDEX FUND
12/31/2006                         $10,000.00                         $10,000.00
 1/31/2007                          10,320.73                          10,331.00
 2/28/2007                          10,297.82                          10,270.00
 3/31/2007                          10,412.37                          10,376.00
 4/30/2007                          10,664.38                          10,609.00
 5/31/2007                          11,122.57                          11,052.00
 6/30/2007                          10,962.20                          10,909.00
 7/31/2007                          10,469.64                          10,436.00
 8/31/2007                          10,572.74                          10,533.00
 9/30/2007                          10,893.47                          10,864.00
10/31/2007                          11,214.20                          11,210.00
11/30/2007                          10,584.19                          10,556.00
12/31/2007                          10,538.37                          10,471.00
 1/31/2008                           9,885.45                           9,787.00
 2/29/2008                           9,679.27                           9,588.00
 3/31/2008                           9,507.45                           9,397.00
 4/30/2008                          10,022.91                           9,914.00
 5/31/2008                          10,492.55                          10,360.00
 6/30/2008                           9,713.63                           9,580.00
 7/31/2008                           9,621.99                           9,484.00
 8/31/2008                           9,805.27                           9,675.00
 9/30/2008                           8,739.98                           8,633.00
10/31/2008                           6,941.58                           6,851.00
11/30/2008                           6,151.20                           6,071.00
12/31/2008                           6,425.09                           6,351.00
 1/31/2009                           5,945.02                           5,862.00
 2/28/2009                           5,360.82                           5,288.00
 3/31/2009                           5,830.47                           5,744.00
 4/30/2009                           6,701.03                           6,604.00
 5/31/2009                           6,975.95                           6,874.00
 6/30/2009                           7,033.22                           6,925.00
 7/31/2009                           7,674.68                           7,549.00
 8/31/2009                           7,961.05                           7,836.00
 9/30/2009                           8,419.24                           8,283.00
10/31/2009                           7,961.05                           7,819.00
11/30/2009                           8,281.79                           8,131.00
12/31/2009                           8,831.62                           8,661.00
 1/31/2010                           8,613.97                           8,449.00
 2/28/2010                           9,037.80                           8,856.00
 3/31/2010                           9,702.18                           9,501.00
 4/30/2010                          10,160.37                           9,950.00
 5/31/2010                           9,392.90                           9,204.00
 6/30/2010                           8,739.98                           8,568.00
 7/31/2010                           9,347.08                           9,153.00
 8/31/2010                           8,831.62                           8,635.00
 9/30/2010                           9,828.18                           9,619.00
10/31/2010                          10,274.91                          10,043.00
11/30/2010                          10,584.19                          10,332.00
12/31/2010                          11,357.04                          11,095.00
 1/31/2011                          11,500.57                          11,227.00
 2/28/2011                          12,016.04                          11,728.00
 3/31/2011                          12,256.59                          11,965.00
 4/30/2011                          12,623.14                          12,308.00
 5/31/2011                          12,462.77                          12,149.00
 6/30/2011                          12,164.95                          11,860.00
 7/31/2011                          11,775.49                          11,482.00
 8/31/2011                          10,813.29                          10,542.00
 9/30/2011                           9,644.90                           9,409.00
10/31/2011                          10,996.56                          10,726.00
11/30/2011                          10,939.29                          10,656.00
12/31/2011                          10,927.84                          10,648.00
 1/31/2012                          11,752.58                          11,447.00
 2/29/2012                          12,233.68                          11,897.00
 3/31/2012                          12,508.59                          12,164.00
 4/30/2012                          12,416.95                          12,072.00
 5/31/2012                          11,546.39                          11,227.00
 6/30/2012                          11,912.94                          11,576.00
 7/31/2012                          11,832.76                          11,493.00
 8/31/2012                          12,245.13                          11,888.00
 9/30/2012                          12,542.96                          12,173.00
10/31/2012                          12,371.13                          12,008.00
11/30/2012                          12,554.41                          12,191.00
12/31/2012                          12,885.80                          12,508.00
 1/31/2013                          13,780.07                          13,371.00
 2/28/2013                          13,917.53                          13,493.00
 3/31/2013                          14,570.45                          14,122.00
 4/30/2013                          14,662.66                          14,206.00
 5/31/2013                          15,053.61                          14,572.00
 6/30/2013                          14,905.61                          14,422.00
 7/31/2013                          15,917.64                          15,388.00
 8/31/2013                          15,480.41                          14,957.00
 9/30/2013                          16,389.46                          15,829.00
10/31/2013                          16,864.60                          16,289.00
11/30/2013                          17,268.84                          16,683.00
12/31/2013                          17,788.89                          17,168.00
 1/31/2014                          17,467.58                          16,827.00
 2/28/2014                          18,423.83                          17,743.00
 3/31/2014                          18,290.72                          17,616.00
 4/30/2014                          17,820.05                          17,178.00
 5/31/2014                          18,088.66                          17,431.00
 6/30/2014                          18,892.44                          18,191.00
 7/31/2014                          18,053.72                          17,382.00
 8/31/2014                          18,947.88                          18,239.00
 9/30/2014                          17,986.25                          17,295.00
10/31/2014                          18,712.94                          17,996.00
11/30/2014                          18,961.63                          18,230.00
12/31/2014                          19,146.16                          18,401.00
 1/31/2015                          18,783.39                          18,044.00
 2/28/2015                          19,916.15                          19,126.00
 3/31/2015                          20,161.74                          19,351.00
 4/30/2015                          19,849.83                          19,045.00
 5/31/2015                          20,213.17                          19,382.00
 6/30/2015                          20,059.68                          19,239.00
 7/31/2015                          20,035.05                          19,188.00
 8/31/2015                          18,855.56                          18,064.00
 9/30/2015                          17,942.27                          17,176.00
10/31/2015                          18,929.67                          18,136.00
11/30/2015                          19,243.07                          18,432.00
12/31/2015                          18,491.52                          17,710.00
 1/31/2016                          16,857.73                          16,155.00
 2/29/2016                          16,933.68                          16,221.00
 3/31/2016                          18,318.10                          17,533.00
 4/30/2016                          18,626.00                          17,820.00
 5/31/2016                          18,957.85                          18,140.00
 6/30/2016                          18,929.90                          18,096.00
 7/31/2016                          19,947.65                          19,066.00
 8/31/2016                          20,099.82                          19,209.00
 9/30/2016                          20,279.47                          19,375.00
10/31/2016                          19,497.29                          18,625.00
11/30/2016                          21,024.09                          20,091.00
12/31/2016                          21,403.35                          20,450.00

                                 [END OF CHART]

                         Data from 12/31/06 to 12/31/16.

The graph illustrates how a $10,000 hypothetical investment in the USAA Extended Market Index Fund closely tracks the Dow Jones U.S. Completion Total Stock Market Index, which is a market-capitalization- weighted index of more than 3,000 U.S. equity securities. It includes all the stocks in the Dow Jones U.S. Total Stock Market Index except for stocks included in the S&P 500 Index.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The Dow Jones U.S. Completion Total Stock Market Index is a subset of the Dow Jones U.S. Total Stock Market Index that excludes components of the S&P 500 Index. The Dow Jones U.S. Total Stock Market Index is an all-inclusive measure composed of all U.S. equity securities with readily available prices. This broad index is divided according to stock-size segment, style, and sector to create distinct sub-indexes that track every major segment of the market.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

Dow Jones U.S. Completion Total Stock Market Index is a service mark of Dow Jones & Company, Inc. Dow Jones does not have any relationship to the Fund other than the licensing and sublicensing of the Dow Jones U.S. Completion Total Stock Market Index and its service marks for use in connection with the Fund.
o Dow Jones does not sponsor, endorse, sell, or promote the Fund; recommend that any person invest in the Fund or any other securities; have any responsibility or liability for or make any decisions about the timing, amount, or pricing of the Fund; have any responsibility or liability for the administration, management, or marketing of the Fund; consider the needs of the Fund or the owners of the Fund in determining, composing, or calculating the Dow Jones U.S. Completion Total Stock Market Index, or have any obligation to do so.

Dow Jones will have no liability in connection with the Fund. Specifically, Dow Jones makes no warranty, express or implied, and Dow Jones disclaims any warranty about: the results to be obtained by the Fund, the owner of the Fund, or any other person in connection with the use of the Dow Jones U.S. Completion Total Stock Market Index and the data included in the Dow Jones U.S. Completion Total Stock Market Index; the accuracy or completeness of the Dow Jones U.S. Completion Total Stock Market Index and any related data; the merchantability and the fitness for a particular purpose or use of the Dow Jones U.S. Completion Total Stock Market Index and/or its related data; Dow Jones will have no liability for any errors, omissions, or interruptions in the Dow Jones U.S. Completion Total Stock Market Index or related data; under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special, or consequential damages or losses, even if Dow Jones knows that they might occur.
o The licensing agreement between BlackRock Advisors, LLC (or its predecessor), and Dow Jones, and the sublicensing agreement between the Fund and BlackRock Advisors, LLC (or its predecessor), are solely for the benefit of the parties to these agreements and not for the benefit of the owners of the USAA Extended Market Index Fund or any other third parties.

================================================================================

6  | USAA EXTENDED MARKET INDEX FUND

================================================================================

                         o  TOP 10 HOLDINGS - 12/31/16 o
                               (% of Net Assets)*

Tesla Motors, Inc. ......................................................  0.6%
Las Vegas Sands Corp. ...................................................  0.4%
Liberty Global PLC, Class C .............................................  0.4%
Incyte Corp. ............................................................  0.4%
T-Mobile U.S., Inc. .....................................................  0.4%
Hilton Worldwide Holdings, Inc. .........................................  0.4%
BioMarin Pharmaceutical, Inc. ...........................................  0.3%
First Republic Bank .....................................................  0.3%
MGM Resorts International ...............................................  0.3%
DISH Network Corp., Class A .............................................  0.3%

                     o TOP 10 INDUSTRY SECTORS - 12/31/16 o
                               (% of Net Assets)*

Real Estate Investment Trusts (REITs) ...................................  8.7%
Banks ...................................................................  8.1%
Software & Computer Services ............................................  7.2%
Pharmaceuticals & Biotechnology .........................................  5.0%
Travel & Leisure ........................................................  4.9%
Financial Services ......................................................  4.5%
Health Care Equipment & Services ........................................  4.5%
Technology Hardware & Equipment .........................................  4.4%
Support Services ........................................................  4.0%
General Retailers .......................................................  4.0%

*Percentages are of the net assets of the Master Extended Market Index Series (the Series), not the net assets of the Fund.

You will find a complete list of securities that the Series owns on pages 33-78.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2016:

             DIVIDEND RECEIVED       QUALIFIED DIVIDEND      LONG-TERM
            DEDUCTION (CORPORATE   INCOME (NON-CORPORATE   CAPITAL GAIN       QUALIFIED INTEREST
              SHAREHOLDERS)(1)        SHAREHOLDERS)(1)    DISTRIBUTIONS(2)          INCOME
            ------------------------------------------------------------------------------------
                 75.10%                 79.01%              $36,707,000            $32,000
            ------------------------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2)Pursuant to Section 852 of the Internal Revenue Code.

================================================================================

8  | USAA EXTENDED MARKET INDEX FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA EXTENDED MARKET INDEX FUND:

We have audited the accompanying statement of assets and liabilities, of the USAA Extended Market Index Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the Master Extended Market Index Series. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Extended Market Index Fund at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
February 27, 2017

================================================================================

                    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  9

================================================================================

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investment in Master Extended Market Index Series, at fair value                   $671,824,086
   Receivables:
       Capital shares sold                                                                 565,865
       USAA Transfer Agency Company (Note 4B)                                                  261
                                                                                      ------------
          Total assets                                                                 672,390,212
                                                                                      ------------
LIABILITIES
   Payables:
       Capital shares redeemed                                                             565,544
   Accrued transfer agent's fees                                                            21,765
   Other accrued expenses and payables                                                      99,577
                                                                                      ------------
          Total liabilities                                                                686,886
                                                                                      ------------
              Net assets applicable to capital shares outstanding                     $671,703,326
                                                                                      ============
NET ASSETS CONSIST OF:
   Paid-in capital                                                                    $485,341,044
   Accumulated undistributed net investment income                                         833,595
   Accumulated net realized gain on investments and futures transactions                 3,012,594
   Net unrealized appreciation of investments and futures contracts                    182,516,096
   Net unrealized depreciation of foreign currency translations                                 (3)
                                                                                      ------------
              Net assets applicable to capital shares outstanding                     $671,703,326
                                                                                      ============
   Capital shares outstanding, unlimited number of shares authorized,
       no par value                                                                     38,736,534
                                                                                      ============
   Net asset value, redemption price, and offering price per share                    $      17.34
                                                                                      ============

See accompanying notes to financial statements and accompanying financial statements of the Master Extended Market Index Series (the Series) attached.

================================================================================

10  | USAA EXTENDED MARKET INDEX FUND

================================================================================

STATEMENT OF OPERATIONS

Year ended December 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Allocated from Master Extended Market Index Series:
   Dividends - unaffiliated                                                                 $ 8,984,102
   Foreign taxes withheld                                                                        (4,811)
   Securities lending - affiliated                                                              810,914
   Dividends - affiliated                                                                       141,597
                                                                                            -----------
      Total income                                                                            9,931,802
          Expenses (Note 4D)                                                                   (386,030)
                                                                                            -----------
   Net allocated investment income                                                            9,545,772
                                                                                            -----------
FUND EXPENSES
   Administration and servicing fees                                                          1,531,615
   Transfer agent's fees                                                                        740,288
   Custody and accounting fees                                                                    6,613
   Postage                                                                                       37,574
   Shareholder reporting fees                                                                    41,868
   Trustees' fees                                                                                30,000
   Registration fees                                                                             36,000
   Professional fees                                                                            130,300
   Other                                                                                         20,000
                                                                                            -----------
      Total Fund expenses                                                                     2,574,258
                                                                                            -----------
NET INVESTMENT INCOME                                                                         6,971,514
                                                                                            -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, AND FUTURES CONTRACTS ALLOCATED
FROM MASTER EXTENDED MARKET INDEX SERIES
   Net realized gain on:
      Investment transactions                                                                36,304,400
      Futures transactions                                                                    1,795,909
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                           45,209,562
      Foreign currency translations                                                                  (2)
      Futures contracts                                                                          (6,022)
                                                                                            -----------
          Net allocated realized and unrealized gain                                         83,303,847
                                                                                            -----------
   Increase in net assets resulting from operations                                         $90,275,361
                                                                                            ===========

See accompanying notes to financial statements and accompanying financial statements of the Series attached.

================================================================================

                                                      FINANCIAL STATEMENTS |  11

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

Years ended December 31,

---------------------------------------------------------------------------------------------------------
                                                                                 2016                2015
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                 $  6,971,514        $  5,677,950
   Net realized gain on investments                                        36,304,400          41,473,730
   Net realized gain (loss) on futures transactions                         1,795,909             (22,157)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                         45,209,562         (71,258,855)
       Foreign currency translations                                               (2)                 (1)
       Futures contracts                                                       (6,022)           (435,477)
                                                                         --------------------------------
       Increase (decrease) in net assets resulting
           from operations                                                 90,275,361         (24,564,810)
                                                                         --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                   (6,914,487)         (5,578,764)
   Net realized gains                                                     (37,885,526)        (41,089,807)
                                                                         --------------------------------
       Distributions to shareholders                                      (44,800,013)        (46,668,571)
                                                                         --------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                               55,282,842          74,606,931
   Reinvested dividends                                                    44,168,297          45,996,730
   Cost of shares redeemed                                                (92,847,593)        (90,676,428)
                                                                         --------------------------------
       Increase in net assets from
           capital share transactions                                       6,603,546          29,927,233
                                                                         --------------------------------
   Net increase (decrease) in net assets                                   52,078,894         (41,306,148)

NET ASSETS
   Beginning of year                                                      619,624,432         660,930,580
                                                                         --------------------------------
   End of year                                                           $671,703,326        $619,624,432
                                                                         ================================
Accumulated undistributed net investment income:
   End of year                                                           $    833,595        $    776,568
                                                                         ================================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                              3,353,335           4,083,753
   Shares issued for dividends reinvested                                   2,483,563           2,830,556
   Shares redeemed                                                         (5,690,503)         (5,002,682)
                                                                         --------------------------------
       Increase in shares outstanding                                         146,395           1,911,627
                                                                         ================================

See accompanying notes to financial statements and accompanying financial statements of the Series attached.

================================================================================

12  | USAA EXTENDED MARKET INDEX FUND

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below are selected ratios and supplemental data for the periods indicated for the USAA Extended Market Index Fund.

                                                               YEAR ENDED DECEMBER 31,
                                     ------------------------------------------------------------------------
                                         2016            2015            2014            2013            2012
                                     ------------------------------------------------------------------------
Net asset value at
  beginning of period                $  16.06        $  18.02        $  17.63        $  13.33        $  11.59
                                     ------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .18             .14             .16             .13             .19
  Net realized and unrealized
    gain (loss) on investments
    and futures transactions             2.33            (.81)           1.09            4.82            1.83
                                     ------------------------------------------------------------------------
Total from investment
  operations                             2.51            (.67)           1.25            4.95            2.02
                                     ------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.18)           (.15)           (.16)           (.13)           (.19)
  Realized capital gains                (1.05)          (1.14)           (.70)           (.52)           (.09)
                                     ------------------------------------------------------------------------
Total distributions                     (1.23)          (1.29)           (.86)           (.65)           (.28)
                                     ------------------------------------------------------------------------
Net asset value at
  end of period                      $  17.34        $  16.06        $  18.02        $  17.63        $  13.33
                                     ========================================================================
Total return (%)*                       15.48           (3.76)           7.18           37.26           17.47

Net assets at end
  of period (000)                    $671,703        $619,624        $660,930        $615,739        $398,395
Ratios to average net assets:**
  Expenses, including
    expenses of the Series (%)(a)         .48             .48(b)          .48             .50             .50
  Expenses before
    reimbursements, including
    expenses of the Series (%)(a)         .48             .48             .48             .51             .65
  Net investment income (%)              1.14             .86             .94             .89            1.45
Portfolio turnover (%)***                  13              14              10              18              12

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2016, average net assets were
    $612,633,670.
*** Represents the portfolio turnover of the Master Extended Market Index Series
    (the Series).
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                            -               -               -            (.00%)(+)       (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Prior to May 1, 2015, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.50% of the Fund's average net assets.

See accompanying notes to financial statements and accompanying financial statements of the Series attached.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  13

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Extended Market Index Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's primary investment objective is to seek to match, before fees and expenses, the performance of the U.S. stocks not included in the S&P 500 Index as represented by the Dow Jones U.S. Completion Total Stock Market Index.

USAA Asset Management Company (the Manager), an affiliate of the Fund, attempts to achieve this objective by investing all of the Fund's investable assets in the Master Extended Market Index Series (the Series) of the Quantitative Master Series LLC (Master LLC), which is a separate open-end investment management company advised by BlackRock Advisors, LLC (BlackRock), with a substantially similar investment objective. At December 31, 2016, the Fund's investment was 99.9% of the Series.

The financial statements of the Series, including the Schedule of Investments, are contained later in this report and should be read in conjunction with the Fund's financial statements. See Table of Contents for location.

A. VALUATION OF INVESTMENTS - The Fund records its investment in the Series at fair value, which reflects its proportionate interest in the net assets of the Series. Valuation of the securities held by the Series is discussed in
    Note 3 of the Series' Notes to Financial Statements included later in this report.

B. FAIR VALUE MEASUREMENTS - Refer to the Schedule of Investments of the Series for a discussion of fair value measurements and a summary of the inputs used to value the Series' assets.

================================================================================

14  | USAA EXTENDED MARKET INDEX FUND

================================================================================

C. DERIVATIVE FINANCIAL INSTRUMENTS - Refer to Note 5 in the Series' Notes to Financial Statements for a discussion of derivative financial instruments and how they are accounted for in the Series' financial statements.

D. INVESTMENT INCOME AND EXPENSES - The Fund records daily its pro rata share of the Series' income, expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

E. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

F. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended December 31, 2016, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  15

================================================================================

    to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended December 31, 2016, the Fund paid CAPCO facility fees of $4,275, which represents 0.9% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended December 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

================================================================================

16  | USAA EXTENDED MARKET INDEX FUND

================================================================================

The tax character of distributions paid during the years ended December 31, 2016, and 2015, was as follows:

                                                2016                    2015
                                            ------------------------------------
Ordinary income*                            $ 8,093,464              $ 7,808,701
Long-term realized capital gain              36,706,549               38,859,870
                                            -----------              -----------
   Total distributions paid                 $44,800,013              $46,668,571
                                            -----------              -----------

As of December 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $  1,370,852
Undistributed long-term capital gains                                  4,094,289
Unrealized appreciation of investments                               180,897,141

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, partnership basis, passive foreign investment company, and mark-to-market adjustments.

Distributions to shareholders are recorded on the ex-dividend date.

Distributions of net investment income and the Fund's pro rata share of the Series' realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended December 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

(4) TRANSACTIONS WITH MANAGER

A. ADMINISTRATION AND SERVICING FEES - The Manager provides administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.25% of the Fund's average net assets for the fiscal year. For the year ended December 31, 2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,531,615.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees (the Board) has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2016, the Fund reimbursed the Manager $15,476 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

    Out of the administration and servicing fees received from the Fund, the Manager pays BlackRock up to 0.10% for subadministration services provided on the Manager's behalf. For the year ended December 31, 2016, the Manager incurred subadministration fees, paid or payable to BlackRock, of $216,325.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agency services to the Fund based on an annual charge of $23 per shareholder account, plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended December 31, 2016, the Fund incurred transfer agent's fees paid or payable to SAS, of $740,288. At December 31, 2016, the Fund recorded a receivable of $261 for SAS adjustments to income distribution payable.

C. UNDERWRITING AGREEMENT - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

D. MANAGEMENT AGREEMENT - The Manager serves as investment adviser to the Fund pursuant to a Management Agreement and is responsible for

================================================================================

18  | USAA EXTENDED MARKET INDEX FUND

================================================================================

    monitoring the services provided to the Series by BlackRock. While the Fund maintains its investment in the Series, the Manager receives no fee from the Fund for the monitoring service performed on its behalf.

    Additionally, the expenses allocated to the Fund from the Series included fees waived by BlackRock Advisors, LLC of $8,730 (See Master Feeder Notes to Financials). Refer to Note 6 in the Series' Notes to Financial Statements.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(6) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the final rules require the filing of new forms N-PORT and N-CEN, and amends Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This final rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

EXPENSE EXAMPLE

December 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including administration fees, transfer agency fees, expenses allocated to the Fund by the Master Extended Market Index Series (the Series), and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2016, through December 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account

================================================================================

20  | USAA EXTENDED MARKET INDEX FUND

================================================================================

values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                           BEGINNING             ENDING               DURING PERIOD*
                                         ACCOUNT VALUE        ACCOUNT VALUE            JULY 1, 2016 -
                                          JULY 1, 2016      DECEMBER 31, 2016        DECEMBER 31, 2016
                                         -------------------------------------------------------------
Actual                                     $1,000.00            $1,130.10                   $2.46

Hypothetical
  (5% return before expenses)               1,000.00             1,022.82                    2.34

*Expenses are equal to the Fund's annualized expense ratio of 0.46%, which includes expenses of the Series, and is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 13.01% for the six-month period of July 1, 2016, through December 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  21

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

22  | USAA EXTENDED MARKET INDEX FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11).
Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  23

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as three years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over two years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

24  | USAA EXTENDED MARKET INDEX FUND

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  25

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

26  | USAA EXTENDED MARKET INDEX FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President and Chief Investment Officer, USAA Investments, (11/16-present); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  27

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

28  | USAA EXTENDED MARKET INDEX FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  29

================================================================================

                              Annual report of the
                       MASTER EXTENDED MARKET INDEX SERIES
                  in which the USAA EXTENDED MARKET INDEX FUND
                                     invests

================================================================================

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS OF QUANTITATIVE MASTER SERIES LLC AND THE SHAREHOLDERS OF MASTER EXTENDED MARKET INDEX SERIES:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Extended Market Index Series, one of the series included in Quantitative Master Series LLC (the "Series") as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Extended Market Index Series of Quantitative Master Series LLC as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 16, 2017

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  31

================================================================================

PORTFOLIO INFORMATION AS OF DECEMBER 31, 2016

--------------------------------------------------------------------------------
                                                                    PERCENT OF
SECTOR ALLOCATION                                                   NET ASSETS
--------------------------------------------------------------------------------
Financials                                                              18%
Information Technology                                                  17
Consumer Discretionary                                                  14
Industrials                                                             13
Health Care                                                             10
Real Estate                                                              9
Materials                                                                6
Energy                                                                   4
Consumer Staples                                                         4
Utilities                                                                3
Telecommunications Services                                              1
Short-Term Securities                                                    2
Liabilities in Excess of Other Assets                                   (1)
--------------------------------------------------------------------------------

For Series compliance purposes, the Series' sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
DERIVATIVE FINANCIAL INSTRUMENTS
--------------------------------------------------------------------------------

The Series may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Series' successful use of a derivative financial instrument depends on the investment adviser's ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Series can realize on an investment and/or may result in lower distributions paid to shareholders. The Series' investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

================================================================================

32  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

SCHEDULE OF INVESTMENTS

December 31, 2016

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
COMMON STOCKS

AEROSPACE & DEFENSE - 1.6%
      4,851      AAR Corp.                                                             $    160,326
     10,910      Aerojet Rocketdyne Holdings, Inc.(a)                                       195,835
      3,384      Aerovironment, Inc.(a)                                                      90,793
      8,805      American Outdoor Brands Corp.(a)                                           185,609
      3,613      Astronics Corp.(a)                                                         122,264
     15,620      B/E Aerospace, Inc.                                                        940,168
     15,015      BWX Technologies, Inc.                                                     596,095
      2,281      CPI Aerostructures, Inc.(a)                                                 21,099
      3,758      Cubic Corp.                                                                180,196
      6,672      Curtiss-Wright Corp.                                                       656,258
      1,874      Ducommun, Inc.(a)                                                           47,899
      2,637      Engility Holdings, Inc.(a)                                                  88,867
      4,377      Esterline Technologies Corp.(a)                                            390,428
      3,308      HEICO Corp.                                                                255,212
      5,544      HEICO Corp., Class A                                                       376,438
     13,909      Hexcel Corp.                                                               715,479
      7,025      Huntington Ingalls Industries, Inc.                                      1,293,935
      4,600      Innovative Solutions & Support, Inc.(a)                                     15,318
      8,765      KLX, Inc.(a)                                                               395,389
      7,970      Kratos Defense & Security Solutions, Inc.(a)                                58,978
      2,720      LMI Aerospace, Inc.(a)                                                      23,446
      3,813      Mantech International Corp., Class A                                       161,099
      4,945      Moog, Inc., Class A(a)                                                     324,788
      8,889      Orbital ATK, Inc.                                                          779,832
      3,670      RBC Bearings, Inc.(a)                                                      340,613
     19,601      Spirit Aerosystems Holdings, Inc., Class A                               1,143,718
      2,841      Sturm Ruger & Co., Inc.                                                    149,721
      8,193      Taser International, Inc.(a)                                               198,598
      5,328      Teledyne Technologies, Inc.(a)                                             655,344
      7,487      Triumph Group, Inc.                                                        198,406
      1,288      VSE Corp.                                                                   50,026
                                                                                       ------------
                                                                                         10,812,177
                                                                                       ------------
ALTERNATIVE ENERGY - 0.1%
      3,787      Aemetis, Inc.(a)(b)                                                          5,264
      8,820      Amyris, Inc.(a)                                                              6,438
      5,033      Enphase Energy, Inc.(a)                                                      5,083
      6,237      FuelCell Energy, Inc.(a)(b)                                                 10,915
      3,198      Green Brick Partners, Inc.(a)                                               32,140
      5,207      Green Plains, Inc.                                                         145,015
      3,416      MagneGas Corp.(a)(b)                                                         1,537
      1,146      Ocean Power Technologies, Inc.(a)(b)                                         3,381
     10,166      Pattern Energy Group, Inc.                                                 193,052
     35,694      Plug Power, Inc.(a)(b)                                                      42,833
      5,257      Renewable Energy Group, Inc.(a)                                             50,993
        921      REX American Resources Corp.(a)                                             90,949
      4,302      SolarEdge Technologies, Inc.(a)                                             53,345
      9,200      SunPower Corp.(a)(b)                                                        60,812
     13,122      TerraVia Holdings, Inc.(a)                                                  15,090
                                                                                       ------------
                                                                                            716,847
                                                                                       ------------
AUTOMOBILES & PARTS - 2.0%
     14,214      Adient PLC(a)                                                              832,940
     25,197      Allison Transmission Holdings, Inc.                                        848,887

================================================================================

                                                    SCHEDULE OF INVESTMENTS | 33

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     11,370      American Axle & Manufacturing Holdings, Inc.(a)                       $    219,441
     13,229      Autoliv, Inc.                                                            1,496,861
      8,072      Cooper Tire & Rubber Co.                                                   313,597
      2,832      Cooper-Standard Holding, Inc.(a)                                           292,772
     21,805      Dana, Inc.                                                                 413,859
      4,690      Dorman Products, Inc.(a)                                                   342,651
      4,135      Federal-Mogul Holdings Corp.(a)                                             42,632
     43,484      Gentex Corp.                                                               856,200
      5,419      Gentherm, Inc.(a)                                                          183,433
     10,615      Lear Corp.                                                               1,405,108
      7,896      Modine Manufacturing Co.(a)                                                117,650
      2,943      Motorcar Parts of America, Inc.(a)                                          79,226
      2,952      Standard Motor Products, Inc.                                              157,105
      4,259      Stoneridge, Inc.(a)                                                         75,342
        573      Strattec Security Corp.                                                     23,092
      3,414      Superior Industries International, Inc.                                     89,959
      8,465      Tenneco, Inc.(a)                                                           528,809
     18,887      Tesla Motors, Inc.(a)                                                    4,035,963
      6,931      Titan International, Inc.                                                   77,697
      3,363      Tower International, Inc.                                                   95,341
      3,527      U.S. Auto Parts Network, Inc.(a)                                            12,415
      5,070      Visteon Corp.                                                              407,324
      7,941      WABCO Holdings, Inc.(a)                                                    842,937
                                                                                       ------------
                                                                                         13,791,241
                                                                                       ------------
BANKS - 8.1%
      2,766      1st Source Corp.                                                           123,530
      2,205      American National Bankshares, Inc.                                          76,734
      5,413      Ameris Bancorp                                                             236,007
      2,125      Ames National Corp.                                                         70,125
      2,793      Arrow Financial Corp.                                                      113,117
     22,147      Associated Banc-Corp                                                       547,031
     13,130      Astoria Financial Corp.                                                    244,874
      7,769      Banc of California, Inc.                                                   134,792
      1,354      Bancfirst Corp.                                                            125,990
      2,128      Bancorp of New Jersey, Inc.                                                 28,728
     11,498      Bancorp, Inc.(a)                                                            90,374
     12,804      BancorpSouth, Inc.                                                         397,564
      7,238      Bank Mutual Corp.                                                           68,399
      6,345      Bank of Hawaii Corp.                                                       562,738
      1,247      Bank of Marin Bancorp                                                       86,978
     13,749      Bank of the Ozarks, Inc.                                                   723,060
      3,939      BankFinancial Corp.                                                         58,376
     16,457      BankUnited, Inc.                                                           620,264
      4,201      Banner Corp.                                                               234,458
      1,552      Bar Harbor Bankshares                                                       73,456
      3,436      BCB Bancorp, Inc.                                                           44,668
      4,309      Bear State Financial, Inc.                                                  43,736
     12,021      Beneficial Bancorp, Inc.                                                   221,186
      4,850      Berkshire Hills Bancorp, Inc.                                              178,722
      5,873      Blue Hills Bancorp, Inc.                                                   110,119
      8,031      BNC Bancorp                                                                256,189
      8,936      BofI Holding, Inc.(a)                                                      255,123
      3,310      BOK Financial Corp.                                                        274,862
     12,591      Boston Private Financial Holdings, Inc.                                    208,381
      3,096      Bridge Bancorp, Inc.                                                       117,338
     11,463      Brookline Bancorp, Inc.                                                    187,993
      2,983      Bryn Mawr Bank Corp.                                                       125,733
        882      California First National Bancorp                                           13,803
      2,953      Camden National Corp.                                                      131,261
      4,906      Capital Bank Financial Corp., Class A                                      192,560
      2,343      Capital City Bank Group, Inc.                                               47,985
     18,668      Capitol Federal Financial, Inc.                                            307,275
      5,232      Cardinal Financial Corp.                                                   171,557
      7,559      Cascade Bancorp(a)                                                          61,379
     11,246      Cathay General Bancorp                                                     427,685
      7,831      Centerstate Banks, Inc.                                                    197,106
      5,395      Central Pacific Financial Corp.                                            169,511
        997      Century Bancorp, Inc., Class A                                              59,820

================================================================================

34  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     10,846      Chemical Financial Corp.                                              $    587,528
      2,833      Citizens & Northern Corp.                                                   74,225
      2,469      City Holding Co.                                                           166,904
      1,968      Civista Bancshares, Inc.                                                    38,238
      4,768      Clifton Bancorp, Inc.                                                       80,675
      2,894      CNB Financial Corp.                                                         77,386
      6,271      CoBiz Financial, Inc.                                                      105,917
        463      Colony Bankcorp, Inc.(a)                                                     6,112
      8,927      Columbia Banking System, Inc.                                              398,858
     13,261      Commerce Bancshares, Inc.                                                  766,618
      6,838      Community Bank System, Inc.                                                422,520
      2,821      Community Trust Bancorp, Inc.                                              139,922
      4,852      ConnectOne Bancorp, Inc.                                                   125,909
      8,679      Cullen/Frost Bankers, Inc.                                                 765,748
      4,665      Customers Bancorp, Inc.(a)                                                 167,100
     15,007      CVB Financial Corp.                                                        344,111
      5,246      Dime Community Bancshares, Inc.                                            105,445
      4,741      Eagle Bancorp, Inc.(a)                                                     288,964
     22,021      East West Bancorp, Inc.                                                  1,119,327
      2,546      Eastern Virginia Bankshares, Inc.                                           26,606
      1,672      Enterprise Bancorp, Inc.                                                    62,800
      3,377      Enterprise Financial Services Corp.                                        145,211
      3,300      ESSA Bancorp, Inc.                                                          51,876
      1,739      Farmers Capital Bank Corp.                                                  73,125
      6,311      FCB Financial Holdings, Inc., Class A(a)                                   301,035
      3,947      Fidelity Southern Corp.                                                     93,425
      2,741      Financial Institutions, Inc.                                                93,742
      2,552      First Bancorp, Inc.                                                         84,471
      3,740      First Bancorp, North Carolina                                              101,504
     21,981      First BanCorp, Puerto Rico(a)                                              145,294
      5,356      First Busey Corp.                                                          164,858
      1,356      First Citizens BancShares, Inc., Class A                                   481,380
     13,854      First Commonwealth Financial Corp.                                         196,450
      3,087      First Community Bancshares, Inc.                                            93,042
      3,182      First Connecticut Bancorp, Inc.                                             72,072
      1,683      First Defiance Financial Corp.                                              85,395
      9,739      First Financial Bancorp                                                    277,075
     10,240      First Financial Bankshares, Inc.                                           462,848
      2,125      First Financial Corp.                                                      112,200
      2,323      First Financial Northwest, Inc.                                             45,856
      3,770      First Hawaiian, Inc.                                                       131,271
     35,537      First Horizon National Corp.                                               711,095
      3,341      First Interstate Bancsystem, Inc., Class A                                 142,160
      6,558      First Merchants Corp.                                                      246,909
     12,439      First Midwest Bancorp, Inc.                                                313,836
      2,797      First NBC Bank Holding Co.(a)                                               20,418
      4,315      First of Long Island Corp.                                                 123,193
     23,194      First Republic Bank                                                      2,137,095
      3,052      First South Bancorp, Inc.                                                   36,471
      2,396      First United Corp.(a)                                                       38,216
      3,391      Flagstar Bancorp, Inc.(a)                                                   91,354
      4,602      Flushing Financial Corp.                                                   135,253
     31,145      FNB Corp.                                                                  499,254
     26,033      Fulton Financial Corp.                                                     489,420
      2,419      German American Bancorp, Inc.                                              127,264
     11,462      Glacier Bancorp, Inc.                                                      415,268
      2,007      Great Southern Bancorp, Inc.                                               109,683

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

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
---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      9,153      Great Western Bancorp, Inc.                                           $    398,979
      3,466      Greene County Bancshares, Inc.                                                   -
      3,022      Guaranty Bancorp                                                            73,132
     11,721      Hancock Holding Co.                                                        505,175
      5,135      Hanmi Financial Corp.                                                      179,211
      6,258      HarborOne Bancorp, Inc.(a)                                                 121,030
      3,267      Heartland Financial USA, Inc.                                              156,816
      5,501      Heritage Commerce Corp.                                                     79,379
      5,517      Heritage Financial Corp.                                                   142,063
      1,907      HMN Financial, Inc.(a)                                                      33,373
      1,783      Home Bancorp, Inc.                                                          68,842
     18,592      Home BancShares, Inc.                                                      516,300
      3,639      HomeStreet, Inc.(a)                                                        114,992
      3,223      HomeTrust Bancshares, Inc.(a)                                               83,476
     19,879      Hope Bancorp, Inc.                                                         435,151
      3,930      Horizon Bancorp                                                            110,040
      6,713      Iberiabank Corp.                                                           562,214
      8,552      Independent Bank Corp.                                                     396,715
      1,902      Independent Bank Group, Inc.                                               118,685
      8,860      International Bancshares Corp.                                             361,488
     46,137      Investors Bancorp, Inc.                                                    643,611
     14,266      Kearny Financial Corp.                                                     221,836
      6,993      Lakeland Bancorp, Inc.                                                     136,364
      4,198      Lakeland Financial Corp.                                                   198,817
      6,540      LegacyTexas Financial Group, Inc.                                          281,612
      6,531      Macatawa Bank Corp.                                                         67,988
      4,056      MainSource Financial Group, Inc.                                           139,526
     10,674      MB Financial, Inc.                                                         504,133
      3,191      Mercantile Bank Corp.                                                      120,301
      1,379      Merchants Bancshares, Inc.                                                  74,742
      8,210      Meridian Bancorp, Inc.                                                     155,169
      1,405      Meta Financial Group, Inc.                                                 144,575
      2,061      MidSouth Bancorp, Inc.                                                      28,030
      1,932      MidWestOne Financial Group, Inc.                                            72,643
      1,697      MutualFirst Financial, Inc.                                                 56,171
      4,215      National Bank Holdings Corp., Class A                                      134,416
      1,700      National Bankshares, Inc.                                                   73,865
      6,847      NBT Bancorp, Inc.                                                          286,752
     73,392      New York Community Bancorp, Inc.                                         1,167,667
      7,214      Northfield Bancorp, Inc.                                                   144,064
      1,757      Northrim BanCorp, Inc.                                                      55,521
     15,090      Northwest Bancshares, Inc.                                                 272,073
      1,347      Norwood Financial Corp.                                                     44,640
      5,201      OceanFirst Financial Corp.                                                 156,186
      7,031      OFG Bancorp                                                                 92,106
      1,099      Ohio Valley Banc Corp.(b)                                                   29,893
     21,036      Old National Bancorp                                                       381,803
      6,505      Old Second Bancorp, Inc.                                                    71,880
      3,144      Opus Bank                                                                   94,477
      6,327      Oritani Financial Corp.                                                    118,631
      2,093      Orrstown Financial Services, Inc.                                           46,883
      3,946      Pacific Continental Corp.                                                   86,220
      4,390      Pacific Premier Bancorp, Inc.(a)                                           155,186
     18,500      PacWest Bancorp                                                          1,007,140
      2,061      Park National Corp.                                                        246,619
      9,934      Park Sterling Corp.                                                        107,188
      2,519      Peapack Gladstone Financial Corp.                                           77,787
      1,209      Penns Woods Bancorp, Inc.                                                   61,055
      1,497      Peoples Bancorp of North Carolina, Inc.                                     37,530
      3,210      Peoples Bancorp, Inc.                                                      104,197
      1,245      Peoples Financial Corp.(a)                                                  20,107
      6,503      Pinnacle Financial Partners, Inc.                                          450,658
     15,449      Popular, Inc.                                                              676,975
      1,229      Porter Bancorp, Inc.(a)                                                     15,141
      2,333      Preferred Bank                                                             122,296
     12,060      PrivateBancorp, Inc.                                                       653,531
     10,420      Prosperity Bancshares, Inc.                                                747,948
      2,303      Provident Financial Holdings, Inc.                                          46,567

================================================================================

36  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      9,234      Provident Financial Services, Inc.                                    $    261,322
      2,381      QCR Holdings, Inc.                                                         103,097
      6,481      Renasant Corp.                                                             273,628
      1,667      Republic Bancorp, Inc., Class A                                             65,913
      9,649      Republic First Bancorp, Inc.(a)                                             80,569
      5,394      Riverview Bancorp, Inc.                                                     37,758
      5,620      S&T Bancorp, Inc.                                                          219,405
      3,931      Sandy Spring Bancorp, Inc.                                                 157,201
      5,628      Seacoast Banking Corp. of Florida(a)                                       124,154
      7,126      ServisFirst Bancshares, Inc.                                               266,797
      3,680      Shore Bancshares, Inc.                                                      56,120
      2,508      Sierra Bancorp                                                              66,688
      8,204      Signature Bank(a)                                                        1,232,241
      4,484      Simmons First National Corp., Class A                                      278,681
      3,796      South State Corp.                                                          331,770
      4,104      Southside Bancshares, Inc.                                                 154,598
      3,696      Southwest Bancorp, Inc.                                                    107,184
      5,894      State Bank Financial Corp.                                                 158,313
     19,874      Sterling Bancorp                                                           465,052
      3,828      Stock Yards Bancorp, Inc.                                                  179,725
      2,415      Stonegate Bank                                                             100,778
      2,100      Suffolk Bancorp                                                             89,922
      2,289      Summit Financial Group, Inc.(b)                                             63,016
      2,292      Sun Bancorp, Inc.                                                           59,592
      7,951      SVB Financial Group(a)                                                   1,364,869
     19,003      Synovus Financial Corp.                                                    780,643
     25,532      TCF Financial Corp.                                                        500,172
      2,198      Territorial Bancorp, Inc.                                                   72,182
      7,471      Texas Capital Bancshares, Inc.(a)                                          585,726
      9,927      TFS Financial Corp.                                                        189,010
      2,027      Tompkins Financial Corp.                                                   191,633
      8,811      TowneBank                                                                  292,966
      3,317      Trico Bancshares                                                           113,375
     14,741      TrustCo Bank Corp. NY                                                      128,984
     10,227      Trustmark Corp.                                                            364,593
      6,522      UMB Financial Corp.                                                        502,977
     33,031      Umpqua Holdings Corp.                                                      620,322
      7,003      Union Bankshares Corp.                                                     250,287
      3,115      United Bancorp, Inc.                                                        42,053
     10,188      United Bankshares, Inc.                                                    471,195
     11,340      United Community Banks, Inc.                                               335,891
      9,075      United Community Financial Corp.                                            81,131
      8,517      United Financial Bancorp, Inc.                                             154,669
      4,172      United Security Bancshares(a)                                               32,335
      4,547      Univest Corp. of Pennsylvania                                              140,502
     38,204      Valley National Bancorp                                                    444,695
     13,426      Washington Federal, Inc.                                                   461,183
      2,472      Washington Trust Bancorp, Inc.                                             138,556
      4,794      Waterstone Financial, Inc.                                                  88,210
     13,987      Webster Financial Corp.                                                    759,214
      6,370      WesBanco, Inc.                                                             274,292
      3,190      West BanCorp., Inc.                                                         78,793
      4,025      Westamerica BanCorp                                                        253,293
     14,629      Western Alliance Bancorp(a)                                                712,579
      7,717      Western New England Bancorp, Inc.                                           72,154
      7,733      Wintrust Financial Corp.                                                   561,184
      4,170      WSFS Financial Corp.                                                       193,279
      1,536      Xenith Bankshares, Inc.(a)                                                  43,315
      8,345      Yadkin Financial Corp.                                                     285,900
                                                                                       ------------
                                                                                         54,745,786
                                                                                       ------------
BEVERAGES - 0.1%
      1,320      Boston Beer Co., Inc., Class A(a)                                          224,202
        720      Coca-Cola Bottling Co. Consolidated                                        128,772
      1,760      Craft Brew Alliance, Inc.(a)                                                29,744
      1,810      National Beverage Corp.                                                     92,455
      4,659      Primo Water Corp.(a)                                                        57,212
      2,312      Willamette Valley Vineyards, Inc.(a)                                        18,519
                                                                                       ------------
                                                                                            550,904
                                                                                       ------------

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

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
---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
CHEMICALS - 2.6%
      4,402      A. Schulman, Inc.                                                     $    147,247
      4,429      Aceto Corp.                                                                 97,305
      4,587      AdvanSix, Inc.(a)                                                          101,556
      3,882      American Vanguard Corp.                                                     74,340
      9,318      Ashland Global Holdings, Inc.                                            1,018,364
     32,498      Axalta Coating Systems Ltd.(a)                                             883,946
      4,848      Balchem Corp.                                                              406,844
      9,215      Cabot Corp.                                                                465,726
      7,617      Calgon Carbon Corp.                                                        129,489
      4,820      Cambrex Corp.(a)                                                           260,039
     21,753      Celanese Corp., Series A                                                 1,712,831
      1,295      Chase Corp.                                                                108,197
     27,396      Chemours Co.                                                               605,178
      9,511      Chemtura Corp.(a)                                                          315,765
      2,567      CSW Industrials, Inc.(a)                                                    94,594
     13,135      Ferro Corp.(a)                                                             188,225
      3,639      FutureFuel Corp.                                                            50,582
     10,983      GCP Applied Technologies, Inc.(a)                                          293,795
      1,620      Hawkins, Inc.                                                               87,399
      7,981      HB Fuller Co.                                                              385,562
     30,183      Huntsman Corp.                                                             575,892
      6,519      Ingevity Corp.(a)                                                          357,632
      3,017      Innophos Holdings, Inc.                                                    157,668
      3,555      Innospec, Inc.                                                             243,518
      8,477      Intrepid Potash, Inc.(a)                                                    17,632
      1,469      KMG Chemicals, Inc.                                                         57,129
      3,456      Koppers Holdings, Inc.(a)                                                  139,277
      4,717      Kraton Corp.(a)                                                            134,340
      3,366      Kronos Worldwide, Inc.                                                      40,190
      2,939      LSB Industries, Inc.(a)                                                     24,746
      2,331      Metabolix, Inc.(a)                                                             816
      5,478      Minerals Technologies, Inc.                                                423,176
      1,403      NewMarket Corp.                                                            594,648
      9,162      Nexeo Solutions, Inc.(a)                                                    85,298
     24,594      Olin Corp.                                                                 629,852
      6,506      OMNOVA Solutions, Inc.(a)                                                   65,060
     34,204      Platform Specialty Products Corp.(a)                                       335,541
     12,483      PolyOne Corp.                                                              399,955
      2,000      Quaker Chemical Corp.                                                      255,880
      6,271      Rayonier Advanced Materials, Inc.                                           96,950
      3,065      Rentech, Inc.(a)                                                             7,601
     20,087      RPM International, Inc.                                                  1,081,283
      7,801      Senomyx, Inc.(a)                                                             7,489
      6,656      Sensient Technologies Corp.                                                523,029
      2,878      Stepan Co.                                                                 234,499
      1,000      TOR Minerals International, Inc.(a)                                          6,050
      3,711      Tredegar Corp.                                                              89,064
      7,002      Trinseo SA                                                                 415,219
      9,237      Tronox Ltd., Class A                                                        95,234
     10,982      Univar, Inc.(a)                                                            311,559
     11,221      Valspar Corp.                                                            1,162,608
     16,320      Versum Materials, Inc.(a)                                                  458,102
      5,649      Westlake Chemical Corp.                                                    316,288
     10,629      WR Grace & Co.                                                             718,946
      4,990      ZAGG, Inc.(a)                                                               35,429
                                                                                       ------------
                                                                                         17,524,584
                                                                                       ------------
CONSTRUCTION & MATERIALS - 2.5%
      5,823      AAON, Inc.                                                                 192,450
      5,721      Advanced Drainage Systems, Inc.                                            117,853
     23,736      AECOM(a)                                                                   863,041
      5,610      Aegion Corp.(a)                                                            132,957
      3,372      Ameresco, Inc., Class A(a)                                                  18,546
     13,435      American DG Energy, Inc.(a)                                                  3,762
      2,117      American Woodmark Corp.(a)                                                 159,304
     22,278      AO Smith Corp.                                                           1,054,863
      4,823      Apogee Enterprises, Inc.                                                   258,320
      1,952      Argan, Inc.                                                                137,714
      4,145      Armstrong Flooring, Inc.(a)                                                 82,527
      7,446      Armstrong World Industries, Inc.(a)                                        311,243
      2,204      BlueLinx Holdings, Inc.(a)                                                  16,464
      3,284      Blueprint Medicines Corp.(a)                                                92,116

================================================================================

38  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      7,562      BMC Stock Holdings,
                   Inc.(a)                                                             $    147,459
      5,862      Boise Cascade Co.(a)                                                       131,895
     13,413      Builders FirstSource, Inc.(a)                                              147,141
     15,246      Chicago Bridge & Iron Co. NV                                               484,060
      6,349      Continental Building Products, Inc.(a)                                     146,662
      7,311      Eagle Materials, Inc.                                                      720,353
      9,242      EMCOR Group, Inc.                                                          653,964
      9,944      Generac Holdings, Inc.(a)                                                  405,119
      5,276      Gibraltar Industries, Inc.(a)                                              219,745
      6,000      Granite Construction, Inc.                                                 330,000
      9,666      Great Lakes Dredge & Dock Corp.(a)                                          40,597
      4,996      Griffon Corp.                                                              130,895
     11,159      Headwaters, Inc.(a)                                                        262,460
      7,303      Hill International, Inc.(a)                                                 31,768
      1,636      IES Holdings, Inc.(a)                                                       31,329
      3,192      Installed Building Products, Inc.(a)                                       131,830
      2,808      Insteel Industries, Inc.                                                   100,077
      4,943      Inteliquent, Inc.                                                          113,294
     21,005      KBR, Inc.                                                                  350,573
      3,913      Layne Christensen Co.(a)                                                    42,534
      1,479      LB Foster Co., Class A                                                      20,114
      5,921      Lennox International, Inc.                                                 906,920
     21,512      Louisiana-Pacific Corp.(a)                                                 407,222
      4,641      Masonite International Corp.(a)                                            305,378
      9,981      MasTec, Inc.(a)                                                            381,773
     29,313      MDU Resources Group, Inc.                                                  843,335
     24,820      Mueller Water Products, Inc., Series A                                     330,354
      2,843      MYR Group, Inc.(a)                                                         107,124
      6,628      NCI Building Systems, Inc.(a)                                              103,728
      2,132      Northwest Pipe Co.(a)                                                       36,713
        980      Omega Flex, Inc.                                                            54,645
      5,034      Orion Group Holdings, Inc.(a)                                               50,088
     17,228      Owens Corning                                                              888,276
      2,393      Patrick Industries, Inc.(a)                                                182,586
      7,825      PGT Innovations, Inc.(a)                                                    89,596
      3,732      Ply Gem Holdings, Inc.(a)                                                   60,645
      5,751      Primoris Services Corp.                                                    131,008
      5,075      Quanex Building Products Corp.                                             103,023
      5,984      Simpson Manufacturing Co., Inc.                                            261,800
      5,074      Sterling Construction Co., Inc.(a)                                          42,926
     14,794      Summit Materials, Inc., Class A(a)                                         351,938
      5,345      Thermon Group Holdings, Inc.(a)                                            102,036
      6,084      TopBuild Corp.(a)                                                          216,590
      4,693      TRC Cos., Inc.(a)                                                           49,746
      4,443      Trex Co., Inc.(a)                                                          286,129
      6,087      Tutor Perini Corp.(a)                                                      170,436
      3,003      Universal Forest Products, Inc.                                            306,847
      2,197      US Concrete, Inc.(a)                                                       143,904
     13,936      USG Corp.(a)                                                               402,472
      3,342      Valmont Industries, Inc.                                                   470,888
      3,927      Watsco, Inc.                                                               581,667
      4,067      Watts Water Technologies, Inc., Class A                                    265,168
                                                                                       ------------
                                                                                         16,717,990
                                                                                       ------------
ELECTRICITY - 1.2%
     7,239       ALLETE, Inc.                                                               464,671
     8,369       Avangrid, Inc.                                                             317,018
     8,064       Black Hills Corp.                                                          494,646
    55,277       Calpine Corp.(a)                                                           631,816
    20,330       Covanta Holding Corp.                                                      317,148
    18,227       Dynegy, Inc.(a)                                                            154,200
     6,084       El Paso Electric Co.                                                       282,906
     6,920       Empire District Electric Co.                                               235,903
    33,516       Great Plains Energy, Inc.                                                  916,663
    15,944       Hawaiian Electric Industries, Inc.                                         527,268
     7,329       IDACORP, Inc.                                                              590,351
     5,145       MGE Energy, Inc.                                                           335,969

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                                                   SCHEDULE OF INVESTMENTS |  39

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
---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      7,217      NorthWestern Corp.                                                    $    410,431
      5,791      Ormat Technologies, Inc.                                                   310,513
     13,068      Portland General Electric Co.                                              566,236
      8,295      TerraForm Global, Inc., Class A(a)                                          32,765
     11,225      TerraForm Power, Inc., Class A(a)                                          143,792
      2,550      Unitil Corp.                                                               115,617
      7,641      US Geothermal, Inc.(a)                                                      31,252
      3,153      Vivint Solar, Inc.(a)(b)                                                     8,040
     21,742      Westar Energy, Inc.                                                      1,225,162
                                                                                       ------------
                                                                                          8,112,367
                                                                                       ------------
ELECTRONIC & ELECTRICAL EQUIPMENT - 2.9%
      1,620      Allied Motion
                   Technologies, Inc.                                                        34,652
      4,284      Anixter International, Inc.(a)                                             347,218
      6,764      Applied DNA Sciences, Inc.(a)(b)                                            12,513
     13,554      Arrow Electronics, Inc.(a)                                                 966,400
     19,196      Avnet, Inc.                                                                913,922
      6,239      AVX Corp.                                                                   97,516
      3,998      AZZ, Inc.                                                                  255,472
      5,214      Badger Meter, Inc.                                                         192,657
      2,157      Bel Fuse, Inc., Class B                                                     66,651
      6,483      Belden, Inc.                                                               484,734
      7,614      Benchmark Electronics, Inc.(a)                                             232,227
      6,969      Brady Corp., Class A                                                       261,686
      3,678      Capstone Turbine Corp.(a)(b)                                                 2,501
     13,064      Cognex Corp.                                                               831,132
      3,740      Coherent, Inc.(a)                                                          513,820
      3,575      Control4 Corp.(a)                                                           36,465
      5,283      CTS Corp.                                                                  118,339
      1,663      CyberOptics Corp.(a)                                                        43,404
      6,043      Daktronics, Inc.                                                            64,660
      5,070      Electro Scientific Industries, Inc.(a)                                      30,014
      6,297      eMagin Corp.(a)                                                             13,539
      3,537      Encore Wire Corp.                                                          153,329
      4,423      Energy Focus, Inc.(a)(b)                                                    18,798
      4,406      EnerNOC, Inc.(a)                                                            26,436
      6,398      EnerSys                                                                    499,684
      3,900      ESCO Technologies, Inc.                                                    220,935
      5,509      Fabrinet(a)                                                                222,013
      2,690      FARO Technologies, Inc.(a)                                                  96,840
      7,405      General Cable Corp.                                                        141,065
      3,110      Houston Wire & Cable Co.                                                    20,215
      7,812      Hubbell, Inc.                                                              911,660
      8,248      II-VI, Inc.(a)                                                             244,553
      4,501      Integer Holdings Corp.(a)                                                  132,554
      5,485      Intevac, Inc.(a)                                                            46,897
      2,740      IntriCon Corp.(a)                                                           18,906
      5,675      IPG Photonics Corp.(a)                                                     560,179
      5,094      Itron, Inc.(a)                                                             320,158
     27,988      Jabil Circuit, Inc.                                                        662,476
      8,847      Kemet Corp.(a)                                                              58,656
     26,018      Keysight Technologies, Inc.(a)                                             951,478
      5,162      Kimball Electronics, Inc.(a)                                                93,948
     13,186      Knowles Corp.(a)                                                           220,338
      1,662      Landauer, Inc.                                                              79,942
      6,052      LightPath Technologies, Inc., Class A(a)                                     9,320
      3,391      Littelfuse, Inc.                                                           514,652
      4,195      LSI Industries, Inc.                                                        40,859
      3,857      MACOM Technology Solutions Holdings, Inc.(a)                               178,502
      5,619      Maxwell Technologies, Inc.(a)                                               28,769
        562      Mesa Laboratories, Inc.                                                     68,986
      5,654      Methode Electronics, Inc.                                                  233,793
     10,983      Microvision, Inc.(a)(b)                                                     13,839
      2,593      MTS Systems Corp.                                                          147,023
      4,487      NAPCO Security Technologies, Inc.(a)                                        38,140
     16,123      National Instruments Corp.                                                 496,911
      5,584      Novanta, Inc.(a)                                                           117,264
      1,322      Nuvectra Corp.(a)                                                            6,650
        974      NVE Corp.                                                                   69,573
      7,855      Orion Energy Systems, Inc.(a)                                               17,045
      2,791      OSI Systems, Inc.(a)                                                       212,451

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40  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      3,206      Park Electrochemical
                  Corp.                                                                $     59,792
      5,087      Plexus Corp.(a)                                                            274,901
      1,398      Powell Industries, Inc.                                                     54,522
      6,610      Regal-Beloit Corp.                                                         457,743
      5,552      Research Frontiers, Inc.(a)                                                 10,105
      2,685      Rogers Corp.(a)                                                            206,235
      5,299      Rubicon Technology, Inc.(a)                                                  3,280
     11,339      Sanmina Corp.(a)                                                           415,574
     25,803      Sensata Technologies Holding NV(a)                                       1,005,027
      5,951      Synthesis Energy Systems, Inc.(a)(b)                                         5,951
     38,775      Trimble, Inc.(a)                                                         1,169,066
     13,962      TTM Technologies, Inc.(a)                                                  190,302
      6,063      Turtle Beach Corp.(a)                                                        7,943
      4,545      Ultralife Corp.(a)                                                          22,498
      6,767      Universal Display Corp.(a)                                                 380,982
      6,043      Veeco Instruments, Inc.(a)                                                 176,153
      3,135      Vicor Corp.(a)                                                              47,339
     20,274      Vishay Intertechnology, Inc.                                               328,439
      2,569      Vishay Precision Group, Inc.(a)                                             48,554
      6,444      WESCO International, Inc.(a)                                               428,848
      8,305      Zebra Technologies Corp., Class A(a)                                       712,237
                                                                                       ------------
                                                                                         19,419,850
                                                                                       ------------
FINANCIAL SERVICES - 4.5%
      8,447      Actinium Pharmaceuticals, Inc.(a)                                            7,391
     72,093      Ally Financial, Inc.                                                     1,371,209
      6,398      Artisan Partners Asset Management, Inc., Class A                           190,340
        394      Ashford, Inc.(a)                                                            17,379
        805      Associated Capital Group, Inc., Class A                                     26,444
      1,501      Asta Funding, Inc.(a)                                                       14,710
        251      Atlanticus Holdings Corp.(a)                                                   715
      4,726      Bats Global Markets, Inc.                                                  158,368
     32,343      BGC Partners, Inc., Class A                                                330,869
      8,248      Blackhawk Network Holdings, Inc.(a)                                        310,743
      3,789      Calamos Asset Management, Inc., Class A                                     32,396
     12,335      CBOE Holdings, Inc.                                                        911,433
     30,460      CIT Group, Inc.                                                          1,300,033
      3,036      Cohen & Steers, Inc.                                                       102,010
      5,716      Consumer Portfolio Services, Inc.(a)                                        29,266
      4,324      Cowen Group, Inc., Class A(a)                                               67,022
      1,948      Credit Acceptance Corp.(a)(b)                                              423,709
        522      Diamond Hill Investment Group, Inc.                                        109,818
     17,202      Eaton Vance Corp.                                                          720,420
      5,857      Emergent Capital, Inc.(a)                                                    7,087
      3,846      Encore Capital Group, Inc.(a)                                              110,188
      4,701      Enova International, Inc.(a)                                                58,998
     11,345      Essent Group Ltd.(a)                                                       367,238
     17,410      EverBank Financial Corp.                                                   338,624
      5,798      Evercore Partners, Inc., Class A                                           398,323
      8,094      Ezcorp, Inc., Class A(a)                                                    86,201
      1,765      FBR & Co.                                                                   22,945
      1,734      Federal Agricultural Mortgage Corp., Class C                                99,306
     13,995      Federated Investors, Inc., Class B                                         395,779
      8,155      Financial Engines, Inc.                                                    299,696
      7,433      FirstCash, Inc.                                                            349,351
     40,253      FNF Group                                                                1,366,992
     12,743      FNFV Group(a)                                                              174,579
      1,155      FXCM, Inc., Class A(a)                                                       8,143
        805      GAMCO Investors, Inc., Class A                                              24,866

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

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
---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      6,679      Green Dot Corp., Class A(a)                                           $    157,290
      4,276      Greenhill & Co., Inc.                                                      118,445
      6,578      HealthEquity, Inc.(a)                                                      266,541
     20,653      HRG Group, Inc.(a)                                                         321,361
     49,578      IHS Markit, Ltd.(a)                                                      1,755,557
      1,830      Impac Mortgage Holdings, Inc.(a)                                            25,657
     10,219      Interactive Brokers Group, Inc., Class A                                   373,096
      2,537      INTL. FCStone, Inc.(a)                                                     100,465
      5,189      Investment Technology Group, Inc.                                          102,431
     21,344      Janus Capital Group, Inc.                                                  283,235
      4,507      Jason Industries, Inc.(a)                                                    8,113
      8,227      KCG Holdings, Inc., Class A(a)                                             109,008
     11,133      Ladder Capital Corp.                                                       152,745
     20,288      Ladenburg Thalmann Financial Services, Inc.(a)                              49,503
     19,524      Lazard Ltd., Class A                                                       802,241
     13,893      Legg Mason, Inc.                                                           415,540
     48,604      LendingClub Corp.(a)                                                       255,171
      1,072      LendingTree, Inc.(a)                                                       108,647
     13,059      Liberty Ventures(a)                                                        481,485
     11,698      LPL Financial Holdings, Inc.                                               411,887
      5,863      MarketAxess Holdings, Inc.                                                 861,392
      1,640      Marlin Business Services Corp.                                              34,276
     51,995      MGIC Investment Corp.(a)                                                   529,829
      3,091      Moelis & Co., Class A                                                      104,785
      5,436      MoneyGram International, Inc.(a)                                            64,199
     14,204      MSCI, Inc.                                                               1,118,991
      2,846      Nelnet, Inc., Class A                                                      144,434
      3,072      NewStar Financial, Inc.(a)                                                  28,416
      9,420      NMI Holdings, Inc., Class A(a)                                             100,323
     28,871      NorthStar Asset Management Group, Inc.                                     430,755
      5,864      NRG Yield, Inc., Class A                                                    90,071
      9,117      NRG Yield, Inc., Class C                                                   144,049
     16,212      Ocwen Financial Corp.(a)                                                    87,383
      6,601      On Deck Capital, Inc.(a)                                                    30,563
      8,167      OneMain Holdings, Inc.(a)                                                  180,817
      1,705      Oppenheimer Holdings, Inc., Class A                                         31,713
      4,035      PICO Holdings, Inc.(a)                                                      61,130
      2,366      Piper Jaffray Cos.(a)                                                      171,535
      2,864      PJT Partners, Inc., Class A                                                 88,440
      7,260      PRA Group, Inc.(a)                                                         283,866
      3,173      Pzena Investment Management, Inc., Class A                                  35,252
     32,809      Radian Group, Inc.                                                         589,906
     19,197      Raymond James Financial, Inc.                                            1,329,776
      4,085      Safeguard Scientifics, Inc.(a)                                              54,943
     17,383      Santander Consumer USA Holdings, Inc.(a)                                   234,670
     20,453      SEI Investments Co.                                                      1,009,560
     65,378      SLM Corp.(a)                                                               720,466
      3,587      Stewart Information Services Corp.                                         165,289
      9,973      Stifel Financial Corp.(a)                                                  498,151
     32,019      Synergy Resources Corp.(a)                                                 285,289
     36,614      TD Ameritrade Holding Corp.                                              1,596,370
      5,265      TESARO, Inc.(a)                                                            708,037
      4,302      U.S. Global Investors, Inc., Class A(b)                                      5,851
      6,407      Virtu Financial, Inc., Class A                                             102,192
        959      Virtus Investment Partners, Inc.                                           113,210
      6,405      VolitionRX Ltd.(a)(b)                                                       29,271
     29,776      Voya Financial, Inc.                                                     1,167,815
     12,521      Waddell & Reed Financial, Inc., Class A                                    244,285
      4,301      Walker & Dunlop, Inc.(a)                                                   134,191
      1,466      Westwood Holdings Group, Inc.                                               87,945

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42  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     17,278      WisdomTree Investments, Inc.                                          $    192,477
     33,498      WMIH Corp.(a)                                                               51,922
      1,064      World Acceptance Corp.(a)                                                   68,394
                                                                                       ------------
                                                                                         30,543,238
                                                                                       ------------
FIXED LINE TELECOMMUNICATIONS - 0.3%
     14,330      8x8, Inc.(a)                                                               204,919
      6,259      Cincinnati Bell, Inc.(a)                                                   139,889
      7,242      Consolidated Communications Holdings, Inc.                                 194,448
     16,238      EarthLink Holdings Corp.                                                    91,582
      3,773      Fairpoint Communications, Inc.(a)                                           70,555
      4,977      General Communication, Inc., Class A(a)                                     96,803
      3,853      GTT Communications, Inc.(a)                                                110,774
      2,127      Hawaiian Telcom Holdco, Inc.(a)                                             52,707
      2,972      IDT Corp., Class B                                                          55,101
      4,097      Lumos Networks Corp.(a)                                                     63,995
      1,752      Straight Path Communications, Inc., Class B(a)(b)                           59,410
     30,027      Vonage Holdings Corp.(a)                                                   205,685
     15,457      Windstream Holdings, Inc.(b)                                               113,300
     14,904      Zayo Group Holdings, Inc.(a)                                               489,745
                                                                                       ------------
                                                                                          1,948,913
                                                                                       ------------
FOOD & DRUG RETAILERS - 0.7%
      5,952      Casey's General Stores, Inc.                                               707,574
      3,358      Chefs' Warehouse, Inc.(a)                                                   53,056
      7,129      Core-Mark Holding Co., Inc.                                                307,046
      6,690      Diplomat Pharmacy, Inc.(a)                                                  84,294
     10,229      GNC Holdings, Inc., Class A                                                112,928
      2,303      Ingles Markets, Inc., Class A                                              110,774
      1,354      Natural Health Trends Corp.(b)                                              33,647
      8,150      Performance Food Group Co.(a)                                              195,600
      3,455      PetMed Express, Inc.                                                        79,707
    160,858      Rite Aid Corp.(a)                                                        1,325,470
      4,080      Smart & Final Stores, Inc.(a)                                               57,528
      5,521      SpartanNash Co.                                                            218,300
     20,641      Sprouts Farmers Market, Inc.(a)                                            390,528
     41,309      Supervalu, Inc.(a)                                                         192,913
      7,684      United Natural Foods, Inc.(a)                                              366,681
      3,693      Vitamin Shoppe, Inc.(a)                                                     87,709
      2,324      Weis Markets, Inc.                                                         155,336
                                                                                       ------------
                                                                                          4,479,091
                                                                                       ------------
FOOD PRODUCERS - 2.2%
      2,846      AdvancePierre Foods Holdings, Inc.                                          84,754
        610      Alico, Inc.                                                                 16,562
      5,088      Amplify Snack Brands, Inc.(a)(b)                                            44,825
      3,787      Andersons, Inc.                                                            169,279
      9,901      B&G Foods, Inc.                                                            433,664
     15,208      Blue Buffalo Pet Products, Inc.(a)                                         365,600
     20,826      Bunge Ltd.                                                               1,504,470
      4,515      Cal-Maine Foods, Inc.(b)                                                   199,450
      2,423      Calavo Growers, Inc.                                                       148,772
     24,480      Darling Ingredients, Inc.(a)                                               316,037
     13,709      Dean Foods Co.                                                             298,582
      1,660      Farmer Bros Co.(a)                                                          60,922
     27,550      Flowers Foods, Inc.                                                        550,173
      4,797      Fresh Del Monte Produce, Inc.                                              290,842
      1,073      Griffin Industrial Realty, Inc.                                             34,046
     15,731      Hain Celestial Group, Inc.(a)                                              613,981
     10,471      Herbalife Ltd.(a)                                                          504,074

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                                                   SCHEDULE OF INVESTMENTS |  43

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
---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      4,100      HQ Sustainable Maritime Industries, Inc.(a)(b)                        $          -
     10,983      Ingredion, Inc.                                                          1,372,436
      2,190      J&J Snack Foods Corp.                                                      292,212
      1,422      John B Sanfilippo & Son, Inc.                                              100,095
     21,514      Lamb Weston Holdings, Inc.(a)                                              814,305
      2,973      Lancaster Colony Corp.                                                     420,352
      3,491      Lifevantage Corp.(a)                                                        28,452
      1,804      Lifeway Foods, Inc.(a)                                                      20,764
      2,404      Limoneira Co.                                                               51,710
      5,425      Lipocine, Inc.(a)(b)                                                        19,964
        644      Mannatech, Inc.                                                             13,073
      1,806      Medifast, Inc.                                                              75,184
      1,817      MGP Ingredients, Inc.                                                       90,814
      1,376      Nutraceutical International Corp.                                           48,091
      4,434      Nutrisystem, Inc.                                                          153,638
      3,642      Omega Protein Corp.(a)                                                      91,232
      2,839      Phibro Animal Health Corp., Class A                                         83,183
      9,086      Pilgrim's Pride Corp.                                                      172,543
     18,245      Pinnacle Foods, Inc.                                                       975,195
      9,938      Post Holdings, Inc.(a)                                                     798,916
         59      Reliv International, Inc.(a)                                                   274
      2,724      Rocky Mountain Chocolate Factory, Inc.                                      27,758
      2,996      Sanderson Farms, Inc.                                                      282,343
         38      Seaboard Corp.(a)                                                          150,176
      1,343      Seneca Foods Corp., Class A(a)                                              53,787
     12,556      Snyders-Lance, Inc.                                                        481,397
      2,699      Tootsie Roll Industries, Inc.                                              107,285
      8,684      TreeHouse Foods, Inc.(a)(b)                                                626,898
      6,989      U.S. Foods Holding Corp.(a)                                                192,058
      1,572      USANA Health Sciences, Inc.(a)                                              96,206
     27,108      WhiteWave Foods Co.(a)                                                   1,507,205
                                                                                       ------------
                                                                                         14,783,579
                                                                                       ------------
FORESTRY & PAPER - 0.2%
      2,534      Clearwater Paper Corp.(a)                                                  166,104
      1,574      Deltic Timber Corp.                                                        121,308
      9,442      Domtar Corp.                                                               368,521
     13,378      KapStone Paper and Packaging Corp.                                         294,985
      6,229      Mercer International, Inc.                                                  66,339
      2,503      Neenah Paper, Inc.                                                         213,256
      6,319      PH Glatfelter Co.                                                          150,961
     12,838      Resolute Forest Products(a)                                                 68,683
      1,388      Veritiv Corp.(a)                                                            74,605
                                                                                       ------------
                                                                                          1,524,762
                                                                                       ------------
GAS, WATER & MULTI-UTILITIES - 1.5%
      5,470      American States Water Co.                                                  249,213
     26,495      Aqua America, Inc.                                                         795,910
      1,250      Artesian Resources Corp., Class A                                           39,925
     15,420      Atmos Energy Corp.                                                       1,143,393
      9,641      Avista Corp.                                                               385,544
      4,834      Cadiz, Inc.(a)                                                              60,425
      7,033      California Water Service Group                                             238,419
      2,612      Chesapeake Utilities Corp.                                                 174,873
      1,727      Connecticut Water Service, Inc.                                             96,453
      1,820      Delta Natural Gas Co., Inc.                                                 53,381
      2,422      Gas Natural, Inc.                                                           30,396
      3,673      Genie Energy Ltd.(a)                                                        21,120
      2,592      Middlesex Water Co.                                                        111,300
     12,933      National Fuel Gas Co.                                                      732,525
     12,980      New Jersey Resources Corp.                                                 460,790
      4,404      Northwest Natural Gas Co.                                                  263,359
      7,794      ONE Gas, Inc.                                                              498,504
     11,944      PNM Resources, Inc.                                                        409,679
      1,849      RGC Resources, Inc.                                                         46,539
      2,322      SJW Corp.                                                                  129,986
     11,762      South Jersey Industries, Inc.                                              396,262

================================================================================

44  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      7,106      Southwest Gas Corp.                                                   $    544,462
      6,608      Spire, Inc.                                                                426,546
     26,357      UGI Corp.                                                                1,214,531
     12,630      Vectren Corp.                                                              658,654
      7,652      WGL Holdings, Inc.                                                         583,695
      2,157      York Water Co.                                                              82,397
                                                                                       ------------
                                                                                          9,848,281
                                                                                       ------------
GENERAL INDUSTRIALS - 1.5%
      8,768      Actuant Corp., Class A                                                     227,530
        632      AEP Industries, Inc.                                                        73,375
      9,486      Aptargroup, Inc.                                                           696,747
     14,201      Bemis Co., Inc.                                                            679,092
     18,869      Berry Plastics Group, Inc.(a)                                              919,486
      9,769      Carlisle Cos., Inc.                                                      1,077,423
     21,691      Crown Holdings, Inc.(a)                                                  1,140,296
      3,673      Global Brass & Copper Holdings, Inc.                                       125,984
     46,961      Graphic Packaging Holding Co.                                              586,073
      3,637      Greif, Inc., Class A                                                       186,615
      1,414      Greif, Inc., Class B                                                        95,516
     11,862      Harsco Corp.                                                               161,323
     13,665      ITT, Inc.                                                                  527,059
      4,881      Landec Corp.(a)                                                             67,358
      2,155      Multi-Color Corp.                                                          167,228
      3,762      Myers Industries, Inc.                                                      53,797
      5,878      Otter Tail Corp.                                                           239,822
     25,629      Owens-Illinois, Inc.(a)                                                    446,201
     14,165      Packaging Corp. of America                                               1,201,475
      5,522      Raven Industries, Inc.                                                     139,154
     15,645      Rexnord Corp.(a)                                                           306,486
      6,035      Silgan Holdings, Inc.                                                      308,871
     15,076      Sonoco Products Co.                                                        794,505
      6,652      TriMas Corp.(a)                                                            156,322
      1,471      UFP Technologies, Inc.(a)                                                   37,437
                                                                                       ------------
                                                                                         10,415,175
                                                                                       ------------
GENERAL RETAILERS - 4.0%
      5,670      1-800-Flowers.com, Inc., Class A(a)                                         60,669
      9,518      Aaron's, Inc.                                                              304,481
     10,514      Abercrombie & Fitch Co., Class A                                           126,168
        821      AMERCO, Inc.                                                               303,433
      1,386      America's Car-Mart, Inc.(a)                                                 60,637
     25,423      American Eagle Outfitters, Inc.                                            385,667
      2,731      American Public Education, Inc.(a)                                          67,046
     22,816      Antero Resources Corp.(a)                                                  539,598
     15,593      Apollo Education Group, Inc.(a)                                            154,371
      3,061      Asbury Automotive Group, Inc.(a)                                           188,864
     25,130      Ascena Retail Group, Inc.(a)                                               155,555
      2,014      Autobytel, Inc.(a)                                                          27,088
      6,163      Barnes & Noble Education, Inc.(a)                                           70,690
      8,898      Barnes & Noble, Inc.                                                        99,213
      9,402      Beacon Roofing Supply, Inc.(a)                                             433,150
      2,684      Big 5 Sporting Goods Corp.                                                  46,567
      6,639      Big Lots, Inc.                                                             333,344
      1,962      Blue Nile, Inc.                                                             79,716
      2,228      Bon-Ton Stores, Inc.(a)                                                      3,275
      2,185      Boot Barn Holdings, Inc.(a)                                                 27,356
      2,758      Bridgepoint Education, Inc.(a)                                              27,939
      6,601      Bright Horizons Family Solutions, Inc.(a)                                  462,202
      3,973      Buckle, Inc.                                                                90,584
      2,727      Build-A-Bear Workshop, Inc., Class A(a)                                     37,496
     10,899      Burlington Stores, Inc.(a)                                                 923,690
      7,999      Cabela's, Inc.(a)                                                          468,341
      6,284      Caleres, Inc.                                                              206,241
      4,720      Cambium Learning Group, Inc.(a)                                             23,553
      1,792      Capella Education Co.                                                      157,338

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                                                   SCHEDULE OF INVESTMENTS |  45

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
---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     10,687      Career Education Corp.(a)                                             $    107,832
      2,462      Carriage Services, Inc.                                                     70,512
      3,894      Cato Corp., Class A                                                        117,131
     22,672      CDK Global, Inc.                                                         1,353,292
      8,886      Chegg, Inc.(a)                                                              65,579
      2,353      Chemed Corp.                                                               377,445
     19,485      Chico's FAS, Inc.                                                          280,389
      2,665      Children's Place Retail Stores, Inc.                                       269,032
      6,159      Christopher & Banks Corp.(a)                                                14,412
      2,593      Citi Trends, Inc.                                                           48,852
     15,034      Clean Energy Fuels Corp.(a)                                                 42,997
      1,741      Collectors Universe, Inc.                                                   36,961
      3,781      Conn's, Inc.(a)                                                             47,830
      2,847      Container Store Group, Inc.(a)                                              18,078
     15,570      Copart, Inc.(a)                                                            862,734
     11,330      CST Brands, Inc.                                                           545,539
      2,770      Destination Maternity Corp.                                                 14,321
      8,559      Destination XL Group, Inc.(a)                                               36,376
     13,283      Dick's Sporting Goods, Inc.                                                705,327
      3,993      Dillard's, Inc., Class A                                                   250,321
     11,768      DSW, Inc., Class A                                                         266,545
     14,238      Etsy, Inc.(a)                                                              167,724
      7,906      EVINE Live, Inc.(a)                                                         11,859
     12,371      Express, Inc.(a)                                                           133,112
      6,356      Finish Line, Inc., Class A                                                 119,556
      8,397      Five Below, Inc.(a)                                                        335,544
      6,453      Francesca's Holdings Corp.(a)                                              116,348
      4,994      Fred's, Inc., Class A                                                       92,689
      3,190      FTD Cos., Inc.(a)                                                           76,050
      3,595      Gaia, Inc.(a)                                                               31,097
     14,951      GameStop Corp., Class A                                                    377,662
      3,006      Genesco, Inc.(a)                                                           186,673
      7,107      Grand Canyon Education, Inc.(a)                                            415,404
      3,063      Group 1 Automotive, Inc.                                                   238,730
     12,850      GrubHub, Inc.(a)                                                           483,417
      9,276      Guess?, Inc.                                                               112,240
      3,228      Haverty Furniture Cos., Inc.                                                76,504
      3,484      Hibbett Sports, Inc.(a)                                                    129,953
      9,955      Hillenbrand, Inc.                                                          381,774
     15,421      Houghton Mifflin Harcourt Co.(a)                                           167,318
      4,839      HSN, Inc.                                                                  165,978
     46,484      JC Penney Co., Inc.(a)                                                     386,282
      5,636      K12, Inc.(a)                                                                96,714
     20,813      KAR Auction Services, Inc.                                                 887,050
      2,707      Kirkland's, Inc.(a)                                                         41,986
      2,026      Lands' End, Inc.(a)(b)                                                      30,694
      4,477      Liquidity Services, Inc.(a)                                                 43,651
      3,487      Lithia Motors, Inc., Class A                                               337,646
      4,057      Lumber Liquidators Holdings, Inc.(a)                                        63,857
      4,129      MarineMax, Inc.(a)                                                          79,896
      4,866      Matthews International Corp., Class A                                      373,952
     15,846      Michaels Cos., Inc.(a)                                                     324,051
      4,709      Monro Muffler Brake, Inc.                                                  269,355
      5,579      Murphy USA, Inc.(a)                                                        342,941
     78,695      Office Depot, Inc.                                                         355,701
      7,432      Ollie's Bargain Outlet Holdings, Inc.(a)                                   211,440
      2,766      Overstock.com, Inc.(a)                                                      48,405
      3,899      Party City Holdco, Inc.(a)                                                  55,366
      1,516      PCM, Inc.(a)                                                                34,110
      5,762      Penske Automotive Group, Inc.                                              298,702
      1,362      Perfumania Holdings, Inc.(a)                                                 2,043
     12,905      Pier 1 Imports, Inc.                                                       110,209
      3,440      PriceSmart, Inc.                                                           287,240
      2,023      Providence Service Corp.(a)                                                 76,975
      5,145      RealNetworks, Inc.(a)                                                       25,005
      5,786      Regis Corp.(a)                                                              84,013
      7,864      Rent-A-Center, Inc., Class A                                                88,470

================================================================================

46  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      5,948      RH(a)                                                                 $    182,604
     14,452      Rollins, Inc.                                                              488,189
      5,240      Rush Enterprises, Inc., Class A(a)                                         167,156
     22,385      Sally Beauty Holdings, Inc.(a)                                             591,412
      7,621      Sears Holdings Corp.(a)(b)                                                  70,799
     28,408      Service Corp. International                                                806,787
     20,442      ServiceMaster Global Holdings, Inc.(a)                                     770,050
      2,381      Shoe Carnival, Inc.                                                         64,239
      5,172      Shutterfly, Inc.(a)                                                        259,531
      3,757      SiteOne Landscape Supply, Inc.(a)                                          130,481
      4,134      Sonic Automotive, Inc., Class A                                             94,669
      7,190      Sotheby's                                                                  286,593
      2,950      SP Plus Corp.(a)                                                            83,042
      4,298      Sportsman's Warehouse Holdings, Inc.(a)                                     40,358
      4,672      Stage Stores, Inc.                                                          20,417
      2,505      Stamps.com, Inc.(a)                                                        287,198
      4,383      Stein Mart, Inc.                                                            24,019
      1,653      Strayer Education, Inc.(a)                                                 133,281
      7,130      Tailored Brands, Inc.                                                      182,171
      5,605      Tile Shop Holdings, Inc.(a)                                                109,578
      2,671      Titan Machinery, Inc.(a)                                                    38,916
      8,752      TrueCar, Inc.(a)                                                           109,400
      3,225      Trupanion, Inc.(a)(b)                                                       50,052
      6,404      Tuesday Morning Corp.(a)                                                    34,582
     12,570      VCA, Inc.(a)                                                               862,930
      4,031      Weight Watchers International, Inc.(a)(b)                                   46,155
      3,086      West Marine, Inc.(a)                                                        32,310
     12,296      Williams-Sonoma, Inc.                                                      595,003
        437      Winmark Corp.                                                               55,128
      2,839      Zumiez, Inc.(a)                                                             62,032
                                                                                       ------------
                                                                                         26,850,245
                                                                                       ------------
HEALTH CARE EQUIPMENT & SERVICES - 4.5%
      2,226      AAC Holdings, Inc.(a)                                                       16,116
      3,511      Abaxis, Inc.                                                               185,275
      6,294      ABIOMED, Inc.(a)                                                           709,208
     11,606      Acadia Healthcare Co., Inc.(a)                                             384,159
     12,884      Accuray, Inc.(a)                                                            59,266
      7,324      AdCare Health Systems, Inc.(a)                                              10,693
      1,286      Addus HomeCare Corp.(a)                                                     45,074
      2,391      Adeptus Health, Inc., Class A(a)                                            18,267
      5,272      Air Methods Corp.(a)                                                       167,913
     13,093      Alere, Inc.(a)                                                             510,234
     11,385      Align Technology, Inc.(a)                                                1,094,440
      2,209      Alliance HealthCare Services, Inc.(a)                                       21,206
      1,371      Almost Family, Inc.(a)                                                      60,461
      1,899      Alphatec Holdings, Inc.(a)                                                   6,096
      4,240      Amedisys, Inc.(a)                                                          180,751
      1,873      Analogic Corp.                                                             155,365
      4,708      AngioDynamics, Inc.(a)                                                      79,424
      2,272      Anika Therapeutics, Inc.(a)                                                111,237
     26,095      Antares Pharma, Inc.(a)                                                     60,801
      5,376      AtriCure, Inc.(a)                                                          105,208
        224      Atrion Corp.                                                               113,613
      4,935      AxoGen, Inc.(a)                                                             44,415
      3,189      Bio-Rad Laboratories, Inc., Class A(a)                                     581,291
     11,125      Biolase, Inc.(a)                                                            15,575
     20,256      BioScrip, Inc.(a)                                                           21,066
      3,656      Biostage, Inc.(a)                                                            3,254
      4,630      BioTelemetry, Inc.(a)                                                      103,480
      4,719      Bovie Medical Corp.(a)                                                      16,941
     28,172      Brookdale Senior Living, Inc.(a)                                           349,896
     15,893      Bruker Corp.                                                               336,614
     10,823      CalAtlantic Group, Inc.                                                    368,090
      5,470      Cantel Medical Corp.                                                       430,762
      4,670      Capital Senior Living Corp.(a)                                              74,953
      5,198      Cardiovascular Systems, Inc.(a)                                            125,844
      2,868      Civitas Solutions, Inc.(a)                                                  57,073
      6,713      Cogentix Medical, Inc.(a)                                                   13,493
     17,321      Community Health Systems, Inc.(a)                                           96,824
      3,573      CONMED Corp.                                                               157,819

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                                                   SCHEDULE OF INVESTMENTS |  47

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     20,807      Corindus Vascular Robotics, Inc.(a)(b)                                $     14,532
      1,635      Corvel Corp.(a)                                                             59,841
      4,639      CryoLife, Inc.                                                              88,837
      2,275      Cutera, Inc.(a)                                                             39,471
      3,689      Cynosure, Inc., Class A(a)                                                 168,218
      4,303      CytoSorbents Corp.(a)                                                       23,451
      7,068      Derma Sciences, Inc.(a)                                                     36,754
     13,180      DexCom, Inc.(a)                                                            786,846
      3,562      Dextera Surgical, Inc.(a)                                                    3,420
     12,883      Endologix, Inc.(a)                                                          73,691
      6,892      Ensign Group, Inc.                                                         153,071
      1,877      Exactech, Inc.(a)                                                           51,242
     16,250      Five Star Quality Care, Inc.(a)                                             43,875
      4,592      Fluidigm Corp.(a)                                                           33,430
      1,417      FONAR Corp.(a)                                                              27,136
      5,313      Genesis Healthcare, Inc.(a)                                                 22,580
      7,790      GenMark Diagnostics, Inc.(a)                                                95,350
      1,961      Glaukos Corp.(a)                                                            67,262
     11,083      Globus Medical, Inc., Class A(a)                                           274,969
      7,760      Haemonetics Corp.(a)                                                       311,952
      6,988      Halyard Health, Inc.(a)                                                    258,416
     10,637      Healthcare Services Group, Inc.                                            416,651
     13,931      HealthSouth Corp.                                                          574,514
      3,976      HealthStream, Inc.(a)                                                       99,599
      5,011      Healthways, Inc.(a)                                                        114,000
      9,361      Hill-Rom Holdings, Inc.                                                    525,527
     13,041      HMS Holdings Corp.(a)                                                      236,825
        639      Hooper Holmes, Inc.(a)                                                         524
      2,348      ICU Medical, Inc.(a)                                                       345,978
     13,766      IDEXX Laboratories, Inc.(a)                                              1,614,339
      2,528      Inogen, Inc.(a)                                                            169,806
      8,659      Insulet Corp.(a)                                                           326,271
      4,784      Integra LifeSciences Holdings Corp.(a)                                     410,419
      4,481      Intersect ENT, Inc.(a)                                                      54,220
      4,891      Invacare Corp.                                                              63,828
     11,502      Juno Therapeutics, Inc.(a)                                                 216,813
      6,090      K2M Group Holdings, Inc.(a)                                                122,044
     12,162      Kindred Healthcare, Inc.                                                    95,472
      2,418      LHC Group, Inc.(a)                                                         110,503
      6,081      LifePoint Hospitals, Inc.(a)                                               345,401
      6,732      LivaNova PLC(a)                                                            302,738
      3,447      Magellan Health, Inc.(a)                                                   259,387
      6,952      Masimo Corp.(a)                                                            468,565
     13,919      MEDNAX, Inc.(a)                                                            927,841
      6,734      Meridian Bioscience, Inc.                                                  119,192
      7,010      Merit Medical Systems, Inc.(a)                                             185,765
      6,417      Molina Healthcare, Inc.(a)                                                 348,186
      4,291      Natera, Inc.(a)                                                             50,248
      1,472      National Healthcare Corp.                                                  111,563
      5,169      Natus Medical, Inc.(a)                                                     179,881
     26,298      Navidea Biopharmaceuticals, Inc.(a)                                         16,526
      5,645      Neogen Corp.(a)                                                            372,570
      9,277      NeoGenomics, Inc.(a)                                                        79,504
      3,648      Nevro Corp.(a)                                                             265,064
      7,914      NuVasive, Inc.(a)                                                          533,087
      9,415      NxStage Medical, Inc.(a)                                                   246,767
      5,518      Omnicell, Inc.(a)                                                          187,060
      9,831      OraSure Technologies, Inc.(a)                                               86,316
      2,789      Orthofix International NV(a)                                               100,906
      9,148      Owens & Minor, Inc.                                                        322,833
      7,939      PAREXEL International Corp.(a)                                             521,751
      4,182      Penumbra, Inc.(a)                                                          266,812
      4,613      PharMerica Corp.(a)                                                        116,017
      1,320      Psychemedics Corp.                                                          32,578
      4,380      Quidel Corp.(a)                                                             93,820
      4,330      Quorum Health Corp.(a)                                                      31,479
      5,911      RadNet, Inc.(a)                                                             38,126
     21,713      ResMed, Inc.                                                             1,347,292
      4,605      Retractable Technologies, Inc.(a)                                            4,283
      7,565      Rockwell Medical, Inc.(a)(b)                                                49,551
     10,112      RTI Surgical, Inc.(a)                                                       32,864

================================================================================

48  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      1,779      SeaSpine Holdings Corp.(a)                                            $     14,054
     16,098      Select Medical Holdings Corp.(a)                                           213,298
      3,374      Spark Therapeutics, Inc.(a)                                                168,363
      6,991      Spectranetics Corp.(a)                                                     171,279
      5,027      Staar Surgical Co.(a)                                                       54,543
     12,865      STERIS PLC                                                                 866,972
      3,215      Surgery Partners, Inc.(a)                                                   50,958
      4,259      Surgical Care Affiliates, Inc.(a)                                          197,064
      2,327      SurModics, Inc.(a)                                                          59,106
      4,053      T2 Biosystems, Inc.(a)                                                      21,319
      3,670      Tandem Diabetes Care, Inc.(a)                                                7,890
     11,401      Team Health Holdings, Inc.(a)                                              495,373
      6,811      Teleflex, Inc.                                                           1,097,593
     12,189      Tenet Healthcare Corp.(a)                                                  180,885
      3,526      Triple-S Management Corp., Class B(a)                                       72,988
      1,955      U.S. Physical Therapy, Inc.                                                137,241
      2,413      Unilife Corp.(a)(b)                                                          5,550
      8,418      Universal American Corp.(a)                                                 83,759
        662      Utah Medical Products, Inc.                                                 48,160
      2,784      Vascular Solutions, Inc.(a)                                                156,182
     13,221      VWR Corp.(a)                                                               330,922
      6,769      WellCare Health Plans, Inc.(a)                                             927,895
     11,109      West Pharmaceutical Services, Inc.                                         942,376
     15,623      Wright Medical Group NV(a)                                                 359,017
      2,989      Zafgen, Inc.(a)                                                              9,505
      5,536      Zeltiq Aesthetics, Inc.(a)                                                 240,927
                                                                                       ------------
                                                                                         29,981,066
                                                                                       ------------
HOUSEHOLD GOODS & HOME CONSTRUCTION - 1.5%
     16,442      ACCO Brands Corp.(a)                                                       214,568
      1,739      Bassett Furniture Industries, Inc.                                          52,866
      5,712      Beazer Homes USA, Inc.(a)                                                   75,970
      6,373      Briggs & Stratton Corp.                                                    141,863
      1,393      Cavco Industries, Inc.(a)                                                  139,091
      6,265      Central Garden and Pet Co., Class A(a)                                     193,589
      1,034      Compx International, Inc.                                                   16,647
      1,729      Comstock Holdings Cos., Inc.(a)                                              3,112
      2,900      Dixie Group, Inc.(a)                                                        10,440
      8,921      Edgewell Personal Care Co.(a)                                              651,144
      9,658      Energizer Holdings, Inc.                                                   430,843
      3,943      Ethan Allen Interiors, Inc.                                                145,300
      1,215      Flexsteel Industries, Inc.                                                  74,929
      2,823      Forward Industries, Inc.(a)                                                  3,472
      8,959      Herman Miller, Inc.                                                        306,398
      6,656      HNI Corp.                                                                  372,204
      1,876      Hooker Furniture Corp.                                                      71,194
     21,351      Hovnanian Enterprises, Inc., Class A(a)                                     58,288
      9,610      Interface, Inc.                                                            178,266
      4,266      iRobot Corp.(a)                                                            249,348
     12,278      KB Home                                                                    194,115
      7,374      Knoll, Inc.                                                                205,956
      7,437      La-Z-Boy, Inc.                                                             230,919
      2,808      LGI Homes, Inc.(a)                                                          80,674
      3,627      Libbey, Inc.                                                                70,581
      2,050      Lifetime Brands, Inc.                                                       36,388
      4,013      M/I Homes, Inc.(a)                                                         101,047
     19,950      Manitowoc Foodservice, Inc.(a)                                             385,633
      5,937      MDC Holdings, Inc.                                                         152,343
      5,844      Meritage Homes Corp.(a)                                                    203,371
        790      National Presto Industries, Inc.                                            84,056
        537      NVR, Inc.(a)                                                               896,253
      1,129      Oil-Dri Corp. of America                                                    43,139
      6,850      Scotts Miracle-Gro Co., Class A                                            654,517
      7,058      Select Comfort Corp.(a)                                                    159,652
      3,650      Spectrum Brands Holdings, Inc.                                             446,504

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                                                   SCHEDULE OF INVESTMENTS |  49

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     12,921      Steelcase, Inc., Class A                                              $    231,286
      5,375      Taylor Morrison Home Corp., Class A(a)                                     103,523
      7,764      Tempur Sealy International, Inc.(a)                                        530,126
     22,796      Toll Brothers, Inc.(a)                                                     706,676
     22,019      TRI Pointe Group, Inc.(a)                                                  252,778
      7,504      Tupperware Brands Corp.                                                    394,860
      5,315      Virco Manufacturing Corp.(a)                                                22,855
      4,521      Wayfair, Inc., Class A(a)(b)                                               158,461
      3,484      WCI Communities, Inc.(a)                                                    81,700
      2,138      WD-40 Co.                                                                  249,932
      4,111      William Lyon Homes, Class A(a)                                              78,232
                                                                                       ------------
                                                                                         10,145,109
                                                                                       ------------
INDUSTRIAL ENGINEERING - 3.1%
     10,320      AGCO Corp.                                                                 597,115
      1,607      Alamo Group, Inc.                                                          122,293
      4,299      Albany International Corp., Class A                                        199,044
      4,066      Altra Industrial Motion Corp.                                              150,035
      1,354      American Railcar Industries, Inc.                                           61,323
      2,944      Astec Industries, Inc.                                                     198,602
      8,137      Babcock & Wilcox Enterprises, Inc.(a)                                      134,993
      4,880      Broadwind Energy, Inc.(a)                                                   19,740
      4,277      Ceco Environmental Corp.                                                    59,664
        494      Chicago Rivet & Machine Co.                                                 20,550
      2,547      CIRCOR International, Inc.                                                 165,249
      7,187      CLARCOR, Inc.                                                              592,712
     14,850      Colfax Corp.(a)                                                            533,560
      2,933      Columbus McKinnon Corp.                                                     79,308
      5,294      Commercial Vehicle Group, Inc.(a)                                           29,276
      7,597      Crane Co.                                                                  547,896
      2,800      DMC Global, Inc.                                                            44,380
     20,116      Donaldson Co., Inc.                                                        846,481
      3,445      Douglas Dynamics, Inc.                                                     115,924
      5,232      Energy Recovery, Inc.(a)                                                    54,151
      3,157      EnPro Industries, Inc.                                                     212,655
      9,098      Federal Signal Corp.                                                       142,020
      5,838      Franklin Electric Co., Inc.                                                227,098
      2,656      FreightCar America, Inc.                                                    39,654
      6,015      GATX Corp.                                                                 370,404
      2,838      Gorman-Rupp Co.                                                             87,836
      8,754      Graco, Inc.                                                                727,370
      1,902      Graham Corp.                                                                42,129
      4,279      Greenbrier Cos., Inc.                                                      177,792
      4,783      H&E Equipment Services, Inc.                                               111,205
      3,297      Horizon Global Corp.(a)                                                     79,128
      1,373      Hurco Cos., Inc.                                                            45,446
      1,727      Hyster-Yale Materials Handling, Inc.                                       110,131
     11,736      IDEX Corp.                                                               1,056,944
      4,537      John Bean Technologies Corp.                                               389,955
     14,760      Joy Global, Inc.                                                           413,280
      1,829      Kadant, Inc.                                                               111,935
     11,991      Kennametal, Inc.                                                           374,839
        998      Key Technology, Inc.(a)                                                     11,637
      5,240      Kimball International, Inc., Class B                                        92,014
      9,366      Lincoln Electric Holdings, Inc.                                            718,091
      1,858      Lindsay Corp.                                                              138,625
      2,799      Lydall, Inc.(a)                                                            173,118
      2,717      Manitex International, Inc.(a)(b)                                           18,639
     23,435      Manitowoc Co., Inc.(a)                                                     140,141
      3,097      Materion Corp.                                                             122,641
     12,809      Meritor, Inc.(a)                                                           159,088
      1,937      MFRI, Inc.(a)                                                               15,690
      8,715      Middleby Corp.(a)                                                        1,122,579
      2,019      Miller Industries, Inc.                                                     53,403
      4,681      MSA Safety, Inc.                                                           324,534
      9,270      Mueller Industries, Inc.                                                   370,429
        799      NACCO Industries, Inc., Class A                                             72,349

================================================================================

50  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      9,906      Navistar International Corp.(a)                                       $    310,751
      4,181      NN, Inc.                                                                    79,648
      8,037      Nordson Corp.                                                              900,546
     11,420      Oshkosh Corp.                                                              737,846
      3,681      Paylocity Holding Corp.(a)                                                 110,467
      3,660      Proto Labs, Inc.(a)                                                        187,941
      5,545      Spartan Motors, Inc.                                                        51,291
      6,490      SPX Corp.(a)                                                               153,943
      6,381      SPX FLOW, Inc.(a)                                                          204,575
      2,053      Standex International Corp.                                                180,356
      3,942      Sun Hydraulics Corp.                                                       157,562
      2,625      Tennant Co.                                                                186,900
     16,239      Terex Corp.                                                                512,016
     10,204      Timken Co.                                                                 405,099
      5,808      TimkenSteel Corp.(a)                                                        89,908
     16,959      Toro Co.                                                                   948,856
     23,379      Trinity Industries, Inc.                                                   649,001
      1,831      Twin Disc, Inc.                                                             26,733
     10,252      Wabash National Corp.(a)                                                   162,187
     13,427      Wabtec Corp.                                                             1,114,710
      8,136      Woodward, Inc.                                                             561,791
                                                                                       ------------
                                                                                         20,557,222
                                                                                       ------------
INDUSTRIAL METALS & MINING - 1.0%
     48,143      AK Steel Holding Corp.(a)                                                  491,540
     22,764      Alcoa Corp.                                                                639,213
     16,681      Allegheny Technologies, Inc.                                               265,728
      1,955      Ampco-Pittsburgh Corp.                                                      32,746
      7,069      Carpenter Technology Corp.                                                 255,686
      7,937      Century Aluminum Co.(a)                                                     67,941
     31,471      Cliffs Natural Resources, Inc.(a)                                          264,671
     17,547      Commercial Metals Co.                                                      382,174
      2,787      Friedman Industries, Inc.                                                   18,561
        780      Handy & Harman Ltd.(a)                                                      19,929
      2,039      Haynes International, Inc.                                                  87,656
      3,159      Kaiser Aluminum Corp.                                                      245,423
     31,501      McEwen Mining, Inc.                                                         91,668
      1,597      Olympic Steel, Inc.                                                         38,695
     11,267      Reliance Steel & Aluminum Co.                                              896,177
      2,400      Ryerson Holding Corp.(a)                                                    32,040
     37,295      Steel Dynamics, Inc.                                                     1,326,956
      2,147      Synalloy Corp.                                                              23,510
     26,373      United States Steel Corp.                                                  870,573
      1,302      Universal Stainless & Alloy Products, Inc.(a)                               17,590
     19,733      Uranium Energy Corp.(a)                                                     22,101
      6,911      Worthington Industries, Inc.                                               327,858
                                                                                       ------------
                                                                                          6,418,436
                                                                                       ------------
INDUSTRIAL TRANSPORTATION - 1.3%
     14,722      Air Lease Corp.                                                            505,406
      7,220      Air Transport Services Group, Inc.(a)                                      115,231
      8,419      Aircastle Ltd.                                                             175,536
      3,519      ArcBest Corp.                                                               97,300
      6,365      Ardmore Shipping Corp.                                                      47,101
      3,769      Atlas Air Worldwide Holdings, Inc.(a)                                      196,553
      2,930      CAI International, Inc.(a)                                                  25,403
      4,175      Celadon Group, Inc.                                                         29,851
      2,275      Covenant Transportation Group, Inc., Class A(a)                             43,999
      4,536      Echo Global Logistics, Inc.(a)                                             113,627
      4,502      Forward Air Corp.                                                          213,305
      1,209      FRP Holdings, Inc.(a)                                                       45,579
        177      Genco Shipping & Trading, Ltd.(a)                                            1,306
     12,477      Gener8 Maritime, Inc.(a)                                                    55,897
      8,719      Genesee & Wyoming, Inc., Class A(a)                                        605,186
      6,722      Heartland Express, Inc.                                                    136,860
      5,287      Hub Group, Inc., Class A(a)                                                231,306
      1,937      International Seaways, Inc.(a)                                              27,196
      8,071      Kirby Corp.(a)(b)                                                          536,722
      9,738      Knight Transportation, Inc.                                                321,841

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                                                   SCHEDULE OF INVESTMENTS |  51

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      6,328      Landstar System, Inc.                                                 $    539,778
     11,459      Macquarie Infrastructure Corp.                                             936,200
      3,567      Marten Transport Ltd.                                                       83,111
      6,329      Matson, Inc.                                                               223,983
     10,535      Old Dominion Freight Line, Inc.(a)                                         903,798
      5,813      Overseas Shipholding Group, Inc., Class A                                   22,264
        659      PAM Transportation Services, Inc.(a)                                        17,121
        627      Patriot Transportation Holding, Inc.(a)                                     14,609
      8,457      PHH Corp.(a)                                                               128,208
      5,032      Rand Logistics, Inc.(a)                                                      4,176
      4,706      Roadrunner Transportation Systems, Inc.(a)                                  48,895
      4,133      Saia, Inc.(a)                                                              182,472
     12,764      Swift Transportation Co.(a)                                                310,931
      6,907      Teekay Corp.                                                                55,463
      3,736      Textainer Group Holdings Ltd.                                               27,833
      4,790      Triton International, Ltd.                                                  75,682
      1,233      Universal Logistics Holdings, Inc.                                          20,160
      1,622      USA Truck, Inc.(a)                                                          14,128
      6,158      Werner Enterprises, Inc.                                                   165,958
      8,960      Wesco Aircraft Holdings, Inc.(a)                                           133,952
      1,351      Willis Lease Finance Corp.(a)                                               34,559
     10,630      World Fuel Services Corp.                                                  488,023
     12,259      XPO Logistics, Inc.(a)                                                     529,098
      4,920      YRC Worldwide, Inc.(a)                                                      65,338
                                                                                       ------------
                                                                                          8,550,945
                                                                                       ------------
LEISURE GOODS - 0.8%
      2,143      Arctic Cat, Inc.                                                            32,188
      4,738      Black Diamond, Inc.(a)                                                      25,348
     13,523      Brunswick Corp.                                                            737,544
     14,931      Callaway Golf Co.                                                          163,644
      6,100      Eastman Kodak Co.(a)                                                        94,550
      2,070      Escalade, Inc.                                                              27,324
     20,556      Fitbit, Inc., Series A(a)                                                  150,470
      5,319      Fox Factory Holding Corp.(a)                                               147,602
     17,785      Glu Mobile, Inc.(a)                                                         34,503
     15,121      GoPro, Inc., Class A(a)(b)                                                 131,704
      3,780      LCI Industries                                                             407,295
      3,744      Malibu Boats, Inc.(a)                                                       71,436
      1,493      Marine Products Corp.                                                       20,708
      4,821      Nautilus, Inc.(a)                                                           89,189
      9,046      Polaris Industries, Inc.                                                   745,300
      6,438      Pool Corp.                                                                 671,741
     13,053      Take-Two Interactive Software, Inc.(a)                                     643,382
      7,223      Thor Industries, Inc.                                                      722,661
      2,235      Universal Electronics, Inc.(a)                                             144,269
      9,083      Vista Outdoor, Inc.(a)                                                     335,163
      4,162      Winnebago Industries, Inc.                                                 131,727
      4,053      Zedge, Inc., Class B(a)                                                     12,686
                                                                                       ------------
                                                                                          5,540,434
                                                                                       ------------
LIFE INSURANCE - 0.3%
     11,676      American Equity Investment Life Holding Co.                                263,177
      3,104      AMERISAFE, Inc.                                                            193,534
      2,927      Atlantic American Corp.                                                     12,001
      8,213      Citizens, Inc.(a)(b)                                                        80,652
     26,587      CNO Financial Group, Inc.                                                  509,141
      2,920      eHealth, Inc.(a)                                                            31,098
      4,842      Employers Holdings, Inc.                                                   191,743
      1,432      FBL Financial Group, Inc., Class A                                         111,911
     72,971      Genworth Financial, Inc., Class A(a)                                       278,020
      1,686      Independence Holding Co.                                                    32,961
        376      National Western Life Group, Inc., Class A                                 116,861
      6,834      Primerica, Inc.                                                            472,571
                                                                                       ------------
                                                                                          2,293,670
                                                                                       ------------

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52  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
MEDIA - 3.6%
     11,802      Acxiom Corp.(a)                                                       $    316,294
      3,599      AH Belo Corp., Class A                                                      22,854
      9,248      AMC Networks, Inc., Class A(a)                                             484,040
      2,129      Ascent Capital Group, Inc., Class A(a)                                      34,618
      5,767      Avid Technology, Inc.(a)                                                    25,375
      7,128      Bankrate, Inc.(a)                                                           78,764
        784      Beasley Broadcasting Group, Inc., Class A                                    4,861
        747      Cable One, Inc.                                                            464,432
      5,624      Clear Channel Outdoor Holdings, Inc., Class A                               28,401
      7,063      ComScore, Inc.(a)                                                          223,050
      1,461      CSS Industries, Inc.                                                        39,549
         50      CTN Media Group, Inc.(a)                                                         -
      3,185      Cumulus Media, Inc., Class A(a)                                              3,249
     34,559      DISH Network Corp., Class A(a)                                           2,002,003
      8,934      Dolby Laboratories, Inc., Class A                                          403,727
      2,653      Emmis Communications Corp., Class A(a)                                       8,702
      4,346      Entercom Communications Corp., Class A                                      66,494
     10,513      Entravision Communications Corp., Class A                                   73,591
      8,572      EW Scripps Co., Class A(a)                                                 165,697
      6,123      FactSet Research Systems, Inc.                                           1,000,682
      3,415      Formula One Group, Class A(a)                                              107,060
      6,777      Formula One Group, Class C(a)                                              212,323
     17,822      Gannett Co., Inc.                                                          173,052
      7,875      Global Eagle Entertainment, Inc.(a)                                         50,873
        660      Graham Holdings Co., Class B                                               337,887
     10,007      Gray Television, Inc.(a)                                                   108,576
     60,701      Groupon, Inc.(a)                                                           201,527
      6,749      Harte-Hanks, Inc.                                                           10,191
      6,748      John Wiley & Sons, Inc., Class A                                           367,766
     12,563      Lamar Advertising Co., Class A                                             844,736
      8,464      Lee Enterprises, Inc.(a)                                                    24,546
      4,076      Liberty Broadband Corp., Class A(a)                                        295,347
     10,186      Liberty Broadband Corp., Class C(a)                                        754,477
     39,624      Liberty Global PLC, Class A(a)                                           1,212,098
     96,606      Liberty Global PLC, Class C(a)                                           2,869,198
      7,846      Liberty Global PLC LiLAC, Class A(a)                                       172,298
     18,370      Liberty Global PLC LiLAC, Class C(a)                                       388,893
     66,900      Liberty Interactive Corp QVC Group, Series A(a)                          1,336,662
     13,849      Liberty SiriusXM Group, Class A(a)                                         478,067
     25,336      Liberty SiriusXM Group, Class C(a)                                         859,397
     12,466      Lions Gate Entertainment Corp., Class A                                    335,335
     16,634      Lions Gate Entertainment Corp., Class B(a)                                 408,198
     20,179      Live Nation Entertainment, Inc.(a)                                         536,761
      5,246      Marchex, Inc., Class B(a)                                                   13,902
      1,090      The McClatchy Co., Class A(a)                                               14,366
     15,632      Media General, Inc.(a)                                                     294,351
      5,493      Meredith Corp.                                                             324,911
      2,851      Morningstar, Inc.                                                          209,720
      9,903      MSG Networks, Inc., Class A(a)                                             212,915
      9,730      National CineMedia, Inc.                                                   143,323
      9,733      New Media Investment Group, Inc.                                           155,631
     18,334      New York Times Co., Class A                                                243,842

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

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
---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      4,695      Nexstar Broadcasting Group, Inc., Class A                             $    297,193
     21,224      Outfront Media, Inc.                                                       527,841
     34,802      Pandora Media, Inc.(a)                                                     453,818
      7,427      QuinStreet, Inc.(a)                                                         27,926
     10,529      Quotient Technology, Inc.(a)                                               113,187
      4,264      Remark Media, Inc.(a)(b)                                                    16,715
      6,625      RetailMeNot, Inc.(a)                                                        61,613
      6,574      Rubicon Project, Inc.(a)                                                    48,779
      1,046      Saga Communications, Inc., Class A                                          52,614
      4,495      Scholastic Corp.                                                           213,468
      9,315      Sinclair Broadcast Group, Inc., Class A                                    310,655
    265,230      Sirius XM Holdings, Inc.                                                 1,180,273
      1,474      Spanish Broadcasting System, Inc., Class A(a)                                4,496
      3,165      SPAR Group, Inc.(a)                                                          3,165
      2,802      TechTarget, Inc.(a)                                                         23,901
     16,585      TheStreet, Inc.                                                             14,097
     15,065      Time, Inc.                                                                 268,910
     11,076      Tribune Media Co., Class A                                                 387,438
      3,616      TRONC, Inc.                                                                 50,154
        906      Value Line, Inc.                                                            17,667
      5,699      WebMD Health Corp.(a)                                                      282,499
      4,167      XO Group, Inc.(a)                                                           81,048
      8,984      Yelp, Inc.(a)                                                              342,560
                                                                                       ------------
                                                                                         23,924,629
                                                                                       ------------
MINING - 0.6%
      3,734      Arch Coal, Inc.(a)                                                         291,439
      9,192      Cloud Peak Energy, Inc.(a)                                                  51,567
     26,194      Coeur Mining, Inc.(a)                                                      238,104
      5,446      Compass Minerals International, Inc.                                       426,694
     27,128      CONSOL Energy, Inc.                                                        494,543
     23,727      Fairmount Santrol Holdings, Inc.(a)                                        279,741
     21,436      General Moly, Inc.(a)                                                        5,361
      8,706      Gold Resource Corp.                                                         37,871
      9,302      Golden Minerals Co.(a)(b)                                                    5,396
     61,702      Hecla Mining Co.                                                           323,319
      5,475      Pershing Gold Corp.(a)(b)                                                   17,903
      9,867      Royal Gold, Inc.                                                           625,074
     15,315      Solitario Exploration & Royalty Corp.(a)                                     9,747
     18,398      Stillwater Mining Co.(a)                                                   296,392
      9,743      SunCoke Energy, Inc.                                                       110,486
     10,946      U.S. Silica Holdings, Inc.                                                 620,419
      3,275      Westmoreland Coal Co.(a)                                                    57,869
                                                                                       ------------
                                                                                          3,891,925
                                                                                       ------------
MOBILE TELECOMMUNICATIONS - 1.0%
      1,577      ATN International, Inc.                                                    126,365
     50,267      Globalstar, Inc.(a)                                                         79,422
     12,372      Iridium Communications, Inc.(a)                                            118,771
     14,857      NII Holdings, Inc.(a)                                                       31,943
     10,768      ORBCOMM, Inc.(a)                                                            89,051
      1,832      pdvWireless, Inc.(a)(b)                                                     41,312
     19,097      SBA Communications Corp., Class A(a)                                     1,971,956
      6,758      Shenandoah Telecommunications Co.                                          184,493
      3,740      Spok Holdings, Inc.                                                         77,605
     95,860      Sprint Corp.(a)                                                            807,141
     43,914      T-Mobile U.S., Inc.(a)                                                   2,525,494
     13,666      Telephone & Data Systems, Inc.                                             394,538
      1,710      United States Cellular Corp.(a)                                             74,761
                                                                                       ------------
                                                                                          6,522,852
                                                                                       ------------
NONLIFE INSURANCE - 3.6%
      2,323      Alleghany Corp.(a)                                                       1,412,663
     13,364      Allied World Assurance Co. Holdings AG                                     717,780
      6,380      Ambac Financial Group, Inc.(a)                                             143,550
     10,964      American Financial Group, Inc.                                             966,148
      1,133      American National Insurance Co.                                            141,183
     16,477      AmTrust Financial Services, Inc.                                           451,140

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54  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     18,582      Arch Capital Group Ltd.(a)                                            $  1,603,441
      4,567      Argo Group International Holdings Ltd.                                     300,965
      8,994      Aspen Insurance Holdings Ltd.                                              494,670
     19,311      Assured Guaranty Ltd.                                                      729,376
     13,198      Axis Capital Holdings Ltd.                                                 861,433
      2,261      Baldwin & Lyons, Inc., Class B                                              56,977
     17,387      Brown & Brown, Inc.                                                        779,981
      4,047      CNA Financial Corp.                                                        167,951
      2,337      Donegal Group, Inc., Class A                                                40,851
      1,652      EMC Insurance Group, Inc.                                                   49,577
      9,685      Endurance Specialty Holdings Ltd.                                          894,894
      1,653      Enstar Group Ltd.(a)                                                       326,798
      2,694      Erie Indemnity Co., Class A                                                302,940
      6,141      Everest Re Group Ltd.                                                    1,328,912
      2,537      Federated National Holding Co.                                              47,417
      8,599      First Acceptance Corp.(a)                                                    8,943
     16,805      First American Financial Corp.                                             615,567
      1,701      Global Indemnity, Ltd.(a)                                                   64,995
      5,039      Greenlight Capital Re Ltd., Class A(a)                                     114,889
      6,362      Hanover Insurance Group, Inc.                                              579,006
      1,768      HCI Group, Inc.                                                             69,801
      4,282      Heritage Insurance Holdings, Inc.                                           67,099
     12,181      Hilltop Holdings, Inc.                                                     362,994
      6,108      Horace Mann Educators Corp.                                                261,422
      1,707      Infinity Property & Casualty Corp.                                         150,045
      3,102      James River Group Holdings Ltd.                                            128,888
      7,415      Kemper Corp.                                                               328,485
     11,098      Maiden Holdings Ltd.                                                       193,660
      2,139      Markel Corp.(a)                                                          1,934,725
     19,667      MBIA, Inc.(a)                                                              210,437
      3,553      Mercury General Corp.                                                      213,926
      9,620      National General Holdings Corp.                                            240,404
      1,797      Navigators Group, Inc.                                                     211,597
     36,839      Old Republic International Corp.                                           699,941
      3,598      OneBeacon Insurance Group Ltd., Class A                                     57,748
      1,044      Prism Technologies Group, Inc.(a)                                              313
      7,994      ProAssurance Corp.                                                         449,263
      9,662      Reinsurance Group of America, Inc.                                       1,215,769
      6,043      RenaissanceRe Holdings Ltd.                                                823,177
      5,685      RLI Corp.                                                                  358,894
      2,336      Safety Insurance Group, Inc.                                               172,163
      8,303      Selective Insurance Group, Inc.                                            357,444
      2,450      State Auto Financial Corp.                                                  65,685
      5,202      State National Cos., Inc.                                                   72,100
      9,561      Third Point Reinsurance Ltd.(a)                                            110,430
      3,306      United Fire Group, Inc.                                                    162,556
      3,080      United Insurance Holdings Corp.                                             46,631
      4,997      Universal Insurance Holdings, Inc.                                         141,915
     11,933      Validus Holdings Ltd.                                                      656,434
     14,911      W.R. Berkley Corp.                                                         991,731
        711      White Mountains Insurance Group Ltd.                                       594,432
                                                                                       ------------
                                                                                         24,552,156
                                                                                       ------------
OIL & GAS PRODUCERS - 2.8%
     26,599      Abraxas Petroleum Corp.(a)                                                  68,359
        460      Adams Resources & Energy, Inc.                                              18,239

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                                                   SCHEDULE OF INVESTMENTS |  55

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
---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      4,552      Alon USA Energy, Inc.                                                 $     51,802
      5,719      Approach Resources, Inc.(a)                                                 19,159
      4,904      Barnwell Industries, Inc.(a)                                                 8,043
     10,675      Bill Barrett Corp.(a)                                                       74,618
      6,854      Bonanza Creek Energy, Inc.(a)(b)                                             6,991
      6,902      California Resources Corp.(a)                                              146,944
     24,961      Callon Petroleum Co.(a)                                                    383,651
      9,874      Carrizo Oil & Gas, Inc.(a)                                                 368,794
      5,948      Centennial Resource Development, Inc., Class A(a)                          117,295
     36,196      Cheniere Energy, Inc.(a)                                                 1,499,600
      1,182      Clayton Williams Energy, Inc.(a)                                           140,965
     50,294      Cobalt International Energy, Inc.(a)                                        61,359
      2,950      Comstock Resources, Inc.(a)(b)                                              29,057
      4,568      Contango Oil & Gas Co.(a)                                                   42,665
     13,189      Continental Resources, Inc.(a)                                             679,761
      2,373      CVR Energy, Inc.                                                            60,250
      5,308      Dawson Geophysical Co.(a)                                                   42,676
      8,207      Delek U.S. Holdings, Inc.                                                  197,542
     62,278      Denbury Resources, Inc.(a)                                                 229,183
     12,039      Diamondback Energy, Inc.(a)                                              1,216,661
     13,713      Eclipse Resources Corp.(a)                                                  36,614
     14,820      Energen Corp.(a)                                                           854,669
      8,656      EP Energy Corp., Class A(a)                                                 56,697
      2,473      Era Group, Inc.(a)                                                          41,967
      8,686      Evolution Petroleum Corp.                                                   86,860
     28,887      EXCO Resources, Inc.(a)                                                     25,239
     27,518      Gastar Exploration, Inc.(a)                                                 42,653
     19,474      Gulfport Energy Corp.(a)                                                   421,417
      5,191      Halcon Resources Corp.(a)                                                   48,484
      2,345      Harvest Natural Resources, Inc.(a)                                          14,492
     26,750      HollyFrontier Corp.                                                        876,330
      5,104      Houston American Energy Corp.(a)                                               909
        299      Isramco, Inc.(a)                                                            37,166
     26,027      Kosmos Energy Ltd.(a)                                                      182,449
     21,343      Laredo Petroleum, Inc.(a)                                                  301,790
      3,259      Magellan Petroleum Corp.(a)                                                 36,664
     14,824      Matador Resources Co.(a)                                                   381,866
     42,757      Nabors Industries Ltd.                                                     701,215
      8,538      Northern Oil and Gas, Inc.(a)                                               23,479
     36,278      Oasis Petroleum, Inc.(a)                                                   549,249
      6,461      Pacific Ethanol, Inc.(a)                                                    61,379
      3,182      Panhandle Oil and Gas, Inc., Class A                                        74,936
     23,857      Parsley Energy, Inc., Class A(a)                                           840,721
     14,864      PBF Energy, Inc., Class A                                                  414,408
      8,598      PDC Energy, Inc.(a)                                                        624,043
      2,933      PetroQuest Energy, Inc.(a)                                                   9,708
     10,165      Pioneer Energy Services Corp.(a)                                            69,630
     36,814      QEP Resources, Inc.                                                        677,746
      2,135      Resolute Energy Corp.(a)                                                    87,941
     39,593      Rex Energy Corp.(a)                                                         18,656
     18,655      Rice Energy, Inc.(a)                                                       398,284
      8,085      Ring Energy, Inc.(a)                                                       105,024
     14,013      RSP Permian, Inc.(a)                                                       625,260
      8,884      Sanchez Energy Corp.(a)                                                     80,223
      7,987      SemGroup Corp., Class A                                                    333,457
     14,914      SM Energy Co.                                                              514,235
      2,214      Syntroleum Corp.(a)                                                              -
     27,622      Targa Resources Corp.                                                    1,548,766
     15,877      Torchlight Energy Resources, Inc.(a)(b)                                     18,735
      4,189      Trecora Resources(a)                                                        58,018
     11,728      Triangle Petroleum Corp.(a)(b)                                               2,768
     10,701      VAALCO Energy, Inc.(a)                                                      11,129
      5,629      W&T Offshore, Inc.(a)                                                       15,592
     12,046      Western Refining, Inc.                                                     455,941
     42,577      Whiting Petroleum Corp.(a)                                                 511,776

================================================================================

56  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     52,600      WPX Energy, Inc.(a)                                                   $    766,382
     14,230      Zion Oil & Gas, Inc.(a)                                                     19,495
                                                                                       ------------
                                                                                         18,528,076
                                                                                       ------------
OIL EQUIPMENT, SERVICES & DISTRIBUTION - 1.4%
     10,345      Archrock, Inc.                                                             136,554
      8,759      Atwood Oceanics, Inc.                                                      115,006
      5,197      Bristow Group, Inc.                                                        106,435
      2,969      CARBO Ceramics, Inc.(a)                                                     31,056
      4,840      Chart Industries, Inc.(a)                                                  174,337
      6,667      Core Laboratories NV                                                       800,307
      9,726      Diamond Offshore Drilling, Inc.                                            172,150
      5,798      Dril-Quip, Inc.(a)                                                         348,170
     44,868      Ensco PLC, Class A                                                         436,117
      5,172      Exterran Corp.(a)                                                          123,611
      8,081      Flotek Industries, Inc.(a)                                                  75,881
     11,673      Forum Energy Technologies, Inc.(a)                                         256,806
      9,047      Frank's International NV(b)                                                111,369
      2,032      Geospace Technologies Corp.(a)                                              41,372
      2,513      Gulf Island Fabrication, Inc.                                               29,905
      4,514      Gulfmark Offshore, Inc., Class A(a)                                          7,899
     16,747      Helix Energy Solutions Group, Inc.(a)                                      147,709
      5,026      Hornbeck Offshore Services, Inc.(a)                                         36,288
      1,418      ION Geophysical Corp.(a)                                                     8,508
      4,118      Matrix Service Co.(a)                                                       93,479
     35,472      McDermott International, Inc.(a)                                           262,138
      4,047      Mitcham Industries, Inc.(a)                                                 16,795
     14,516      MRC Global, Inc.(a)                                                        294,094
      2,129      Natural Gas Services Group, Inc.(a)                                         68,447
     13,319      Newpark Resources, Inc.(a)                                                  99,892
     36,851      Noble Corp. PLC                                                            218,158
     16,086      NOW, Inc.(a)                                                               329,280
     14,799      Oceaneering International, Inc.                                            417,480
     30,032      OGE Energy Corp.                                                         1,004,570
      8,015      Oil States International, Inc.(a)                                          312,585
      7,652      Par Pacific Holdings, Inc.(a)                                              111,260
     19,733      Parker Drilling Co.(a)                                                      51,306
     22,573      Patterson-UTI Energy, Inc.                                                 607,665
      1,452      PHI, Inc.(a)                                                                26,165
     18,906      Rowan Cos. PLC, Class A                                                    357,134
      9,161      RPC, Inc.                                                                  181,479
      2,530      SEACOR Holdings, Inc.(a)                                                   180,338
     22,991      Superior Energy Services, Inc.                                             388,088
      8,172      Tesco Corp.                                                                 67,419
     15,131      TETRA Technologies, Inc.(a)                                                 75,958
      6,879      Tidewater, Inc.                                                             23,457
      8,312      Unit Corp.(a)                                                              223,343
    147,861      Weatherford International PLC(a)                                           737,826
      9,067      Willbros Group, Inc.(a)                                                     29,377
                                                                                       ------------
                                                                                          9,337,213
                                                                                       ------------
PERSONAL GOODS - 0.9%
     65,408      Avon Products, Inc.                                                        329,656
      7,612      Carter's, Inc.                                                             657,601
      1,956      Cherokee, Inc.(a)                                                           20,538
      4,110      Columbia Sportswear Co.                                                    239,613
     11,409      Crocs, Inc.(a)                                                              78,266
      2,014      Culp, Inc.                                                                  74,820
      4,841      Deckers Outdoor Corp.(a)                                                   268,143
      6,527      Fossil Group, Inc.(a)                                                      168,788
      6,412      G-III Apparel Group Ltd.(a)                                                189,539
      4,169      Helen of Troy Ltd.(a)                                                      352,072
      9,546      Iconix Brand Group, Inc.(a)                                                 89,160
      2,513      Inter Parfums, Inc.                                                         82,301
     19,689      Kate Spade & Co.(a)                                                        367,594
      2,101      Lakeland Industries, Inc.(a)                                                21,850
     16,248      lululemon athletica, Inc.(a)                                             1,055,957
      2,476      Movado Group, Inc.                                                          71,185

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                                                   SCHEDULE OF INVESTMENTS |  57

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
---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      7,874      Nu Skin Enterprises, Inc., Class A                                    $    376,220
      1,530      Orchids Paper Products Co.                                                  40,055
      2,185      Oxford Industries, Inc.                                                    131,384
      2,072      Perry Ellis International, Inc.(a)                                          51,613
      1,899      Revlon, Inc., Class A(a)                                                    55,356
      1,306      Rocky Brands, Inc.                                                          15,084
      7,426      Sequential Brands Group, Inc.(a)                                            34,754
     20,341      Skechers U.S.A., Inc., Class A(a)                                          499,982
      8,495      Steven Madden Ltd.(a)                                                      303,696
      2,485      Unifi, Inc.(a)                                                              81,086
      3,075      Vera Bradley, Inc.(a)                                                       36,039
      2,985      Vince Holding Corp.(a)                                                      12,089
      1,357      Weyco Group, Inc.                                                           42,474
     15,101      Wolverine World Wide, Inc.                                                 331,467
                                                                                       ------------
                                                                                          6,078,382
                                                                                       ------------
PHARMACEUTICALS & BIOTECHNOLOGY - 5.0%
     14,086      ACADIA Pharmaceuticals, Inc.(a)                                            406,240
      3,723      Accelerate Diagnostics, Inc.(a)                                             77,252
      4,714      Acceleron Pharma, Inc.(a)                                                  120,301
      6,998      AcelRx Pharmaceuticals, Inc.(a)                                             18,195
     18,775      Achillion Pharmaceuticals, Inc.(a)                                          77,541
      2,540      Aclaris Therapeutics, Inc.(a)                                               68,936
      6,967      Acorda Therapeutics, Inc.(a)                                               130,980
      3,204      Acura Pharmaceuticals, Inc.(a)(b)                                            2,456
      2,439      Adamas Pharmaceuticals, Inc.(a)                                             41,219
      4,970      Adamis Pharmaceuticals Corp.(a)(b)                                          15,656
      4,726      Aduro Biotech, Inc.(a)                                                      53,876
      5,697      Advaxis, Inc.(a)                                                            40,791
      2,724      Adverum Biotechnologies, Inc.(a)                                             7,900
      5,385      Aerie Pharmaceuticals, Inc.(a)                                             203,822
      7,157      Aevi Genomic Medicine, Inc.(a)                                              37,073
     11,520      Agenus, Inc.(a)                                                             47,462
      5,310      Agios Pharmaceuticals, Inc.(a)                                             221,586
      3,518      Aimmune Therapeutics, Inc.(a)                                               71,943
      5,628      Akebia Therapeutics, Inc.(a)                                                58,587
     13,339      Akorn, Inc.(a)                                                             291,190
      4,097      Albany Molecular Research, Inc.(a)                                          76,860
      6,773      Alder Biopharmaceuticals, Inc.(a)                                          140,878
      2,978      Aldeyra Therapeutics, Inc.(a)                                               15,932
      7,469      Alimera Sciences, Inc.(a)(b)                                                 8,067
     23,312      Alkermes PLC(a)                                                          1,295,681
     10,795      Alnylam Pharmaceuticals, Inc.(a)                                           404,165
      5,495      AMAG Pharmaceuticals, Inc.(a)                                              191,226
     21,883      Amicus Therapeutics, Inc.(a)                                               108,759
      5,565      Amphastar Pharmaceuticals, Inc.(a)                                         102,507
      8,902      Ampio Pharmaceuticals, Inc.(a)(b)                                            8,014
      8,408      Anavex Life Sciences Corp.(a)(b)                                            33,296
      1,215      ANI Pharmaceuticals, Inc.(a)                                                73,653
      5,522      Anthera Pharmaceuticals, Inc.(a)                                             3,584
      2,151      Applied Genetic Technologies Corp.(a)                                       20,112
      1,237      Apricus Biosciences, Inc.(a)                                                 1,608
      2,249      Aptevo Therapeutics, Inc.(a)                                                 5,488

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58  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      4,402      Aquinox Pharmaceuticals, Inc.(a)                                      $     72,677
      4,787      Aratana Therapeutics, Inc.(a)                                               34,371
     36,143      Arena Pharmaceuticals, Inc.(a)                                              51,323
     29,611      Ariad Pharmaceuticals, Inc.(a)                                             368,361
     14,883      ArQule, Inc.(a)                                                             18,753
     27,191      Array BioPharma, Inc.(a)                                                   239,009
     11,227      Arrowhead Pharmaceuticals, Inc.(a)(b)                                       17,402
      2,704      Assembly Biosciences, Inc.(a)                                               32,854
      3,237      Atara Biotherapeutics, Inc.(a)                                              45,965
     16,987      Athersys, Inc.(a)(b)                                                        25,990
     13,305      AVEO Pharmaceuticals, Inc.(a)                                                7,185
      3,058      Avexis, Inc.(a)                                                            145,958
      9,180      Aviragen Therapeutics, Inc.(a)                                              11,291
     16,724      Bio-Path Holdings, Inc.(a)(b)                                               22,577
      5,650      Bio-Techne Corp.                                                           580,989
     10,728      BioCryst Pharmaceuticals, Inc.(a)                                           67,908
      8,009      BioDelivery Sciences International, Inc.(a)(b)                              14,016
     26,423      BioMarin Pharmaceutical, Inc.(a)                                         2,188,881
        943      Biospecifics Technologies Corp.(a)                                          52,525
      9,573      Biotime, Inc.(a)(b)                                                         34,559
      5,658      Bluebird Bio, Inc.(a)                                                      349,099
      2,540      Calithera Biosciences, Inc.(a)                                               8,255
      1,665      Capricor Therapeutics, Inc.(a)(b)                                            4,429
      4,726      Cara Therapeutics, Inc.(a)                                                  43,905
      2,537      Cascadian Therapeutics, Inc.(a)                                             10,934
      7,740      CASI Pharmaceuticals, Inc.(a)                                                8,901
     19,937      Catalent, Inc.(a)                                                          537,502
     12,442      Catalyst Pharmaceutical, Inc.(a)(b)                                         13,064
     21,543      CEL-SCI Corp.(a)                                                             1,448
     14,541      Celldex Therapeutics, Inc.(a)                                               51,475
      1,597      Cellular Biomedicine Group, Inc.(a)                                         20,921
      7,488      Cempra, Inc.(a)(b)                                                          20,966
     15,994      Cerus Corp.(a)                                                              69,574
      7,243      Charles River Laboratories International, Inc.(a)                          551,844
      6,599      Chiasma, Inc.(a)                                                            12,868
      6,230      Chimerix, Inc.(a)                                                           28,658
      2,800      Cleveland BioLabs, Inc.(a)                                                   3,976
      5,926      Clovis Oncology, Inc.(a)                                                   263,233
      4,633      Coherus Biosciences, Inc.(a)                                               130,419
      3,841      Collegium Pharmaceutical, Inc.(a)                                           59,804
      2,663      Concert Pharmaceuticals, Inc.(a)                                            27,402
     18,000      ContraVir Pharmaceuticals, Inc.(a)(b)                                       21,600
      6,152      Corbus Pharmaceuticals Holdings, Inc.(a)(b)                                 51,984
     12,029      Corcept Therapeutics, Inc.(a)                                               87,331
      7,588      CorMedix, Inc.(a)(b)                                                        11,610
     26,414      CTI BioPharma Corp.(a)                                                      10,645
      4,500      Cumberland Pharmaceuticals, Inc.(a)                                         24,750
     19,155      Curis, Inc.(a)                                                              58,997
      6,535      Cytokinetics, Inc.(a)                                                       79,400
      3,758      CytomX Therapeutics, Inc.(a)                                                41,300
      2,594      Cytori Therapeutics, Inc.(a)(b)                                              3,917
      9,758      CytRx Corp.(a)                                                               3,632
      9,157      Depomed, Inc.(a)                                                           165,009
      4,023      Dermira, Inc.(a)                                                           122,018
      2,670      Dicerna Pharmaceuticals, Inc.(a)                                             7,690

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

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
---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     19,556      Durect Corp.(a)                                                       $     26,205
      6,009      Dynavax Technologies Corp.(a)                                               23,736
      1,253      Eagle Pharmaceuticals, Inc.(a)                                              99,413
      3,751      Edge Therapeutics, Inc.(a)                                                  46,887
      2,530      Editas Medicine, Inc.(a)                                                    41,062
      2,864      Egalet Corp.(a)                                                             21,910
      1,169      Eiger Biopharmaceuticals, Inc.(a)                                           13,619
      5,255      Emergent Biosolutions, Inc.(a)                                             172,574
      2,059      Enanta Pharmaceuticals, Inc.(a)                                             68,976
      7,477      Endocyte, Inc.(a)                                                           19,066
      8,028      Enzo Biochem, Inc.(a)                                                       55,714
      6,286      Epizyme, Inc.(a)                                                            76,061
      2,194      Esperion Therapeutics, Inc.(a)                                              27,469
     16,377      Exact Sciences Corp.(a)                                                    218,797
     34,745      Exelixis, Inc.(a)                                                          518,048
      4,030      Fate Therapeutics, Inc.(a)                                                  10,115
      4,586      Fibrocell Science, Inc.(a)                                                   2,889
      8,044      FibroGen, Inc.(a)                                                          172,142
      4,356      Five Prime Therapeutics, Inc.(a)                                           218,279
      2,196      Flex Pharma, Inc.(a)                                                        11,595
      3,651      Flexion Therapeutics, Inc.(a)                                               69,442
      6,807      Fortress Biotech, Inc.(a)(b)                                                18,379
      2,028      Foundation Medicine, Inc.(a)                                                35,896
      1,385      Galena Biopharma, Inc.(a)(b)                                                 2,687
      3,917      Genocea Biosciences, Inc.(a)                                                16,138
      2,857      Genomic Health, Inc.(a)                                                     83,967
        826      GenVec, Inc.(a)                                                              2,651
     25,126      Geron Corp.(a)(b)                                                           52,011
      3,298      Global Blood Therapeutics, Inc.(a)                                          47,656
      1,784      GTx, Inc.(a)                                                                 9,420
     17,395      Halozyme Therapeutics, Inc.(a)                                             171,863
      6,840      Harvard Bioscience, Inc.(a)                                                 20,862
      2,991      Heat Biologics, Inc.(a)(b)                                                   2,557
      5,727      Hemispherx Biopharma, Inc.(a)                                                3,950
      5,286      Heron Therapeutics, Inc.(a)                                                 69,247
      1,354      Histogenics Corp.(a)                                                         2,261
     24,357      Horizon Pharma PLC(a)                                                      394,096
     21,015      iBio, Inc.(a)                                                                8,301
     15,546      Idera Pharmaceuticals, Inc.(a)                                              23,319
      6,135      Ignyta, Inc.(a)                                                             32,516
      1,494      Immune Design Corp.(a)                                                       8,217
     12,865      ImmunoGen, Inc.(a)                                                          26,245
     20,713      Immunomedics, Inc.(a)(b)                                                    76,017
     10,889      Impax Laboratories, Inc.(a)                                                144,279
      8,229      INC Research Holdings, Inc., Class A(a)                                    432,845
     26,843      Incyte Corp.(a)                                                          2,691,548
      7,013      Infinity Pharmaceuticals, Inc.(a)                                            9,468
     12,381      Innoviva, Inc.(a)                                                          132,477
      3,215      Inotek Pharmaceuticals Corp.(a)                                             19,612
     10,866      Inovio Pharmaceuticals, Inc.(a)                                             75,410
      9,141      Insmed, Inc.(a)                                                            120,935
      3,557      Insys Therapeutics, Inc.(a)(b)                                              32,724
      2,687      Intercept Pharmaceuticals, Inc.(a)                                         291,943
      9,146      Intrexon Corp.(a)                                                          222,248
      4,225      Invitae Corp., cost $28,390,380) (Acquired 10/08/14, cost(a)                33,546
      5,769      InVivo Therapeutics Holdings Corp.(a)(b)                                    24,230
     18,717      Ionis Pharmaceuticals, Inc.(a)                                             895,234
     19,973      Ironwood Pharmaceuticals, Inc.(a)                                          305,387
     15,938      IsoRay, Inc.(a)                                                              9,244

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60  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      9,068      Jazz Pharmaceuticals PLC(a)                                           $    988,684
      2,517      Juniper Pharmaceuticals, Inc.(a)                                            14,095
        258      KalVista Pharmaceuticals, Inc.(a)                                            1,824
      3,090      Karyopharm Therapeutics, Inc.(a)                                            29,046
      4,202      KemPharm, Inc.(a)                                                           12,396
     16,183      Keryx Biopharmaceuticals, Inc.(a)(b)                                        94,832
      6,697      Kite Pharma, Inc.(a)                                                       300,293
      2,049      La Jolla Pharmaceutical Co.(a)                                              35,919
      4,569      Lannett Co., Inc.(a)(b)                                                    100,746
      6,848      Lexicon Pharmaceuticals, Inc.(a)                                            94,708
      2,895      Ligand Pharmaceuticals, Inc.(a)                                            294,161
      7,492      Lion Biotechnologies, Inc.(a)                                               52,069
      1,984      Loxo Oncology, Inc.(a)                                                      63,716
      6,445      Luminex Corp.(a)                                                           130,382
      4,979      MacroGenics, Inc.(a)                                                       101,771
        558      Madrigal Pharmaceuticals, Inc.(a)                                            8,314
     39,844      MannKind Corp.(a)(b)                                                        25,369
     50,199      Mast Therapeutics, Inc.(a)                                                   4,357
     10,582      Medicines Co.(a)                                                           359,153
      4,864      MediciNova, Inc.(a)(b)                                                      29,330
      8,459      MEI Pharma, Inc.(a)                                                         12,181
     20,058      Merrimack Pharmaceuticals, Inc.(a)                                          81,837
        245      Microbot Medical, Inc.(a)(b)                                                 1,495
     15,260      MiMedx Group, Inc.(a)                                                      135,204
      2,856      Minerva Neurosciences, Inc.(a)                                              33,558
      4,241      Mirati Therapeutics, Inc.(a)                                                20,145
      9,395      Momenta Pharmaceuticals, Inc.(a)                                           141,395
     10,288      Myriad Genetics, Inc.(a)                                                   171,501
      2,146      NanoString Technologies, Inc.(a)                                            47,856
      4,139      NantKwest, Inc.(a)                                                          23,675
     25,270      Nektar Therapeutics(a)                                                     310,063
      1,616      Neothetics, Inc.(a)                                                          1,810
     17,361      Neuralstem, Inc.(a)                                                          4,790
     13,195      Neurocrine Biosciences, Inc.(a)                                            510,646
      3,137      NewLink Genetics Corp.(a)                                                   32,248
     41,203      Novavax, Inc.(a)(b)                                                         51,916
      9,287      Ohr Pharmaceutical, Inc.(a)                                                 13,931
      6,534      Omeros Corp.(a)(b)                                                          64,817
        478      Oncocyte Corp.(a)                                                            3,370
      3,414      OncoMed Pharmaceuticals, Inc.(a)                                            26,322
      4,442      Ophthotech Corp.(a)                                                         21,455
     54,705      OPKO Health, Inc.(a)(b)                                                    508,756
      1,808      Orexigen Therapeutics, Inc.(a)(b)                                            3,146
     12,913      Organovo Holdings, Inc.(a)                                                  43,775
      2,766      Osiris Therapeutics, Inc.(a)                                                13,581
      4,226      Otonomy, Inc.(a)                                                            67,193
      5,645      OvaScience, Inc.(a)                                                          8,637
     11,755      Pacific Biosciences of California, Inc.(a)                                  44,669
      5,782      Pacira Pharmaceuticals, Inc.(a)                                            186,759
      8,736      Pain Therapeutics, Inc.(a)                                                   4,981
     23,498      Palatin Technologies, Inc.(a)                                               11,979
      2,653      Paratek Pharmaceuticals, Inc.(a)                                            40,856
     23,556      PDL BioPharma, Inc.                                                         49,939
     35,720      Peregrine Pharmaceuticals, Inc.(a)                                          11,016
        763      Pernix Therapeutics Holdings, Inc.(a)                                        1,480
      2,551      Pfenex, Inc.(a)                                                             23,138
     14,512      PharmAthene, Inc.(a)                                                        47,164
      8,510      Portola Pharmaceuticals, Inc.(a)                                           190,964

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                                                   SCHEDULE OF INVESTMENTS |  61

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
---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      5,912      PRA Health Sciences, Inc.(a)                                          $    325,869
      7,922      Prestige Brands Holdings, Inc.(a)                                          412,736
     10,933      Progenics Pharmaceuticals, Inc.(a)                                          94,461
      1,374      Proteon Therapeutics, Inc.(a)(b)                                             2,611
      5,335      Prothena Corp. PLC(a)                                                      262,429
      6,822      pSivida Corp.(a)                                                            11,666
      4,711      PTC Therapeutics, Inc.(a)                                                   51,397
      4,673      Puma Biotechnology, Inc.(a)                                                143,461
     20,531      Quintiles Transnational Holdings, Inc.(a)                                1,561,383
      5,619      Radius Health, Inc.(a)                                                     213,691
      2,418      Recro Pharma, Inc.(a)                                                       19,489
      3,300      REGENXBIO, Inc.(a)                                                          61,215
      4,368      Regulus Therapeutics, Inc.(a)                                                9,828
        782      Rennova Health, Inc.(a)(b)                                                      65
      5,025      Repligen Corp.(a)                                                          154,870
      4,528      Repros Therapeutics, Inc.(a)                                                 5,977
      5,293      Retrophin, Inc.(a)                                                         100,196
      3,551      Revance Therapeutics, Inc.(a)                                               73,506
     44,878      Rexahn Pharmaceuticals, Inc.(a)                                              6,368
     16,778      Rigel Pharmaceuticals, Inc.(a)                                              39,932
      5,160      Sage Therapeutics, Inc.(a)                                                 263,470
     10,912      Sangamo Biosciences, Inc.(a)                                                33,282
      7,996      Sarepta Therapeutics, Inc.(a)                                              219,330
      8,444      Sciclone Pharmaceuticals, Inc.(a)                                           91,195
     14,494      Seattle Genetics, Inc.(a)                                                  764,848
      3,552      Seres Therapeutics, Inc.(a)                                                 35,165
      6,112      Sorrento Therapeutics, Inc.(a)                                              29,949
      9,945      Spectrum Pharmaceuticals, Inc.(a)                                           44,056
      3,075      Stemline Therapeutics, Inc.(a)                                              32,903
      4,244      Sucampo Pharmaceuticals, Inc., Class A(a)                                   57,506
      2,343      Sunesis Pharmaceuticals, Inc.(a)                                             8,482
      7,705      Supernus Pharmaceuticals, Inc.(a)                                          194,551
     26,838      Synergy Pharmaceuticals, Inc.(a)                                           163,443
     13,497      Synthetic Biologics, Inc.(a)(b)                                             10,293
      6,994      Teligent, Inc.(a)                                                           46,230
      1,873      Tenax Therapeutics, Inc.(a)                                                  3,652
      6,125      Tetraphase Pharmaceuticals, Inc.(a)                                         24,684
      6,103      TG Therapeutics, Inc.(a)                                                    28,379
     25,609      TherapeuticsMD, Inc.(a)(b)                                                 147,764
      6,417      Theravance Biopharma, Inc.(a)(b)                                           204,574
     10,962      Threshold Pharmaceuticals, Inc.(a)                                           4,834
      3,672      Titan Pharmaceuticals, Inc.(a)                                              14,688
      1,487      Tokai Pharmaceuticals, Inc.(a)                                               1,454
      1,554      Tonix Pharmaceuticals Holding Corp.(a)                                         731
      1,428      Tracon Pharmaceuticals, Inc.(a)                                              6,997
      7,025      Trevena, Inc.(a)                                                            41,307
      5,524      Trovagene, Inc.(a)                                                          11,600
      3,113      Trubion Pharmaceuticals, Inc.                                                    -
      5,955      Ultragenyx Pharmaceutical, Inc.(a)                                         418,696
      6,559      United Therapeutics Corp.(a)                                               940,757
      6,494      Vanda Pharmaceuticals, Inc.(a)                                             103,579
      5,333      Verastem, Inc.(a)                                                            5,973
      3,367      Versartis, Inc.(a)                                                          50,168

================================================================================

62  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      2,976      Vical, Inc.(a)                                                        $      6,845
      3,761      Vital Therapies, Inc.(a)(b)                                                 16,360
     17,507      Vivus, Inc.(a)                                                              20,133
      1,200      Voyager Therapeutics, Inc.(a)                                               15,288
      1,603      WaVe Life Sciences Ltd.(a)                                                  41,918
      2,806      Windtree Therapeutics, Inc.(a)                                               3,479
      6,254      Xencor, Inc.(a)                                                            164,605
      1,089      XOMA Corp.(a)                                                                4,596
     18,936      ZIOPHARM Oncology, Inc.(a)(b)                                              101,308
      4,527      Zogenix, Inc.(a)                                                            55,003
                                                                                       ------------
                                                                                         33,582,013
                                                                                       ------------
REAL ESTATE INVESTMENT & SERVICES - 1.5%
      4,544      AG Mortgage Investment Trust, Inc.                                          77,748
      7,453      Alexander & Baldwin, Inc.                                                  334,416
      1,818      Altisource Portfolio Solutions SA(a)                                        48,341
      1,631      American Realty Investors, Inc.(a)(b)                                        8,432
      2,544      AV Homes, Inc.(a)                                                           40,195
      3,577      Black Knight Financial Services, Inc., Class A(a)                          135,211
     25,996      Chimera Investment Corp.                                                   442,452
     18,064      Columbia Property Trust, Inc.                                              390,182
     22,376      Communications Sales & Leasing, Inc.(a)                                    568,574
      1,011      Consolidated-Tomoka Land Co.                                                54,008
      8,841      Dynex Capital, Inc.                                                         60,296
     33,228      Forest City Realty Trust, Inc., Class A                                    692,472
      4,591      Forestar Group, Inc.(a)                                                     61,060
     29,459      Gaming and Leisure Properties, Inc.                                        902,035
      8,464      Hannon Armstrong Sustainable Infrastructure Capital, Inc.                  160,731
      5,216      HFF, Inc., Class A                                                         157,784
      5,538      Howard Hughes Corp.(a)                                                     631,886
      6,218      InfraREIT, Inc.(a)                                                         111,364
      6,713      Jones Lang LaSalle, Inc.                                                   678,282
     13,764      Kennedy-Wilson  Holdings, Inc.                                             282,162
      2,728      Marcus & Millichap,  Inc.(a)                                                72,892
      5,106      Maui Land & Pineapple  Co., Inc.(a)                                         37,018
     26,236      Monogram Residential  Trust, Inc.                                          283,874
      5,186      Nationstar Mortgage  Holdings, Inc.(a)                                      93,659
     27,237      Paramount Group, Inc.                                                      435,520
      7,599      QTS Realty Trust, Inc.,  Class A                                           377,290
      2,929      RE/MAX Holdings,  Inc., Class A                                            164,024
     21,577      Realogy Holdings Corp.                                                     555,176
      1,837      Reis, Inc.                                                                  40,873
     10,138      Rexford Industrial  Realty, Inc.                                           235,100
     10,898      St. Joe Co.(a)                                                             207,062
     23,739      STORE Capital Corp.                                                        586,591
      2,659      Tejon Ranch Co.(a)                                                          67,618
     15,639      Xenia Hotels & Resorts,  Inc.                                              303,709
      6,744      Zillow Group, Inc.,  Class A(a)                                            245,819
     16,073      Zillow Group, Inc.,  Class C(a)                                            586,182
                                                                                       ------------
                                                                                         10,130,038
                                                                                       ------------
REAL ESTATE INVESTMENT TRUSTS (REITs) - 8.7%
     12,259      Acadia Realty Trust                                                        400,624
     49,652      AGNC Investment Corp.                                                      900,191
      4,285      Agree Realty Corp.                                                         197,324
        498      Alexander's, Inc.                                                          212,581
     11,935      Alexandria Real Estate Equities, Inc.                                    1,326,337
      9,073      Altisource Residential Corp.                                               100,166
      5,923      American Assets Trust, Inc.                                                255,163

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                                                   SCHEDULE OF INVESTMENTS |  63

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     20,116      American Campus Communities, Inc.                                     $  1,001,173
     34,242      American Homes 4 Rent, Class A                                             718,397
    152,007      Annaly Capital Management, Inc.                                          1,515,510
     16,369      Anworth Mortgage Asset Corp.                                                84,628
     10,760      Apollo Commercial Real Estate Finance, Inc.                                178,831
     24,383      Apple Hospitality REIT, Inc.                                               487,172
      9,585      Arbor Realty Trust, Inc.                                                    71,504
      6,966      Ares Commercial Real Estate Corp.                                           95,643
      1,883      Arlington Asset Investment Corp., Class A                                   27,906
      6,546      Armada Hoffler Properties, Inc.                                             95,375
      5,832      ARMOUR Residential REIT, Inc.                                              126,496
      5,078      Ashford Hospitality Prime, Inc.                                             69,315
     13,385      Ashford Hospitality Trust, Inc.                                            103,868
     14,099      Blackstone Mortgage Trust, Inc., Class A                                   423,957
      5,761      Bluerock Residential Growth REIT, Inc.                                      79,041
     26,057      Brandywine Realty Trust                                                    430,201
     40,346      Brixmor Property Group, Inc.                                               985,249
      3,601      BRT Realty Trust(a)                                                         29,492
     13,159      Camden Property Trust                                                    1,106,277
     13,401      Capstead Mortgage Corp.                                                    136,556
     12,635      Care Capital Properties, Inc.                                              315,875
     12,118      CareTrust REIT, Inc.                                                       185,648
      7,387      Catchmark Timber Trust, Inc., Class A                                       83,178
     25,400      CBL & Associates Properties, Inc.                                          292,100
     12,109      Cedar Realty Trust, Inc.                                                    79,072
      6,442      Chatham Lodging Trust                                                      132,383
      8,980      Chesapeake Lodging  Trust                                                  232,223
      1,904      CIM Commercial Trust  Corp.                                                 29,417
     16,809      Colony Capital, Inc.,  Class A                                             340,382
      7,490      Colony Starwood Homes                                                      215,787
        985      Condor Hospitality Trust,  Inc.                                              1,980
     17,915      CoreCivic, Inc.                                                            438,201
      2,295      CorEnergy Infrastructure  Trust, Inc.                                       80,050
      5,210      Coresite Realty Corp.                                                      413,518
     13,663      Corporate Office  Properties Trust                                         426,559
     51,389      Cousins Properties, Inc.                                                   437,320
     27,112      CubeSmart                                                                  725,788
     11,372      CyrusOne, Inc.                                                             508,670
     22,334      CYS Investments, Inc.                                                      172,642
     13,783      DCT Industrial Trust, Inc.                                                 659,930
     48,692      DDR Corp.                                                                  743,527
     28,628      DiamondRock  Hospitality Co.                                               330,081
     21,422      Douglas Emmett, Inc.                                                       783,188
     53,050      Duke Realty Corp.                                                        1,409,008
     11,311      DuPont Fabros  Technology, Inc.                                            496,892
      4,683      Easterly Government  Properties, Inc.                                       93,754
      4,835      EastGroup Properties,  Inc.                                                357,016
     11,089      Education Realty Trust,  Inc.                                              469,065
     18,394      Empire State Realty  Trust, Inc., Class A                                  371,375
      9,827      EPR Properties                                                             705,284
     19,392      Equity Commonwealth(a)                                                     586,414
     12,194      Equity Lifestyle  Properties, Inc.                                         879,187
     13,874      Equity One, Inc.                                                           425,793
     19,873      FelCor Lodging Trust, Inc.                                                 159,183
     17,418      First Industrial Realty  Trust, Inc.                                       488,575

================================================================================

64  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      9,864      First Potomac Realty Trust                                            $    108,208
     15,738      Franklin Street Properties Corp.                                           203,964
     11,131      Geo Group, Inc.                                                            399,937
      4,438      Getty Realty Corp.                                                         113,125
      5,033      Gladstone Commercial Corp.                                                 101,163
     27,324      Global Net Lease, Inc.                                                     213,947
      8,160      Government Properties Income Trust                                         155,570
     62,662      Gramercy Property Trust                                                    575,237
     16,761      Healthcare Realty Trust, Inc.                                              508,194
     22,778      Healthcare Trust of America, Inc., Class A                                 663,068
      6,587      Hersha Hospitality Trust                                                   141,620
     15,482      Highwoods Properties, Inc.                                                 789,737
     24,756      Hospitality Properties Trust                                               785,755
     18,344      Hudson Pacific Properties, Inc.                                            638,004
     13,622      Independence Realty Trust, Inc.                                            121,508
     16,844      Invesco Mortgage Capital, Inc.                                             245,922
     19,805      Investors Real Estate Trust                                                141,210
     11,959      iStar, Inc.(a)                                                             147,933
     13,909      Kilroy Realty Corp.                                                      1,018,417
     12,411      Kite Realty Group Trust                                                    291,410
     16,772      LaSalle Hotel Properties                                                   511,043
     31,494      Lexington Realty Trust                                                     340,135
     21,970      Liberty Property Trust                                                     867,815
      6,845      Life Storage, Inc.                                                         583,605
      6,172      LTC Properties, Inc.                                                       289,961
     13,234      Mack-Cali Realty Corp.                                                     384,051
     48,184      Medical Properties Trust, Inc.                                             592,663
     53,544      MFA Financial, Inc.                                                        408,541
     12,241      Monmouth Real Estate Investment Corp.                                      186,553
      7,285      MTGE Investment Corp.                                                      114,375
      5,939      National Health Investors, Inc.                                            440,496
     22,126      National Retail Properties, Inc.                                           977,969
      6,068      National Storage Affiliates Trust                                          133,921
     38,156      New Residential Investment Corp.                                           599,812
     13,583      New Senior Investment Group, Inc.                                          132,978
     18,994      New York Mortgage Trust, Inc.                                              125,360
     25,678      New York REIT, Inc.                                                        259,861
      3,178      NexPoint Residential Trust, Inc.                                            70,997
      9,768      NorthStar Realty Europe Corp.                                              122,784
     27,321      NorthStar Realty Finance Corp.                                             413,913
     30,187      Omega Healthcare Investors, Inc.                                           943,646
      3,098      One Liberty Properties, Inc.                                                77,822
      8,271      Parkway, Inc.(a)                                                           184,030
     10,510      Pebblebrook Hotel Trust                                                    312,672
     10,348      Pennsylvania Real Estate Investment Trust                                  196,198
     10,450      PennyMac Mortgage Investment Trust(c)                                      171,066
     20,695      Physicians Realty Trust                                                    392,377
     20,451      Piedmont Office Realty Trust, Inc., Class A                                427,630
      6,073      Potlatch Corp.                                                             252,940
      5,436      Preferred Apartment Communities, Inc., Class A                              81,051
      2,790      PS Business Parks, Inc.                                                    325,091
     14,098      Quality Care Properties, Inc.(a)                                           218,519
     12,466      RAIT Financial Trust                                                        41,886
     12,330      Ramco-Gershenson Properties Trust                                          204,431
     18,797      Rayonier, Inc.                                                             500,000
     12,292      Redwood Trust, Inc.                                                        186,961
     15,850      Regency Centers Corp.                                                    1,092,857
      5,570      Resource Capital Corp.                                                      46,398

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                                                   SCHEDULE OF INVESTMENTS |  65

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     15,872      Retail Opportunity Investments Corp.                                  $    335,375
     36,165      Retail Properties of America, Inc., Class A                                554,409
     18,148      RLJ Lodging Trust                                                          444,445
      1,340      RMR Group, Inc., Class A                                                    52,930
      9,890      Sabra Health Care REIT, Inc.                                               241,514
      1,841      Saul Centers, Inc.                                                         122,629
      9,802      Select Income REIT                                                         247,010
     35,803      Senior Housing Properties Trust                                            677,751
      3,458      Seritage Growth Properties, Class A(b)                                     147,691
      6,204      Silver Bay Realty Trust Corp.                                              106,337
     73,104      Spirit Realty Capital, Inc.                                                793,909
     12,673      STAG Industrial, Inc.                                                      302,505
     37,799      Starwood Property Trust, Inc.                                              829,688
     13,782      Summit Hotel Properties, Inc.                                              220,925
     10,279      Sun Communities, Inc.                                                      787,474
     32,183      Sunstone Hotel Investors, Inc.                                             490,791
     14,522      Tanger Factory Outlet Centers, Inc.                                        519,597
      9,740      Taubman Centers, Inc.                                                      720,078
      8,380      Terreno Realty Corp.                                                       238,746
      7,404      Tier REIT, Inc.                                                            128,756
     54,500      Two Harbors Investment Corp.                                               475,240
      5,693      UMH Properties, Inc.                                                        85,680
      1,725      Universal Health Realty Income Trust                                       113,143
     13,543      Urban Edge Properties                                                      372,568
      3,630      Urstadt Biddle Properties, Inc., Class A                                    87,519
    150,932      VEREIT, Inc.                                                             1,276,885
      5,793      Walter Investment Management Corp.(a)(b)                                    27,517
     27,493      Washington Prime Group, Inc.                                               286,202
     10,568      Washington Real Estate Investment Trust                                    345,468
     17,562      Weingarten Realty Investors                                                628,544
      7,954      Western Asset Mortgage Capital Corp.                                        80,097
      5,219      Whitestone REIT                                                             75,049
     15,958      WP Carey, Inc.                                                             942,958
                                                                                       ------------
                                                                                         58,563,809
                                                                                       ------------
SOFTWARE & COMPUTER SERVICES - 7.2%
      6,407      2U, Inc.(a)                                                                193,171
      6,913      A10 Networks, Inc.(a)                                                       57,447
     17,713      ACI Worldwide, Inc.(a)                                                     321,491
      6,343      Actua Corp.(a)                                                              88,802
      2,074      Alarm.com Holdings,  Inc.(a)                                                57,719
     28,232      Allscripts Healthcare  Solutions, Inc.(a)                                  288,249
      5,062      American Software, Inc.,  Class A                                           52,290
      5,706      Angie's List, Inc.(a)                                                       46,960
     13,241      ANSYS, Inc.(a)                                                           1,224,660
      6,448      Arista Networks, Inc.(a)                                                   623,973
     11,975      Aspen Technology, Inc.(a)                                                  654,793
      5,991      athenahealth, Inc.(a)                                                      630,073
      4,369      Barracuda Networks,  Inc.(a)                                                93,628
      2,324      Benefitfocus, Inc.(a)                                                       69,023
      7,177      Blackbaud, Inc.                                                            459,328
      6,758      Blucora, Inc.(a)                                                            99,681
      6,907      Boingo Wireless, Inc.(a)                                                    84,196
      6,070      Bottomline Technologies,  Inc.(a)                                          151,871
      9,161      Box, Inc., Class A(a)                                                      126,971
      5,883      Brightcove, Inc.(a)                                                         47,358
      4,650      BroadSoft, Inc.(a)                                                         191,812
      3,622      CACI International, Inc.,  Class A(a)                                      450,215
     43,480      Cadence Design Systems,  Inc.(a)                                         1,096,566
      7,426      Calix, Inc.(a)                                                              57,180
     10,869      Callidus Software, Inc.(a)                                                 182,599
      9,141      Castlight Health, Inc.,  Class B(a)                                         45,248

================================================================================

66  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     24,522      CDW Corp.                                                             $  1,277,351
      4,783      ChannelAdvisor Corp.(a)                                                     68,636
     11,476      Ciber, Inc.(a)                                                               7,251
      5,978      Cogent Communications Group, Inc.                                          247,190
      2,884      CommerceHub, Inc., Series A(a)                                              43,289
      2,799      CommerceHub, Inc., Series C(a)                                              42,069
      6,399      CommVault Systems, Inc.(a)                                                 328,909
      1,686      Computer Programs & Systems, Inc.                                           39,790
     21,262      Computer Sciences Corp.                                                  1,263,388
      2,432      Computer Task Group, Inc.                                                   10,239
      7,793      Cornerstone OnDemand, Inc.(a)                                              329,722
      8,788      Covisint Corp.(a)                                                           16,697
      4,927      CSG Systems International, Inc.                                            238,467
      3,557      Datalink Corp.(a)                                                           40,052
     34,079      Dell Technologies, Inc., Class V(a)                                      1,873,323
      2,985      Determine, Inc.(a)                                                           5,522
      8,559      DeVry Education Group, Inc.                                                267,041
      1,894      Digimarc Corp.(a)                                                           56,820
      4,914      DST Systems, Inc.                                                          526,535
      3,364      Ebix, Inc.                                                                 191,916
      1,227      eGain Corp.(a)                                                               2,577
      5,282      Ellie Mae, Inc.(a)                                                         441,998
      9,536      Endurance International Group Holdings, Inc.(a)                             88,685
      6,555      Envestnet, Inc.(a)                                                         231,064
      6,794      EPAM Systems, Inc.(a)                                                      436,922
      2,275      Evolving Systems, Inc.                                                       9,328
      4,791      Fair Isaac Corp.                                                           571,183
     12,659      FalconStor Software, Inc.(a)                                                 5,695
     22,955      FireEye, Inc.(a)                                                           273,164
      6,058      Five9, Inc.(a)                                                              85,963
      1,630      Forrester Research, Inc.                                                    70,009
     22,211      Fortinet, Inc.(a)                                                          668,995
     12,511      Gartner, Inc.(a)                                                         1,264,487
      4,621      Gigamon, Inc.(a)                                                           210,487
      7,736      GoDaddy, Inc., Class A(a)                                                  270,373
      8,869      Gogo, Inc.(a)(b)                                                            81,772
      4,587      Great Elm Capital Group, Inc.(a)                                            17,201
      5,963      GSE Systems, Inc.(a)                                                        20,871
      4,351      Guidance Software, Inc.(a)                                                  30,805
     11,713      Guidewire Software, Inc.(a)                                                577,802
      4,211      Hackett Group, Inc.                                                         74,366
      6,260      Hortonworks, Inc.(a)                                                        52,021
      4,668      HubSpot, Inc.(a)                                                           219,396
     11,156      IAC/InterActiveCorp                                                        722,797
      5,072      Immersion Corp.(a)                                                          53,915
      6,741      Innodata, Inc.(a)                                                           16,515
      9,211      Internap Corp.(a)                                                           14,185
      6,886      IntraLinks Holdings, Inc.(a)                                                93,099
      7,099      j2 Global, Inc.                                                            580,698
      9,460      Jive Software, Inc.(a)                                                      41,151
      6,373      KEYW Holding Corp.(a)                                                       75,138
     21,458      Leidos Holdings, Inc.                                                    1,097,362
     11,498      Limelight Networks, Inc.(a)                                                 28,975
      8,346      LivePerson, Inc.(a)                                                         63,012
      3,829      LogMeIn, Inc.                                                              369,690
     10,859      Manhattan Associates, Inc.(a)                                              575,853
      1,020      Mastech Holdings, Inc.(a)                                                    6,946
      6,727      Match Group, Inc.(a)(b)                                                    115,032
      8,294      Medidata Solutions, Inc.(a)                                                411,963
      8,480      MeetMe, Inc.(a)                                                             41,806
     16,704      Mentor Graphics Corp.                                                      616,211
      1,413      MicroStrategy, Inc., Class A(a)                                            278,926
      6,170      Mitek Systems, Inc.(a)                                                      37,946
      8,172      MobileIron, Inc.(a)                                                         30,645
      4,111      Model N, Inc.(a)                                                            36,382
      6,127      Monotype Imaging Holdings, Inc.                                            121,621
     14,040      Netscout Systems, Inc.(a)                                                  442,260
      4,759      New Relic, Inc.(a)                                                         134,442
      9,602      NIC, Inc.                                                                  229,488
     40,375      Nuance Communications, Inc.(a)                                             601,587

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  67

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     14,088      Palo Alto Networks, Inc.(a)                                           $  1,761,704
      6,073      Paycom Software, Inc.(a)                                                   276,261
      4,538      PC-Tel, Inc.                                                                24,414
      4,645      PDF Solutions, Inc.(a)                                                     104,745
      5,608      Pegasystems, Inc.                                                          201,888
      5,910      Perficient, Inc.(a)                                                        103,366
      8,583      Premier, Inc., Class A(a)                                                  260,580
      7,313      Progress Software Corp.                                                    233,504
      6,680      Proofpoint, Inc.(a)                                                        471,942
      4,092      PROS Holdings, Inc.(a)                                                      88,060
     17,897      PTC, Inc.(a)                                                               828,094
      4,257      Q2 Holdings, Inc.(a)                                                       122,814
        906      QAD, Inc., Class A                                                          27,542
      1,021      QAD, Inc., Class B                                                          26,087
      6,990      Quality Systems, Inc.                                                       91,919
      4,507      Qualys, Inc.(a)                                                            142,647
      8,368      RealPage, Inc.(a)                                                          251,040
      2,809      Rightside Group Ltd.(a)                                                     23,230
      2,435      RigNet, Inc.(a)                                                             56,370
      9,479      RingCentral, Inc., Class A(a)                                              195,267
      5,595      Rocket Fuel, Inc.(a)                                                         9,567
      3,678      Rosetta Stone, Inc.(a)                                                      32,771
      6,700      Science Applications International Corp.                                   568,160
     25,166      ServiceNow, Inc.(a)                                                      1,870,840
      2,987      Shutterstock, Inc.(a)                                                      141,942
      6,698      Silver Spring Networks, Inc.(a)                                             89,150
      3,086      Smith Micro Software, Inc.(a)                                                4,845
        114      SoftBrands, Inc.                                                                 -
     20,788      Splunk, Inc.(a)                                                          1,063,306
      2,618      SPS Commerce, Inc.(a)                                                      182,972
      2,654      Square, Inc., Class A(a)                                                    36,174
     26,496      SS&C Technologies Holdings, Inc.                                           757,786
     17,347      Support.com, Inc.(a)                                                        14,918
      6,422      Synchronoss Technologies, Inc.(a)                                          245,963
     23,173      Synopsys, Inc.(a)                                                        1,363,963
      4,141      Syntel, Inc.                                                                81,950
      9,222      Tableau Software, Inc., Class A(a)                                         388,707
      4,872      Tangoe, Inc.(a)                                                             38,391
      5,854      TeleNav, Inc.(a)                                                            41,271
     18,079      TiVo Corp.(a)                                                              377,851
      3,381      Twilio, Inc.(a)(b)                                                          97,542
     91,654      Twitter, Inc.(a)                                                         1,493,960
      5,214      Tyler Technologies, Inc.(a)                                                744,403
      4,533      Ultimate Software Group, Inc.(a)                                           826,593
      7,423      Unisys Corp.(a)                                                            110,974
     23,974      Vantiv, Inc., Class A(a)                                                 1,429,330
      2,808      Varonis Systems, Inc.(a)                                                    75,254
      4,683      VASCO Data Security International, Inc.(a)                                  63,923
      1,852      Vectrus, Inc.(a)                                                            44,170
     15,648      Veeva Systems, Inc., Class A(a)                                            636,874
      9,491      Verint Systems, Inc.(a)                                                    334,558
      6,877      VirnetX Holding Corp.(a)(b)                                                 15,129
      4,107      Virtusa Corp.(a)                                                           103,168
     10,948      VMware, Inc., Class A(a)(b)                                                861,936
      8,012      Web.com Group, Inc.(a)                                                     169,454
     18,828      Workday, Inc., Class A(a)                                                1,244,343
      3,410      Workiva, Inc.(a)                                                            46,547
     11,186      Zendesk, Inc.(a)                                                           237,143
     10,588      Zix Corp.(a)                                                                52,305
    116,831      Zynga, Inc., Class A(a)                                                    300,256
                                                                                       ------------
                                                                                         48,302,183
                                                                                       ------------
SUPPORT SERVICES - 4.0%
      8,327      ABM Industries, Inc.                                                       340,075
      8,239      Acacia Research Corp.                                                       53,554
      6,250      Advisory Board Co.(a)                                                      207,813
     22,690      Amdocs Ltd.                                                              1,321,692
      7,153      AMN Healthcare Services, Inc.(a)                                           275,033
      5,724      Applied Industrial Technologies, Inc.                                      340,006
      6,901      ARC Document Solutions, Inc.(a)                                             35,057
      7,338      Barnes Group, Inc.                                                         347,968
      1,189      Barrett Business Services, Inc.                                             76,215

================================================================================

68  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     12,100      Bazaarvoice, Inc.(a)                                                  $     58,685
      2,668      Black Box Corp.                                                             40,687
     22,760      Booz Allen Hamilton Holding Corp.                                          820,953
      6,657      Brink's Co.                                                                274,601
     18,185      Broadridge Financial Solutions, Inc.                                     1,205,665
      6,774      Cardtronics PLC, Class A(a)                                                369,657
      2,116      Cartesian, Inc.(a)                                                           1,924
      7,582      Casella Waste Systems, Inc., Class A(a)                                     94,093
      1,314      Cass Information Systems, Inc.                                              96,671
      9,058      CBIZ, Inc.(a)                                                              124,095
      1,891      CDI Corp.                                                                   13,993
      4,733      CEB, Inc.                                                                  286,820
      1,842      Cenveo, Inc.(a)                                                             12,876
      7,847      Clean Harbors, Inc.(a)                                                     436,686
      5,684      Comfort Systems USA, Inc.                                                  189,277
     14,425      Convergys Corp.                                                            354,278
     13,193      CoreLogic, Inc.(a)                                                         485,898
      4,952      CoStar Group, Inc.(a)                                                      933,402
      1,412      CRA International, Inc.                                                     51,679
      3,693      Crawford & Co., Class B                                                     46,384
      5,168      Cross Country Healthcare, Inc.(a)                                           80,672
      7,253      Deluxe Corp.                                                               519,387
      8,680      DHI Group, Inc.(a)                                                          54,250
      9,636      DigitalGlobe, Inc.(a)                                                      276,071
      3,992      Donnelley Financial Solutions, Inc.(a)                                      91,736
      2,735      DXP Enterprises, Inc.(a)                                                    95,014
      3,906      Ennis, Inc.                                                                 67,769
      5,328      Essendant, Inc.                                                            111,355
      7,929      Euronet Worldwide, Inc.(a)                                                 574,297
     10,402      Everi Holdings, Inc.(a)                                                     22,572
      9,459      EVERTEC, Inc.                                                              167,897
      2,726      Evolent Health, Inc., Class A(a)                                            40,345
      5,026      ExlService Holdings, Inc.(a)                                               253,511
      1,784      ExOne Co.(a)                                                                16,663
      3,885      Exponent, Inc.                                                             234,266
     30,401      First Data Corp., Class A(a)                                               431,390
     14,116      FleetCor Technologies, Inc.(a)                                           1,997,696
      2,677      Franklin Covey Co.(a)                                                       53,942
        300      Frontline Capital Group(a)                                                       -
      6,259      FTI Consulting, Inc.(a)                                                    282,156
      2,985      G&K Services, Inc., Class A                                                287,903
     20,239      Genpact Ltd.(a)                                                            492,617
      2,813      GP Strategies Corp.(a)                                                      80,452
     30,472      HD Supply Holdings, Inc.(a)                                              1,295,365
      2,753      Heidrick & Struggles International, Inc.                                    66,485
      3,226      Heritage-Crystal Clean, Inc.(a)                                             50,648
      7,493      Hudson Global, Inc.                                                         10,190
      3,240      Huron Consulting Group, Inc.(a)                                            164,106
      3,065      ICF International, Inc.(a)                                                 169,188
      4,450      Imperva, Inc.(a)                                                           170,880
      7,279      InnerWorkings, Inc.(a)                                                      71,698
     10,521      Inovalon Holdings, Inc., Class A(a)                                        108,366
      2,827      Insperity, Inc.                                                            200,576
     11,869      Jack Henry & Associates, Inc.                                            1,053,730
      3,995      Kaman Corp.                                                                195,475
      4,059      Kelly Services, Inc., ClassA                                                93,032
      3,944      Kforce, Inc.                                                                91,106
      8,464      Korn/Ferry International                                                   249,096
     12,412      LifeLock, Inc.(a)                                                          296,895
     10,173      Lionbridge Technologies, Inc.(a)                                            59,003
      3,992      LSC Communications Inc.                                                    118,483
     10,153      ManpowerGroup, Inc.                                                        902,297
      9,832      MAXIMUS, Inc.                                                              548,527
      3,639      McGrath RentCorp                                                           142,612
      2,701      Mistras Group, Inc.(a)                                                      69,362
      6,403      Mobile Mini, Inc.                                                          193,691
      9,568      ModusLink Global Solutions, Inc.(a)                                         13,969

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                                                   SCHEDULE OF INVESTMENTS |  69

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
---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      6,823      MSC Industrial Direct Co., Inc., Class A                              $    630,377
      7,309      Navigant Consulting, Inc.(a)                                               191,350
      7,934      NeuStar, Inc., Class A(a)                                                  264,996
      2,444      Odyssey Marine Exploration, Inc.(a)(b)                                       8,358
      7,474      On Assignment, Inc.(a)                                                     330,052
      1,321      Park-Ohio Holdings Corp.                                                    56,275
      4,810      Perma-Fix Environmental Services(a)                                         18,759
      9,438      Planet Payment, Inc.(a)                                                     38,507
        815      Power Solutions International, Inc.(a)(b)                                    6,113
      6,115      PRGX Global, Inc.(a)                                                        36,079
      4,359      Quad/Graphics, Inc.                                                        117,170
      2,241      Quest Resource Holding Corp.(a)                                              5,490
      4,605      Resources Connection, Inc.                                                  88,646
      8,380      RPX Corp.(a)                                                                90,504
     10,646      RR Donnelley & Sons Co.                                                    173,743
      4,015      Schnitzer Steel Industries, Inc., Class A                                  103,186
     10,518      ServiceSource International, Inc.(a)                                        59,742
      3,499      Sharps Compliance Corp.(a)                                                  13,401
      3,340      StarTek, Inc.(a)                                                            28,223
      5,857      Sykes Enterprises, Inc.(a)                                                 169,033
      4,703      Team, Inc.(a)                                                              184,593
      2,549      TeleTech Holdings, Inc.                                                     77,745
      8,381      Tetra Tech, Inc.                                                           361,640
     13,936      TransUnion(a)                                                              431,040
      5,713      TriNet Group, Inc.(a)                                                      146,367
      6,460      TrueBlue, Inc.(a)                                                          159,239
      3,348      U.S. Ecology, Inc.                                                         164,554
      2,344      UniFirst Corp.                                                             336,716
      3,377      Universal Technical Institute, Inc.                                          9,827
      3,107      Viad Corp.                                                                 137,019
      5,609      WageWorks, Inc.(a)                                                         406,653
      5,886      WEX, Inc.(a)                                                               656,878
                                                                                       ------------
                                                                                         26,964,753
                                                                                       ------------
TECHNOLOGY HARDWARE & EQUIPMENT - 4.4%
     15,956      3D Systems Corp.(a)                                                        212,055
      2,280      Acacia Communications, Inc.(a)(b)                                          140,790
      7,492      ADTRAN, Inc.                                                               167,446
      6,210      Advanced Energy Industries, Inc.(a)                                        339,997
    115,607      Advanced Micro Devices, Inc.(a)                                          1,310,983
      3,119      Agilysys, Inc.(a)                                                           32,313
      2,913      Alpha & Omega Semiconductor Ltd.(a)                                         61,960
     18,642      Amkor Technology, Inc.(a)                                                  196,673
      2,148      Amtech Systems, Inc.(a)                                                      9,129
     12,769      Applied Micro Circuits Corp.(a)                                            105,344
      2,758      Applied Optoelectronics, Inc.(a)                                            64,648
     28,649      ARRIS International PLC(a)                                                 863,194
      4,811      Axcelis Technologies, Inc.(a)                                               70,000
     60,606      Brocade Communications Systems, Inc.                                       756,969
     10,683      Brooks Automation, Inc.                                                    182,359
      3,590      Cabot Microelectronics Corp.                                               226,780
      5,908      CalAmp Corp.(a)                                                             85,666
     10,511      Cavium, Inc.(a)                                                            656,307
      3,467      CEVA, Inc.(a)                                                              116,318
     20,925      Ciena Corp.(a)                                                             510,779
      9,750      Cirrus Logic, Inc.(a)                                                      551,265
      2,370      Clearfield, Inc.(a)                                                         49,059
      4,081      Cohu, Inc.                                                                  56,726
     29,822      CommScope Holding Co., Inc.(a)                                           1,109,378
      3,715      Comtech Telecommunications Corp.                                            44,023
      3,805      Concurrent Computer Corp.                                                   20,357
      6,048      Cray, Inc.(a)                                                              125,194
     14,947      Cree, Inc.(a)                                                              394,451
     48,113      Cypress Semiconductor Corp.                                                550,413

================================================================================

70  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
        297      Dataram Corp.(a)(b)                                                   $        653
     11,075      Diebold Nixdorf, Inc.                                                      278,536
      4,719      Digi International, Inc.(a)                                                 64,886
      5,690      Diodes, Inc.(a)                                                            146,062
      4,564      DSP Group, Inc.(a)                                                          59,560
      4,740      Dycom Industries, Inc.(a)                                                  380,575
      7,058      EchoStar Corp., Class A(a)                                                 362,711
      7,109      Electronics for Imaging, Inc.(a)                                           311,801
      4,624      Emcore Corp.                                                                40,229
     21,468      Entegris, Inc.(a)                                                          384,277
      1,102      ePlus, Inc.(a)                                                             126,950
      7,831      Exar Corp.(a)                                                               84,418
     15,559      Extreme Networks, Inc.(a)                                                   78,262
     16,635      Finisar Corp.(a)                                                           503,541
     11,782      FormFactor, Inc.(a)                                                        131,958
     13,467      GigPeak, Inc.(a)                                                            33,937
      4,254      GSI Technology, Inc.(a)                                                     26,375
     12,042      Harmonic, Inc.(a)                                                           60,210
      3,541      ID Systems, Inc.(a)                                                         19,192
      3,365      Identiv, Inc.(a)                                                            10,701
     22,378      Infinera Corp.(a)                                                          189,989
      5,706      Inphi Corp.(a)                                                             254,602
      5,507      Insight Enterprises, Inc.(a)                                               222,703
     20,498      Integrated Device Technology, Inc.(a)                                      482,933
      5,107      InterDigital, Inc.                                                         466,524
     20,048      Intersil Corp., Class A                                                    447,070
      5,242      Intra-Cellular Therapies, Inc.(a)                                           79,102
     13,867      InvenSense, Inc.(a)                                                        177,359
     10,186      Ixia(a)                                                                    163,995
      3,911      IXYS Corp.                                                                  46,541
     11,813      Kopin Corp.(a)                                                              33,549
     10,388      Kulicke & Soffa Industries, Inc.(a)                                        165,689
      2,945      KVH Industries, Inc.(a)                                                     34,751
      9,095      Lantronix, Inc.(a)                                                          15,462
     19,222      Lattice Semiconductor Corp.(a)                                             141,474
      1,784      Loral Space & Communications, Inc.(a)                                       73,233
      8,678      LRAD Corp.                                                                  14,839
      8,277      Lumentum Holdings, Inc.(a)                                                 319,906
     66,222      Marvell Technology Group Ltd.                                              918,499
     42,572      Maxim Integrated Products, Inc.                                          1,642,002
      8,148      MaxLinear, Inc., Class A(a)                                                177,626
      6,091      Mercury Systems, Inc.(a)                                                   184,070
     17,514      Microsemi Corp.(a)                                                         945,231
      8,009      MKS Instruments, Inc.                                                      475,735
      5,621      Monolithic Power Systems, Inc.                                             460,529
     14,659      MoSys, Inc.(a)                                                               3,373
      4,363      Nanometrics, Inc.(a)                                                       109,337
     19,117      NCR Corp.(a)                                                               775,386
     12,904      Neonode, Inc.(a)                                                            23,743
      4,903      NeoPhotonics Corp.(a)                                                       53,001
      4,903      NETGEAR, Inc.(a)                                                           266,478
      9,701      Nimble Storage, Inc.(a)                                                     76,832
     20,414      Oclaro, Inc.(a)                                                            182,705
     62,736      ON Semiconductor Corp.(a)                                                  800,511
      1,750      Optical Cable Corp.(a)                                                       5,600
      3,332      PAR Technology Corp.(a)                                                     18,593
      4,644      ParkerVision, Inc.(a)(b)                                                     8,545
      1,900      PC Connection, Inc.                                                         53,371
      2,899      Pendrell Corp.(a)                                                           19,568
     10,897      Photronics, Inc.(a)                                                        123,136
      5,286      Pixelworks, Inc.(a)                                                         14,801
      5,004      Plantronics, Inc.                                                          274,019
      4,369      Power Integrations, Inc.                                                   296,437
     12,858      Pure Storage, Inc., Class A(a)                                             145,424
     45,364      Quantum Corp.(a)                                                            37,747
      9,826      QuickLogic Corp.(a)                                                         13,658
      2,149      Qumu Corp.(a)                                                                5,115
     16,362      Rambus, Inc.(a)                                                            225,305
      5,365      Rudolph Technologies, Inc.(a)                                              125,273
      3,608      ScanSource, Inc.(a)                                                        145,583
      7,106      Seachange International, Inc.(a)                                            16,344
      9,792      Semtech Corp.(a)                                                           308,938
     10,755      ShoreTel, Inc.(a)                                                           76,898
      6,054      Sigma Designs, Inc.(a)                                                      36,324
      6,196      Silicon Laboratories, Inc.(a)                                              402,740

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  71

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      2,214      Sonic Foundry, Inc.(a)                                                $     10,959
      8,411      Sonus Networks, Inc.(a)                                                     52,989
      4,851      Sunworks, Inc.(a)(b)                                                         9,702
      6,046      Super Micro Computer, Inc.(a)                                              169,590
      5,190      Synaptics, Inc.(a)                                                         278,080
      4,401      SYNNEX Corp.                                                               532,609
      1,844      Systemax, Inc.                                                              16,172
      5,204      Tech Data Corp.(a)                                                         440,675
     30,394      Teradyne, Inc.                                                             772,008
      7,141      Tessera Holding Corp.                                                      315,632
      2,692      TransAct Technologies, Inc.                                                 17,767
     10,957      TransEnterix, Inc.(a)(b)                                                    14,244
      3,998      Ubiquiti Networks, Inc.(a)                                                 231,084
      5,086      Ultra Clean Holdings, Inc.(a)                                               49,334
      3,837      Ultratech, Inc.(a)                                                          92,011
      7,417      USA Technologies, Inc.(a)                                                   31,893
     16,285      VeriFone Systems, Inc.(a)                                                  288,733
      7,735      ViaSat, Inc.(a)                                                            512,212
     36,093      Viavi Solutions, Inc.(a)                                                   295,241
      4,197      Vocera Communications, Inc.(a)                                              77,603
      4,073      VOXX International Corp.(a)                                                 19,143
      7,325      West Corp.                                                                 181,367
      9,468      Xcerra Corp.(a)                                                             72,336
                                                                                       ------------
                                                                                         29,374,992
                                                                                       ------------
TOBACCO - 0.1%
      1,357      Alliance One International, Inc.(a)                                         26,054
      4,407      Schweitzer-Mauduit International, Inc.                                     200,651
      3,477      Universal Corp.                                                            221,659
     14,824      Vector Group Ltd.                                                          337,098
                                                                                       ------------
                                                                                            785,462
                                                                                       ------------
TRAVEL & LEISURE - 4.9%
      1,928      Allegiant Travel Co.                                                       320,819
      4,521      AMC Entertainment Holdings, Inc., ClassA                                   152,132
     36,865      Aramark                                                                  1,316,818
     13,453      Avis Budget Group, Inc.(a)                                                 493,456
     12,500      Belmond Ltd., Class A(a)                                                   166,875
        187      Biglari Holdings, Inc.(a)                                                   88,488
      3,216      BJ's Restaurants, Inc.(a)                                                  126,389
     16,524      Bloomin' Brands, Inc.                                                      297,928
      3,169      Bob Evans Farms, Inc.                                                      168,623
     12,688      Boyd Gaming Corp.(a)                                                       255,917
      3,322      Bravo Brio Restaurant Group, Inc.(a)                                        12,624
      7,527      Brinker International, Inc.                                                372,812
      2,751      Buffalo Wild Wings, Inc.(a)                                                424,754
      8,936      Caesars Entertainment Corp.(a)(b)                                           75,956
      6,109      Carrols Restaurant Group, Inc.(a)                                           93,162
      6,355      Century Casinos, Inc.(a)                                                    52,302
      6,609      Cheesecake Factory, Inc.                                                   395,747
      5,449      Choice Hotels International, Inc.                                          305,416
      1,973      Churchill Downs, Inc.                                                      296,838
      2,773      Chuy's Holdings, Inc.(a)                                                    89,984
     16,076      Cinemark Holdings, Inc.                                                    616,675
      9,819      ClubCorp Holdings, Inc.                                                    140,903
      3,588      Cracker Barrel Old Country Store, Inc.                                     599,124
      5,755      Dave & Buster's Entertainment, Inc.(a)                                     324,007
      4,306      Del Frisco's Restaurant Group, Inc.(a)                                      73,202
      6,237      Del Taco Restaurants, Inc.(a)                                               88,066
     12,272      Denny's Corp.(a)                                                           157,450
      2,576      DineEquity, Inc.                                                           198,352
      7,322      Domino's Pizza, Inc.                                                     1,165,955
      6,916      Dover Downs Gaming & Entertainment, Inc.(a)                                  7,123
      1,592      Dover Motorsports, Inc.                                                      3,662
     11,272      Drive Shack, Inc.                                                           42,383
     14,048      Dunkin' Brands Group, Inc.                                                 736,677
      3,382      El Pollo Loco Holdings, Inc.(a)                                             41,599
      4,161      Eldorado Resorts, Inc.(a)                                                   70,529
        827      Empire Resorts, Inc.(a)(b)                                                  18,814
        791      Entertainment Gaming Asia, Inc.(a)                                           1,099
     16,667      Extended Stay America, Inc.                                                269,172

================================================================================

72  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      1,498      Famous Dave's Of America, Inc.(a)                                     $      7,415
      4,111      Fiesta Restaurant Group, Inc.(a)                                           122,713
      7,624      Four Corners Property Trust, Inc.                                          156,444
      8,160      Full House Resorts, Inc.(a)                                                 19,584
      1,026      Gaming Partners International Corp.                                         12,117
      2,486      Habit Restaurants, Inc., Class A(a)                                         42,884
      7,927      Hawaiian Holdings, Inc.(a)                                                 451,839
      3,841      Herc Holdings, Inc.(a)                                                     154,255
     11,270      Hertz Global Holdings, Inc.(a)                                             242,981
     86,531      Hilton Worldwide Holdings, Inc.                                          2,353,643
      6,088      Hyatt Hotels Corp., Class A(a)                                             336,423
     15,784      ILG, Inc.                                                                  286,795
      3,864      International Speedway Corp., Class A                                      142,195
      3,638      Isle of Capri Casinos, Inc.(a)                                              89,822
      4,126      J Alexander's Holdings, Inc.(a)                                             44,355
      4,878      Jack in the Box, Inc.                                                      544,580
      3,045      Jamba, Inc.(a)                                                              31,364
     49,327      JetBlue Airways Corp.(a)                                                 1,105,911
     12,475      La Quinta Holdings, Inc.(a)                                                177,270
     55,202      Las Vegas Sands Corp.                                                    2,948,339
      2,717      Liberty Braves Group, Class A(a)                                            55,671
      5,069      Liberty Braves Group, Class C(a)                                           104,371
      8,378      Liberty Expedia Holdings, Inc., Class A(a)                                 332,355
     10,940      Liberty TripAdvisor Holdings, Inc., Series A(a)                            164,647
      5,639      Luby's, Inc.(a)                                                             24,135
      2,274      Madison Square Garden Co., Class A(a)                                      390,014
      3,067      Marcus Corp.                                                                96,611
      3,630      Marriott Vacations Worldwide Corp.                                         308,006
     73,075      MGM Resorts International(a)                                             2,106,752
      2,088      Monarch Casino & Resort, Inc.(a)                                            53,829
      3,634      Noodles & Co.(a)(b)                                                         14,899
     24,573      Norwegian Cruise Line Holdings Ltd.(a)                                   1,045,090
      3,349      Panera Bread Co., Class A(a)                                               686,846
      4,041      Papa John's International, Inc.                                            345,829
     11,873      Penn National Gaming, Inc.(a)                                              163,729
      9,766      Pinnacle Entertainment, Inc.(a)                                            141,607
      8,482      Planet Fitness, Inc., Class A                                              170,488
      3,356      Popeyes Louisiana Kitchen, Inc.(a)                                         202,971
      4,799      Potbelly Corp.(a)                                                           61,907
      2,654      RCI Hospitality Holdings, Inc.                                              45,383
      2,601      Reading International, Inc., Class A(a)                                     43,177
      5,052      Red Lion Hotels Corp.(a)                                                    42,184
      1,864      Red Robin Gourmet Burgers, Inc.(a)                                         105,130
      4,813      Red Rock Resorts, Inc., Class A                                            111,613
     16,050      Regal Entertainment Group, Class A                                         330,630
     10,132      Ruby Tuesday, Inc.(a)                                                       32,726
      4,841      Ruth's Hospitality Group, Inc.                                              88,590
      7,679      Ryman Hospitality Properties, Inc.                                         483,854
     31,232      Sabre Corp.                                                                779,238
      7,878      Scientific Games Corp., Class A(a)                                         110,292
      9,937      SeaWorld Entertainment, Inc.                                               188,107

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  73

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      2,951      Shake Shack, Inc., Class A(a)                                         $    105,616
     12,972      Six Flags Entertainment Corp.                                              777,801
      7,663      SkyWest, Inc.                                                              279,316
      7,093      Sonic Corp.                                                                188,035
      1,762      Speedway Motorsports, Inc.                                                  38,183
     10,544      Spirit Airlines, Inc.(a)                                                   610,076
      9,590      Texas Roadhouse, Inc.                                                      462,622
      5,154      Town Sports International Holdings, Inc.(a)                                 12,885
     19,914      Travelport Worldwide Ltd.                                                  280,787
      2,100      Travelzoo, Inc.(a)                                                          19,740
      6,102      Vail Resorts, Inc.                                                         984,314
     30,432      Wendy's Co.                                                                411,441
      5,041      Wingstop, Inc.                                                             149,163
      5,646      World Wrestling Entertainment, Inc., Class A                               103,886
      3,126      Zoe's Kitchen, Inc.(a)                                                      74,993
                                                                                       ------------
                                                                                         32,662,300
                                                                                       ------------
                 Total Common Stocks - 98.2%                                            659,472,695
                                                                                       ------------

---------------------------------------------------------------------------------------------------
BENEFICIAL
INTEREST
(000)
---------------------------------------------------------------------------------------------------
OTHER INTERESTS(d)

PHARMACEUTICALS & BIOTECHNOLOGY - 0.0%
        $ 3      Merck KGaA                                                                       -
                                                                                       ------------
REAL ESTATE INVESTMENT TRUSTS (REITs) - 0.0%
          4      AmeriVest Properties, Inc.(a)                                                    -
                                                                                       ------------
TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
          4      Gerber Scientific, Inc.                                                         45
                                                                                       ------------
TRAVEL & LEISURE - 0.0%
         13      FRD Acquisition Co.                                                              -
                                                                                       ------------
                 Total Other Interests - 0.0%                                                    45
                                                                                       ------------

---------------------------------------------------------------------------------------------------
SHARES
HELD
---------------------------------------------------------------------------------------------------
RIGHTS - 0.0%

PHARMACEUTICALS & BIOTECHNOLOGY - 0.0%
     21,860      Dyax Corp. CVR (Expires 12/31/19)(a)                                        24,265
                                                                                       ------------
TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
      8,850      Leap Wireless, CVR, (Expires 07/16/18)(a)                                   28,099
                                                                                       ------------
                 Total Rights - 0.0%                                                         52,364
                                                                                       ------------
                 Total Long-Term Investments (Cost - $431,059,077) - 98.2%              659,525,104
                                                                                       ------------
SHORT-TERM SECURITIES
 10,850,139      BlackRock T-Fund, Institutional Class, 0.36%(c)(e)                      10,850,139
  5,565,324      SL Liquidity Series, LLC, Money Market Series, 0.95%(c)(e)(f)            5,565,880
                                                                                       ------------
                 Total Short-Term Securities (Cost - $16,415,631) - 2.4%                 16,416,019
                                                                                       ------------
                 TOTAL INVESTMENTS (COST - $447,474,708) - 100.6%                       675,941,123
                 LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%                          (4,112,890)
                                                                                       ------------

                 NET ASSETS - 100.0%                                                   $671,828,233
                                                                                       ============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Non-income producing security.

(b) Security, or a portion of security, is on loan.

================================================================================

74  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

(c) During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Series for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

                                  SHARES                                       SHARES
                                 HELD AT                                      HELD AT        VALUE AT
                            DECEMBER 31,        SHARES       SHARES      DECEMBER 31,    DECEMBER 31,             REALIZED
AFFILIATE                           2015     PURCHASED         SOLD              2016            2016     INCOME      GAIN
--------------------------------------------------------------------------------------------------------------------------
BlackRock Liquidity Funds,
  T-Fund, Institutional
  Class                                -    10,850,139(1)            -     10,850,139     $10,850,139   $  9,814         -
BlackRock Liquidity Funds,
  TempFund, Institutional
  Class                       15,610,860             -     (15,610,860)(2)          -               -     35,869         -
PennyMac Mortgage
  Investment Trust                10,450             -               -         10,450         171,066     19,646         -
SL Liquidity Series, LLC,
  Money Market Series          9,970,723             -      (4,405,399)(2)  5,565,324       5,565,880    810,919(3)   $231
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                     $16,587,085   $876,248      $231
--------------------------------------------------------------------------------------------------------------------------

(1)Represents net shares purchased.
(2)Represents net shares sold.
(3)Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d) Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(e) Current yield as of period end.
(f) Security was purchased with the cash collateral from loaned securities.

DERIVATIVE FINANCIAL INSTRUMENTS OUTSTANDING AS OF PERIOD END

FUTURES CONTRACTS

CONTRACTS                                                NOTIONAL     UNREALIZED
LONG         ISSUE                         EXPIRATION       VALUE   DEPRECIATION
--------------------------------------------------------------------------------
     90      Russell 2000 E-Mini Index     March 2017  $6,106,050       $(15,549)
     37      S&P MidCap 400 E-Mini Index   March 2017  $6,138,670        (55,510)
                                                                        --------

  TOTAL                                                                 $(71,059)
                                                                        ========

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  75

================================================================================

DERIVATIVE FINANCIAL INSTRUMENTS CATEGORIZED BY RISK EXPOSURE

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

                                                                                 FOREIGN
                                                                                CURRENCY    INTEREST
LIABILITIES - DERIVATIVE                     COMMODITY     CREDIT     EQUITY    EXCHANGE        RATE       OTHER
FINANCIAL INSTRUMENTS                        CONTRACTS  CONTRACTS  CONTRACTS   CONTRACTS   CONTRACTS   CONTRACTS     TOTAL
--------------------------------------------------------------------------------------------------------------------------
Futures contracts          Net unrealized
                           depreciation(1)           -          -    $71,059           -           -           -   $71,059
--------------------------------------------------------------------------------------------------------------------------

(1) Includes cumulative depreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statement of Operation was as follows:

                                                                                      FOREIGN
                                                                                     CURRENCY    INTEREST
                                                COMMODITY     CREDIT       EQUITY    EXCHANGE        RATE      OTHER
                                                CONTRACTS  CONTRACTS    CONTRACTS   CONTRACTS   CONTRACTS  CONTRACTS         TOTAL
----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
Futures contracts                                       -          -   $1,795,920           -           -          -   $ 1,795,920
----------------------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON:
Futures contracts                                       -          -   $   (6,022)          -           -          -   $    (6,022)
----------------------------------------------------------------------------------------------------------------------------------
AVERAGE QUARTERLY BALANCES OF OUTSTANDING
  DERIVATIVE FINANCIAL INSTRUMENTS
Futures contracts:
  Average notional value of contracts - long                                                                           $15,718,518
----------------------------------------------------------------------------------------------------------------------------------

For more information about the Series' investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

FAIR VALUE HIERARCHY AS OF PERIOD END

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Series' policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

================================================================================

76  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

The following tables summarize the Series' investments and derivative financial instruments categorized in the disclosure hierarchy:

                                                 LEVEL 1             LEVEL 2        LEVEL 3      TOTAL
----------------------------------------------------------------------------------------------------------
ASSETS:

Investments:

   Common Stocks:
     Aerospace & Defense                      $ 10,812,177            $     -      $     -    $ 10,812,177
     Alternative Energy                            716,847                  -            -         716,847
     Automobiles & Parts                        13,791,241                  -            -      13,791,241
     Banks                                      54,745,786                  -            -      54,745,786
     Beverages                                     550,904                  -            -         550,904
     Chemicals                                  17,524,584                  -            -      17,524,584
     Construction & Materials                   16,717,990                  -            -      16,717,990
     Electricity                                 8,112,367                  -            -       8,112,367
     Electronic & Electrical Equipment          19,419,850                  -            -      19,419,850
     Financial Services                         30,543,238                  -            -      30,543,238
     Fixed Line Telecommunications               1,948,913                  -            -       1,948,913
     Food & Drug Retailers                       4,479,091                  -            -       4,479,091
     Food Producers                             14,783,579                  -            -      14,783,579
     Forestry & Paper                            1,524,762                  -            -       1,524,762
     Gas, Water & Multi-Utilities                9,848,281                  -            -       9,848,281
     General Industrials                        10,415,175                  -            -      10,415,175
     General Retailers                          26,850,245                  -            -      26,850,245
     Health Care Equipment & Services           29,981,066                  -            -      29,981,066
     Household Goods & Home Construction        10,145,109                  -            -      10,145,109
     Industrial Engineering                     20,557,222                  -            -      20,557,222
     Industrial Metals & Mining                  6,396,335             22,101            -       6,418,436
     Industrial Transportation                   8,550,945                  -            -       8,550,945
     Leisure Goods                               5,540,434                  -            -       5,540,434
     Life Insurance                              2,293,670                  -            -       2,293,670
     Media                                      23,924,629                  -            -      23,924,629
     Mining                                      3,891,925                  -            -       3,891,925
     Mobile Telecommunications                   6,522,852                  -            -       6,522,852
     Nonlife Insurance                          24,552,156                  -            -      24,552,156
     Oil & Gas Producers                        18,528,076                  -            -      18,528,076
     Oil Equipment, Services & Distribution      9,337,213                  -            -       9,337,213
     Personal Goods                              6,078,382                  -            -       6,078,382
     Pharmaceuticals & Biotechnology            33,582,013                  -            -      33,582,013
     Real Estate Investment & Services          10,130,038                  -            -      10,130,038
     Real Estate Investment Trusts (REITs)      58,563,809                  -            -      58,563,809
     Software & Computer Services               48,302,183                  -            -      48,302,183
     Support Services                           26,964,753                  -            -      26,964,753
     Technology Hardware & Equipment            29,374,992                  -            -      29,374,992
     Tobacco                                       785,462                  -            -         785,462
     Travel & Leisure                           32,662,300                  -            -      32,662,300

   Other Interests:
     Technology Hardware & Equipment                     -                  -           45              45

   Rights:
     Pharmaceuticals & Biotechnology                     -                  -       24,265          24,265
     Technology Hardware & Equipment                     -                  -       28,099          28,099

   Short-Term Securities                        10,850,139                  -            -      10,850,139
----------------------------------------------------------------------------------------------------------
SUBTOTAL                                      $670,300,733            $22,101      $52,409    $670,375,243
----------------------------------------------------------------------------------------------------------
INVESTMENTS VALUED AT NAV(1)                                                                     5,565,880
----------------------------------------------------------------------------------------------------------
TOTAL                                                                                         $675,941,123
==========================================================================================================

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  77

================================================================================

                                         DERIVATIVE FINANCIAL INSTRUMENTS(2)
----------------------------------------------------------------------------------------------------------
                                                 LEVEL 1             LEVEL 2        LEVEL 3       TOTAL
----------------------------------------------------------------------------------------------------------
LIABILITIES:
Equity contracts                                 $(71,059)                 -              -       $(71,059)
==========================================================================================================

(1) As of December 31, 2016, certain of the Series' investments were valued using NAV per share as no quoted market value is available and have been excluded from the fair value hierarchy.

(2) Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2016, there were no transfers between levels.

================================================================================

78  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments at value - unaffiliated (including securities
      loaned at value of $5,088,861) (cost - $430,842,503)             $659,354,038
   Investments at value - affiliated (cost - $16,632,205)                16,587,085
   Cash pledged for futures contracts                                       525,700
   Receivables:
      Dividends - unaffiliated                                              931,603
      Contributions from investors                                          785,521
      Securities lending income - affiliated                                 40,181
      Investments sold                                                        3,481
      Dividends - affiliated                                                  3,444
   Prepaid expenses                                                           2,312
                                                                       ------------
           Total assets                                                 678,233,365
                                                                       ------------
LIABILITIES
   Cash collateral on securities loaned at value                          5,565,262
   Bank overdraft                                                             8,670
   Payables:
      Contributions to the Master                                           523,469
      Variation margin on futures contracts                                  50,151
      Investment advisory fees                                                5,136
      Directors' fees                                                         5,569
      Other affiliates                                                        3,661
      Other accrued expenses                                                243,214
                                                                       ------------
           Total liabilities                                              6,405,132
                                                                       ------------
NET ASSETS                                                             $671,828,233
                                                                       ============
NET ASSETS CONSIST OF
   Investors' capital                                                  $443,432,877
   Net unrealized appreciation (depreciation)                           228,395,356
                                                                       ------------
   Net Assets                                                          $671,828,233
                                                                       ============

See notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  79

================================================================================

STATEMENT OF OPERATIONS

Year ended December 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends - unaffiliated                                          $ 8,964,045
   Securities lending - affiliated - net                                 810,919
   Other income                                                           96,379
   Dividends - affiliated                                                 65,329
   Foreign taxes withheld                                                 (4,811)
                                                                     -----------
            Total investment income                                    9,931,861
                                                                     -----------
EXPENSES
   Investment advisory                                                    61,284
   Accounting services                                                   128,094
   Professional                                                           69,477
   Custodian                                                              56,243
   Directors                                                              27,590
   Pricing fees                                                           26,514
   Printing                                                               22,143
   Miscellaneous                                                           3,578
                                                                     -----------
           Total expenses                                                394,923
   Less:
       Fees waived by the Manager                                         (8,730)
       Fees paid indirectly                                                 (163)
                                                                     -----------
           Total expenses after fees waived and paid indirectly          386,030
                                                                     -----------
NET INVESTMENT INCOME                                                  9,545,831
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain from:
       Investments - unaffiliated                                     36,304,303
       Investments - affiliated                                              231
       Futures contracts                                               1,795,920
                                                                     -----------
                                                                      38,100,454
                                                                     -----------
     Net change in unrealized appreciation (depreciation) on:
         Investments - unaffiliated                                   45,189,750
         Investments - affiliated                                         20,096
         Futures contracts                                                (6,022)
                                                                     -----------
                                                                      45,203,824
                                                                     -----------
             Net realized and unrealized gain                         83,304,278
                                                                     -----------
     Net Increase in Net Assets Resulting from Operations            $92,850,109
                                                                     ===========

See notes to financial statements.

================================================================================

80  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

Years ended December 31,

--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:                                2016             2015
---------------------------------------------------------------------------------------
OPERATIONS
  Net investment income                                   $  9,545,831     $  8,433,717
  Net realized gain                                         38,100,454       41,451,801
  Net change in unrealized appreciation (depreciation)      45,203,824      (71,694,731)
                                                          -----------------------------
  Net increase (decrease) in net assets resulting
      from operations                                       92,850,109      (21,809,213)
                                                          -----------------------------
CAPITAL TRANSACTIONS
  Proceeds from contributions                               55,281,518       74,606,931
  Value of withdrawals                                     (96,053,186)     (94,072,983)
                                                          -----------------------------
  Net decrease in net assets derived from
      capital transactions                                 (40,771,668)     (19,466,052)
                                                          -----------------------------
NET ASSETS
  Total increase (decrease) in net assets                   52,078,441      (41,275,265)
  Beginning of year                                        619,749,792      661,025,057
                                                          -----------------------------
  End of year                                             $671,828,233     $619,749,792
                                                          =============================

See notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  81

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31
                                             ----------------------------------------------------------------
                                                 2016          2015         2014            2013         2012
                                             ----------------------------------------------------------------
TOTAL RETURN
Total return                                    16.07%        (3.32)%       7.66%          37.98%       18.04%
                                             ----------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
Total expenses                                   0.06%         0.07%        0.07%(1)        0.07%        0.10%
                                             ----------------------------------------------------------------
Total expenses after fees waived
 and paid indirectly                             0.06%         0.06%        0.07%(1)        0.06%        0.09%
                                             ----------------------------------------------------------------
Net investment income                            1.56%         1.27%        1.35%(1)        1.32%        1.83%
                                             ----------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of year (000)                $671,828      $619,750     $661,025        $615,867     $398,305
                                             ----------------------------------------------------------------`
Portfolio turnover rate                            13%           14%          10%             18%          12%
                                             ----------------------------------------------------------------

(1) Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

================================================================================

82  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

--------------------------------------------------------------------------------

(1) ORGANIZATION

Quantitative Master Series LLC (the "Master LLC") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Master Extended Market Index Series (the "Series") is a series of the Master LLC. The Series is classified as diversified. The Master LLC is organized as a Delaware limited liability company. The Master LLC's Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the "Board") to issue non-transferable interests, subject to certain limitations.

The Series, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the "Manager") or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

(2) SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Series is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

SEGREGATION AND COLLATERALIZATION - In cases where the Series enters into certain investments (e.g., futures contracts) that would be treated as "senior securities" for 1940 Act purposes, the Series may segregate or designate on its

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  83

================================================================================

books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a "senior security." Furthermore, if required by an exchange or counterparty agreement, the Series may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME - For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

RECENT ACCOUNTING STANDARD - In April 2015, the Financial Accounting Standards Board issued "Disclosures for Investments in Certain Entities that Calculate Net Asset Value ("NAV") per Share" which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of December 31, 2016, certain investments of the Series were valued using NAV per share as no quoted market value was available and have been excluded from the fair value hierarchy.

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update "Restricted Cash" which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Series presentation in the Statement of Cash Flows.

INDEMNIFICATIONS - In the normal course of business, the Series enters into contracts that contain a variety of representations that provide general indemnification. The Series' maximum exposure under these arrangements is

================================================================================

84  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

unknown because it involves future potential claims against the Series, which cannot be predicted with any certainty.

OTHER - Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Series had an arrangement with its custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned may have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Series no longer earns credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

(3) INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

INVESTMENT VALUATION POLICIES - The Series' investments are valued at fair value (also referred to as "market value" within the financial statements) as of the close of trading on the New York Stock Exchange ("NYSE") generally 4:00 p.m., Eastern time (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the "Global Valuation Committee") is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

FAIR VALUE INPUTS AND METHODOLOGIES - The following methods and inputs are used to establish the fair value of the Series' assets and liabilities:

o Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  85

================================================================================

    on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

o Investments in open-end U.S. mutual funds are valued at net asset value ("NAV") each business day.

o The Series values its investment in SL Liquidity Series, LLC, Money Market Series (the "Money Market Series") at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund's net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

o   Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value ("Fair Valued Investments"). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Series might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

================================================================================

86  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Series pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds ("Private Company" or collectively, the "Private Companies") and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

                STANDARD INPUTS GENERALLY CONSIDERED BY THIRD PARTY PRICING SERVICES
-----------------------------------------------------------------------------------------------------------------
Market approach     (i)     recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
                   (ii)     recapitalizations and other transactions across the capital structure; and
                  (iii)     market multiples of comparable issuers.
-----------------------------------------------------------------------------------------------------------------
Income approach     (i)     future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
                   (ii)     quoted prices for similar investments or assets in active markets; and
                  (iii)     other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
-----------------------------------------------------------------------------------------------------------------
Cost approach       (i)     audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
                   (ii)     changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
                  (iii)     known secondary market transactions in the Private Company's interests and merger or acquisition activity in companies comparable to the Private
                            Company.
-----------------------------------------------------------------------------------------------------------------

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  87

================================================================================

issuer. Valuation techniques such as an option pricing model ("OPM"), a probability weighted expected return model ("PWERM") or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

FAIR VALUE HIERARCHY - Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

o Level 1 -- unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Series has the ability to access

o Level 2 -- other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

o Level 3 -- unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series' own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly,

================================================================================

88  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by private companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Series' policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

(4) SECURITIES AND OTHER INVESTMENTS

SECURITIES LENDING - The Series may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Series collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Series is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Series and any additional required collateral is delivered to the Series, or excess collateral returned by the Series, on the next business day. During the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  89

================================================================================

term of the loan, the Series is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Series' Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC ("BIM") if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Series under Master Securities Lending Agreements (each, an "MSLA"), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty's bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties' obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party's net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

================================================================================

90  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

As of period end, the following table is a summary of the Series' securities lending agreements by counterparty, which are subject to offset under an MSLA:

                                                       SECURITIES             CASH
                                                        LOANED              COLLATERAL           NET
COUNTERPARTY                                            AT VALUE            RECEIVED(1)        AMOUNT
-----------------------------------------------------------------------------------------------------
Barclays Capital, Inc.                               $  215,207           $  (215,207)           -
BNP Paribas S.A.                                        182,478              (182,478)           -
Citigroup Global Markets, Inc.                        1,421,769            (1,421,769)           -
Credit Suisse Securities (USA) LLC                       97,910               (97,910)           -
Deutsche Bank Securities, Inc.                          639,809              (639,809)           -
Goldman Sachs & Co.                                   1,278,497            (1,278,497)           -
JP Morgan Securities LLC                                155,582              (155,582)           -
Merrill Lynch, Pierce, Fenner & Smith, Inc.             260,140              (260,140)           -
Morgan Stanley                                          481,388              (481,388)           -
National Financial Services LLC                          47,563               (47,563)           -
SG Americas Securities LLC                               50,562               (50,562)           -
UBS Securities LLC                                      257,956              (257,956)           -
                                                     ------------------------------------------------
TOTAL                                                $5,088,861           $(5,088,861)           -
                                                     ================================================

(1)Cash collateral with a value of $5,565,262 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Series benefits from a borrower default indemnity provided by BIM. BIM's indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Series could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

(5) DERIVATIVE FINANCIAL INSTRUMENTS

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  91

================================================================================

foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter ("OTC").

FUTURES CONTRACTS - The Series invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Series and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Series are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract's size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract ("variation margin"). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

================================================================================

92  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

(6) INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. ("BlackRock") for 1940 Act purposes.

INVESTMENT ADVISORY - The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with the Manager, the Series' investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory. The Manager is responsible for the management of the Series' portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Series.

For such services, the Series pays the Manager a monthly fee which is determined by calculating a percentage of the Series' average daily net assets based on an annual rate of 0.01%

EXPENSE LIMITATIONS, WAIVERS AND REIMBURSEMENTS - With respect to the Series, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Series' business ("expense limitation"). The expense limitation as a percentage of average daily net assets is 0.12%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Directors who are not "interested persons" of the Master LLC, as defined in the 1940 Act, or by a vote of a majority of the outstanding voting securities of the Series.

With respect to the Series, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2016, the amount waived was $8,730.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  93

================================================================================

Effective September 1, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion of the Series' assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds. Prior to September 1, 2016, the Manager did not waive such fees. This voluntary waiver may be reduced or discontinued at any time without notice.

For the year ended December 31, 2016, the Series reimbursed the Manager $6,947 for certain accounting services, which is included in accounting services in the Statement of Operations.

SECURITIES LENDING - The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Series, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Series is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the "collateral investment expenses"). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Series.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Series retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the "specials only securities").

Pursuant to such agreement, the Series retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Series, pursuant to the securities lending agreement, will retain for the

================================================================================

94  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by the Series is shown as securities lending - affiliated - net in the Statement of Operations. For the year ended December 31, 2016, the Series paid BIM $202,732 for securities lending agent services.

OFFICERS AND DIRECTORS - Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

OTHER TRANSACTIONS - The Series may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2016, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

                PURCHASES           SALES          NET REALIZED GAIN
               ------------------------------------------------------
                $2,990,449       $12,407,469          $3,734,324
               ------------------------------------------------------

(7) PURCHASES AND SALES

For the year ended December 31, 2016, purchases and sales of investments excluding short-term securities were $75,612,524 and $95,439,303 respectively.

(8) INCOME TAX INFORMATION

The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series' U.S. federal tax returns generally remains open for

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  95

================================================================================

each of the four years ended December 31, 2016. The statutes of limitations on the Series' state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Series as of December 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Series' financial statements.

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

 Tax cost                                                        $450,288,887
                                                                 ------------
 Gross unrealized appreciation                                   $275,424,608
 Gross unrealized depreciation                                    (49,772,372)
                                                                 ------------
 Net unrealized appreciation                                     $225,652,236
                                                                 ------------

(9) BANK BORROWINGS

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates ("Participating Funds"), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Series may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Series, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate

================================================================================

96  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

(but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Series did not borrow under the credit agreement.

(10) PRINCIPAL RISKS

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers of securities owned by the Series. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities' value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Series may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

VALUATION RISK - The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Series may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  97

================================================================================

the Series' NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Series may lose value, regardless of the individual results of the securities and other instruments in which the Series invests.

COUNTERPARTY CREDIT RISK - Similar to issuer credit risk, the Series may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Series manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series' exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Series.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures there is less counterparty credit risk to the Series since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Series does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker's customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its

================================================================================

98  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker's customers, potentially resulting in losses to the Series.

(11) SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  99

================================================================================

OFFICERS AND DIRECTORS(1)

--------------------------------------------------------------------------------

                                                                                              NUMBER OF
                                                                                              BLACKROCK-
                                                                                         ADVISED REGISTERED          PUBLIC
                                                                                             INVESTMENT             COMPANY
                                                                                              COMPANIES            AND OTHER
                                                                                         ("RICs") CONSISTING      INVESTMENT
                                                                PRINCIPAL                   OF INVESTMENT           COMPANY
                        POSITION(S)                           OCCUPATION(S)                   PORTFOLIOS         DIRECTORSHIPS
NAME, ADDRESS(2) AND   HELD WITH THE       LENGTH OF           DURING PAST                  ("PORTFOLIOS")        HELD DURING
YEAR OF BIRTH           MASTER LLC       TIME SERVED(4)         FIVE YEARS                     OVERSEEN         PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS(3)
Rodney D. Johnson         Chair of the       Since 2007       President, Fairmount          26 RICs             None
1941                      Board and                           Capital Advisors, Inc. from   consisting of
                          Director                            1987 to 2013; Member of       146 Portfolios
                                                              the Archdiocesan Investment
                                                              Committee of the Archdiocese
                                                              of Philadelphia from 2004 to
                                                              2012; Director, The
                                                              Committee of Seventy (civic)
                                                              from 2006 to 2012; Director,
                                                              Fox Chase Cancer Center from
                                                              2004 to 2011; Director, The
                                                              Mainstay (non-profit)
                                                              since 2016.

Susan J. Carter           Director           Since 2016       Director, Pacific Pension     26 RICs             None
1956                                                          Institute since 2014;         consisting of
                                                              Advisory Board Member,        146 Portfolios
                                                              Center for Private Equity
                                                              and Entrepreneurship at
                                                              Tuck School of Business
                                                              since 1997; Senior Advisor,
                                                              Commonfund Capital, Inc.
                                                              ("CCI") (investment adviser)
                                                              in 2015; Chief Executive
                                                              Officer, CCI from 2013 to
                                                              2014; President & Chief
                                                              Executive Officer, CCI from
                                                              1997 to 2013; Advisory
                                                              Board Member, Girls Who
                                                              Invest since 2015; Advisory
                                                              Board Member, Bridges
                                                              Ventures since 2016; Trustee,
                                                              Financial Accounting
                                                              Foundation since 2017.

================================================================================

100  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

                                                                                            NUMBER OF
                                                                                            BLACKROCK-
                                                                                       ADVISED REGISTERED          PUBLIC
                                                                                           INVESTMENT             COMPANY
                                                                                            COMPANIES            AND OTHER
                                                                                       ("RICs") CONSISTING      INVESTMENT
                                                              PRINCIPAL                   OF INVESTMENT           COMPANY
                        POSITION(S)                         OCCUPATION(S)                   PORTFOLIOS         DIRECTORSHIPS
NAME, ADDRESS(2) AND   HELD WITH THE       LENGTH OF         DURING PAST                  ("PORTFOLIOS")        HELD DURING
YEAR OF BIRTH           MASTER LLC       TIME SERVED(4)       FIVE YEARS                     OVERSEEN         PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
Collette Chilton          Director           Since 2015     Chief Investment Officer,         26 RICs           None
1958                                                        Williams College since            consisting of
                                                            2006; Chief Investment            146 Portfolios
                                                            Officer, Lucent Asset
                                                            Management Corporation
                                                            from 1998 to 2006.

Neil A. Cotty             Director           Since 2016     Bank of America                   26 RICs           None
1954                                                        Corporation from 1996             consisting of
                                                            to 2015, serving in various       146 Portfolios
                                                            senior finance leadership
                                                            roles, including Chief
                                                            Accounting Officer, from
                                                            2009 to 2015, Chief
                                                            Financial Officer of Global
                                                            Banking, Markets and
                                                            Wealth Management from
                                                            2008 to 2009, Chief
                                                            Accounting Officer from
                                                            2004 to 2008, Chief
                                                            Financial Officer of
                                                            Consumer Bank from 2003
                                                            to 2004, Chief Financial
                                                            Officer of Global Corporate
                                                            Investment Bank from
                                                            1999 to 2002.

Cynthia A.                Director           Since 2007     Professor, Harvard Business       26 RICs           Newell
Montgomery                                                  School since 1989; Director,      consisting of     Rubbermaid,
1952                                                        McLean Hospital from 2005         146 Portfolios    Inc.
                                                            to 2012.                                            (manufacturing)

Joseph P. Platt           Director           Since 2007     General Partner, Thorn            26 RICs           Greenlight
1947                                                        Partners, LP (private             consisting of     Capital Re,
                                                            investments) since 1998;          146 Portfolios    Ltd.
                                                            Director, WQED Multi-                               (reinsurance
                                                            Media (public broadcasting                          company);
                                                            not-for-profit) since                               Consol
                                                            2001; Chair, Basic                                  Energy Inc.
                                                            Health International
                                                            (non-profit) since 2015.

================================================================================

                                     OFFICERS' AND DIRECTORS' INFORMATION |  101

================================================================================

                                                                                              NUMBER OF
                                                                                              BLACKROCK-
                                                                                         ADVISED REGISTERED          PUBLIC
                                                                                             INVESTMENT             COMPANY
                                                                                              COMPANIES            AND OTHER
                                                                                         ("RICs") CONSISTING      INVESTMENT
                                                                PRINCIPAL                   OF INVESTMENT           COMPANY
                        POSITION(S)                           OCCUPATION(S)                   PORTFOLIOS         DIRECTORSHIPS
NAME, ADDRESS(2) AND   HELD WITH THE       LENGTH OF           DURING PAST                  ("PORTFOLIOS")        HELD DURING
YEAR OF BIRTH           MASTER LLC       TIME SERVED(4)         FIVE YEARS                     OVERSEEN         PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
Robert C. Robb, Jr.       Director           Since 2007       Partner, Lewis, Eckert,       26 RICs             None
1945                                                          Robb and Company              consisting of
                                                              (management and               146 Portfolios
                                                              financial consulting
                                                              firm) since 1981 and
                                                              Principal since 2010.

Mark Stalnecker           Director           Since 2015       Chief Investment Officer,     26 RICs             None
1951                                                          University of Delaware        consisting of
                                                              from 1999 to 2013; Trustee,   146 Portfolios
                                                              Winterthur Museum and
                                                              Country Estate from 2001
                                                              to 2015; Member of the
                                                              Investment Committee,
                                                              Delaware Public Employees'
                                                              Retirement System since
                                                              2002; Member of the
                                                              Investment Committee,
                                                              Christiana Care Health
                                                              System since 2009; Member
                                                              of the Investment
                                                              Committee, Delaware
                                                              Community Foundation
                                                              from 2013 to 2014;
                                                              Director, SEI Private
                                                              Trust Co. from 2001
                                                              to 2014.

================================================================================

102  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

                                                                                              NUMBER OF
                                                                                              BLACKROCK-
                                                                                         ADVISED REGISTERED          PUBLIC
                                                                                             INVESTMENT             COMPANY
                                                                                              COMPANIES            AND OTHER
                                                                                         ("RICs") CONSISTING      INVESTMENT
                                                                PRINCIPAL                   OF INVESTMENT           COMPANY
                        POSITION(S)                           OCCUPATION(S)                   PORTFOLIOS         DIRECTORSHIPS
NAME, ADDRESS(2) AND   HELD WITH THE       LENGTH OF           DURING PAST                  ("PORTFOLIOS")        HELD DURING
YEAR OF BIRTH           MASTER LLC       TIME SERVED(4)         FIVE YEARS                     OVERSEEN         PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
Kenneth L. Urish          Director           Since 2007       Managing Partner, Urish       26 RICs             None
1951                                                          Popeck & Co., LLC             consisting of
                                                              (certified public             146 Portfolios
                                                              accountants and consultants)
                                                              since 1976; Past-Chairman of
                                                              the Professional Ethics
                                                              Committee of the
                                                              Pennsylvania Institute of
                                                              Certified Public
                                                              Accountants and
                                                              Committee Member
                                                              thereof since 2007;
                                                              Member of External
                                                              Advisory Board, The
                                                              Pennsylvania State
                                                              University Accounting
                                                              Department since
                                                              founding in 2001;
                                                              Principal, UP Strategic
                                                              Wealth Investment
                                                              Advisors, LLC since 2013;
                                                              Trustee, The Holy Family
                                                              Institute from 2001 to
                                                              2010; President and
                                                              Trustee, Pittsburgh
                                                              Catholic Publishing
                                                              Associates from 2003 to
                                                              2008; Director,
                                                              Inter-Tel from 2006 to
                                                              2007.

================================================================================

                                     OFFICERS' AND DIRECTORS' INFORMATION |  103

================================================================================

                                                                                              NUMBER OF
                                                                                              BLACKROCK-
                                                                                         ADVISED REGISTERED          PUBLIC
                                                                                             INVESTMENT             COMPANY
                                                                                              COMPANIES            AND OTHER
                                                                                         ("RICs") CONSISTING      INVESTMENT
                                                                PRINCIPAL                   OF INVESTMENT           COMPANY
                        POSITION(S)                           OCCUPATION(S)                   PORTFOLIOS         DIRECTORSHIPS
NAME, ADDRESS(2) AND   HELD WITH THE       LENGTH OF           DURING PAST                  ("PORTFOLIOS")        HELD DURING
YEAR OF BIRTH           MASTER LLC       TIME SERVED(4)         FIVE YEARS                     OVERSEEN         PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
Claire A. Walton          Director          Since 2016       Chief Operating Officer       26 RICs             None
1957                                                         and Chief Financial Officer   consisting of
                                                             of Liberty Square Asset       146 Portfolios
                                                             Management, LP from
                                                             1998 to 2015; General
                                                             Partner of Neon Liberty
                                                             Capital Management, LLC
                                                             since 2003; Director,
                                                             Boston Hedge Fund Group
                                                             since 2009; Director,
                                                             Woodstock Ski Runners
                                                             since 2013; Director,
                                                             Massachusetts Council
                                                             on Economic Education
                                                             from 2013 to 2015.

Frederick W.              Director          Since 2007       Director, Alkon               26 RICs             None
Winter                                                       Corporation since 1992;       consisting of
1945                                                         Dean Emeritus of the          146 Portfolios
                                                             Joseph M. Katz School
                                                             of Business, University
                                                             of Pittsburgh, Dean
                                                             and Professor from
                                                             1997 to 2005, Professor
                                                             until 2013.

INTERESTED DIRECTORS(5)

Barbara G.                Director          Since 2015       Vice Chairman of Black        100 RICs            None
Novick                                                       Rock, Inc. since 2006;        consisting of
1960                                                         Chair of BlackRock's          220 Portfolios
                                                             Government Relations
                                                             Steering Committee
                                                             since 2009; Head of the
                                                             Global Client Group of
                                                             BlackRock, Inc. from
                                                             1988 to 2008.

================================================================================

104  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

                                                                                              NUMBER OF
                                                                                              BLACKROCK-
                                                                                         ADVISED REGISTERED          PUBLIC
                                                                                             INVESTMENT             COMPANY
                                                                                              COMPANIES            AND OTHER
                                                                                         ("RICs") CONSISTING      INVESTMENT
                                                                PRINCIPAL                   OF INVESTMENT           COMPANY
                        POSITION(S)                           OCCUPATION(S)                   PORTFOLIOS         DIRECTORSHIPS
NAME, ADDRESS(2) AND   HELD WITH THE       LENGTH OF           DURING PAST                  ("PORTFOLIOS")        HELD DURING
YEAR OF BIRTH           MASTER LLC       TIME SERVED(4)         FIVE YEARS                     OVERSEEN         PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
John M.                   Director,         Since 2015       Managing Director of          128 RICs            None
Perlowski                 President and     (Director);      BlackRock, Inc. since         consisting of
1964                      Chief             Since 2010       2009; Head of BlackRock       318 Portfolios
                          Executive         (President       Global Fund & Accounting
                          Officer           and              Services since 2009;
                                            Chief            Managing Director and
                                            Executive        Chief Operating Officer of
                                            Officer)         the Global Product Group
                                                             at Goldman Sachs Asset
                                                             Management, L.P. from
                                                             2003 to 2009; Treasurer of
                                                             Goldman Sachs Mutual
                                                             Funds from 2003 to 2009
                                                             and Senior Vice President
                                                             thereof from 2007 to 2009;
                                                             Advisory Director of
                                                             Goldman Sachs Offshore
                                                             Funds from 2002 to 2009;
                                                             Director of Family Resource
                                                             Network (charitable
                                                             foundation) since 2009.

(1) As of February 16, 2017.

(2) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(3) Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(4) Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc. ("BlackRock") in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, those Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia
    A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(5) Ms. Novick and Mr. Perlowski are both "interested persons," as defined in the 1940 Act, of the Master LLC based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex, and Ms. Novick is a board member of the BlackRock Closed-End Complex.

================================================================================

                                     OFFICERS' AND DIRECTORS' INFORMATION |  105

================================================================================

                             POSITION(S)
NAME, ADDRESS(1) AND        HELD WITH THE      LENGTH OF               PRINCIPAL OCCUPATION(S)
YEAR OF BIRTH                MASTER LLC       TIME SERVED              DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT
  DIRECTORS(2)

Jennifer McGovern        Vice President           Since 2014        Managing Director of BlackRock, Inc. since 2016; Director
1977                                                                of BlackRock, Inc. from 2011 to 2015; Head of Product
                                                                    Structure and Oversight for BlackRock's U.S. Wealth
                                                                    Advisory Group since 2013; Vice President of BlackRock, Inc.
                                                                    from 2008 to 2010.

Neal J. Andrews          Chief Financial          Since 2007        Managing Director of BlackRock, Inc. since 2006; Senior
1966                     Officer                                    Vice President and Line of Business Head of Fund Accounting
                                                                    and Administration at PNC Global Investment Servicing
                                                                    (U.S.) Inc. from 1992 to 2006.

Jay M. Fife              Treasurer                Since 2007        Managing Director of BlackRock, Inc. since 2007; Director of
1970                                                                BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and
                                                                    Fund Asset Management, L.P. advised funds from 2005 to 2006;
                                                                    Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park             Chief Compliance         Since 2014        Anti-Money Laundering Compliance Officer for the
1967                     Officer                                    BlackRock-advised Funds in the Equity-Bond Complex, the
                                                                    Equity-Liquidity Complex and the Closed-End Complex from
                                                                    2014 to 2015; Chief Compliance Officer of BlackRock
                                                                    Advisors, LLC and the BlackRock-advised Funds in the Equity-
                                                                    Bond Complex, the Equity-Liquidity Complex and the Closed-
                                                                    End Complex since 2014; Principal of and Chief Compliance
                                                                    Officer for iShares(R) Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors ("BFA") since 2006; Chief
                                                                    Compliance Officer for the BFA-advised iShares(R) exchange traded funds since 2006; Chief Compliance Officer for
                                                                    BlackRock Asset Management International Inc. since 2012.

Fernanda Piedra          Anti-Money               Since 2015        Director of BlackRock, Inc. since 2014; Anti-Money
1969                     Laundering                                 Laundering Compliance Officer and Regional Head of
                         Compliance                                 Financial Crime for the Americas at BlackRock, Inc. since
                         Officer                                    2014; Head of Regulatory Changes and Remediation for the
                                                                    Asset Wealth Management Division of Deutsche Bank from
                                                                    2010 to 2014; Vice President of Goldman Sachs (Anti-Money
                                                                    Laundering/Suspicious Activities Group) from 2004 to 2010.

Benjamin Archibald       Secretary                Since 2012        Managing Director of BlackRock, Inc. since 2014; Director
1975                                                                of BlackRock, Inc. from 2010 to 2013; Secretary of the
                                                                    iShares(R) exchange traded funds since 2015; Secretary of
                                                                    the BlackRock-advised mutual funds since 2012.

(1) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(2) Officers of the Master LLC serve at the pleasure of the Board.

Further information about the Officers and Directors is available in the Master LLC's Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2016, David O. Beim and Dr. Matina S. Horner resigned as Directors of the Master LLC.

================================================================================

106  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

ADDITIONAL INFORMATION

INVESTMENT ADVISER
BlackRock Advisors, LLC
Wilmington, DE 19809

ACCOUNTING AGENT AND CUSTODIAN
State Street Bank and Trust Company
Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Boston, MA 02116

LEGAL COUNSEL
Sidley Austin LLP
New York, NY 10019

ADDRESS OF THE SERIES
100 Bellevue Parkway
Wilmington, DE 19809

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Series files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q are available on the SEC's website at http://www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC's website without charge may be obtained by calling (800) SEC-0330. The Series' Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Series uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC's website at http://www.sec.gov.

AVAILABILITY OF PROXY VOTING RECORD

Information about how the Series voted proxies relating to securities held in the Series' portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC's website at http://www.sec.gov.

================================================================================

                                     OFFICERS' AND DIRECTORS' INFORMATION |  107

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     One Lincoln Street
                                     Boston, Massachusetts 02111
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       We know what it means to serve.(R)

   =============================================================================
   37733-0217                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                         [GRAPHIC OF USAA NASDAQ-100 INDEX FUND]

 ============================================================

         ANNUAL REPORT
         USAA NASDAQ-100 INDEX FUND
         DECEMBER 31, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A DIVERSIFIED PORTFOLIO--ONE BASED ON YOUR
INDIVIDUAL GOALS, TIME HORIZON, AND RISK            [PHOTO OF BROOKS ENGLEHARDT]
TOLERANCE--CAN HELP YOU WEATHER THE MARKETS'
INEVITABLE UPS AND DOWNS."

--------------------------------------------------------------------------------

FEBRUARY 2017

No one knows exactly what is going to happen from one day to the next. So, it makes sense to be prepared for the unexpected. This is particularly true in the investment world. In the closing weeks of 2016, global stock markets were rising and bond prices were falling. Precisely the opposite was happening at the beginning of 2016.

In early 2016, concern over economic growth spread across the world and fueled global stock market declines. After reaching their lows of the year in mid-February 2016, most global stock markets rebounded. In the United States, stocks climbed, rallying after Donald Trump's victory in the November 2016 presidential election. Investors appeared to like the President's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. Outside of the United States, emerging-markets equities recorded solid gains in 2016. Developed-markets stocks overall posted negative returns, with European stock markets providing the weakest performance.

Meanwhile, bond markets were dominated by shifting expectations about Federal Reserve (the Fed) monetary policy. The Fed, which raised short-term interest rates by 0.25% in December 2015, had previously forecast four interest rate increases during 2016. Policymakers backed off this expectation in March 2016, saying that only two interest rate increases were possible. As expectations about the Fed's action extended into the future, longer-term interest rates fell and bond prices, which move in the opposite direction, rose. Yields then edged up during the summer and into the autumn of 2016 as U.S. economic data improved. They rose dramatically after the November 2016 presidential election and continued to rise in anticipation of a December 2016 interest rate increase by the Fed. As yields rose, bond prices fell. In December 2016, the Fed raised short-term interest rates by 0.25% and said it was likely to raise interest rates by 0.75% during 2017.

At the end of the twelve-month reporting period, as investors anticipated what might lie ahead, stock prices remained elevated and longer-term yields were near their highs for 2016. At some point, investors are likely to assess

================================================================================

================================================================================

whether reality matches their expectations. As of this writing, U.S. stock prices seem rather high. We believe that earnings news in the coming months will have to be extremely good in order to support continued price appreciation. We see relatively more opportunity in Europe in the near term, despite political uncertainties and slow economic growth. As for emerging-market equities, we believe the 2016 rally may continue, with the asset class benefiting from a pickup in economic growth, widening corporate profit margins, and improving liquidity.

Regarding the bond market, interest rate increases by the Fed in 2017 could add to short-term pressures. However, we believe that there is little reason to worry about rising yields, as long as they do not rise too quickly. We believe that interest rates will increase on a gradual basis; the economy is still growing slowly and inflation currently remains on the low side. Bonds continue to have an important role in a diversified portfolio, as they may help offset the potential volatility of stock holdings. They can also be an important source of income.

Looking ahead, we cannot predict how everything will play out. Investors should be prepared for increased volatility as the markets steadily readjust in response to new information. A diversified portfolio--one based on your individual goals, time horizon, and risk tolerance--can help you weather the markets' inevitable ups and downs. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor.

On behalf of everyone here at USAA Investments, we appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDTF

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Diversification does not guarantee a profit or prevent a loss.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGER'S COMMENTARY ON THE FUND                                              2

INVESTMENT OVERVIEW                                                           4

FINANCIAL INFORMATION

    Distributions to Shareholders                                             7

    Report of Independent Registered
      Public Accounting Firm                                                  8

    Portfolio of Investments                                                  9

    Notes to Portfolio of Investments                                        16

    Financial Statements                                                     17

    Notes to Financial Statements                                            20

EXPENSE EXAMPLE                                                              33

TRUSTEES' AND OFFICERS' INFORMATION                                          35

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

201619-0217

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA NASDAQ-100 INDEX FUND (THE FUND) SEEKS TO MATCH, BEFORE FEES AND EXPENSES, THE PERFORMANCE OF THE STOCKS COMPOSING THE NASDAQ-100 INDEX. THE NASDAQ-100 INDEX REPRESENTS 100 OF THE LARGEST NONFINANCIAL STOCKS TRADED ON THE NASDAQ STOCK MARKET(R).

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is, under normal market conditions, to invest at least 80% of the Fund's assets in the common stocks of companies composing the Nasdaq-100 Index. This strategy may be changed upon 60 days' written notice to shareholders.

In seeking to track the performance of the Nasdaq-100 Index, the Fund's subadviser, Northern Trust Investments, Inc. (NTI), will normally invest in all the common stocks of companies in the Nasdaq-100 Index in roughly the same proportions as their weightings in the index. While NTI attempts to replicate the index, there may be times when the Fund and the index do not match exactly. At times, NTI may purchase a stock not included in the Nasdaq-100 Index when it believes doing so would be a cost-efficient way of approximating the index's performance, for example, in anticipation of a stock being added to the index. To the extent that the Nasdaq-100 Index concentrates in the securities of a particular industry or group of industries, the Fund may similarly concentrate its investments.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

BRENT REEDER
Northern Trust Investments, Inc.

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The first two weeks of 2016 began with U.S. markets trending downwards as problems with the Chinese economy preoccupied investors and declining oil prices weighed on investor sentiment. Markets rebounded as global central banks expanded monetary operations yet again in response to signs of slow growth.

    The June 23, 2016 referendum in the United Kingdom to exit the European Union brought a surprise victory for the "leave" campaign. The vote resulted in increased volatility across asset classes and caused an immediate drop in global equity markets. U.S. equities rallied in subsequent days, wiping away losses that may have occurred as a result of the vote. While many investors had expected two interest rate increases over the course of the year, weak economic data helped push the Federal Reserve into delaying an interest rate increase until December 2016. The Federal Open Market Committee's December 2016 projections imply three interest rate increases in 2017.

    In November 2016, OPEC (Organization of the Petroleum Exporting Countries) approved its first production cut in eight years, pushing oil prices above $50/barrel. U.S. equities finished the year strong after heightened volatility preceding the U.S. presidential election. The majority of the rally appeared to be driven by the prospect of Republican pro-growth initiatives - including tax reform and regulatory rollback in addition to potential increases in infrastructure spending with the new presidential administration.

================================================================================

2  | USAA NASDAQ-100 INDEX FUND

================================================================================

    Jobless claims reached multi-year lows as 2016 concluded with a 4.7% national unemployment rate. The yield curve shifted higher and became steeper during the fourth quarter 2016 as the 10-year U.S. Treasury rose above 2.4%. Although inflation remained stubbornly low throughout 2016, investors pushed interest rates upward in anticipation of higher growth and inflation in 2017. These expectations resulted in a stronger U.S. dollar compared to foreign currencies after the election.

o HOW DID THE USAA NASDAQ-100 INDEX FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund closely tracked its benchmark, the broad-based Nasdaq-100(R) Index (the Index), during the reporting period ended December 31, 2016. The Fund posted a return of 6.68% versus the Index, which returned 7.27%. The Index represents 100 of the largest nonfinancial companies listed on The Nasdaq Stock Market(R) and is not available for direct investment.

o   PLEASE DESCRIBE SECTOR PERFORMANCE DURING THE REPORTING PERIOD.

    In 2016, the Index returned 7.27%. U.S. Large cap equities underperformed mid cap equities, represented by the S&P 400 Index, which returned 20.74% in 2016.

    The top performing sectors during the reporting period were Telecommunication Services and Industrials, returning 32.88% and 18.45% respectively. Health Care and Consumer Staples were the worst performing sectors for 2016, with returns of -19.24% and 4.65% respectively.

    Thank you for the opportunity to help you with your investment needs.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o Investing in securities products involves risk, including possible loss of principal.
    o The USAA Nasdaq-100 Index Fund may be subject to stock market risk and is non-diversified, which means that it may invest a greater percentage of its assets in a single issuer. Individual stocks will fluctuate in response to the activities of individual companies, general market, and economic conditions domestically and abroad. When redeemed or sold, may be worth more or less than the original cost.

    Refer to page 5 for the benchmark definition.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA NASDAQ-100 INDEX FUND (THE FUND)
(Ticker Symbol: USNQX)

--------------------------------------------------------------------------------
                                             12/31/16               12/31/15
--------------------------------------------------------------------------------
Net Assets                                 $1.1 Billion          $935.0 Million
Net Asset Value Per Share                     $13.79                 $12.99

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                         5 YEARS                         10 YEARS
     6.68%                          17.16%                           11.04%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 12/31/15*
--------------------------------------------------------------------------------
                                      0.57%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

4  | USAA NASDAQ-100 INDEX FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                    NASDAQ-100                     USAA NASDAQ-100
                                      INDEX                           INDEX FUND
12/31/2006                         $10,000.00                         $10,000.00
 1/31/2007                          10,202.56                          10,202.00
 2/28/2007                          10,036.68                          10,037.00
 3/31/2007                          10,099.12                          10,092.00
 4/30/2007                          10,644.47                          10,624.00
 5/31/2007                          10,997.50                          10,972.00
 6/30/2007                          11,032.00                          10,991.00
 7/31/2007                          11,021.47                          10,972.00
 8/31/2007                          11,355.35                          11,303.00
 9/30/2007                          11,940.51                          11,872.00
10/31/2007                          12,785.97                          12,716.00
11/30/2007                          11,942.03                          11,872.00
12/31/2007                          11,923.71                          11,835.00
 1/31/2008                          10,532.07                          10,459.00
 2/29/2008                           9,991.82                           9,908.00
 3/31/2008                          10,204.01                          10,110.00
 4/30/2008                          10,982.38                          10,881.00
 5/31/2008                          11,650.59                          11,541.00
 6/30/2008                          10,530.90                          10,422.00
 7/31/2008                          10,601.51                          10,477.00
 8/31/2008                          10,745.10                          10,624.00
 9/30/2008                           9,151.07                           9,028.00
10/31/2008                           7,661.31                           7,560.00
11/30/2008                           6,814.74                           6,716.00
12/31/2008                           6,966.61                           6,862.00
 1/31/2009                           6,787.24                           6,679.00
 2/28/2009                           6,433.81                           6,330.00
 3/31/2009                           7,127.50                           7,009.00
 4/30/2009                           8,036.08                           7,908.00
 5/31/2009                           8,284.44                           8,147.00
 6/30/2009                           8,526.88                           8,367.00
 7/31/2009                           9,256.97                           9,083.00
 8/31/2009                           9,393.33                           9,211.00
 9/30/2009                           9,937.78                           9,743.00
10/31/2009                           9,640.25                           9,431.00
11/30/2009                          10,231.23                          10,018.00
12/31/2009                          10,771.31                          10,532.00
 1/31/2010                          10,082.71                           9,853.00
 2/28/2010                          10,545.06                          10,294.00
 3/31/2010                          11,357.20                          11,083.00
 4/30/2010                          11,607.02                          11,321.00
 5/31/2010                          10,759.27                          10,495.00
 6/30/2010                          10,106.40                           9,835.00
 7/31/2010                          10,834.37                          10,550.00
 8/31/2010                          10,285.16                          10,000.00
 9/30/2010                          11,629.54                          11,303.00
10/31/2010                          12,368.65                          12,018.00
11/30/2010                          12,349.44                          11,982.00
12/31/2010                          12,941.10                          12,548.00
 1/31/2011                          13,317.15                          12,915.00
 2/28/2011                          13,734.03                          13,301.00
 3/31/2011                          13,668.34                          13,227.00
 4/30/2011                          14,052.51                          13,595.00
 5/31/2011                          13,888.42                          13,429.00
 6/30/2011                          13,617.82                          13,154.00
 7/31/2011                          13,844.68                          13,374.00
 8/31/2011                          13,154.13                          12,695.00
 9/30/2011                          12,559.17                          12,107.00
10/31/2011                          13,862.89                          13,356.00
11/30/2011                          13,511.98                          13,007.00
12/31/2011                          13,414.65                          12,912.00
 1/31/2012                          14,539.22                          13,978.00
 2/29/2012                          15,480.33                          14,886.00
 3/31/2012                          16,264.46                          15,617.00
 4/30/2012                          16,085.93                          15,439.00
 5/31/2012                          14,937.95                          14,333.00
 6/30/2012                          15,485.65                          14,847.00
 7/31/2012                          15,650.74                          15,005.00
 8/31/2012                          16,455.32                          15,755.00
 9/30/2012                          16,625.11                          15,913.00
10/31/2012                          15,736.20                          15,044.00
11/30/2012                          15,960.77                          15,261.00
12/31/2012                          15,876.31                          15,166.00
 1/31/2013                          16,299.35                          15,565.00
 2/28/2013                          16,379.15                          15,625.00
 3/31/2013                          16,869.06                          16,083.00
 4/30/2013                          17,166.87                          16,482.00
 5/31/2013                          17,895.57                          17,059.00
 6/30/2013                          17,461.89                          16,641.00
 7/31/2013                          18,577.00                          17,677.00
 8/31/2013                          18,523.96                          17,617.00
 9/30/2013                          19,403.58                          18,455.00
10/31/2013                          20,376.11                          19,371.00
11/30/2013                          21,097.19                          20,029.00
12/31/2013                          21,737.34                          20,626.00
 1/31/2014                          21,322.26                          20,226.00
 2/28/2014                          22,423.87                          21,265.00
 3/31/2014                          21,827.90                          20,726.00
 4/30/2014                          21,754.76                          20,606.00
 5/31/2014                          22,744.98                          21,545.00
 6/30/2014                          23,447.18                          22,185.00
 7/31/2014                          23,721.37                          22,444.00
 8/31/2014                          24,930.73                          23,564.00
 9/30/2014                          24,743.51                          23,384.00
10/31/2014                          25,415.14                          24,003.00
11/30/2014                          26,568.78                          25,083.00
12/31/2014                          25,955.17                          24,494.00
 1/31/2015                          25,429.42                          23,973.00
 2/28/2015                          27,271.54                          25,695.00
 3/31/2015                          26,636.54                          25,095.00
 4/30/2015                          27,139.21                          25,555.00
 5/31/2015                          27,767.32                          26,136.00
 6/30/2015                          27,101.35                          25,495.00
 7/31/2015                          28,299.40                          26,617.00
 8/31/2015                          26,413.99                          24,814.00
 9/30/2015                          25,847.87                          24,273.00
10/31/2015                          28,753.91                          26,997.00
11/30/2015                          28,913.62                          27,137.00
12/31/2015                          28,485.99                          26,720.00
 1/31/2016                          26,551.02                          24,889.00
 2/29/2016                          26,126.92                          24,478.00
 3/31/2016                          27,899.71                          26,124.00
 4/30/2016                          27,028.66                          25,301.00
 5/31/2016                          28,232.25                          26,412.00
 6/30/2016                          27,581.90                          25,795.00
 7/31/2016                          29,548.74                          27,625.00
 8/31/2016                          29,867.33                          27,913.00
 9/30/2016                          30,535.04                          28,530.00
10/31/2016                          30,081.54                          28,078.00
11/30/2016                          30,211.46                          28,201.00
12/31/2016                          30,558.11                          28,505.00

                                   [END CHART]

                         Data from 12/31/06 to 12/31/16.

The graph illustrates how a $10,000 hypothetical investment in the USAA Nasdaq-100 Index Fund closely tracks the Nasdaq-100 Index, an unmanaged modified capitalization-weighted index composed of 100 of the largest nonfinancial domestic and international companies listed on The Nasdaq Stock Market(R) based on market capitalization.

"Nasdaq-100(R)," "Nasdaq-100 Index(R)," and "Nasdaq(R)" are trademarks or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for our use. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. The Fund is not sponsored, sold, or promoted by The Nasdaq Stock Market, Inc., and The Nasdaq Stock Market, Inc. makes no representation regarding the advisability of investing in the Fund. Index products incur fees and expenses and may not always be invested in all securities of the index the Fund attempts to mirror. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o TOP 10 EQUITY HOLDINGS - 12/31/16 o
                                (% of Net Assets)

Apple, Inc. .............................................................. 10.8%
Microsoft Corp. ..........................................................  8.4%
Amazon.com, Inc. .........................................................  6.2%
Facebook, Inc. "A" .......................................................  4.7%
Alphabet, Inc. "C" .......................................................  4.6%
Alphabet, Inc. "A" .......................................................  4.1%
Intel Corp. ..............................................................  3.0%
Comcast Corp. "A" ........................................................  2.9%
Cisco Systems, Inc. ......................................................  2.7%
Amgen, Inc. ..............................................................  1.9%

You will find a complete list of securities that the Fund owns on pages 9-15.

                        o SECTOR ALLOCATION* - 12/31/16 o

                  [PIE CHART OF SECTOR ALLOCATION* - 12/31/16]

INFORMATION TECHNOLOGY                                                     56.5%
CONSUMER DISCRETIONARY                                                     21.1%
HEALTH CARE                                                                11.2%
CONSUMER STAPLES                                                            6.3%
INDUSTRIALS                                                                 2.1%
TELECOMMUNICATION SERVICES                                                  1.2%

                                   [END CHART]

*Excludes Money Market Instruments and Futures.

Percentages are of the net assets of the Fund, and may not equal 100%.

================================================================================

6  | USAA NASDAQ-100 INDEX FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2016:

     DIVIDEND RECEIVED              QUALIFIED DIVIDEND           QUALIFIED
    DEDUCTION (CORPORATE           INCOME (NON-CORPORATE         INTEREST
      SHAREHOLDERS)(1)                SHAREHOLDERS)(1)            INCOME
    ----------------------------------------------------------------------
           100%                            100%                   $52,000
    ----------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  7

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA NASDAQ-100 INDEX FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Nasdaq-100 Index Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Nasdaq-100 Index Fund at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
February 21, 2017

================================================================================

8  | USAA NASDAQ-100 INDEX FUND

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2016

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES    SECURITY                                                                                  (000)
------------------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (98.4%)

             COMMON STOCKS (98.4%)

             CONSUMER DISCRETIONARY (21.1%)
             ------------------------------
             APPAREL RETAIL (0.5%)
    74,627   Ross Stores, Inc.                                                                      $  4,896
                                                                                                    --------
             AUTOMOBILE MANUFACTURERS (0.6%)
    28,216   Tesla Motors, Inc.*                                                                       6,029
                                                                                                    --------
             AUTOMOTIVE RETAIL (0.5%)
    17,774   O'Reilly Automotive, Inc.*                                                                4,948
                                                                                                    --------
             BROADCASTING (0.2%)
    28,655   Discovery Communications, Inc. "A"*                                                         786
    44,110   Discovery Communications, Inc. "C"*                                                       1,181
                                                                                                    --------
                                                                                                       1,967
                                                                                                    --------
             CABLE & SATELLITE (5.4%)
    50,927   Charter Communications, Inc. "A"*                                                        14,663
   448,451   Comcast Corp. "A"                                                                        30,966
    42,705   DISH Network Corp. "A"*                                                                   2,474
    48,304   Liberty Global plc "A"*                                                                   1,478
   120,147   Liberty Global plc "C"*                                                                   3,568
     9,586   Liberty Global plc LiLAC "A"*                                                               211
    22,791   Liberty Global plc LiLAC "C"*                                                               482
   907,679   Sirius XM Holdings, Inc.                                                                  4,039
                                                                                                    --------
                                                                                                      57,881
                                                                                                    --------
             GENERAL MERCHANDISE STORES (0.3%)
    44,391   Dollar Tree, Inc.*                                                                        3,426
                                                                                                    --------
             HOTELS, RESORTS & CRUISE LINES (0.7%)
    73,443   Marriott International, Inc."A"                                                           6,072
    42,642   Norwegian Cruise Line Holdings Ltd.*                                                      1,814
                                                                                                    --------
                                                                                                       7,886
                                                                                                    --------
             INTERNET RETAIL (9.7%)
    89,407   Amazon.com, Inc.*(a)                                                                     67,043
    79,019   Ctrip.com International Ltd. ADR*                                                         3,161

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES    SECURITY                                                                                  (000)
------------------------------------------------------------------------------------------------------------
    25,828   Expedia, Inc.                                                                          $  2,926
   172,519   JD.com, Inc. ADR*                                                                         4,389
    84,141   Liberty Interactive Corp. "A"*                                                            1,681
    15,265   Liberty Ventures*                                                                           563
    80,759   Netflix, Inc.*                                                                            9,998
     9,285   Priceline Group, Inc.*                                                                   13,612
    24,952   TripAdvisor, Inc.*                                                                        1,157
                                                                                                    --------
                                                                                                     104,530
                                                                                                    --------
             LEISURE PRODUCTS (0.3%)
    23,485   Hasbro, Inc.                                                                              1,827
    64,279   Mattel, Inc.                                                                              1,771
                                                                                                    --------
                                                                                                       3,598
                                                                                                    --------
             MOVIES & ENTERTAINMENT (1.1%)
   198,817   Twenty-First Century Fox, Inc. "A"                                                        5,575
   150,421   Twenty-First Century Fox, Inc. "B"                                                        4,099
    65,404   Viacom, Inc. "B"                                                                          2,295
                                                                                                    --------
                                                                                                      11,969
                                                                                                    --------
             RESTAURANTS (1.4%)
   273,877   Starbucks Corp.                                                                          15,206
                                                                                                    --------
             SPECIALTY STORES (0.4%)
    24,694   Tractor Supply Co.                                                                        1,872
    11,724   Ulta Salon, Cosmetics & Fragrance, Inc.*                                                  2,989
                                                                                                    --------
                                                                                                       4,861
                                                                                                    --------
             Total Consumer Discretionary                                                            227,197
                                                                                                    --------
             CONSUMER STAPLES (6.3%)
             -----------------------
             DRUG RETAIL (1.6%)
   203,876   Walgreens Boots Alliance, Inc.                                                           16,873
                                                                                                    --------
             HYPERMARKETS & SUPER CENTERS (1.2%)
    82,249   Costco Wholesale Corp.                                                                   13,169
                                                                                                    --------
             PACKAGED FOODS & MEAT (3.1%)
   229,056   Kraft Heinz Co.                                                                          20,001
   290,601   Mondelez International, Inc. "A"                                                         12,882
                                                                                                    --------
                                                                                                      32,883
                                                                                                    --------
             SOFT DRINKS (0.4%)
   107,345   Monster Beverage Corp.*                                                                   4,760
                                                                                                    --------
             Total Consumer Staples                                                                   67,685
                                                                                                    --------

================================================================================

10  | USAA NASDAQ-100 INDEX FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES    SECURITY                                                                                  (000)
------------------------------------------------------------------------------------------------------------
             HEALTH CARE (11.2%)
             -------------------
             BIOTECHNOLOGY (8.5%)
    42,240   Alexion Pharmaceuticals, Inc.*                                                         $  5,168
   139,978   Amgen, Inc.                                                                              20,466
    40,940   Biogen, Inc.*                                                                            11,610
    32,358   BioMarin Pharmaceutical, Inc.*                                                            2,681
   145,865   Celgene Corp.*                                                                           16,884
   247,897   Gilead Sciences, Inc.                                                                    17,752
    35,416   Incyte Corp.*                                                                             3,551
    19,475   Regeneron Pharmaceuticals, Inc.*                                                          7,149
    15,327   Shire plc ADR                                                                             2,611
    46,675   Vertex Pharmaceuticals, Inc.*                                                             3,439
                                                                                                    --------
                                                                                                      91,311
                                                                                                    --------
             HEALTH CARE DISTRIBUTORS (0.2%)
    15,143   Henry Schein, Inc.*                                                                       2,297
                                                                                                    --------
             HEALTH CARE EQUIPMENT (0.6%)
    52,340   Hologic, Inc.*                                                                            2,100
     7,290   Intuitive Surgical, Inc.*                                                                 4,623
                                                                                                    --------
                                                                                                       6,723
                                                                                                    --------
             HEALTH CARE SERVICES (0.7%)
   116,020   Express Scripts Holding Co.*                                                              7,981
                                                                                                    --------
             HEALTH CARE SUPPLIES (0.2%)
    43,438   DENTSPLY SIRONA, Inc.                                                                     2,508
                                                                                                    --------
             HEALTH CARE TECHNOLOGY (0.3%)
    63,882   Cerner Corp.*                                                                             3,026
                                                                                                    --------
             LIFE SCIENCES TOOLS & SERVICES (0.3%)
    27,642   Illumina, Inc.*                                                                           3,539
                                                                                                    --------
             PHARMACEUTICALS (0.4%)
   100,761   Mylan N.V.*                                                                               3,844
                                                                                                    --------
             Total Health Care                                                                       121,229
                                                                                                    --------
             INDUSTRIALS (2.1%)
             ------------------
             AIRLINES (0.4%)
    97,488   American Airlines Group, Inc.                                                             4,552
                                                                                                    --------
             CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.4%)
    66,022   PACCAR, Inc.                                                                              4,219
                                                                                                    --------
             DIVERSIFIED SUPPORT SERVICES (0.2%)
    19,747   Cintas Corp.                                                                              2,282
                                                                                                    --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES    SECURITY                                                                                  (000)
------------------------------------------------------------------------------------------------------------
             RAILROADS (0.6%)
   176,248   CSX Corp.                                                                              $  6,333
                                                                                                    --------
             RESEARCH & CONSULTING SERVICES (0.3%)
    31,514   Verisk Analytics, Inc.*                                                                   2,558
                                                                                                    --------
             TRADING COMPANIES & DISTRIBUTORS (0.2%)
    54,309   Fastenal Co.                                                                              2,551
                                                                                                    --------
             Total Industrials                                                                        22,495
                                                                                                    --------
             INFORMATION TECHNOLOGY (56.5%)
             ------------------------------
             APPLICATION SOFTWARE (1.9%)
    93,555   Adobe Systems, Inc.*                                                                      9,631
    41,793   Autodesk, Inc.*                                                                           3,093
    29,331   Citrix Systems, Inc.*                                                                     2,620
    48,297   Intuit, Inc.                                                                              5,535
                                                                                                    --------
                                                                                                      20,879
                                                                                                    --------
             COMMUNICATIONS EQUIPMENT (2.7%)
   944,524   Cisco Systems, Inc.                                                                      28,544
                                                                                                    --------
             DATA PROCESSING & OUTSOURCED SERVICES (2.4%)
    84,898   Automatic Data Processing, Inc.                                                           8,726
    40,843   Fiserv, Inc.*                                                                             4,341
    68,071   Paychex, Inc.                                                                             4,144
   227,043   PayPal Holdings, Inc.*                                                                    8,961
                                                                                                    --------
                                                                                                      26,172
                                                                                                    --------
             HOME ENTERTAINMENT SOFTWARE (0.9%)
   139,941   Activision Blizzard, Inc.                                                                 5,053
    56,781   Electronic Arts, Inc.*                                                                    4,472
                                                                                                    --------
                                                                                                       9,525
                                                                                                    --------
             INTERNET SOFTWARE & SERVICES (15.9%)
    32,606   Akamai Technologies, Inc.*                                                                2,174
    55,711   Alphabet, Inc. "A"*(a)                                                                   44,148
    64,932   Alphabet, Inc. "C"*                                                                      50,116
    51,557   Baidu, Inc. ADR*                                                                          8,476
   210,340   eBay, Inc.*                                                                               6,245
   440,451   Facebook, Inc. "A"*                                                                      50,674
    14,387   NetEase, Inc. ADR                                                                         3,098
   179,534   Yahoo!, Inc.*                                                                             6,943
                                                                                                    --------
                                                                                                     171,874
                                                                                                    --------
             IT CONSULTING & OTHER SERVICES (0.6%)
   114,149   Cognizant Technology Solutions Corp. "A"*                                                 6,396
                                                                                                    --------

================================================================================

12  | USAA NASDAQ-100 INDEX FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES    SECURITY                                                                                  (000)
------------------------------------------------------------------------------------------------------------
             SEMICONDUCTOR EQUIPMENT (1.1%)
   203,283   Applied Materials, Inc.                                                              $    6,560
    29,413   KLA-Tencor Corp.                                                                          2,314
    30,632   Lam Research Corp.                                                                        3,239
                                                                                                  ----------
                                                                                                      12,113
                                                                                                  ----------
             SEMICONDUCTORS (10.5%)
    57,933   Analog Devices, Inc.                                                                      4,207
    74,760   Broadcom Ltd.                                                                            13,215
   891,696   Intel Corp.                                                                              32,342
    53,401   Maxim Integrated Products, Inc.                                                           2,060
    40,712   Microchip Technology, Inc.                                                                2,612
   196,120   Micron Technology, Inc.*                                                                  4,299
   101,420   NVIDIA Corp.                                                                             10,825
    63,067   NXP Semiconductors N.V.*                                                                  6,181
   277,893   QUALCOMM, Inc.(a)                                                                        18,119
    34,958   Skyworks Solutions, Inc.                                                                  2,610
   188,066   Texas Instruments, Inc.                                                                  13,723
    47,476   Xilinx, Inc.                                                                              2,866
                                                                                                  ----------
                                                                                                     113,059
                                                                                                  ----------
             SYSTEMS SOFTWARE (9.2%)
    78,584   CA, Inc.                                                                                  2,497
    32,227   Check Point Software Technologies Ltd.*                                                   2,722
 1,463,027   Microsoft Corp.(a)                                                                       90,912
   117,295   Symantec Corp.                                                                            2,802
                                                                                                  ----------
                                                                                                      98,933
                                                                                                  ----------
             TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (11.3%)
 1,003,342   Apple, Inc.(a)                                                                          116,207
    55,413   Seagate Technology plc                                                                    2,115
    53,710   Western Digital Corp.                                                                     3,650
                                                                                                  ----------
                                                                                                     121,972
                                                                                                  ----------
             Total Information Technology                                                            609,467
                                                                                                  ----------
             TELECOMMUNICATION SERVICES (1.2%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
    23,347   SBA Communications Corp. "A"*                                                             2,411
                                                                                                  ----------
             WIRELESS TELECOMMUNICATION SERVICES (1.0%)
   154,981   T-Mobile US, Inc.*                                                                        8,913
    80,954   Vodafone Group plc ADR                                                                    1,978
                                                                                                  ----------
                                                                                                      10,891
                                                                                                  ----------
             Total Telecommunication Services                                                         13,302
                                                                                                  ----------
             Total Common Stocks                                                                   1,061,375
                                                                                                  ----------
             Total Equity Securities (cost: $671,952)                                              1,061,375
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                                MARKET
$(000)/                                                                                                VALUE
SHARES       SECURITY                                                                                  (000)
------------------------------------------------------------------------------------------------------------
             GOVERNMENT & U.S. TREASURY MONEY MARKET INSTRUMENTS (1.6%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.4%)
14,226,467   State Street Institutional Treasury Money Market Fund Premier Class, 0.40%(b)        $   14,226
                                                                                                  ----------
             U.S. TREASURY BILLS (0.2%)
    $2,310   0.46%; 3/2/2017(c),(d)                                                                    2,308
                                                                                                  ----------
             Total Government & U.S. Treasury Money Market Instruments (cost: $16,534)                16,534
                                                                                                  ----------

             TOTAL INVESTMENTS (COST: $688,486)                                                   $1,077,909
                                                                                                  ==========

------------------------------------------------------------------------------------------------------------
                                                                                                  UNREALIZED
NUMBER OF                                                                       CONTRACT       APPRECIATION/
CONTRACTS                                                      EXPIRATION        VALUE        (DEPRECIATION)
LONG/(SHORT)                                                      DATE           (000)                 (000)
------------------------------------------------------------------------------------------------------------
             FUTURES(e)

             LONG FUTURES

             EQUITY CONTRACTS
       173   Nasdaq 100 E-Mini                                 03/17/2017       $16,829           $      (79)
                                                                                -------           ----------

             TOTAL FUTURES                                                      $16,829           $      (79)
                                                                                =======           ==========

================================================================================

14  | USAA NASDAQ-100 INDEX FUND

================================================================================

------------------------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------
ASSETS                                        LEVEL 1            LEVEL 2            LEVEL 3            TOTAL
------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                            $1,061,375                 $-                 $-       $1,061,375

Government & U.S. Treasury Money
  Market Instruments:
  Government & U.S. Treasury Money
    Market Funds                               14,226                  -                  -           14,226
  U.S. Treasury Bills                           2,308                  -                  -            2,308
------------------------------------------------------------------------------------------------------------
Total                                      $1,077,909                 $-                 $-       $1,077,909
------------------------------------------------------------------------------------------------------------

LIABILITIES                                   LEVEL 1            LEVEL 2            LEVEL 3            TOTAL
------------------------------------------------------------------------------------------------------------
Futures(1)                                       $(79)                $-                 $-             $(79)
------------------------------------------------------------------------------------------------------------
Total                                            $(79)                $-                 $-             $(79)
------------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of January 1, 2016, through December 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, is segregated to cover the value of open futures contracts at December 31, 2016.

    (b) Rate represents the money market fund annualized seven-day yield at December 31, 2016.

    (c) Securities with a value of $2,308,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (d) Rate represents an annualized yield at time of purchase, not coupon rate.

    (e) The contract value of futures purchased as a percentage of Net Assets is 1.6%.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

16  | USAA NASDAQ-100 INDEX FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $688,486)                 $1,077,909
   Receivables:
     Capital shares sold                                                              1,254
     USAA Transfer Agency Company (Note 5D)                                               1
     Dividends and interest                                                             404
                                                                                 ----------
           Total assets                                                           1,079,568
                                                                                 ----------
LIABILITIES
   Payables:
     Capital shares redeemed                                                            720
   Variation margin on futures contracts                                                189
   Accrued management fees                                                              182
   Accrued transfer agent's fees                                                         49
   Other accrued expenses and payables                                                  109
                                                                                 ----------
           Total liabilities                                                          1,249
                                                                                 ----------
               Net assets applicable to capital shares outstanding               $1,078,319
                                                                                 ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                               $  687,243
   Accumulated undistributed net investment income                                    7,497
   Accumulated net realized loss on investments and futures transactions             (5,765)
   Net unrealized appreciation of investments and futures contracts                 389,344
                                                                                 ----------
               Net assets applicable to capital shares outstanding               $1,078,319
                                                                                 ==========
   Capital shares outstanding, unlimited number of shares authorized,
     no par value                                                                    78,185
                                                                                 ==========
   Net asset value, redemption price, and offering price per share               $    13.79
                                                                                 ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended December 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                        $12,509
   Interest                                                                              87
                                                                                    -------
         Total income                                                                12,596
                                                                                    -------
EXPENSES
   Management fees                                                                    1,941
   Administration and servicing fees                                                  1,455
   Transfer agent's fees                                                              1,179
   Custody and accounting fees                                                          132
   Postage                                                                               56
   Shareholder reporting fees                                                            32
   Trustees' fees                                                                        30
   Registration fees                                                                     70
   Professional fees                                                                    129
   Other                                                                                 75
                                                                                    -------
         Total expenses                                                               5,099
                                                                                    -------
NET INVESTMENT INCOME                                                                 7,497
                                                                                    -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Investments                                                                       (41)
      Futures transactions                                                            2,045
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                    58,262
      Futures contracts                                                                 137
                                                                                    -------
             Net realized and unrealized gain                                        60,403
                                                                                    -------
   Increase in net assets resulting from operations                                 $67,900
                                                                                    =======

See accompanying notes to financial statements.

================================================================================

18  | USAA NASDAQ-100 INDEX FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

-------------------------------------------------------------------------------------------
                                                                      2016             2015
-------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                        $    7,497        $   5,163
   Net realized gain (loss) on investments                             (41)           7,879
   Net realized gain on futures transactions                         2,045            4,871
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                  58,262           52,425
       Futures contracts                                               137              (78)
                                                                ---------------------------
       Increase in net assets resulting from operations             67,900           70,260
                                                                ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                            (5,335)          (5,666)
   Net realized gains                                                    -          (19,044)
                                                                ---------------------------
       Distributions to shareholders                                (5,335)         (24,710)
                                                                ---------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                       308,078          329,154
   Reinvested dividends                                              5,261           24,318
   Cost of shares redeemed                                        (232,590)        (170,627)
                                                                ---------------------------
       Increase in net assets from capital share
           transactions                                             80,749          182,845
                                                                ---------------------------
   Capital contribution from USAA Transfer Agency
       Company (Note 5D)                                                 1                5
                                                                ---------------------------
   Net increase in net assets                                      143,315          228,400

NET ASSETS
   Beginning of year                                               935,004          706,604
                                                                ---------------------------
   End of year                                                  $1,078,319        $ 935,004
                                                                ===========================
Accumulated undistributed net investment income:
   End of year                                                  $    7,497        $   5,335
                                                                ===========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                      23,911           25,772
   Shares issued for dividends reinvested                              377            1,846
   Shares redeemed                                                 (18,088)         (13,425)
                                                                ---------------------------
       Increase in shares outstanding                                6,200           14,193
                                                                ===========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Nasdaq-100 Index Fund (the Fund), which is classified as nondiversified under the 1940 Act. The Fund seeks to match, before fees and expenses, the performance of the stocks composing the Nasdaq-100 Index. The Nasdaq-100 Index represents 100 of the largest nonfinancial stocks traded on The Nasdaq Stock Market. USAA Asset Management Company (the Manager), an affiliate of the Fund, has retained Northern Trust Investments, Inc. (NTI) to serve as subadviser for the Fund. NTI is responsible for investing the Fund's assets. Under normal market conditions, NTI attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets in the common stocks of companies composing the Nasdaq-100 Index.

As a nondiversified fund, the Fund may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risk associated with a single economic, political, or regulatory event than a diversified fund. Effective March 1, 2017, the Fund intends to offer a new class of shares, R6 Shares, which will be available for investment

================================================================================

20  | USAA NASDAQ-100 INDEX FUND

================================================================================

by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

        no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5.  Repurchase agreements are valued at cost.

    6. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

================================================================================

22  | USAA NASDAQ-100 INDEX FUND

================================================================================

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at December 31, 2016, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to cash flow and tracking error risk in the normal course of pursuing its investment objectives. The Fund may use stock index futures contracts in an attempt to reduce any performance discrepancies between the Fund and the Nasdaq-100 Index. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the

================================================================================

24  | USAA NASDAQ-100 INDEX FUND

================================================================================

    contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2016*
    (IN THOUSANDS)

                                        ASSET DERIVATIVES                 LIABILITY DERIVATIVES
    -----------------------------------------------------------------------------------------------
    DERIVATIVES NOT             STATEMENT OF                         STATEMENT OF
    ACCOUNTED FOR AS            ASSETS AND                           ASSETS AND
    HEDGING                     LIABILITIES                          LIABILITIES
    INSTRUMENTS                 LOCATION            FAIR VALUE       LOCATION            FAIR VALUE
    -----------------------------------------------------------------------------------------------
    Equity contracts                                    $-           Net unrealized          79**
                                                                     appreciation of
                                                                     investments and
                                                                     futures contracts
    -----------------------------------------------------------------------------------------------

    * For open derivative instruments as of December 31, 2016, see the Portfolio of Investments, which also is indicative of activity for the year ended December 31, 2016.

   ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2016 (IN THOUSANDS)

                                                                                          CHANGE IN
    DERIVATIVES NOT                                                                       UNREALIZED
    ACCOUNTED FOR AS                 STATEMENT OF                     REALIZED            APPRECIATION/
    HEDGING                          OPERATIONS                       GAIN (LOSS) ON      (DEPRECIATION)
    INSTRUMENTS                      LOCATION                         DERIVATIVES         ON DERIVATIVES
    ----------------------------------------------------------------------------------------------------
    Equity contracts                 Net realized gain (loss) on        $2,045                 $137
                                     Futures transactions/
                                     Change in net unrealized
                                     appreciation/(depreciation)
                                     of Futures contracts
    ----------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended December 31, 2016, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

26  | USAA NASDAQ-100 INDEX FUND

================================================================================

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund, participates along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended December 31, 2016, the Fund paid CAPCO facility fees of $7,000, which represents 1.4% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended December 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended December 31, 2016, and 2015, was as follows:

                                                   2016                  2015
                                                --------------------------------
Ordinary income*                                $5,335,000           $ 9,538,000
Long-term realized capital gain                          -            15,172,000
                                                ----------           -----------
  Total distributions paid                      $5,335,000           $24,710,000
                                                ==========           ===========

As of December 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $  7,497,000
Undistributed long-term capital gains                                  1,788,000
Unrealized appreciation of investments                               381,790,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended December 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

28  | USAA NASDAQ-100 INDEX FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2016, were $151,625,000 and $40,167,000, respectively.

As of December 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $696,119,000.

Gross unrealized appreciation and depreciation of investments as of December 31, 2016, for federal income tax purposes, were $396,627,000 and $14,837,000, respectively, resulting in net unrealized appreciation of $381,790,000.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.20% of the Fund's average net assets. For the year ended December 31, 2016, the Fund incurred management fees, paid or payable to the Manager, of $1,941,000.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with NTI under which NTI directs the investment

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    and reinvestment of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays NTI a subadvisory fee equal to the greater of a minimum annual fee of $50,000 or a fee at an annual rate equal to 0.06% of the Fund's average net assets on amounts up to $100 million; 0.04% of net assets for amounts over $100 million and up to $250 million; and 0.03% of net assets for amounts over $250 million. For the year ended December 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to NTI, of $336,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets for the fiscal year. For the year ended December 31, 2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,455,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2016, the Fund reimbursed the Manager $24,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended December 31, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $1,179,000. Additionally, the Fund recorded a capital contribution and a receivable from SAS of $1,000 at

================================================================================

30  | USAA NASDAQ-100 INDEX FUND

================================================================================

    December 31, 2016, for adjustments related to corrections to certain shareholder transactions.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the final rules require the filing of new forms N-PORT and N-CEN, and amends Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This final rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                    YEAR ENDED DECEMBER 31,
                             ------------------------------------------------------------------
                                   2016          2015           2014         2013          2012
                             ------------------------------------------------------------------
Net asset value at
  beginning of period        $    12.99      $  12.23       $  10.32     $   7.61      $   6.54
                             ------------------------------------------------------------------
Income from
  investment operations:
  Net investment income             .09           .08(a)         .09          .06           .05
  Net realized and
    unrealized gain                 .78          1.04(a)        1.85         2.68          1.09
                             ------------------------------------------------------------------
Total from investment
  operations                        .87          1.12(a)        1.94         2.74          1.14
                             ------------------------------------------------------------------
Less distributions from:
  Net investment income            (.07)         (.08)          (.03)        (.03)         (.06)
  Realized capital gains              -          (.28)             -            -          (.01)
                             ------------------------------------------------------------------
Total distributions                (.07)         (.36)          (.03)        (.03)         (.07)
                             ------------------------------------------------------------------
Net asset value at
  end of period              $    13.79      $  12.99       $  12.23     $  10.32      $   7.61
                             ==================================================================
Total return (%)*                  6.68          9.09          18.75        36.00         17.46
Net assets at
  end of period (000)        $1,078,319      $935,004       $706,604     $460,689      $309,634
Ratios to average
  net assets:**
  Expenses (%)(c)                   .53           .57            .59          .64(b)        .71
  Expenses, excluding
    reimbursements (%)(c)           .53           .57            .59          .64           .75
  Net investment income (%)         .77           .62           1.04          .77           .80
Portfolio turnover (%)                4            10              6           11            10

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2016, average net assets were $970,477,000.
(a) Calculated using average shares.
(b) Prior to May 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.78% of the Fund's average net assets.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                      -             -              -         (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

32  | USAA NASDAQ-100 INDEX FUND

================================================================================

EXPENSE EXAMPLE

December 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2016, through December 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do

================================================================================

                                                           EXPENSE EXAMPLE |  33

================================================================================

so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                         EXPENSES PAID
                                            BEGINNING              ENDING               DURING PERIOD*
                                          ACCOUNT VALUE         ACCOUNT VALUE            JULY 1, 2016 -
                                           JULY 1, 2016       DECEMBER 31, 2016        DECEMBER 31, 2016
                                          --------------------------------------------------------------
Actual                                      $1,000.00             $1,105.10                   $2.65

Hypothetical
  (5% return before expenses)                1,000.00              1,022.62                    2.54

*Expenses are equal to the Fund's annualized expense ratio of 0.50%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 10.51% for the six-month period of July 1, 2016, through December 31, 2016.

================================================================================

34  | USAA NASDAQ-100 INDEX FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  35

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

36  | USAA NASDAQ-100 INDEX FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as three years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over two years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

38  | USAA NASDAQ-100 INDEX FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President and Chief Investment Officer, USAA Investments, (11/16-present); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

40  | USAA NASDAQ-100 INDEX FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  41

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

42  | USAA NASDAQ-100 INDEX FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   37732-0217                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA TOTAL RETURN STRATEGY FUND]

 ============================================================

         ANNUAL REPORT
         USAA TOTAL RETURN STRATEGY FUND
         FUND SHARES o INSTITUTIONAL SHARES
         DECEMBER 31, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A DIVERSIFIED PORTFOLIO--ONE BASED ON YOUR
INDIVIDUAL GOALS, TIME HORIZON, AND RISK            [PHOTO OF BROOKS ENGLEHARDT]
TOLERANCE--CAN HELP YOU WEATHER THE MARKETS'
INEVITABLE UPS AND DOWNS."

--------------------------------------------------------------------------------

FEBRUARY 2017

No one knows exactly what is going to happen from one day to the next. So, it makes sense to be prepared for the unexpected. This is particularly true in the investment world. In the closing weeks of 2016, global stock markets were rising and bond prices were falling. Precisely the opposite was happening at the beginning of 2016.

In early 2016, concern over economic growth spread across the world and fueled global stock market declines. After reaching their lows of the year in mid-February 2016, most global stock markets rebounded. In the United States, stocks climbed, rallying after Donald Trump's victory in the November 2016 presidential election. Investors appeared to like the President's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. Outside of the United States, emerging-markets equities recorded solid gains in 2016. Developed-markets stocks overall posted negative returns, with European stock markets providing the weakest performance.

Meanwhile, bond markets were dominated by shifting expectations about Federal Reserve (the Fed) monetary policy. The Fed, which raised short-term interest rates by 0.25% in December 2015, had previously forecast four interest rate increases during 2016. Policymakers backed off this expectation in March 2016, saying that only two interest rate increases were possible. As expectations about the Fed's action extended into the future, longer-term interest rates fell and bond prices, which move in the opposite direction, rose. Yields then edged up during the summer and into the autumn of 2016 as U.S. economic data improved. They rose dramatically after the November 2016 presidential election and continued to rise in anticipation of a December 2016 interest rate increase by the Fed. As yields rose, bond prices fell. In December 2016, the Fed raised short-term interest rates by 0.25% and said it was likely to raise interest rates by 0.75% during 2017.

At the end of the twelve-month reporting period, as investors anticipated what might lie ahead, stock prices remained elevated and longer-term yields were near their highs for 2016. At some point, investors are likely to assess

================================================================================

================================================================================

whether reality matches their expectations. As of this writing, U.S. stock prices seem rather high. We believe that earnings news in the coming months will have to be extremely good in order to support continued price appreciation. We see relatively more opportunity in Europe in the near term, despite political uncertainties and slow economic growth. As for emerging-market equities, we believe the 2016 rally may continue, with the asset class benefiting from a pickup in economic growth, widening corporate profit margins, and improving liquidity.

Regarding the bond market, interest rate increases by the Fed in 2017 could add to short-term pressures. However, we believe that there is little reason to worry about rising yields, as long as they do not rise too quickly. We believe that interest rates will increase on a gradual basis; the economy is still growing slowly and inflation currently remains on the low side. Bonds continue to have an important role in a diversified portfolio, as they may help offset the potential volatility of stock holdings. They can also be an important source of income.

Looking ahead, we cannot predict how everything will play out. Investors should be prepared for increased volatility as the markets steadily readjust in response to new information. A diversified portfolio--one based on your individual goals, time horizon, and risk tolerance--can help you weather the markets' inevitable ups and downs. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor.

On behalf of everyone here at USAA Investments, we appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.
o Diversification does not guarantee a profit or prevent a loss.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Distributions to Shareholders                                             12

    Report of Independent Registered
      Public Accounting Firm                                                  13

    Portfolio of Investments                                                  14

    Notes to Portfolio of Investments                                         19

    Financial Statements                                                      21

    Notes to Financial Statements                                             24

EXPENSE EXAMPLE                                                               45

TRUSTEES' AND OFFICERS' INFORMATION                                           47

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

201620-0217

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA TOTAL RETURN STRATEGY FUND (THE FUND) SEEKS CAPITAL APPRECIATION THROUGH THE USE OF A DYNAMIC ALLOCATION STRATEGY, ACROSS STOCKS, BONDS, AND CASH INSTRUMENTS.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

In seeking to achieve its objective, the Fund's assets are invested pursuant to a dynamic asset allocation strategy that shifts assets among equity securities, investment-grade bonds, and/or cash equivalents. The dynamic asset allocation strategy seeks to identify the most attractive asset classes based on a multifaceted approach using both a valuation and fundamental framework. The
Fund generally will invest in U.S. and foreign stocks and investment-grade bonds, directly or through exchange-traded funds (ETFs), and/or cash equivalents through investment in short-term, high-quality money market instruments or money market funds. Equity securities in which the Fund may invest include common stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, preferred securities, and ETFs. The bond and money market securities in which the Fund may invest include obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics, including preferred and synthetic securities.

In addition, in an attempt to reduce the Fund's volatility over time, the Fund may employ an options-based risk-management strategy by purchasing and/or selling options on component indexes or corresponding ETFs and individual equities to attempt to provide the Fund with fairly consistent returns over a wide range of equity market environments.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    WASIF A. LATIF
    ANTHONY M. ERA
    LANCE HUMPHREY, CFA

--------------------------------------------------------------------------------

o  HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

   Financial assets produced mixed results in the reporting period ended December 31, 2016, reflecting the broad range of headlines that characterized the reporting period.

   Domestic equities posted the strongest returns among the major asset categories. The U.S. economy continued to grow at a faster rate than its developed-market global peers, leading to healthy relative performance for stocks. Small cap stocks, in particular, generated favorable gains thanks in part to their higher exposure to the country's superior growth. U.S. equities performed especially well in the wake of the presidential election, removing the uncertainty as to the outcome of the election which had weighed on investor sentiment through autumn and boosted expectations for growth in 2017.

   Developed-market international stocks finished with a small gain but trailed the United States by a wide margin. The impact of currency translation was a negative for U.S.-based investors due to the weakness in foreign currencies versus the U.S. dollar. In contrast, emerging-market stocks performed well in 2016. The renewed stability in commodity prices provided a positive backdrop for the asset class, as did improving corporate earnings and signs of stronger growth in both Russia and China.

   The U.S. bond market experienced mixed results in 2016. Market segments with the highest sensitivity to interest-rate movements, such as longer-term U.S. Treasuries, generally finished flat. The acceleration of

================================================================================

2  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

   the U.S. economy, in conjunction with the prospects of increasing growth-oriented government policy in 2017, raised concerns that the Federal Reserve (the Fed) would take a more aggressive approach to raising interest rates.

   Commodities delivered a double-digit return and outpaced both bonds and stocks. Mid-way through the first quarter of 2016, the aggressive easing actions of the world's major central banks touched off a significant rally in oil and other commodities from their previously depressed levels. Returns eased off in the second half of 2016, but commodities nonetheless closed 2016 well off compared to their February 2016 low.

o HOW DID THE USAA TOTAL RETURN STRATEGY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   The Fund has two share classes: Fund Shares and Institutional Shares. For of the reporting period ended December 31, 2016, the Fund Shares and Institutional Shares had total returns of 1.41% and 1.91%, respectively. This compares to total returns of 11.96% for the S&P 500 Index(R), 7.86% MSCI All-Country World Index*, and 3.91% for the Bloomberg Barclays U.S. Universal Index**.

   USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o  PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

   We employ an active strategy that seeks opportunities anywhere within the financial markets and strives to avoid asset classes with less compelling

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   Refer to page 8 for benchmark definitions.

   *As of May 1, 2016, the MSCI All-Country World Index replaced the S&P 500 Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

   **Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indexes. Thus, the benchmark is now called the Bloomberg Barclays U.S. Universal Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

   profiles of risk and return. This flexible approach added meaningful value in the first half of 2016, during which we capitalized on the strong returns for gold stocks and long-term U.S. Treasuries, two of the best performing market segments in that interval. Both categories experienced much weaker results in the second half of 2016, pressuring the Fund's relative performance.

   The Fund's fixed-income portfolio is largely allocated to exchange-traded funds (ETFs) that invest in intermediate-and long-term U.S. Treasuries, as well as Treasury Inflation Protected Securities (TIPS). After performing well in the first half of 2016, the two U.S. Treasury-linked ETFs subsequently lost ground and closed near the break-even mark, resulting in a headwind for the Fund at a time in which most asset categories registered healthy gains. TIPS slightly outperformed ordinary U.S. Treasuries, as investors sought to take advantage of their attractive relative value and achieve protection against the slight uptick in inflation data. Still, this small gain was not sufficient to keep pace with the strength of higher-risk assets.

   The Fund's allocation to ETFs linked to gold and silver added value for 2016, as did the Fund's position in precious-metals equities. These investments generated their best returns in the first half of 2016, as the backdrop of improving investor appetite for risk and highly supportive global central bank policies sparked a substantial rally in commodities and precious metals stocks. However, once investors increased focus on the possibility of higher interest rates, these categories began moving lower in the second half of 2016, and the Fund's relative performance suffered in kind.

   The Fund's equity allocation provided higher returns in 2016. The majority of this allocation was invested in overseas emerging market equities with a smaller position in U.S. stocks. After lagging through 2015 and the initial weeks of 2016, the emerging markets sector recovered to produce favorable returns. Part of the rally stemmed from external factors such as low global interest rates and strong investor sentiment, but there were also signs of improvements in both economic growth and corporate earnings. Perhaps most notably, market participants were encouraged by evidence of accelerating growth in China and the optimism surrounding the market-oriented views of Brazil's new government. We also added value by investing the bulk of the emerging market allocation in

================================================================================

4  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

   an ETF focused on companies with above average fundamentals, which outpaced the overall category by a comfortable margin. We continue to believe that there is opportunity in the emerging markets on the basis of their compelling valuations.

   We gave back some of these contributions by holding short positions in small-cap U.S. equities (using Russell 2000 Index futures) at various points in 2016. We believed the elevated valuation of smaller companies would translate to underperformance, but the asset class in fact delivered superior results in 2016.

   The Fund's hedging program, which is designed to help cushion the effect of large stock market sell-offs, was a slight overall detractor to performance due to stocks' positive returns.

   The general investment backdrop offered a mixed picture for investors at the close of the reporting period. The U.S. economy has continued to produce modest growth despite the challenging economic conditions elsewhere in the developed world. Additionally, the loose monetary policies of foreign central banks represent an ongoing engine of demand for higher-risk, higher-yielding financial assets. While these factors are a positive for the markets, potential sources of volatility include global political uncertainty and the possibility that the Fed may begin to raise interest rates more aggressively. At a time in which shifting headlines are likely to create above-average volatility and fluctuating results among the major asset classes, we believe we can add value through our opportunistic investment strategy.

   Thank you for allowing us to help you manage your investments.

   As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o ETFs are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.
   o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased volatility. It may be more volatile than other asset classes that diversify across many industries and companies.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA TOTAL RETURN STRATEGY FUND SHARES (FUND SHARES)
(Ticker Symbol: USTRX)

--------------------------------------------------------------------------------
                                        12/31/16                    12/31/15
--------------------------------------------------------------------------------
Net Assets                           $69.5 Million               $76.2 Million
Net Asset Value Per Share                $8.04                       $7.96

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
   1 YEAR                          5 YEARS                          10 YEARS
   1.41%                            0.14%                            -0.29%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 12/31/15*
--------------------------------------------------------------------------------
                                      1.56%

               (Includes acquired fund fees and expenses of 0.30%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                            LIPPER FLEXIBLE       BLOOMBERG BARCLAYS                            USAA TOTAL
                                            PORTFOLIO FUNDS         U.S. UNIVERSAL       MSCI ALL-COUNTRY     RETURN STRATEGY
                       S&P 500 INDEX             INDEX                  INDEX              WORLD INDEX*         FUND SHARES
12/31/2006              $10,000.00            $10,000.00             $10,000.00            $10,000.00           $10,000.00
 1/31/2007               10,151.24             10,118.77              10,002.69             10,099.48            10,130.00
 2/28/2007                9,952.69             10,079.25              10,156.52             10,046.31             9,920.00
 3/31/2007               10,064.01             10,173.88              10,159.51             10,247.90             9,983.00
 4/30/2007               10,509.80             10,491.25              10,219.55             10,701.69            10,304.00
 5/31/2007               10,876.54             10,727.33              10,152.94             11,020.85            10,614.00
 6/30/2007               10,695.84             10,678.67              10,109.92             10,988.47            10,556.00
 7/31/2007               10,364.22             10,570.59              10,160.70             10,820.68            10,426.00
 8/31/2007               10,519.58             10,563.42              10,281.38             10,790.74            10,526.00
 9/30/2007               10,913.00             10,979.78              10,373.68             11,370.01            10,827.00
10/31/2007               11,086.59             11,272.06              10,467.77             11,813.58            10,917.00
11/30/2007               10,623.10             11,005.23              10,619.51             11,291.26            10,584.00
12/31/2007               10,549.40             10,957.00              10,650.28             11,166.27            10,470.00
 1/31/2008                9,916.63             10,600.87              10,804.71             10,251.69            10,213.00
 2/29/2008                9,594.48             10,533.84              10,804.41             10,280.63            10,135.00
 3/31/2008                9,553.05             10,393.73              10,826.81             10,129.85            10,095.00
 4/30/2008               10,018.31             10,768.78              10,837.56             10,694.90            10,442.00
 5/31/2008               10,148.08             10,939.35              10,770.36             10,862.13            10,678.00
 6/30/2008                9,292.56             10,447.94              10,738.99              9,970.20            10,282.00
 7/31/2008                9,214.44             10,250.36              10,722.56              9,711.29            10,237.00
 8/31/2008                9,347.73             10,215.32              10,817.25              9,501.98            10,372.00
 9/30/2008                8,514.78              9,258.29              10,614.73              8,314.41             9,677.00
10/31/2008                7,084.74              7,834.55              10,232.99              6,666.90             8,505.00
11/30/2008                6,576.38              7,393.21              10,502.42              6,228.91             8,088.00
12/31/2008                6,646.35              7,667.85              10,903.58              6,454.66             8,270.00
 1/31/2009                6,086.15              7,342.45              10,841.75              5,903.18             7,811.00
 2/28/2009                5,438.11              6,847.13              10,784.10              5,325.19             7,318.00
 3/31/2009                5,914.47              7,300.81              10,946.29              5,763.83             7,622.00
 4/30/2009                6,480.54              7,885.51              11,059.20              6,444.23             7,944.00
 5/31/2009                6,843.01              8,387.65              11,183.17              7,086.32             8,346.00
 6/30/2009                6,856.58              8,249.99              11,268.59              7,046.59             8,294.00
 7/31/2009                7,375.20              8,921.40              11,481.87              7,666.88             8,616.00
 8/31/2009                7,641.47              9,138.77              11,615.39              7,941.09             8,743.00
 9/30/2009                7,926.62              9,526.27              11,773.10              8,305.40             8,905.00
10/31/2009                7,779.36              9,377.62              11,840.91              8,177.06             8,859.00
11/30/2009                8,246.00              9,777.64              11,991.16              8,513.36             9,147.00
12/31/2009                8,405.27              9,904.37              11,841.51              8,689.66             9,283.00
 1/31/2010                8,102.90              9,645.46              12,021.63              8,314.12             9,120.00
 2/28/2010                8,353.91              9,812.52              12,067.03              8,420.03             9,283.00
 3/31/2010                8,858.02             10,291.53              12,083.16              8,961.72             9,516.00
 4/30/2010                8,997.87             10,448.26              12,217.28              8,976.80             9,527.00
 5/31/2010                8,279.39              9,847.38              12,272.54              8,125.75             9,248.00
 6/30/2010                7,845.97              9,526.90              12,462.81              7,875.41             8,886.00
 7/31/2010                8,395.69             10,038.74              12,624.11              8,516.22             9,259.00
 8/31/2010                8,016.67              9,799.88              12,782.13              8,218.50             8,944.00
 9/30/2010                8,732.12             10,422.80              12,822.75              9,004.74             9,469.00
10/31/2010                9,064.37             10,766.30              12,888.17              9,330.18             9,597.00
11/30/2010                9,065.53             10,757.96              12,803.33              9,122.58             9,516.00
12/31/2010                9,671.39             11,183.06              12,689.83              9,790.61             9,748.00
 1/31/2011                9,900.62             11,416.70              12,719.70              9,944.26             9,853.00
 2/28/2011               10,239.80             11,647.20              12,760.32             10,233.83            10,040.00
 3/31/2011               10,243.88             11,700.15              12,775.55             10,223.61            10,087.00
 4/30/2011               10,547.25             12,032.02              12,941.33             10,641.88            10,262.00
 5/31/2011               10,427.86             11,927.67              13,101.44             10,413.13            10,204.00
 6/30/2011               10,254.04             11,753.95              13,059.02             10,249.05            10,157.00
 7/31/2011               10,045.53             11,659.19              13,262.14             10,082.18            10,028.00
 8/31/2011                9,499.83             11,148.89              13,396.56              9,345.69             9,526.00
 9/30/2011                8,832.01             10,400.26              13,434.79              8,463.34             9,128.00
10/31/2011                9,797.28             11,264.32              13,511.56              9,370.13             9,596.00
11/30/2011                9,775.63             11,092.05              13,471.53              9,089.64             9,748.00
12/31/2011                9,875.63             11,053.67              13,628.95              9,071.27             9,646.00
 1/31/2012               10,318.21             11,563.13              13,776.51              9,598.74             9,927.00
 2/29/2012               10,764.39             11,927.20              13,808.77             10,081.68            10,115.00
 3/31/2012               11,118.64             12,037.33              13,745.44             10,148.62            10,122.00
 4/30/2012               11,048.85             12,008.39              13,894.80             10,032.59            10,122.00
 5/31/2012               10,384.80             11,369.05              13,984.71              9,133.09             9,758.00
 6/30/2012               10,812.68             11,688.93              14,019.95              9,584.16            10,069.00
 7/31/2012               10,962.86             11,832.47              14,229.05              9,715.36            10,187.00
 8/31/2012               11,209.77             12,075.86              14,258.92              9,926.61            10,445.00
 9/30/2012               11,499.45             12,337.66              14,300.73             10,239.26            10,662.00
10/31/2012               11,287.12             12,252.54              14,346.14             10,171.01            10,592.00
11/30/2012               11,352.60             12,359.87              14,380.49             10,301.07            10,545.00
12/31/2012               11,456.07             12,528.41              14,383.18             10,534.40            10,671.00
 1/31/2013               12,049.44             12,913.27              14,308.20             11,019.70            10,883.00
 2/28/2013               12,213.01             12,926.46              14,376.90             11,017.99            10,694.00
 3/31/2013               12,671.04             13,142.01              14,393.93             11,219.44            10,818.00
 4/30/2013               12,915.17             13,323.46              14,551.94             11,539.95            10,771.00
 5/31/2013               13,217.28             13,317.58              14,305.22             11,508.29            10,629.00
 6/30/2013               13,039.78             13,011.56              14,053.41             11,171.92            10,196.00
 7/31/2013               13,703.30             13,486.58              14,099.11             11,706.75            10,373.00
 8/31/2013               13,306.43             13,272.06              14,018.76             11,462.84            10,208.00
 9/30/2013               13,723.72             13,738.40              14,158.25             12,054.91            10,404.00
10/31/2013               14,354.56             14,126.38              14,298.35             12,539.43            10,629.00
11/30/2013               14,792.00             14,260.78              14,252.05             12,717.01            10,558.00
12/31/2013               15,166.48             14,476.01              14,189.62             12,936.41            10,604.00
 1/31/2014               14,642.11             14,232.45              14,377.80             12,418.94            10,557.00
 2/28/2014               15,311.90             14,771.55              14,480.26             13,018.87            10,972.00
 3/31/2014               15,440.61             14,758.06              14,466.81             13,076.76            10,965.00
 4/30/2014               15,554.75             14,780.58              14,586.59             13,201.25            11,048.00
 5/31/2014               15,919.88             15,075.56              14,762.23             13,482.02            11,167.00
 6/30/2014               16,248.74             15,343.63              14,784.63             13,735.86            11,379.00
 7/31/2014               16,024.66             15,117.37              14,738.63             13,569.27            11,224.00
 8/31/2014               16,665.73             15,427.53              14,898.44             13,869.03            11,427.00
 9/30/2014               16,432.01             15,061.57              14,780.15             13,419.28            11,023.00
10/31/2014               16,833.37             15,154.05              14,925.03             13,513.75            10,916.00
11/30/2014               17,286.09             15,288.55              15,004.18             13,739.79            11,011.00
12/31/2014               17,242.55             15,100.61              14,978.49             13,474.66            10,844.00
 1/31/2015               16,724.94             15,084.01              15,263.46             13,263.99            10,892.00
 2/28/2015               17,686.15             15,500.55              15,174.44             14,002.42            11,071.00
 3/31/2015               17,406.45             15,323.56              15,237.17             13,785.45            10,825.00
 4/30/2015               17,573.44             15,508.55              15,219.55             14,185.43            10,909.00
 5/31/2015               17,799.42             15,541.70              15,192.96             14,166.92            10,837.00
 6/30/2015               17,454.85             15,253.71              15,023.30             13,833.41            10,547.00
 7/31/2015               17,820.56             15,332.55              15,110.82             13,953.53            10,391.00
 8/31/2015               16,745.37             14,701.71              15,066.31             12,997.01             9,947.00
 9/30/2015               16,331.03             14,333.66              15,125.16             12,526.14             9,782.00
10/31/2015               17,708.62             15,026.40              15,173.55             13,509.25            10,034.00
11/30/2015               17,761.29             14,947.35              15,118.29             13,397.70             9,757.00
12/31/2015               17,481.16             14,719.29              15,042.71             13,156.08             9,577.00
 1/31/2016               16,613.67             14,168.68              15,208.79             12,362.63             9,517.00
 2/29/2016               16,591.25             14,164.34              15,316.92             12,277.59            10,046.00
 3/31/2016               17,716.77             14,856.15              15,504.51             13,187.45            10,230.00
 4/30/2016               17,785.46             15,060.69              15,610.25             13,382.12            10,724.00
 5/31/2016               18,104.85             15,105.17              15,622.50             13,398.98            10,218.00
 6/30/2016               18,151.76             15,146.25              15,897.31             13,317.87            10,987.00
 7/31/2016               18,820.99             15,600.65              16,028.44             13,891.79            11,421.00
 8/31/2016               18,847.42             15,642.41              16,045.76             13,938.53            10,782.00
 9/30/2016               18,850.98             15,737.43              16,049.64             14,023.93            10,859.00
10/31/2016               18,507.12             15,530.11              15,943.01             13,785.88            10,533.00
11/30/2016               19,192.53             15,589.47              15,584.56             13,890.65             9,772.00
12/31/2016               19,571.89             15,772.58              15,630.86             14,190.72             9,712.00

                                   [END CHART]

                         Data from 12/31/06 to 12/31/16.

                         See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Flexible Portfolio Funds Index reflects the fees and expenses of the underlying funds included in the Index.

*As of May 1, 2016, the MSCI All-Country World Index replaced the S&P 500 Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Total Return Strategy Fund Shares to the following benchmarks:

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The Lipper Flexible Portfolio Funds Index tracks the performance of the 30 largest funds within the Lipper Flexible Funds category, which includes funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

o The Bloomberg Barclays U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

================================================================================

8  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

USAA TOTAL RETURN STRATEGY FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UTRIX)

--------------------------------------------------------------------------------
                                       12/31/16                     12/31/15
--------------------------------------------------------------------------------
Net Assets                           $13.9 Million                $26.2 Million
Net Asset Value Per Share                $8.07                        $7.97

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
   1 YEAR                                            SINCE INCEPTION 7/12/13
   1.91%                                                     -1.55%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 12/31/15*
--------------------------------------------------------------------------------
                                      1.28%

               (Includes acquired fund fees and expenses of 0.30%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                            LIPPER FLEXIBLE    BLOOMBERG BARCLAYS      USAA TOTAL RETURN
                                       MSCI ALL-COUNTRY     PORTFOLIO FUNDS      U.S. UNIVERSAL          STRATEGY FUND
                  S&P 500 INDEX          WORLD INDEX*            INDEX                INDEX           INSTITUTIONAL SHARES
 7/31/2013         $10,000.00            $10,000.00           $10,000.00           $10,000.00             $10,000.00
 8/31/2013           9,710.38              9,791.66             9,840.93             9,943.01               9,852.00
 9/30/2013          10,014.90             10,297.41            10,186.72            10,041.95              10,051.00
10/31/2013          10,475.26             10,711.29            10,474.39            10,141.31              10,257.00
11/30/2013          10,794.48             10,862.98            10,574.05            10,108.47              10,188.00
12/31/2013          11,067.76             11,050.39            10,733.64            10,064.19              10,237.00
 1/31/2014          10,685.10             10,608.37            10,553.04            10,197.67              10,191.00
 2/28/2014          11,173.88             11,120.83            10,952.77            10,270.33              10,591.00
 3/31/2014          11,267.80             11,170.28            10,942.77            10,260.80              10,592.00
 4/30/2014          11,351.09             11,276.62            10,959.47            10,345.76              10,684.00
 5/31/2014          11,617.55             11,516.46            11,178.19            10,470.33              10,787.00
 6/30/2014          11,857.54             11,733.29            11,376.96            10,486.22              10,998.00
 7/31/2014          11,694.01             11,590.98            11,209.19            10,453.59              10,848.00
 8/31/2014          12,161.83             11,847.04            11,439.17            10,566.94              11,044.00
 9/30/2014          11,991.28             11,462.86            11,167.82            10,483.04              10,660.00
10/31/2014          12,284.17             11,543.56            11,236.39            10,585.79              10,556.00
11/30/2014          12,614.55             11,736.64            11,336.11            10,641.94              10,660.00
12/31/2014          12,582.77             11,510.17            11,196.77            10,623.72              10,496.00
 1/31/2015          12,205.04             11,330.21            11,184.46            10,825.83              10,542.00
 2/28/2015          12,906.49             11,960.98            11,493.31            10,762.70              10,715.00
 3/31/2015          12,702.38             11,775.65            11,362.08            10,807.19              10,483.00
 4/30/2015          12,824.23             12,117.31            11,499.24            10,794.69              10,576.00
 5/31/2015          12,989.14             12,101.50            11,523.82            10,775.83              10,506.00
 6/30/2015          12,737.70             11,816.61            11,310.28            10,655.49              10,221.00
 7/31/2015          13,004.57             11,919.23            11,368.74            10,717.57              10,070.00
 8/31/2015          12,219.95             11,102.15            10,900.99            10,686.00               9,640.00
 9/30/2015          11,917.59             10,699.93            10,628.09            10,727.74               9,483.00
10/31/2015          12,922.89             11,539.72            11,141.74            10,762.06               9,740.00
11/30/2015          12,961.32             11,444.43            11,083.13            10,722.87               9,460.00
12/31/2015          12,756.89             11,238.04            10,914.03            10,669.27               9,297.00
 1/31/2016          12,123.85             10,560.26            10,505.76            10,787.06               9,250.00
 2/29/2016          12,107.49             10,487.62            10,502.54            10,863.75               9,763.00
 3/31/2016          12,928.84             11,264.83            11,015.50            10,996.80               9,938.00
 4/30/2016          12,978.96             11,431.12            11,167.17            11,071.80              10,429.00
 5/31/2016          13,212.03             11,445.52            11,200.15            11,080.49               9,938.00
 6/30/2016          13,246.27             11,376.24            11,230.61            11,275.40              10,681.00
 7/31/2016          13,734.64             11,866.48            11,567.53            11,368.40              11,113.00
 8/31/2016          13,753.93             11,906.41            11,598.50            11,380.69              10,493.00
 9/30/2016          13,756.53             11,979.35            11,668.95            11,383.45              10,566.00
10/31/2016          13,505.59             11,776.02            11,515.23            11,307.81              10,261.00
11/30/2016          14,005.77             11,865.51            11,559.24            11,053.58               9,510.00
12/31/2016          14,282.61             12,121.83            11,695.01            11,086.42               9,474.00

                                   [END CHART]

                        Data from 7/31/13 to 12/31/16.**

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Total Return Strategy Fund Institutional Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Flexible Portfolio Funds Index reflects the fees and expenses of the underlying funds included in the Index.

*As of May 1, 2016, the MSCI All-Country World Index replaced the S&P 500(R) Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

**The performance of the S&P 500 Index, MSCI All-Country World Index, Lipper Flexible Portfolio Funds Index, and the Bloomberg Barclays U.S. Universal Index is calculated from the end of the month, July 31, 2013, while the Institutional Shares initially invested in securities on July 15, 2013. There may be a slight variation of the performance numbers because of this difference.

================================================================================

10  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

                      o TOP 10 EQUITY SECURITIES - 12/31/16 o
                                (% of Net Assets)

PowerShares FTSE RAFI Emerging Markets Portfolio* ........................ 10.0%
iShares Gold Trust* ......................................................  5.3%
SPDR Gold Shares* ........................................................  5.3%
WisdomTree India Earnings Fund* ..........................................  4.1%
VanEck Vectors Gold Miners ETF ...........................................  3.8%
WisdomTree Japan Hedged Equity Fund* .....................................  0.9%
Agnico-Eagle Mines Ltd. ..................................................  0.9%
Newmont Mining Corp. .....................................................  0.8%
iShares Silver Trust* ....................................................  0.7%
Goldcorp, Inc. ...........................................................  0.7%

                         o ASSET ALLOCATION** - 12/31/16 o
                                (% of Net Assets)

                        [PIE CHART OF ASSET ALLOCATION**]

FIXED-INCOME EXCHANGE-TRADED FUNDS*                                        53.3%
EXCHANGE-TRADED FUNDS*                                                     30.1%
COMMON STOCKS                                                              12.4%
MONEY MARKET INSTRUMENTS                                                    1.9%
CONVERTIBLE SECURITIES                                                      1.0%
EURODOLLAR AND YANKEE OBLIGATIONS                                           0.4%

                                   [END CHART]

 * The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.
** Excludes options and futures.

Percentages are of net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 14-18.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2016:

           DIVIDEND RECEIVED          QUALIFIED DIVIDEND           QUALIFIED
          DEDUCTION (CORPORATE      INCOME (NON-CORPORATE           INTEREST
            SHAREHOLDERS)(1)           SHAREHOLDERS)(1)             INCOME
          ------------------------------------------------------------------
                11.20%                     43.15%                   $44,000
          ------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

================================================================================

12  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TOTAL RETURN STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Total Return Strategy Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Total Return Strategy Fund at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
February 21, 2017

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2016

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (42.5%)

              COMMON STOCKS (12.4%)

              CONSUMER DISCRETIONARY (0.9%)
              -----------------------------
              CASINOS & GAMING (0.4%)
     6,125    Las Vegas Sands Corp.(a)                                                                $   327
                                                                                                      -------
              HOTELS, RESORTS & CRUISE LINES (0.5%)
     8,520    Hilton Worldwide Holdings, Inc.*(a)                                                         232
     4,670    Norwegian Cruise Line Holdings Ltd.*(a)                                                     199
                                                                                                      -------
                                                                                                          431
                                                                                                      -------
              Total Consumer Discretionary                                                                758
                                                                                                      -------
              ENERGY (0.4%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.4%)
    13,200    Antero Resources Corp.*(a)                                                                  312
                                                                                                      -------
              FINANCIALS (0.4%)
              -----------------
              INVESTMENT BANKING & BROKERAGE (0.4%)
     7,786    Charles Schwab Corp.(a)                                                                     307
                                                                                                      -------
              INDUSTRIALS (0.8%)
              ------------------
              AIRLINES (0.5%)
     5,412    United Continental Holdings, Inc.*(a)                                                       394
                                                                                                      -------
              RAILROADS (0.3%)
     1,994    Canadian Pacific Railway Ltd.(a)                                                            285
                                                                                                      -------
              Total Industrials                                                                           679
                                                                                                      -------
              INFORMATION TECHNOLOGY (1.0%)
              -----------------------------
              COMMUNICATIONS EQUIPMENT (0.2%)
     5,658    Juniper Networks, Inc.(a)                                                                   160
                                                                                                      -------
              INTERNET SOFTWARE & SERVICES (0.5%)
     3,626    Facebook, Inc. "A"*(a)                                                                      417
                                                                                                      -------
              SEMICONDUCTORS (0.3%)
     2,553    NXP Semiconductors N.V.*(a)                                                                 250
                                                                                                      -------
              Total Information Technology                                                                827
                                                                                                      -------

================================================================================

14  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              MATERIALS (8.9%)
              ----------------
              CONSTRUCTION MATERIALS (0.3%)
     2,400    Vulcan Materials Co.(a)                                                                 $   300
                                                                                                      -------
              PRECIOUS METALS & MINERALS (8.6%)
    17,500    Agnico-Eagle Mines Ltd.                                                                     735
    20,000    AngloGold Ashanti Ltd. ADR*(a)                                                              210
   100,000    B2Gold Corp.*                                                                               238
    20,000    Barrick Gold Corp.                                                                          320
    60,000    Centerra Gold, Inc.                                                                         281
    43,000    Compania de Minas Buenaventura S.A. ADR                                                     485
   100,000    Dundee Precious Metals, Inc.*                                                               168
   160,000    Eldorado Gold Corp.*                                                                        515
    41,000    Goldcorp, Inc.                                                                              558
    45,902    Hycroft Mining Corp., acquired 6/5/2014 - 6/9/2015; cost $2,337*(b),(c)                      46
   105,000    Kinross Gold Corp.*                                                                         327
    75,000    New Gold, Inc.*                                                                             262
    20,000    Newmont Mining Corp.                                                                        681
    26,000    Pan American Silver Corp.                                                                   392
     7,000    Randgold Resources Ltd. ADR                                                                 534
     8,500    Royal Gold, Inc.(a)                                                                         538
    24,000    Silver Wheaton Corp.                                                                        464
    41,000    Tahoe Resources, Inc.                                                                       386
                                                                                                      -------
                                                                                                        7,140
                                                                                                      -------
              Total Materials                                                                           7,440
                                                                                                      -------
              Total Common Stocks (cost: $14,272)                                                      10,323
                                                                                                      -------

              EXCHANGE-TRADED FUNDS (30.1%)
   400,000    iShares Gold Trust*                                                                       4,432
    40,000    iShares Silver Trust*                                                                       604
   460,000    PowerShares FTSE RAFI Emerging Markets Portfolio                                          8,349
    40,000    SPDR Gold Shares*                                                                         4,385
   150,000    VanEck Vectors Gold Miners ETF                                                            3,138
   170,000    WisdomTree India Earnings Fund                                                            3,434
    15,000    WisdomTree Japan Hedged Equity Fund                                                         743
                                                                                                      -------
              Total Exchange-Traded Funds (cost: $27,713)                                              25,085
                                                                                                      -------
              Total Equity Securities (cost: $41,985)                                                  35,408
                                                                                                      -------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE            MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
              BONDS (54.7%)

              CONVERTIBLE SECURITIES (1.0%)

              MATERIALS (1.0%)
              ----------------
              GOLD (1.0%)
$      541    Hycroft Mining Corp., acquired 10/21/2015 -
                12/30/2016; cost $524(b),(c),(d) (cost: $524)          15.00%         10/22/2020      $   852
                                                                                                      -------

              EURODOLLAR AND YANKEE OBLIGATIONS (0.4%)

              MATERIALS (0.4%)
              ----------------
              GOLD (0.4%)
       308    St. Barbara Ltd.(e) (cost: $277)                          8.88           4/15/2018          318
                                                                                                      -------

-------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-------------------------------------------------------------------------------------------------------------
              FIXED-INCOME EXCHANGE-TRADED FUNDS (53.3%)
   160,000    iShares 20+ Year Treasury Bond ETF(a)                                                    19,061
    37,000    iShares 7-10 Year Treasury Bond ETF                                                       3,879
   190,000    iShares TIPS Bond ETF                                                                    21,502
                                                                                                      -------
              Total Fixed-Income Exchange-Traded Funds (cost: $45,751)                                 44,442
                                                                                                      -------
              Total Bonds (cost: $46,552)                                                              45,612
                                                                                                      -------

              MONEY MARKET INSTRUMENTS (1.9%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.9%)
 1,550,380    State Street Institutional Treasury Money Market Fund
                Premier Class, 0.40%(a),(f) (cost: $1,550)                                              1,550
                                                                                                      -------

              TOTAL INVESTMENTS (COST: $90,087)                                                       $82,570
                                                                                                      =======
-------------------------------------------------------------------------------------------------------------
NUMBER OF
CONTRACTS
-------------------------------------------------------------------------------------------------------------
              PURCHASED OPTIONS (1.1%)
    10,000    Call - iShares MSCI Emerging Markets ETF expiring January 20, 2017 at 48                      5
     5,000    Call - iShares MSCI Emerging Markets ETF expiring January 20, 2017 at 50                      3
     2,000    Call - VanEck Vectors Gold Miners ETF expiring January 19, 2018 at 25                       450
     2,000    Call - VanEck Vectors Gold Miners ETF expiring January 19, 2018 at 35                       140
     3,000    Call - VanEck Vectors Gold Miners ETF expiring January 19, 2018 at 45                        82
     3,500    Call - VanEck Vectors Gold Miners ETF expiring January 20, 2017 at 26                        11
       100    Put - Alphabet, Inc. expiring January 20, 2017 at 580                                         2
       100    Put - Amazon.com, Inc. expiring January 20, 2017 at 470                                       1

================================================================================

16  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
CONTRACTS     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
       300    Put - Facebook, Inc. expiring January 19, 2018 at 70                                    $    41
       400    Put - Facebook, Inc. expiring January 20, 2017 at 80                                          1
       127    Put - iShares MSCI EAFE ETF expiring March 17, 2017 at 56                                    12
       100    Put - iShares NASDAQ Biotechnology ETF expiring January 19, 2018 at 200                      71
       100    Put - Netflix, Inc. expiring January 20, 2017 at 80                                           1
       500    Put - NXP Semiconductors N.V. expiring January 19, 2018 at 35                                 1
        10    Put - S&P 500 Index expiring March 31, 2017 at 2200                                          49
     4,000    Put - United States Oil Fund LP expiring January 19, 2018 at 5                               18
     8,000    Put - United States Oil Fund LP expiring January 20, 2017 at 5                                4
                                                                                                      -------

              TOTAL PURCHASED OPTIONS (COST: $3,177)                                                  $   892
                                                                                                      =======

-------------------------------------------------------------------------------------------------------------
                                                                                                   UNREALIZED
                                                                                   CONTRACT     APPRECIATION/
                                                                  EXPIRATION        VALUE      (DEPRECIATION)
                                                                     DATE           (000)               (000)
-------------------------------------------------------------------------------------------------------------
              FUTURES(g),(h)

              LONG FUTURES

              INTEREST RATE CONTRACTS

        15    U.S. Treasury Bond                                   3/22/2017       $ 2,260               $(20)
                                                                                   -------               ----
              FOREIGN EXCHANGE CONTRACTS
         2    Dollar Index                                         3/13/2017           204                  2
                                                                                   -------               ----
              TOTAL LONG FUTURES                                                   $ 2,464               $(18)
                                                                                   -------               ----
              SHORT FUTURES

              EQUITY CONTRACTS

       (50)   Russell 2000 Mini                                    3/17/2017       $(3,392)              $ 74
                                                                                   -------               ----
              TOTAL SHORT FUTURES                                                  $(3,392)              $ 74
                                                                                   =======               ====

              TOTAL FUTURES                                                        $  (928)              $ 56
                                                                                   =======               ====

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1           LEVEL 2           LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                 $10,277              $  -              $ 46           $10,323
  Exchange-Traded Funds                          25,085                 -                 -            25,085

Bonds:
  Convertible Securities                              -                 -               852               852
  Eurodollar and Yankee Obligations                   -               318                 -               318
  Fixed-Income Exchange-Traded Funds             44,442                 -                 -            44,442

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                            1,550                 -                 -             1,550

Purchased Options                                   892                 -                 -               892

Futures(1)                                           76                 -                 -                76
-------------------------------------------------------------------------------------------------------------
Total                                           $82,322              $318              $898           $83,538
-------------------------------------------------------------------------------------------------------------

LIABILITIES                                     LEVEL 1           LEVEL 2           LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------------------------
Futures(1)                                        $(20)                $-                $-              $(20)
-------------------------------------------------------------------------------------------------------------
Total                                             $(20)                $-                $-              $(20)
-------------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

-------------------------------------------------------------------------------------------------------------
                                    RECONCILIATION OF LEVEL 3 INVESTMENTS
-------------------------------------------------------------------------------------------------------------
                                                                                CONVERTIBLE            COMMON
($ IN 000s)                                                                      SECURITIES            STOCKS
-------------------------------------------------------------------------------------------------------------
Balance as of December 31, 2015                                                        $481               $12
Purchases                                                                                87                 -
Sales                                                                                     -                 -
Transfers into Level 3                                                                    -                 -
Transfers out of Level 3                                                                  -                 -
Net realized gain (loss) on investments                                                   -                 -
Change in net unrealized appreciation/(depreciation)
  of investments                                                                        284                34
-------------------------------------------------------------------------------------------------------------
Balance as of December 31, 2016                                                        $852               $46
-------------------------------------------------------------------------------------------------------------

For the period of January 1, 2016, through December 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

18  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2016

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 37.7% of net assets at December 31, 2016.

   The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o  CATEGORIES AND DEFINITIONS

   EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

   TIPS Treasury Inflation Protected Securities

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  19

================================================================================

o  SPECIFIC NOTES

   (a) The security, or a portion thereof, is segregated to cover the value of open futures contracts at December 31, 2016.

   (b) Security deemed illiquid by USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board). The aggregate market value of these securities at December 31, 2016, was $898,000, which represented 1.1% of the Fund's net assets.

   (c) Security was fair valued at December 31, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $898,000, which represented 1.1% of the Fund's net assets.

   (d) Pay-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

   (e) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

   (f) Rate represents the money market fund annualized seven-day yield at December 31, 2016.

   (g) Cash of $616,000 is segregated as collateral for initial margin requirements on open futures contracts.

   (h) The contract value of futures purchased and/or sold as a percentage of net assets is 1.1%.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

20  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $90,087)                        $ 82,570
   Purchased options, at market value (cost of $3,177)                                      892
   Cash denominated in foreign currencies (identified cost of $2)                             2
   Receivables:
      Capital shares sold                                                                    33
      Dividends and interest                                                                 30
   Variation margin on futures contracts                                                     56
                                                                                       --------
         Total assets                                                                    83,583
                                                                                       --------
LIABILITIES
   Payables:
      Capital shares redeemed                                                                30
      Bank overdraft                                                                         73
   Accrued management fees                                                                   39
   Accrued transfer agent's fees                                                              3
   Other accrued expenses and payables                                                       89
                                                                                       --------
         Total liabilities                                                                  234
                                                                                       --------
            Net assets applicable to capital shares outstanding                        $ 83,349
                                                                                       ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                     $128,556
   Accumulated undistributed net investment income                                          104
   Accumulated net realized loss on investments, options, and
      futures transactions                                                              (35,670)
   Net unrealized depreciation of investments, options, and
      futures contracts                                                                  (9,746)
   Net unrealized appreciation of foreign currency translations                             105
                                                                                       --------
            Net assets applicable to capital shares outstanding                        $ 83,349
                                                                                       ========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $69,463/8,633 capital shares
         outstanding, no par value)                                                    $   8.05
                                                                                       ========
      Institutional Shares (net assets of $13,886/1,721 capital shares
         outstanding, no par value)                                                    $   8.07
                                                                                       ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended December 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $16)                                     $ 1,392
   Interest (net of foreign taxes withheld of $2)                                           236
                                                                                        -------
      Total income                                                                        1,628
                                                                                        -------
EXPENSES
   Management fees                                                                          580
   Administration and servicing fees:
      Fund Shares                                                                           118
      Institutional Shares                                                                   22
   Transfer agent's fees:
      Fund Shares                                                                           249
      Institutional Shares                                                                   22
   Custody and accounting fees:
      Fund Shares                                                                            76
      Institutional Shares                                                                   20
   Postage:
      Fund Shares                                                                            13
   Shareholder reporting fees:
      Fund Shares                                                                            19
      Institutional Shares                                                                    1
   Trustees' fees                                                                            30
   Registration fees:
      Fund Shares                                                                            33
      Institutional Shares                                                                   12
   Professional fees                                                                        111
   Other                                                                                     15
                                                                                        -------
         Total expenses                                                                   1,321
                                                                                        -------
NET INVESTMENT INCOME                                                                       307
                                                                                        -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
   Net realized loss on:
      Investments                                                                           (23)
      Options                                                                              (705)
      Futures transactions                                                               (1,020)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                         5,965
      Foreign currency translations                                                          22
      Options                                                                            (1,545)
      Futures contracts                                                                     133
                                                                                        -------
         Net realized and unrealized gain                                                 2,827
                                                                                        -------
   Increase in net assets resulting from operations                                     $ 3,134
                                                                                        =======

See accompanying notes to financial statements.

================================================================================

22  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

-----------------------------------------------------------------------------------------------
                                                                            2016           2015
-----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                $    307       $  1,032
   Net realized loss on investments                                          (23)        (3,632)
   Net realized gain on long-term capital gain distributions
      from other investment companies                                          -             95
   Net realized loss on foreign currency transactions                          -            (26)
   Net realized loss on options                                             (705)        (4,575)
   Net realized gain (loss) on futures transactions                       (1,020)           400
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                          5,965        (12,541)
      Foreign currency translations                                           22             28
      Options                                                             (1,545)           547
      Futures contracts                                                      133            204
                                                                        -----------------------
      Increase (decrease) in net assets resulting from operations          3,134        (18,468)
                                                                        -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                           (264)          (655)
      Institutional Shares                                                  (116)          (625)
                                                                        -----------------------
         Total distributions of net investment income                       (380)        (1,280)
                                                                        -----------------------
   Tax return of capital:
      Fund Shares                                                            (59)             -
      Institutional Shares                                                   (26)             -
                                                                        -----------------------
         Total distributions of tax return of capital                        (85)             -
                                                                        -----------------------
      Distributions to shareholders                                         (465)        (1,280)
                                                                        -----------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                            (8,069)       (10,195)
   Institutional Shares                                                  (13,623)       (58,907)
                                                                        -----------------------
      Total net decrease in net assets from capital
         share transactions                                              (21,692)       (69,102)
                                                                        -----------------------
   Net decrease in net assets                                            (19,023)       (88,850)

NET ASSETS
   Beginning of year                                                     102,372        191,222
                                                                        -----------------------
   End of year                                                          $ 83,349       $102,372
                                                                        =======================
Accumulated undistributed net investment income:
   End of year                                                          $    104       $    174
                                                                        =======================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Total Return Strategy Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation through the use of a dynamic allocation strategy, across stocks, bonds, and cash instruments.

The Fund's assets are invested pursuant to a dynamic asset allocation strategy, which allows the Fund's investment adviser to invest at any given time a portion or substantially all of the Fund's assets allocated to it in stocks or bonds, either directly or through the use of exchange-traded funds (ETFs), and/or cash equivalents, through direct investment in short-term, high-quality money market instruments or money market funds.

The Fund consists of two classes of shares: Total Return Strategy Fund Shares (Fund Shares) and Total Return Strategy Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment

================================================================================

24  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including ETFs, except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

      markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

   3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

================================================================================

26  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

   4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

   5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

   6. Repurchase agreements are valued at cost.

   7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

   8. Options are valued by a pricing service at the National Best Bid/Offer
      (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

   9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

      actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

   Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

   The valuation of securities falling in the Level 3 category are primarily supported by quoted prices obtained from a broker-dealer participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

================================================================================

28  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

   Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at December 31, 2016, did not include master netting provisions.

   FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

   OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

   Premiums paid for purchased options are included in the Fund's Statement of Assets and Liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

   Premiums received from writing options are included in the Fund's Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

   In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock

================================================================================

30  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

   portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

   FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2016* (IN THOUSANDS)

                                      ASSET DERIVATIVES                        LIABILITY DERIVATIVES
   -----------------------------------------------------------------------------------------------------
                              STATEMENT OF                             STATEMENT OF
   DERIVATIVES NOT            ASSETS AND                               ASSETS AND
   ACCOUNTED FOR AS           LIABILITIES                              LIABILITIES
   HEDGING INSTRUMENTS        LOCATION               FAIR VALUE        LOCATION               FAIR VALUE
   -----------------------------------------------------------------------------------------------------
   Interest rate contracts                                             Net unrealized           $(20)**
                                                                       depreciation of
                                                                       investments, options,
                                                                       and futures contracts
   -----------------------------------------------------------------------------------------------------
   Equity contracts           Net unrealized            $966**                                     -
                              depreciation of
                              investments, options,
                              and futures contracts
   -----------------------------------------------------------------------------------------------------
   Foreign exchange           Net unrealized               2                                       -
   contracts                  depreciation of
                              investments, options,
                              and futures contracts
   -----------------------------------------------------------------------------------------------------
   Total                                                $968                                    $(20)
   -----------------------------------------------------------------------------------------------------

    * For open derivative instruments as of December 31, 2016, see the Portfolio of Investments, which also is indicative of activity for the year ended December 31, 2016.

   ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

     THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2016 (IN THOUSANDS)

                                                                                  CHANGE IN
                                                                                  UNREALIZED
     DERIVATIVES NOT                                             REALIZED         APPRECIATION/
     ACCOUNTED FOR AS             STATEMENT OF                   GAIN (LOSS)      (DEPRECIATION)
     HEDGING INSTRUMENTS          OPERATIONS LOCATION            ON DERIVATIVES   ON DERIVATIVES
     -------------------------------------------------------------------------------------------
     Interest rate contracts      Net realized loss on             $  (130)          $   (18)
                                  Futures transactions/
                                  Change in net unrealized
                                  appreciation/(depreciation)
                                  of Futures contracts
     -------------------------------------------------------------------------------------------
     Equity contracts             Net realized loss on              (1,595)           (1,396)
                                  Options and Futures
                                  transactions / Change in
                                  net unrealized appreciation/
                                  (depreciation) of Options
                                  and Futures contracts
     -------------------------------------------------------------------------------------------
     Foreign exchange contracts   Net realized loss on                   -                 2
                                  Futures transactions/
                                  Change in net unrealized
                                  appreciation/(depreciation)
                                  of Futures contracts
     -------------------------------------------------------------------------------------------
     Total                                                         $(1,725)          $(1,412)
     -------------------------------------------------------------------------------------------

D. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since

================================================================================

32  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

   the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

G. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

   reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

H. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

I. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended December 31, 2016, there were no custodian and other bank credits.

J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

34  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended December 31, 2016, the Fund paid CAPCO facility fees of $1,000, which represents 0.1% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended December 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, and additional adjustments

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

resulted in reclassifications to the Statement of Assets and Liabilities to increase accumulated undistributed net investment income and accumulated net realized loss on investments by $3,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended December 31, 2016, and 2015, was as follows:

                                               2016                      2015
                                             -----------------------------------
Ordinary income*                             $380,000                 $1,280,000
Tax basis return of capital                    85,000                          -
                                             --------                 ----------
   Total distributions paid                  $465,000                 $1,280,000
                                             ========                 ==========

As of December 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Accumulated capital and other losses                                $(35,341,000)
Unrealized depreciation of investments                                (9,855,000)

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales and grantor trusts expense adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At December 31, 2016, the Fund had both pre-enactment capital loss carryforwards and post-enactment capital loss carryforwards for federal income tax purposes as shown in the table below. If not offset by subsequent

================================================================================

36  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

capital gains, the pre-enactment capital loss carryforwards will expire as shown below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

                              CAPITAL LOSS CARRYFORWARDS
                   -----------------------------------------------
                   EXPIRES           SHORT-TERM         LONG-TERM
                   -------------    -----------        -----------
                   2017             $17,718,000        $        -
                   2018               7,811,000                 -
                   No Expiration      7,769,000         2,043,000
                                    -----------        ----------
                     Total          $33,298,000        $2,043,000
                                    ===========        ==========

For the year ended December 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2016, were $24,769,000 and $47,756,000, respectively.

As of December 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $93,425,000.

Gross unrealized appreciation and depreciation of investments as of December 31, 2016, for federal income tax purposes, were $2,249,000 and $12,212,000, respectively, resulting in net unrealized depreciation of $9,963,000.

(5) CAPITAL SHARE TRANSACTIONS

At December 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                               YEAR ENDED                         YEAR ENDED
                                            DECEMBER 31, 2016                  DECEMBER 31, 2015
-------------------------------------------------------------------------------------------------
                                          SHARES         AMOUNT               SHARES       AMOUNT
                                          -------------------------------------------------------
FUND SHARES:
Shares sold                                  788       $  6,785                  551     $  4,842
Shares issued from reinvested
  dividends                                   35            319                   74          643
Shares redeemed                           (1,763)       (15,173)              (1,806)     (15,680)
                                          -------------------------------------------------------
Net decrease from capital
  share transactions                        (940)      $ (8,069)              (1,181)    $(10,195)
                                          =======================================================
INSTITUTIONAL SHARES:
Shares sold                                  259       $  2,232                  259     $  2,276
Shares issued from reinvested
  dividends                                   16            142                   71          625
Shares redeemed                           (1,843)       (15,997)              (7,346)     (61,808)
                                          -------------------------------------------------------
Net decrease from capital
  share transactions                      (1,568)      $(13,623)              (7,016)    $(58,907)
                                          =======================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended December 31, 2016, the Fund had no subadviser(s).

   The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and

================================================================================

38  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

   paid monthly at an annualized rate of 0.65% of the Fund's average net assets.

   The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance over the performance period to that of the Lipper Flexible Portfolio Funds Index. The Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds in the Lipper Flexible Portfolio Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
------------------------------------------------------------------
+/- 100 to 400                              +/- 4
+/- 401 to 700                              +/- 5
+/- 701 and greater                         +/- 6

(1)Based on the difference between average annual performance relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

Each class's annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Flexible Portfolio Funds Index over that period, even if the Fund had overall negative returns during the performance period.

For the year ended December 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $580,000, which included a performance adjustment for the Fund Shares and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

   Institutional Shares of $(45,000) and $(29,000), respectively. For the Fund Shares and Institutional Shares, the performance adjustments were (0.06)% and (0.14)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and 0.10% of average net assets of the Institutional Shares. For the year ended December 31, 2016, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $118,000 and $22,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2016, the Fund reimbursed the Manager $3,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended December 31, 2016, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $249,000 and $22,000, respectively.

D. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

================================================================================

40  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of December 31, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                       OWNERSHIP %
--------------------------------------------------------------------------------------
Target Retirement Income                                                       0.4
Target Retirement 2020                                                         1.9
Target Retirement 2030                                                         6.4
Target Retirement 2040                                                         4.7
Target Retirement 2050                                                         2.8
Target Retirement 2060                                                         0.2

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended December 31, 2016, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                          NET REALIZED
                                                               COST TO    GAIN (LOSS) TO
SELLER                                PURCHASER               PURCHASER      SELLER
----------------------------------------------------------------------------------------
Cornerstone Moderately Conservative   Total Return Strategy   $  6,000     $ (4,000)
Cornerstone Moderate                  Total Return Strategy     42,000      (33,000)
Cornerstone Aggressive                Total Return Strategy     13,000      (10,000)
Cornerstone Moderately Aggressive     Total Return Strategy    113,000      (88,000)

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the final rules require the filing of new forms N-PORT and N-CEN, and amends Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This final rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

42  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                         YEAR ENDED DECEMBER 31,
                                 ------------------------------------------------------------------
                                    2016            2015           2014         2013           2012
                                 ------------------------------------------------------------------
Net asset value at
  beginning of period            $  7.96         $  9.08        $  8.95     $   9.05       $   8.24
                                 ------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .03             .05            .06          .08            .06
  Net realized and
    unrealized gain (loss)           .10           (1.11)           .14(a)      (.14)           .81
                                 ------------------------------------------------------------------
Total from investment
  operations                         .13           (1.06)           .20         (.06)           .87
                                 ------------------------------------------------------------------
Less distributions from:
  Net investment income             (.03)           (.06)          (.07)        (.04)          (.06)
  Tax return of capital             (.01)              -              -            -              -
                                 ------------------------------------------------------------------
Total distributions                 (.04)           (.06)          (.07)        (.04)          (.06)
                                 ------------------------------------------------------------------
Net asset value at
  end of period                  $  8.05         $  7.96        $  9.08     $   8.95       $   9.05
                                 ==================================================================
Total return (%)*                   1.53          (11.69)          2.26(a)      (.62)         10.62
Net assets at
  end of period (000)            $69,463         $76,165        $97,658     $105,313       $122,021
Ratios to average
  net assets:**
  Expenses including
    dividend expense on
    securities sold short (%)
  Excluding reimbursements(b)       1.40            1.26           1.22         1.24           1.32
  Expenses excluding dividend
    expense on securities
    sold short (%)
  Excluding reimbursements(b)       1.40            1.26           1.22         1.24           1.31
  Net investment income (%)          .24             .54            .66          .87            .73
Portfolio turnover (%)                26(f)          123(c)          88          105            171(c),(d),(e)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2016, average net assets were $78,947,000.
(a) For the year ended December 31, 2014, the Manager reimbursed the Fund Shares
    $3,000 for a loss incurred due to a trading error. The effect of this reimbursement on the Fund Shares' net realized loss and total return was less than $0.01/0.01% per share.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                       -               -              -          (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) The Fund's various investment strategies will create a large volume of purchase and sales transactions relative to the market value of portfolio investments, which results in portfolio turnover rates exceeding 100%.
(d) Prior to January 27, 2012, calculated excluding securities sold short, covers on securities sold short, and options transactions.
(e) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.
(f) Reflects overall decrease in purchases and sales of securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                              PERIOD ENDED
                                                        YEAR ENDED DECEMBER 31,               DECEMBER 31,
                                               -----------------------------------------------------------
                                                  2016           2015           2014              2013***
                                               -----------------------------------------------------------
Net asset value at beginning of period         $  7.97        $  9.08        $  8.95           $  8.78
                                               -------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                            .05            .06            .08               .06
  Net realized and unrealized gain (loss)          .11          (1.09)           .15(a)            .15
                                               -------------------------------------------------------
Total from investment operations                   .16          (1.03)           .23               .21
                                               -------------------------------------------------------
Less distributions from:
  Net investment income                           (.05)          (.08)          (.10)             (.04)
  Tax return of capital                           (.01)             -              -                 -
                                               -------------------------------------------------------
Total distributions                               (.06)          (.08)          (.10)             (.04)
                                               -------------------------------------------------------
Net asset value at end of period               $  8.07        $  7.97        $  9.08           $  8.95
                                               =======================================================
Total return (%)*                                 1.91         (11.42)          2.53(a)           2.37
Net assets at end of period (000)              $13,886        $26,207        $93,564           $85,301
Ratios to average net assets:**
  Expenses (%)(b)                                 1.02            .98            .98              1.02(c)
  Net investment income (%)                        .55            .80            .91              1.69(c)
Portfolio turnover (%)                              26(e)         123(d)          88               105

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2016, average net assets were $21,648,000.
*** Institutional Shares commenced operations on July 12, 2013.
(a) For the year ended December 31, 2014, the Manager reimbursed the
    Institutional Shares $2,000 for a loss incurred due to a trading error. The effect of this reimbursement on the Institutional Shares' net realized loss and total return was less than $0.01/0.01% per share.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                                     -              -              -              (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) The Fund's various investment strategies will create a large volume of purchase and sales transactions relative to the market value of portfolio investments, which results in portfolio turnover rates exceeding 100%.
(e) Reflects overall decrease in purchases and sales of securities.

================================================================================

44  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

EXPENSE EXAMPLE

December 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2016, through December 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                           BEGINNING              ENDING               DURING PERIOD*
                                         ACCOUNT VALUE         ACCOUNT VALUE           JULY 1, 2016 -
                                         JULY 1, 2016         DECEMBER 31, 2016      DECEMBER 31, 2016
                                        ---------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $  885.00                 $6.82

Hypothetical
  (5% return before expenses)               1,000.00               1,017.90                  7.30

INSTITUTIONAL SHARES
Actual                                      1,000.00                 887.10                  4.89

Hypothetical
  (5% return before expenses)               1,000.00               1,019.96                  5.23

*Expenses are equal to the annualized expense ratio of 1.44% for Fund Shares and 1.03% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (11.50)% for Fund Shares and (11.29)% for Institutional Shares for the six-month period of July 1, 2016, through December 31, 2016.

================================================================================

46  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

48  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as three years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over two years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

50  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President and Chief Investment Officer, USAA Investments, (11/16-present); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

52  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

54  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       We know what it means to serve.(R)

   =============================================================================
   48703-0217                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                [GRAPHIC OF USAA GLOBAL MANAGED VOLATILITY FUND]

 ==============================================================

         ANNUAL REPORT
         USAA GLOBAL MANAGED VOLATILITY FUND
         FUND SHARES o INSTITUTIONAL SHARES
         DECEMBER 31, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A DIVERSIFIED PORTFOLIO--ONE BASED
ON YOUR INDIVIDUAL GOALS, TIME HORIZON,             [PHOTO OF BROOKS ENGLEHARDT]
AND RISK TOLERANCE--CAN HELP YOU WEATHER
THE MARKETS' INEVITABLE UPS AND DOWNS."

--------------------------------------------------------------------------------

FEBRUARY 2017

No one knows exactly what is going to happen from one day to the next. So, it makes sense to be prepared for the unexpected. This is particularly true in the investment world. In the closing weeks of 2016, global stock markets were rising and bond prices were falling. Precisely the opposite was happening at the beginning of 2016.

In early 2016, concern over economic growth spread across the world and fueled global stock market declines. After reaching their lows of the year in mid-February 2016, most global stock markets rebounded. In the United States, stocks climbed, rallying after Donald Trump's victory in the November 2016 presidential election. Investors appeared to like the President's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. Outside of the United States, emerging-markets equities recorded solid gains in 2016. Developed-markets stocks overall posted negative returns, with European stock markets providing the weakest performance.

Meanwhile, bond markets were dominated by shifting expectations about Federal Reserve (the Fed) monetary policy. The Fed, which raised short-term interest rates by 0.25% in December 2015, had previously forecast four interest rate increases during 2016. Policymakers backed off this expectation in March 2016, saying that only two interest rate increases were possible. As expectations about the Fed's action extended into the future, longer-term interest rates fell and bond prices, which move in the opposite direction, rose. Yields then edged up during the summer and into the autumn of 2016 as U.S. economic data improved. They rose dramatically after the November 2016 presidential election and continued to rise in anticipation of a December 2016 interest rate increase by the Fed. As yields rose, bond prices fell. In December 2016, the Fed raised short-term interest rates by 0.25% and said it was likely to raise interest rates by 0.75% during 2017.

At the end of the twelve-month reporting period, as investors anticipated what might lie ahead, stock prices remained elevated and longer-term yields were near their highs for 2016. At some point, investors are likely to assess

================================================================================

================================================================================

whether reality matches their expectations. As of this writing, U.S. stock prices seem rather high. We believe that earnings news in the coming months will have to be extremely good in order to support continued price appreciation. We see relatively more opportunity in Europe in the near term, despite political uncertainties and slow economic growth. As for emerging-market equities, we believe the 2016 rally may continue, with the asset class benefiting from a pickup in economic growth, widening corporate profit margins, and improving liquidity.

Regarding the bond market, interest rate increases by the Fed in 2017 could add to short-term pressures. However, we believe that there is little reason to worry about rising yields, as long as they do not rise too quickly. We believe that interest rates will increase on a gradual basis; the economy is still growing slowly and inflation currently remains on the low side. Bonds continue to have an important role in a diversified portfolio, as they may help offset the potential volatility of stock holdings. They can also be an important source of income.

Looking ahead, we cannot predict how everything will play out. Investors should be prepared for increased volatility as the markets steadily readjust in response to new information. A diversified portfolio--one based on your individual goals, time horizon, and risk tolerance--can help you weather the markets' inevitable ups and downs. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor.

On behalf of everyone here at USAA Investments, we appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.
o Diversification does not guarantee a profit or prevent a loss.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Distributions to Shareholders                                             11

    Report of Independent Registered
        Public Accounting Firm                                                12

    Portfolio of Investments                                                  13

    Notes to Portfolio of Investments                                         22

    Financial Statements                                                      23

    Notes to Financial Statements                                             27

EXPENSE EXAMPLE                                                               46

TRUSTEES' AND OFFICERS' INFORMATION                                           48

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

201621-0217

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA GLOBAL MANAGED VOLATILITY FUND (THE FUND) SEEKS TO ATTAIN LONG-TERM CAPITAL APPRECIATION WHILE ATTEMPTING TO REDUCE VOLATILITY DURING UNFAVORABLE MARKET CONDITIONS.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund employs several strategies across multiple asset classes in seeking to achieve its objective. The Fund's principal strategy is to combine a portfolio of domestic and foreign equity and debt securities with the use of alternative investment strategies to provide growth with greater downside risk controls. The Fund may invest in multiple asset classes including U.S. stocks, non-U.S. stocks in developed and emerging markets, and fixed-income securities. The Fund will move its allocation between these asset classes to take advantage of opportunities and to manage risk. The Fund may engage in active and frequent trading when it reallocates between asset classes. Diversification in the Fund's portfolio is designed to reduce volatility in the Fund's returns over a range of market environments.

The Fund intends to primarily invest in stocks and exchange-traded funds (ETFs) that invest primarily in stocks and may at times be fully invested in ETFs. However, there are times when bond markets will provide opportunities for what the USAA Asset Management Company (Adviser) believes to be stock-like returns with equal or less market risk. These bond market opportunities (including opportunities in the high-yield bond markets) will be considered along with stocks and ETFs in seeking to enhance the performance of the Fund.

In an attempt to reduce the Fund's volatility over time, the Fund may implement an option-based risk-management strategy. This strategy involves purchasing and selling options on component indexes or corresponding ETFs. This option strategy may not fully protect the Fund against declines in the value of its portfolio, and the Fund could experience a loss. The combination of the diversified stock portfolio with the index call and put options is designed to provide the Fund with fairly consistent returns over a wide range of equity market environments.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

          [PHOTO OF WASIF A. LATIF]                   [PHOTO OF LANCE HUMPHREY]
          WASIF A. LATIF                              LANCE HUMPHREY, CFA
          USAA Asset                                  USAA Asset
          Management Company                          Management Company

--------------------------------------------------------------------------------

o HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE TWELVE-MONTH REPORTING PERIOD?

    Despite a difficult start to the year, the world equity markets performed well as a group in 2016. Stocks initially sold off in January 2016 and the first half of February 2016, as investors remained concerned about slowing global growth and falling commodity prices that had weighed on investor sentiment in the latter half of 2015. The market environment quickly changed for the better mid-way through the first quarter 2016, when the European Central Bank and the Bank of Japan each cut interest rates into negative territory in order to spur growth. In addition, the Federal Reserve (the
    Fed) issued a series of statements indicating that it would maintain its gradual, data-dependent approach to raising interest rates.

    The markets responded favorably to these developments, leading to a rally in global equities that carried through the remainder of 2016. While the gains were briefly interrupted in June 2016 following the United Kingdom's vote to exit the European Union (Brexit), stocks quickly regained their footing and moved higher throughout the summer of 2016 thanks in part to the improving outlook for global growth. The market lost momentum in September and October 2016 amid the elevated uncertainty associated with the U.S. presidential election, but the surprising result of the vote boosted expectations for economic growth and fueled meaningful gains during the final two months of 2016.

================================================================================

2  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

o HOW DID THE USAA GLOBAL MANAGED VOLATILITY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended December 31, 2016, the Fund Shares and Institutional Shares had total returns of 6.39% and 6.46%, respectively. This compares to total returns of 7.86% for the MSCI All-Country World Index and 6.08% for the Global Managed Volatility Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE DURING THE REPORTING PERIOD.

    In managing the Fund, we seek to construct a diversified portfolio of exchange-traded funds (ETFs) that invest in both domestic and international stocks. Rather than focusing entirely on broad-based ETFs, the Fund holds substantial weightings in funds whose holdings are based on specific "factors" that tend to drive performance over time, such as momentum, quality, value, and low volatility. We believe a portfolio with the optimal combination of geographic and factor exposure can outperform a traditional mix of investments over the long term.

    The Fund's domestic and emerging market allocations delivered strong returns in 2016 and made positive contributions to performance. However, this was somewhat offset by the weaker returns of the Fund's allocation to developed-market international equities.

    International stocks underperformed during the past year, as the post-Brexit sell-off was more pronounced in Europe than in other areas of the world. Moreover, foreign currencies weakened relative to the U.S.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    Refer to page 7 for benchmark definitions.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    dollar and hindered returns for U.S.-based investors. In this potentially challenging environment, we added value through the collective outperformance of the Fund's underlying ETFs. We are somewhat cautious with regard to the developed overseas markets due to the continued economic challenges those markets face, but this consideration is offset by the attractive valuations in the asset class. We remain enthusiastic on the longer-term outlook for the emerging markets, where the backdrop of improving growth, healthy corporate earnings, and stabilizing commodity prices makes the low valuations particularly compelling.

    Within the domestic equity portfolio, all of the Fund's individual investments generated positive returns. The Fund's positions in ETFs linked to fundamental factors (i.e., book value, cash flow, sales, and dividends) produced the strongest gains. ETFs that track the broader market also posted desirable, double-digit advances. However, positions in quality and momentum ETFs--though generating gains--nonetheless underperformed.

    As was the case on the domestic side, we added value through the Fund's investments in fundamentally weighted ETFs in the developed-market international portfolio. In addition, currency-hedged ETFs outpaced their non-hedged counterparts at a time in which foreign currencies generally weakened against the U.S. dollar. International core ETFs finished in positive territory, but a position in a low-volatility ETFs closed with a loss - the only individual position held by the fund for the full year to lose ground in 2016. The situation was similar in the emerging-market portfolio. The Fund's position in a fundamentally weighted ETF outpaced the core ETFs, which in turn outperformed the holding in a low-volatility fund.

    The general investment backdrop offered a mixed picture for investors at the close of the reporting period. The U.S. economy has continued to produce modest growth despite the challenging economic conditions elsewhere in the developed world. Additionally, the loose monetary policies of foreign central banks represent an ongoing engine of demand for higher-risk, higher-yielding financial assets. While these factors are a

================================================================================

4  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    positive for the markets, potential sources of volatility include global political uncertainty and the possibility that the Fed may begin to raise interest rates more aggressively. At a time in which these cross-cutting trends could translate to rapid shifts in the underlying drivers of returns, we believe the Fund is well positioned through its multi-factor approach and emphasis on diversification.

    Thank you for allowing us to help you manage your investments.

    Exchange-traded funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA GLOBAL MANAGED VOLATILITY FUND SHARES (FUND SHARES)
(Ticker Symbol: UGMVX)

--------------------------------------------------------------------------------
                                       12/31/16                     12/31/15
--------------------------------------------------------------------------------
Net Assets                          $14.0 Million               $15.9 Million
Net Asset Value Per Share               $9.03                       $8.59

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                                           SINCE INCEPTION 7/12/13
    6.39%                                                    2.11%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/15*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT     1.51%           AFTER REIMBURSEMENT     1.26%

               (Includes acquired fund fees and expenses of 0.36%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

* The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.90% of the Fund Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2017. If the total annual operating expense ratio of the Fund Shares is lower than 0.90%, the Fund Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                          GLOBAL MANAGED      USAA GLOBAL MANAGED
                  MSCI ALL-COUNTRY     VOLATILITY COMPOSITE     VOLATILITY FUND
                    WORLD INDEX               INDEX                 SHARES
 7/31/2013          $10,000.00             $10,000.00             $10,000.00
 8/31/2013            9,791.66               9,857.22               9,808.80
 9/30/2013           10,297.41              10,216.32              10,181.64
10/31/2013           10,711.29              10,505.37              10,439.77
11/30/2013           10,862.98              10,612.77              10,544.93
12/31/2013           11,050.39              10,743.63              10,660.87
 1/31/2014           10,608.37              10,444.58              10,316.35
 2/28/2014           11,120.83              10,801.49              10,660.87
 3/31/2014           11,170.28              10,839.31              10,699.15
 4/30/2014           11,276.62              10,915.65              10,756.57
 5/31/2014           11,516.46              11,084.79              10,861.84
 6/30/2014           11,733.29              11,234.35              10,947.97
 7/31/2014           11,590.98              11,141.46              10,766.14
 8/31/2014           11,847.04              11,316.98              10,919.26
 9/30/2014           11,462.86              11,063.20              10,613.02
10/31/2014           11,543.56              11,119.56              10,651.30
11/30/2014           11,736.64              11,253.10              10,727.86
12/31/2014           11,510.17              11,104.38              10,445.83
 1/31/2015           11,330.21              10,984.69              10,341.02
 2/28/2015           11,960.98              11,416.28              10,853.41
 3/31/2015           11,775.65              11,297.24              10,678.73
 4/30/2015           12,117.31              11,530.67              10,934.93
 5/31/2015           12,101.50              11,526.42              10,911.64
 6/30/2015           11,816.61              11,340.04              10,690.38
 7/31/2015           11,919.23              11,411.81              10,725.31
 8/31/2015           11,102.15              10,867.68              10,038.24
 9/30/2015           10,699.93              10,595.50               9,723.82
10/31/2015           11,539.72              11,179.53              10,375.95
11/30/2015           11,444.43              11,118.48              10,329.37
12/31/2015           11,238.04              10,981.84              10,103.68
 1/31/2016           10,560.26              10,520.05               9,598.00
 2/29/2016           10,487.62              10,473.76               9,480.00
 3/31/2016           11,264.83              11,023.63              10,127.00
 4/30/2016           11,431.12              11,142.69              10,268.00
 5/31/2016           11,445.52              11,159.40              10,233.00
 6/30/2016           11,376.24              11,117.00              10,245.00
 7/31/2016           11,866.48              11,454.95              10,586.00
 8/31/2016           11,906.41              11,487.03              10,586.00
 9/30/2016           11,979.35              11,541.02              10,657.00
10/31/2016           11,776.02              11,405.99              10,480.00
11/30/2016           11,865.51              11,471.00              10,562.00
12/31/2016           12,121.83              11,648.80              10,749.00

                                   [END CHART]

                         Data from 7/31/13 to 12/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Global Managed Volatility Fund Shares to the following benchmarks:

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o The Global Managed Volatility Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI All-Country World Index (70%) and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (30%).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the MSCI All-Country World Index and the Global Managed Volatility Composite Index is calculated from the end of the month, July 31, 2013, while the Fund Shares initially invested in securities on July 15, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA GLOBAL MANAGED VOLATILITY FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UGOFX)

--------------------------------------------------------------------------------
                                      12/31/16                      12/31/15
--------------------------------------------------------------------------------
Net Assets                         $295.6 Million               $189.1 Million
Net Asset Value Per Share              $9.12                         $8.69

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                  5 YEARS                  SINCE INCEPTION 7/31/08
    6.46%                    4.62%                           2.95%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/15*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       1.24%        AFTER REIMBURSEMENT       1.16%

               (Includes acquired fund fees and expenses of 0.36%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.80% of the Institutional Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2017. If the total annual operating expense ratio of the Institutional Shares is lower than 0.80%, the Institutional Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                          GLOBAL MANAGED       USAA GLOBAL MANAGED
                  MSCI ALL-COUNTRY     VOLATILITY COMPOSITE      VOLATILITY FUND
                    WORLD INDEX               INDEX           INSTITUTIONAL SHARES
 7/31/2008          $10,000.00             $10,000.00             $10,000.00
 8/31/2008            9,784.46               9,856.35              10,100.00
 9/30/2008            8,561.59               9,002.54               9,260.00
10/31/2008            6,865.11               7,758.62               8,820.00
11/30/2008            6,414.09               7,406.76               8,450.00
12/31/2008            6,646.55               7,597.33               8,671.84
 1/31/2009            6,078.68               7,144.48               8,097.08
 2/28/2009            5,483.51               6,658.30               7,542.48
 3/31/2009            5,935.18               7,045.21               7,865.16
 4/30/2009            6,635.81               7,632.45               8,389.50
 5/31/2009            7,296.99               8,171.30               8,853.34
 6/30/2009            7,256.08               8,141.74               8,934.01
 7/31/2009            7,894.81               8,645.85               9,407.94
 8/31/2009            8,177.17               8,865.34               9,599.52
 9/30/2009            8,552.32               9,152.51               9,932.28
10/31/2009            8,420.15               9,055.06               9,821.36
11/30/2009            8,766.46               9,318.70              10,133.95
12/31/2009            8,948.00               9,455.73              10,310.56
 1/31/2010            8,561.29               9,171.16              10,020.12
 2/28/2010            8,670.35               9,255.38              10,175.71
 3/31/2010            9,228.14               9,675.53              10,528.38
 4/30/2010            9,243.67               9,690.81              10,600.99
 5/31/2010            8,367.32               9,054.07              10,123.85
 6/30/2010            8,109.54               8,861.37               9,729.68
 7/31/2010            8,769.40               9,368.49              10,082.35
 8/31/2010            8,462.83               9,142.25               9,688.19
 9/30/2010            9,272.44               9,757.00              10,227.57
10/31/2010            9,607.56              10,005.58              10,331.30
11/30/2010            9,393.79               9,852.89              10,227.57
12/31/2010           10,081.68              10,360.55              10,555.03
 1/31/2011           10,239.89              10,476.21              10,607.34
 2/28/2011           10,538.07              10,693.22              10,806.09
 3/31/2011           10,527.55              10,689.41              10,858.40
 4/30/2011           10,958.25              11,000.20              11,067.62
 5/31/2011           10,722.70              10,841.96              11,004.85
 6/30/2011           10,553.74              10,725.50              10,921.16
 7/31/2011           10,381.92              10,605.52              10,858.40
 8/31/2011            9,623.53              10,066.67              10,178.44
 9/30/2011            8,714.94               9,403.97               9,676.32
10/31/2011            9,648.69              10,111.06              10,251.67
11/30/2011            9,359.86               9,902.74              10,324.89
12/31/2011            9,340.95               9,891.11              10,196.48
 1/31/2012            9,884.10              10,295.62              10,569.39
 2/29/2012           10,381.40              10,661.94              10,867.72
 3/31/2012           10,450.33              10,715.47              10,878.37
 4/30/2012           10,330.85              10,634.67              10,771.83
 5/31/2012            9,404.61               9,974.26              10,164.51
 6/30/2012            9,869.09              10,322.72              10,462.84
 7/31/2012           10,004.19              10,424.20              10,526.77
 8/31/2012           10,221.72              10,586.73              10,707.90
 9/30/2012           10,543.66              10,823.51              10,931.65
10/31/2012           10,473.39              10,775.15              10,889.03
11/30/2012           10,607.32              10,875.61              10,974.26
12/31/2012           10,847.58              11,051.98              11,218.62
 1/31/2013           11,347.31              11,410.68              11,601.58
 2/28/2013           11,345.54              11,413.12              11,432.63
 3/31/2013           11,552.99              11,563.43              11,455.15
 4/30/2013           11,883.03              11,800.38              11,657.90
 5/31/2013           11,850.43              11,784.80              11,669.16
 6/30/2013           11,504.05              11,547.14              11,466.42
 7/31/2013           12,054.78              11,936.78              11,838.12
 8/31/2013           11,803.62              11,766.35              11,567.79
 9/30/2013           12,413.30              12,195.00              12,007.07
10/31/2013           12,912.22              12,540.03              12,311.19
11/30/2013           13,095.08              12,668.23              12,435.09
12/31/2013           13,321.00              12,824.44              12,583.66
 1/31/2014           12,788.15              12,467.47              12,166.46
 2/28/2014           13,405.91              12,893.50              12,583.66
 3/31/2014           13,465.52              12,938.65              12,640.04
 4/30/2014           13,593.71              13,029.77              12,696.42
 5/31/2014           13,882.83              13,231.67              12,831.72
 6/30/2014           14,144.22              13,410.20              12,933.20
 7/31/2014           13,972.67              13,299.32              12,718.96
 8/31/2014           14,281.34              13,508.83              12,899.37
 9/30/2014           13,818.22              13,205.90              12,538.55
10/31/2014           13,915.51              13,273.18              12,628.76
11/30/2014           14,148.26              13,432.58              12,730.24
12/31/2014           13,875.25              13,255.06              12,408.68
 1/31/2015           13,658.32              13,112.18              12,272.02
 2/28/2015           14,418.70              13,627.36              12,886.99
 3/31/2015           14,195.29              13,485.27              12,682.00
 4/30/2015           14,607.15              13,763.91              12,982.65
 5/31/2015           14,588.10              13,758.83              12,968.99
 6/30/2015           14,244.66              13,536.36              12,695.67
 7/31/2015           14,368.36              13,622.03              12,736.67
 8/31/2015           13,383.40              12,972.51              11,930.38
 9/30/2015           12,898.53              12,647.62              11,547.73
10/31/2015           13,910.87              13,344.76              12,326.69
11/30/2015           13,796.00              13,271.88              12,272.02
12/31/2015           13,547.20              13,108.78              12,002.51
 1/31/2016           12,730.16              12,557.55              11,409.00
 2/29/2016           12,642.59              12,502.30              11,270.00
 3/31/2016           13,579.51              13,158.67              12,044.00
 4/30/2016           13,779.96              13,300.78              12,196.00
 5/31/2016           13,797.33              13,320.74              12,154.00
 6/30/2016           13,713.80              13,270.12              12,182.00
 7/31/2016           14,304.78              13,673.53              12,583.00
 8/31/2016           14,352.91              13,711.81              12,583.00
 9/30/2016           14,440.85              13,776.26              12,679.00
10/31/2016           14,195.73              13,615.08              12,458.00
11/30/2016           14,303.61              13,692.68              12,555.00
12/31/2016           14,612.60              13,904.92              12,777.00

                                   [END CHART]

                 Data since Fund inception 7/31/08 to 12/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Global Managed Volatility Fund Institutional Shares to the benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o TOP 10 EQUITY HOLDINGS - 12/31/16 o
                                (% of Net Assets)

iShares Edge MSCI USA Quality Factor ETF* ................................ 10.5%
Vanguard Total Stock Market ETF* ......................................... 10.1%
iShares Core MSCI EAFE ETF* .............................................. 10.0%
PowerShares FTSE RAFI U.S. 1000 Portfolio* ...............................  8.5%
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio* ...............  7.0%
Schwab Fundamental U.S. Large Co. Index ETF* .............................  6.6%
Vanguard FTSE Developed Markets ETF* .....................................  6.2%
Schwab Fundamental International Large Co. Index ETF* ....................  5.5%
iShares Edge MSCI USA Momentum Factor ETF* ...............................  5.4%
iShares Edge MSCI Min Vol EAFE ETF* ......................................  4.2%

                        o ASSET ALLOCATION** - 12/31/16 o
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

INTERNATIONAL EXCHANGE-TRADED FUNDS*                                       48.5%
EXCHANGE-TRADED FUNDS*                                                     45.2%
COMMON STOCK                                                                5.0%
MONEY MARKET INSTRUMENTS                                                    1.1%

                                   [END CHART]

 * The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

** Excludes options.

Percentages are of the net assets of the Fund, and may not equal 100%.

You will fund a complete list of securities that the Fund owns on pages 13-21.

================================================================================

10  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2016:

      DIVIDEND RECEIVED             QUALIFIED DIVIDEND          QUALIFIED
    DEDUCTION (CORPORATE          INCOME (NON-CORPORATE          INTEREST
      SHAREHOLDERS)(1)               SHAREHOLDERS)(1)             INCOME
    ---------------------------------------------------------------------
           0.34%                          0.41%                   $5,000
    ---------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GLOBAL MANAGED VOLATILITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Global Managed Volatility Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Global Managed Volatility Fund at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
February 21, 2017

================================================================================

12  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2016

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES     SECURITY                                                               (000)
------------------------------------------------------------------------------------------
              EQUITY SECURITIES (98.7%)

              COMMON STOCKS (5.0%)

              CONSUMER DISCRETIONARY (0.3%)
              -----------------------------
              APPAREL RETAIL (0.0%)
        900   Foot Locker, Inc.                                                   $     64
                                                                                  --------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.0%)
      1,200   Coach, Inc.                                                               42
        620   Michael Kors Holdings Ltd.*                                               27
                                                                                  --------
                                                                                        69
                                                                                  --------
              BROADCASTING (0.0%)
      1,340   CBS Corp. "B"                                                             85
                                                                                  --------
              CASINOS & GAMING (0.0%)
      1,030   MGM Resorts International*                                                30
                                                                                  --------
              COMPUTER & ELECTRONICS RETAIL (0.0%)
        630   Best Buy Co., Inc.                                                        27
                                                                                  --------
              CONSUMER ELECTRONICS (0.0%)
        590   Garmin Ltd.                                                               29
                                                                                  --------
              DEPARTMENT STORES (0.0%)
      1,090   Macy's, Inc.                                                              39
                                                                                  --------
              GENERAL MERCHANDISE STORES (0.1%)
      1,340   Dollar General Corp.                                                      99
                                                                                  --------
              HOME FURNISHINGS (0.0%)
        170   Mohawk Industries, Inc.*                                                  34
                                                                                  --------
              HOTELS, RESORTS & CRUISE LINES (0.1%)
        730   Carnival Corp.                                                            38
      2,320   Hilton Worldwide Holdings, Inc.*                                          63
                                                                                  --------
                                                                                       101
                                                                                  --------
              LEISURE PRODUCTS (0.0%)
      1,720   Mattel, Inc.                                                              47
                                                                                  --------
              MOVIES & ENTERTAINMENT (0.0%)
        980   Time Warner, Inc.                                                         95
                                                                                  --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES     SECURITY                                                               (000)
------------------------------------------------------------------------------------------
              RESTAURANTS (0.1%)
      1,470   Darden Restaurants, Inc.                                            $    107
      2,740   Yum! Brands, Inc.                                                        173
                                                                                  --------
                                                                                       280
                                                                                  --------
              SPECIALTY STORES (0.0%)
        650   Dick's Sporting Goods, Inc.                                               34
                                                                                  --------
              Total Consumer Discretionary                                           1,033
                                                                                  --------
              CONSUMER STAPLES (0.6%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.1%)
      1,050   Archer-Daniels-Midland Co.                                                48
        570   Bunge Ltd.                                                                41
      1,180   Ingredion, Inc.                                                          147
                                                                                  --------
                                                                                       236
                                                                                  --------
              BREWERS (0.0%)
      1,230   Molson Coors Brewing Co. "B"                                             120
                                                                                  --------
              HOUSEHOLD PRODUCTS (0.1%)
      3,840   Procter & Gamble Co.                                                     323
                                                                                  --------
              HYPERMARKETS & SUPER CENTERS (0.1%)
      3,930   Wal-Mart Stores, Inc.                                                    272
                                                                                  --------
              PACKAGED FOODS & MEAT (0.2%)
      3,550   General Mills, Inc.                                                      219
      1,600   J.M. Smucker Co.                                                         205
      1,880   Tyson Foods, Inc. "A"                                                    116
                                                                                  --------
                                                                                       540
                                                                                  --------
              SOFT DRINKS (0.1%)
      2,770   PepsiCo, Inc.                                                            290
                                                                                  --------
              Total Consumer Staples                                                 1,781
                                                                                  --------
              ENERGY (0.1%)
              -------------
              INTEGRATED OIL & GAS (0.1%)
      1,460   Exxon Mobil Corp.                                                        132
                                                                                  --------
              OIL & GAS EQUIPMENT & SERVICES (0.0%)
        860   FMC Technologies, Inc.*                                                   30
                                                                                  --------
              OIL & GAS EXPLORATION & PRODUCTION (0.0%)
        700   EQT Corp.                                                                 46
                                                                                  --------
              OIL & GAS STORAGE & TRANSPORTATION (0.0%)
      1,490   Spectra Energy Corp.                                                      61
                                                                                  --------
              Total Energy                                                             269
                                                                                  --------

================================================================================

14  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES     SECURITY                                                               (000)
------------------------------------------------------------------------------------------
              FINANCIALS (1.0%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.0%)
      1,250   Bank of New York Mellon Corp.                                       $     59
        380   State Street Corp.                                                        30
                                                                                  --------
                                                                                        89
                                                                                  --------
              CONSUMER FINANCE (0.0%)
      2,090   Discover Financial Services                                              151
                                                                                  --------
              DIVERSIFIED BANKS (0.1%)
      1,170   JPMorgan Chase & Co.                                                     101
      5,020   U.S. Bancorp                                                             258
                                                                                  --------
                                                                                       359
                                                                                  --------
              FINANCIAL EXCHANGES & DATA (0.1%)
      2,390   NASDAQ, Inc.                                                             160
                                                                                  --------
              INSURANCE BROKERS (0.1%)
        260   Aon plc                                                                   29
      1,090   Arthur J. Gallagher & Co.                                                 57
      1,570   Marsh & McLennan Companies, Inc.                                         106
                                                                                  --------
                                                                                       192
                                                                                  --------
              INVESTMENT BANKING & BROKERAGE (0.0%)
        120   Goldman Sachs Group, Inc.                                                 29
                                                                                  --------
              LIFE & HEALTH INSURANCE (0.0%)
        630   AFLAC, Inc.                                                               44
        460   Torchmark Corp.                                                           34
                                                                                  --------
                                                                                        78
                                                                                  --------
              MULTI-SECTOR HOLDINGS (0.1%)
      2,070   Berkshire Hathaway, Inc. "B"*                                            337
                                                                                  --------
              PROPERTY & CASUALTY INSURANCE (0.2%)
      1,770   Allstate Corp.                                                           131
        670   Arch Capital Group Ltd.*                                                  58
        970   AXIS Capital Holdings Ltd.                                                63
        540   Chubb Ltd.                                                                71
      1,320   Cincinnati Financial Corp.                                               100
      1,900   Progressive Corp.                                                         68
      1,420   W.R. Berkley Corp.                                                        94
                                                                                  --------
                                                                                       585
                                                                                  --------
              REGIONAL BANKS (0.2%)
      3,540   BB&T Corp.                                                               167
      8,540   People's United Financial, Inc.                                          165
      1,370   PNC Financial Services Group, Inc.                                       160
                                                                                  --------
                                                                                       492
                                                                                  --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES     SECURITY                                                               (000)
------------------------------------------------------------------------------------------
              REINSURANCE (0.1%)
         90   Alleghany Corp.*                                                    $     55
        280   Everest Re Group Ltd.                                                     60
        930   RenaissanceRe Holdings Ltd.                                              127
                                                                                  --------
                                                                                       242
                                                                                  --------
              REITs - MORTGAGE (0.1%)
     10,670   AGNC Investment Corp.                                                    193
     19,450   Annaly Capital Management, Inc.                                          194
                                                                                  --------
                                                                                       387
                                                                                  --------
              Total Financials                                                       3,101
                                                                                  --------
              HEALTH CARE (0.7%)
              ------------------
              HEALTH CARE EQUIPMENT (0.2%)
      3,600   Baxter International, Inc.                                               160
      3,770   Medtronic plc                                                            268
      1,650   Varian Medical Systems, Inc.*                                            148
                                                                                  --------
                                                                                       576
                                                                                  --------
              HEALTH CARE FACILITIES (0.0%)
        960   HCA Holdings, Inc.*                                                       71
        730   Universal Health Services, Inc. "B"                                       78
                                                                                  --------
                                                                                       149
                                                                                  --------
              HEALTH CARE SERVICES (0.1%)
      2,280   Quest Diagnostics, Inc.                                                  209
                                                                                  --------
              HEALTH CARE SUPPLIES (0.0%)
        770   Cooper Companies, Inc.                                                   135
                                                                                  --------
              LIFE SCIENCES TOOLS & SERVICES (0.1%)
      2,270   Agilent Technologies, Inc.                                               103
      1,520   Thermo Fisher Scientific, Inc.                                           215
                                                                                  --------
                                                                                       318
                                                                                  --------
              MANAGED HEALTH CARE (0.1%)
      1,140   UnitedHealth Group, Inc.                                                 182
                                                                                  --------
              PHARMACEUTICALS (0.2%)
      2,260   Johnson & Johnson                                                        260
      4,000   Merck & Co., Inc.                                                        236
                                                                                  --------
                                                                                       496
                                                                                  --------
              Total Health Care                                                      2,065
                                                                                  --------
              INDUSTRIALS (0.8%)
              ------------------
              AEROSPACE & DEFENSE (0.3%)
        600   B/E Aerospace, Inc.                                                       36
      1,280   General Dynamics Corp.                                                   221

================================================================================

16  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES     SECURITY                                                               (000)
------------------------------------------------------------------------------------------
      1,050   L3 Technologies, Inc.                                               $    160
        910   Northrop Grumman Corp.                                                   212
      1,530   Raytheon Co.                                                             217
                                                                                  --------
                                                                                       846
                                                                                  --------
              AGRICULTURAL & FARM MACHINERY (0.0%)
        360   Deere & Co.                                                               37
                                                                                  --------
              AIR FREIGHT & LOGISTICS (0.0%)
        510   FedEx Corp.                                                               95
                                                                                  --------
              BUILDING PRODUCTS (0.0%)
        920   Fortune Brands Home & Security, Inc.                                      49
                                                                                  --------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.0%)
        310   Caterpillar, Inc.                                                         29
        270   Cummins, Inc.                                                             37
        450   PACCAR, Inc.                                                              29
                                                                                  --------
                                                                                        95
                                                                                  --------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
        810   Eaton Corp. plc                                                           54
                                                                                  --------
              ENVIRONMENTAL & FACILITIES SERVICES (0.2%)
      3,620   Republic Services, Inc.                                                  206
      3,110   Waste Management, Inc.                                                   221
                                                                                  --------
                                                                                       427
                                                                                  --------
              INDUSTRIAL CONGLOMERATES (0.1%)
      1,560   3M Co.                                                                   279
                                                                                  --------
              INDUSTRIAL MACHINERY (0.1%)
        410   Ingersoll-Rand plc                                                        31
        440   Parker-Hannifin Corp.                                                     61
        790   Stanley Black & Decker, Inc.                                              91
                                                                                  --------
                                                                                       183
                                                                                  --------
              RAILROADS (0.1%)
      1,890   CSX Corp.                                                                 68
        390   Kansas City Southern                                                      33
        590   Norfolk Southern Corp.                                                    64
        940   Union Pacific Corp.                                                       97
                                                                                  --------
                                                                                       262
                                                                                  --------
              Total Industrials                                                      2,327
                                                                                  --------
              INFORMATION TECHNOLOGY (0.5%)
              -----------------------------
              APPLICATION SOFTWARE (0.1%)
      3,390   Synopsys, Inc.*                                                          200
                                                                                  --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES     SECURITY                                                               (000)
------------------------------------------------------------------------------------------
              COMMUNICATIONS EQUIPMENT (0.1%)
      6,130   Cisco Systems, Inc.                                                 $    185
                                                                                  --------
              DATA PROCESSING & OUTSOURCED SERVICES (0.1%)
      7,330   Western Union Co.                                                        159
                                                                                  --------
              ELECTRONIC COMPONENTS (0.0%)
      5,100   Corning, Inc.                                                            124
                                                                                  --------
              ELECTRONIC MANUFACTURING SERVICES (0.0%)
      2,860   Flex Ltd.*                                                                41
                                                                                  --------
              INTERNET SOFTWARE & SERVICES (0.0%)
      3,050   Yahoo! Inc.*                                                             118
                                                                                  --------
              IT CONSULTING & OTHER SERVICES (0.1%)
      1,450   International Business Machines Corp.                                    241
                                                                                  --------
              SEMICONDUCTOR EQUIPMENT (0.0%)
        340   Lam Research Corp.                                                        36
                                                                                  --------
              SEMICONDUCTORS (0.0%)
        640   QUALCOMM, Inc.                                                            42
                                                                                  --------
              SYSTEMS SOFTWARE (0.1%)
      6,330   CA, Inc.                                                                 201
      1,130   VMware, Inc. "A"*                                                         89
                                                                                  --------
                                                                                       290
                                                                                  --------
              TECHNOLOGY DISTRIBUTORS (0.0%)
        750   Arrow Electronics, Inc.*                                                  53
                                                                                  --------
              Total Information Technology                                           1,489
                                                                                  --------
              MATERIALS (0.1%)
              ----------------
              DIVERSIFIED CHEMICALS (0.1%)
      2,500   Dow Chemical Co.                                                         143
        680   Eastman Chemical Co.                                                      51
                                                                                  --------
                                                                                       194
                                                                                  --------
              PAPER PACKAGING (0.0%)
      1,110   Avery Dennison Corp.                                                      78
        980   International Paper Co.                                                   52
        440   Packaging Corp. of America                                                38
                                                                                  --------
                                                                                       168
                                                                                  --------
              SPECIALTY CHEMICALS (0.0%)
        340   Albemarle Corp.                                                           29
        520   Ashland Global Holdings, Inc.                                             57
                                                                                  --------
                                                                                        86
                                                                                  --------
              Total Materials                                                          448
                                                                                  --------

================================================================================

18  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES     SECURITY                                                               (000)
------------------------------------------------------------------------------------------
              REAL ESTATE (0.3%)
              ------------------
              REITs - DIVERSIFIED (0.1%)
      2,920   Liberty Property Trust, Inc.                                        $    116
     10,430   Vereit, Inc.                                                              88
                                                                                  --------
                                                                                       204
                                                                                  --------
              REITs - HEALTH CARE (0.0%)
      1,430   Ventas, Inc.                                                              89
                                                                                  --------
              REITs - INDUSTRIAL (0.1%)
      2,420   ProLogis, Inc.                                                           128
      7,570   Duke Realty Corp.                                                        201
                                                                                  --------
                                                                                       329
                                                                                  --------
              REITs - RESIDENTIAL (0.0%)
      2,190   Camden Property Trust                                                    184
                                                                                  --------
              REITs - RETAIL (0.1%)
      3,390   Realty Income Corp.                                                      195
                                                                                  --------
              Total Real Estate                                                      1,001
                                                                                  --------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
      7,040   AT&T, Inc.                                                               300
      6,620   Verizon Communications, Inc.                                             353
                                                                                  --------
                                                                                       653
                                                                                  --------
              WIRELESS TELECOMMUNICATION SERVICES (0.0%)
        930   T-Mobile US, Inc.*                                                        53
                                                                                  --------
              Total Telecommunication Services                                         706
                                                                                  --------
              UTILITIES (0.4%)
              ----------------
              ELECTRIC UTILITIES (0.2%)
        900   Alliant Energy Corp.                                                      34
      1,020   American Electric Power Co., Inc.                                         64
      1,110   Duke Energy Corp.                                                         86
        670   Edison International                                                      48
      1,010   Eversource Energy                                                         56
        340   NextEra Energy, Inc.                                                      41
        530   PG&E Corp.                                                                32
        480   Pinnacle West Capital Corp.                                               37
      2,800   Southern Co.                                                             138
      1,090   Westar Energy, Inc.                                                       61
      3,010   Xcel Energy, Inc.                                                        123
                                                                                  --------
                                                                                       720
                                                                                  --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES     SECURITY                                                               (000)
------------------------------------------------------------------------------------------
              MULTI-UTILITIES (0.1%)
      1,400   CMS Energy Corp.                                                    $     58
      1,830   Consolidated Edison, Inc.                                                135
        420   Dominion Resources, Inc.                                                  32
      1,360   WEC Energy Group, Inc.                                                    80
                                                                                  --------
                                                                                       305
                                                                                  --------
              WATER UTILITIES (0.1%)
      1,540   American Water Works Co., Inc.                                           112
                                                                                  --------
              Total Utilities                                                        1,137
                                                                                  --------
              Total Common Stocks (cost: $15,415)                                   15,357
                                                                                  --------

              EXCHANGE-TRADED FUNDS (45.2%)
    100,000   Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF                     4,436
    219,200   iShares Edge MSCI USA Momentum Factor ETF                             16,629
    471,500   iShares Edge MSCI USA Quality Factor ETF                              32,581
    114,100   iShares Edge MSCI USA Value Factor ETF                                 8,009
      2,800   iShares Russell 1000 ETF                                                 348
    264,100   PowerShares FTSE RAFI U.S.1000 Portfolio                              26,291
    626,000   Schwab Fundamental U.S. Large Co. Index ETF                           20,426
    270,200   Vanguard Total Stock Market ETF                                       31,159
                                                                                  --------
              Total Exchange-Traded Funds (cost: $131,279)                         139,879
                                                                                  --------

              INTERNATIONAL EXCHANGE-TRADED FUNDS (48.5%)
    120,000   Goldman Sachs ActiveBeta International Equity ETF                      2,923
    575,600   iShares Core MSCI EAFE ETF                                            30,869
    201,500   iShares Core MSCI Emerging Markets ETF                                 8,554
    303,700   iShares Currency Hedged MSCI EAFE ETF                                  7,933
    213,200   iShares Edge MSCI Min Vol EAFE ETF                                    13,052
    139,300   iShares Edge MSCI Min Vol Emerging Markets ETF                         6,813
     34,600   iShares Edge MSCI Min Vol USA ETF                                      1,565
    580,500   PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio             21,798
    683,000   PowerShares FTSE RAFI Emerging Markets Portfolio                      12,396
    684,600   Schwab Fundamental International Large Co. Index ETF                  17,183
    524,400   Vanguard FTSE Developed Markets ETF                                   19,162
    199,200   Vanguard FTSE Emerging Markets ETF                                     7,127
     17,100   WisdomTree Europe Hedged Equity Fund                                     982
                                                                                  --------
              Total International Exchange-Traded Funds (cost: $160,740)           150,357
                                                                                  --------
              Total Equity Securities (cost: $307,434)                             305,593
                                                                                  --------

================================================================================

20  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

------------------------------------------------------------------------------------------
                                                                                    MARKET
NUMBER                                                                               VALUE
OF SHARES     SECURITY                                                               (000)
------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (1.1%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.1%)
  3,320,164   State Street Institutional Treasury Money Market Fund
                Premier Class, 0.40%(a) (cost: $3,320)                            $  3,320
                                                                                  --------

              TOTAL INVESTMENTS (COST: $310,754)                                  $308,913
                                                                                  ========

------------------------------------------------------------------------------------------
NUMBER
OF CONTRACTS
------------------------------------------------------------------------------------------
              PURCHASED OPTIONS (0.3%)
      1,000   Put - S&P 500 Index expiring March 30, 2017 at 1875 (cost: $934)         775
                                                                                  --------

              TOTAL PURCHASE OPTIONS (COST: $934)                                 $    775
                                                                                  ========

------------------------------------------------------------------------------------------
($ IN 000s)                                VALUATION HIERARCHY
------------------------------------------------------------------------------------------
ASSETS                                        LEVEL 1      LEVEL 2      LEVEL 3      TOTAL
------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                              $ 15,357           $-           $-   $ 15,357
  Exchange-Traded Funds                       139,879            -            -    139,879
  International Exchange-Traded Funds         150,357            -            -    150,357

Money Market Instruments:
  Government & U.S. Treasury Money
    Market Funds                                3,320            -            -      3,320
Purchased Options                                 775            -            -        775
------------------------------------------------------------------------------------------
Total                                        $309,688           $-           $-   $309,688
------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of January 1, 2016, through December 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 48.6% of net assets at December 31, 2016.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    REIT   Real estate investment trust

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at December 31, 2016.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

22  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

December 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $310,754)                  $308,913
   Purchased options, at market value (cost of $934)                                   775
   Cash                                                                                  1
   Receivables:
      Capital shares sold                                                                1
      USAA Asset Management Company (Note 6C)                                           50
      Dividends and interest                                                           116
                                                                                  --------
         Total assets                                                              309,856
                                                                                  --------
LIABILITIES
   Payables:
      Capital shares redeemed                                                           1
   Accrued management fees                                                             155
   Other accrued expenses and payables                                                  92
                                                                                  --------
         Total liabilities                                                             248
                                                                                  --------
            Net assets applicable to capital shares outstanding                   $309,608
                                                                                  ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                $316,395
   Accumulated net realized loss on investments and options                         (4,785)
   Net unrealized depreciation of investments and options                           (2,000)
   Net unrealized depreciation of foreign currency translations                         (2)
                                                                                  --------
            Net assets applicable to capital shares outstanding                   $309,608
                                                                                  ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $13,964/1,547 capital shares
           outstanding, no par value)                                             $   9.03
                                                                                  ========
      Institutional Shares (net assets of $295,644/32,402 capital shares
         outstanding, no par value)                                               $   9.12
                                                                                  ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended December 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                      $  6,215
   Interest                                                                              8
                                                                                  --------
      Total income                                                                   6,223
                                                                                  --------
EXPENSES
   Management fees                                                                   1,423
   Administration and servicing fees:
      Fund Shares                                                                       21
      Institutional Shares                                                             111
   Transfer agent's fees:
      Fund Shares                                                                       12
      Institutional Shares                                                             111
   Custody and accounting fees:
      Fund Shares                                                                        6
      Institutional Shares                                                              60
   Postage:
      Fund Shares                                                                        1
   Shareholder reporting fees:
      Fund Shares                                                                        7
      Institutional Shares                                                               2
   Trustees' fees                                                                       30
   Registration fees:
      Fund Shares                                                                       17
      Institutional Shares                                                              20
   Professional fees                                                                   130
   Other                                                                                21
                                                                                  --------
         Total expenses                                                              1,972
   Expenses reimbursed:
      Fund Shares                                                                      (34)
      Institutional Shares                                                             (60)
                                                                                  --------
         Net expenses                                                                1,878
                                                                                  --------
NET INVESTMENT INCOME                                                                4,345
                                                                                  --------

================================================================================

24  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, AND OPTIONS

Net realized gain (loss) on:
   Investments                                                                         322
   Long-term capital gain distributions from other investment companies                 14
   Foreign currency transactions                                                        (3)
   Options                                                                          (3,254)
Change in net unrealized appreciation/(depreciation) of:
   Investments                                                                      12,478
   Foreign currency translations                                                         3
   Options                                                                             376
                                                                                   -------
      Net realized and unrealized gain                                               9,936
                                                                                   -------
Increase in net assets resulting from operations                                   $14,281
                                                                                   =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended December 31,

------------------------------------------------------------------------------------------
                                                                        2016          2015
------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                            $  4,345      $  2,157
   Net realized gain (loss) on investments                               322          (843)
   Net realized gain on long-term capital gain distributions
      from other investment companies                                     14           118
   Net realized loss on foreign currency transactions                     (3)           (3)
   Net realized loss on options                                       (3,254)         (567)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                     12,478       (12,010)
      Foreign currency translations                                        3             2
      Options                                                            376          (528)
                                                                    ----------------------
      Increase (decrease) in net assets resulting from operations     14,281       (11,674)
                                                                    ----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                       (168)         (163)
      Institutional Shares                                            (4,198)       (1,967)
                                                                    ----------------------
         Total distributions of net investment income                 (4,366)       (2,130)
                                                                    ----------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                        (2,649)       (6,718)
   Institutional Shares                                               97,353       144,273
                                                                    ----------------------
         Total net increase in net assets from capital
            share transactions                                        94,704       137,555
                                                                    ----------------------
   Net increase in net assets                                        104,619       123,751

NET ASSETS
   Beginning of year                                                 204,989        81,238
                                                                    ----------------------
   End of year                                                      $309,608      $204,989
                                                                    ======================
Accumulated undistributed net investment income:
   End of year                                                      $      -      $     24
                                                                    ======================

See accompanying notes to financial statements.

================================================================================

26  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Global Managed Volatility Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek to attain long-term capital appreciation while attempting to reduce volatility during unfavorable market conditions.

The Fund consists of two classes of shares: Global Managed Volatility Fund Shares (Fund Shares) and Global Managed Volatility Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to

================================================================================

28  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

        local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance

================================================================================

30  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

        with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at December 31, 2016, did not include master netting provisions.

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's Statement of Assets and Liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized

================================================================================

32  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2016*
    (IN THOUSANDS)

                               ASSET DERIVATIVES          LIABILITY DERIVATIVES
    ----------------------------------------------------------------------------
                          STATEMENT OF                  STATEMENT OF
    DERIVATIVES NOT       ASSETS AND                    ASSETS AND
    ACCOUNTED FOR AS      LIABILITIES                   LIABILITIES
    HEDGING INSTRUMENTS   LOCATION         FAIR VALUE   LOCATION      FAIR VALUE
    ----------------------------------------------------------------------------
    Equity contracts      Net unrealized      $775                        $-
                          depreciation of
                          investments and
                          options
    ----------------------------------------------------------------------------

    *For open derivative instruments as of December 31, 2016, see the Portfolio of Investments, which also is indicative of activity for the year ended December 31, 2016.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2016 (IN THOUSANDS)

                                                                                CHANGE IN
                                                                                UNREALIZED
    DERIVATIVES NOT                                          REALIZED GAIN      APPRECIATION/
    ACCOUNTED FOR AS         STATEMENT OF                    (LOSS) ON          (DEPRECIATION)
    HEDGING INSTRUMENTS      OPERATIONS LOCATION             DERIVATIVES        ON DERIVATIVES
    ------------------------------------------------------------------------------------------
    Equity contracts         Net realized gain (loss)          $(3,254)               $376
                             on Options / Change in
                             net unrealized appreciation/
                             (depreciation) of Options
    ------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is

================================================================================

34  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

H. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended December 31, 2016, there were no custodian and other bank credits.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including

================================================================================

36  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended December 31, 2016, the Fund paid CAPCO facility fees of $1,000, which represents 0.2% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended December 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and accumulated net realized loss on investments by $3,000. These reclassifications had no effect on net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

The tax character of distributions paid during the years ended December 31, 2016, and 2015, was as follows:

                                                2016                     2015
                                             -----------------------------------
Ordinary income*                             $4,366,000               $2,130,000
                                             ----------               ----------
  Total distributions paid                   $4,366,000               $2,130,000
                                             ==========               ==========

As of December 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Accumulated capital and other losses                                 $(4,561,000)
Unrealized depreciation of investments                                (2,226,000)

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2016, the Fund had net capital loss carryforwards of $4,561,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                                       CAPITAL LOSS CARRYFORWARDS
                                   -----------------------------------
                                              TAX CHARACTER
                                   -----------------------------------
                                   (NO EXPIRATION)            BALANCE
                                   Short-Term               $2,868,000
                                   Long-Term                 1,693,000
                                                            ----------
                                     Total                  $4,561,000
                                                            ==========

For the year ended December 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments

================================================================================

38  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2016, were $111,298,000 and $22,337,000, respectively.

As of December 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $312,072,000.

Gross unrealized appreciation and depreciation of investments as of December 31, 2016, for federal income tax purposes, were $8,908,000 and $11,292,000, respectively, resulting in net unrealized depreciation of $2,384,000.

For the year ended December 31, 2016, transactions in written call and put options* were as follows:

                                                                        PREMIUMS
                                                        NUMBER OF       RECEIVED
                                                        CONTRACTS        (000'S)
                                                        ------------------------
Outstanding at December 31, 2015                             -            $   -
Options written                                            450              917
Options terminated in closing purchase transactions       (450)            (917)
Options expired                                              -                -
                                                        -----------------------
Outstanding at December 31, 2016                             -            $   -
                                                        =======================

* Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) CAPITAL SHARE TRANSACTIONS

At December 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                          YEAR ENDED              YEAR ENDED
                                      DECEMBER 31, 2016       DECEMBER 31, 2015
    ----------------------------------------------------------------------------
                                     SHARES       AMOUNT     SHARES       AMOUNT
                                     -------------------------------------------
    FUND SHARES:
    Shares sold                         116      $ 1,019        212     $  1,928
    Shares issued from reinvested
      dividends                          13          115         15          128
    Shares redeemed                    (435)      (3,783)      (970)      (8,774)
                                     -------------------------------------------
    Net decrease from capital
      share transactions               (306)     $(2,649)      (743)    $ (6,718)
                                     ===========================================
    INSTITUTIONAL SHARES:
    Shares sold                      10,363      $94,762     21,882     $206,119
    Shares issued from reinvested
      dividends                         459        4,198        230        1,967
    Shares redeemed                    (180)      (1,607)    (6,734)     (63,813)
                                     -------------------------------------------
    Net increase from capital
      share transactions             10,642      $97,353     15,378     $144,273
                                     ===========================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended December 31, 2016, the Fund had no subadviser(s).

    The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets. For the year ended December 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $1,423,000.

================================================================================

40  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares, and 0.05% of average net assets of the Institutional Shares. For the year ended December 31, 2016, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $21,000 and $111,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2016, the Fund reimbursed the Manager $6,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through May 1, 2017 to limit the total annual operating expenses of the Fund Shares to 0.90% and the Institutional Shares to 0.80% of its average net assets, excluding extraordinary expenses, and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through May 1, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended December 31, 2016, the Fund incurred reimbursable expenses from the Manager for the Fund Shares and the Institutional Shares of $34,000 and $60,000 respectively, of which $50,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    accrued daily at an annualized rate of 0.05% of the Institutional Shares' average net assets plus out-of-pocket expenses. For the year ended December 31, 2016, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $12,000 and $111,000, respectively.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of December 31, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
Target Retirement Income                                               5.3
Target Retirement 2020                                                10.7
Target Retirement 2030                                                26.5
Target Retirement 2040                                                32.8
Target Retirement 2050                                                18.2
Target Retirement 2060                                                 2.0

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At December 31, 2016, USAA and its affiliates owned 478,000 shares, which represents 30.9% of the Fund Shares outstanding and 1.4% of the Fund's outstanding shares.

Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Funds.

================================================================================

42  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the final rules require the filing of new forms N-PORT and N-CEN, and amends Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This final rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                     PERIOD ENDED
                                                   YEAR ENDED DECEMBER 31,           DECEMBER 31,
                                       ----------------------------------------------------------
                                          2016            2015            2014            2013***
                                       ----------------------------------------------------------
Net asset value at
  beginning of period                  $  8.59         $  8.97         $ 11.14         $ 10.46
                                       -------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income(a)                 .13             .10             .17             .07
  Net realized and unrealized
    gain (loss)(a)                         .42            (.40)           (.37)            .62
                                       -------------------------------------------------------
Total from investment operations           .55            (.30)           (.20)            .69
                                       -------------------------------------------------------
Less distributions from:
  Net investment income                   (.11)           (.08)           (.84)           (.01)
  Realized capital gains                     -               -           (1.13)              -
                                       -------------------------------------------------------
Total distributions                       (.11)           (.08)          (1.97)           (.01)
                                       -------------------------------------------------------
Net asset value at end of period       $  9.03         $  8.59         $  8.97         $ 11.14
                                       =======================================================
Total return (%)*                         6.39           (3.28)          (2.02)           6.61
Net assets at end of period (000)      $13,964         $15,911         $23,300         $10,771
Ratios to average net assets:**
  Expenses (%)(b)                          .89             .90            1.07(d)         1.10(c)
  Expenses, excluding
    reimbursements (%)(b)                 1.13            1.15            1.25            1.34(c)
  Net investment income (%)               1.48            1.14            1.60            1.29(c)
Portfolio turnover (%)                       9              16(f)          147(e)           92

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2016, average net assets were $14,309,000.
*** Fund Shares commenced operations on July 12, 2013.
(a) Calculated using average shares. For the year ended December 31, 2016, average shares were 1,654,000.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                             -               -               -            (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Prior to November 24, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.10% of the Fund Shares' average net assets.
(e) Reflects increased trading activity due to large shareholder redemptions.
(f) Reflects a return to normal trading levels after a prior year transition.

================================================================================

44  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------------------------
                                               2016          2015          2014           2013***       2012
                                           -----------------------------------------------------------------
Net asset value at beginning of period     $   8.69      $   9.08       $ 11.16       $   9.96      $   9.57
                                           -----------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                         .16(a)        .14(a)        .20(a)         .21           .22
  Net realized and unrealized gain (loss)       .40(a)       (.44)(a)      (.33)(a)       1.00           .73
                                           -----------------------------------------------------------------
Total from investment operations                .56(a)       (.30)(a)      (.13)(a)       1.21           .95
                                           -----------------------------------------------------------------
Less distributions from:
  Net investment income                        (.13)         (.09)         (.82)          (.01)         (.25)
  Realized capital gains                          -             -         (1.13)             -          (.31)
                                           -----------------------------------------------------------------
Total distributions                            (.13)         (.09)        (1.95)          (.01)         (.56)
                                           -----------------------------------------------------------------
Net asset value at end of period           $   9.12      $   8.69       $  9.08       $  11.16      $   9.96
                                           =================================================================
Total return (%)*                              6.46         (3.27)        (1.39)         12.17         10.02
Net assets at end of period (000)          $295,644      $189,078       $57,938       $342,962      $380,888
Ratios to average net assets:**
  Expenses (%)(b)                               .78           .80           .87(d)         .82           .80(c)
  Expenses, excluding reimbursements (%)(b)     .81           .88           .87            .82           .80
  Net investment income (%)                    1.85          1.61          1.76           1.72          1.86
Portfolio turnover (%)                            9            16(f)        147(e)          92           106

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2016, average net assets were $223,176,000.
*** Effective July 12, 2013, the existing share class was designated "Global
    Managed Volatility Fund Institutional Shares (Institutional Shares)".
(a) Calculated using average shares. For the year ended December 31, 2016, average shares were 25,480,000.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                                  -             -             -           (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.00% of the Institutional Shares'
    average net assets.
(d) Prior to November 24, 2014, the Manager has voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.80% of the Institutional
    Shares' average net assets.
(e) Reflects increased trading activity due to large shareholder redemptions.
(f) Reflects a return to normal trading levels after a prior year transition.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

EXPENSE EXAMPLE

December 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2016, through December 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

46  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                         EXPENSES PAID
                                   BEGINNING           ENDING            DURING PERIOD*
                                 ACCOUNT VALUE      ACCOUNT VALUE        JULY 1, 2016 -
                                 JULY 1, 2016     DECEMBER 31, 2016    DECEMBER 31, 2016
                                 -------------------------------------------------------
FUND SHARES
Actual                            $1,000.00           $1,049.30               $4.64

Hypothetical
  (5% return before expenses)      1,000.00            1,020.61                4.57

INSTITUTIONAL SHARES
Actual                             1,000.00            1,048.90                4.12

Hypothetical
  (5% return before expenses)      1,000.00            1,021.11                4.06

*Expenses are equal to the annualized expense ratio of 0.90% for Fund Shares and 0.80% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 4.93% for Fund Shares and 4.89% for Institutional Shares for the six-month period of July 1, 2016, through December 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  47

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST

--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

48  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as three years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over two years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

50  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

52  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President and Chief Investment Officer, USAA Investments, (11/16-present); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

54  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   88394-0217                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                       [GRAPHIC OF USAA TARGET RETIREMENT FUNDS]

 ============================================================

         ANNUAL REPORT
         USAA TARGET RETIREMENT FUNDS
         DECEMBER 31, 2016

 ============================================================

         TARGET RETIREMENT INCOME FUND

         TARGET RETIREMENT 2020 FUND

         TARGET RETIREMENT 2030 FUND

         TARGET RETIREMENT 2040 FUND

         TARGET RETIREMENT 2050 FUND

         TARGET RETIREMENT 2060 FUND

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A DIVERSIFIED PORTFOLIO--ONE BASED ON YOUR
INDIVIDUAL GOALS, TIME HORIZON, AND RISK            [PHOTO OF BROOKS ENGLEHARDT]
TOLERANCE--CAN HELP YOU WEATHER THE MARKETS'
INEVITABLE UPS AND DOWNS."

--------------------------------------------------------------------------------

FEBRUARY 2017

No one knows exactly what is going to happen from one day to the next. So, it makes sense to be prepared for the unexpected. This is particularly true in the investment world. In the closing weeks of 2016, global stock markets were rising and bond prices were falling. Precisely the opposite was happening at the beginning of 2016.

In early 2016, concern over economic growth spread across the world and fueled global stock market declines. After reaching their lows of the year in mid-February 2016, most global stock markets rebounded. In the United States, stocks climbed, rallying after Donald Trump's victory in the November 2016 presidential election. Investors appeared to like the President's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. Outside of the United States, emerging-markets equities recorded solid gains in 2016. Developed-markets stocks overall posted negative returns, with European stock markets providing the weakest performance.

Meanwhile, bond markets were dominated by shifting expectations about Federal Reserve (the Fed) monetary policy. The Fed, which raised short-term interest rates by 0.25% in December 2015, had previously forecast four interest rate increases during 2016. Policymakers backed off this expectation in March 2016, saying that only two interest rate increases were possible. As expectations about the Fed's action extended into the future, longer-term interest rates fell and bond prices, which move in the opposite direction, rose. Yields then edged up during the summer and into the autumn of 2016 as U.S. economic data improved. They rose dramatically after the November 2016 presidential election and continued to rise in anticipation of a December 2016 interest rate increase by the Fed. As yields rose, bond prices fell. In December 2016, the Fed raised short-term interest rates by 0.25% and said it was likely to raise interest rates by 0.75% during 2017.

At the end of the twelve-month reporting period, as investors anticipated what might lie ahead, stock prices remained elevated and longer-term yields were near their highs for 2016. At some point, investors are likely to assess

================================================================================

================================================================================

whether reality matches their expectations. As of this writing, U.S. stock prices seem rather high. We believe that earnings news in the coming months will have to be extremely good in order to support continued price appreciation. We see relatively more opportunity in Europe in the near term, despite political uncertainties and slow economic growth. As for emerging-market equities, we believe the 2016 rally may continue, with the asset class benefiting from a pickup in economic growth, widening corporate profit margins, and improving liquidity.

Regarding the bond market, interest rate increases by the Fed in 2017 could add to short-term pressures. However, we believe that there is little reason to worry about rising yields, as long as they do not rise too quickly. We believe that interest rates will increase on a gradual basis; the economy is still growing slowly and inflation currently remains on the low side. Bonds continue to have an important role in a diversified portfolio, as they may help offset the potential volatility of stock holdings. They can also be an important source of income.

Looking ahead, we cannot predict how everything will play out. Investors should be prepared for increased volatility as the markets steadily readjust in response to new information. A diversified portfolio--one based on your individual goals, time horizon, and risk tolerance--can help you weather the markets' inevitable ups and downs. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor.

On behalf of everyone here at USAA Investments, we appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.
o Diversification does not guarantee a profit or prevent a loss.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUNDS' OBJECTIVE                                                               1

MANAGERS' COMMENTARY ON THE FUNDS                                              2

INVESTMENT OVERVIEW                                                            7

FINANCIAL INFORMATION

    Distributions to Shareholders                                             26

    Report of Independent Registered
      Public Accounting Firm                                                  27

    Portfolios of Investments                                                 28

    Notes to Portfolios of Investments                                        40

    Financial Statements                                                      42

    Notes to Financial Statements                                             50

EXPENSE EXAMPLE                                                               73

TRUSTEES' AND OFFICERS' INFORMATION                                           76

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

201622-0217

================================================================================

================================================================================

FUNDS' OBJECTIVE

EACH USAA TARGET RETIREMENT FUND PROVIDES CAPITAL APPRECIATION AND CURRENT INCOME CONSISTENT WITH ITS CURRENT INVESTMENT ALLOCATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

Each USAA Target Retirement Fund invests in a selection of USAA mutual funds (underlying USAA Funds) in a manner consistent with its current asset allocation as depicted in the lifestyle transition path.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                           FUNDS' OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUNDS

USAA Asset Management Company
    JOHN P. TOOHEY, CFA                               WASIF A. LATIF
    BRIAN HERSCOVICI, CFA*

--------------------------------------------------------------------------------

o  HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

   Financial assets produced mixed results in the reporting period ended December 31, 2016, reflecting the broad range of headlines that characterized the period.

   Domestic equities posted the strongest returns among the major asset categories. The U.S. economy continued to grow at a faster rate than its developed-market global peers, leading to healthy relative performance for stocks. Small-cap stocks, in particular, generated favorable gains thanks in part to their higher exposure to the country's superior growth. U.S. equities performed especially well in the wake of the presidential election, removing the uncertainty as to the outcome of the election which had weighed on investor sentiment through the autumn and boosted expectations for growth in 2017.

   Developed-market international stocks finished with a small gain but trailed the United States by a wide margin. The impact of currency translation was an important negative for U.S.-based investors due to the weakness in foreign currencies versus the U.S. dollar. In contrast, emerging-market stocks performed well in 2016. The renewed stability in commodity prices provided a positive backdrop for the asset class, as did

   *Brian Herscovici began co-managing the Fund in October 2016.

================================================================================

2  | USAA TARGET RETIREMENT FUNDS

================================================================================

   improving corporate earnings and signs of stronger growth in both Russia and China.

   The U.S. bond market experienced mixed results in 2016. Market segments with the highest sensitivity to interest-rate movements, such as longer-term U.S. Treasuries, generally finished flat. The acceleration of the U.S. economy, in conjunction with the prospects of increasing growth-oriented government policy in 2017, raised concerns that the Federal Reserve (the Fed) would take a more aggressive approach to raising interest rates.

   Commodities delivered a double-digit return and outpaced both bonds and global equities. Mid-way through the first quarter of 2016, the aggressive easing actions of the world's major central banks touched off a significant rally in oil and other commodities from their previously depressed levels. Returns eased off in the second half of 2016, but commodities nonetheless closed 2016 well off compared to their February 2016 low.

o HOW DID THE USAA TARGET RETIREMENT FUNDS (THE FUNDS) PERFORM DURING THE REPORTING PERIOD?

   The total returns for the S&P 500 Index(R), Bloomberg Barclays U.S. Universal Index*, and MSCI All-Country World Index the benchmarks of the Funds, were 11.96%, 3.91%, and 4.41%, respectively. The total returns during the reporting period for each of the Funds are

   Refer to page 9 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indexes. Thus, the Fund's benchmark is now called the Bloomberg Barclays U.S. Universal Index.

================================================================================

                                          MANAGERS' COMMENTARY ON THE FUNDS |  3

================================================================================

   shown below, along with the return of the relevant Lipper Mixed-Asset Target Allocation Funds Index:

                                                        USAA FUND             LIPPER INDEX
   USAA Target Retirement Income Fund*                    6.36%                  5.47%
   USAA Target Retirement 2020 Fund*                      7.57%                  5.58%
   USAA Target Retirement 2030 Fund*                      8.70%                  7.04%
   USAA Target Retirement 2040 Fund**                     8.97%                  7.49%
   USAA Target Retirement 2050 Fund**                     9.02%                  7.87%
   USAA Target Retirement 2060 Fund**                     8.80%                  8.00%

   USAA Asset Management Company (the Manager) is the Funds' investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o  WHAT FACTORS HELPED AND HURT THE FUNDS' PERFORMANCE?

   The Funds employ a diversified, long-term strategy that favors undervalued market segments and avoids those that appear more richly priced. The difference in the returns of the various Target Retirement Funds reflects their unique asset allocations: the further away the target retirement date, the larger each Fund's weighting in equities. We structure the Funds in this way because longer-term investors have a greater capacity to withstand short-term volatility and more time to benefit from stocks' longer-term return potential. During 2016, the longer-dated Funds produced higher returns due to their larger weightings in equities relative to bonds.

   The Funds generated favorable results across all of the major asset categories in 2016, which translated to competitive performance versus the respective peer groups. We believe this helps underscore the value of

   *As of May 1, 2016, the Bloomberg Barclays U.S. Universal Index replaced the S&P 500(R) Index as the Funds' broad-based securities market index as it more closely represents the securities held by the Funds.

   **As of May 1, 2016, the MSCI All-Country World Index replaced the S&P 500(R) Index as the Funds' broad-based securities market index as it more closely represents the securities held by the Funds.

================================================================================

4  | USAA TARGET RETIREMENT FUNDS

================================================================================

   our patient approach. Rather than trying to keep pace with the rapidly shifting trends in the global markets, we maintained a focus on asset classes where we saw value. While low valuations do not necessarily lead to outperformance in the short term, undervalued market segments tend to demonstrate superior results over time. This value-driven strategy benefited the Funds' performance in 2016, and we believe the Funds are well positioned as we move into 2017.

   The Funds' domestic equity allocation, which holds five funds that represent a variety of investment styles, aided results. The portfolio gained a significant benefit from its exposure to value stocks, which far outpaced growth in 2016.

   The Funds' developed-market international allocation detracted from performance due to the sub-par returns for the asset class in 2016. However, strong stock selection in certain underlying funds more than made up for this shortfall. We continue to favor the foreign markets due to their lower valuations relative to U.S. stocks, but the unsteady economic environment prompted us to reduce the position slightly.

   The Funds' allocation to emerging-market stocks contributed positively as well, with stock selection again representing an important source of outperformance. We remain enthusiastic on the longer-term outlook for the emerging markets, where improving growth, healthy corporate earnings, and stabilizing commodity prices make the low valuations of the asset class particularly compelling.

   The Funds also hold a position in alternative strategies via a basket of mutual funds. This allocation made a favorable contribution to performance and offered an important source of diversification.

   The Funds' allocation to bonds--which includes positions in investment-grade bond funds and a high-yield bond fund--also had a positive impact on returns. The underlying investment-grade funds' emphasis on corporate bonds relative to U.S. Treasuries was helpful given the outperformance of the former group. In addition, the Funds' weighting in high-yield bonds enabled the Funds to capitalize on their strong showing in relation to investment-grade debt.

================================================================================

                                          MANAGERS' COMMENTARY ON THE FUNDS |  5

================================================================================

   The general investment backdrop offered a mixed picture for investors at the close of the reporting period. The U.S. economy has continued to produce modest growth despite the challenging economic conditions elsewhere in the developed world. Additionally, the loose monetary policies of foreign central banks represent an ongoing engine of demand for higher-risk, higher-yielding financial assets. While these factors are a positive for the markets, potential sources of volatility include global political uncertainty and the possibility that the Fed may begin to raise rates more aggressively.

   Our response to this ambiguity is to do what we have always done: maintain diversification, stay focused on the long-term picture, and emphasize undervalued asset classes. We believe this steady approach--rather than one that tries to keep up with the day-to-day considerations driving short-term market performance--is well suited to a highly uncertain investment environment.

   Thank you for allowing us to help you manage your investments.

   The risks of the Target Retirement Funds reflect the risks of the underlying funds in which the Funds invest. The target date is the approximate date when investors plan to start withdrawing their money for retirement purposes. In general, the Target Retirement Funds' investment program assumes funds will start being withdrawn for retirement purposes at age 65. The principal value of the Target Retirement Funds is not guaranteed at any time, including at the target date. The Funds' objectives do not change over time. As you near your target retirement date, the Fund gets progressively more conservative by shifting the asset mix from stocks to bonds. There is no assurance that the Funds' objectives will be achieved. Each Fund is actively managed and the investment techniques and risk analyses used by the Funds' manager(s) may not produce the desired results. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Diversification is a technique to help reduce risk. There is no absolute guarantee that diversification will protect against a loss of income. o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities.

================================================================================

6  | USAA TARGET RETIREMENT FUNDS

================================================================================

INVESTMENT OVERVIEW

USAA TARGET RETIREMENT INCOME FUND (THE FUND)
(Ticker Symbol: URINX)

--------------------------------------------------------------------------------
                                        12/31/16                    12/31/15
--------------------------------------------------------------------------------
Net Assets                           $317.9 Million              $330.8 Million
Net Asset Value Per Share                $11.41                      $11.09

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
  1 YEAR                    5 YEARS                  SINCE INCEPTION 7/31/08
  6.36%                      4.50%                           5.14%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 12/31/15*
--------------------------------------------------------------------------------
                                      0.71%

              (Including acquired fund fees and expenses of 0.65%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                         USAA TARGET                             BLOOMBERG BARCLAYS
                                       RETIREMENT INCOME     MSCI ALL-COUNTRY      U.S. UNIVERSAL
                   S&P 500 INDEX             FUND               WORLD INDEX            INDEX*
 7/31/2008          $10,000.00            $10,000.00            $10,000.00           $10,000.00
 8/31/2008           10,144.65             10,000.00              9,784.46            10,088.31
 9/30/2008            9,240.68              9,581.00              8,561.59             9,899.43
10/31/2008            7,688.73              8,618.00              6,865.11             9,543.42
11/30/2008            7,137.03              8,417.00              6,414.09             9,794.69
12/31/2008            7,212.97              8,599.00              6,646.55            10,168.82
 1/31/2009            6,605.01              8,303.00              6,078.68            10,111.15
 2/28/2009            5,901.73              7,998.00              5,483.51            10,057.39
 3/31/2009            6,418.69              8,348.00              5,935.18            10,208.65
 4/30/2009            7,033.02              8,768.00              6,635.81            10,313.95
 5/31/2009            7,426.40              9,302.00              7,296.99            10,429.56
 6/30/2009            7,441.13              9,397.00              7,256.08            10,509.23
 7/31/2009            8,003.95              9,852.00              7,894.81            10,708.14
 8/31/2009            8,292.93             10,091.00              8,177.17            10,832.66
 9/30/2009            8,602.38             10,396.00              8,552.32            10,979.75
10/31/2009            8,442.58             10,427.00              8,420.15            11,042.98
11/30/2009            8,948.99             10,678.00              8,766.46            11,183.11
12/31/2009            9,121.84             10,752.00              8,948.00            11,043.54
 1/31/2010            8,793.70             10,773.00              8,561.29            11,211.52
 2/28/2010            9,066.10             10,889.00              8,670.35            11,253.87
 3/31/2010            9,613.20             11,151.00              9,228.14            11,268.91
 4/30/2010            9,764.97             11,300.00              9,243.67            11,393.99
 5/31/2010            8,985.23             11,002.00              8,367.32            11,445.52
 6/30/2010            8,514.86             10,950.00              8,109.54            11,622.98
 7/31/2010            9,111.44             11,282.00              8,769.40            11,773.41
 8/31/2010            8,700.11             11,239.00              8,462.83            11,920.77
 9/30/2010            9,476.55             11,658.00              9,272.44            11,958.66
10/31/2010            9,837.13             11,853.00              9,607.56            12,019.67
11/30/2010            9,838.39             11,810.00              9,393.79            11,940.55
12/31/2010           10,495.90             12,005.00             10,081.68            11,834.69
 1/31/2011           10,744.67             12,070.00             10,239.89            11,862.55
 2/28/2011           11,112.77             12,223.00             10,538.07            11,900.44
 3/31/2011           11,117.19             12,294.00             10,527.55            11,914.64
 4/30/2011           11,446.43             12,558.00             10,958.25            12,069.25
 5/31/2011           11,316.86             12,569.00             10,722.70            12,218.57
 6/30/2011           11,128.22             12,470.00             10,553.74            12,179.01
 7/31/2011           10,901.93             12,492.00             10,381.92            12,368.44
 8/31/2011           10,309.72             12,237.00              9,623.53            12,493.80
 9/30/2011            9,584.96             11,838.00              8,714.94            12,529.46
10/31/2011           10,632.53             12,296.00              9,648.69            12,601.05
11/30/2011           10,609.03             12,240.00              9,359.86            12,563.72
12/31/2011           10,717.55             12,241.00              9,340.95            12,710.53
 1/31/2012           11,197.86             12,591.00              9,884.10            12,848.15
 2/29/2012           11,682.08             12,783.00             10,381.40            12,878.23
 3/31/2012           12,066.53             12,807.00             10,450.33            12,819.18
 4/30/2012           11,990.79             12,807.00             10,330.85            12,958.46
 5/31/2012           11,270.13             12,500.00              9,404.61            13,042.32
 6/30/2012           11,734.49             12,686.00              9,869.09            13,075.19
 7/31/2012           11,897.47             12,812.00             10,004.19            13,270.19
 8/31/2012           12,165.43             12,995.00             10,221.72            13,298.05
 9/30/2012           12,479.81             13,225.00             10,543.66            13,337.05
10/31/2012           12,249.38             13,248.00             10,473.39            13,379.39
11/30/2012           12,320.44             13,294.00             10,607.32            13,411.43
12/31/2012           12,432.73             13,402.00             10,847.58            13,413.93
 1/31/2013           13,076.69             13,530.00             11,347.31            13,344.01
 2/28/2013           13,254.20             13,565.00             11,345.54            13,408.08
 3/31/2013           13,751.28             13,679.00             11,552.99            13,423.96
 4/30/2013           14,016.22             13,750.00             11,883.03            13,571.33
 5/31/2013           14,344.08             13,703.00             11,850.43            13,341.23
 6/30/2013           14,151.46             13,375.00             11,504.05            13,106.39
 7/31/2013           14,871.55             13,646.00             12,054.78            13,149.01
 8/31/2013           14,440.84             13,516.00             11,803.62            13,074.07
 9/30/2013           14,893.70             13,771.00             12,413.30            13,204.17
10/31/2013           15,578.33             13,996.00             12,912.22            13,334.82
11/30/2013           16,053.06             14,079.00             13,095.08            13,291.64
12/31/2013           16,459.46             14,150.00             13,321.00            13,233.42
 1/31/2014           15,890.39             14,055.00             12,788.15            13,408.92
 2/28/2014           16,617.28             14,329.00             13,405.91            13,504.47
 3/31/2014           16,756.96             14,368.00             13,465.52            13,491.94
 4/30/2014           16,880.83             14,440.00             13,593.71            13,603.64
 5/31/2014           17,277.09             14,609.00             13,882.83            13,767.45
 6/30/2014           17,633.99             14,751.00             14,144.22            13,788.34
 7/31/2014           17,390.80             14,630.00             13,972.67            13,745.44
 8/31/2014           18,086.52             14,812.00             14,281.34            13,894.48
 9/30/2014           17,832.89             14,576.00             13,818.22            13,784.16
10/31/2014           18,268.46             14,649.00             13,915.51            13,919.27
11/30/2014           18,759.78             14,771.00             14,148.26            13,993.09
12/31/2014           18,712.52             14,625.00             13,875.25            13,969.13
 1/31/2015           18,150.79             14,625.00             13,658.32            14,234.89
 2/28/2015           19,193.94             14,898.00             14,418.70            14,151.88
 3/31/2015           18,890.40             14,815.00             14,195.29            14,210.38
 4/30/2015           19,071.62             14,940.00             14,607.15            14,193.94
 5/31/2015           19,316.87             14,964.00             14,588.10            14,169.15
 6/30/2015           18,942.93             14,752.00             14,244.66            14,010.92
 7/31/2015           19,339.81             14,777.00             14,368.36            14,092.54
 8/31/2015           18,172.96             14,403.00             13,383.40            14,051.03
 9/30/2015           17,723.30             14,259.00             12,898.53            14,105.91
10/31/2015           19,218.33             14,573.00             13,910.87            14,151.04
11/30/2015           19,275.48             14,510.00             13,796.00            14,099.51
12/31/2015           18,971.47             14,340.00             13,547.20            14,029.03
 1/31/2016           18,030.03             14,159.00             12,730.16            14,183.92
 2/29/2016           18,005.70             14,172.00             12,642.59            14,284.76
 3/31/2016           19,227.18             14,578.00             13,579.51            14,459.70
 4/30/2016           19,301.72             14,760.00             13,779.96            14,558.32
 5/31/2016           19,648.34             14,812.00             13,797.33            14,569.74
 6/30/2016           19,699.25             14,948.00             13,713.80            14,826.03
 7/31/2016           20,425.54             15,235.00             14,304.78            14,948.32
 8/31/2016           20,454.21             15,274.00             14,352.91            14,964.48
 9/30/2016           20,458.08             15,337.00             14,440.85            14,968.10
10/31/2016           20,084.90             15,219.00             14,195.73            14,868.65
11/30/2016           20,828.74             15,140.00             14,303.61            14,534.36
12/31/2016           21,240.45             15,252.00             14,612.60            14,577.54

                                   [END CHART]

                 Data since Fund inception 7/31/08 to 12/31/16.

                 See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of May 1, 2016, the Bloomberg Barclays U.S. Universal Index replaced the S&P 500(R) Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

================================================================================

8  | USAA TARGET RETIREMENT FUNDS

================================================================================

The graph on page 8 illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement Income Fund to the following benchmarks:

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded U.S. stocks.

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o The Bloomberg Barclays U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA TARGET RETIREMENT 2020 FUND (THE FUND)
(Ticker Symbol: URTNX)

--------------------------------------------------------------------------------
                                        12/31/16                    12/31/15
--------------------------------------------------------------------------------
Net Assets                           $570.8 Million              $583.9 Million
Net Asset Value Per Share               $12.28                      $11.85

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                  5 YEARS                   SINCE INCEPTION 7/31/08
    7.57%                    5.69%                            6.02%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 12/31/15*
--------------------------------------------------------------------------------
                                      0.75%

              (Including acquired fund fees and expenses of 0.71%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

* The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

10  | USAA TARGET RETIREMENT FUNDS

================================================================================

                       o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                         USAA TARGET                             BLOOMBERG BARCLAYS
                                          RETIREMENT         MSCI ALL-COUNTRY      U.S. UNIVERSAL
                   S&P 500 INDEX          2020 FUND            WORLD INDEX            INDEX*
 7/31/2008          $10,000.00            $10,000.00            $10,000.00           $10,000.00
 8/31/2008           10,144.65             10,000.00              9,784.46            10,088.31
 9/30/2008            9,240.68              9,490.00              8,561.59             9,899.43
10/31/2008            7,688.73              8,360.00              6,865.11             9,543.42
11/30/2008            7,137.03              8,210.00              6,414.09             9,794.69
12/31/2008            7,212.97              8,505.00              6,646.55            10,168.82
 1/31/2009            6,605.01              8,077.00              6,078.68            10,111.15
 2/28/2009            5,901.73              7,619.00              5,483.51            10,057.39
 3/31/2009            6,418.69              8,067.00              5,935.18            10,208.65
 4/30/2009            7,033.02              8,638.00              6,635.81            10,313.95
 5/31/2009            7,426.40              9,228.00              7,296.99            10,429.56
 6/30/2009            7,441.13              9,310.00              7,256.08            10,509.23
 7/31/2009            8,003.95              9,850.00              7,894.81            10,708.14
 8/31/2009            8,292.93             10,094.00              8,177.17            10,832.66
 9/30/2009            8,602.38             10,471.00              8,552.32            10,979.75
10/31/2009            8,442.58             10,471.00              8,420.15            11,042.98
11/30/2009            8,948.99             10,777.00              8,766.46            11,183.11
12/31/2009            9,121.84             10,897.00              8,948.00            11,043.54
 1/31/2010            8,793.70             10,844.00              8,561.29            11,211.52
 2/28/2010            9,066.10             10,991.00              8,670.35            11,253.87
 3/31/2010            9,613.20             11,338.00              9,228.14            11,268.91
 4/30/2010            9,764.97             11,516.00              9,243.67            11,393.99
 5/31/2010            8,985.23             11,075.00              8,367.32            11,445.52
 6/30/2010            8,514.86             10,970.00              8,109.54            11,622.98
 7/31/2010            9,111.44             11,380.00              8,769.40            11,773.41
 8/31/2010            8,700.11             11,275.00              8,462.83            11,920.77
 9/30/2010            9,476.55             11,820.00              9,272.44            11,958.66
10/31/2010            9,837.13             12,072.00              9,607.56            12,019.67
11/30/2010            9,838.39             12,020.00              9,393.79            11,940.55
12/31/2010           10,495.90             12,344.00             10,081.68            11,834.69
 1/31/2011           10,744.67             12,419.00             10,239.89            11,862.55
 2/28/2011           11,112.77             12,624.00             10,538.07            11,900.44
 3/31/2011           11,117.19             12,711.00             10,527.55            11,914.64
 4/30/2011           11,446.43             13,035.00             10,958.25            12,069.25
 5/31/2011           11,316.86             12,992.00             10,722.70            12,218.57
 6/30/2011           11,128.22             12,873.00             10,553.74            12,179.01
 7/31/2011           10,901.93             12,851.00             10,381.92            12,368.44
 8/31/2011           10,309.72             12,441.00              9,623.53            12,493.80
 9/30/2011            9,584.96             11,836.00              8,714.94            12,529.46
10/31/2011           10,632.53             12,516.00              9,648.69            12,601.05
11/30/2011           10,609.03             12,419.00              9,359.86            12,563.72
12/31/2011           10,717.55             12,407.00              9,340.95            12,710.53
 1/31/2012           11,197.86             12,854.00              9,884.10            12,848.15
 2/29/2012           11,682.08             13,122.00             10,381.40            12,878.23
 3/31/2012           12,066.53             13,177.00             10,450.33            12,819.18
 4/30/2012           11,990.79             13,155.00             10,330.85            12,958.46
 5/31/2012           11,270.13             12,698.00              9,404.61            13,042.32
 6/30/2012           11,734.49             12,954.00              9,869.09            13,075.19
 7/31/2012           11,897.47             13,077.00             10,004.19            13,270.19
 8/31/2012           12,165.43             13,289.00             10,221.72            13,298.05
 9/30/2012           12,479.81             13,579.00             10,543.66            13,337.05
10/31/2012           12,249.38             13,568.00             10,473.39            13,379.39
11/30/2012           12,320.44             13,646.00             10,607.32            13,411.43
12/31/2012           12,432.73             13,804.00             10,847.58            13,413.93
 1/31/2013           13,076.69             14,023.00             11,347.31            13,344.01
 2/28/2013           13,254.20             14,069.00             11,345.54            13,408.08
 3/31/2013           13,751.28             14,219.00             11,552.99            13,423.96
 4/30/2013           14,016.22             14,322.00             11,883.03            13,571.33
 5/31/2013           14,344.08             14,322.00             11,850.43            13,341.23
 6/30/2013           14,151.46             13,988.00             11,504.05            13,106.39
 7/31/2013           14,871.55             14,357.00             12,054.78            13,149.01
 8/31/2013           14,440.84             14,172.00             11,803.62            13,074.07
 9/30/2013           14,893.70             14,529.00             12,413.30            13,204.17
10/31/2013           15,578.33             14,840.00             12,912.22            13,334.82
11/30/2013           16,053.06             14,955.00             13,095.08            13,291.64
12/31/2013           16,459.46             15,069.00             13,321.00            13,233.42
 1/31/2014           15,890.39             14,854.00             12,788.15            13,408.92
 2/28/2014           16,617.28             15,248.00             13,405.91            13,504.47
 3/31/2014           16,756.96             15,295.00             13,465.52            13,491.94
 4/30/2014           16,880.83             15,379.00             13,593.71            13,603.64
 5/31/2014           17,277.09             15,582.00             13,882.83            13,767.45
 6/30/2014           17,633.99             15,773.00             14,144.22            13,788.34
 7/31/2014           17,390.80             15,594.00             13,972.67            13,745.44
 8/31/2014           18,086.52             15,832.00             14,281.34            13,894.48
 9/30/2014           17,832.89             15,510.00             13,818.22            13,784.16
10/31/2014           18,268.46             15,618.00             13,915.51            13,919.27
11/30/2014           18,759.78             15,773.00             14,148.26            13,993.09
12/31/2014           18,712.52             15,589.00             13,875.25            13,969.13
 1/31/2015           18,150.79             15,552.00             13,658.32            14,234.89
 2/28/2015           19,193.94             15,937.00             14,418.70            14,151.88
 3/31/2015           18,890.40             15,813.00             14,195.29            14,210.38
 4/30/2015           19,071.62             15,999.00             14,607.15            14,193.94
 5/31/2015           19,316.87             16,024.00             14,588.10            14,169.15
 6/30/2015           18,942.93             15,775.00             14,244.66            14,010.92
 7/31/2015           19,339.81             15,800.00             14,368.36            14,092.54
 8/31/2015           18,172.96             15,217.00             13,383.40            14,051.03
 9/30/2015           17,723.30             14,969.00             12,898.53            14,105.91
10/31/2015           19,218.33             15,527.00             13,910.87            14,151.04
11/30/2015           19,275.48             15,453.00             13,796.00            14,099.51
12/31/2015           18,971.47             15,214.00             13,547.20            14,029.03
 1/31/2016           18,030.03             14,829.00             12,730.16            14,183.92
 2/29/2016           18,005.70             14,816.00             12,642.59            14,284.76
 3/31/2016           19,227.18             15,407.00             13,579.51            14,459.70
 4/30/2016           19,301.72             15,612.00             13,779.96            14,558.32
 5/31/2016           19,648.34             15,689.00             13,797.33            14,569.74
 6/30/2016           19,699.25             15,792.00             13,713.80            14,826.03
 7/31/2016           20,425.54             16,203.00             14,304.78            14,948.32
 8/31/2016           20,454.21             16,267.00             14,352.91            14,964.48
 9/30/2016           20,458.08             16,331.00             14,440.85            14,968.10
10/31/2016           20,084.90             16,177.00             14,195.73            14,868.65
11/30/2016           20,828.74             16,203.00             14,303.61            14,534.36
12/31/2016           21,240.45             16,366.00             14,612.60            14,577.54

                                   [END CHART]

                 Data since Fund inception 7/31/08 to 12/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement 2020 Fund to the benchmarks listed above (see page 9 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of May 1, 2016, the Bloomberg Barclays U.S. Universal Index replaced the S&P 500(R) Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

USAA TARGET RETIREMENT 2030 FUND (THE FUND)
(Ticker Symbol: URTRX)

--------------------------------------------------------------------------------
                                        12/31/16                    12/31/15
--------------------------------------------------------------------------------
Net Assets                            $1.1 Billion                $1.1 Billion
Net Asset Value Per Share                $12.89                      $12.34

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                    5 YEARS                SINCE INCEPTION 7/31/08
    8.70%                      7.06%                         6.41%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 12/31/15*
--------------------------------------------------------------------------------
                                      0.81%

              (Including acquired fund fees and expenses of 0.78%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

12  | USAA TARGET RETIREMENT FUNDS

================================================================================

                       o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                         USAA TARGET                             BLOOMBERG BARCLAYS
                                          RETIREMENT         MSCI ALL-COUNTRY      U.S. UNIVERSAL
                   S&P 500 INDEX          2030 FUND            WORLD INDEX            INDEX*
 7/31/2008          $10,000.00            $15,971.00            $10,000.00           $10,000.00
 8/31/2008           10,144.65              9,990.00              9,784.46            10,088.31
 9/30/2008            9,240.68              9,250.00              8,561.59             9,899.43
10/31/2008            7,688.73              7,970.00              6,865.11             9,543.42
11/30/2008            7,137.03              7,690.00              6,414.09             9,794.69
12/31/2008            7,212.97              7,994.00              6,646.55            10,168.82
 1/31/2009            6,605.01              7,556.00              6,078.68            10,111.15
 2/28/2009            5,901.73              7,098.00              5,483.51            10,057.39
 3/31/2009            6,418.69              7,525.00              5,935.18            10,208.65
 4/30/2009            7,033.02              8,106.00              6,635.81            10,313.95
 5/31/2009            7,426.40              8,696.00              7,296.99            10,429.56
 6/30/2009            7,441.13              8,758.00              7,256.08            10,509.23
 7/31/2009            8,003.95              9,348.00              7,894.81            10,708.14
 8/31/2009            8,292.93              9,613.00              8,177.17            10,832.66
 9/30/2009            8,602.38             10,030.00              8,552.32            10,979.75
10/31/2009            8,442.58              9,969.00              8,420.15            11,042.98
11/30/2009            8,948.99             10,336.00              8,766.46            11,183.11
12/31/2009            9,121.84             10,527.00              8,948.00            11,043.54
 1/31/2010            8,793.70             10,349.00              8,561.29            11,211.52
 2/28/2010            9,066.10             10,527.00              8,670.35            11,253.87
 3/31/2010            9,613.20             10,996.00              9,228.14            11,268.91
 4/30/2010            9,764.97             11,173.00              9,243.67            11,393.99
 5/31/2010            8,985.23             10,558.00              8,367.32            11,445.52
 6/30/2010            8,514.86             10,370.00              8,109.54            11,622.98
 7/31/2010            9,111.44             10,891.00              8,769.40            11,773.41
 8/31/2010            8,700.11             10,683.00              8,462.83            11,920.77
 9/30/2010            9,476.55             11,423.00              9,272.44            11,958.66
10/31/2010            9,837.13             11,736.00              9,607.56            12,019.67
11/30/2010            9,838.39             11,673.00              9,393.79            11,940.55
12/31/2010           10,495.90             12,142.00             10,081.68            11,834.69
 1/31/2011           10,744.67             12,216.00             10,239.89            11,862.55
 2/28/2011           11,112.77             12,473.00             10,538.07            11,900.44
 3/31/2011           11,117.19             12,579.00             10,527.55            11,914.64
 4/30/2011           11,446.43             12,996.00             10,958.25            12,069.25
 5/31/2011           11,316.86             12,878.00             10,722.70            12,218.57
 6/30/2011           11,128.22             12,729.00             10,553.74            12,179.01
 7/31/2011           10,901.93             12,643.00             10,381.92            12,368.44
 8/31/2011           10,309.72             12,078.00              9,623.53            12,493.80
 9/30/2011            9,584.96             11,266.00              8,714.94            12,529.46
10/31/2011           10,632.53             12,152.00              9,648.69            12,601.05
11/30/2011           10,609.03             12,035.00              9,359.86            12,563.72
12/31/2011           10,717.55             12,000.00              9,340.95            12,710.53
 1/31/2012           11,197.86             12,549.00              9,884.10            12,848.15
 2/29/2012           11,682.08             12,912.00             10,381.40            12,878.23
 3/31/2012           12,066.53             13,011.00             10,450.33            12,819.18
 4/30/2012           11,990.79             12,934.00             10,330.85            12,958.46
 5/31/2012           11,270.13             12,275.00              9,404.61            13,042.32
 6/30/2012           11,734.49             12,626.00              9,869.09            13,075.19
 7/31/2012           11,897.47             12,736.00             10,004.19            13,270.19
 8/31/2012           12,165.43             12,989.00             10,221.72            13,298.05
 9/30/2012           12,479.81             13,318.00             10,543.66            13,337.05
10/31/2012           12,249.38             13,263.00             10,473.39            13,379.39
11/30/2012           12,320.44             13,362.00             10,607.32            13,411.43
12/31/2012           12,432.73             13,580.00             10,847.58            13,413.93
 1/31/2013           13,076.69             13,918.00             11,347.31            13,344.01
 2/28/2013           13,254.20             13,952.00             11,345.54            13,408.08
 3/31/2013           13,751.28             14,144.00             11,552.99            13,423.96
 4/30/2013           14,016.22             14,257.00             11,883.03            13,571.33
 5/31/2013           14,344.08             14,325.00             11,850.43            13,341.23
 6/30/2013           14,151.46             13,975.00             11,504.05            13,106.39
 7/31/2013           14,871.55             14,471.00             12,054.78            13,149.01
 8/31/2013           14,440.84             14,223.00             11,803.62            13,074.07
 9/30/2013           14,893.70             14,697.00             12,413.30            13,204.17
10/31/2013           15,578.33             15,104.00             12,912.22            13,334.82
11/30/2013           16,053.06             15,273.00             13,095.08            13,291.64
12/31/2013           16,459.46             15,442.00             13,321.00            13,233.42
 1/31/2014           15,890.39             15,066.00             12,788.15            13,408.92
 2/28/2014           16,617.28             15,583.00             13,405.91            13,504.47
 3/31/2014           16,756.96             15,642.00             13,465.52            13,491.94
 4/30/2014           16,880.83             15,713.00             13,593.71            13,603.64
 5/31/2014           17,277.09             15,971.00             13,882.83            13,767.45
 6/30/2014           17,633.99             16,230.00             14,144.22            13,788.34
 7/31/2014           17,390.80             15,960.00             13,972.67            13,745.44
 8/31/2014           18,086.52             16,277.00             14,281.34            13,894.48
 9/30/2014           17,832.89             15,842.00             13,818.22            13,784.16
10/31/2014           18,268.46             15,971.00             13,915.51            13,919.27
11/30/2014           18,759.78             16,206.00             14,148.26            13,993.09
12/31/2014           18,712.52             15,972.00             13,875.25            13,969.13
 1/31/2015           18,150.79             15,862.00             13,658.32            14,234.89
 2/28/2015           19,193.94             16,425.00             14,418.70            14,151.88
 3/31/2015           18,890.40             16,242.00             14,195.29            14,210.38
 4/30/2015           19,071.62             16,511.00             14,607.15            14,193.94
 5/31/2015           19,316.87             16,560.00             14,588.10            14,169.15
 6/30/2015           18,942.93             16,229.00             14,244.66            14,010.92
 7/31/2015           19,339.81             16,278.00             14,368.36            14,092.54
 8/31/2015           18,172.96             15,495.00             13,383.40            14,051.03
 9/30/2015           17,723.30             15,152.00             12,898.53            14,105.91
10/31/2015           19,218.33             15,887.00             13,910.87            14,151.04
11/30/2015           19,275.48             15,813.00             13,796.00            14,099.51
12/31/2015           18,971.47             15,524.00             13,547.20            14,029.03
 1/31/2016           18,030.03             14,958.00             12,730.16            14,183.92
 2/29/2016           18,005.70             14,920.00             12,642.59            14,284.76
 3/31/2016           19,227.18             15,675.00             13,579.51            14,459.70
 4/30/2016           19,301.72             15,902.00             13,779.96            14,558.32
 5/31/2016           19,648.34             15,977.00             13,797.33            14,569.74
 6/30/2016           19,699.25             16,065.00             13,713.80            14,826.03
 7/31/2016           20,425.54             16,594.00             14,304.78            14,948.32
 8/31/2016           20,454.21             16,669.00             14,352.91            14,964.48
 9/30/2016           20,458.08             16,745.00             14,440.85            14,968.10
10/31/2016           20,084.90             16,531.00             14,195.73            14,868.65
11/30/2016           20,828.74             16,657.00             14,303.61            14,534.36
12/31/2016           21,240.45             16,875.00             14,612.60            14,577.54

                                   [END CHART]

                 Data since Fund inception 7/31/08 to 12/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement 2030 Fund to the benchmarks listed above (see page 9 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of May 1, 2016, the Bloomberg Barclays U.S. Universal Index replaced the S&P 500(R) Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

USAA TARGET RETIREMENT 2040 FUND (THE FUND)
(Ticker Symbol: URFRX)

--------------------------------------------------------------------------------
                                        12/31/16                    12/31/15
--------------------------------------------------------------------------------
Net Assets                            $1.2 Billion                $1.1 Billion
Net Asset Value Per Share                $12.82                      $12.23

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                   5 YEARS                 SINCE INCEPTION 7/31/08
    8.97%                     7.95%                          6.02%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 12/31/15*
--------------------------------------------------------------------------------
                                      0.85%

              (Including acquired fund fees and expenses of 0.82%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

14  | USAA TARGET RETIREMENT FUNDS

================================================================================

                       o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                         USAA TARGET                             BLOOMBERG BARCLAYS
                                          RETIREMENT         MSCI ALL-COUNTRY      U.S. UNIVERSAL
                   S&P 500 INDEX          2040 FUND            WORLD INDEX*            INDEX
 7/31/2008          $10,000.00            $10,000.00            $10,000.00           $10,000.00
 8/31/2008           10,144.65              9,990.00              9,784.46            10,088.31
 9/30/2008            9,240.68              9,110.00              8,561.59             9,899.43
10/31/2008            7,688.73              7,610.00              6,865.11             9,543.42
11/30/2008            7,137.03              7,160.00              6,414.09             9,794.69
12/31/2008            7,212.97              7,495.00              6,646.55            10,168.82
 1/31/2009            6,605.01              7,017.00              6,078.68            10,111.15
 2/28/2009            5,901.73              6,508.00              5,483.51            10,057.39
 3/31/2009            6,418.69              6,966.00              5,935.18            10,208.65
 4/30/2009            7,033.02              7,546.00              6,635.81            10,313.95
 5/31/2009            7,426.40              8,115.00              7,296.99            10,429.56
 6/30/2009            7,441.13              8,115.00              7,256.08            10,509.23
 7/31/2009            8,003.95              8,756.00              7,894.81            10,708.14
 8/31/2009            8,292.93              9,000.00              8,177.17            10,832.66
 9/30/2009            8,602.38              9,437.00              8,552.32            10,979.75
10/31/2009            8,442.58              9,295.00              8,420.15            11,042.98
11/30/2009            8,948.99              9,722.00              8,766.46            11,183.11
12/31/2009            9,121.84              9,946.00              8,948.00            11,043.54
 1/31/2010            8,793.70              9,656.00              8,561.29            11,211.52
 2/28/2010            9,066.10              9,863.00              8,670.35            11,253.87
 3/31/2010            9,613.20             10,402.00              9,228.14            11,268.91
 4/30/2010            9,764.97             10,568.00              9,243.67            11,393.99
 5/31/2010            8,985.23              9,822.00              8,367.32            11,445.52
 6/30/2010            8,514.86              9,553.00              8,109.54            11,622.98
 7/31/2010            9,111.44             10,143.00              8,769.40            11,773.41
 8/31/2010            8,700.11              9,832.00              8,462.83            11,920.77
 9/30/2010            9,476.55             10,703.00              9,272.44            11,958.66
10/31/2010            9,837.13             11,055.00              9,607.56            12,019.67
11/30/2010            9,838.39             10,982.00              9,393.79            11,940.55
12/31/2010           10,495.90             11,597.00             10,081.68            11,834.69
 1/31/2011           10,744.67             11,639.00             10,239.89            11,862.55
 2/28/2011           11,112.77             11,944.00             10,538.07            11,900.44
 3/31/2011           11,117.19             12,060.00             10,527.55            11,914.64
 4/30/2011           11,446.43             12,524.00             10,958.25            12,069.25
 5/31/2011           11,316.86             12,345.00             10,722.70            12,218.57
 6/30/2011           11,128.22             12,166.00             10,553.74            12,179.01
 7/31/2011           10,901.93             11,997.00             10,381.92            12,368.44
 8/31/2011           10,309.72             11,291.00              9,623.53            12,493.80
 9/30/2011           9,584.96              10,343.00              8,714.94            12,529.46
10/31/2011           10,632.53             11,365.00              9,648.69            12,601.05
11/30/2011           10,609.03             11,239.00              9,359.86            12,563.72
12/31/2011           10,717.55             11,162.00              9,340.95            12,710.53
 1/31/2012           11,197.86             11,764.00              9,884.10            12,848.15
 2/29/2012           11,682.08             12,173.00             10,381.40            12,878.23
 3/31/2012           12,066.53             12,302.00             10,450.33            12,819.18
 4/30/2012           11,990.79             12,184.00             10,330.85            12,958.46
 5/31/2012           11,270.13             11,388.00              9,404.61            13,042.32
 6/30/2012           11,734.49             11,775.00              9,869.09            13,075.19
 7/31/2012           11,897.47             11,850.00             10,004.19            13,270.19
 8/31/2012           12,165.43             12,119.00             10,221.72            13,298.05
 9/30/2012           12,479.81             12,474.00             10,543.66            13,337.05
10/31/2012           12,249.38             12,366.00             10,473.39            13,379.39
11/30/2012           12,320.44             12,485.00             10,607.32            13,411.43
12/31/2012           12,432.73             12,750.00             10,847.58            13,413.93
 1/31/2013           13,076.69             13,157.00             11,347.31            13,344.01
 2/28/2013           13,254.20             13,190.00             11,345.54            13,408.08
 3/31/2013           13,751.28             13,410.00             11,552.99            13,423.96
 4/30/2013           14,016.22             13,531.00             11,883.03            13,571.33
 5/31/2013           14,344.08             13,652.00             11,850.43            13,341.23
 6/30/2013           14,151.46             13,300.00             11,504.05            13,106.39
 7/31/2013           14,871.55             13,872.00             12,054.78            13,149.01
 8/31/2013           14,440.84             13,597.00             11,803.62            13,074.07
 9/30/2013           14,893.70             14,136.00             12,413.30            13,204.17
10/31/2013           15,578.33             14,576.00             12,912.22            13,334.82
11/30/2013           16,053.06             14,763.00             13,095.08            13,291.64
12/31/2013           16,459.46             14,964.00             13,321.00            13,233.42
 1/31/2014           15,890.39             14,492.00             12,788.15            13,408.92
 2/28/2014           16,617.28             15,068.00             13,405.91            13,504.47
 3/31/2014           16,756.96             15,125.00             13,465.52            13,491.94
 4/30/2014           16,880.83             15,183.00             13,593.71            13,603.64
 5/31/2014           17,277.09             15,448.00             13,882.83            13,767.45
 6/30/2014           17,633.99             15,736.00             14,144.22            13,788.34
 7/31/2014           17,390.80             15,425.00             13,972.67            13,745.44
 8/31/2014           18,086.52             15,782.00             14,281.34            13,894.48
 9/30/2014           17,832.89             15,286.00             13,818.22            13,784.16
10/31/2014           18,268.46             15,413.00             13,915.51            13,919.27
11/30/2014           18,759.78             15,678.00             14,148.26            13,993.09
12/31/2014           18,712.52             15,436.00             13,875.25            13,969.13
 1/31/2015           18,150.79             15,268.00             13,658.32            14,234.89
 2/28/2015           19,193.94             15,927.00             14,418.70            14,151.88
 3/31/2015           18,890.40             15,711.00             14,195.29            14,210.38
 4/30/2015           19,071.62             16,011.00             14,607.15            14,193.94
 5/31/2015           19,316.87             16,071.00             14,588.10            14,169.15
 6/30/2015           18,942.93             15,747.00             14,244.66            14,010.92
 7/31/2015           19,339.81             15,795.00             14,368.36            14,092.54
 8/31/2015           18,172.96             14,933.00             13,383.40            14,051.03
 9/30/2015           17,723.30             14,538.00             12,898.53            14,105.91
10/31/2015           19,218.33             15,376.00             13,910.87            14,151.04
11/30/2015           19,275.48             15,328.00             13,796.00            14,099.51
12/31/2015           18,971.47             15,018.00             13,547.20            14,029.03
 1/31/2016           18,030.03             14,355.00             12,730.16            14,183.92
 2/29/2016           18,005.70             14,293.00             12,642.59            14,284.76
 3/31/2016           19,227.18             15,092.00             13,579.51            14,459.70
 4/30/2016           19,301.72             15,300.00             13,779.96            14,558.32
 5/31/2016           19,648.34             15,399.00             13,797.33            14,569.74
 6/30/2016           19,699.25             15,423.00             13,713.80            14,826.03
 7/31/2016           20,425.54             16,000.00             14,304.78            14,948.32
 8/31/2016           20,454.21             16,074.00             14,352.91            14,964.48
 9/30/2016           20,458.08             16,160.00             14,440.85            14,968.10
10/31/2016           20,084.90             15,927.00             14,195.73            14,868.65
11/30/2016           20,828.74             16,123.00             14,303.61            14,534.36
12/31/2016           21,240.45             16,365.00             14,612.60            14,577.54

                                   [END CHART]

                 Data since Fund inception 7/31/08 to 12/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement 2040 Fund to the benchmarks listed above (see page 9 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of May 1, 2016, the MSCI All-Country World Index replaced the S&P 500(R) Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

USAA TARGET RETIREMENT 2050 FUND (THE FUND)
(Ticker Symbol: URFFX)

--------------------------------------------------------------------------------
                                        12/31/16                    12/31/15
--------------------------------------------------------------------------------
Net Assets                           $659.6 Million              $603.3 Million
Net Asset Value Per Share                $12.78                      $12.18

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                    5 YEARS                SINCE INCEPTION 7/31/08
    9.02%                       8.39%                        5.47%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 12/31/15*
--------------------------------------------------------------------------------
                                      0.88%

              (Including acquired fund fees and expenses of 0.84%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

16  | USAA TARGET RETIREMENT FUNDS

================================================================================

                    o CUMULATIVE PERFORMANCE COMPARISON o

                 [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                         USAA TARGET                             BLOOMBERG BARCLAYS
                                          RETIREMENT         MSCI ALL-COUNTRY      U.S. UNIVERSAL
                   S&P 500 INDEX          2050 FUND            WORLD INDEX*            INDEX
 7/31/2008          $10,000.00            $10,000.00            $10,000.00           $10,000.00
 8/31/2008           10,144.65              9,960.00              9,784.46            10,088.31
 9/30/2008            9,240.68              8,970.00              8,561.59             9,899.43
10/31/2008            7,688.73              7,330.00              6,865.11             9,543.42
11/30/2008            7,137.03              6,810.00              6,414.09             9,794.69
12/31/2008            7,212.97              7,180.00              6,646.55            10,168.82
 1/31/2009            6,605.01              6,611.00              6,078.68            10,111.15
 2/28/2009            5,901.73              6,043.00              5,483.51            10,057.39
 3/31/2009            6,418.69              6,550.00              5,935.18            10,208.65
 4/30/2009            7,033.02              7,129.00              6,635.81            10,313.95
 5/31/2009            7,426.40              7,678.00              7,296.99            10,429.56
 6/30/2009            7,441.13              7,617.00              7,256.08            10,509.23
 7/31/2009            8,003.95              8,277.00              7,894.81            10,708.14
 8/31/2009            8,292.93              8,510.00              8,177.17            10,832.66
 9/30/2009            8,602.38              8,937.00              8,552.32            10,979.75
10/31/2009            8,442.58              8,734.00              8,420.15            11,042.98
11/30/2009            8,948.99              9,211.00              8,766.46            11,183.11
12/31/2009            9,121.84              9,466.00              8,948.00            11,043.54
 1/31/2010            8,793.70              9,066.00              8,561.29            11,211.52
 2/28/2010            9,066.10              9,302.00              8,670.35            11,253.87
 3/31/2010            9,613.20              9,877.00              9,228.14            11,268.91
 4/30/2010            9,764.97             10,021.00              9,243.67            11,393.99
 5/31/2010            8,985.23              9,209.00              8,367.32            11,445.52
 6/30/2010            8,514.86              8,880.00              8,109.54            11,622.98
 7/31/2010            9,111.44              9,507.00              8,769.40            11,773.41
 8/31/2010            8,700.11              9,137.00              8,462.83            11,920.77
 9/30/2010            9,476.55             10,083.00              9,272.44            11,958.66
10/31/2010            9,837.13             10,443.00              9,607.56            12,019.67
11/30/2010            9,838.39             10,381.00              9,393.79            11,940.55
12/31/2010           10,495.90             11,047.00             10,081.68            11,834.69
 1/31/2011           10,744.67             11,078.00             10,239.89            11,862.55
 2/28/2011           11,112.77             11,379.00             10,538.07            11,900.44
 3/31/2011           11,117.19             11,504.00             10,527.55            11,914.64
 4/30/2011           11,446.43             11,981.00             10,958.25            12,069.25
 5/31/2011           11,316.86             11,763.00             10,722.70            12,218.57
 6/30/2011           11,128.22             11,576.00             10,553.74            12,179.01
 7/31/2011           10,901.93             11,369.00             10,381.92            12,368.44
 8/31/2011           10,309.72             10,622.00              9,623.53            12,493.80
 9/30/2011            9,584.96              9,647.00              8,714.94            12,529.46
10/31/2011           10,632.53             10,715.00              9,648.69            12,601.05
11/30/2011           10,609.03             10,580.00              9,359.86            12,563.72
12/31/2011           10,717.55             10,465.00              9,340.95            12,710.53
 1/31/2012           11,197.86             11,095.00              9,884.10            12,848.15
 2/29/2012           11,682.08             11,537.00             10,381.40            12,878.23
 3/31/2012           12,066.53             11,694.00             10,450.33            12,819.18
 4/30/2012           11,990.79             11,537.00             10,330.85            12,958.46
 5/31/2012           11,270.13             10,633.00              9,404.61            13,042.32
 6/30/2012           11,734.49             11,064.00              9,869.09            13,075.19
 7/31/2012           11,897.47             11,106.00             10,004.19            13,270.19
 8/31/2012           12,165.43             11,379.00             10,221.72            13,298.05
 9/30/2012           12,479.81             11,757.00             10,543.66            13,337.05
10/31/2012           12,249.38             11,642.00             10,473.39            13,379.39
11/30/2012           12,320.44             11,768.00             10,607.32            13,411.43
12/31/2012           12,432.73             12,032.00             10,847.58            13,413.93
 1/31/2013           13,076.69             12,438.00             11,347.31            13,344.01
 2/28/2013           13,254.20             12,470.00             11,345.54            13,408.08
 3/31/2013           13,751.28             12,684.00             11,552.99            13,423.96
 4/30/2013           14,016.22             12,802.00             11,883.03            13,571.33
 5/31/2013           14,344.08             12,930.00             11,850.43            13,341.23
 6/30/2013           14,151.46             12,588.00             11,504.05            13,106.39
 7/31/2013           14,871.55             13,155.00             12,054.78            13,149.01
 8/31/2013           14,440.84             12,877.00             11,803.62            13,074.07
 9/30/2013           14,893.70             13,444.00             12,413.30            13,204.17
10/31/2013           15,578.33             13,882.00             12,912.22            13,334.82
11/30/2013           16,053.06             14,085.00             13,095.08            13,291.64
12/31/2013           16,459.46             14,296.00             13,321.00            13,233.42
 1/31/2014           15,890.39             13,762.00             12,788.15            13,408.92
 2/28/2014           16,617.28             14,362.00             13,405.91            13,504.47
 3/31/2014           16,756.96             14,418.00             13,465.52            13,491.94
 4/30/2014           16,880.83             14,462.00             13,593.71            13,603.64
 5/31/2014           17,277.09             14,729.00             13,882.83            13,767.45
 6/30/2014           17,633.99             15,029.00             14,144.22            13,788.34
 7/31/2014           17,390.80             14,696.00             13,972.67            13,745.44
 8/31/2014           18,086.52             15,063.00             14,281.34            13,894.48
 9/30/2014           17,832.89             14,551.00             13,818.22            13,784.16
10/31/2014           18,268.46             14,707.00             13,915.51            13,919.27
11/30/2014           18,759.78             14,985.00             14,148.26            13,993.09
12/31/2014           18,712.52             14,727.00             13,875.25            13,969.13
 1/31/2015           18,150.79             14,531.00             13,658.32            14,234.89
 2/28/2015           19,193.94             15,221.00             14,418.70            14,151.88
 3/31/2015           18,890.40             15,002.00             14,195.29            14,210.38
 4/30/2015           19,071.62             15,313.00             14,607.15            14,193.94
 5/31/2015           19,316.87             15,382.00             14,588.10            14,169.15
 6/30/2015           18,942.93             15,060.00             14,244.66            14,010.92
 7/31/2015           19,339.81             15,117.00             14,368.36            14,092.54
 8/31/2015           18,172.96             14,267.00             13,383.40            14,051.03
 9/30/2015           17,723.30             13,876.00             12,898.53            14,105.91
10/31/2015           19,218.33             14,704.00             13,910.87            14,151.04
11/30/2015           19,275.48             14,658.00             13,796.00            14,099.51
12/31/2015           18,971.47             14,361.00             13,547.20            14,029.03
 1/31/2016           18,030.03             13,701.00             12,730.16            14,183.92
 2/29/2016           18,005.70             13,642.00             12,642.59            14,284.76
 3/31/2016           19,227.18             14,420.00             13,579.51            14,459.70
 4/30/2016           19,301.72             14,609.00             13,779.96            14,558.32
 5/31/2016           19,648.34             14,691.00             13,797.33            14,569.74
 6/30/2016           19,699.25             14,715.00             13,713.80            14,826.03
 7/31/2016           20,425.54             15,281.00             14,304.78            14,948.32
 8/31/2016           20,454.21             15,352.00             14,352.91            14,964.48
 9/30/2016           20,458.08             15,422.00             14,440.85            14,968.10
10/31/2016           20,084.90             15,198.00             14,195.73            14,868.65
11/30/2016           20,828.74             15,422.00             14,303.61            14,534.36
12/31/2016           21,240.45             15,657.00             14,612.60            14,577.54

                                   [END CHART]

                 Data since Fund inception 7/31/08 to 12/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement 2050 Fund to the benchmarks listed above (see page 9 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of May 1, 2016, the MSCI All-Country World Index replaced the S&P 500 Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

USAA TARGET RETIREMENT 2060 FUND (THE FUND)
(Ticker Symbol: URSIX)

--------------------------------------------------------------------------------
                                        12/31/16                    12/31/15
--------------------------------------------------------------------------------
Net Assets                            $53.1 Million               $38.0 Million
Net Asset Value Per Share                $11.07                      $10.48

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                                           SINCE INCEPTION 7/12/13
    8.80%                                                     5.34%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/15*
--------------------------------------------------------------------------------
BEFORE REIMBURSEMENT         1.35%        AFTER REIMBURSEMENT          0.94%

              (Including acquired fund fees and expenses of 0.84%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.10% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2017. If the total annual operating expense ratio of the Fund is lower than 0.10%, the Fund will operate at that lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

18  | USAA TARGET RETIREMENT FUNDS

================================================================================

                    o CUMULATIVE PERFORMANCE COMPARISON o

                 [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                               USAA TARGET       BLOOMBERG BARCLAYS
                                       MSCI ALL-COUNTRY         RETIREMENT         U.S. UNIVERSAL
                   S&P 500 INDEX          WORLD INDEX*           2060 FUND              INDEX
 7/31/2013          $10,000.00            $10,000.00            $10,060.00           $10,000.00
 8/31/2013            9,710.38              9,791.66              9,830.00             9,943.01
 9/30/2013           10,014.90             10,297.41             10,290.00            10,041.95
10/31/2013           10,475.26             10,711.29             10,640.00            10,141.31
11/30/2013           10,794.48             10,862.98             10,800.00            10,108.47
12/31/2013           11,067.76             11,050.39             10,969.00            10,064.19
 1/31/2014           10,685.10             10,608.37             10,535.00            10,197.67
 2/28/2014           11,173.88             11,120.83             11,010.00            10,270.33
 3/31/2014           11,267.80             11,170.28             11,060.00            10,260.80
 4/30/2014           11,351.09             11,276.62             11,081.00            10,345.76
 5/31/2014           11,617.55             11,516.46             11,293.00            10,470.33
 6/30/2014           11,857.54             11,733.29             11,515.00            10,486.22
 7/31/2014           11,694.01             11,590.98             11,242.00            10,453.59
 8/31/2014           12,161.83             11,847.04             11,526.00            10,566.94
 9/30/2014           11,991.28             11,462.86             11,141.00            10,483.04
10/31/2014           12,284.17             11,543.56             11,273.00            10,585.79
11/30/2014           12,614.55             11,736.64             11,485.00            10,641.94
12/31/2014           12,582.77             11,510.17             11,288.00            10,623.72
 1/31/2015           12,205.04             11,330.21             11,123.00            10,825.83
 2/28/2015           12,906.49             11,960.98             11,671.00            10,762.70
 3/31/2015           12,702.38             11,775.65             11,505.00            10,807.19
 4/30/2015           12,824.23             12,117.31             11,743.00            10,794.69
 5/31/2015           12,989.14             12,101.50             11,794.00            10,775.83
 6/30/2015           12,737.70             11,816.61             11,557.00            10,655.49
 7/31/2015           13,004.57             11,919.23             11,598.00            10,717.57
 8/31/2015           12,219.95             11,102.15             10,927.00            10,686.00
 9/30/2015           11,917.59             10,699.93             10,638.00            10,727.74
10/31/2015           12,922.89             11,539.72             11,268.00            10,762.06
11/30/2015           12,961.32             11,444.43             11,237.00            10,722.87
12/31/2015           12,756.89             11,238.04             11,010.00            10,669.27
 1/31/2016           12,123.85             10,560.26             10,505.00            10,787.06
 2/29/2016           12,107.49             10,487.62             10,453.00            10,863.75
 3/31/2016           12,928.84             11,264.83             11,052.00            10,996.80
 4/30/2016           12,978.96             11,431.12             11,199.00            11,071.80
 5/31/2016           13,212.03             11,445.52             11,262.00            11,080.49
 6/30/2016           13,246.27             11,376.24             11,293.00            11,275.40
 7/31/2016           13,734.64             11,866.48             11,714.00            11,368.40
 8/31/2016           13,753.93             11,906.41             11,766.00            11,380.69
 9/30/2016           13,756.53             11,979.35             11,819.00            11,383.45
10/31/2016           13,505.59             11,776.02             11,651.00            11,307.81
11/30/2016           14,005.77             11,865.51             11,808.00            11,053.58
12/31/2016           14,282.61             12,121.83             11,979.00            11,086.42

                                   [END CHART]

                        Data from 7/31/13 to 12/31/16.**

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement 2060 Fund to the benchmarks listed above (see page 9 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of May 1, 2016, the MSCI All-Country World Index replaced the S&P 500 Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

**The performance of the S&P 500 Index, MSCI All-Country World Index, and the Bloomberg Barclays U.S. Universal Index is calculated from the end of the month, July 31, 2013, while the inception date of the Fund is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  19

================================================================================

                        o TARGET RETIREMENT INCOME FUND o

                           ASSET ALLOCATION - 12/31/16

INVESTMENT                                                            ALLOCATION
--------------------------------------------------------------------------------
USAA FUND:
Aggressive Growth ........................................................  0.6%
Emerging Markets .........................................................  1.5%
Flexible Income ..........................................................  0.5%
Global Managed Volatility ................................................  5.1%
Growth ...................................................................  2.2%
Income Stock .............................................................  2.7%
International ............................................................  6.0%
Precious Metals and Minerals .............................................  0.2%
Real Return ..............................................................  3.5%
S&P 500 Index ............................................................  4.5%
Small Cap Stock ..........................................................  0.3%
Target Managed Allocation ................................................  3.0%
Total Return Strategy ....................................................  0.1%
Value ....................................................................  4.1%
  TOTAL EQUITY & ALTERNATIVE ............................................. 34.3%
Government Securities .................................................... 13.1%
High Income ..............................................................  6.9%
Income ................................................................... 13.0%
Intermediate-Term Bond ...................................................  6.4%
Short-Term Bond .......................................................... 25.7%
  TOTAL FIXED-INCOME ..................................................... 65.1%
Ultra Short-Term Bond ....................................................  0.3%
  TOTAL ULTRA SHORT ......................................................  0.3%
Money Market Instruments .................................................  0.4%
  TOTAL MONEY MARKET INSTRUMENTS .........................................  0.4%

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

20  | USAA TARGET RETIREMENT FUNDS

================================================================================

                         o TARGET RETIREMENT 2020 FUND o

                           ASSET ALLOCATION - 12/31/16

INVESTMENT                                                            ALLOCATION
--------------------------------------------------------------------------------
USAA FUND:
Aggressive Growth ........................................................  2.1%
Emerging Markets .........................................................  1.8%
Flexible Income ..........................................................  0.5%
Global Managed Volatility ................................................  5.8%
Growth ...................................................................  3.6%
Income Stock .............................................................  4.5%
International ............................................................ 10.3%
Precious Metals and Minerals .............................................  0.1%
Real Return ..............................................................  2.0%
S&P 500 Index ............................................................  7.3%
Small Cap Stock ..........................................................  1.7%
Target Managed Allocation ................................................  6.1%
Total Return Strategy ....................................................  0.3%
Value ....................................................................  7.4%
  TOTAL EQUITY & ALTERNATIVE ............................................. 53.5%
Government Securities ....................................................  7.4%
High Income ..............................................................  6.3%
Income ...................................................................  9.9%
Intermediate-Term Bond ...................................................  8.1%
Short-Term Bond .......................................................... 14.1%
  TOTAL FIXED-INCOME ..................................................... 45.8%
Ultra Short-Term Bond ....................................................  0.3%
  TOTAL ULTRA SHORT ......................................................  0.3%
Money Market Instrument ..................................................  0.3%
  TOTAL MONEY MARKET INSTRUMENTS .........................................  0.3%

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  21

================================================================================

                         o TARGET RETIREMENT 2030 FUND o

                           ASSET ALLOCATION - 12/31/16

INVESTMENT                                                            ALLOCATION
--------------------------------------------------------------------------------
USAA FUND:
Aggressive Growth ........................................................  2.8%
Emerging Markets .........................................................  2.7%
Flexible Income ..........................................................  0.5%
Global Managed Volatility ................................................  7.5%
Growth ...................................................................  4.8%
Income Stock .............................................................  6.1%
International ............................................................ 13.9%
Precious Metals and Minerals .............................................  0.3%
Real Return ..............................................................  1.2%
S&P 500 Index ............................................................ 10.1%
Small Cap Stock ..........................................................  3.1%
Target Managed Allocation ................................................ 10.7%
Total Return Strategy ....................................................  0.5%
Value ....................................................................  9.7%
  TOTAL EQUITY & ALTERNATIVE ............................................. 73.9%
Government Securities ....................................................  1.5%
High Income ..............................................................  5.9%
Income ...................................................................  6.7%
Intermediate-Term Bond ...................................................  9.2%
Short-Term Bond ..........................................................  2.1%
  TOTAL FIXED-INCOME ..................................................... 25.4%
Ultra Short-Term Bond Fund ...............................................  0.4%
  TOTAL ULTRA SHORT ......................................................  0.4%
Money Market Instruments .................................................  0.3%
  TOTAL MONEY MARKET INSTRUMENTS .........................................  0.3%

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

22  | USAA TARGET RETIREMENT FUNDS

================================================================================

                         o TARGET RETIREMENT 2040 FUND o

                           ASSET ALLOCATION - 12/31/16

INVESTMENT                                                            ALLOCATION
--------------------------------------------------------------------------------
USAA FUND:
Aggressive Growth ........................................................  3.1%
Emerging Markets .........................................................  3.1%
Flexible Income ..........................................................  0.3%
Global Managed Volatility ................................................  8.5%
Growth ...................................................................  5.6%
Income Stock .............................................................  7.0%
International ............................................................ 16.8%
Precious Metals and Minerals .............................................  0.2%
Real Return ..............................................................  0.5%
S&P 500 Index ............................................................ 11.1%
Small Cap Stock ..........................................................  4.3%
Target Managed Allocation ................................................ 13.8%
Total Return Strategy ....................................................  0.3%
Value .................................................................... 11.2%
  TOTAL EQUITY & ALTERNATIVE ............................................. 85.8%
High Income ..............................................................  4.2%
Income ...................................................................  3.5%
Intermediate-Term Bond ...................................................  5.7%
Short-Term Bond ..........................................................    -*
  TOTAL FIXED-INCOME ..................................................... 13.4%
Ultra Short-Term Bond ....................................................  0.5%
  TOTAL ULTRA SHORT ......................................................  0.5%
Money Market Instrument ..................................................  0.3%
  TOTAL MONEY MARKET INSTRUMENTS .........................................  0.3%

Percentages are of the net assets of the Fund and may not equal 100%.

* Represents less than 0.1%

================================================================================

                                                       INVESTMENT OVERVIEW |  23

================================================================================

                         o TARGET RETIREMENT 2050 FUND o

                           ASSET ALLOCATION - 12/31/16

INVESTMENT                                                            ALLOCATION
--------------------------------------------------------------------------------
USAA FUND:
Aggressive Growth ........................................................  3.4%
Emerging Markets .........................................................  3.6%
Flexible Income ..........................................................  0.1%
Global Managed Volatility ................................................  8.5%
Growth ...................................................................  5.7%
Income Stock .............................................................  7.1%
International ............................................................ 17.8%
Precious Metals and Minerals .............................................  0.1%
Real Return ..............................................................  0.4%
S&P 500 Index ............................................................ 12.3%
Small Cap Stock ..........................................................  5.0%
Target Managed Allocation ................................................ 15.0%
Total Return Strategy ....................................................  0.4%
Value .................................................................... 11.7%
  TOTAL EQUITY & ALTERNATIVE ............................................. 91.1%
High Income ..............................................................  3.4%
Income ...................................................................  1.9%
Intermediate-Term Bond ...................................................  2.9%
  TOTAL FIXED-INCOME .....................................................  8.2%
Ultra Short-Term Bond ....................................................  0.2%
  TOTAL ULTRA SHORT ......................................................  0.2%
Money Market Instrument ..................................................  0.5%
  TOTAL MONEY MARKET INSTRUMENTS .........................................  0.5%

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

24  | USAA TARGET RETIREMENT FUNDS

================================================================================

                         o TARGET RETIREMENT 2060 FUND o

                           ASSET ALLOCATION - 12/31/16

INVESTMENT                                                            ALLOCATION
--------------------------------------------------------------------------------
USAA FUND:
Aggressive Growth ........................................................  3.5%
Emerging Markets .........................................................  4.0%
Flexible Income ..........................................................  0.2%
Global Managed Volatility ................................................ 11.8%
Growth ...................................................................  5.7%
Income Stock .............................................................  7.2%
International ............................................................ 16.0%
Precious Metals and Minerals .............................................  0.2%
Real Return ..............................................................  0.3%
S&P 500 Index ............................................................ 12.0%
Small Cap Stock ..........................................................  3.8%
Target Managed Allocation ................................................ 16.7%
Total Return Strategy ....................................................  0.3%
Value .................................................................... 11.1%
  TOTAL EQUITY & ALTERNATIVE ............................................. 92.8%
High Income ..............................................................  2.8%
Income ...................................................................  1.3%
Intermediate-Term Bond ...................................................  1.9%
Short-Term Bond ..........................................................    -*
  TOTAL FIXED-INCOME .....................................................  6.0%
Ultra Short-Term Bond ....................................................  0.4%
  TOTAL ULTRA SHORT ......................................................  0.4%
Money Market Instrument ..................................................  0.7%
  TOTAL MONEY MARKET INSTRUMENTS .........................................  0.7%

Percentages are of the net assets of the Fund and may not equal 100%.

* Represents less than 0.1%

================================================================================

                                                       INVESTMENT OVERVIEW |  25

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the applicable Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2016:

                 DIVIDEND             QUALIFIED
                 RECEIVED             DIVIDEND            LONG-TERM
                DEDUCTION              INCOME              CAPITAL           FOREIGN       FOREIGN     QUALIFIED
                (CORPORATE         (NON-CORPORATE           GAIN              TAXES         SOURCE     INTEREST
FUND          SHAREHOLDERS)(1)     SHAREHOLDERS)(1)     DISTRIBUTIONS(2)      PAID(3)       INCOME      INCOME
---------------------------------------------------------------------------------------------------------------
Target Income     12.02%                17.60%            $2,707,000         $ 49,000     $  402,000    $ 5,000
Target 2020       16.28%                23.66%            $3,879,000         $140,000     $1,464,000    $ 9,000
Target 2030       17.85%                26.21%            $3,315,000         $371,000     $4,955,000    $15,000
Target 2040       19.93%                29.72%            $2,086,000         $479,000     $7,187,000    $15,000
Target 2050       22.60%                34.03%            $3,107,000         $283,000     $3,887,000    $12,000
Target 2060       26.68%                39.93%            $  162,000         $ 21,000     $  257,000    $ 2,000
---------------------------------------------------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid if any.

(2)Pursuant to Section 852 of the Internal Revenue Code.

(3)The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

================================================================================

26  | USAA TARGET RETIREMENT FUNDS

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TARGET RETIREMENT INCOME FUND, USAA TARGET RETIREMENT 2020 FUND, USAA TARGET RETIREMENT 2030 FUND, USAA TARGET RETIREMENT 2040 FUND, USAA TARGET RETIREMENT 2050 FUND, AND USAA TARGET RETIREMENT 2060 FUND:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the USAA Target Retirement Income Fund, the USAA Target Retirement 2020 Fund, the USAA Target Retirement 2030 Fund, the USAA Target Retirement 2040 Fund, the USAA Target Retirement 2050 Fund, and the USAA Target Retirement 2060 Fund (six of the portfolios constituting the USAA Mutual Funds Trust) (the "Funds") as of December 31, 2016, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Target Retirement Income Fund, the USAA Target Retirement 2020 Fund, the USAA Target Retirement 2030 Fund, the USAA Target Retirement 2040 Fund, the USAA Target Retirement 2050 Fund, and the USAA Target Retirement 2060 Fund at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
February 21, 2017

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  27

================================================================================

PORTFOLIOS OF INVESTMENTS

USAA TARGET RETIREMENT INCOME FUND
December 31, 2016

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             EQUITY & ALTERNATIVE FUNDS (34.3%)
    46,251   USAA Aggressive Growth Fund                                                        $  1,716
   321,752   USAA Emerging Markets Fund                                                            4,855
   182,665   USAA Flexible Income Fund                                                             1,638
 1,782,468   USAA Global Managed Volatility Fund                                                  16,256
   285,946   USAA Growth Fund                                                                      6,948
   463,143   USAA Income Stock Fund                                                                8,554
   718,175   USAA International Fund                                                              19,175
    53,003   USAA Precious Metals and Minerals Fund                                                  648
 1,123,356   USAA Real Return Fund                                                                11,088
   450,159   USAA S&P 500 Index Fund                                                              14,324
    56,271   USAA Small Cap Stock Fund                                                             1,004
   921,994   USAA Target Managed Allocation Fund                                                   9,331
    46,408   USAA Total Return Strategy Fund                                                         375
   648,094   USAA Value Fund                                                                      13,091
                                                                                                --------
             Total Equity & Alternative Funds (cost: $85,869)                                    109,003
                                                                                                --------

             FIXED-INCOME FUNDS (65.1%)
 4,247,776   USAA Government Securities Fund                                                      41,586
 2,720,233   USAA High Income Fund                                                                21,952
 3,223,020   USAA Income Fund                                                                     41,480
 1,949,126   USAA Intermediate-Term Bond Fund                                                     20,329
 8,959,289   USAA Short-Term Bond Fund                                                            81,709
                                                                                                --------
             Total Fixed-Income Funds (cost: $202,056)                                           207,056
                                                                                                --------

             ULTRA-SHORT FUNDS (0.3%)
    82,666   USAA Ultra Short-Term Bond Fund (cost: $832)                                            825
                                                                                                --------

             MONEY MARKET INSTRUMENTS (0.4%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.4%)
 1,183,683   State Street Institutional Treasury Money Market Fund Premier Class,
               0.40%(a) (cost: $1,184)                                                             1,184
                                                                                                --------

             TOTAL INVESTMENTS (COST: $289,941)                                                 $318,068
                                                                                                ========

================================================================================

28  | USAA TARGET RETIREMENT FUNDS

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1           LEVEL 2         LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Equity & Alternative Funds                     $109,003                $-              $-       $109,003
Fixed-Income Funds                              207,056                 -               -        207,056
Ultra-Short Funds                                   825                 -               -            825

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                            1,184                 -               -          1,184
--------------------------------------------------------------------------------------------------------
Total                                          $318,068                $-              $-       $318,068
--------------------------------------------------------------------------------------------------------

For the period of January 1, 2016, through December 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                 PORTFOLIOS OF INVESTMENTS |  29

================================================================================

USAA TARGET RETIREMENT 2020 FUND
December 31, 2016

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             EQUITY & ALTERNATIVE FUNDS (53.5%)
   321,457   USAA Aggressive Growth Fund                                                        $ 11,926
   701,194   USAA Emerging Markets Fund                                                           10,581
   308,898   USAA Flexible Income Fund                                                             2,771
 3,630,215   USAA Global Managed Volatility Fund                                                  33,107
   835,168   USAA Growth Fund                                                                     20,294
 1,390,504   USAA Income Stock Fund                                                               25,683
 2,207,977   USAA International Fund                                                              58,953
    68,826   USAA Precious Metals and Minerals Fund                                                  841
 1,183,650   USAA Real Return Fund                                                                11,683
 1,311,461   USAA S&P 500 Index Fund                                                              41,731
   541,197   USAA Small Cap Stock Fund                                                             9,655
 3,425,408   USAA Target Managed Allocation Fund                                                  34,665
   201,675   USAA Total Return Strategy Fund                                                       1,627
 2,084,048   USAA Value Fund                                                                      42,098
                                                                                                --------
             Total Equity & Alternative Funds (cost: $237,092)                                   305,615
                                                                                                --------

             FIXED-INCOME FUNDS (45.8%)
 4,311,908   USAA Government Securities Fund                                                      42,214
 4,411,568   USAA High Income Fund                                                                35,601
 4,400,771   USAA Income Fund                                                                     56,638
 4,423,973   USAA Intermediate-Term Bond Fund                                                     46,142
 8,851,570   USAA Short-Term Bond Fund                                                            80,726
                                                                                                --------
             Total Fixed-Income Funds (cost: $247,357)                                           261,321
                                                                                                --------

             ULTRA-SHORT FUNDS (0.3%)
   143,835   USAA Ultra Short-Term Bond Fund (cost: $1,449)                                        1,436
                                                                                                --------

             MONEY MARKET INSTRUMENTS (0.3%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.3%)
 1,895,204   State Street Institutional Treasury Money Market Fund Premier Class,
               0.40%(a) (cost: $1,895)                                                             1,895
                                                                                                --------

             TOTAL INVESTMENTS (COST: $487,793)                                                 $570,267
                                                                                                ========

================================================================================

30  | USAA TARGET RETIREMENT FUNDS

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1           LEVEL 2         LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Equity & Alternative Funds                     $305,615                $-              $-       $305,615
Fixed-Income Funds                              261,321                 -               -        261,321
Ultra-Short Funds                                 1,436                 -               -          1,436

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                            1,895                 -               -          1,895
--------------------------------------------------------------------------------------------------------
Total                                          $570,267                $-              $-       $570,267
--------------------------------------------------------------------------------------------------------

For the period of January 1, 2016, through December 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                 PORTFOLIOS OF INVESTMENTS |  31

================================================================================

USAA TARGET RETIREMENT 2030 FUND
December 31, 2016

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             EQUITY & ALTERNATIVE FUNDS (73.9%)
   823,329   USAA Aggressive Growth Fund                                                      $   30,545
 1,982,864   USAA Emerging Markets Fund                                                           29,921
   622,982   USAA Flexible Income Fund                                                             5,588
 9,011,252   USAA Global Managed Volatility Fund                                                  82,183
 2,161,497   USAA Growth Fund                                                                     52,524
 3,604,909   USAA Income Stock Fund                                                               66,583
 5,729,384   USAA International Fund                                                             152,975
   220,471   USAA Precious Metals and Minerals Fund                                                2,694
 1,384,363   USAA Real Return Fund                                                                13,664
 3,484,187   USAA S&P 500 Index Fund                                                             110,867
 1,913,248   USAA Small Cap Stock Fund                                                            34,132
11,657,973   USAA Target Managed Allocation Fund                                                 117,979
   663,634   USAA Total Return Strategy Fund                                                       5,356
 5,291,952   USAA Value Fund                                                                     106,897
                                                                                              ----------
             Total Equity & Alternative Funds (cost: $645,985)                                   811,908
                                                                                              ----------

             FIXED-INCOME FUNDS (25.4%)
 1,669,698   USAA Government Securities Fund                                                      16,346
 8,033,681   USAA High Income Fund                                                                64,832
 5,709,496   USAA Income Fund                                                                     73,481
 9,724,709   USAA Intermediate-Term Bond Fund                                                    101,429
 2,472,755   USAA Short-Term Bond Fund                                                            22,551
                                                                                              ----------
             Total Fixed-Income Funds (cost: $261,574)                                           278,639
                                                                                              ----------

             ULTRA-SHORT FUNDS (0.4%)
   464,994   USAA Ultra Short-Term Bond Fund (cost: $4,691)                                        4,641
                                                                                              ----------

             MONEY MARKET INSTRUMENTS (0.3%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.3%)
 3,113,309   State Street Institutional Treasury Money Market Fund Premier Class,
               0.40%(a) (cost: $3,113)                                                             3,113
                                                                                              ----------

             TOTAL INVESTMENTS (COST: $915,363)                                               $1,098,301
                                                                                              ==========

================================================================================

32  | USAA TARGET RETIREMENT FUNDS

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1           LEVEL 2         LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Equity & Alternative Funds                   $  811,908                $-               $-     $ 811,908
Fixed-Income Funds                              278,639                 -                -       278,639
Ultra-Short Funds                                 4,641                 -                -         4,641

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                            3,113                 -                -         3,113
--------------------------------------------------------------------------------------------------------
Total                                        $1,098,301                $-               $-    $1,098,301
--------------------------------------------------------------------------------------------------------

For the period of January 1, 2016, through December 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                 PORTFOLIOS OF INVESTMENTS |  33

================================================================================

USAA TARGET RETIREMENT 2040 FUND
December 31, 2016

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             EQUITY & ALTERNATIVE FUNDS (85.8%)
   988,057   USAA Aggressive Growth Fund                                                      $   36,657
 2,456,584   USAA Emerging Markets Fund                                                           37,070
   384,665   USAA Flexible Income Fund                                                             3,450
11,130,499   USAA Global Managed Volatility Fund                                                 101,510
 2,757,773   USAA Growth Fund                                                                     67,014
 4,505,258   USAA Income Stock Fund                                                               83,212
 7,516,457   USAA International Fund                                                             200,689
   205,363   USAA Precious Metals and Minerals Fund                                                2,510
   618,672   USAA Real Return Fund                                                                 6,106
 4,157,742   USAA S&P 500 Index Fund                                                             132,299
 2,918,642   USAA Small Cap Stock Fund                                                            52,069
16,323,025   USAA Target Managed Allocation Fund                                                 165,189
   491,077   USAA Total Return Strategy Fund                                                       3,963
 6,633,352   USAA Value Fund                                                                     133,994
                                                                                              ----------
             Total Equity & Alternative Funds (cost: $809,181)                                 1,025,732
                                                                                              ----------

             FIXED-INCOME FUNDS (13.4%)
 6,304,782   USAA High Income Fund                                                                50,879
 3,239,731   USAA Income Fund                                                                     41,695
 6,493,945   USAA Intermediate-Term Bond Fund                                                     67,732
    53,737   USAA Short-Term Bond Fund                                                               490
                                                                                              ----------
             Total Fixed-Income Funds (cost: $156,394)                                           160,796
                                                                                              ----------

             ULTRA-SHORT FUNDS (0.5%)
   581,561   USAA Ultra Short-Term Bond Fund (cost: $5,864)                                        5,804
                                                                                              ----------

             MONEY MARKET INSTRUMENTS (0.3%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.3%)
 3,540,585   State Street Institutional Treasury Money Market Fund Premier Class,
               0.40%(a) (cost: $3,541)                                                             3,541
                                                                                              ----------

             TOTAL INVESTMENTS (COST: $974,980)                                               $1,195,873
                                                                                              ==========

================================================================================

34  | USAA TARGET RETIREMENT FUNDS

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1           LEVEL 2         LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Equity & Alternative Funds                   $1,025,732                $-              $-     $1,025,732
Fixed-Income Funds                              160,796                 -               -        160,796
Ultra-Short Funds                                 5,804                 -               -          5,804

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                            3,541                 -               -          3,541
--------------------------------------------------------------------------------------------------------
Total                                        $1,195,873                $-              $-     $1,195,873
--------------------------------------------------------------------------------------------------------

For the period of January 1, 2016, through December 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                 PORTFOLIOS OF INVESTMENTS |  35

================================================================================

USAA TARGET RETIREMENT 2050 FUND
December 31, 2016

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             EQUITY & ALTERNATIVE FUNDS (91.1%)
   604,825   USAA Aggressive Growth Fund                                                        $ 22,439
 1,553,457   USAA Emerging Markets Fund                                                           23,442
    96,575   USAA Flexible Income Fund                                                               866
 6,162,225   USAA Global Managed Volatility Fund                                                  56,199
 1,545,763   USAA Growth Fund                                                                     37,562
 2,530,509   USAA Income Stock Fund                                                               46,738
 4,392,839   USAA International Fund                                                             117,289
    74,472   USAA Precious Metals and Minerals Fund                                                  910
   283,755   USAA Real Return Fund                                                                 2,801
 2,539,914   USAA S&P 500 Index Fund                                                              80,820
 1,838,560   USAA Small Cap Stock Fund                                                            32,800
 9,773,468   USAA Target Managed Allocation Fund                                                  98,908
   294,611   USAA Total Return Strategy Fund                                                       2,378
 3,835,270   USAA Value Fund                                                                      77,472
                                                                                                --------
             Total Equity & Alternative Funds (cost: $485,530)                                   600,624
                                                                                                --------

             FIXED-INCOME FUNDS (8.2%)
 2,805,962   USAA High Income Fund                                                                22,644
   954,906   USAA Income Fund                                                                     12,290
 1,801,626   USAA Intermediate-Term Bond Fund                                                     18,791
                                                                                                --------
             Total Fixed-Income Funds (cost: $53,912)                                             53,725
                                                                                                --------

             ULTRA-SHORT FUNDS (0.2%)
   161,188   USAA Ultra Short-Term Bond Fund (cost: $1,626)                                        1,608
                                                                                                --------

             MONEY MARKET INSTRUMENTS (0.5%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.5%)
 3,584,893   State Street Institutional Treasury Money Market Fund Premier Class,
               0.40%(a) (cost: $3,585)                                                             3,585
                                                                                                --------

             TOTAL INVESTMENTS (COST: $544,653)                                                 $659,542
                                                                                                ========

================================================================================

36  | USAA TARGET RETIREMENT FUNDS

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1           LEVEL 2         LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Equity & Alternative Funds                     $600,624                $-              $-       $600,624
Fixed-Income Funds                               53,725                 -               -         53,725
Ultra-Short Funds                                 1,608                 -               -          1,608

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                            3,585                 -               -          3,585
--------------------------------------------------------------------------------------------------------
Total                                          $659,542                $-              $-       $659,542
--------------------------------------------------------------------------------------------------------

For the period of January 1, 2016, through December 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                 PORTFOLIOS OF INVESTMENTS |  37

================================================================================

USAA TARGET RETIREMENT 2060 FUND
December 31, 2016

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             EQUITY & ALTERNATIVE FUNDS (92.8%)
    50,185   USAA Aggressive Growth Fund                                                        $  1,862
   139,489   USAA Emerging Markets Fund                                                            2,105
    10,916   USAA Flexible Income Fund                                                                98
   685,204   USAA Global Managed Volatility Fund                                                   6,249
   125,488   USAA Growth Fund                                                                      3,049
   208,567   USAA Income Stock Fund                                                                3,852
   318,204   USAA International Fund                                                               8,496
     8,119   USAA Precious Metals and Minerals Fund                                                   99
    15,682   USAA Real Return Fund                                                                   155
   201,142   USAA S&P 500 Index Fund                                                               6,400
   113,281   USAA Small Cap Stock Fund                                                             2,021
   877,400   USAA Target Managed Allocation Fund                                                   8,879
    20,779   USAA Total Return Strategy Fund                                                         168
   292,201   USAA Value Fund                                                                       5,903
                                                                                                 -------
             Total Equity & Alternative Funds (cost: $47,874)                                     49,336
                                                                                                 -------

             FIXED-INCOME FUNDS (6.0%)
   181,956   USAA High Income Fund                                                                 1,468
    54,351   USAA Income Fund                                                                        700
    96,177   USAA Intermediate-Term Bond Fund                                                      1,003
       415   USAA Short-Term Bond Fund                                                                 4
                                                                                                 -------
             Total Fixed-Income Funds (cost: $3,151)                                               3,175
                                                                                                 -------

             ULTRA-SHORT FUNDS (0.4%)
    22,213   USAA Ultra Short-Term Bond Fund (cost: $224)                                            222
                                                                                                 -------

             MONEY MARKET INSTRUMENTS (0.7%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.7%)
   347,282   State Street Institutional Treasury Money Market Fund Premier Class,
               0.40%(a) (cost: $347)                                                                 347
                                                                                                 -------

             TOTAL INVESTMENTS (COST: $51,596)                                                   $53,080
                                                                                                 =======

================================================================================

38  | USAA TARGET RETIREMENT FUNDS

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1           LEVEL 2         LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Equity & Alternative Funds                      $49,336                $-              $-        $49,336
Fixed-Income Funds                                3,175                 -               -          3,175
Ultra-Short Funds                                   222                 -               -            222

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                              347                 -               -            347
--------------------------------------------------------------------------------------------------------
Total                                           $53,080                $-              $-        $53,080
--------------------------------------------------------------------------------------------------------

For the period of January 1, 2016, through December 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                 PORTFOLIOS OF INVESTMENTS |  39

================================================================================

NOTES TO PORTFOLIOS OF INVESTMENTS

December 31, 2016

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

   The underlying funds in which the Funds invest are managed by USAA Asset Management Company, an affiliate of the Funds. The USAA Target Retirement Funds invest in the Reward Shares of the USAA S&P 500 Index Fund and the Institutional Shares of the other USAA mutual funds.

o  SPECIFIC NOTES

   (a) Rate represents the money market fund annualized seven-day yield at December 31, 2016.

See accompanying notes to financial statements.

================================================================================

40  | USAA TARGET RETIREMENT FUNDS

================================================================================

(This page has been intentionally left blank)

================================================================================

================================================================================

STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2016

                                                                                  USAA TARGET RETIREMENT
--------------------------------------------------------------------------------------------------------
                                                                                             INCOME FUND
--------------------------------------------------------------------------------------------------------
ASSETS
   Investments in affiliated underlying funds, at value (cost of $288,757,
      $485,898, $912,250, $971,439, $541,068, and $51,249, respectively)                        $316,884
   Investments in other securities, at value (cost of $1,184, $1,895, $3,113,
      $3,541, $3,585, $347, respectively)                                                          1,184
   Receivables:
      Capital shares sold                                                                             51
      USAA Asset Management Company (Note 5C)                                                          -
      USAA Transfer Agency Company (Note 5D)                                                           -
      Dividends from affiliated underlying funds                                                     323
      Interest                                                                                         -
                                                                                                --------
         Total assets                                                                            318,442
                                                                                                --------
LIABILITIES
   Payables:
      Securities purchased                                                                           323
      Capital shares redeemed                                                                        217
   Other accrued expenses and payables                                                                46
                                                                                                --------
         Total liabilities                                                                           586
                                                                                                --------
            Net assets applicable to capital shares outstanding                                 $317,856
                                                                                                ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                              $290,820
   Accumulated undistributed net investment income                                                    39
   Accumulated net realized gain (loss) on investments                                            (1,130)
   Net unrealized appreciation of investments                                                     28,127
                                                                                                ========
            Net assets applicable to capital shares outstanding                                 $317,856
                                                                                                ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                                27,860
                                                                                                ========
   Net asset value, redemption price, and offering price per share                              $  11.41
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

42  | USAA TARGET RETIREMENT FUNDS

================================================================================

                                         USAA TARGET RETIREMENT
--------------------------------------------------------------------------------------------------------
2020 FUND                 2030 FUND                2040 FUND             2050 FUND             2060 FUND
--------------------------------------------------------------------------------------------------------
 $568,372                $1,095,188               $1,192,332              $655,957               $52,733

    1,895                     3,113                    3,541                 3,585                   347

      973                       510                      628                   419                    91
        -                         -                        -                     -                    45
        -                         -                        3                     -                     -
      439                       569                      424                   170                    15
        1                         1                        1                     1                     -
 -------------------------------------------------------------------------------------------------------
  571,680                 1,099,381                1,196,929               660,132                53,231
 -------------------------------------------------------------------------------------------------------

      439                       569                      424                   170                    15
      391                       313                      521                   262                    32
       54                        59                       58                    58                    42
 -------------------------------------------------------------------------------------------------------
      884                       941                    1,003                   490                    89
 -------------------------------------------------------------------------------------------------------
 $570,796                $1,098,440               $1,195,926              $659,642               $53,142
 =======================================================================================================

 $489,874                $  911,829               $  974,119              $544,402               $51,340
      461                     1,239                      194                   690                    11
   (2,013)                    2,434                      720                  (339)                  307
   82,474                   182,938                  220,893               114,889                 1,484
 =======================================================================================================
 $570,796                $1,098,440               $1,195,926              $659,642               $53,142
 =======================================================================================================

   46,480                    85,203                   93,294                51,623                 4,798
 =======================================================================================================
 $  12.28                $    12.89               $    12.82              $  12.78               $ 11.07
 =======================================================================================================

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENTS OF OPERATIONS
(IN THOUSANDS)

Year ended December 31, 2016

                                                                                  USAA TARGET RETIREMENT
--------------------------------------------------------------------------------------------------------
                                                                                             INCOME FUND
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income distributions from affiliated underlying funds                                         $ 8,035
   Interest                                                                                            6
                                                                                                 -------
      Total income                                                                                 8,041
                                                                                                 -------
EXPENSES
   Custody and accounting fees                                                                        45
   Postage                                                                                            15
   Shareholder reporting fees                                                                         10
   Trustees' fees                                                                                     30
   Registration fees                                                                                  32
   Professional fees                                                                                  76
   Other                                                                                              15
                                                                                                 -------
         Total expenses                                                                              223
                                                                                                 -------
   Expenses reimbursed                                                                                 -
                                                                                                 -------
         Net expenses                                                                                  -
                                                                                                 -------
NET INVESTMENT INCOME                                                                              7,818
                                                                                                 -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on:
   Sales of affiliated underlying funds                                                              411
   Capital gain distributions from affiliated underlying funds                                       846
   Change in net unrealized appreciation/(depreciation) of affiliated
      underlying funds                                                                            10,938
                                                                                                 -------
         Net realized and unrealized gain                                                         12,195
                                                                                                 -------
   Increase in net assets resulting from operations                                              $20,013
                                                                                                 =======

See accompanying notes to financial statements.

================================================================================

44  | USAA TARGET RETIREMENT FUNDS

================================================================================

                                         USAA TARGET RETIREMENT
--------------------------------------------------------------------------------------------------------
2020 FUND               2030 FUND                2040 FUND               2050 FUND             2060 FUND
--------------------------------------------------------------------------------------------------------

  $13,495                 $24,228                 $ 23,120                 $11,905                $  902
       10                      15                       15                      12                     2
--------------------------------------------------------------------------------------------------------
   13,505                  24,243                   23,135                  11,917                   904
--------------------------------------------------------------------------------------------------------

       46                      49                       49                      46                    42
       26                      56                       68                      46                     8
       15                      30                       37                      24                     4
       30                      30                       30                      30                    30
       30                      37                       38                      36                    27
       83                      98                      100                      84                    66
       18                      21                       21                      18                    14
--------------------------------------------------------------------------------------------------------
      248                     321                      343                     284                   191
--------------------------------------------------------------------------------------------------------
        -                       -                        -                       -                  (144)
--------------------------------------------------------------------------------------------------------
        -                       -                        -                       -                    47
--------------------------------------------------------------------------------------------------------
   13,257                  23,922                   22,792                  11,633                   857
--------------------------------------------------------------------------------------------------------

    1,161                   3,335                     1,030                    266                     5
    2,955                   7,630                     9,593                  5,539                   438

   23,942                  55,199                   66,586                  37,732                 3,024
--------------------------------------------------------------------------------------------------------
   28,058                  66,164                   77,209                  43,537                 3,467
--------------------------------------------------------------------------------------------------------
  $41,315                 $90,086                 $100,001                 $55,170                $4,324
========================================================================================================

================================================================================

                                                     FINANCIAL STATEMENTS |  45

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

                                                                                 USAA TARGET RETIREMENT
                                                                                ------------------------
                                                                                       INCOME FUND
                                                                                ------------------------
                                                                                    2016            2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                        $  7,818        $  8,386
   Net realized gain (loss) on sales of affiliated underlying funds                  411           3,262
   Net realized gain on capital gain distributions from
      affiliated underlying funds                                                    846           2,570
   Change in net unrealized appreciation/(depreciation) of
      affiliated underlying funds                                                 10,938         (20,892)
                                                                                ------------------------
      Increase (decrease) in net assets resulting from operations                 20,013          (6,674)
                                                                                ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                          (7,879)         (8,285)
   Net realized gains                                                             (2,778)         (6,626)
                                                                                ------------------------
      Distributions to shareholders                                              (10,657)        (14,911)
                                                                                ------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                      31,855          45,991
   Reinvested dividends                                                           10,524          14,718
   Cost of shares redeemed                                                       (64,688)        (75,622)
                                                                                ------------------------
      Decrease in net assets from capital share transactions                     (22,309)        (14,913)
                                                                                ------------------------
   Capital contribution from USAA Transfer Agency Company                              -               -
                                                                                ------------------------
   Net increase (decrease) in net assets                                         (12,953)        (36,498)

NET ASSETS
   Beginning of year                                                             330,809         367,307
                                                                                ------------------------
   End of year                                                                  $317,856        $330,809
                                                                                ========================
Accumulated undistributed net investment income:
    End of year                                                                 $     39        $    102
                                                                                ========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                     2,797           3,886
   Shares issued for dividends reinvested                                            920           1,296
   Shares redeemed                                                                (5,693)         (6,423)
                                                                                ------------------------
      Decrease in shares outstanding                                              (1,976)         (1,241)
                                                                                ========================

See accompanying notes to financial statements.

================================================================================

46  | USAA TARGET RETIREMENT FUNDS

================================================================================

                                         USAA TARGET RETIREMENT
--------------------------------------------------------------------------------------------------------
                  2020 FUND                                                     2030 FUND
--------------------------------------------------------------------------------------------------------
      2016                           2015                           2016                            2015
--------------------------------------------------------------------------------------------------------
 $  13,257                      $  14,453                     $   23,922                      $   23,351
     1,161                         (3,080)                         3,335                         (15,863)

     2,955                          7,999                          7,630                          19,962

    23,942                        (33,599)                        55,199                         (57,953)
--------------------------------------------------------------------------------------------------------
    41,315                        (14,227)                        90,086                         (30,503)
--------------------------------------------------------------------------------------------------------

   (17,136)                       (10,159)                       (39,657)                         (6,421)
    (3,879)                        (9,601)                        (3,315)                        (22,699)
--------------------------------------------------------------------------------------------------------
   (21,015)                       (19,760)                       (42,972)                        (29,120)
--------------------------------------------------------------------------------------------------------

    53,165                         64,651                        100,645                         132,295
    20,956                         19,709                         42,919                          29,080
  (107,551)                      (116,809)                      (153,209)                       (176,129)
--------------------------------------------------------------------------------------------------------
  (33,430)                        (32,449)                        (9,645)                        (14,754)
--------------------------------------------------------------------------------------------------------
         -                              -                              -                               1
--------------------------------------------------------------------------------------------------------
   (13,130)                       (66,436)                        37,469                         (74,376)

   583,926                        650,362                      1,060,971                       1,135,347
--------------------------------------------------------------------------------------------------------
 $ 570,796                      $ 583,926                     $1,098,440                      $1,060,971
========================================================================================================

 $     461                      $   4,340                     $    1,239                      $   16,974
========================================================================================================

     4,353                          5,127                          7,953                          10,074
     1,697                          1,639                          3,321                           2,332
    (8,843)                        (9,273)                       (12,056)                        (13,430)
--------------------------------------------------------------------------------------------------------
    (2,793)                        (2,507)                          (782)                         (1,024)
========================================================================================================

================================================================================

                                                      FINANCIAL STATEMENTS |  47

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS) (CONTINUED)

Years ended December 31,

                                                                                USAA TARGET RETIREMENT
                                                                              --------------------------
                                                                                       2040 FUND
                                                                              --------------------------
                                                                                    2016            2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                      $   22,792      $   20,893
   Net realized gain (loss) on sales of affiliated underlying funds                1,030         (23,466)
   Net realized gain on capital gain distributions from affiliated
      underlying funds                                                             9,593          25,551
   Change in net unrealized appreciation/(depreciation) of
      affiliated underlying funds                                                 66,586         (54,136)
                                                                              --------------------------
      Increase (decrease) in net assets resulting from operations                100,001         (31,158)
                                                                              --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                         (43,491)            (19)
   Net realized gains                                                             (2,086)        (28,059)
                                                                              --------------------------
      Distributions to shareholders                                              (45,577)        (28,078)
                                                                              --------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                     118,895         153,230
   Reinvested dividends                                                           45,559          28,070
   Cost of shares redeemed                                                      (151,224)       (167,005)
                                                                              --------------------------
      Increase in net assets from capital share transactions                      13,230          14,295
                                                                              --------------------------
   Capital contribution from USAA Transfer Agency Company (Note 5D)                    3               -
                                                                              --------------------------
   Net increase (decrease) in net assets                                          67,657         (44,941)

NET ASSETS
   Beginning of year                                                           1,128,269       1,173,210
                                                                              --------------------------
   End of year                                                                $1,195,926      $1,128,269
                                                                              ==========================
Accumulated undistributed net investment income:
   End of year                                                                $      194      $   20,893
                                                                              ==========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                     9,540          11,812
   Shares issued for dividends reinvested                                          3,549           2,286
   Shares redeemed                                                               (12,069)        (12,876)
                                                                              --------------------------
      Increase in shares outstanding                                               1,020           1,222
                                                                              ==========================

See accompanying notes to financial statements.

================================================================================

48  | USAA TARGET RETIREMENT FUNDS

================================================================================

                                         USAA TARGET RETIREMENT
--------------------------------------------------------------------------------------------------------
                  2050 FUND                                                     2060 FUND
--------------------------------------------------------------------------------------------------------
      2016                           2015                           2016                            2015
--------------------------------------------------------------------------------------------------------

  $ 11,633                       $  9,840                        $   857                         $   549
       266                         (7,885)                             5                            (743)

     5,539                         14,135                            438                             855

    37,732                        (31,611)                         3,024                          (1,688)
--------------------------------------------------------------------------------------------------------
    55,170                        (15,521)                         4,324                          (1,027)
--------------------------------------------------------------------------------------------------------

   (20,782)                            (3)                        (1,395)                            (36)
    (4,155)                       (15,132)                          (162)                           (602)
--------------------------------------------------------------------------------------------------------
   (24,937)                       (15,135)                        (1,557)                           (638)
--------------------------------------------------------------------------------------------------------

    89,444                        109,525                         17,845                          19,684
    24,934                         15,133                          1,388                             547
   (88,250)                       (98,617)                        (6,821)                         (6,411)
--------------------------------------------------------------------------------------------------------
    26,128                         26,041                         12,412                          13,820
--------------------------------------------------------------------------------------------------------
         -                              -                              -                               -
--------------------------------------------------------------------------------------------------------
    56,361                         (4,615)                        15,179                          12,155

   603,281                        607,896                         37,963                          25,808
--------------------------------------------------------------------------------------------------------
  $659,642                       $603,281                        $53,142                         $37,963
========================================================================================================

  $    690                       $  9,839                        $    11                         $   549
========================================================================================================

     7,228                          8,478                          1,684                           1,787
     1,938                          1,238                            125                              52
    (7,089)                        (7,637)                          (632)                           (579)
--------------------------------------------------------------------------------------------------------
     2,077                          2,079                          1,177                           1,260
========================================================================================================

================================================================================

                                                      FINANCIAL STATEMENTS |  49

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Funds qualify as registered investment companies under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Target Retirement Income Fund (Target Income), the USAA Target Retirement 2020 Fund (Target 2020), the USAA Target Retirement 2030 Fund (Target 2030), the USAA Target Retirement 2040 Fund (Target
2040), the USAA Target Retirement 2050 Fund (Target 2050), and the USAA Target Retirement 2060 Fund (Target 2060) (collectively, the Funds), which are classified as diversified under the 1940 Act. Each Fund's investment objective is to provide capital appreciation and current income consistent with its current investment allocation.

Each Fund is a "fund of funds" in that it invests in a portfolio of underlying USAA equity and alternative, fixed-income, and ultra-short mutual funds (underlying USAA Funds) managed by USAA Asset Management Company (the Manager), an affiliate of the Funds, according to an asset allocation strategy designed for investors planning to start withdrawing funds for retirement in or within a few years of each Fund's specific year (target date) included in its name.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Funds' valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Funds to utilize independent pricing services, quotations from securities dealers,

================================================================================

50  | USAA TARGET RETIREMENT FUNDS

================================================================================

   and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Funds and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager, an affiliate of the Funds. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Investments in the underlying USAA Funds and other open-end investment companies, other than exchange-traded funds (ETFs) are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

   2. The underlying USAA Funds have specific valuation procedures. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a fund's NAV to be more reliable than it otherwise would be.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

   Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis.

================================================================================

52  | USAA TARGET RETIREMENT FUNDS

================================================================================

   Dividend income and capital gain distributions from the underlying USAA Funds are recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Premiums and discounts on short- term securities are amortized on a straight-line basis over the life of the respective securities.

E. EXPENSES PAID INDIRECTLY - Through arrangements with the Funds' custodian and other banks utilized by the Funds for cash management purposes, realized credits, if any, generated from cash balances in the Funds' bank accounts may be used to directly reduce the Funds' expenses. For the year ended December 31, 2016, there were no custodian and other bank credits.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Funds participate, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), each Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended December 31, 2016, the facility fees paid (in thousands) to CAPCO by the Funds and the related percent of those fees to the total fees paid to CAPCO by all Funds are as follows:

                          TARGET        TARGET        TARGET       TARGET       TARGET       TARGET
                          INCOME         2020          2030         2040         2050         2060
---------------------------------------------------------------------------------------------------
Fees paid                 $  2          $  4         $  7          $  8         $  4              -*
% of total fees            0.5%          0.8%         1.5%          1.6%         0.9%           0.1%

*Represents less than $500.

The Funds had no borrowings under this agreement during the year ended December 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

During the current fiscal year, for Target Retirement Income Fund, permanent differences between book-basis and tax-basis accounting for distributions adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and accumulated net realized loss on investments by $2,000. These reclassifications had no effect on net assets.

================================================================================

54  | USAA TARGET RETIREMENT FUNDS

================================================================================

The tax character of distributions paid during the period ended December 31, 2016 and 2015, was as follows (in thousands):

                        TARGET        TARGET        TARGET       TARGET       TARGET         TARGET
                        INCOME         2020          2030         2040         2050           2060
---------------------------------------------------------------------------------------------------
Year ended
  December 31, 2016
Ordinary income*        $ 7,949       $17,136      $39,657       $43,491      $21,831        $1,395
Long-term realized
  capital gains           2,708         3,879        3,315         2,086        3,106           162
 Total distributions
   paid                 $10,657       $21,015      $42,972       $45,577      $24,937        $1,557
Year ended
  December 31, 2015
Ordinary income*        $ 8,491       $10,159      $ 6,428       $    19      $     3        $   36
Long-term realized
  capital gains           6,420         9,601       22,692        28,059       15,132           602
  Total distributions
    paid                $14,911       $19,760      $29,120       $28,078      $15,135        $  638

As of December 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows (in thousands):

                            TARGET      TARGET      TARGET       TARGET       TARGET      TARGET
                            INCOME       2020        2030         2040         2050        2060
------------------------------------------------------------------------------------------------
Undistributed
  ordinary income*         $    39     $   461     $  1,239     $    195     $    690     $   28
Undistributed long-
  term capital gains         1,630       4,045       10,247        9,864        4,953        429
Unrealized appreciation
  of investments            25,367      76,415      175,125      211,749      109,596      1,346

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Distributions of net investment income are made quarterly by Target Income and annually by each of the other Funds or as otherwise required to avoid the payment of federal taxes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

At December 31, 2016, the Funds had no capital loss carryforwards for federal income tax purposes.

For the year ended December 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year-ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2016, were as follows (in thousands):


                         TARGET      TARGET        TARGET         TARGET       TARGET    TARGET
                         INCOME       2020          2030           2040         2050      2060
---------------------------------------------------------------------------------------------------
Cost of purchases        $45,923     $61,099       $ 82,721       $101,138     $57,456   $14,178
Proceeds from
  sales/maturities        70,627      99,527        103,938         99,106      38,799     1,905

As of December 31, 2016, the cost of securities, for federal income tax purposes, was as follows (in thousands):

                TARGET        TARGET       TARGET        TARGET        TARGET      TARGET
                INCOME         2020         2030          2040          2050        2060
--------------------------------------------------------------------------------------------
Cost of
 securities   $292,701      $493,852      $923,176      $984,125      $549,946     $51,734

As of December 31, 2016, gross unrealized appreciation and depreciation of investments and resulting net appreciation, for federal income tax purposes, were as follows (in thousands):

                         TARGET         TARGET        TARGET       TARGET        TARGET    TARGET
                         INCOME          2020          2030         2040          2050      2060
---------------------------------------------------------------------------------------------------
Unrealized
  appreciation          $27,368       $78,645        $179,300     $216,350     $111,380   $1,889
Unrealized
  depreciation            2,001         2,230           4,175        4,602        1,784      543
------------------------------------------------------------------------------------------------
Net                     $25,367       $76,415        $175,125     $211,748     $109,596   $1,346
------------------------------------------------------------------------------------------------

================================================================================

56  | USAA TARGET RETIREMENT FUNDS

================================================================================

(5) AGREEMENTS WITH MANAGER

A. ADVISORY AGREEMENT - The Manager carries out the Funds' investment policies and manages the Funds' portfolios pursuant to an Advisory Agreement. The Manager does not receive any management fees from the Funds for these services.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Funds. The Manager does not receive any fees from the Funds for these services.

    In addition to the services provided under its Administration and Servicing Agreement with the Funds, the Manager also provides certain compliance and legal services for the benefit of the Funds. The Board has approved the billing of these expenses to the Funds. These expenses are included in the professional fees on the Funds' Statements of Operations and, for the year ended December 31, 2016, were as follows (in thousands):

                    TARGET     TARGET     TARGET    TARGET     TARGET     TARGET
                    INCOME      2020       2030      2040       2050       2060
---------------------------------------------------------------------------------
Compliance and
  legal services      $8        $15        $27       $29        $16        $1

C. EXPENSE LIMITATION - The Manager agreed, through May 1, 2017, to limit the total annual operating expenses of Target 2060 to 0.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse Target 2060 for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through May 1, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended December 31, 2016, Target 2060 incurred reimbursable expenses of $144,000 of which $45,000 was receivable from the Manager.

D. TRANSFER AGENCY AGREEMENT - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Funds. SAS does not receive any fees from the Funds for these services. For the year ended December 31, 2016,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

    the Funds recorded a capital contribution and a receivable from SAS for adjustments related to corrections to certain shareholder transactions, as shown below (in thousands):

                             TARGET   TARGET   TARGET   TARGET   TARGET   TARGET
                             INCOME    2020     2030     2040     2050     2060
---------------------------------------------------------------------------------
Receivable from SAS            -        -        -       $3        -        -

At December 31, 2016, the Funds recorded a receivable for SAS adjustments to income distributions and capital gains payable, as shown below (in thousands):

                             TARGET   TARGET   TARGET   TARGET   TARGET   TARGET
                             INCOME    2020     2030     2040     2050     2060
---------------------------------------------------------------------------------
Receivable from SAS            -       -*        -       -*        -        -

*Represents less than $500

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Funds' shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Funds officers received any compensation from the Funds.

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At December 31, 2016, USAA and its affiliates owned 500,000 shares of the USAA Target 2060 Fund, which represents 10.4% of the Fund's outstanding shares.

(7) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP - The Funds do not invest in the underlying USAA Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of the underlying USAA Funds' net assets. At December 31, 2016, the Funds

================================================================================

58  | USAA TARGET RETIREMENT FUNDS

================================================================================

owned the following percentages of the total outstanding shares of each of the underlying USAA Funds:

                          TARGET   TARGET     TARGET   TARGET   TARGET   TARGET
AFFILIATED USAA FUND      INCOME    2020       2030     2040     2050     2060
----------------------------------------------------------------------------------
Aggressive Growth          0.1%     0.9%       2.4%      2.9%     1.8%     0.1%
Emerging Markets           0.5      1.2        3.3       4.1      2.6      0.2
Flexible Income            2.2      3.7        7.4       4.6      1.2      0.1
Global Managed
 Volatility                5.3     10.7       26.5      32.8     18.2      2.0
Government
 Securities                7.8      8.0        3.1         -        -        -
Growth                     0.3      0.9        2.5       3.1      1.8      0.1
High Income                1.0      1.6        3.0       2.3      1.0      0.1
Income                     0.6      0.8        1.1       0.6      0.2        -*
Income Stock               0.3      0.9        2.4       3.0      1.7      0.1
Intermediate-Term
 Bond                      0.5      1.2        2.7       1.8      0.5        -*
International              0.6      1.7        4.4       5.8      3.4      0.2
Precious Metals and
  Minerals                 0.1      0.1        0.5       0.4      0.2        -*
Real Return               15.8     16.7       19.5       8.7      4.0      0.2
S&P 500 Index              0.2      0.7        1.9       2.2      1.4      0.1
Short-Term Bond            2.6      2.6        0.7         -*       -        -*
Small Cap Stock            0.1      0.6        2.1       3.3      2.1      0.1
Target Managed
 Allocation                2.1      8.0       27.1      38.0     22.7      2.0
Total Return
 Strategy                  0.4      1.9        6.4       4.7      2.8      0.2
Ultra Short-Term
 Bond                      0.2      0.4        1.2       1.5      0.4      0.1
Value                      0.9      2.9        7.5       9.4      5.4      0.4

* Represents less than 0.1%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

B. TRANSACTIONS WITH AFFILIATED FUNDS - The following tables provide details related to each Fund's investment in the underlying USAA Funds as of December 31, 2016:

TARGET INCOME:

($ IN 000s)                PURCHASE          SALES       DIVIDEND       REALIZED              MARKET VALUE
AFFILIATED USAA FUND        COST(a)        PROCEEDS       INCOME      GAIN (LOSS)(b)     12/31/2015    12/31/2016
-------------------------------------------------------------------------------------------------------------------
Aggressive Growth          $ 175           $3,525        $   35         $ 662            $ 5,227       $ 1,716
Emerging Markets           2,305              331            57             7              2,501         4,855
Flexible Income              160            4,733           160          (395)             5,653         1,638
Global Managed
 Volatility                8,769                -           231             -              7,189        16,256
Government
 Securities                2,903            4,430           896           (43)            43,472        41,586
Growth                       356            1,321            41           492              7,757         6,948
High Income                2,703            4,072         1,429          (425)            20,892        21,952
Income                     3,814            6,631         1,512           (57)            43,408        41,480
Income Stock                 224            2,127           224           608              9,454         8,554
Intermediate-Term
 Bond                      1,166            3,192           830           146             21,802        20,329
International              5,176            8,615           321           498             22,334        19,175
Precious Metals
 and Minerals                 26              581            26          (383)               867           648
Real Return                4,081              982             -           (40)             7,416        11,088
S&P 500 Index              1,996            4,611           315            39             15,610        14,324
Short-Term Bond            2,412            8,306         1,581          (154)            86,812        81,709
Small Cap Stock              805              326             4           169                486         1,004
Target Managed
 Allocation                6,808            9,515           125          (630)            11,270         9,331
Total Return
 Strategy                    664            3,078            11           (23)             2,563           375
Ultra Short-Term
 Bond                         11              894            11           (15)             1,707           825
Value                      1,369            3,357           226           (45)            13,834        13,091

(a) Includes reinvestment of distributions from dividend income and realized gains.

(b) Includes capital gain distributions received, if any.

================================================================================

60  | USAA TARGET RETIREMENT FUNDS

================================================================================

TARGET 2020:

($ IN 000s)                PURCHASE          SALES       DIVIDEND       REALIZED              MARKET VALUE
AFFILIATED USAA FUND        COST(a)        PROCEEDS       INCOME      GAIN (LOSS)(b)     12/31/2015    12/31/2016
-------------------------------------------------------------------------------------------------------------------
Aggressive Growth           $   933        $ 3,415      $  186         $  506            $15,329       $11,926
Emerging Markets                124            580         124            (10)             9,897        10,581
Flexible Income                 187          4,339         187           (268)             6,319         2,771
Global Managed
 Volatility                  10,565            867         471            (53)            22,396        33,107
Government
 Securities                   4,229          1,679         861             (5)            40,064        42,214
Growth                        1,039          3,454         121            120             22,339        20,294
High Income                   3,386          6,537       2,241            (39)            35,257        35,601
Income                        3,086          8,074       2,069             93             60,292        56,638
Income Stock                    641          5,158         641          1,059             27,414        25,683
Intermediate-Term
 Bond                         1,911          8,918       1,887            134             51,739        46,142
International                 5,244         12,180         988          1,060             65,490        58,953
Precious Metals
 and Minerals                    33          1,908          33         (1,067)             1,733           841
Real Return                   2,841            575           -             (4)             8,724        11,683
S&P 500 Index                 2,485          8,777         897             11             44,370        41,731
Short-Term Bond               8,329          7,193       1,493           (140)            78,925        80,726
Small Cap Stock               2,959          3,719          64            806              9,122         9,655
Target Managed
 Allocation                   9,849         13,519         464           (944)            35,735        34,665
Total Return
 Strategy                        23          2,107          19             23              3,479         1,627
Ultra Short-Term
 Bond                            24          1,925          24            (28)             3,331         1,436
Value                         3,211          4,603         725            (93)            39,758        42,098

(a) Includes reinvestment of distributions from dividend income and realized gains.

(b) Includes capital gain distributions received, if any.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

TARGET 2030:

($ IN 000s)                PURCHASE          SALES       DIVIDEND       REALIZED              MARKET VALUE
AFFILIATED USAA FUND        COST(a)        PROCEEDS       INCOME      GAIN (LOSS)(b)     12/31/2015    12/31/2016
-------------------------------------------------------------------------------------------------------------------
Aggressive Growth          $  2,328        $ 6,539      $  463         $ 1,344           $ 36,692      $ 30,545
Emerging Markets                349          1,105         349             (44)            27,528        29,921
Flexible Income                 203          1,405         203             (99)             6,265         5,588
Global Managed
 Volatility                  26,188              -       1,168               -             53,482        82,183
Government
 Securities                   4,611            993         273              (4)            12,914        16,346
Growth                        2,717          7,118         317             618             56,025        52,524
High Income                   4,956          3,994       3,962            (105)            57,414        64,832
Income                        4,545          4,231       2,602             (66)            71,664        73,481
Income Stock                  1,659          9,526       1,659           1,510             67,094        66,583
Intermediate-Term
 Bond                         4,072         11,465       4,023            (478)           105,864       101,429
International                 8,279         15,118       2,582           2,028            158,996       152,975
Precious Metals
 and Minerals                   107          2,853         107          (1,928)             3,755         2,694
Real Return                   2,285              -           -               -             10,548        13,664
S&P 500 Index                 2,781         12,406       2,327             770            110,870       110,867
Short-Term Bond                 442          3,821         442             (97)            25,713        22,551
Small Cap Stock               4,251          4,861         235             556             30,013        34,132
Target Managed
 Allocation                   1,577          6,411       1,577            (233)           115,030       117,979
Total Return
 Strategy                        47          5,535          39            (223)            10,473         5,356
Ultra Short-Term
 Bond                            58              -          58               -              4,564         4,641
Value                        11,266          6,557       1,842            (214)            92,990       106,897

(a) Includes reinvestment of distributions from dividend income and realized gains.

(b) Includes capital gain distributions received, if any.

================================================================================

62  | USAA TARGET RETIREMENT FUNDS

================================================================================

TARGET 2040:

($ IN 000s)                PURCHASE          SALES       DIVIDEND       REALIZED              MARKET VALUE
AFFILIATED USAA FUND        COST(a)        PROCEEDS       INCOME      GAIN (LOSS)(b)     12/31/2015    12/31/2016
-------------------------------------------------------------------------------------------------------------------
Aggressive Growth          $ 2,844         $ 8,122      $   556        $ (318)           $ 44,412      $ 36,657
Emerging Markets               433           4,763          433          (236)             37,013        37,070
Flexible Income                112             350          112           (24)              3,415         3,450
Global Managed
 Volatility                 33,404               -        1,442             -              65,023       101,510
Growth                       3,462           7,273          404           314              69,720        67,014
High Income                  4,008               -        2,960             -              42,075        50,879
Income                       5,826           6,654        1,406          (163)             41,620        41,695
Income Stock                 2,066          11,221        2,066         1,476              83,336        83,212
Intermediate-Term
 Bond                       11,547           8,468        2,409          (358)             62,893        67,732
International               14,133          13,062        3,373          (438)            198,690       200,689
Precious Metals
 and Minerals                  100           1,421          100           281               2,385         2,510
Real Return                    591               -            -             -               5,113         6,106
S&P 500 Index                3,408          21,407        2,871           232             138,430       132,299
Short-Term Bond                  9               -            9             -                 476           490
Small Cap Stock              3,658           5,435          364           618              46,148        52,069
Target Managed
 Allocation                  6,062           2,294        2,209          (114)            150,704       165,189
Total Return
 Strategy                       30             233           25             -               4,100         3,963
Ultra Short-Term
 Bond                           73               -           73             -               5,708         5,804
Value                        9,372           8,403        2,308          (240)            121,437       133,994

(a) Includes reinvestment of distributions from dividend income and realized gains.

(b) Includes capital gain distributions received, if any.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

TARGET 2050:

($ IN 000s)                PURCHASE          SALES       DIVIDEND       REALIZED              MARKET VALUE
AFFILIATED USAA FUND        COST(a)        PROCEEDS       INCOME      GAIN (LOSS)(b)     12/31/2015    12/31/2016
-------------------------------------------------------------------------------------------------------------------
Aggressive Growth          $ 2,304         $2,829        $  335         $(126)           $ 24,395      $ 22,439
Emerging Markets             1,492          1,297           274           (49)             20,775        23,442
Flexible Income                 39            511            39           (37)              1,228           866
Global Managed
 Volatility                 15,685              -           799             -              38,529        56,199
Growth                       1,923          1,948           224            88              37,085        37,562
High Income                  3,536              -         1,278             -              17,045        22,644
Income                         757          2,821           476           (16)             14,007        12,290
Income Stock                 1,165          7,959         1,165           694              48,474        46,738
Intermediate-Term
 Bond                          738          5,938           738          (425)             23,527        18,791
International               10,266          4,240         1,965          (157)            110,567       117,289
Precious Metals
  and Minerals                  36            896            36           198               1,075           910
Real Return                    833              -             -             -               1,824         2,801
S&P 500 Index                1,965          3,216         1,637            42              75,312        80,820
Small Cap Stock              2,070            645           230            30              26,778        32,800
Target Managed
 Allocation                  7,382              -         1,322             -              84,985        98,908
Total Return
 Strategy                       25          3,280            20            63               5,247         2,378
Ultra Short-Term
  Bond                          32          1,920            32           (18)              3,479         1,608
Value                        7,208          1,299         1,335           (21)             64,977        77,472

(a) Includes reinvestment of distributions from dividend income and realized gains.

(b) Includes capital gain distributions received, if any.

================================================================================

64  | USAA TARGET RETIREMENT FUNDS

================================================================================

TARGET 2060:

($ IN 000s)                PURCHASE          SALES       DIVIDEND       REALIZED              MARKET VALUE
AFFILIATED USAA FUND        COST(a)        PROCEEDS       INCOME      GAIN (LOSS)(b)     12/31/2015    12/31/2016
-------------------------------------------------------------------------------------------------------------------
Aggressive Growth          $ 600            $242          $ 28          $ 2               $1,603       $1,862
Emerging Markets             522              99            23           (4)               1,456        2,105
Flexible Income               23              10             3           (1)                  78           98
Global Managed
 Volatility                3,671               -            87            -                2,412        6,249
Growth                       774             149            18           (1)               2,370        3,049
High Income                  589               -            72            -                  768        1,468
Income                       253             231            27           (6)                 659          700
Income Stock                 761             149            88            4                2,839        3,852
Intermediate-Term
 Bond                        120             231            46           (3)               1,082        1,003
International              1,863             281           142            1                6,793        8,496
Precious Metals
 and Minerals                  4              20             4            6                   77           99
Real Return                   15               -             -            -                  129          155
S&P 500 Index              1,227             198           125            5                4,817        6,400
Short-Term Bond                -               -             -            -                    4            4
Small Cap Stock              387               -            14            -                1,358        2,021
Target Managed
 Allocation                2,292             108           119            -                6,129        8,879
Total Return
 Strategy                      1              88             1            4                 240           168
Ultra Short-Term
 Bond                          3               -             3            -                 218           222
Value                      1,073              99           102           (2)              4,398         5,903

(a) Includes reinvestment of distributions from dividend income and realized gains.

(b) Includes capital gain distributions received, if any.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the final rules require the filing of new forms N-PORT and N-CEN, and amends Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This final rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

66  | USAA TARGET RETIREMENT FUNDS

================================================================================

(9) FINANCIAL HIGHLIGHTS - TARGET INCOME

Per share operating performance for a share outstanding throughout each period is as follows:

                                                        YEAR ENDED DECEMBER 31,
                              --------------------------------------------------------------------------
                                  2016             2015            2014             2013            2012
                              --------------------------------------------------------------------------
Net asset value at
  beginning of period         $  11.09         $  11.82        $  11.84         $  11.50        $  10.83
                              --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income            .28              .28             .34              .32             .32
  Net realized and
    unrealized gain (loss)         .42             (.50)            .05              .31             .70
                              --------------------------------------------------------------------------
Total from investment
  operations                       .70             (.22)            .39              .63            1.02
                              --------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.28)            (.28)           (.40)            (.25)           (.32)
  Realized capital gains          (.10)            (.23)           (.01)            (.04)           (.03)
                              --------------------------------------------------------------------------
Total distributions               (.38)            (.51)           (.41)            (.29)           (.35)
                              --------------------------------------------------------------------------
Net asset value at
  end of period               $  11.41         $  11.09        $  11.82         $  11.84        $  11.50
                              ==========================================================================
Total return (%)*                 6.36            (1.95)           3.36             5.58            9.49
Net assets at end
  of period (000)             $317,856         $330,809        $367,307         $359,488        $335,019
Ratios to average
  net assets:**,(a)
  Expenses (%)(b)                  .07              .06             .05              .05             .06(c)
  Expenses, excluding
    reimbursements (%)(b)          .07              .06             .05              .05             .06
  Net investment
    income (%)                    2.41             2.36            2.80             2.71            2.93
Portfolio turnover (%)              14               35              11               31               9

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2016, average net assets were $324,882,000.
(a) Calculated excluding the Fund's pro-rata share of expenses of the underlying
    USAA Funds.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                     -                -               -             (.00%)(+)       (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.05% of the Fund's average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

(9) FINANCIAL HIGHLIGHTS - TARGET 2020

Per share operating performance for a share outstanding throughout each period is as follows:

                                                     YEAR ENDED DECEMBER 31,
                              --------------------------------------------------------------------------
                                  2016                2015            2014           2013           2012
                              --------------------------------------------------------------------------
Net asset value at
  beginning of period         $  11.85            $  12.56        $  12.63       $  12.00       $  11.12
                              --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income            .30                 .30             .37            .33            .34
  Net realized and
    unrealized gain (loss)         .60                (.60)            .07            .77            .91
                              --------------------------------------------------------------------------
Total from investment
  operations                       .90                (.30)            .44           1.10           1.25
                              --------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.38)               (.21)           (.37)          (.34)          (.33)
  Realized capital gains          (.09)               (.20)           (.14)          (.13)          (.04)
                              --------------------------------------------------------------------------
Total distributions               (.47)               (.41)           (.51)          (.47)          (.37)
                              --------------------------------------------------------------------------
Net asset value at
  end of period               $  12.28            $  11.85        $  12.56       $  12.63       $  12.00
                              ==========================================================================
Total return (%)*                 7.57               (2.40)           3.45           9.16          11.26
Net assets at end
  of period (000)             $570,796            $583,926        $650,362       $632,564       $558,821
Ratios to average
  net assets:**,(a)
  Expenses (%)(b)                  .04                 .04             .03            .04            .04(c)
  Expenses, excluding
    reimbursements (%)(b)          .04                 .04             .03            .04            .04
 Net investment
   income (%)                     2.33                2.31            2.82           2.73           2.90
Portfolio turnover (%)              11                  30              15             20             12

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2016, average net assets were $569,614,000.
(a) Calculated excluding the Fund's pro-rata share of expenses of the underlying
    USAA Funds.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                     -                   -               -           (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.05% of the Fund's average net assets.

================================================================================

68  | USAA TARGET RETIREMENT FUNDS

================================================================================

(9) FINANCIAL HIGHLIGHTS - TARGET 2030

Per share operating performance for a share outstanding throughout each period is as follows:

                                                     YEAR ENDED DECEMBER 31,
                              --------------------------------------------------------------------------
                                    2016                2015            2014           2013         2012
                              --------------------------------------------------------------------------
Net asset value at
  beginning of period         $    12.34          $    13.05      $    13.13     $    12.03     $  10.93
                              --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .30                 .27             .35            .30          .29
  Net realized and
    unrealized gain (loss)           .77                (.63)            .11           1.35         1.15
                              --------------------------------------------------------------------------
Total from investment
  operations                        1.07                (.36)            .46           1.65         1.44
                              --------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.48)               (.08)           (.35)          (.30)        (.29)
  Realized capital gains            (.04)               (.27)           (.19)          (.25)        (.05)
                              --------------------------------------------------------------------------
Total distributions                 (.52)               (.35)           (.54)          (.55)        (.34)
                              --------------------------------------------------------------------------
Net asset value at
  end of period               $    12.89          $    12.34      $    13.05     $    13.13     $  12.03
                              ==========================================================================
Total return (%)*                   8.70               (2.81)           3.43          13.71        13.16
Net assets at end
  of period (000)             $1,098,440          $1,060,971      $1,135,347     $1,074,149     $884,192
Ratios to average
  net assets:**,(a)
  Expenses (%)(b)                    .03                 .03             .03            .03          .04(c)
  Expenses, excluding
    reimbursements (%)(b)            .03                 .03             .03            .03          .04
  Net investment
    income (%)                      2.22                2.08            2.63           2.43         2.55
Portfolio turnover (%)                 8                  32              15             17           20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2016, average net assets were
    $1,076,870,000.
(a) Calculated excluding the Fund's pro-rata share of expenses of the underlying
    USAA Funds.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                       -                   -               -           (.00%)(+)    (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.05% of the Fund's average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

(9) FINANCIAL HIGHLIGHTS - TARGET 2040

Per share operating performance for a share outstanding throughout each period is as follows:

                                                     YEAR ENDED DECEMBER 31,
                              --------------------------------------------------------------------------
                                    2016                2015            2014           2013         2012
                              --------------------------------------------------------------------------
Net asset value at
  beginning of period         $    12.23          $    12.89      $    12.99     $    11.59     $  10.38
                              --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .26                 .23             .30            .25          .22
  Net realized and
    unrealized gain (loss)           .83                (.58)            .11           1.75         1.25
                              --------------------------------------------------------------------------
Total from investment
  operations                        1.09                (.35)            .41           2.00         1.47
                              --------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.48)               (.00)(d)        (.30)          (.25)        (.22)
  Realized capital gains            (.02)               (.31)           (.21)          (.35)        (.04)
                              --------------------------------------------------------------------------
Total distributions                 (.50)               (.31)           (.51)          (.60)        (.26)
                              --------------------------------------------------------------------------
Net asset value at
  end of period               $    12.82          $    12.23      $    12.89     $    12.99     $  11.59
                              ==========================================================================
Total return (%)*                   8.97               (2.71)           3.15          17.37        14.22
Net assets at end of
  period (000)                $1,195,926          $1,128,269      $1,173,210     $1,101,663     $872,183
Ratios to average
  net assets:**,(a)
  Expenses (%)(b)                    .03                 .03             .03            .03          .04(c)
  Expenses, excluding
    reimbursements (%)(b)            .03                 .03             .03            .03          .04
  Net investment
    income (%)                      1.99                1.78            2.33           2.09         2.06
Portfolio turnover (%)                 9(e)               35              16             17           18

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2016, average net assets were
    $1,146,711,000.
(a) Calculated excluding the Fund's pro-rata share of expenses of the underlying
    USAA Funds.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                       -                   -               -           (.00%)(+)    (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.05% of the Fund's average net assets.
(d) Represents less than $0.01 per share.
(e) Overall decrease in purchases and sales of securities.

================================================================================

70  | USAA TARGET RETIREMENT FUNDS

================================================================================

(9) FINANCIAL HIGHLIGHTS - TARGET 2050

Per share operating performance for a share outstanding throughout each period is as follows:

                                                     YEAR ENDED DECEMBER 31,
                              --------------------------------------------------------------------------
                                  2016                2015            2014            2013          2012
                              --------------------------------------------------------------------------
Net asset value at
  beginning of period         $  12.18            $  12.81        $  12.86        $  11.25      $   9.96
                              --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income            .23                 .20             .26             .21           .15
  Net realized and
    unrealized gain (loss)         .87                (.52)            .13            1.90          1.34
                              --------------------------------------------------------------------------
Total from investment
  operations                      1.10                (.32)            .39            2.11          1.49
                              --------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.42)               (.00)(a)        (.26)           (.21)         (.15)
  Realized capital gains          (.08)               (.31)           (.18)           (.29)         (.05)
                              --------------------------------------------------------------------------
Total distributions               (.50)               (.31)           (.44)           (.50)         (.20)
                              --------------------------------------------------------------------------
Net asset value at
  end of period               $  12.78            $  12.18        $  12.81        $  12.86      $  11.25
                              ==========================================================================
Total return (%)*                 9.02               (2.48)           3.02           18.81         14.97
Net assets at end
  of period (000)             $659,642            $603,281        $607,896        $541,452      $400,958
Ratios to average
  net assets:**,(b)
  Expenses (%)(c)                  .05                 .04             .04             .05           .05(d)
  Expenses, excluding
    reimbursements (%)(c)          .05                 .04             .04             .05           .06
  Net investment
    income (%)                    1.87                1.58            2.09            1.83          1.45
Portfolio turnover (%)               6(e)               39              16              19            17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2016, average net assets were $623,515,000.
(a) Represents less than $0.01 per share.
(b) Calculated excluding the Fund's pro-rata share of expenses of the underlying
    USAA Funds.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                     -                   -               -            (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.05% of the Fund's average net assets.
(e) Overall decrease in purchases and sales of securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

(9) FINANCIAL HIGHLIGHTS - TARGET 2060

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                            PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,                  DECEMBER 31,
                                             --------------------------------------------------------------
                                                2016               2015             2014           2013***
                                             --------------------------------------------------------------
Net asset value at beginning of period       $ 10.48            $ 10.93          $ 10.85        $ 10.00
                                             ----------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                          .15                .18(a)           .25(a)         .18(a)
  Net realized and unrealized gain (loss)        .77               (.45)(a)          .07(a)         .79(a)
                                             ----------------------------------------------------------
Total from investment operations                 .92               (.27)(a)          .32(a)         .97(a)
                                             ----------------------------------------------------------
Less distributions from:
  Net investment income                         (.30)              (.01)            (.18)          (.12)
  Realized capital gains                        (.03)              (.17)            (.06)             -
                                             ----------------------------------------------------------
Total distributions                             (.33)              (.18)            (.24)          (.12)
                                             ----------------------------------------------------------
Net asset value at end of period             $ 11.07            $ 10.48          $ 10.93        $ 10.85
                                             ==========================================================

Total return (%)*                               8.80              (2.47)            2.91           9.69
Net assets at end of period (000)            $53,142            $37,963          $25,808        $11,777
Ratios to average net assets:**,(b)
  Expenses (%)(c)                                .10                .10              .10            .10(d)
  Expenses, excluding reimbursements (%)(c)      .41                .51              .78           1.72(d)
  Net investment income (%)                     1.85               1.64             2.25           3.36(d)
Portfolio turnover (%)                             4(e)              35               16              0

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2016, average net assets were $46,345,000.
*** Fund commenced operations on July 12, 2013.
(a) Calculated using average shares.
(b) Calculated excluding the Fund's pro-rata share of expenses of the underlying
    USAA Funds.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                   -                  -                -           (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Overall decrease in purchases and sales of securities.

================================================================================

72  | USAA TARGET RETIREMENT FUNDS

================================================================================

EXPENSE EXAMPLE

December 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Funds, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund also indirectly bears its pro-rata share of the expenses of the underlying USAA funds in which it invests (acquired funds). These acquired fund fees and expenses are not included in the Funds' annualized expense ratios used to calculate the expense estimates in the table on the next page.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2016, through December 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The actual expenses of each Fund, net of reimbursements, are zero.

================================================================================

                                                           EXPENSE EXAMPLE |  73

================================================================================

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these direct costs were included, your costs would have been higher. Acquired fund fees and expenses are not included in the Funds' annualized expense ratio used to calculate the expenses paid in the following table.

================================================================================

74  | USAA TARGET RETIREMENT FUNDS

================================================================================

                                                                                     EXPENSES PAID
                                           BEGINNING             ENDING             DURING PERIOD**
                                         ACCOUNT VALUE        ACCOUNT VALUE          JULY 1, 2016 -
                                          JULY 1, 2016      DECEMBER 31, 2016      DECEMBER 31, 2016
                                        -------------------------------------------------------------
TARGET INCOME
Actual                                   $ 1,000.00             $1,020.40                 $0.30
Hypothetical*                              1,000.00              1,024.83                  0.31

TARGET 2020
Actual                                     1,000.00              1,036.30                  0.20
Hypothetical*                              1,000.00              1,024.94                  0.20

TARGET 2030
Actual                                     1,000.00              1,050.40                  0.15
Hypothetical*                              1,000.00              1,024.99                  0.15

TARGET 2040
Actual                                     1,000.00              1,061.10                  0.16
Hypothetical*                              1,000.00              1,024.99                  0.15

TARGET 2050
Actual                                     1,000.00              1,064.00                  0.21
Hypothetical*                              1,000.00              1,024.94                  0.20

TARGET 2060
Actual                                     1,000.00              1,060.70                  0.52
Hypothetical*                              1,000.00              1,024.63                  0.51

 * 5% return per year before expenses

** Expenses equal each Fund's annualized expense ratio of 0.06% for Target
   Income, 0.04% for Target 2020, 0.03% for Target 2030, 0.03% for Target 2040, 0.04% for Target 2050, 0.10% for Target 2060, which is net of any reimbursements and expenses paid indirectly and excludes expenses of the acquired funds, multiplied by 184 days/366 days (to reflect the one-half year period). Each Funds' actual ending account value is based on its actual total return for the current period of July 1, 2016, through December 31, 2016. These total returns equaled 2.04%, 3.63%, 5.04%, 6.11%, 6.40%, and
   6.07% for the Target Income, Target 2020, Target 2030, Target 2040,
   Target 2050, Target 2060 Funds, respectively.

================================================================================

                                                           EXPENSE EXAMPLE |  75

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

76  | USAA TARGET RETIREMENT FUNDS

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11).
Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  77

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as three years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over two years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

78  | USAA TARGET RETIREMENT FUNDS

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  79

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

80  | USAA TARGET RETIREMENT FUNDS

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President and Chief Investment Officer, USAA Investments, (11/16-present); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  81

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

82  | USAA TARGET RETIREMENT FUNDS

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  83

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   88214-0217                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA ULTRA SHORT-TERM BOND FUND]

 ==============================================================

         ANNUAL REPORT
         USAA ULTRA SHORT-TERM BOND FUND
         FUND SHARES o INSTITUTIONAL SHARES
         DECEMBER 31, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A DIVERSIFIED PORTFOLIO--ONE BASED ON YOUR
INDIVIDUAL GOALS, TIME HORIZON, AND RISK            [PHOTO OF BROOKS ENGLEHARDT]
TOLERANCE--CAN HELP YOU WEATHER THE MARKETS'
INEVITABLE UPS AND DOWNS."

--------------------------------------------------------------------------------

FEBRUARY 2017

No one knows exactly what is going to happen from one day to the next. So, it makes sense to be prepared for the unexpected. This is particularly true in the investment world. In the closing weeks of 2016, global stock markets were rising and bond prices were falling. Precisely the opposite was happening at the beginning of 2016.

In early 2016, concern over economic growth spread across the world and fueled global stock market declines. After reaching their lows of the year in mid-February 2016, most global stock markets rebounded. In the United States, stocks climbed, rallying after Donald Trump's victory in the November 2016 presidential election. Investors appeared to like the President's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. Outside of the United States, emerging-markets equities recorded solid gains in 2016. Developed-markets stocks overall posted negative returns, with European stock markets providing the weakest performance.

Meanwhile, bond markets were dominated by shifting expectations about Federal Reserve (the Fed) monetary policy. The Fed, which raised short-term interest rates by 0.25% in December 2015, had previously forecast four interest rate increases during 2016. Policymakers backed off this expectation in March 2016, saying that only two interest rate increases were possible. As expectations about the Fed's action extended into the future, longer-term interest rates fell and bond prices, which move in the opposite direction, rose. Yields then edged up during the summer and into the autumn of 2016 as U.S. economic data improved. They rose dramatically after the November 2016 presidential election and continued to rise in anticipation of a December 2016 interest rate increase by the Fed. As yields rose, bond prices fell. In December 2016, the Fed raised short-term interest rates by 0.25% and said it was likely to raise interest rates by 0.75% during 2017.

At the end of the twelve-month reporting period, as investors anticipated what might lie ahead, stock prices remained elevated and longer-term yields were near their highs for 2016. At some point, investors are likely to assess

================================================================================

================================================================================

whether reality matches their expectations. As of this writing, U.S. stock prices seem rather high. We believe that earnings news in the coming months will have to be extremely good in order to support continued price appreciation. We see relatively more opportunity in Europe in the near term, despite political uncertainties and slow economic growth. As for emerging- market equities, we believe the 2016 rally may continue, with the asset class benefiting from a pickup in economic growth, widening corporate profit margins, and improving liquidity.

Regarding the bond market, interest rate increases by the Fed in 2017 could add to short-term pressures. However, we believe that there is little reason to worry about rising yields, as long as they do not rise too quickly. We believe that interest rates will increase on a gradual basis; the economy is still growing slowly and inflation currently remains on the low side. Bonds continue to have an important role in a diversified portfolio, as they may help offset the potential volatility of stock holdings. They can also be an important source of income.

Looking ahead, we cannot predict how everything will play out. Investors should be prepared for increased volatility as the markets steadily readjust in response to new information. A diversified portfolio--one based on your individual goals, time horizon, and risk tolerance--can help you weather the markets' inevitable ups and downs. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor.

On behalf of everyone here at USAA Investments, we appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.
o Diversification does not guarantee a profit or prevent a loss.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGER'S COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            4

FINANCIAL INFORMATION

    Distributions to Shareholders                                             10

    Report of Independent Registered
      Public Accounting Firm                                                  11

    Portfolio of Investments                                                  12

    Notes to Portfolio of Investments                                         24

    Financial Statements                                                      29

    Notes to Financial Statements                                             32

EXPENSE EXAMPLE                                                               47

TRUSTEES' AND OFFICERS' INFORMATION                                           49

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

201624-0217

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA ULTRA SHORT-TERM BOND FUND (THE FUND) SEEKS TO PROVIDE HIGH CURRENT INCOME CONSISTENT WITH PRESERVATION OF PRINCIPAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is normally to invest at least 80% of the Fund's assets in investment-grade debt securities that have a dollar-weighted average portfolio maturity of 18 months (one and a half years) or less. These securities consist primarily of U.S. dollar-denominated debt securities that may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics, including synthetic securities. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

ANTHONY M. ERA
USAA Asset Management Company                          [PHOTO OF ANTHONY M. ERA]

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    During the first half of the reporting period U.S. Treasury yields declined; however, they began increasing following the November 8, 2016 U.S. presidential election. The drop in yields during the first half of the reporting period was driven by global growth concerns and further fueled by shifting expectations about Federal Reserve (the Fed) monetary policy. Although the Fed had forecast four interest rate increases in 2016, it left the federal funds target rate unchanged at both its January and March 2016 meetings. In late March 2016, cautious statements by Fed chair Janet Yellen raised doubts about the number of potential interest rate increases in 2016. Indeed, the Fed held firm on interest rates through the spring and summer of 2016. Fed policymakers appeared divided about the urgency for an interest rate increase, with some focused on inflationary trends and others on labor market conditions. As economic news improved during the autumn of 2016, yields edged up on expectations that the Fed might raise interest rates sometime before the end of 2016. After President Donald Trump's victory in November 2016, U.S. Treasury yields rose. U.S. equity investors appeared to believe that a Trump-led administration would boost spending, which--if it led to increased economic growth and inflation--could accelerate Fed interest rate increases. In December 2016, as widely anticipated, the Fed increased the federal funds target rate by 0.25% to a range between 0.50% and 0.75%.

================================================================================

2  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

o HOW DID THE USAA ULTRA SHORT-TERM BOND FUND (THE FUND)PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended December 31, 2016, the Fund Shares and Institutional Shares had total returns of 1.73% and 1.69%, respectively. This compares to total returns of 0.27% for the Citigroup 3-Month U.S. Treasury Bill Index and 1.56% for the Lipper Ultra Short Obligations Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES FOR THE FUND DURING THE REPORTING PERIOD?

    In keeping with our investment approach, we continued to focus on relative value opportunities among various sectors in the front end of the yield curve. Our aim was to invest opportunistically in anticipation of a possible interest rate increase at the end of 2016. We worked closely with our analysts, who use independent research to identify and evaluate potential investments. Our analysts also continuously monitored every bond in the Fund's portfolio.

    At the end of the reporting period, the Fund had a weighted average maturity (WAM) of close to one year at 0.90. The portfolio's duration, which is a measure of its sensitivity to changes in interest rates, was one year.

    Thank you for the opportunity to help you with your investment needs.

    As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

    Refer to page 5 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA ULTRA SHORT-TERM BOND FUND SHARES (FUND SHARES)
(Ticker Symbol: UUSTX)

--------------------------------------------------------------------------------
                                           12/31/16               12/31/15
--------------------------------------------------------------------------------
Net Assets                              $372.2 Million         $427.0 Million
Net Asset Value Per Share                   $9.98                  $9.94
Dollar-Weighted Average
  Portfolio Maturity                       0.9 Year               1.0 Year

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                   5 YEARS                 SINCE INCEPTION 10/18/10
    1.73%                     1.42%                            1.39%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD* AS OF 12/31/16            EXPENSE RATIO AS OF 12/31/15**
--------------------------------------------------------------------------------
                 1.31%                                     0.59%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

* Calculated as prescribed by the Securities and Exchange Commission.

** The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

4  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]


                          USAA ULTRA              LIPPER ULTRA              CITIGROUP
                       SHORT-TERM BOND          SHORT OBLIGATIONS          3-MONTH U.S.
                          FUND SHARES              FUNDS INDEX          TREASURY BILL INDEX
10/31/2010                $10,002.00               $10,000.00              $10,000.00
11/30/2010                  9,991.00                 9,999.63               10,001.18
12/31/2010                  9,991.00                10,001.43               10,002.47
 1/31/2011                 10,010.00                10,010.36               10,003.67
 2/28/2011                 10,032.00                10,022.47               10,004.81
 3/31/2011                 10,043.00                10,028.04               10,006.00
 4/30/2011                 10,076.00                10,046.48               10,007.05
 5/31/2011                 10,117.00                10,055.32               10,007.83
 6/30/2011                 10,120.00                10,057.04               10,008.33
 7/31/2011                 10,141.00                10,063.96               10,008.65
 8/31/2011                 10,133.00                10,054.67               10,009.13
 9/30/2011                 10,118.00                10,041.28               10,009.51
10/31/2011                 10,150.00                10,055.48               10,009.88
11/30/2011                 10,142.00                10,053.10               10,009.99
12/31/2011                 10,150.00                10,058.88               10,010.08
 1/31/2012                 10,204.00                10,092.30               10,010.18
 2/29/2012                 10,239.00                10,111.50               10,010.40
 3/31/2012                 10,253.00                10,127.40               10,010.84
 4/30/2012                 10,288.00                10,141.92               10,011.41
 5/31/2012                 10,291.00                10,147.98               10,012.11
 6/30/2012                 10,316.00                10,158.77               10,012.73
 7/31/2012                 10,350.00                10,185.09               10,013.41
 8/31/2012                 10,386.00                10,204.92               10,014.13
 9/30/2012                 10,419.00                10,224.24               10,014.91
10/31/2012                 10,444.00                10,232.20               10,015.75
11/30/2012                 10,458.00                10,234.96               10,016.52
12/31/2012                 10,468.00                10,238.23               10,017.27
 1/31/2013                 10,492.00                10,248.67               10,017.85
 2/28/2013                 10,516.00                10,255.22               10,018.30
 3/31/2013                 10,531.00                10,260.54               10,018.91
 4/30/2013                 10,544.00                10,271.15               10,019.57
 5/31/2013                 10,536.00                10,266.32               10,020.21
 6/30/2013                 10,506.00                10,245.46               10,020.62
 7/31/2013                 10,528.00                10,253.75               10,020.97
 8/31/2013                 10,528.00                10,254.22               10,021.29
 9/30/2013                 10,558.00                10,266.89               10,021.57
10/31/2013                 10,579.00                10,277.35               10,021.79
11/30/2013                 10,600.00                10,287.15               10,021.98
12/31/2013                 10,606.00                10,289.73               10,022.29
 1/31/2014                 10,627.00                10,300.80               10,022.77
 2/28/2014                 10,648.00                10,308.34               10,023.19
 3/31/2014                 10,648.00                10,313.97               10,023.54
 4/30/2014                 10,669.00                10,322.00               10,023.83
 5/31/2014                 10,690.00                10,332.41               10,024.15
 6/30/2014                 10,700.00                10,337.75               10,024.41
 7/31/2014                 10,694.00                10,341.86               10,024.66
 8/31/2014                 10,716.00                10,346.94               10,024.92
 9/30/2014                 10,699.00                10,346.74               10,025.15
10/31/2014                 10,722.00                10,349.11               10,025.36
11/30/2014                 10,732.00                10,350.04               10,025.51
12/31/2014                 10,708.00                10,339.79               10,025.63
 1/31/2015                 10,741.00                10,348.80               10,025.80
 2/28/2015                 10,753.00                10,358.29               10,025.98
 3/31/2015                 10,764.00                10,365.85               10,026.18
 4/30/2015                 10,776.00                10,372.57               10,026.34
 5/31/2015                 10,788.00                10,378.24               10,026.48
 6/30/2015                 10,779.00                10,376.65               10,026.59
 7/31/2015                 10,780.00                10,378.45               10,026.68
 8/31/2015                 10,759.00                10,374.04               10,026.93
 9/30/2015                 10,738.00                10,372.65               10,027.19
10/31/2015                 10,759.00                10,378.24               10,027.43
11/30/2015                 10,747.00                10,377.42               10,027.71
12/31/2015                 10,710.00                10,370.30               10,028.48
 1/31/2016                 10,688.00                10,375.49               10,029.73
 2/29/2016                 10,687.00                10,372.93               10,031.54
 3/31/2016                 10,741.00                10,398.67               10,033.87
 4/30/2016                 10,785.00                10,425.76               10,036.24
 5/31/2016                 10,797.00                10,439.47               10,038.38
 6/30/2016                 10,830.00                10,456.44               10,040.38
 7/31/2016                 10,863.00                10,478.49               10,042.61
 8/31/2016                 10,876.00                10,491.94               10,045.00
 9/30/2016                 10,889.00                10,503.99               10,047.41
10/31/2016                 10,900.00                10,516.19               10,049.94
11/30/2016                 10,880.00                10,519.90               10,052.53
12/31/2016                 10,895.00                10,532.21               10,055.64

                                   [END CHART]

                        Data from 10/31/10 to 12/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Ultra Short-Term Bond Fund Shares to the following benchmarks:

o The unmanaged Lipper Ultra Short Obligations Funds Index tracks the total return performance of the 30 largest funds within the Lipper Ultra Short Obligations Funds category.

o The unmanaged Citigroup 3-Month U.S. Treasury Bill Index represents the total return received by investors of 3-month U.S. Treasury securities.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Ultra Short Obligations Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Ultra Short Obligations Funds Index and Citigroup 3-Month U.S. Treasury Bill Index is calculated from the end of the month, October 31, 2010, while the Fund Shares commenced operations on October 18, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================
                                                        INVESTMENT OVERVIEW |  5

================================================================================

USAA ULTRA SHORT-TERM BOND FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UUSIX)

--------------------------------------------------------------------------------
                                        12/31/16                    12/31/15
--------------------------------------------------------------------------------
Net Assets                           $18.7 Million               $22.5 Million
Net Asset Value Per Share                $9.98                      $9.94
Dollar-Weighted Average
 Portfolio Maturity                     0.9 Year                   1.0 Year

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                                            SINCE INCEPTION 7/12/13
    1.69%                                                      1.05%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 12/31/16           EXPENSE RATIO AS OF 12/31/15**
--------------------------------------------------------------------------------
                 1.48%                                     0.57%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

* Calculated as prescribed by the Securities and Exchange Commission.

** The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

6  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                            USAA ULTRA                 LIPPER ULTRA             CITIGROUP
                        SHORT-TERM BOND FUND         SHORT OBLIGATIONS         3-MONTH U.S.
                        INSTITUTIONAL SHARES            FUNDS INDEX         TREASURY BILL INDEX
 7/31/2013                  $10,016.00                  $10,000.00              $10,000.00
 8/31/2013                   10,016.00                   10,000.46               10,000.32
 9/30/2013                   10,045.00                   10,012.81               10,000.60
10/31/2013                   10,076.00                   10,023.02               10,000.82
11/30/2013                   10,086.00                   10,032.58               10,001.01
12/31/2013                   10,091.00                   10,035.09               10,001.32
 1/31/2014                   10,111.00                   10,045.89               10,001.80
 2/28/2014                   10,132.00                   10,053.24               10,002.22
 3/31/2014                   10,131.00                   10,058.74               10,002.57
 4/30/2014                   10,152.00                   10,066.56               10,002.85
 5/31/2014                   10,173.00                   10,076.72               10,003.17
 6/30/2014                   10,183.00                   10,081.92               10,003.43
 7/31/2014                   10,178.00                   10,085.93               10,003.69
 8/31/2014                   10,200.00                   10,090.89               10,003.95
 9/30/2014                   10,193.00                   10,090.70               10,004.17
10/31/2014                   10,205.00                   10,093.00               10,004.38
11/30/2014                   10,215.00                   10,093.91               10,004.53
12/31/2014                   10,192.00                   10,083.91               10,004.65
 1/31/2015                   10,224.00                   10,092.70               10,004.83
 2/28/2015                   10,236.00                   10,101.95               10,005.00
 3/31/2015                   10,247.00                   10,109.33               10,005.20
 4/30/2015                   10,268.00                   10,115.89               10,005.36
 5/31/2015                   10,280.00                   10,121.41               10,005.50
 6/30/2015                   10,262.00                   10,119.86               10,005.61
 7/31/2015                   10,263.00                   10,121.62               10,005.70
 8/31/2015                   10,243.00                   10,117.31               10,005.95
 9/30/2015                   10,222.00                   10,115.96               10,006.21
10/31/2015                   10,252.00                   10,121.41               10,006.45
11/30/2015                   10,239.00                   10,120.61               10,006.73
12/31/2015                   10,197.00                   10,113.67               10,007.50
 1/31/2016                   10,186.00                   10,118.73               10,008.74
 2/29/2016                   10,185.00                   10,116.23               10,010.54
 3/31/2016                   10,226.00                   10,141.33               10,012.88
 4/30/2016                   10,267.00                   10,167.76               10,015.24
 5/31/2016                   10,277.00                   10,181.12               10,017.37
 6/30/2016                   10,319.00                   10,197.68               10,019.37
 7/31/2016                   10,339.00                   10,219.18               10,021.60
 8/31/2016                   10,350.00                   10,232.30               10,023.98
 9/30/2016                   10,362.00                   10,244.05               10,026.38
10/31/2016                   10,372.00                   10,255.95               10,028.91
11/30/2016                   10,363.00                   10,259.56               10,031.49
12/31/2016                   10,368.00                   10,271.57               10,034.60

                                   [END CHART]

                         Data from 7/31/13 to 12/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Ultra Short-Term Bond Fund Institutional Shares to the Fund's benchmarks listed above (see page 5 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Ultra Short Obligations Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Ultra Short Obligations Funds Index and Citigroup 3-Month U.S. Treasury Bill Index is calculated from the end of the month, July 31, 2013, while the Institutional Shares initially invested in securities on July 15, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                         o ASSET ALLOCATION  - 12/31/16 o

                         [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                                     37.1%
EURODOLLAR AND YANKEE OBLIGATIONS                                         16.1%
ASSET-BACKED SECURITIES                                                   12.0%
VARIABLE-RATE DEMAND NOTES                                                12.0%
COMMERCIAL MORTGAGE SECURITIES                                             9.5%
COMMERCIAL PAPER                                                           6.6%
MONEY MARKET FUNDS                                                         3.3%
COLLATERALIZED LOAN OBLIGATIONS                                            2.3%
MUNICIPAL BONDS                                                            1.2%

                                   [END CHART]

Percentages are of the net assets of the Fund, and may not equal 100%.

================================================================================

8  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

                      o PORTFOLIO RATINGS MIX - 12/31/16 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                      17.0%
AA                                                                       20.6%
A                                                                        25.6%
BBB                                                                      33.3%
BELOW INVESTMENT-GRADE                                                    2.1%
UNRATED                                                                   1.4%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to- maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 12-23

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2016:

                       LONG-TERM                     QUALIFIED
                      CAPITAL GAIN                   INTEREST
                    DISTRIBUTIONS(1)                  INCOME
                   -------------------------------------------
                        $65,000                     $3,892,000
                   -------------------------------------------

(1) Pursuant to Section 852 of the Internal Revenue Code.

================================================================================

10  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA ULTRA SHORT-TERM BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Ultra Short-Term Bond Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Ultra Short-Term Bond Fund at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

San Antonio, Texas
February 21, 2017

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2016

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                                    COUPON                       VALUE
(000)         SECURITY                                                                     RATE      MATURITY          (000)
----------------------------------------------------------------------------------------------------------------------------
              BONDS (78.2%)

              CORPORATE OBLIGATIONS (37.1%)

              CONSUMER DISCRETIONARY (2.2%)
              ----------------------------
              CABLE & SATELLITE (1.1%)
$     4,000   Charter Communications Operating, LLC &
                Charter Communications Operating Capital Corp.                             3.58%     7/23/2020      $ 4,084
                                                                                                                    -------
              RESTAURANTS (0.6%)
      2,420   ARAMARK Services, Inc.(a)                                                    3.35      9/07/2019        2,447
                                                                                                                    -------
              SPECIALTY STORES (0.5%)
      1,900   Staples, Inc.                                                                2.75      1/12/2018        1,910
                                                                                                                    -------
              Total Consumer Discretionary                                                                            8,441
                                                                                                                    -------
              CONSUMER STAPLES (1.0%)
              ----------------------
              DRUG RETAIL (0.5%)
      2,000   CVS Health Corp.                                                             2.25     12/05/2018        2,019
                                                                                                                    -------
              PACKAGED FOODS & MEAT (0.5%)
      2,000   Tyson Foods, Inc.                                                            2.65      8/15/2019        2,020
                                                                                                                    -------
              Total Consumer Staples                                                                                  4,039
                                                                                                                    -------
              ENERGY (5.3%)
              ------------
              OIL & GAS EQUIPMENT & SERVICES (0.4%)
      1,580   Cameron International Co.                                                    1.40      6/15/2017        1,580
                                                                                                                    -------
              OIL & GAS EXPLORATION & PRODUCTION (0.9%)
      1,650   EQT Corp.                                                                    5.15      3/01/2018        1,702
      1,630   QEP Resources, Inc.                                                          6.80      4/01/2018        1,687
                                                                                                                    -------
                                                                                                                      3,389
                                                                                                                    -------
              OIL & GAS REFINING & MARKETING (0.5%)
      1,915   EnLink Midstream Partners, LP                                                2.70      4/01/2019        1,917
                                                                                                                    -------
              OIL & GAS STORAGE & TRANSPORTATION (3.5%)
      3,000   Boardwalk Pipelines, LLC                                                     5.50      2/01/2017        3,008
      1,000   Buckeye Partners, LP                                                         2.65     11/15/2018        1,007
        780   Columbia Pipeline Group, Inc.                                                3.30      6/01/2020          795
      3,000   DCP Midstream Operating, LP                                                  2.50     12/01/2017        2,992
      2,000   Enable Oklahoma Intrastate Transmission, LLC(b)                              6.25      3/15/2020        2,120

================================================================================

12  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                                    COUPON                       VALUE
(000)         SECURITY                                                                     RATE      MATURITY          (000)
----------------------------------------------------------------------------------------------------------------------------
$     1,000   NGPL PipeCo, LLC(b)                                                          7.12%    12/15/2017      $ 1,048
      1,584   Plains All American Pipeline, LP                                             8.75      5/01/2019        1,804
      1,000   Plains All American Pipeline, LP                                             2.60     12/15/2019        1,002
                                                                                                                    -------
                                                                                                                     13,776
                                                                                                                    -------
              Total Energy                                                                                           20,662
                                                                                                                    -------
              FINANCIALS (12.6%)
              -----------------
              CONSUMER FINANCE (2.1%)
      6,000   American Express Bank, FSB                                                   0.96(c)   6/12/2017        5,998
      2,000   Capital One Bank, N.A.                                                       2.25      2/13/2019        2,010
                                                                                                                    -------
                                                                                                                      8,008
                                                                                                                    -------
              DIVERSIFIED BANKS (2.2%)
      1,000   Bank of America Corp.                                                        1.92(c)   1/15/2019        1,009
      1,000   Citigroup, Inc.                                                              2.61(c)   5/15/2018        1,016
      1,000   Citigroup, Inc.                                                              2.50      7/29/2019        1,007
      3,620   HSBC USA, Inc.                                                               1.51(c)  11/13/2019        3,610
      2,000   Wells Fargo & Co.                                                            1.23(c)   6/02/2017        2,001
                                                                                                                    -------
                                                                                                                      8,643
                                                                                                                    -------
              LIFE & HEALTH INSURANCE (0.8%)
      2,000   MetLife Global Funding I (b)                                                 1.88      6/22/2018        2,006
      1,000   Protective Life Corp.                                                        6.40      1/15/2018        1,047
                                                                                                                    -------
                                                                                                                      3,053
                                                                                                                    -------
              MULTI-LINE INSURANCE (0.3%)
      1,000   MassMutual Global Funding, LLC(b)                                            2.10      8/02/2018        1,009
                                                                                                                    -------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.4%)
      1,664   AWAS Finance Luxembourg(a)                                                   3.63      7/16/2018        1,679
                                                                                                                    -------
              REGIONAL BANKS (5.8%)
      3,600   Compass Bank                                                                 1.85      9/29/2017        3,592
      4,000   Cullen/Frost Bankers, Inc.                                                   1.44(c)   2/15/2017        3,998
      1,000   Fulton Financial Corp.                                                       5.75      5/01/2017        1,012
      2,740   Huntington National Bank                                                     2.40      4/01/2020        2,729
      2,075   KeyCorp                                                                      2.90      9/15/2020        2,101
      1,000   MUFG Union Bank, N.A.                                                        2.63      9/26/2018        1,011
      4,225   National City Bank                                                           1.32(c)   6/07/2017        4,227
      1,000   PNC Bank, N.A.                                                               2.20      1/28/2019        1,006
      2,000   Regions Bank of Birmingham                                                   7.50      5/15/2018        2,143
      1,025   Regions Bank of Birmingham                                                   2.25      9/14/2018        1,029
                                                                                                                    -------
                                                                                                                     22,848
                                                                                                                    -------
              THRIFTS & MORTGAGE FINANCE (1.0%)

      4,000   Chittenden Corp.                                                             1.59(c)   2/14/2017        3,998
                                                                                                                    -------
              Total Financials                                                                                       49,238
                                                                                                                    -------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                                    COUPON                       VALUE
(000)         SECURITY                                                                     RATE      MATURITY          (000)
----------------------------------------------------------------------------------------------------------------------------
              HEALTH CARE (2.2%)
              -----------------
              HEALTH CARE FACILITIES (0.5%)
$     1,860   HCA, Inc.(a)                                                                 2.11%     6/10/2020      $ 1,859
                                                                                                                    -------
              HEALTH CARE SERVICES (1.2%)
      1,947   Express Scripts Holding Co.(a)                                               2.02      4/28/2020        1,939
        768   Laboratory Corp. of America Holdings                                         2.20      8/23/2017          771
      2,000   Quest Diagnostics, Inc.                                                      2.70      4/01/2019        2,021
                                                                                                                    -------
                                                                                                                      4,731
                                                                                                                    -------
              PHARMACEUTICALS (0.5%)
      2,000   Shire Acquisitions Investments Ireland
                Designated Activity Co.                                                    1.90      9/23/2019        1,976
                                                                                                                    -------
              Total Health Care                                                                                       8,566
                                                                                                                    -------
              INDUSTRIALS (4.0%)
              -----------------
              AEROSPACE & DEFENSE (1.0%)
      2,793   Arconic, Inc.                                                                5.72      2/23/2019        2,971
      1,000   Arconic, Inc.                                                                5.40      4/15/2021        1,064
                                                                                                                    -------
                                                                                                                      4,035
                                                                                                                    -------
              AGRICULTURAL & FARM MACHINERY (0.5%)
      1,500   CNH Industrial Capital, LLC                                                  3.25      2/01/2017        1,503
        500   CNH Industrial Capital, LLC                                                  3.38      7/15/2019          504
                                                                                                                    -------
                                                                                                                      2,007
                                                                                                                    -------
              AIRLINES (0.2%)
        742   Continental Airlines, Inc. Pass-Through Trust                                6.25     10/11/2021          771
                                                                                                                    -------
              INDUSTRIAL CONGLOMERATES (0.3%)
      1,000   Roper Technologies, Inc.                                                     2.80     12/15/2021        1,000
                                                                                                                    -------
              TRADING COMPANIES & DISTRIBUTORS (0.8%)
      1,000   International Lease Finance Corp.                                            3.88      4/15/2018        1,021
      1,000   International Lease Finance Corp.(b)                                         7.13      9/01/2018        1,080
      1,000   International Lease Finance Corp.                                            6.25      5/15/2019        1,078
                                                                                                                    -------
                                                                                                                      3,179
                                                                                                                    -------
              TRUCKING (1.2%)
      1,085   Avis Budget Car Rental, LLC(a)                                               3.25      3/15/2019        1,089
      1,000   Penske Truck Leasing Co., LP / PTL Finance Corp.(b)                          2.88      7/17/2018        1,013
        640   Penske Truck Leasing Co., LP / PTL Finance Corp.(b)                          3.20      7/15/2020          648
      2,000   Ryder System, Inc.                                                           2.50      5/11/2020        1,992
                                                                                                                    -------
                                                                                                                      4,742
                                                                                                                    -------
              Total Industrials                                                                                      15,734
                                                                                                                    -------

================================================================================

14  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                                    COUPON                       VALUE
(000)         SECURITY                                                                     RATE      MATURITY          (000)
----------------------------------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (2.4%)
              ----------------------------
              ELECTRONIC COMPONENTS (0.5%)
$     2,000   Amphenol Corp.                                                               2.55%     1/30/2019      $ 2,025
                                                                                                                    -------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
      1,000   FLIR Systems, Inc.                                                           3.13      6/15/2021        1,004
                                                                                                                    -------
              SEMICONDUCTORS (1.2%)
      1,965   NXP B.V.(a)                                                                  2.77      3/04/2017        1,968
      2,575   NXP B.V.(a)                                                                  3.27      1/11/2020        2,588
                                                                                                                    -------
                                                                                                                      4,556
                                                                                                                    -------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.5%)
      2,000   Dell International, LLC(a),(d)                                               3.00     12/31/2018        2,001
                                                                                                                    -------
              Total Information Technology                                                                            9,586
                                                                                                                    -------
              MATERIALS (3.4%)
              ---------------
              COMMODITY CHEMICALS (0.8%)
      3,000   Lyondellbasell Industries N.V.                                               5.00      4/15/2019        3,172
                                                                                                                    -------
              CONSTRUCTION MATERIALS (1.8%)
      7,000   Martin Marietta Materials, Inc.                                              2.10(c)   6/30/2017        7,013
                                                                                                                    -------
              DIVERSIFIED CHEMICALS (0.5%)
      2,000   CF Industries, Inc.                                                          6.88      5/01/2018        2,110
                                                                                                                    -------
              SPECIALTY CHEMICALS (0.3%)
      1,000   Albemarle Corp.                                                              3.00     12/01/2019        1,023
                                                                                                                    -------
              Total Materials                                                                                        13,318
                                                                                                                    -------
              REAL ESTATE (1.9%)
              -----------------
              REITs - HEALTH CARE (0.4%)
        850   Senior Housing Properties Trust                                              3.25      5/01/2019          853
        765   Ventas Realty, LP                                                            2.70      4/01/2020          770
                                                                                                                    -------
                                                                                                                      1,623
                                                                                                                    -------
              REITs - INDUSTRIAL (0.2%)
        600   ProLogis, LP                                                                 4.00      1/15/2018          612
                                                                                                                    -------
              REITs - OFFICE (0.6%)
      2,552   Mack-Cali Realty, LP                                                         2.50     12/15/2017        2,560
                                                                                                                    -------
              REITs - RESIDENTIAL (0.4%)
      1,350   UDR, Inc.                                                                    4.25      6/01/2018        1,395
                                                                                                                    -------
              REITs - RETAIL (0.3%)
        500   Realty Income Corp.                                                          5.38      9/15/2017          513
        500   Regency Centers, LP                                                          4.80      4/15/2021          539
                                                                                                                    -------
                                                                                                                      1,052
                                                                                                                    -------
                Total Real Estate                                                                                     7,242
                                                                                                                    -------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                                    COUPON                       VALUE
(000)         SECURITY                                                                     RATE      MATURITY          (000)
----------------------------------------------------------------------------------------------------------------------------
              UTILITIES (2.1%)
              ---------------
              ELECTRIC UTILITIES (1.8%)
$     2,000   FirstEnergy Corp.                                                            2.75%     3/15/2018       $ 2,019
      5,000   IPALCO Enterprises, Inc.(e)                                                  5.00      5/01/2018         5,187
                                                                                                                     -------
                                                                                                                       7,206
                                                                                                                     -------
              MULTI-UTILITIES (0.3%)
      1,000   Dominion Resources, Inc.                                                     2.96      7/01/2019         1,013
                                                                                                                     -------
              Total Utilities                                                                                          8,219
                                                                                                                     -------
              Total Corporate Obligations (cost: $144,029)                                                           145,045
                                                                                                                     -------

              EURODOLLAR AND YANKEE OBLIGATIONS (16.1%)

              CONSUMER DISCRETIONARY (2.8%)
              ----------------------------
              AUTOMOBILE MANUFACTURERS (2.8%)
      3,306   Hyundai Capital Services, Inc.(b)                                            1.79(c)   3/18/2017         3,307
      1,765   Nissan Motor Acceptance Corp.(b)                                             1.49(c)   3/03/2017         1,767
      3,000   Nissan Motor Acceptance Corp.(b)                                             1.95      9/12/2017         3,009
      1,000   Nissan Motor Acceptance Corp.(b)                                             2.35      3/04/2019         1,005
      2,000   Volkswagen Group of America Finance, LLC(b)                                  1.29(c)   5/23/2017         1,998
                                                                                                                     -------
                                                                                                                      11,086
                                                                                                                     -------
              Total Consumer Discretionary                                                                            11,086
                                                                                                                     -------
              CONSUMER STAPLES (0.3%)
              ----------------------
              BREWERS (0.3%)
      1,000   Anheuser-Busch InBev Services, LLC                                           1.58(c)   8/01/2018         1,006
                                                                                                                     -------
              ENERGY (1.9%)
              ------------
              INTEGRATED OIL & GAS (1.5%)
      3,495   BP Capital Markets plc                                                       1.63      8/17/2017         3,498
      2,300   Shell International Finance B.V.                                             1.35(c)   5/11/2020         2,303
                                                                                                                     -------
                                                                                                                       5,801
                                                                                                                     -------
              OIL & GAS STORAGE & TRANSPORTATION (0.4%)
      1,500   Enbridge, Inc.                                                               1.38(c)   6/02/2017         1,500
                                                                                                                     -------
              Total Energy                                                                                             7,301
                                                                                                                     -------
              FINANCIALS (7.3%)
              ----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.4%)
      1,500   Brookfield Asset Management, Inc.                                            5.80      4/25/2017         1,519
                                                                                                                     -------
              DIVERSIFIED BANKS (5.1%)
      2,000   Banco Santander Chile(b)                                                     1.78(c)   4/11/2017         1,998
      1,700   Bank of Nova Scotia                                                          2.05      6/05/2019         1,702

================================================================================

16  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                                    COUPON                       VALUE
(000)         SECURITY                                                                     RATE      MATURITY          (000)
----------------------------------------------------------------------------------------------------------------------------
$     2,000   Barclays Bank plc(b)                                                         6.05%    12/04/2017      $ 2,067
      1,000   ING Bank N.V.(b)                                                             1.54(c)  10/01/2019        1,003
      3,000   Royal Bank of Canada                                                         1.88      2/05/2020        2,987
      2,000   Santander UK plc                                                             1.47(c)   3/13/2017        2,000
      2,000   Stadshypotek AB                                                              1.88     10/02/2019        1,991
      2,225   Standard Chartered Bank(b)                                                   6.40      9/26/2017        2,290
      2,000   Swedbank AB(b)                                                               1.75      3/12/2018        2,001
      2,000   Toronto Dominion Bank                                                        2.63      9/10/2018        2,031
                                                                                                                    -------
                                                                                                                     20,070
                                                                                                                    -------
              DIVERSIFIED CAPITAL MARKETS (0.5%)
      2,000   Deutsche Bank AG                                                             1.51(c)   2/13/2017        1,999
                                                                                                                    -------
              PROPERTY & CASUALTY INSURANCE (1.3%)
      2,000   QBE Insurance Group Ltd.(b)                                                  2.40      5/01/2018        2,004
      3,000   Suncorp-Metway Ltd.(b)                                                       1.70(c)   3/28/2017        3,002
                                                                                                                    -------
                                                                                                                      5,006
                                                                                                                    -------
              Total Financials                                                                                       28,594
                                                                                                                    -------
              INDUSTRIALS (2.2%)
              -----------------
              AEROSPACE & DEFENSE (0.6%)
      1,400   BAE Systems Holdings, Inc.(b)                                                6.38      6/01/2019        1,528
      1,000   BAE Systems Holdings, Inc.(b)                                                2.85     12/15/2020        1,003
                                                                                                                    -------
                                                                                                                      2,531
                                                                                                                    -------
              INDUSTRIAL CONGLOMERATES (1.3%)
      5,000   Hutchison Whampoa International Ltd.(b)                                      2.00     11/08/2017        5,009
                                                                                                                    -------
              MARINE (0.3%)
      1,000   A.P. Moeller-Maersk A/S(b)                                                   2.55      9/22/2019          997
                                                                                                                    -------
              Total Industrials                                                                                       8,537
                                                                                                                    -------
              MATERIALS (0.8%)
              ---------------
              DIVERSIFIED METALS & MINING (0.5%)
      1,000   Glencore Funding, LLC(b)                                                     2.24(c)   1/15/2019        1,007
      1,000   Glencore Funding, LLC(b)                                                     3.13      4/29/2019        1,008
                                                                                                                    -------
                                                                                                                      2,015
                                                                                                                    -------
              STEEL (0.3%)
        500   ArcelorMittal                                                                6.13      6/01/2018          528
        500   ArcelorMittal                                                                5.13      6/01/2020          526
                                                                                                                    -------
                                                                                                                      1,054
                                                                                                                    -------
              Total Materials                                                                                         3,069
                                                                                                                    -------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                                    COUPON                       VALUE
(000)         SECURITY                                                                     RATE      MATURITY          (000)
----------------------------------------------------------------------------------------------------------------------------
              REAL ESTATE (0.8%)
              -----------------
              REAL ESTATE SERVICES (0.5%)
$     2,000   Prologis(b)                                                                  4.88%     2/15/2020      $ 2,090
                                                                                                                    -------
              REITs - RETAIL (0.3%)
      1,000   Scentre Group Trust(b)                                                       2.38     11/05/2019        1,000
                                                                                                                    -------
              Total Real Estate                                                                                       3,090
                                                                                                                    -------
              Total Eurodollar and Yankee Obligations (cost: $62,590)                                                62,683
                                                                                                                    -------

              ASSET-BACKED SECURITIES (12.0%)

              FINANCIALS (12.0%)
              -----------------
              ASSET-BACKED FINANCING (12.0%)
        409   AmeriCredit Automobile Receivables Trust                                     1.57      1/08/2019          409
      2,600   AmeriCredit Automobile Receivables Trust                                     3.13     10/08/2020        2,642
        195   ARI Fleet Lease Trust(b)                                                     0.81     11/15/2022          195
      2,542   Avis Budget Rental Car Funding, LLC(b)                                       4.00      5/21/2018        2,548
      1,843   California Republic Auto Receivables Trust                                   1.57     12/16/2019        1,845
      2,200   California Republic Auto Receivables Trust                                   2.30     12/16/2019        2,216
      1,000   California Republic Auto Receivables Trust                                   2.34      4/15/2020        1,008
      1,350   CarMax Auto Owner Trust                                                      2.17     10/15/2020        1,353
      2,500   Chase Issuance Trust                                                         1.16(c)   4/15/2019        2,500
      1,507   CIT Equipment Collateral(b)                                                  1.50     10/21/2019        1,507
      1,295   CIT Equipment Collateral(b)                                                  2.15      2/20/2020        1,296
      1,000   CNH Equipment Trust                                                          1.61      5/17/2021        1,002
      1,053   Credit Acceptance Auto Loan Trust(b)                                         1.88      3/15/2022        1,055
      1,675   Dell Equipment Finance Trust(b)                                              2.75      9/22/2020        1,684
        214   Enterprise Fleet Financing, LLC(b)                                           0.87      9/20/2019          213
      2,000   Enterprise Fleet Financing, LLC(b)                                           2.04      2/22/2022        1,975
      1,267   First Investors Auto Owner Trust(b)                                          2.26      3/15/2019        1,268
      1,000   Hertz Fleet Lease Funding, LP(b)                                             2.66(c)  12/10/2027          997
      2,000   Hertz Fleet Lease Funding, LP(b)                                             1.76(c)   4/10/2030        2,018
      1,500   Huntington Auto Trust "B"                                                    1.95      6/15/2021        1,501
      1,420   Huntington Auto Trust "C"                                                    2.15      6/15/2021        1,419
      1,045   M&T Bank Auto Receivables Trust(b)                                           2.16      3/15/2019        1,046
        308   MMAF Equipment Finance, LLC(b)                                               1.35     10/10/2018          308
      1,269   Prestige Auto Receivables Trust(b)                                           1.52      4/15/2020        1,270
      1,000   Prestige Auto Receivables Trust(b)                                           2.40      4/15/2021          992
        242   Santander Drive Auto Receivables Trust                                       1.45      5/15/2019          242
      2,526   Santander Drive Auto Receivables Trust                                       2.91      4/15/2020        2,558
      1,000   Santander Drive Auto Receivables Trust                                       2.74     12/15/2021        1,008
      2,000   Securitized Term Auto Receivables Trust(b)                                   1.52      3/25/2020        1,989
      1,887   TCF Auto Receivables Owner Trust                                             1.49     12/16/2019        1,888

================================================================================

18  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                                    COUPON                       VALUE
(000)         SECURITY                                                                     RATE      MATURITY          (000)
----------------------------------------------------------------------------------------------------------------------------
$     2,000   TCF Auto Receivables Owner Trust(b)                                          2.55%     4/15/2021      $ 2,015
      1,000   Wheels SPV, LLC(b)                                                           1.59      5/20/2025          996
      2,000   Wheels SPV, LLC(b)                                                           1.87      5/20/2025        1,978
                                                                                                                    -------
                                                                                                                     46,941
                                                                                                                    -------
              Total Financials                                                                                       46,941
                                                                                                                    -------
              Total Asset-Backed Securities (cost: $46,912)                                                          46,941
                                                                                                                    -------

              COLLATERALIZED LOAN OBLIGATIONS (2.3%)

              FINANCIALS (2.3%)
              ----------------
      1,000   Annisa Ltd.(b)                                                               2.00(c)   7/20/2028        1,001
      1,826   Babson Ltd.(b)                                                               2.15(c)   5/15/2023        1,829
      2,000   Cent, LP(b)                                                                  2.19(c)   1/30/2025        2,000
      2,000   Marine Park Ltd.(b)                                                          2.19(c)   5/18/2023        1,999
      2,000   Neuberger Berman Ltd.(b)                                                     2.33(c)   4/15/2026        2,000
                                                                                                                    -------
              Total Financials                                                                                        8,829
                                                                                                                    -------
              Total Collateralized Loan Obligations (cost: $8,827)                                                    8,829
                                                                                                                    -------

              COMMERCIAL MORTGAGE SECURITIES (9.5%)

              FINANCIALS (9.5%)
              ----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (9.1%)
        218   Banc of America Commercial Mortgage, Inc.                                    4.73      7/10/2043          218
      1,344   Banc of America Commercial Mortgage, Inc.                                    6.24      2/10/2051        1,379
      2,000   Banc of America Commercial Mortgage, Inc.                                    6.28      2/10/2051        2,078
      1,500   Banc of America Merrill Lynch Commercial
                Mortgage Securities Trust(b)                                               1.50      6/15/2028        1,500
      1,500   Banc of America Merrill Lynch Commercial
                Mortgage Securities Trust(b)                                               1.80      6/15/2028        1,500
        908   Barclays Commercial Mortgage Securities, LLC(b)                              1.81      2/15/2028          907
      2,000   Barclays Commercial Mortgage Securities, LLC(b)                              2.30      2/15/2028        1,976
      1,000   CGBAM Commercial Mortgage Trust                                              3.21      4/10/2028        1,003
      1,700   Commercial Mortgage Trust(b)                                                 2.20      2/13/2032        1,700
      1,240   Commercial Mortgage Trust                                                    1.28      8/10/2046        1,238
      2,800   FREMF Mortgage Trust(b)                                                      5.36     12/25/2046        3,026
        861   Greenwich Capital Commercial Funding Corp.                                   5.76      7/10/2038          861
        352   GS Mortgage Securities Trust                                                 1.21      7/10/2046          352
      1,230   GS Mortgage Securities Trust                                                 1.51      9/10/2047        1,230
      2,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(b)                                                        1.60     10/15/2029        1,985
      3,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(b)                                                        2.10     10/15/2029        2,952

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                                    COUPON                       VALUE
(000)         SECURITY                                                                     RATE      MATURITY          (000)
----------------------------------------------------------------------------------------------------------------------------
$       288   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(b)                                                        2.45%    12/15/2030      $   288
         50   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                                           5.12      7/15/2041           49
        935   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(b)                                                        3.62     11/15/2043          949
        920   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(b)                                                        4.39      2/15/2046          947
         54   LB-UBS Commercial Mortgage Trust                                             4.57      1/15/2031           54
      1,866   Morgan Stanley-BAML Trust                                                    1.55      8/15/2047        1,866
      3,375   SCG Trust(b)                                                                 2.10     11/15/2026        3,377
      3,000   Wells Fargo Commercial Mortgage Trust(b)                                     1.57      2/15/2027        3,006
      1,000   Wells Fargo Commercial Mortgage Trust(b)                                     2.05      2/15/2027        1,005
                                                                                                                    -------
                                                                                                                     35,446
                                                                                                                    -------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.4%)
     10,147   Fannie Mae(+)(f)                                                             2.11     12/25/2019          283
      6,136   Freddie Mac(+)(f)                                                            1.00      4/25/2017           16
      5,125   Freddie Mac(+)(f)                                                            3.00      1/25/2019          204
      5,575   Freddie Mac(+)(f)                                                            1.00     11/25/2019          167
     27,787   GS Mortgage Securities Trust(b),(g)                                          0.68      3/10/2044          643
     11,376   JPMBB Commercial Mortgage Securities Trust(g)                                1.00      4/15/2047          418
                                                                                                                    -------
                                                                                                                      1,731
                                                                                                                    -------
              Total Financials                                                                                       37,177
                                                                                                                    -------
              Total Commercial Mortgage Securities (cost: $36,882)                                                   37,177
                                                                                                                    -------

              MUNICIPAL BONDS (1.2%)
              GENERAL OBLIGATION (0.8%)
      2,000   Scranton School District(b)                                                  3.13     12/01/2025        1,991
      1,250   Town of Stratford                                                            2.49      8/15/2017        1,259
                                                                                                                    -------
                                                                                                                      3,250
                                                                                                                    -------
              SALES TAX (0.3%)
      1,000   Arizona School Facilities Board                                              2.08      9/01/2018        1,009
                                                                                                                    -------
              TOLL ROADS (0.1%)
        500   Tampa-Hillsborough County Expressway Auth.                                   1.79      7/01/2017          500
                                                                                                                    -------
              Total Municipal Bonds (cost: $4,750)                                                                    4,759
                                                                                                                    -------
              Total Bonds (cost: $303,990)                                                                          305,434
                                                                                                                    -------

================================================================================

20  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                                    COUPON                       VALUE
(000)         SECURITY                                                                     RATE      MATURITY          (000)
----------------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (21.9%)

              COMMERCIAL PAPER (6.6%)

              CONSUMER DISCRETIONARY (0.9%)
              ----------------------------
              AUTOMOBILE MANUFACTURERS (0.4%)
$     1,576   Hyundai Capital America(b),(h)                                               0.93%     1/06/2017      $ 1,576
                                                                                                                    -------
              AUTOMOTIVE RETAIL (0.5%)
      2,000   Autozone, Inc.(b),(h)                                                        1.00      1/17/2017        1,999
                                                                                                                    -------
              Total Consumer Discretionary                                                                            3,575
                                                                                                                    -------
              FINANCIALS (4.2%)
              ----------------
              ASSET-BACKED FINANCING (4.2%)
      2,000   Gotham Funding Corp.(b),(h)                                                  0.81      1/12/2017        1,999
      2,000   Gotham Funding Corp.(b),(h)                                                  0.83      1/18/2017        1,999
      1,545   LMA Americas, LLC(b),(h)                                                     0.78      1/04/2017        1,545
        950   LMA Americas, LLC(b),(h)                                                     0.90      2/02/2017          949
      2,500   LMA Americas, LLC(b),(h)                                                     0.98      3/01/2017        2,496
      1,500   Nieuw Amsterdam Receivables Corp.(b),(h)                                     0.78      1/10/2017        1,500
      1,899   Nieuw Amsterdam Receivables Corp.(b),(h)                                     0.81      2/01/2017        1,898
      1,600   Victory Receivables Corp.(b),(h)                                             0.83      1/11/2017        1,600
      2,500   Victory Receivables Corp.(b),(h)                                             0.82      1/20/2017        2,499
                                                                                                                    -------
                                                                                                                     16,485
                                                                                                                    -------
              Total Financials                                                                                       16,485
                                                                                                                    -------
              MATERIALS (0.5%)
              ---------------
              COMMODITY CHEMICALS (0.5%)
      1,700   Lyondellbasell Industries N.V.(b),(h)                                        0.70      1/03/2017        1,700
                                                                                                                    -------
              UTILITIES (1.0%)
              ---------------
              ELECTRIC UTILITIES (1.0%)
      4,000   Pacific Gas & Electric Co.(b),(h)                                            0.80      1/05/2017        4,000
                                                                                                                    -------
              Total Commercial Paper                                                                                 25,760
                                                                                                                    -------

              VARIABLE-RATE DEMAND NOTES (12.0%)
              CONSUMER DISCRETIONARY (0.9%)
              ----------------------------
              AUTOMOTIVE RETAIL (0.9%)
      3,355   Athens-Clarke County (LOC - SunTrust Bank)                                   0.80     12/01/2024        3,355
                                                                                                                    -------
              ENERGY (1.7%)
              ------------
              OIL & GAS REFINING & MARKETING (1.7%)
      1,000   Port of Port Arthur Navigation District                                      0.85     12/01/2039        1,000
      1,700   Port of Port Arthur Navigation District                                      0.85     11/01/2040        1,700

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                             MARKET
AMOUNT                                                                                    COUPON                       VALUE
(000)         SECURITY                                                                     RATE      MATURITY          (000)
----------------------------------------------------------------------------------------------------------------------------
$     3,800   Port of Port Arthur Navigation District                                      0.85%    11/01/2040      $ 3,800
                                                                                                                    -------
                                                                                                                      6,500
                                                                                                                    -------
              Total Energy                                                                                            6,500
                                                                                                                    -------
              INDUSTRIALS (1.1%)
              -----------------
              AIRPORT SERVICES (1.1%)
      4,350   Metropolitan Nashville Airport Auth.
                (LOC - Regions Bank)                                                       2.12      4/01/2030        4,350
                                                                                                                    -------
              MATERIALS (1.8%)
              ---------------
              STEEL (1.8%)
      2,700   Blytheville                                                                  1.00      6/01/2028        2,700
      4,325   Indiana Finance Auth. (LOC - Banco Bilbao
                Vizcaya Argentaria S.A.)                                                   0.88      8/01/2030        4,325
                                                                                                                    -------
                                                                                                                      7,025
                                                                                                                    -------
              Total Materials                                                                                         7,025
                                                                                                                    -------
              MUNICIPAL BONDS (3.0%)
              ---------------------
              APPROPRIATED DEBT (1.3%)
      5,015   Pittsburgh & Allegheny County Sports &
                Exhibition Auth. (INS) (LIQ)                                               0.90     11/01/2039        5,015
                                                                                                                    -------
              ELECTRIC/GAS UTILITIES (1.3%)
      5,000   Columbia IDB                                                                 0.78     12/01/2037        5,000
                                                                                                                    -------
              MULTIFAMILY HOUSING (0.4%)
        915   Albany Housing Auth. (LOC - Citizens Financial
                Group)                                                                     1.00     12/01/2025          915
        930   Gwinnett County Housing Auth.
                (LOC - SunTrust Bank)                                                      0.91      3/01/2041          930
                                                                                                                    -------
                                                                                                                      1,845
                                                                                                                    -------
              Total Municipal Bonds                                                                                  11,860
                                                                                                                    -------
              REAL ESTATE (1.0%)
              -----------------
              REAL ESTATE OPERATING COMPANIES (1.0%)
      3,800   MOBR-04, LLC (LOC - Compass Bank)                                            1.95      9/01/2024        3,800
                                                                                                                    -------
              UTILITIES (2.5%)
              ---------------
              ELECTRIC UTILITIES (2.5%)
      5,000   Indiana Dev. Finance Auth.                                                   0.90     12/01/2038        5,000
      5,000   Jacksonville                                                                 0.71      5/01/2029        5,000
                                                                                                                    -------
                                                                                                                     10,000
                                                                                                                    -------
              Total Utilities                                                                                        10,000
                                                                                                                    -------
              Total Variable-Rate Demand Notes                                                                       46,890
                                                                                                                    -------

================================================================================

22  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      MARKET
NUMBER                                                                                                                 VALUE
OF SHARES     SECURITY                                                                                                 (000)
----------------------------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (3.3%)
13,099,473    State Street Institutional Treasury Money Market Fund Premier Class, 0.40%(i)                         $ 13,100
                                                                                                                    --------
              Total Money Market Instruments (cost: $85,749)                                                          85,750
                                                                                                                    --------
              Total Investments (cost: $389,739)                                                                    $391,184
                                                                                                                    ========

----------------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                         VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------------------------------
ASSETS                                                    LEVEL 1            LEVEL 2           LEVEL 3                 TOTAL
----------------------------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                                   $     -           $145,045               $ -              $145,045
  Eurodollar and Yankee Obligations                             -             62,683                 -                62,683
  Asset-Backed Securities                                       -             46,941                 -                46,941
  Collateralized Loan Obligations                               -              8,829                 -                 8,829
  Commercial Mortgage Securities                                -             37,177                 -                37,177
  Municipal Bonds                                               -              4,759                 -                 4,759

Money Market Instruments:
  Commercial Paper                                              -             25,760                 -                25,760
  Variable-Rate Demand Notes                                    -             46,890                 -                46,890
  Government & U.S. Treasury
     Money Market Funds                                    13,100                  -                 -                13,100
----------------------------------------------------------------------------------------------------------------------------
Total                                                     $13,100           $378,084               $ -              $391,184
----------------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investment for additional industry, country, or geographic region classifications.

For the period of January 1, 2016, through December 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 19.5% of net assets at December 31, 2016.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for

================================================================================

24  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

    principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED LOAN OBLIGATIONS (CLOs) - Collateralized loan obligations are securities issued by entities that are collateralized by a pool of loans. CLOs are issued in multiple classes (tranches), and can be equity or debt with specific adjustable or fixed interest rates, and varying maturities. The cash flow from the underlying loans is used to pay off each tranche separately within the debt, or senior tranches. Equity, or subordinated tranches, typically are not paid a cash flow but do offer ownership in the CLO itself in the event of a sale.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    IDB    Industrial Development Board
    REIT   Real estate investment trust

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by Assured Guaranty Municipal Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from PNC Financial Services Group.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

o SPECIFIC NOTES

(a) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the loan facility and includes commitment fees on unfunded loan commitments. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at December 31, 2016. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA

================================================================================

26  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

        Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

(b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

(c) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at December 31, 2016.

(d) At December 31, 2016, the aggregate market value of securities purchased on a delayed-delivery basis was $2,001,000.

(e) At December 31, 2016, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

(f) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

(g) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at December 31, 2016, was $1,061,000, which represented 0.3% of the Fund's net assets.

(h) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(2) Commercial
        Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act

================================================================================
                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

        of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

(i) Rate represents the money market fund annualized seven-day yield at December 31, 2016.

See accompanying notes to financial statements.

================================================================================

28  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $389,739)                  $391,184
   Cash                                                                                 92
   Receivables:
       Capital shares sold                                                             540
       Interest                                                                      1,560
       Securities sold                                                                  28
                                                                                  --------
           Total assets                                                            393,404
                                                                                  --------
LIABILITIES
   Payables:
       Securities purchased                                                          1,997
       Capital shares redeemed                                                         325
       Dividends on capital shares                                                      34
   Accrued management fees                                                              79
   Accrued transfer agent's fees                                                        11
   Other accrued expenses and payables                                                  93
                                                                                  --------
           Total liabilities                                                         2,539
                                                                                  --------
                Net assets applicable to capital shares outstanding               $390,865
                                                                                  ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                $394,021
   Accumulated net realized loss on investments                                     (4,601)
   Net unrealized appreciation of investments                                        1,445
                                                                                  --------
                Net assets applicable to capital shares outstanding               $390,865
                                                                                  ========
   Net asset value, redemption price, and offering price per share:
           Fund Shares (net assets of $372,155/37,292
                capital shares outstanding, no par value)                         $   9.98
                                                                                  ========
           Institutional Shares (net assets of
                $18,710/1,874 capital shares outstanding, no par value)           $   9.98
                                                                                  ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended December 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                $ 7,852
                                                                                  -------
EXPENSES
   Management fees                                                                  1,146
   Administration and servicing fees:
       Fund Shares                                                                    589
       Institutional Shares                                                            20
   Transfer agent's fees:
       Fund Shares                                                                    350
       Institutional Shares                                                            20
   Custody and accounting fees:
       Fund Shares                                                                    127
       Institutional Shares                                                             6
   Postage:
       Fund Shares                                                                     20
   Shareholder reporting fees:
       Fund Shares                                                                     25
       Institutional Shares                                                             1
   Trustees' fees                                                                      30
   Registration fees:
       Fund Shares                                                                     43
       Institutional Shares                                                            11
   Professional fees                                                                  100
   Other                                                                               20
                                                                                  -------
            Total expenses                                                          2,508
                                                                                  -------
NET INVESTMENT INCOME                                                               5,344
                                                                                  -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss                                                               (4,600)
   Change in net unrealized appreciation/(depreciation)                             6,349
                                                                                  -------
            Net realized and unrealized gain                                        1,749
                                                                                  -------
   Increase in net assets resulting from operations                               $ 7,093
                                                                                  =======

See accompanying notes to financial statements.

================================================================================

30  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

--------------------------------------------------------------------------------
                                                               2016         2015
--------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                   $  5,344     $  6,473
   Net realized gain (loss) on investments                   (4,600)         190
   Change in net unrealized appreciation/(depreciation)
       of investments                                         6,349       (6,344)
                                                           ---------------------
       Increase in net assets resulting from operations       7,093          319
                                                           ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                           (5,094)      (5,775)
       Institutional Shares                                    (250)        (698)
                                                           ---------------------
           Total distributions of net investment income      (5,344)      (6,473)
                                                           ---------------------
   Net realized gains:
       Fund Shares                                              (62)        (150)
       Institutional Shares                                      (3)          (8)
                                                           ---------------------
           Total distributions of net realized gains            (65)        (158)
                                                           ---------------------
       Distributions to shareholders                         (5,409)      (6,631)
                                                           ---------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                              (56,447)     (38,097)
   Institutional Shares                                      (3,820)     (46,373)
                                                           ---------------------
       Total net decrease in net assets from
           capital share transactions                       (60,267)     (84,470)
                                                           ---------------------
   Net decrease in net assets                               (58,583)     (90,782)
NET ASSETS
   Beginning of year                                        449,448      540,230
                                                           ---------------------
   End of year                                             $390,865     $449,448
                                                           =====================

See accompanying notes to financial statements.

================================================================================
                                                      FINANCIAL STATEMENTS |  31

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Ultra Short-Term Bond Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek high current income consistent with preservation of principal.

The Fund consists of two classes of shares: Ultra Short-Term Bond Fund Shares (Fund Shares) and Ultra Short-Term Bond Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds

================================================================================

32  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

investment strategy (USAA fund-of-funds). Effective March 1, 2017, the Fund intends to offer a new class of shares, R6 Shares, which will be available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's

================================================================================

                                        NOTES TO FINANCIAL STATEMENTS |       33

================================================================================

        judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Investments in open-end investment companies, commingled, or other funds, other than exchange-traded funds (ETFs), are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    3. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    4. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality,

================================================================================

34  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

        and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of December 31, 2016, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $1,998,000.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended December 31, 2016, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

36   | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended December 31, 2016, the Fund paid CAPCO facility fees of $3,000, which represents 0.6% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended December 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

The tax character of distributions paid during the years ended December 31, 2016, and 2015, was as follows:

                                                2016                     2015
                                            ------------------------------------
Ordinary income*                            $5,344,000                $6,523,000
Long-term realized capital gain                 65,000                   108,000
                                            ----------                ----------
     Total distributions paid               $5,409,000                $6,631,000
                                            ==========                ==========

As of December 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                       $    36,000
Accumulated capital and other losses                                  (4,599,000)
Unrealized appreciation of investments                                 1,441,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and passive foreign investment company adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2016, the Fund had net capital loss carryforwards of $4,599,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                               CAPITAL LOSS CARRYFORWARDS
                       ------------------------------------------
                                     TAX CHARACTER
                       ------------------------------------------
                       (NO EXPIRATION)                  BALANCE
                       --------------                 -----------
                           Short-Term                  $2,841,000
                           Long-Term                    1,758,000
                                                       ----------
                                Total                  $4,599,000
                                                       ==========

================================================================================

38  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

For the year ended December 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2016, were $97,719,000 and $198,492,000, respectively.

As of December 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $389,743,000.

Gross unrealized appreciation and depreciation of investments as of December 31, 2016, for federal income tax purposes, were $1,881,000 and $440,000, respectively, resulting in net unrealized appreciation of $1,441,000.

(5) CAPITAL SHARE TRANSACTIONS

At December 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                       YEAR ENDED                        YEAR ENDED
                                    DECEMBER 31, 2016                 DECEMBER 31, 2015
-------------------------------------------------------------------------------------------
                                 SHARES            AMOUNT           SHARES         AMOUNT
                                -----------------------------------------------------------
FUND SHARES:
Shares sold                      10,441          $ 104,079          15,241        $ 153,272
Shares issued from reinvested
  dividends                         502              5,002             575            5,776
Shares redeemed                 (16,607)          (165,528)        (19,616)        (197,145)
                                -----------------------------------------------------------
Net decrease from capital
  share transactions             (5,664)         $ (56,447)         (3,800)       $ (38,097)
                                ===========================================================

INSTITUTIONAL SHARES:
Shares sold                       1,069          $  10,671           1,503        $  15,132
Shares issued from reinvested
   dividends                         25                249              70              706
Shares redeemed                  (1,478)           (14,740)         (6,194)         (62,211)
                                -----------------------------------------------------------
Net decrease from capital
   share transactions              (384)         $  (3,820)         (4,621)       $ (46,373)
                                ===========================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. For the year ended December 31, 2016, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average net assets.

================================================================================

40     | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Ultra Short Obligations Funds Index. The Lipper Ultra Short Obligations Funds Index tracks the total return performance of the 30 largest funds in the Lipper Ultra Short Obligation Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
    ------------------------------------------------------------------
    +/- 20 to 50                                +/- 4
    +/- 51 to 100                               +/- 5
    +/- 101 and greater                         +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Ultra Short Obligations Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended December 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $1,146,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $139,000 and $17,000, respectively. For the Fund Shares and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    Institutional Shares, the performance adjustments were 0.04% and 0.09%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and 0.10% of average net assets of the Institutional Shares. For the year ended December 31, 2016, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $589,000 and $20,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2016, the Fund reimbursed the Manager $11,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended December 31, 2016, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $350,000 and $20,000, respectively.

D. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

================================================================================

42    | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of- funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of December 31, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
---------------------------------------------------------------------------------
Target Retirement Income                                                0.2
Target Retirement 2020                                                  0.4
Target Retirement 2030                                                  1.2
Target Retirement 2040                                                  1.5
Target Retirement 2050                                                  0.4
Target Retirement 2060                                                  0.1

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the final rules require the filing of new forms N-PORT and N-CEN, and amends Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This final rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds liquidity.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

44  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                     YEAR ENDED DECEMBER 31,
                                ---------------------------------------------------------------------
                                    2016           2015             2014           2013          2012
                                ---------------------------------------------------------------------
Net asset value at
  beginning of period           $   9.94       $  10.07         $  10.10       $  10.12      $   9.98
                                ---------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .13            .13              .13            .14           .16
  Net realized and
    unrealized gain (loss)           .04           (.13)            (.02)          (.01)          .15
                                ---------------------------------------------------------------------
Total from investment
  operations                         .17           (.00)(a)          .11            .13           .31
                                ---------------------------------------------------------------------
Less distributions from:
  Net investment income             (.13)          (.13)            (.13)          (.14)         (.16)
  Realized capital gains            (.00)(a)       (.00)(a)         (.01)          (.01)         (.01)
                                ---------------------------------------------------------------------
Total distributions                 (.13)          (.13)            (.14)          (.15)         (.17)
                                ---------------------------------------------------------------------
Net asset value at
  end of period                 $   9.98       $   9.94         $  10.07       $  10.10      $  10.12
                                =====================================================================

Total return (%)*                   1.73            .01             1.05           1.22          3.13
Net assets at end
  of period (000)               $372,155       $426,994         $470,933       $492,875      $417,623
Ratios to average
  net assets:**
  Expenses (%)(c)                    .61            .59              .58            .58           .58(b)
  Expenses, excluding
    reimbursements (%)(c)            .61            .59              .58            .58           .59
  Net investment income (%)         1.30           1.28             1.27           1.34          1.62
Portfolio turnover (%)                28             20               31             39            28

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2016, average net assets were $392,303,000.
(a) Represents less than $0.01 per share.
(b) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 0.60% of the Fund Shares' average net assets.
(c) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                       -              -                -           (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                                    PERIOD ENDED
                                                            YEAR ENDED DECEMBER 31,                  DECEMBER 31,
                                             --------------------------------------------------------------------
                                                2016                2015               2014             2013***
                                             --------------------------------------------------------------------
Net asset value at beginning of period       $  9.94             $ 10.07            $ 10.10          $ 10.08
                                             ---------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                          .13                 .13                .13              .06
  Net realized and unrealized gain (loss)        .04                (.13)              (.02)             .03
                                             ---------------------------------------------------------------
Total from investment operations                 .17                 .00(a)             .11              .09
                                             ---------------------------------------------------------------
Less distributions from:
  Net investment income                         (.13)               (.13)              (.13)            (.06)
  Realized capital gains                        (.00)(a)            (.00)(a)           (.01)            (.01)
                                             ---------------------------------------------------------------
Total distributions                             (.13)               (.13)              (.14)            (.07)
                                             ---------------------------------------------------------------
Net asset value at end of period             $  9.98             $  9.94            $ 10.07          $ 10.10
                                             ===============================================================
Total return (%)*                               1.69                 .04               1.10              .81
Net assets at end of period (000)            $18,710             $22,454            $69,297          $53,457
Ratios to average net assets:**
  Expenses (%)(c)                                .66                 .57                .53              .56(b)
  Net investment income (%)                     1.25                1.32               1.33             1.19(b)
Portfolio turnover (%)                            28                  20                 31               39

*     Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**    For the year ended December 31, 2016, average net assets were $19,985,000.
***   Institutional Shares commenced operations on July 12, 2013.
(a)   Represents less than $0.01 per share.
(b)   Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c)   Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional
      Shares' expenses paid indirectly decreased the expense ratios as follows:
                                                   -                   -                  -             (.00%)(+)
      (+) Represents less than 0.01% of average net assets.

================================================================================

46  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

EXPENSE EXAMPLE

December 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2016, through December 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

                                                           EXPENSE EXAMPLE |  47

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                           BEGINNING              ENDING                DURING PERIOD*
                                         ACCOUNT VALUE         ACCOUNT VALUE            JULY 1, 2016 -
                                          JULY 1, 2016       DECEMBER 31, 2016        DECEMBER 31, 2016
                                         --------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00             $1,006.00                   $3.13

Hypothetical
 (5% return before expenses)                1,000.00              1,022.02                    3.15

INSTITUTIONAL SHARES
Actual                                      1,000.00              1,004.80                    3.33

Hypothetical
 (5% return before expenses)                1,000.00              1,021.82                    3.35

*Expenses are equal to the annualized expense ratio of 0.62% for Fund Shares and 0.66% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 0.60% for Fund Shares and 0.48% for Institutional Shares for the six-month period of July 1, 2016, through December 31, 2016.

================================================================================

48      | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11).
Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

50  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as three years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over two years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

52  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President and Chief Investment Officer, USAA Investments, (11/16-present); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

54  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

56  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   94420-0217                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                              [GRAPHIC OF USAA REAL RETURN FUND]

 ==============================================================

      ANNUAL REPORT
      USAA REAL RETURN FUND
      FUND SHARES o INSTITUTIONAL SHARES
      DECEMBER 31, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A DIVERSIFIED PORTFOLIO--ONE BASED ON YOUR
INDIVIDUAL GOALS, TIME HORIZON, AND RISK
TOLERANCE--CAN HELP YOU WEATHER THE MARKETS'        [PHOTO OF BROOKS ENGLEHARDT]
INEVITABLE UPS AND DOWNS."

--------------------------------------------------------------------------------

FEBRUARY 2017

No one knows exactly what is going to happen from one day to the next. So, it makes sense to be prepared for the unexpected. This is particularly true in the investment world. In the closing weeks of 2016, global stock markets were rising and bond prices were falling. Precisely the opposite was happening at the beginning of 2016.

In early 2016, concern over economic growth spread across the world and fueled global stock market declines. After reaching their lows of the year in mid-February 2016, most global stock markets rebounded. In the United States, stocks climbed, rallying after Donald Trump's victory in the November 2016 presidential election. Investors appeared to like the President's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. Outside of the United States, emerging-markets equities recorded solid gains in 2016. Developed-markets stocks overall posted negative returns, with European stock markets providing the weakest performance.

Meanwhile, bond markets were dominated by shifting expectations about Federal Reserve (the Fed) monetary policy. The Fed, which raised short-term interest rates by 0.25% in December 2015, had previously forecast four interest rate increases during 2016. Policymakers backed off this expectation in March 2016, saying that only two interest rate increases were possible. As expectations about the Fed's action extended into the future, longer-term interest rates fell and bond prices, which move in the opposite direction, rose. Yields then edged up during the summer and into the autumn of 2016 as U.S. economic data improved. They rose dramatically after the November 2016 presidential election and continued to rise in anticipation of a December 2016 interest rate increase by the Fed. As yields rose, bond prices fell. In December 2016, the Fed raised short-term interest rates by 0.25% and said it was likely to raise interest rates by 0.75% during 2017.

At the end of the twelve-month reporting period, as investors anticipated what might lie ahead, stock prices remained elevated and longer-term yields were near their highs for 2016. At some point, investors are likely to assess

================================================================================

================================================================================

whether reality matches their expectations. As of this writing, U.S. stock prices seem rather high. We believe that earnings news in the coming months will have to be extremely good in order to support continued price appreciation. We see relatively more opportunity in Europe in the near term, despite political uncertainties and slow economic growth. As for emerging-market equities, we believe the 2016 rally may continue, with the asset class benefiting from a pickup in economic growth, widening corporate profit margins, and improving liquidity.

Regarding the bond market, interest rate increases by the Fed in 2017 could add to short-term pressures. However, we believe that there is little reason to worry about rising yields, as long as they do not rise too quickly. We believe that interest rates will increase on a gradual basis; the economy is still growing slowly and inflation currently remains on the low side. Bonds continue to have an important role in a diversified portfolio, as they may help offset the potential volatility of stock holdings. They can also be an important source of income.

Looking ahead, we cannot predict how everything will play out. Investors should be prepared for increased volatility as the markets steadily readjust in response to new information. A diversified portfolio--one based on your individual goals, time horizon, and risk tolerance--can help you weather the markets' inevitable ups and downs. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor.

On behalf of everyone here at USAA Investments, we appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Diversification does not guarantee a profit or prevent a loss.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Report of Independent Registered
      Public Accounting Firm                                                  13

    Portfolio of Investments                                                  14

    Notes to Portfolio of Investments                                         17

    Financial Statements                                                      19

    Notes to Financial Statements                                             21

EXPENSE EXAMPLE                                                               40

TRUSTEES' AND OFFICERS' INFORMATION                                           42

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.
201625-0217

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA REAL RETURN FUND (THE FUND) SEEKS A TOTAL RETURN THAT EXCEEDS THE RATE OF INFLATION OVER AN ECONOMIC CYCLE.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is to invest its assets principally in a portfolio of investments that the USAA Asset Management Company (Advisor) believes will have a total return that exceeds the rate of inflation over an economic cycle. In pursuing its investment objective, the Fund will allocate its assets under normal market conditions among the following asset classes: (1) inflation-linked securities, including U.S. Treasury inflation-protected securities (TIPS), non-U.S. dollar inflation-linked securities, and inflation-linked corporate and municipal securities; (2) fixed-income securities, including bank loans, floating-rate notes, short-duration bonds, investment-grade securities, high-yield bonds (also known as "junk" bonds), and non-U.S. dollar instruments, including foreign currencies; (3) equity securities, including real estate investment trusts (REITs) and exchange-traded funds (ETFs), including those that the Adviser believes have a high correlation to measures of inflation; and (4) commodity-linked instruments, such as commodity ETFs, commodity-linked notes, and other investment companies that concentrate their investments in commodity-linked instruments and to a limited extent, certain types of derivative instruments. In allocating the Fund's assets, the Adviser may invest all or a substantial portion of the Fund's assets in one or a limited number of these asset classes. Accordingly, the allocation of the Fund's assets among these classes may vary substantially from time to time.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA                                 WASIF A. LATIF
    BRIAN HERSCOVICI, CFA*                              BRIAN W. SMITH, CFA, CPA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    The favorable investment environment provided strength for the majority of the asset classes in which the Fund invests. The Fund finished with a positive total return for the reporting period ended December 31, 2016. The backdrop of improving global growth and continued accommodations by the world's major central banks fueled a recovery in investor sentiment, generally leading to healthy returns across the investment spectrum. The Fund was able to capitalize on these beneficial market conditions because of its diversified approach and exposure to a broad range of asset classes.

o HOW DID THE USAA REAL RETURN FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended December 31, 2016, the Fund Shares and Institutional Shares had total returns of 8.13% and 8.01%, respectively. This compares to a total return of 4.85% for the Bloomberg Barclays

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *Brian Herscovici began co-managing the Fund in October 2016.

================================================================================

2  | USAA REAL RETURN FUND

================================================================================

    U.S. Government Inflation-Linked Bond Index* and 9.07% for the Real Return Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE DURING THE REPORTING PERIOD.

    All of the major segments of the Fund's portfolio produced a positive return for the reporting period, helping the Fund outpace its bond-only benchmark by a comfortable margin.

    The Fund's fixed-income allocation, which is the largest weighting within the Fund, made a positive contribution to returns. The actively managed portfolio holds an above-average weighting in investment-grade and high-yield corporate bonds. Both groups of corporate bonds outperformed the broader fixed-income market, as the environment of low global interest rates caused investors to gravitate to securities offering the most attractive yields. The portfolio held a weighting in longer-term U.S. Treasuries to offset some of its credit exposure, but this aspect of its positioning--which was a substantial positive in the first half of 2016-- ultimately had little overall impact on returns given that government bonds weakened from mid-July 2016 onward. The Fund's smaller position in U.S. Treasury Inflation Protected Securities (TIPS) finished with a modest gain. TIPS outperformed ordinary U.S. Treasuries, as investors sought to capitalize on their relative value and achieve protection against the slight uptick in inflation.

    The Fund's allocation to commodities also made a meaningful contribution to returns. Commodities performed poorly in 2015, and that weakness continued into the early weeks of 2016. However, the

    *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indices. Thus, the Fund's benchmark is now called the Bloomberg Barclays U.S. Government Inflation-Linked Bond Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    accommodative monetary policy of the world's major central banks in the first quarter of 2016 benefited oil and other commodities. Performance eased off somewhat in the second half 2016, but commodities generally closed 2016 with a total return in the mid-teens. We continue to believe the asset class provides an essential hedge against the possibility of rising inflation.

    The Fund's weighting in emerging market stocks further aided results. Following their weak showing in 2015 and the initial weeks of 2016, the emerging markets recovered to produce desirable returns. Part of the rally stemmed from external factors such as low global interest rates and strong investor sentiment, but there were also signs of improvements in both economic growth and corporate earnings. Perhaps most notably, market participants were encouraged by evidence of growth in China and the optimism surrounding the market-oriented views of Brazil's new government. We continue to see an opportunity in the asset class on the basis of its favorable valuation.

    The Fund's allocation to U.S. equities contributed positively, as well. After reaching a low in mid-February 2016, domestic stocks subsequently rallied through year-end. The market was initially aided by the strength of the U.S. economy versus the rest of the developed world, and it gained an additional boost in the final two months of 2016 as the surprising result of the U.S. presidential election caused investors to change their expectations for economic growth. Dividend-paying stocks generally performed well in the first half 2016, but subsequently lagged due to the selloff in higher-yielding sectors such as consumer staples. Nevertheless, we believe the income advantage of dividend-payers forms a strong foundation for longer-term outperformance.

    The Fund's allocation to real estate investment trusts (REITs) finished with a positive return, with the bulk of the gains occurring amid the rally in high dividend-paying stocks during the first half of 2016. Later in the reporting period, REITs--which typically underperform when investors become concerned about the prospects of rising interest rates-- declined due to worries that the Federal Reserve (the Fed) was on track to raise interest rates more aggressively.

================================================================================

4  | USAA REAL RETURN FUND

================================================================================

o   WHAT WERE YOUR STRATEGIES FOR THE FUND DURING THE REPORTING PERIOD?

    Although we maintained a stable approach to portfolio construction, we made a few minor changes to the Fund's portfolio as 2016 progressed. Most notably, we decreased the Fund's weighting in bonds and REITs, while increasing its allocations to commodities, U.S. stocks, and the emerging markets.

    Overall the average annual inflation rate finished below the Fed's 2% target even though inflation climbed above 2% for December 2016. Part of the increase in inflation stemmed from easy comparisons resulting from the downturn in energy prices during 2015, but higher wage pressures also played a part. Further, the major foreign central banks maintained highly aggressive monetary policies designed to boost price levels. Although inflation remains below the longer-term average, we are being very watchful given that the trend can often change quickly and unexpectedly. In the meantime, we are pursuing our long-standing approach of emphasizing diversification and maintaining a focus on asset classes where we see both value and a compelling risk-and-return profile.

    Thank you for allowing us to help you manage your investments.

    Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities.
    o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures and their value may be affected by the performance of the overall commodities markets as well as weather, tax, and other regulatory developments. o Investing in REITs has some of the same risks associated with the direct ownership of real estate. o ETFs are subject to risks similar to those of stocks.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA REAL RETURN FUND SHARES (FUND SHARES)
(Ticker Symbol: USRRX)

--------------------------------------------------------------------------------
                                       12/31/16                     12/31/15
--------------------------------------------------------------------------------
Net Assets                          $24.5 Million                $69.4 Million
Net Asset Value Per Share               $9.87                        $9.14

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                  5 YEARS                   SINCE INCEPTION 10/18/10
    8.13%                    2.05%                              2.13%

--------------------------------------------------------------------------------
                       EXPENSE RATIOS AS OF 12/31/15*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT         1.19%        AFTER REIMBURSEMENT        1.17%

             (Includes acquired fund fees and expenses of 0.17%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.00% of the Fund Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2017. If the total annual operating expense ratio of the Fund Shares is lower than 1.00%, the Fund Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA REAL RETURN FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                               REAL RETURN               BLOOMBERG BARCLAYS U.S.              USAA REAL
                                COMPOSITE                 GOVERNMENT INFLATION-              RETURN FUND
                                  INDEX                    LINKED BOND INDEX                   SHARES
10/31/2010                     $10,000.00                     $10,000.00                     $10,000.00
11/30/2010                       9,859.05                       9,826.89                       9,960.00
12/31/2010                      10,142.34                       9,673.15                      10,088.37
1/31/2011                       10,188.18                       9,687.15                      10,088.37
2/28/2011                       10,340.03                       9,772.07                      10,239.25
3/31/2011                       10,485.37                       9,872.03                      10,320.65
4/30/2011                       10,825.50                      10,125.78                      10,563.72
5/31/2011                       10,742.58                      10,153.88                      10,563.72
6/30/2011                       10,644.40                      10,238.43                      10,469.70
7/31/2011                       10,877.69                      10,652.60                      10,561.72
8/31/2011                       10,736.60                      10,748.06                      10,367.46
9/30/2011                       10,143.43                      10,730.33                      9,920.52
10/31/2011                      10,748.84                      10,930.92                      10,394.39
11/30/2011                      10,663.68                      11,018.86                      10,322.28
12/31/2011                      10,676.32                      11,025.66                      10,298.24
1/31/2012                       11,064.75                      11,284.56                      10,654.07
2/29/2012                       11,193.45                      11,242.17                      10,821.52
3/31/2012                       11,110.69                      11,114.59                      10,801.34
4/30/2012                       11,246.50                      11,349.91                      10,832.96
5/31/2012                       10,946.65                      11,559.45                      10,580.05
6/30/2012                       11,180.03                      11,491.59                      10,750.37
7/31/2012                       11,478.00                      11,723.83                      10,899.09
8/31/2012                       11,485.41                      11,681.58                      11,047.81
9/30/2012                       11,631.45                      11,742.40                      11,279.95
10/31/2012                      11,585.19                      11,854.51                      11,333.46
11/30/2012                      11,612.81                      11,912.35                      11,312.05
12/31/2012                      11,630.22                      11,826.52                      11,444.92
1/31/2013                       11,789.16                      11,736.66                      11,521.07
2/28/2013                       11,751.94                      11,738.84                      11,466.68
3/31/2013                       11,868.56                      11,768.72                      11,565.79
4/30/2013                       12,013.20                      11,881.22                      11,653.32
5/31/2013                       11,598.17                      11,325.88                      11,412.60
6/30/2013                       11,191.33                      10,899.14                      11,053.03
7/31/2013                       11,347.45                      10,973.23                      11,317.25
8/31/2013                       11,165.99                      10,809.84                      11,163.12
9/30/2013                       11,357.40                      10,968.86                      11,329.02
10/31/2013                      11,552.32                      11,032.45                      11,539.22
11/30/2013                      11,430.84                      10,897.41                      11,406.46
12/31/2013                      11,385.95                      10,731.46                      11,394.39
1/31/2014                       11,425.36                      10,964.59                      11,294.04
2/28/2014                       11,721.25                      11,017.63                      11,628.52
3/31/2014                       11,787.72                      10,968.53                      11,690.41
4/30/2014                       11,989.24                      11,128.79                      11,836.12
5/31/2014                       12,166.21                      11,379.12                      11,959.42
6/30/2014                       12,277.22                      11,413.39                      12,210.20
7/31/2014                       12,179.82                      11,425.39                      12,097.46
8/31/2014                       12,320.49                      11,488.23                      12,232.75
9/30/2014                       11,851.27                      11,179.32                      11,734.58
10/31/2014                      12,071.96                      11,288.29                      11,745.89
11/30/2014                      12,061.80                      11,322.44                      11,678.00
12/31/2014                      11,831.66                      11,207.08                      11,425.08
1/31/2015                       11,989.40                      11,577.72                      11,493.70
2/28/2015                       12,041.07                      11,427.00                      11,585.19
3/31/2015                       11,885.55                      11,371.44                      11,367.90
4/30/2015                       12,084.73                      11,450.42                      11,585.19
5/31/2015                       11,936.27                      11,345.28                      11,470.83
6/30/2015                       11,773.28                      11,221.37                      11,254.65
7/31/2015                       11,619.98                      11,255.91                      11,059.61
8/31/2015                       11,279.77                      11,160.57                      10,703.96
9/30/2015                       11,158.87                      11,084.49                      10,554.82
10/31/2015                      11,444.32                      11,119.04                      10,876.05
11/30/2015                      11,266.58                      11,109.39                      10,703.96
12/31/2015                      11,146.19                      11,014.75                      10,539.80
1/31/2016                       11,048.03                      11,184.14                      10,378.00
2/29/2016                       11,092.99                      11,315.98                      10,413.00
3/31/2016                       11,632.27                      11,528.76                      10,935.00
4/30/2016                       11,797.45                      11,573.26                      11,108.00
5/31/2016                       11,757.34                      11,485.92                      11,050.00
6/30/2016                       12,115.94                      11,736.75                      11,374.00
7/31/2016                       12,251.63                      11,853.98                      11,524.00
8/31/2016                       12,178.12                      11,802.60                      11,489.00
9/30/2016                       12,245.10                      11,861.88                      11,547.00
10/31/2016                      12,116.53                      11,805.08                      11,397.00
11/30/2016                      12,026.87                      11,566.51                      11,316.00
12/31/2016                      12,156.76                      11,548.65                      11,397.00

                                   [END CHART]

                        Data from 10/31/10 to 12/31/16.*

                        See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Bloomberg Barclays U.S. Government Inflation-Linked Bond Index and Real Return Composite Index is calculated from the end of the month, October 31, 2010, while the inception date of the Fund Shares is October 18, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Real Return Fund Shares to the following benchmark:

o The Real Return Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the Morningstar Dividend Composite (15%), MSCI U.S. REIT Gross (10%), Bloomberg Barclays U.S. Inflation-Linked Bond (50%), Bloomberg Commodity TR (15%), and the MSCI Emerging Markets (10%).

o The unmanaged Bloomberg Barclays U.S. Government Inflation-Linked Bond Index measures the performance of the U.S. Treasury Inflation-Protected Securities (TIPS) market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

================================================================================

8  | USAA REAL RETURN FUND

================================================================================

USAA REAL RETURN FUND INSTITUTIONAL SHARES
(INSTITUTIONAL SHARES) (Ticker Symbol: UIRRX)

--------------------------------------------------------------------------------
                                       12/31/16                     12/31/15
--------------------------------------------------------------------------------
Net Assets                          $45.5 Million                $275.3 Million
Net Asset Value Per Share               $9.87                        $9.15

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
   1 YEAR                   5 YEARS                   SINCE INCEPTION 10/18/10
   8.01%                     2.19%                             2.30%

--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 12/31/15*
--------------------------------------------------------------------------------
                                    0.99%

             (Includes acquired fund fees and expenses of 0.17%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and is calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.90% of the Institutional Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2017. If the total annual operating expense ratio of the Institutional Shares is lower than 0.90%, the Institutional Shares will operate at the lower expense ratio. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                               REAL RETURN               BLOOMBERG BARCLAYS U.S.          USAA REAL RETURN
                                COMPOSITE                 GOVERNMENT INFLATION-          FUND INSTITUTIONAL
                                  INDEX                    LINKED BOND INDEX                   SHARES
10/31/2010                     $10,000.00                     $10,000.00                     $10,000.00
11/30/2010                       9,859.05                       9,826.89                       9,970.00
12/31/2010                      10,142.34                       9,673.15                      10,091.00
1/31/2011                       10,188.18                       9,687.15                      10,091.00
2/28/2011                       10,340.03                       9,772.07                      10,241.91
3/31/2011                       10,485.37                       9,872.03                      10,327.65
4/30/2011                       10,825.50                      10,125.78                      10,581.02
5/31/2011                       10,742.58                      10,153.88                      10,581.02
6/30/2011                       10,644.40                      10,238.43                      10,481.44
7/31/2011                       10,877.69                      10,652.60                      10,583.80
8/31/2011                       10,736.60                      10,748.06                      10,389.32
9/30/2011                       10,143.43                      10,730.33                      9,946.91
10/31/2011                      10,748.84                      10,930.92                      10,421.56
11/30/2011                      10,663.68                      11,018.86                      10,349.33
12/31/2011                      10,676.32                      11,025.66                      10,330.72
1/31/2012                       11,064.75                      11,284.56                      10,687.31
2/29/2012                       11,193.45                      11,242.17                      10,855.12
3/31/2012                       11,110.69                      11,114.59                      10,839.63
4/30/2012                       11,246.50                      11,349.91                      10,871.32
5/31/2012                       10,946.65                      11,559.45                      10,617.76
6/30/2012                       11,180.03                      11,491.59                      10,793.65
7/31/2012                       11,478.00                      11,723.83                      10,942.82
8/31/2012                       11,485.41                      11,681.58                      11,091.99
9/30/2012                       11,631.45                      11,742.40                      11,319.44
10/31/2012                      11,585.19                      11,854.51                      11,383.88
11/30/2012                      11,612.81                      11,912.35                      11,373.14
12/31/2012                      11,630.22                      11,826.52                      11,506.28
1/31/2013                       11,789.16                      11,736.66                      11,582.77
2/28/2013                       11,751.94                      11,738.84                      11,528.14
3/31/2013                       11,868.56                      11,768.72                      11,632.76
4/30/2013                       12,013.20                      11,881.22                      11,720.72
5/31/2013                       11,598.17                      11,325.88                      11,478.82
6/30/2013                       11,191.33                      10,899.14                      11,123.54
7/31/2013                       11,347.45                      10,973.23                      11,389.18
8/31/2013                       11,165.99                      10,809.84                      11,245.29
9/30/2013                       11,357.40                      10,968.86                      11,407.26
10/31/2013                      11,552.32                      11,032.45                      11,607.58
11/30/2013                      11,430.84                      10,897.41                      11,485.16
12/31/2013                      11,385.95                      10,731.46                      11,478.47
1/31/2014                       11,425.36                      10,964.59                      11,377.49
2/28/2014                       11,721.25                      11,017.63                      11,714.10
3/31/2014                       11,787.72                      10,968.53                      11,780.72
4/30/2014                       11,989.24                      11,128.79                      11,927.42
5/31/2014                       12,166.21                      11,379.12                      12,051.55
6/30/2014                       12,277.22                      11,413.39                      12,310.92
7/31/2014                       12,179.82                      11,425.39                      12,197.35
8/31/2014                       12,320.49                      11,488.23                      12,333.63
9/30/2014                       11,851.27                      11,179.32                      11,826.12
10/31/2014                      12,071.96                      11,288.29                      11,848.93
11/30/2014                      12,061.80                      11,322.44                      11,780.51
12/31/2014                      11,831.66                      11,207.08                      11,531.41
1/31/2015                       11,989.40                      11,577.72                      11,589.07
2/28/2015                       12,041.07                      11,427.00                      11,692.85
3/31/2015                       11,885.55                      11,371.44                      11,473.76
4/30/2015                       12,084.73                      11,450.42                      11,704.38
5/31/2015                       11,936.27                      11,345.28                      11,577.54
6/30/2015                       11,773.28                      11,221.37                      11,371.00
7/31/2015                       11,619.98                      11,255.91                      11,174.15
8/31/2015                       11,279.77                      11,160.57                      10,815.19
9/30/2015                       11,158.87                      11,084.49                      10,676.24
10/31/2015                      11,444.32                      11,119.04                      10,988.88
11/30/2015                      11,266.58                      11,109.39                      10,826.77
12/31/2015                      11,146.19                      11,014.75                      10,659.76
1/31/2016                       11,048.03                      11,184.14                      10,497.00
2/29/2016                       11,092.99                      11,315.98                      10,532.00
3/31/2016                       11,632.27                      11,528.76                      11,047.00
4/30/2016                       11,797.45                      11,573.26                      11,222.00
5/31/2016                       11,757.34                      11,485.92                      11,176.00
6/30/2016                       12,115.94                      11,736.75                      11,502.00
7/31/2016                       12,251.63                      11,853.98                      11,654.00
8/31/2016                       12,178.12                      11,802.60                      11,619.00
9/30/2016                       12,245.10                      11,861.88                      11,677.00
10/31/2016                      12,116.53                      11,805.08                      11,514.00
11/30/2016                      12,026.87                      11,566.51                      11,432.00
12/31/2016                      12,156.76                      11,548.65                      11,514.00

                                   [END CHART]

                        Data from 10/31/10 to 12/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Real Return Fund Institutional Shares to the benchmark listed above (see page 8 for the benchmark definition).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Bloomberg Barclays U.S. Government Inflation-Linked Bond Index and Real Return Composite Index is calculated from the end of the month, October 31, 2010, while the inception date of the Institutional Shares is October 18, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

10  | USAA REAL RETURN FUND

================================================================================

                      o TOP 10 EQUITY HOLDINGS - 12/31/16 o
                                (% of Net Assets)

iShares Core Dividend Growth ETF* .......................................  10.3%
Vanguard REIT ETF* ......................................................   9.4%
PowerShares DB Optimum Yield ETF* .......................................   6.7%
iShares Core MSCI Emerging Markets ETF* .................................   5.1%
United States Commodity Index Fund ......................................   5.0%
ProShares S&P 500 Aristocrats ETF .......................................   4.7%
First Trust Global Tactical Commodity Strategy Fund .....................   1.3%
SPDR S&P Oil & Gas Exploration & Production ETF* ........................   1.3%
PowerShares FTSE RAFI Emerging Markets Portfolio* .......................   1.2%
iShares Edge MSCI Minimum Volatility Emerging Markets ETF* ..............   1.0%

*The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                       o TOP 10 BOND HOLDINGS - 12/31/16 o
                                (% of Net Assets)

U.S. Treasury Inflation-Indexed Note, 0.63%, 7/15/2021 ...................  5.4%
U.S. Treasury Inflation-Indexed Note, 0.13%, 1/15/2023 ...................  5.2%
iShares TIPS Bond ETF* ...................................................  3.7%
U.S. Treasury Inflation-Indexed Note, 1.25%, 7/15/2020 ...................  3.6%
U.S. Treasury Inflation-Indexed Note, 2.50%, 1/15/2029 ...................  3.3%
U.S. Treasury Inflation-Indexed Note, 1.13%, 1/15/2021 ...................  3.2%
iShares iBoxx $ High Yield Corporate Bond ETF* ...........................  3.1%
U.S. Treasury Inflation-Indexed Note, 0.13%, 1/15/2022 ...................  3.1%
iShares iBoxx Investment Grade Corporate Bond ETF* .......................  2.8%
U.S. Treasury Inflation-Indexed Note, 0.13%, 7/15/2022 ...................  2.4%

*The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 14-16.

================================================================================

12  | USAA REAL RETURN FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA REAL RETURN FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Real Return Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Real Return Fund at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
February 21, 2017

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2016

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
NUMBER                                                                                                      VALUE
OF SHARES      SECURITY                                                                                     (000)
-----------------------------------------------------------------------------------------------------------------
               U.S. EQUITY SECURITIES (15.0%)

               EXCHANGE-TRADED FUNDS (15.0%)
     248,500   iShares Core Dividend Growth ETF                                                          $  7,182
      61,800   ProShares S&P 500 Aristocrats ETF                                                            3,322
                                                                                                         --------
               Total Exchange-Traded Funds (cost: $9,318)                                                  10,504
                                                                                                         --------
               Total U.S. Equity Securities (cost: $9,318)                                                 10,504
                                                                                                         --------

               INTERNATIONAL EQUITY SECURITIES (10.3%)

               EXCHANGE-TRADED FUNDS (10.3%)
      83,500   iShares Core MSCI Emerging Markets ETF                                                       3,544
      14,700   iShares Edge MSCI Minimum Volatility Emerging Markets ETF                                      719
      45,000   PowerShares FTSE RAFI Emerging Markets Portfolio                                               817
       4,200   SPDR S&P China ETF                                                                             303
       8,300   SPDR S&P Emerging Markets SmallCap ETF                                                         330
      11,504   WisdomTree Emerging Markets High Dividend Fund                                                 429
       9,800   WisdomTree Emerging Markets SmallCap Dividend Fund                                             383
      33,600   WisdomTree India Earnings Fund                                                                 679
                                                                                                         --------
               Total Exchange-Traded Funds (cost: $7,386)                                                   7,204
                                                                                                         --------
               Total International Equity Securities (cost: $7,386)                                         7,204
                                                                                                         --------

               PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (15.1%)

               EXCHANGE-TRADED FUNDS (15.1%)
      45,200   First Trust Global Tactical Commodity Strategy Fund*                                           922
      15,500   iShares Gold Trust*                                                                            172
      16,000   iShares Silver Trust*                                                                          242
     269,600   PowerShares DB Optimum Yield ETF                                                             4,659
      22,000   SPDR S&P Oil & Gas Exploration & Production ETF                                                911
      87,700   United States Commodity Index Fund*                                                          3,508
       4,500   VanEck Vectors Gold Miners ETF                                                                  94
       2,200   VanEck Vectors Oil Services ETF                                                                 73
                                                                                                         --------
               Total Exchange-Traded Funds (cost: $10,209)                                                 10,581
                                                                                                         --------
               Total Precious Metals and Commodity-Related Securities (cost: $10,209)                      10,581
                                                                                                         --------

               GLOBAL REAL ESTATE EQUITY SECURITIES (9.4%)

               EXCHANGE-TRADED FUNDS (9.4%)
      79,500   Vanguard REIT ETF (cost: $5,726)                                                             6,561
                                                                                                         --------

================================================================================

14  | USAA REAL RETURN FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                                                      VALUE
(000)          SECURITY                                                                                     (000)
-----------------------------------------------------------------------------------------------------------------
               BONDS (49.3%)

               U.S. TREASURY SECURITIES (39.1%)

               INFLATION-INDEXED NOTES (39.1%)
$      1,001   1.88%, 7/15/2019                                                                          $  1,066
       1,499   1.38%, 1/15/2020                                                                             1,577
       2,400   1.25%, 7/15/2020                                                                             2,535
       2,125   1.13%, 1/15/2021                                                                             2,231
       3,672   0.63%, 7/15/2021                                                                             3,792
       2,128   0.13%, 1/15/2022                                                                             2,134
       1,677   0.13%, 7/15/2022                                                                             1,682
       3,682   0.13%, 1/15/2023                                                                             3,658
       1,039   0.38%, 7/15/2023                                                                             1,049
       1,058   0.63%, 1/15/2024                                                                             1,077
       1,485   0.13%, 7/15/2024                                                                             1,460
       1,929   2.50%, 1/15/2029                                                                             2,329
       1,230   2.13%, 2/15/2040                                                                             1,526
         883   2.13%, 2/15/2041                                                                             1,101
         179   0.63%, 2/15/2043                                                                               164
                                                                                                         --------
                                                                                                           27,381
                                                                                                         --------
               Total U.S. Treasury Securities (cost: $26,757)                                              27,381
                                                                                                         --------

-----------------------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
-----------------------------------------------------------------------------------------------------------------
               FIXED INCOME EXCHANGE-TRADED FUNDS (10.2%)
      25,100   iShares iBoxx $ High Yield Corporate Bond ETF                                                2,172
      17,100   iShares iBoxx Investment Grade Corporate Bond ETF                                            2,004
      22,800   iShares TIPS Bond ETF                                                                        2,580
      11,600   WisdomTree Emerging Markets Local Debt Fund                                                    415
                                                                                                         --------
               Total Fixed-Income Exchange-Traded Funds (cost: $7,352)                                      7,171
                                                                                                         --------
               Total Bonds (cost: $34,109)                                                                 34,552
                                                                                                         --------

               MONEY MARKET INSTRUMENTS (1.2%)

               GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.2%)
     819,807   State Street Institutional Treasury Money Market Fund
                  Premier Class, 0.40%(a) (cost: $820)                                                        820
                                                                                                         --------

               TOTAL INVESTMENTS (COST: $67,568)                                                         $ 70,222
                                                                                                         ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

---------------------------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------------------
ASSETS                                           LEVEL 1            LEVEL 2            LEVEL 3            TOTAL
---------------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Exchange-Traded Funds                          $10,504                 $-                 $-          $10,504

International Equity Securities:
  Exchange-Traded Funds                            7,204                  -                  -            7,204

Precious Metals and Commodity-Related
  Securities:
  Exchange-Traded Funds                           10,581                  -                  -           10,581

Global Real Estate Equity Securities:
  Exchange-Traded Funds                            6,561                  -                  -            6,561

Bonds:
  U.S. Treasury Securities                        27,381                  -                  -           27,381
  Fixed-Income Exchange-Traded Funds               7,171                  -                  -            7,171

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                               820                  -                  -              820
---------------------------------------------------------------------------------------------------------------
Total                                            $70,222                 $-                 $-          $70,222
---------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of January 1, 2016, through December 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

16  | USAA REAL RETURN FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 11.6% of net assets at December 31, 2016.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    U.S. TREASURY INFLATION-INDEXED NOTES - Designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  17

================================================================================

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    REIT     Real estate investment trust

    TIPS     U.S. Treasury Inflation-Protected Securities

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at December 31, 2016.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

18  | USAA REAL RETURN FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $67,568)                                           $ 70,222
   Cash                                                                                                         25
   Receivables:
       Capital shares sold                                                                                       4
       USAA Asset Management Company (Note 6C)                                                                  88
       Interest                                                                                                103
                                                                                                          --------
           Total assets                                                                                     70,442
                                                                                                          --------
LIABILITIES
   Payables:
       Securities purchased                                                                                    278
       Capital shares redeemed                                                                                   6
   Accrued management fees                                                                                      30
   Accrued transfer agent's fees                                                                                 4
   Other accrued expenses and payables                                                                          78
                                                                                                          --------
           Total liabilities                                                                                   396
                                                                                                          --------
               Net assets applicable to capital shares outstanding                                        $ 70,046
                                                                                                          ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                        $115,243
   Accumulated net realized loss on investments and futures transactions                                   (47,851)
   Net unrealized appreciation of investments                                                                2,654
                                                                                                          --------
               Net assets applicable to capital shares outstanding                                        $ 70,046
                                                                                                          ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $24,501/2,483 capital shares
         outstanding, no par value)                                                                       $   9.87
                                                                                                          ========
       Institutional Shares (net assets of $45,545/4,613 capital shares
         outstanding, no par value)                                                                       $   9.87
                                                                                                          ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended December 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                                              $ 1,034
   Interest                                                                                                 1,434
                                                                                                          -------
            Total income                                                                                    2,468
                                                                                                          -------
EXPENSES
   Management fees                                                                                            660
   Administration and servicing fees:
       Fund Shares                                                                                             44
       Institutional Shares                                                                                   103
   Transfer agent's fees:
       Fund Shares                                                                                            111
       Institutional Shares                                                                                   103
   Custody and accounting fees:
       Fund Shares                                                                                             29
       Institutional Shares                                                                                    89
   Postage:
       Fund Shares                                                                                              6
   Shareholder reporting fees:
       Fund Shares                                                                                             12
       Institutional Shares                                                                                     6
   Trustees' fees                                                                                              30
   Registration fees:
       Fund Shares                                                                                             19
       Institutional Shares                                                                                    40
   Professional fees                                                                                          108
   Other                                                                                                       14
                                                                                                          -------
            Total expenses                                                                                  1,374
   Expenses reimbursed:
       Fund Shares                                                                                           (112)
       Institutional Shares                                                                                   (79)
                                                                                                          -------
            Net expenses                                                                                    1,183
                                                                                                          -------
NET INVESTMENT INCOME                                                                                       1,285
                                                                                                          -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
       Unaffiliated transactions                                                                          (30,655)
       Affiliated transactions (Note 8)                                                                       (81)
       Foreign currency transactions                                                                          (18)
       Futures transactions                                                                                   497
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                                         31,956
       Foreign currency translations                                                                            4
       Futures contracts                                                                                        3
                                                                                                          -------
            Net realized and unrealized gain                                                                1,706
                                                                                                          -------
   Increase in net assets resulting from operations                                                       $ 2,991
                                                                                                          =======

See accompanying notes to financial statements.

================================================================================

20  | USAA REAL RETURN FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

-----------------------------------------------------------------------------------------------------------------
                                                                                  2016                       2015
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                     $   1,285                   $  5,442
   Net realized loss on investments                                            (30,736)                   (21,573)
   Net realized loss on foreign currency transactions                              (18)                      (317)
   Net realized loss on options                                                      -                        (34)
   Net realized gain on futures transactions                                       497                        220
   Change in net unrealized appreciation/(depreciation) of:
        Investments                                                             31,956                    (17,779)
        Foreign currency translations                                                4                         78
        Options                                                                      -                          1
        Futures contracts                                                            3                         (3)
                                                                             ------------------------------------
        Increase (decrease) in net assets resulting from operations              2,991                    (33,965)
                                                                             ------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
        Fund Shares                                                                  -                       (587)
        Institutional Shares                                                         -                     (3,238)
                                                                             ------------------------------------
            Total distributions of net investment income                             -                     (3,825)
                                                                             ------------------------------------
   Tax return of capital:
        Fund Shares                                                                (35)                         -
        Institutional Shares                                                      (106)                         -
                                                                             ------------------------------------
            Total distributions of tax return of capital                          (141)                         -
                                                                             ------------------------------------
        Distributions to shareholders                                             (141)                    (3,825)
                                                                             ------------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                 (45,553)                    (2,921)
   Institutional Shares                                                       (232,018)                   (75,323)
                                                                             ------------------------------------
        Total net decrease in net assets from
            capital share transactions                                        (277,571)                   (78,244)
                                                                             ------------------------------------
   Net decrease in net assets                                                 (274,721)                  (116,034)

NET ASSETS
   Beginning of year                                                           344,767                    460,801
                                                                             ------------------------------------
   End of year                                                               $  70,046                   $344,767
                                                                             ====================================
Overdistribution of net investment income:
   End of year                                                               $       -                   $    (25)
                                                                             ====================================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Real Return Fund (the Fund), which is classified as nondiversified under the 1940 Act. The Fund's investment objective is to seek a total return that exceeds the rate of inflation over an economic cycle.

As a nondiversified fund, the Fund may invest a greater percentage of its assets in a single issuer, such as a single stock or bond. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because the Fund may be more susceptible to risk associated with a single issuer or economic, political, or regulatory event than a diversified fund.

The Fund consists of two classes of shares: Real Return Fund Shares (Fund Shares) and Real Return Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or

================================================================================

22  | USAA REAL RETURN FUND

================================================================================

losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected

================================================================================

24  | USAA REAL RETURN FUND

================================================================================

        foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

26  | USAA REAL RETURN FUND

================================================================================

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at December 31, 2016, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2016 (IN THOUSANDS)

                                                                                     CHANGE IN
                                                                                     UNREALIZED
    DERIVATIVES NOT                                               REALIZED           APPRECIATION/
    ACCOUNTED FOR AS             STATEMENT OF                     GAIN (LOSS)        (DEPRECIATION)
    HEDGING INSTRUMENTS          OPERATIONS LOCATION              ON DERIVATIVES     ON DERIVATIVES
    -----------------------------------------------------------------------------------------------
    Interest rate contracts      Net realized gain (loss) on          $497                $3
                                 Futures transactions/
                                 Change in net unrealized
                                 appreciation/(depreciation)
                                 of Futures contracts
    -----------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since

================================================================================

28  | USAA REAL RETURN FUND

================================================================================

    the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

I. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended December 31, 2016, there were no custodian and other bank credits.

J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to

================================================================================

30  | USAA REAL RETURN FUND

================================================================================

September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended December 31, 2016, the Fund paid CAPCO facility fees of $1,000, which represents 0.1% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended December 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, partnership basis, additional adjustments, net operational losses, and tip adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income by $1,260,000, accumulated net realized loss on investments by $2,025,000, and paid in capital by $765,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended December 31, 2016, and 2015, was as follows:


                                                2016               2015
                                              ----------------------------
Ordinary income*                              $      -          $3,825,000
Tax basis return of capital                    141,000                   -
                                              --------          ----------
   Total distributions paid                   $141,000          $3,825,000
                                              ========          ==========

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

As of December 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Accumulated capital and other losses                               $(50,384,000)
Unrealized appreciation of investments                                5,186,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, partnership basis, and grantor trusts expense adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2016, the Fund had net capital loss carryforwards of $50,384,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                           CAPITAL LOSS CARRYFORWARDS
                       ------------------------------------
                                 TAX CHARACTER
                       ------------------------------------
                       (NO EXPIRATION)            BALANCE
                       ---------------          -----------
                       Short-Term               $ 9,193,000
                       Long-Term                 41,191,000
                                                -----------
                         Total                  $50,384,000
                                                ===========

For the year ended December 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

32  | USAA REAL RETURN FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2016, were $216,345,000 and $482,693,000, respectively.

As of December 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $65,036,000.

Gross unrealized appreciation and depreciation of investments as of December 31, 2016, for federal income tax purposes, were $6,426,000 and $1,240,000, respectively, resulting in net unrealized appreciation of $5,186,000.

(5) CAPITAL SHARE TRANSACTIONS

At December 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                            YEAR ENDED                YEAR ENDED
                                        DECEMBER 31, 2016         DECEMBER 31, 2015
-------------------------------------------------------------------------------------
                                      SHARES        AMOUNT       SHARES       AMOUNT
                                     ------------------------------------------------
FUND SHARES:
Shares sold                              487     $   4,587        2,132     $  20,753
Shares issued from reinvested
  dividends                                3            34           62           580
Shares redeemed                       (5,604)      (50,174)      (2,487)      (24,254)
                                     ------------------------------------------------
Net decrease from capital
  share transactions                  (5,114)    $ (45,553)        (293)    $  (2,921)
                                     ================================================

INSTITUTIONAL SHARES:
Shares sold                            6,997     $  63,612        5,692     $  55,635
Shares issued from reinvested
   dividends                              11           106          343         3,238
Shares redeemed                      (32,497)     (295,736)     (14,137)     (134,196)
                                     ------------------------------------------------
Net decrease from capital share
   transactions                      (25,489)    $(232,018)      (8,102)    $ (75,323)
                                     ================================================

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended December 31, 2016, the Fund had no subadviser(s).

    The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets. For the year ended December 31, 2016, the Fund incurred management fees, paid or payable to the Manager, of $660,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and 0.10% of average net assets of the Institutional Shares. For the year ended December 31, 2016, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $44,000 and $103,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2016, the Fund reimbursed the Manager $4,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - Effective January 1, 2016, the Manager agreed, through May 1, 2017, to limit the total annual operating expenses of the

================================================================================

34  | USAA REAL RETURN FUND

================================================================================

    Fund Shares and the Institutional Shares to 1.00% and 0.90%, respectively, of their average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund Shares and Institutional Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through May 1, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended December 31, 2016, the Fund incurred reimbursable expenses from the Manager for the Fund Shares and the Institutional Shares of $112,000 and $79,000, respectively, of which $88,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended December 31, 2016, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $111,000 and $103,000, respectively.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of December 31, 2016,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                  OWNERSHIP %
---------------------------------------------------------------------------------
Target Retirement Income                                                 15.8
Target Retirement 2020                                                   16.7
Target Retirement 2030                                                   19.5
Target Retirement 2040                                                    8.7
Target Retirement 2050                                                    4.0
Target Retirement 2060                                                    0.2

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended December 31, 2016, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                         NET REALIZED
                                                       COST TO           GAIN (LOSS) TO
SELLER                       PURCHASER                PURCHASER             SELLER
---------------------------------------------------------------------------------------
Real Return            Managed Allocation            $  478,000           $ (7,000)
Real Return            Cornerstone Aggressive            93,000            (48,000)
Real Return            Income Fund                      442,000            (79,000)
Real Return            Short-Term Bond                2,121,000             53,000

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the final rules require the filing of new forms N-PORT

================================================================================

36  | USAA REAL RETURN FUND

================================================================================

and N-CEN, and amends Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This final rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(10) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED DECEMBER 31,
                                     ---------------------------------------------------------------------------
                                        2016             2015             2014             2013             2012
                                     ---------------------------------------------------------------------------
Net asset value at
  beginning of period                $  9.14           $ 9.99          $ 10.22          $ 10.52          $  9.84
                                     ---------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                  .12(a)           .07              .20              .22              .38
  Net realized and
    unrealized gain (loss)               .62(a)          (.84)            (.17)            (.27)             .71
                                     ---------------------------------------------------------------------------
Total from investment
  operations                             .74(a)          (.77)             .03             (.05)            1.09
                                     ---------------------------------------------------------------------------
Less distributions from:
  Net investment income                    -             (.08)            (.20)            (.22)            (.32)
  Realized capital gains                   -                -             (.06)            (.03)            (.09)
  Tax return of capital                 (.01)               -                -                -                -
                                     ---------------------------------------------------------------------------
Total distributions                     (.01)            (.08)            (.26)            (.25)            (.41)
                                     ---------------------------------------------------------------------------
Net asset value at
  end of period                      $  9.87          $  9.14          $  9.99          $ 10.22          $ 10.52
                                     ===========================================================================
Total return (%)*                       8.13            (7.75)             .27             (.44)           11.13
Net assets at
  end of period (000)                $24,501          $69,435          $78,826          $77,567          $70,209
Ratios to average net assets:**
  Expenses (%)(b)                       1.00(d)          1.02              .94(c)           .85              .85
  Expenses, excluding
    reimbursements (%)(b)               1.39             1.02              .99             1.22             1.51
  Net investment income (%)             1.27             1.10             1.84             2.24             3.14
Portfolio turnover (%)                   165(e)            35               24               41               24

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2016, average net assets were $28,758,000.
(a) Calculated using average shares. For the year ended December 31, 2016, average shares were 3,072,000.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                           -                -                -             (.00%)(+)        (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to May 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 0.85% of the Fund Shares' average net assets.
(d) Effective January 1, 2016, the Manager voluntarily agreed to limit the annual expenses of the Fund Shares to 1.00% of the Fund Shares' average net assets.
(e) Reflects increased trading activity due to large shareholder redemptions.

================================================================================

38  | USAA REAL RETURN FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED DECEMBER 31,
                                     ---------------------------------------------------------------------------
                                        2016             2015             2014             2013             2012
                                     ---------------------------------------------------------------------------
Net asset value at
  beginning of period                $  9.15         $  10.00         $  10.23         $  10.53         $   9.85
                                     ---------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                  .08(a)           .10              .22              .25              .32
  Net realized and
    unrealized gain (loss)               .65(a)          (.85)            (.17)            (.28)             .79
                                     ---------------------------------------------------------------------------
Total from investment
  operations                             .73(a)          (.75)             .05             (.03)            1.11
                                     ---------------------------------------------------------------------------
Less distributions from:
  Net investment income                    -             (.10)            (.22)            (.24)            (.34)
  Realized capital gains                   -                -             (.06)            (.03)            (.09)
  Tax return of capital                 (.01)               -                -                -                -
                                     ---------------------------------------------------------------------------
Total distributions                     (.01)            (.10)            (.28)            (.27)            (.43)
                                     ---------------------------------------------------------------------------
Net asset value at
  end of period                      $  9.87         $   9.15         $  10.00         $  10.23         $  10.53
                                     ===========================================================================
Total return (%)*                       8.01            (7.56)             .46             (.24)           11.38
Net assets at
  end of period (000)                $45,545         $275,332         $381,975         $334,673         $228,760
Ratios to average
  net assets:**
  Expenses (%)(b)                        .88(d)           .82              .75(c)           .65              .65
  Expenses, excluding
    reimbursements (%)(b)                .95              .82              .80              .81              .81
  Net investment income (%)              .90             1.33             2.02             2.43             3.58
Portfolio turnover (%)                   165(e)            35               24               41               24

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2016, average net assets were $102,146,000.
(a) Calculated using average shares. For the year ended December 31, 2016, average shares were 11,194,000.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                           -                -                -             (.00%)(+)        (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to May 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.65% of the Institutional Shares'
    average net assets.
(d) Effective January 1, 2016, the Manager voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.90% of the Institutional
    Shares' average net assets.
(e) Reflects increased trading activity due to large shareholder redemptions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

EXPENSE EXAMPLE

December 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2016, through December 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

40  | USAA REAL RETURN FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                            BEGINNING              ENDING              DURING PERIOD*
                                          ACCOUNT VALUE         ACCOUNT VALUE           JULY 1, 2016 -
                                           JULY 1, 2016       DECEMBER 31, 2016       DECEMBER 31, 2016
                                          -------------------------------------------------------------
FUND SHARES
Actual                                      $1,000.00             $1,002.00                 $5.03

Hypothetical
  (5% return before expenses)                1,000.00              1,020.11                  5.08

INSTITUTIONAL SHARES
Actual                                       1,000.00              1,001.00                  4.53

Hypothetical
  (5% return before expenses)                1,000.00              1,020.61                  4.57

*Expenses are equal to the annualized expense ratio of 1.00% for Fund Shares and 0.90% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 0.20% for Fund Shares and 0.10% for Institutional Shares for the six-month period of July 1, 2016, through December 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  41

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

42  | USAA REAL RETURN FUND

================================================================================

INTERESTED TRUSTEE(1)

--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES

--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  43

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as three years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over two years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

44  | USAA REAL RETURN FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  45

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

     (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
     (2) Member of Executive Committee.
     (3) Member of Audit and Compliance Committee.
     (4) Member of Product Management and Distribution Committee.
     (5) Member of Corporate Governance Committee.
     (6) Member of Investments Committee.
     (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
     (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
     (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
     (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

46  | USAA REAL RETURN FUND

================================================================================

INTERESTED OFFICERS(1)

--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President and Chief Investment Officer, USAA Investments, (11/16-present); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

48  | USAA REAL RETURN FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                     TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   94421-0217                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA FLEXIBLE INCOME FUND]

 ==============================================================

         ANNUAL REPORT
         USAA FLEXIBLE INCOME FUND
         FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
         DECEMBER 31, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A DIVERSIFIED PORTFOLIO--ONE BASED ON YOUR
INDIVIDUAL GOALS, TIME HORIZON, AND RISK            [PHOTO OF BROOKS ENGLEHARDT]
TOLERANCE--CAN HELP YOU WEATHER THE MARKETS'
INEVITABLE UPS AND DOWNS."

--------------------------------------------------------------------------------

FEBRUARY 2017

No one knows exactly what is going to happen from one day to the next. So, it makes sense to be prepared for the unexpected. This is particularly true in the investment world. In the closing weeks of 2016, global stock markets were rising and bond prices were falling. Precisely the opposite was happening at the beginning of 2016.

In early 2016, concern over economic growth spread across the world and fueled global stock market declines. After reaching their lows of the year in mid-February 2016, most global stock markets rebounded. In the United States, stocks climbed, rallying after Donald Trump's victory in the November 2016 presidential election. Investors appeared to like the President's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. Outside of the United States, emerging-markets equities recorded solid gains in 2016. Developed-markets stocks overall posted negative returns, with European stock markets providing the weakest performance.

Meanwhile, bond markets were dominated by shifting expectations about Federal Reserve (the Fed) monetary policy. The Fed, which raised short-term interest rates by 0.25% in December 2015, had previously forecast four interest rate increases during 2016. Policymakers backed off this expectation in March 2016, saying that only two interest rate increases were possible. As expectations about the Fed's action extended into the future, longer-term interest rates fell and bond prices, which move in the opposite direction, rose. Yields then edged up during the summer and into the autumn of 2016 as U.S. economic data improved. They rose dramatically after the November 2016 presidential election and continued to rise in anticipation of a December 2016 interest rate increase by the Fed. As yields rose, bond prices fell. In December 2016, the Fed raised short-term interest rates by 0.25% and said it was likely to raise interest rates by 0.75% during 2017.

At the end of the twelve-month reporting period, as investors anticipated what might lie ahead, stock prices remained elevated and longer-term yields were near their highs for 2016. At some point, investors are likely to assess

================================================================================

================================================================================

whether reality matches their expectations. As of this writing, U.S. stock prices seem rather high. We believe that earnings news in the coming months will have to be extremely good in order to support continued price appreciation. We see relatively more opportunity in Europe in the near term, despite political uncertainties and slow economic growth. As for emerging-market equities, we believe the 2016 rally may continue, with the asset class benefiting from a pickup in economic growth, widening corporate profit margins, and improving liquidity.

Regarding the bond market, interest rate increases by the Fed in 2017 could add to short-term pressures. However, we believe that there is little reason to worry about rising yields, as long as they do not rise too quickly. We believe that interest rates will increase on a gradual basis; the economy is still growing slowly and inflation currently remains on the low side. Bonds continue to have an important role in a diversified portfolio, as they may help offset the potential volatility of stock holdings. They can also be an important source of income.

Looking ahead, we cannot predict how everything will play out. Investors should be prepared for increased volatility as the markets steadily readjust in response to new information. A diversified portfolio--one based on your individual goals, time horizon, and risk tolerance--can help you weather the markets' inevitable ups and downs. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor.

On behalf of everyone here at USAA Investments, we appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.
o Diversification does not guarantee a profit or prevent a loss.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Distributions to Shareholders                                             14

    Report of Independent Registered
      Public Accounting Firm                                                  15

    Portfolio of Investments                                                  16

    Notes to Portfolio of Investments                                         22

    Financial Statements                                                      26

    Notes to Financial Statements                                             31

EXPENSE EXAMPLE                                                               51

TRUSTEES' AND OFFICERS' INFORMATION                                           53

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.
201626-0217

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA FLEXIBLE INCOME FUND (THE FUND) SEEKS TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

Under normal market conditions, the Fund will invest in income-producing securities that carry the most attractive opportunity for total return, regardless of maturity or credit rating. The Fund may invest to a significant extent in investment-grade U.S. bonds, high-yield bonds (commonly referred to as "junk" bonds), bank loans, non-dollar-denominated bonds, and equity securities. In addition, the Fund may invest up to 40% of its assets in foreign non-dollar-denominated securities traded outside the United States, and may invest without limitation in dollar-denominated securities of foreign issuers. Investments in the securities of foreign issuers may include securities issued in emerging markets as well as securities issued in established markets. The Fund also may use various techniques, including, among others, entering into derivatives transactions (such as futures and options), currency exchange contracts, and swap agreements, to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values.

For the purposes of this Fund, "bonds" may include corporate debt securities, obligations of U.S., state, and local governments, their agencies and instrumentalities, and mortgage-and asset-backed securities. For the purposes of this Fund, "equity securities" may include common stock (which represents an ownership interest in a corporation), preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American depositary receipts (ADRs), European depositary receipts (EDRs), global depositary receipts (GDRs), exchange-traded funds (ETFs), and convertible securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

       [PHOTO OF ARNOLD J. ESPE, CFA]             [PHOTO OF BRIAN W. SMITH, CFA]
       ARNOLD J. ESPE, CFA                        BRIAN W. SMITH, CFA
       USAA Asset                                 USAA Asset
       Management Company                         Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Longer-term interest rates, which were decreasing during the reporting period, rose dramatically after the November 8, 2016, presidential election and ended the reporting period higher than they started. The 30-year U.S. Treasury yield fell from 3.01% at the beginning of 2016 to a low of 2.11% in July 2016 and closed the year at 3.06%. The drop in yields in the first half of the reporting period appeared to be driven by global growth concerns and further fueled by shifting expectations about Federal Reserve (the Fed) monetary policy. Although the Fed forecast four interest rate increases during 2016, it remained on hold for most of the reporting period, largely because of slow U.S. economic growth. During the summer and into the autumn of 2016, longer-term interest rates edged up on signs that the Fed might raise short-term interest rates before the end of 2016. After President Donald Trump's victory in November 2016, longer-term interest rates rose sharply. Investors appeared to believe that a Trump-led administration would boost spending, which--if it led to increased economic growth and inflation--could accelerate Fed interest rate increases. In December 2016, Fed policymakers raised short-term interest rates by 0.25%.

    Credit spreads (the difference in yields between corporate bonds and Treasuries of comparable maturity) widened as volatility increased during the beginning of the reporting period. The widening spread, which reached its peak in mid-February 2016, began in the energy sector as oil prices fell but eventually spread throughout the corporate bond market.

================================================================================

2  | USAA FLEXIBLE INCOME FUND

================================================================================

    As volatility subsided and commodity prices improved, spreads narrowed. High-yield corporate bonds benefited more than investment-grade corporate bonds from the tightening in credit spreads, as they are generally less sensitive to interest rate movements.

    U.S. stocks recorded strong gains during the reporting period, despite a rough start. After a fall in the first six weeks of 2016, propelled by worries about global growth, stocks generally advanced into October 2016. They surged after Donald Trump's victory amid optimism about the President's plans for increased infrastructure spending, reduced regulation, and lower taxes. Small-cap stocks performed particularly well, outpacing large-cap stocks. Gold mining stocks posted solid gains as gold prices rose.

o HOW DID THE USAA FLEXIBLE INCOME FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of 10.86%, 11.02%, and 10.68%, respectively. This compares to a total return of 2.65% for the Bloomberg Barclays U.S. Aggregate Bond Index* and 3.91% for the Bloomberg Barclays U.S. Universal Index**.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *As of May 1, 2016, the Bloomberg Barclays U.S. Universal Index replaced the Bloomberg Barclays U.S. Aggregate Bond Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

    **Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indexes. Thus, the Fund's benchmark is now called the Bloomberg Barclays U.S. Universal Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

o   WHAT KEY FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING
    PERIOD?

    The Fund significantly outperformed its benchmark index, primarily on the strength of its investments in stocks and corporate bonds. Among its equity positions, the Fund's holdings of gold-mining stocks added substantially to results. Gold mining stocks, as represented by the New York Stock Exchange Arca Gold BUGS (Basket of Unhedged Gold Stocks) Index, were up 65% during the reporting period. The Fund also benefited from its investments in preferred stock, high-yield corporate bonds, and investment-grade corporate bonds. The Fund was held back somewhat by its short positions in S&P 500 Index futures* and in Russell 2000 Index futures. (The S&P 500(R) Index is a measure of the broad U.S. stock market. The Russell 2000 Index represents small-cap stocks.) Both short positions, which are employed to hedge against credit and equity risk, dampened returns as U.S. stock prices rose during the reporting period.

    In keeping with our investment approach, we maintained our income focus, concentrating our purchases on income-producing securities that we believe may have the most attractive opportunity for total return, regardless of maturity or credit rating. To help us identify opportunities throughout the fixed income universe, we relied on our analysts, who use independent research to evaluate every security we consider for purchase.

    Thank you for allowing us to help you manage your investments.

    *S&P(R) Index Futures were sold out of the Fund prior to December 31, 2016.

    o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Gold is a volatile asset class and is subject to additional risks, such as currency fluctuation, market liquidity, political instability and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

================================================================================

4  | USAA FLEXIBLE INCOME FUND

================================================================================

INVESTMENT OVERVIEW

USAA FLEXIBLE INCOME FUND SHARES (FUND SHARES)
(Ticker Symbol: USFIX)

--------------------------------------------------------------------------------
                                          12/31/16                12/31/15
--------------------------------------------------------------------------------
Net Assets                              $48.6 Million          $55.8 Million
Net Asset Value Per Share                   $8.95                  $8.31

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
   1 YEAR                                              SINCE INCEPTION 7/12/13
   10.86%                                                      2.00%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/15*
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT        1.00%        AFTER REIMBURSEMENT        0.93%

               (Includes acquired fund fees and expenses of 0.03%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

* The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.90% of the Fund Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2017. If the total annual operating expense ratio of the Fund Shares is lower than 0.90%, the Fund Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                               BLOOMBERG BARCLAYS
                    BLOOMBERG BARCLAYS         U.S. AGGREGATE BOND      USAA FLEXIBLE INCOME
                   U.S. UNIVERSAL INDEX*              INDEX                 FUND SHARES
 7/31/2013               $10,000.00                $10,000.00              $10,000.00
 8/31/2013                 9,943.01                  9,948.88                9,935.00
 9/30/2013                10,041.95                 10,043.07                9,977.00
10/31/2013                10,141.31                 10,124.27               10,152.00
11/30/2013                10,108.47                 10,086.36               10,111.00
12/31/2013                10,064.19                 10,029.36               10,202.00
 1/31/2014                10,197.67                 10,177.55               10,384.00
 2/28/2014                10,270.33                 10,231.66               10,576.00
 3/31/2014                10,260.80                 10,214.23               10,589.00
 4/30/2014                10,345.76                 10,300.43               10,700.00
 5/31/2014                10,470.33                 10,417.70               10,838.00
 6/30/2014                10,486.22                 10,423.08               11,056.00
 7/31/2014                10,453.59                 10,396.94               11,046.00
 8/31/2014                10,566.94                 10,511.72               11,097.00
 9/30/2014                10,483.04                 10,440.34               10,961.00
10/31/2014                10,585.79                 10,542.97               10,680.00
11/30/2014                10,641.94                 10,617.76               10,754.00
12/31/2014                10,623.72                 10,627.72               10,578.00
 1/31/2015                10,825.83                 10,850.55               10,738.00
 2/28/2015                10,762.70                 10,748.54               10,731.00
 3/31/2015                10,807.19                 10,798.44               10,591.00
 4/30/2015                10,794.69                 10,759.70               10,724.00
 5/31/2015                10,775.83                 10,733.78               10,715.00
 6/30/2015                10,655.49                 10,616.73               10,407.00
 7/31/2015                10,717.57                 10,690.54               10,336.00
 8/31/2015                10,686.00                 10,675.17               10,215.00
 9/30/2015                10,727.74                 10,747.38               10,031.00
10/31/2015                10,762.06                 10,749.21               10,040.00
11/30/2015                10,722.87                 10,720.79                9,905.00
12/31/2015                10,669.27                 10,686.16                9,662.00
 1/31/2016                10,787.06                 10,833.18                9,746.00
 2/29/2016                10,863.75                 10,910.05               10,028.00
 3/31/2016                10,996.80                 11,010.12               10,273.00
 4/30/2016                11,071.80                 11,052.41               10,713.00
 5/31/2016                11,080.49                 11,055.24               10,642.00
 6/30/2016                11,275.40                 11,253.88               11,085.00
 7/31/2016                11,368.40                 11,325.03               11,346.00
 8/31/2016                11,380.69                 11,312.10               11,204.00
 9/30/2016                11,383.45                 11,305.44               11,193.00
10/31/2016                11,307.81                 11,218.97               11,025.00
11/30/2016                11,053.58                 10,953.62               10,620.00
12/31/2016                11,086.42                 10,969.05               10,711.00

                                   [END CHART]

                    Data from 7/31/13 to 12/31/16.**

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of May 1, 2016, the Bloomberg Barclays U.S. Universal Index replaced the Bloomberg Barclays U.S. Aggregate Bond Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

**The performance of the Bloomberg Barclays U.S. Universal Index and Bloomberg Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2013, while the inception date of the Fund Shares is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

6  | USAA FLEXIBLE INCOME FUND

================================================================================

The graph on page 6 illustrates the comparison of a $10,000 hypothetical investment in the USAA Flexible Income Fund Shares to the following benchmark:

o The Bloomberg Barclays U.S. Universal Index is an index that represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

o The unmanaged Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade, fixed-rated taxable bond market, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA FLEXIBLE INCOME FUND INSTITUTIONAL SHARES
(INSTITUTIONAL SHARES) (Ticker Symbol: UIFIX)

--------------------------------------------------------------------------------
                                          12/31/16                   12/31/15
--------------------------------------------------------------------------------
Net Assets                              $21.9 Million              $22.9 Million
Net Asset Value Per Share                   $8.97                      $8.33

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
   1 YEAR                                               SINCE INCEPTION 7/12/13
   11.02%                                                        2.19%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/15*
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT         0.89%         AFTER REIMBURSEMENT        0.83%

            (Includes acquired fund fees and expenses of 0.03%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

* The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.80% of the Institutional Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2017. If the total annual operating expense ratio of the Institutional Shares is lower than 0.80%, the Institutional Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA FLEXIBLE INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                 BLOOMBERG             USAA FLEXIBLE
                 BLOOMBERG BARCLAYS       BARCLAYS U.S. AGGREGATE        INCOME FUND
               U.S. UNIVERSAL INDEX*             BOND INDEX          INSTITUTIONAL SHARES
 7/31/2013           $10,000.00                $10,000.00              $10,000.00
 8/31/2013             9,943.01                  9,948.88                9,937.00
 9/30/2013            10,041.95                 10,043.07                9,981.00
10/31/2013            10,141.31                 10,124.27               10,157.00
11/30/2013            10,108.47                 10,086.36               10,116.00
12/31/2013            10,064.19                 10,029.36               10,209.00
 1/31/2014            10,197.67                 10,177.55               10,392.00
 2/28/2014            10,270.33                 10,231.66               10,586.00
 3/31/2014            10,260.80                 10,214.23               10,600.00
 4/30/2014            10,345.76                 10,300.43               10,712.00
 5/31/2014            10,470.33                 10,417.70               10,852.00
 6/30/2014            10,486.22                 10,423.08               11,071.00
 7/31/2014            10,453.59                 10,396.94               11,064.00
 8/31/2014            10,566.94                 10,511.72               11,114.00
 9/30/2014            10,483.04                 10,440.34               10,978.00
10/31/2014            10,585.79                 10,542.97               10,697.00
11/30/2014            10,641.94                 10,617.76               10,782.00
12/31/2014            10,623.72                 10,627.72               10,596.00
 1/31/2015            10,825.83                 10,850.55               10,756.00
 2/28/2015            10,762.70                 10,748.54               10,751.00
 3/31/2015            10,807.19                 10,798.44               10,611.00
 4/30/2015            10,794.69                 10,759.70               10,745.00
 5/31/2015            10,775.83                 10,733.78               10,748.00
 6/30/2015            10,655.49                 10,616.73               10,441.00
 7/31/2015            10,717.57                 10,690.54               10,358.00
 8/31/2015            10,686.00                 10,675.17               10,238.00
 9/30/2015            10,727.74                 10,747.38               10,076.00
10/31/2015            10,762.06                 10,749.21               10,074.00
11/30/2015            10,722.87                 10,720.79                9,943.00
12/31/2015            10,669.27                 10,686.16                9,711.00
 1/31/2016            10,787.06                 10,833.18                9,797.00
 2/29/2016            10,863.75                 10,910.05               10,073.00
 3/31/2016            10,996.80                 11,010.12               10,335.00
 4/30/2016            11,071.80                 11,052.41               10,767.00
 5/31/2016            11,080.49                 11,055.24               10,707.00
 6/30/2016            11,275.40                 11,253.88               11,155.00
 7/31/2016            11,368.40                 11,325.03               11,405.00
 8/31/2016            11,380.69                 11,312.10               11,262.00
 9/30/2016            11,383.45                 11,305.44               11,251.00
10/31/2016            11,307.81                 11,218.97               11,084.00
11/30/2016            11,053.58                 10,953.62               10,676.00
12/31/2016            11,086.42                 10,969.05               10,781.00

                                   [END CHART]

                        Data from 7/31/13 to 12/31/16.**

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Flexible Income Fund Institutional Shares to the benchmark listed above (see page 7 for the benchmark definition).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of May 1, 2016, the Bloomberg Barclays U.S. Universal Index replaced the Bloomberg Barclays U.S. Aggregate Bond Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

**The performance of the Bloomberg Barclays U.S. Universal Index and Bloomberg Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2013, while the inception date of the Institutional Shares is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA FLEXIBLE INCOME FUND ADVISER SHARES
(ADVISER SHARES) (Ticker Symbol: UAFIX)

--------------------------------------------------------------------------------
                                          12/31/16                   12/31/15
--------------------------------------------------------------------------------
Net Assets                              $4.6 Million               $4.3 Million
Net Asset Value Per Share                  $8.95                      $8.31

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
   1 YEAR                                               SINCE INCEPTION 7/12/13
   10.68%                                                          1.76%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/15*
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT         1.36%         AFTER REIMBURSEMENT         1.18%

               (Includes acquired fund fees and expenses of 0.03%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

* The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.15% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2017. If the total annual operating expense ratio of the Adviser Shares is lower than 1.15%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

10  | USAA FLEXIBLE INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                               BLOOMBERG BARCLAYS         USAA FLEXIBLE
                    BLOOMBERG BARCLAYS           U.S. AGGREGATE             INCOME FUND
                   U.S. UNIVERSAL INDEX*           BOND INDEX             ADVISER SHARES
 7/31/2013                $10,000.00                $10,000.00              $10,000.00
 8/31/2013                  9,943.01                  9,948.88                9,932.00
 9/30/2013                 10,041.95                 10,043.07                9,971.00
10/31/2013                 10,141.31                 10,124.27               10,144.00
11/30/2013                 10,108.47                 10,086.36               10,102.00
12/31/2013                 10,064.19                 10,029.36               10,190.00
 1/31/2014                 10,197.67                 10,177.55               10,369.00
 2/28/2014                 10,270.33                 10,231.66               10,558.00
 3/31/2014                 10,260.80                 10,214.23               10,569.00
 4/30/2014                 10,345.76                 10,300.43               10,677.00
 5/31/2014                 10,470.33                 10,417.70               10,811.00
 6/30/2014                 10,486.22                 10,423.08               11,030.00
 7/31/2014                 10,453.59                 10,396.94               11,017.00
 8/31/2014                 10,566.94                 10,511.72               11,064.00
 9/30/2014                 10,483.04                 10,440.34               10,925.00
10/31/2014                 10,585.79                 10,542.97               10,640.00
11/30/2014                 10,641.94                 10,617.76               10,712.00
12/31/2014                 10,623.72                 10,627.72               10,532.00
 1/31/2015                 10,825.83                 10,850.55               10,688.00
 2/28/2015                 10,762.70                 10,748.54               10,678.00
 3/31/2015                 10,807.19                 10,798.44               10,535.00
 4/30/2015                 10,794.69                 10,759.70               10,664.00
 5/31/2015                 10,775.83                 10,733.78               10,652.00
 6/30/2015                 10,655.49                 10,616.73               10,347.00
 7/31/2015                 10,717.57                 10,690.54               10,273.00
 8/31/2015                 10,686.00                 10,675.17               10,151.00
 9/30/2015                 10,727.74                 10,747.38                9,967.00
10/31/2015                 10,762.06                 10,749.21                9,974.00
11/30/2015                 10,722.87                 10,720.79                9,840.00
12/31/2015                 10,669.27                 10,686.16                9,598.00
 1/31/2016                 10,787.06                 10,833.18                9,681.00
 2/29/2016                 10,863.75                 10,910.05                9,963.00
 3/31/2016                 10,996.80                 11,010.12               10,206.00
 4/30/2016                 11,071.80                 11,052.41               10,643.00
 5/31/2016                 11,080.49                 11,055.24               10,572.00
 6/30/2016                 11,275.40                 11,253.88               11,009.00
 7/31/2016                 11,368.40                 11,325.03               11,256.00
 8/31/2016                 11,380.69                 11,312.10               11,114.00
 9/30/2016                 11,383.45                 11,305.44               11,100.00
10/31/2016                 11,307.81                 11,218.97               10,934.00
11/30/2016                 11,053.58                 10,953.62               10,531.00
12/31/2016                 11,086.42                 10,969.05               10,623.00

                                   [END CHART]

                        Data from 7/31/13 to 12/31/16.**

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Flexible Income Fund Adviser Shares to the benchmark listed above (see page 7 for benchmark definition).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of May 1, 2016, the Bloomberg Barclays U.S. Universal Index replaced the Bloomberg Barclays U.S. Aggregate Bond Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

**The performance of the Bloomberg Barclays U.S. Universal Index and the Bloomberg Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2013, while the inception date of the Adviser Shares is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                         o TOP 10 HOLDINGS* - 12/31/16 o
                                (% of Net Assets)

U.S. Treasury Bond (STRIPS Principal), 3.18% ...............................  17.9%
Southern Union Co., 3.90% ..................................................   4.2%
U.S. Treasury Bond, 3.00% ..................................................   3.9%
Oil Insurance, Ltd., 3.98% .................................................   3.4%
Hycroft Mining Corp., 15.00% ...............................................   3.4%
Prospect Capital Corp. .....................................................   3.0%
Dairy Farmers of America, Inc., 7.88% ......................................   2.8%
U.S. Treasury Bond, 3.00% ..................................................   2.6%
Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund ...............   2.6%
Morgan Stanley Capital I Trust, 5.42% ......................................   2.4%

You will find a complete list of securities that the Fund owns on pages 16-21.

*Excludes money market instruments and futures.

================================================================================

12  | USAA FLEXIBLE INCOME FUND

================================================================================

                        o ASSET ALLOCATION* - 12/31/16 o

                         [PIE CHART OF ASSET ALLOCATION]

U.S. TREASURY SECURITIES                                                25.5%
COMMON STOCKS                                                           19.7%
CORPORATE OBLIGATIONS                                                   17.2%
GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS                            6.7%
PREFERRED STOCKS                                                         6.2%
COMMERCIAL MORTGAGE SECURITIES                                           5.6%
COMMERCIAL PAPER                                                         3.9%
COLLATERALIZED MORTGAGE OBLIGATIONS                                      3.5%
CONVERTIBLE SECURITIES                                                   3.4%
INVESTMENT COMPANIES                                                     2.6%
EURODOLLAR AND YANKEE OBLIGATIONS                                        2.2%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

*Excludes futures.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2016:

 DIVIDEND RECEIVED              QUALIFIED DIVIDEND             QUALIFIED
DEDUCTION (CORPORATE          INCOME (NON-CORPORATE             INTEREST
  SHAREHOLDERS)(1)               SHAREHOLDERS)(1)               INCOME
------------------------------------------------------------------------
        6.60%                        10.05%                   $1,947,000
------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

================================================================================

14  | USAA FLEXIBLE INCOME FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA FLEXIBLE INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Flexible Income Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of December 31, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Flexible Income Fund at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
February 21, 2017

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  15

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2016

---------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                            MARKET
AMOUNT                                                                                 COUPON                         VALUE
(000)         SECURITY                                                                  RATE         MATURITY         (000)
---------------------------------------------------------------------------------------------------------------------------
              BONDS (57.4%)

              CORPORATE OBLIGATIONS (17.2%)

              CONSUMER STAPLES (1.1%)
              -----------------------
              FOOD RETAIL (1.1%)
$     1,000   BI-LO, LLC & BI-LO Finance Corp.(a)                                       9.25%        2/15/2019      $   852
                                                                                                                    -------
              ENERGY (6.0%)
              -------------
              OIL & GAS DRILLING (0.6%)
      3,648   Schahin II Finance Co. SPV Ltd.(a),(b)                                    5.88         9/25/2023          493
                                                                                                                    -------
              OIL & GAS STORAGE & TRANSPORTATION (5.4%)
      1,000   Enterprise Products Operating, LLC(c)                                     7.00(d)      6/01/2067          855
      4,000   Southern Union Co.(c)                                                     3.90(d)     11/01/2066        3,173
                                                                                                                    -------
                                                                                                                      4,028
                                                                                                                    -------
              Total Energy                                                                                            4,521
                                                                                                                    -------
              FINANCIALS (3.4%)
              -----------------
              PROPERTY & CASUALTY INSURANCE (3.4%)
      3,200   Oil Insurance Ltd.(a),(c)                                                 3.98(d)              -(e)     2,560
                                                                                                                    -------
              HEALTH CARE (0.9%)
              ------------------
              HEALTH CARE FACILITIES (0.9%)
      1,000   Community Health Systems, Inc.                                            6.88          2/01/2022         700
                                                                                                                    -------
              REAL ESTATE (1.4%)
              ------------------
              REAL ESTATE DEVELOPMENT (1.4%)
      1,000   Crescent Communities, LLC & Crescent Ventures, Inc.(a)                    8.88         10/15/2021       1,012
                                                                                                                    -------
              UTILITIES (4.4%)
              ----------------
              ELECTRIC UTILITIES (4.4%)
      1,800   NextEra Energy Capital Holdings, Inc.(c)                                  2.91(d)      10/01/2066       1,517
      2,000   PPL Capital Funding, Inc.(c)                                              6.70(d)       3/30/2067       1,765
                                                                                                                    -------
                                                                                                                      3,282
                                                                                                                    -------
              Total Utilities                                                                                         3,282
                                                                                                                    -------
              Total Corporate Obligations (cost: $15,867)                                                            12,927
                                                                                                                    -------

================================================================================

16  | USAA FLEXIBLE INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                            MARKET
AMOUNT                                                                                 COUPON                         VALUE
(000)         SECURITY                                                                  RATE         MATURITY         (000)
---------------------------------------------------------------------------------------------------------------------------
              CONVERTIBLE SECURITIES (3.4%)

              MATERIALS (3.4%)
              ----------------
              GOLD (3.4%)
$     1,623   Hycroft Mining Corp.,
                acquired 10/21/2015 - 12/30/2016;
                cost $1,502(f),(g),(h)                                                  15.00%      10/22/2020      $ 2,556
                                                                                                                    -------
              EURODOLLAR AND YANKEE OBLIGATIONS (2.2%)

              ENERGY (2.2%)
              -------------
              OIL & GAS STORAGE & TRANSPORTATION (2.2%)
      2,000   TransCanada PipeLines Ltd.(c) (cost: $2,011)                               6.35(d)     5/15/2067        1,675
                                                                                                                    -------
              COLLATERALIZED MORTGAGE OBLIGATIONS (3.5%)

              FINANCIALS (3.5%)
              -----------------
      1,799   Countrywide Alternative Loan Trust                                         5.00(d)     3/25/2035            -
        627   Sequoia Mortgage Trust                                                     1.64(d)     9/20/2033          557
      1,648   Structured Asset Mortgage Investments, Inc.                                1.24(d)     7/19/2035        1,523
        599   Wells Fargo Mortgage Backed Securities Trust                               3.00(d)     4/25/2035          568
                                                                                                                    -------
              Total Financials                                                                                        2,648
                                                                                                                    -------
              Total Collateralized Mortgage Obligations (cost: $2,770)                                                2,648
                                                                                                                    -------
              COMMERCIAL MORTGAGE SECURITIES (5.6%)

              FINANCIALS (5.6%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (3.4%)
      1,000   Citigroup Commercial Mortgage Trust                                        6.14       12/10/2049          685
      2,000   Morgan Stanley Capital I Trust                                             5.42        3/12/2044        1,826
                                                                                                                    -------
                                                                                                                      2,511
                                                                                                                    -------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (2.2%)
     17,331   GS Mortgage Securities Trust,
                acquired 1/02/2014; cost $706(a),(h)                                     0.68        3/10/2044          401
     34,127   JPMBB Commercial Mortgage Securities
              Trust, acquired 4/30/2014; cost $2,227(h)                                  1.00        4/15/2047        1,255
                                                                                                                    -------
                                                                                                                      1,656
                                                                                                                    -------
              Total Financials                                                                                        4,167
                                                                                                                    -------
              Total Commercial Mortgage Securities (cost: $4,426)                                                     4,167
                                                                                                                    -------
              U.S. TREASURY SECURITIES (25.5%)

              BONDS (25.5%)
      3,000   3.00%, 11/15/2045                                                                                       2,960
      2,000   3.00%, 5/15/2045(i)                                                                                     1,973

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

---------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                            MARKET
AMOUNT                                                                                                                VALUE
(000)         SECURITY                                                                                                (000)
---------------------------------------------------------------------------------------------------------------------------
$     2,000   3.02%, 5/15/2045 (STRIPS Principal)(j)                                                                $   820
     32,000   3.18%, 8/15/2044 (STRIPS Principal)(j)                                                                 13,446
                                                                                                                    -------
                                                                                                                     19,199
                                                                                                                    -------
              Total U.S. Treasury Securities (cost: $19,400)                                                         19,199
                                                                                                                    -------
              Total Bonds (cost: $45,976)                                                                            43,172
                                                                                                                    -------

---------------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
---------------------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (28.5%)

              COMMON STOCKS (19.7%)

              ENERGY (1.9%)
              -------------
              INTEGRATED OIL & GAS (1.9%)
    280,000   Gazprom PAO ADR                                                                                         1,425
                                                                                                                    -------
              FINANCIALS (9.4%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (5.0%)
    250,000   Apollo Investment Corp.                                                                                 1,465
    270,000   Prospect Capital Corp.                                                                                  2,254
                                                                                                                    -------
                                                                                                                      3,719
                                                                                                                    -------
              REITs - MORTGAGE (4.4%)
    157,748   Annaly Capital Management, Inc.(c)                                                                      1,573
    200,000   Two Harbors Investment Corp.                                                                            1,744
                                                                                                                    -------
                                                                                                                      3,317
                                                                                                                    -------
              Total Financials                                                                                        7,036
                                                                                                                    -------
              MATERIALS (8.4%)
              ----------------
              GOLD (7.2%)
    174,500   Alamos Gold, Inc."A"                                                                                    1,194
     88,599   AuRico Metals, Inc.*                                                                                       67
     75,000   Goldcorp, Inc.                                                                                          1,020
     49,180   Hycroft Mining Corp., acquired 5/30/2014 - 5/21/2015;
                cost $4,195*(g),(h)                                                                                      49
    300,000   Kinross Gold Corp.*                                                                                       933
     42,000   Newmont Mining Corp.                                                                                    1,431
    159,000   Novagold Resources, Inc.*                                                                                 725
                                                                                                                    -------
                                                                                                                      5,419
                                                                                                                    -------
              SILVER (1.2%)
     47,000   Silver Wheaton Corp.                                                                                      908
                                                                                                                    -------
              Total Materials                                                                                         6,327
                                                                                                                    -------
              Total Common Stocks (cost: $20,247)                                                                    14,788
                                                                                                                    -------

================================================================================

18  | USAA FLEXIBLE INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                     MARKET
NUMBER                                                                                                                VALUE
OF SHARES     SECURITY                                                                                                (000)
---------------------------------------------------------------------------------------------------------------------------
              PREFERRED STOCKS (6.2%)

              CONSUMER STAPLES (2.8%)
              -----------------------
              AGRICULTURAL PRODUCTS (2.8%)
     20,000   Dairy Farmers of America, Inc., 7.88%, cumulative
              redeemable, perpetual(a),(c)                                                                          $ 2,092
                                                                                                                    -------
              ENERGY (2.2%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (2.2%)
      3,000   Chesapeake Energy Corp., 5.75%, perpetual*(a)                                                           1,683
                                                                                                                    -------
              TELECOMMUNICATION SERVICES (1.2%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (1.2%)
     40,000   Qwest Corp., 6.50%                                                                                        917
                                                                                                                    -------
              Total Preferred Stocks (cost: $6,237)                                                                   4,692
                                                                                                                    -------

              INVESTMENT COMPANIES (2.6%)
    134,502   Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund (cost: $1,953)                             1,945
                                                                                                                    -------
              Total Equity Securities (cost: $28,437)                                                                21,425
                                                                                                                    -------

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                    COUPON
(000)                                                                                      RATE      MATURITY
----------------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (10.6%)

              COMMERCIAL PAPER (3.9%)

              FINANCIALS (3.9%)
              -----------------
              ASSET-BACKED FINANCING (3.9%)
$       745   Gotham Funding Corp.(a)                                                      0.74%    1/03/2017           745
        746   LMA Americas, LLC(a)                                                         0.75     1/10/2017           746
        745   Manhattan Asset Fdg Co.(a)                                                   0.78     1/09/2017           745
        700   Victory Receivables(a)                                                       0.80     1/26/2017           700
                                                                                                                    -------
                                                                                                                      2,936
                                                                                                                    -------
              Total Financials                                                                                        2,936
                                                                                                                    -------
              Total Commercial Paper                                                                                  2,936
                                                                                                                    -------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                     MARKET
NUMBER                                                                                                                VALUE
OF SHARES     SECURITY                                                                                                (000)
---------------------------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (6.7%)
  5,028,219   State Street Institutional Treasury Money Market Fund
                Premier Class, 0.40%(k)                                                                             $ 5,028
                                                                                                                    -------
              Total Money Market Instruments (cost: $7,964)                                                           7,964
                                                                                                                    -------

              TOTAL INVESTMENTS (COST: $82,377)                                                                     $72,561
                                                                                                                    =======

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                UNREALIZED
                                                                                          CONTRACT            APPRECIATION/
NUMBER OF                                                         EXPIRATION               VALUE             (DEPRECIATION)
CONTRACTS                                                           DATE                   (000)                      (000)
---------------------------------------------------------------------------------------------------------------------------
              FUTURES(l)

              SHORT FUTURES

              EQUITY CONTRACTS
       (135)  Russell 2000 Mini                                     03/17/2017              $ (9,159)                  $178
                                                                                                                       ----
              FOREIGN EXCHANGE CONTRACTS
        (50)  Japan Yen Currency                                    03/13/2017                (5,373)                    85
                                                                                            --------                   ----

              TOTAL SHORT FUTURES                                                           $(14,532)                  $263
                                                                                            --------                   ----

              TOTAL FUTURES                                                                 $(14,532)                  $263
                                                                                            ========                   ====

================================================================================

20  | USAA FLEXIBLE INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------------------------------
ASSETS                                                       LEVEL 1        LEVEL 2            LEVEL 3                TOTAL
---------------------------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                                   $     -           $12,927             $    -              $12,927
  Convertible Securities                                        -                 -              2,556                2,556
  Eurodollar and Yankee Obligations                             -             1,675                  -                1,675
  Collateralized Mortgage Obligations                           -             2,648                  -                2,648
  Commercial Mortgage Securities                                -             4,167                  -                4,167
  U.S. Treasury Securities                                  4,933            14,266                  -               19,199

Equity Securities:
  Common Stocks                                            14,739                 -                 49               14,788
  Preferred Stocks                                              -             4,692                  -                4,692
  Investment Companies                                      1,945                 -                  -                1,945

Money Market Instruments:
  Commercial Paper                                              -             2,936                  -                2,936
  Government & U.S. Treasury Money
    Market Funds                                            5,028                 -                  -                5,028

Futures(1)                                                    263                 -                  -                  263
---------------------------------------------------------------------------------------------------------------------------
Total                                                     $26,908           $43,311             $2,605              $72,824
---------------------------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/depreciation on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

---------------------------------------------------------------------------------------------------------------------------
                                            RECONCILIATION OF LEVEL 3 INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------
                                                                                  CONVERTIBLE
                                                                                   SECURITIES                 COMMON STOCKS
---------------------------------------------------------------------------------------------------------------------------
Balance as of December 31, 2015                                                        $1,444                           $12
Purchases                                                                                 261                             -
Sales                                                                                       -                             -
Transfers into Level 3                                                                      -                             -
Transfers out of Level 3                                                                    -                             -
Net realized gain (loss) on investments                                                     -                             -
Change in net unrealized appreciation/(depreciation) of investments                       851                            37
---------------------------------------------------------------------------------------------------------------------------
Balance as of December 31, 2016                                                        $2,556                           $49
---------------------------------------------------------------------------------------------------------------------------

For the period of January 1, 2016, through December 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 11.2% of net assets at December 31, 2016.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities, but such maturities can be difficult to predict because of the effect of prepayments.

================================================================================

22  | USAA FLEXIBLE INCOME FUND

================================================================================

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) -
    Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in
           U.S. dollars.
    REIT   Real estate investment trust
    STRIPS Separate trading of registered interest and principal of securities

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset
        Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the
        Board), unless otherwise noted as illiquid.

    (b) At December 31, 2016, the issuer was in default with respect to interest and/or principal payments.

    (c) The security, or a portion thereof, is segregated to cover the value of open futures contracts at December 31, 2016.

    (d) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at December 31, 2016.

    (e) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (f) Pay-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (g) Security was fair valued at December 31, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $2,605,000, which represented 3.5% of the Fund's net assets.

    (h) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at December 31, 2016, was $4,261,000, which represented 5.7% of the Fund's net assets.

    (i) Securities with a value of $1,973,000 are segregated as collateral for initial margin requirements on open futures contracts.

================================================================================

24  | USAA FLEXIBLE INCOME FUND

================================================================================

    (j) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (k) Rate represents the money market fund annualized seven-day yield at December 31, 2016.

    (l) The contract value of futures sold as a percentage of Net Assets is
        19.3%

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

December 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $82,377)                   $ 72,561
   Receivables:
       Capital shares sold:
           Affiliated transactions (Note 7)                                            500
           Nonaffiliated transactions                                                   51
       USAA Asset Management Company (Note 6C)                                          81
       Dividends and interest                                                          409
       Securities sold                                                               1,650
   Variation margin on futures contracts                                               264
                                                                                  --------
           Total assets                                                             75,516
                                                                                  --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                          59
       Bank overdraft                                                                  194
   Accrued management fees                                                              32
   Accrued transfer agent's fees                                                         4
   Other accrued expenses and payables                                                  72
                                                                                  --------
           Total liabilities                                                           361
                                                                                  --------
                Net assets applicable to capital shares outstanding               $ 75,155
                                                                                  ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                $ 94,184
   Accumulated undistributed net investment income                                     541
   Accumulated net realized loss on investments and futures transactions           (10,017)
   Net unrealized depreciation of investments and futures contracts                 (9,553)
                                                                                  --------
                Net assets applicable to capital shares outstanding               $ 75,155
                                                                                  ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $48,625/5,432 capital shares
         outstanding, no par value)                                               $   8.95
                                                                                  ========
       Institutional Shares (net assets of $21,919/2,444 capital
         shares outstanding, no par value)                                        $   8.97
                                                                                  ========
       Adviser Shares (net assets of $4,611/515 capital shares
         outstanding, no par value)                                               $   8.95
                                                                                  ========

See accompanying notes to financial statements.

================================================================================

26  | USAA FLEXIBLE INCOME FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended December 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $10)                               $1,153
   Interest                                                                        2,114
                                                                                  ------
       Total income                                                                3,267
                                                                                  ------
EXPENSES
   Management fees                                                                   429
   Administration and servicing fees:
       Fund Shares                                                                    82
       Institutional Shares                                                           27
       Adviser Shares                                                                  7
   Transfer agent's fees:
       Fund Shares                                                                    75
       Institutional Shares                                                           27
       Adviser Shares                                                                  1
   Distribution and service fees (Note 6E):
       Adviser Shares                                                                 12
   Custody and accounting fees:
       Fund Shares                                                                    50
       Institutional Shares                                                           22
       Adviser Shares                                                                  4
   Postage:
       Fund Shares                                                                     4
   Shareholder reporting fees:
       Fund Shares                                                                    14
       Institutional Shares                                                            1
   Trustees' fees                                                                     30
   Registration fees:
       Fund Shares                                                                    25
       Institutional Shares                                                           19
       Adviser Shares                                                                 18
   Professional fees                                                                 106
   Other                                                                              16
                                                                                  ------
            Total expenses                                                           969
   Expenses reimbursed:
       Fund Shares                                                                   (91)
       Institutional Shares                                                          (63)
       Adviser Shares                                                                (20)
                                                                                  ------
            Net expenses                                                             795
                                                                                  ------
NET INVESTMENT INCOME                                                              2,472
                                                                                  ------

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES CONTRACTS
   Net realized gain (loss) on:
       Investments                                                                  (867)
       Long-term capital gain distributions from other investment companies            5
       Futures transactions                                                       (3,521)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                10,824
       Futures contracts                                                             661
                                                                                  ------
           Net realized and unrealized gain                                        7,102
                                                                                  ------
   Increase in net assets resulting from operations                               $9,574
                                                                                  ======

See accompanying notes to financial statements.

================================================================================

28  | USAA FLEXIBLE INCOME FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended December 31,

--------------------------------------------------------------------------------------------------
                                                                                2016          2015
--------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                     $ 2,472      $  6,328
   Net realized loss on investments                                             (867)       (7,343)
   Net realized gain on long-term capital gain distributions
       from other investment companies                                             5             2
   Net realized gain on foreign currency transactions                              -            63
   Net realized gain (loss) on futures transactions                           (3,521)          600
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                            10,824       (11,341)
       Foreign currency translations                                               -           (18)
       Futures contracts                                                         661           944
                                                                             ---------------------
       Increase (decrease) in net assets resulting from operations             9,574       (10,765)
                                                                             ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                            (1,550)       (2,702)
       Institutional Shares                                                     (794)       (2,944)
       Adviser Shares                                                           (128)         (189)
                                                                             ---------------------
           Total distributions of net investment income                       (2,472)       (5,835)
                                                                             ---------------------
   Net realized gains:
       Fund Shares                                                                 -          (617)
       Institutional Shares                                                        -          (246)
       Adviser Shares                                                              -           (46)
                                                                             ---------------------
           Total distributions of net realized gains                               -          (909)
                                                                             ---------------------
       Distributions to shareholders                                          (2,472)       (6,744)
                                                                             ---------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                               (11,892)       (1,572)
   Institutional Shares                                                       (3,041)      (67,454)
   Adviser Shares                                                                (11)          (40)
                                                                             ---------------------
       Total net decrease in net assets from
            capital share transactions                                       (14,944)      (69,066)
                                                                             ---------------------
   Net decrease in net assets                                                 (7,842)      (86,575)

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

--------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of year                                                          82,997       169,572
                                                                             ---------------------
   End of year                                                               $75,155      $ 82,997
                                                                             =====================
Accumulated undistributed net investment income:
   End of year                                                               $   541      $    450
                                                                             =====================

See accompanying notes to financial statements.

================================================================================

30  | USAA FLEXIBLE INCOME FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Flexible Income Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek total return through a combination of income and capital appreciation.

The Fund consists of three classes of shares: Flexible Income Fund Shares (Fund Shares), Flexible Income Fund Institutional Shares (Institutional Shares), and Flexible Income Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked

================================================================================

32  | USAA FLEXIBLE INCOME FUND

================================================================================

        prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

        events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair

================================================================================

34  | USAA FLEXIBLE INCOME FUND

================================================================================

        value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by quoted prices obtained from a broker-dealer participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, options on futures contracts, and forward currency contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at December 31, 2016, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable

================================================================================

36  | USAA FLEXIBLE INCOME FUND

================================================================================

    direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2016*
    (IN THOUSANDS)

                                               ASSET DERIVATIVES                LIABILITY DERIVATIVES
    ----------------------------------------------------------------------------------------------------
                                      STATEMENT OF                          STATEMENT OF
    DERIVATIVES NOT                   ASSETS AND                            ASSETS AND
    ACCOUNTED FOR AS                  LIABILITIES                           LIABILITIES
    HEDGING INSTRUMENTS               LOCATION              FAIR VALUE      LOCATION          FAIR VALUE
    ----------------------------------------------------------------------------------------------------
    Equity contracts                  Net unrealized          $ 85**                              $-
                                      depreciation of
                                      investments and
                                      futures contracts

    Foreign exchange contracts        Net unrealized           178**                               -
                                      depreciation of
                                      investments and
                                      futures contracts
    ----------------------------------------------------------------------------------------------------
    Total                                                     $263                                $-
    ----------------------------------------------------------------------------------------------------

     * For open derivative instruments as of December 31, 2016, see the Portfolio of Investments, which also is indicative of activity for the year ended December 31, 2016.

    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2016 (IN THOUSANDS)

                                                                                         CHANGE IN
                                                                                         UNREALIZED
    DERIVATIVES NOT                                                 REALIZED             APPRECIATION/
    ACCOUNTED FOR AS                 STATEMENT OF                   GAIN (LOSS)          (DEPRECIATION)
    HEDGING INSTRUMENTS              OPERATIONS LOCATION            ON DERIVATIVES       ON DERIVATIVES
    ----------------------------------------------------------------------------------------------------
    Equity contracts                 Net realized gain (loss) on      $  (979)                $289
                                     Futures transactions/
                                     Change in net unrealized
                                     appreciation/(depreciation)
                                     of Futures contracts

    Foreign exchange contracts*      Net realized gain (loss) on       (2,542)                 372
                                     Futures transactions/
                                     Change in net unrealized
                                     appreciation/(depreciation)
                                     of Futures contracts
    ----------------------------------------------------------------------------------------------------
    Total                                                             $(3,521)                $661
    ----------------------------------------------------------------------------------------------------

    * Includes forward currency contracts as reported on the Portfolio of Investments, which are reported as a component of foreign currency transactions/translations.

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

H. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since

================================================================================

38  | USAA FLEXIBLE INCOME FUND

================================================================================

    the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

I. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended December 31, 2016, there were no custodian and other bank credits.

J. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    Fund as an addition to paid in capital. For the year ended December 31, 2016, the Adviser Shares charged redemption fees of $1,000.

K. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

L. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

================================================================================

40  | USAA FLEXIBLE INCOME FUND

================================================================================

For the year ended December 31, 2016, the Fund paid CAPCO facility fees of $1,000, which represents 0.1% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended December 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase accumulated undistributed net investment income and accumulated net realized loss on investments by $91,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended December 31, 2016, and 2015, was as follows:

                                                2016                      2015
                                            ------------------------------------
Ordinary income*                            $2,472,000                $6,411,000
Long-term realized capital gain                      -                   333,000
                                            ----------                ----------
  Total distributions paid                  $2,472,000                $6,744,000
                                            ==========                ==========

As of December 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                       $   929,000
Accumulated capital and other losses                                  (9,753,000)
Unrealized depreciation of investments                                (9,823,000)

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on passive foreign investment company adjustments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2016, the Fund had net capital loss carryforwards of $9,753,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                           CAPITAL LOSS CARRYFORWARDS
                        --------------------------------
                                  TAX CHARACTER
                        --------------------------------
                        (NO EXPIRATION)         BALANCE
                        ---------------       ----------
                        Short-Term            $2,523,000
                        Long-Term              7,230,000
                                              ----------
                          Total               $9,753,000
                                              ==========

For the year ended December 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2016, were $12,606,000 and $33,967,000, respectively.

As of December 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $82,384,000.

Gross unrealized appreciation and depreciation of investments as of December 31, 2016, for federal income tax purposes, were $2,598,000 and $12,421,000, respectively, resulting in net unrealized depreciation of $9,823,000.

================================================================================

42  | USAA FLEXIBLE INCOME FUND

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At December 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                            YEAR ENDED               YEAR ENDED
                                         DECEMBER 31, 2016        DECEMBER 31, 2015
    --------------------------------------------------------------------------------
                                       SHARES        AMOUNT      SHARES       AMOUNT
    FUND SHARES:
    Shares sold                         1,898      $ 17,267       1,829     $ 17,097
    Shares issued from reinvested
      dividends                           116         1,036         219        1,982
    Shares redeemed                    (3,292)      (30,195)     (2,245)     (20,651)
                                       ---------------------------------------------
    Net decrease from capital share
      transactions                     (1,278)     $(11,892)       (197)    $ (1,572)
                                       =============================================
    INSTITUTIONAL SHARES:
    Shares sold                         1,088      $  9,852         130     $  1,199
    Shares issued from reinvested
      dividends                            89           793         344        3,191
    Shares redeemed                    (1,489)      (13,686)     (7,969)     (71,844)
                                       ---------------------------------------------
    Net decrease from capital
      share transactions                 (312)     $ (3,041)     (7,495)    $(67,454)
                                       =============================================
    ADVISER SHARES:
    Shares sold                            57      $    520           5     $     50
    Shares issued from reinvested
      dividends                             1             7           1            7
    Shares redeemed*                      (59)         (538)        (10)         (97)
                                       ---------------------------------------------
    Net decrease from capital
      share transactions                   (1)     $    (11)         (4)    $    (40)
                                       =============================================

    *Net of redemption fees, if any.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended December 31, 2016, the Fund had no subadviser(s).

    The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets. For the year ended December 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $429,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended December 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $82,000, $27,000, and $7,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2016, the Fund reimbursed the Manager $2,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through May 1, 2017, to limit the total annual operating expenses of the Fund Shares, Institutional Shares, and Adviser Shares to 0.90%, 0.80%, and 1.15%, respectively, of

================================================================================

44  | USAA FLEXIBLE INCOME FUND

================================================================================

    their average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund Shares, Institutional Shares, and the Adviser Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through May 1, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended December 31, 2016, the Fund incurred reimbursable expenses from the Manager for the Fund Shares, Institutional Shares, and Adviser Shares of $91,000, $63,000, and $20,000, respectively, of which $81,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended
    December 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $75,000, $27,000, and $1,000 respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company
    (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended December 31, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $12,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of December 31, 2016, the Fund recorded a receivable for capital shares sold of $500,000 for the USAA fund-of-funds' purchases of Institutional Shares. As of December 31, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                               10.0
Target Retirement Income                                                2.2
Target Retirement 2020                                                  3.7
Target Retirement 2030                                                  7.4
Target Retirement 2040                                                  4.6
Target Retirement 2050                                                  1.2
Target Retirement 2060                                                  0.1

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At December 31, 2016, USAA and its affiliates owned 1,004,000 Fund Shares and 500,000 Adviser Shares. This represents 18.5% of the Fund Shares and 97.1% Adviser Shares outstanding and 17.9% of the Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

46  | USAA FLEXIBLE INCOME FUND

================================================================================

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the final rules require the filing of new forms N-PORT and N-CEN, and amends Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This final rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                           PERIOD ENDED
                                                   YEAR ENDED DECEMBER 31,                 DECEMBER 31,
                                        ---------------------------------------------------------------
                                           2016            2015                2014             2013***
                                        ---------------------------------------------------------------
Net asset value at
  beginning of period                   $  8.31         $  9.59             $  9.99          $ 10.00
                                        ------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                     .27             .41                 .52(a)           .22(a)
  Net realized and unrealized
    gain (loss)                             .63           (1.21)               (.14)(a)         (.02)(a)
                                        ------------------------------------------------------------
Total from investment operations            .90            (.80)                .38(a)           .20(a)
                                        ------------------------------------------------------------
Less distributions from:
  Net investment income                    (.26)           (.39)               (.49)            (.18)
  Realized capital gains                      -            (.09)               (.29)            (.03)
                                        ------------------------------------------------------------
Total distributions                        (.26)           (.48)               (.78)            (.21)
                                        ------------------------------------------------------------
Net asset value at end of period        $  8.95         $  8.31             $  9.59          $  9.99
                                        ============================================================
Total return (%)*                         10.86           (8.66)               3.69             2.02
Net assets at end of period (000)       $48,625         $55,762             $66,235          $31,636
Ratios to average net assets:**
  Expenses (%)(c)                           .97(d)          .97(e)              .92             1.00(b)
  Expenses, excluding
    reimbursements (%)(c)                  1.13             .97                 .92             1.00(b)
  Net investment income (%)                2.83            4.53                5.03             4.10(b)
Portfolio turnover (%)                       17              36(f)               90(g)            39

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2016, average net assets were $54,684,000.
*** Fund Shares commenced operations on July 12, 2013.
(a) Calculated using average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                              -               -                   -             (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(d) Effective May 1, 2016, the Manager voluntarily agreed to limit the annual expenses of the Fund Shares to 0.90% of the Fund Shares' average net assets.
(e) Prior to May 1, 2015, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.00% of the Fund Shares' average net assets.
(f) Reflects overall decrease in purchases and sales of securities.
(g) Reflects overall increase in trading due to prior period's portfolio turnover ratio not being indicative of 12 months of operations.

================================================================================

48  | USAA FLEXIBLE INCOME FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                           PERIOD ENDED
                                                   YEAR ENDED DECEMBER 31,                 DECEMBER 31,
                                        ---------------------------------------------------------------
                                           2016            2015                2014             2013***
                                        ---------------------------------------------------------------
Net asset value at
  beginning of period                   $  8.32         $  9.59             $  9.99          $ 10.00
                                        ------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                     .28(a)          .43(a)              .52              .24(a)
  Net realized and
    unrealized gain (loss)                  .64(a)        (1.21)(a)            (.13)            (.03)(a)
                                        ------------------------------------------------------------
Total from investment operations            .92(a)         (.78)(a)             .39              .21(a)
                                        ------------------------------------------------------------
Less distributions from:
  Net investment income                    (.27)           (.40)               (.50)            (.19)
  Realized capital gains                     --            (.09)               (.29)            (.03)
                                        ------------------------------------------------------------
Total distributions                        (.27)           (.49)               (.79)            (.22)
                                        ------------------------------------------------------------
Net asset value at end of period        $  8.97         $  8.32             $  9.59          $  9.99
                                        ============================================================
Total return (%)*                         11.15           (8.46)               3.79             2.09
Net assets at end of period (000)       $21,919         $22,942             $98,348          $97,101
Ratios to average net assets:**
  Expenses (%)(c)                           .80             .80                 .80              .80(b)
  Expenses, excluding
    reimbursements (%)(c)                  1.04             .86                 .85              .88(b)
  Net investment income (%)                3.01            4.57                5.08             4.65(b)
Portfolio turnover (%)                       17              36(e)               90(d)            39

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2016, average net assets were $26,356,000.
*** Institutional Shares commenced operations on July 12, 2013.
(a) Calculated using average shares. For the year ended December 31, 2016, average shares were 2,871,000.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                              -               -                   -             (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(d) Reflects overall increase in trading due to prior period's portfolio turnover ratio not being indicative of 12 months of operations.
(e) Reflects overall decrease in purchases and sales of securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                           PERIOD ENDED
                                                   YEAR ENDED DECEMBER 31,                 DECEMBER 31,
                                         --------------------------------------------------------------
                                           2016            2015                2014             2013***
                                         --------------------------------------------------------------
Net asset value at
  beginning of period                    $ 8.31          $ 9.59              $ 9.99           $10.00
                                         -----------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                     .26             .39                 .47              .20(a)
  Net realized and unrealized
    gain (loss)                             .62           (1.21)               (.12)            (.01)(a)
                                         -----------------------------------------------------------
Total from investment operations            .88            (.82)                .35              .19(a)
                                         -----------------------------------------------------------
Less distributions from:
  Net investment income                    (.24)           (.37)               (.46)            (.17)
  Realized capital gains                      -            (.09)               (.29)            (.03)
                                         -----------------------------------------------------------
Total distributions                        (.24)           (.46)               (.75)            (.20)
                                         -----------------------------------------------------------
Redemption fees added to
  beneficial interests                      .00(g)            -                   -                -
                                         -----------------------------------------------------------
Net asset value at end of period         $ 8.95          $ 8.31              $ 9.59           $ 9.99
                                         ===========================================================
Total return (%)*                         10.68           (8.86)               3.35             1.90
Net assets at end of period (000)        $4,611          $4,293              $4,989           $4,996
Ratios to average net assets:**
  Expenses (%)(c)                          1.15            1.19(f)             1.25             1.25(b)
  Expenses, excluding
    reimbursements (%)(c)                  1.58            1.33                1.55             1.54(b)
  Net investment income (%)                2.71            4.32                4.62             3.76(b)
Portfolio turnover (%)                       17              36(e)               90(d)            39

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2016, average net assets were $4,782,000.
*** Adviser Shares commenced operations on July 12, 2013.
(a) Calculated using average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                              -               -                   -             (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(d) Reflects overall increase in trading due to prior period's portfolio turnover ratio not being indicative of 12 months of operations.
(e) Reflects overall decrease in purchases and sales of securities.
(f) Prior to May 1, 2015, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.25% of the Adviser Shares' average net assets.
(g) Represents less than $0.01 per share.

================================================================================

50  | USAA FLEXIBLE INCOME FUND

================================================================================

EXPENSE EXAMPLE

December 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2016, through December 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  51

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                          BEGINNING               ENDING             DURING PERIOD*
                                        ACCOUNT VALUE          ACCOUNT VALUE          JULY 1, 2016 -
                                         JULY 1, 2016        DECEMBER 31, 2016      DECEMBER 31, 2016
                                        -------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00             $  966.30                  $4.45

Hypothetical
  (5% return before expenses)              1,000.00              1,020.61                   4.57

INSTITUTIONAL SHARES
Actual                                     1,000.00                966.50                   3.95

Hypothetical
  (5% return before expenses)              1,000.00              1,021.11                   4.06

ADVISER SHARES
Actual                                     1,000.00                965.00                   5.68

Hypothetical
  (5% return before expenses)              1,000.00              1,019.36                   5.84

*Expenses are equal to the annualized expense ratio of 0.90% for Fund Shares, 0.80% for Institutional Shares, and 1.15% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (3.37)% for Fund Shares, (3.35)% for Institutional Shares, and (3.50)% for Adviser Shares for the six-month period of July 1, 2016, through December 31, 2016.

================================================================================

52  | USAA FLEXIBLE INCOME FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

54  | USAA FLEXIBLE INCOME FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as three years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over two years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

56  | USAA FLEXIBLE INCOME FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President and Chief Investment Officer, USAA Investments, (11/16-present); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12); Assistant Vice President, Insurance Portfolios, (11/99-07/01).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

58  | USAA FLEXIBLE INCOME FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. De VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance - Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

60  | USAA FLEXIBLE INCOME FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   97755-0217                                (C)2017, USAA. All rights reserved.





ITEM 2.  CODE OF ETHICS.

On September 24, 2014, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.


On November 18, 2008, and September 24, 2014, respectively, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley as the Board's audit committee financial experts. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.




ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 54 funds in all. Only 14 funds of the Registrant have a fiscal year-end of December 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financialstatements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended December 31, 2016 and 2015 were $436,908 and $428,390, respectively.

(b) AUDIT RELATED FEE. All services are required to be pre-approved. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended December 31, 2016 and 2015 were $70,020 and $68,650, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for assistance with PFIC Analyzer Service and tax consulting services for fiscal years ended December 31, 2016 and 2015 were $14,831 and $13,085, respectively.


(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended December 31, 2016 and 2015.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant, the investment adviser, USAA Asset Management Company (AMCO) and its affiliate, USAA Investment Management Company (IMCO),and the Funds'transfer agent, SAS, for December 31, 2016 and 2015 were $159,311 and $154,735, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO and IMCO in 2016 and 2015 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.


ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

Approved and adopted by the Investment Code of Ethics Committee:
August 27, 2014

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 24, 2014

Approved and adopted by the Investment Code of Ethics Committee:
August 24, 2015

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 22, 2015

Approved and adopted by the Investment Code of Ethics Committee:
September 9, 2016

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 21, 2016

                                   APPENDIX A
                                COVERED OFFICERS



PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.













SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended December 31, 2016

By:*     /s/ Daniel J. Mavico
         --------------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary

Date:     02/22/2017
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     02/24/2017
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     02/24/2017
         ------------------------------

*Print the name and title of each signing officer under his or her signature.